  PROSPECTUS
  JULY 1, 1998

  Investment Portfolios Offered by

  Pacific Horizon Funds, Inc.

This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Funds:

- are not bank deposits

- are not obligations of, or guaranteed or endorsed by Bank of America NT&SA or any of its affiliates

- are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

- are not guaranteed to achieve their goal(s)

- may not be able to maintain a stable $1 share price

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 PRIME FUND

 -  Y Shares

  -  Horizon Shares

  -  Horizon Service Shares

 TREASURY FUND

 -  Y Shares

  -  Horizon Shares

  -  Horizon Service Shares

 GOVERNMENT FUND

 -  Horizon Shares

  -  Horizon Service Shares

  TREASURY ONLY FUND

  -  Horizon Shares

  -  Horizon Service Shares

  TAX-EXEMPT MONEY FUND

  -  Horizon Shares

  -  Horizon Service Shares

  CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

  -  Horizon Shares

  -  Horizon Service Shares

PHF-0004

                                    OVERVIEW

GOAL OF THE MONEY MARKET FUNDS

The money market funds invest primarily in money market instruments and strive to maintain a stable $1 share price. Each Fund employs its own strategy and has its own risk/reward profile. Be sure to read all risk disclosure carefully before investing.

THE INVESTMENT ADVISER

Pacific Horizon money market funds are managed by Bank of America NT&SA ("Bank of America"), a subsidiary of BankAmerica Corporation, a registered bank holding company. For more information on the Investment Adviser see the section entitled "Management of the Funds."

                               TABLE OF CONTENTS

A FUND-BY-FUND LOOK AT GOALS,                  FUND DESCRIPTION
STRATEGIES, RISKS, EXPENSES                    OVERVIEW
AND FINANCIAL HISTORY                    2-9   PRIME FUND
                                       10-17   TREASURY FUND
                                       18-24   GOVERNMENT FUND
                                       25-30   TREASURY ONLY FUND
                                       31-36   TAX-EXEMPT MONEY FUND
                                       37-41   CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                          42   ADDITIONAL INVESTMENT RISKS
DETAILS THAT APPLY TO ALL MONEY                MANAGEMENT OF THE FUNDS
MARKET FUNDS IN THIS                      42   INVESTMENT ADVISER
PROSPECTUS                                43   SERVICE PROVIDER CHART
POLICIES AND INSTRUCTIONS FOR                  SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                  44   PRICING OF FUND SHARES
CLOSING AN ACCOUNT IN ANY OF              44   PURCHASE OF FUND SHARES
THE MONEY MARKET FUNDS                    46   REDEMPTION OF FUND SHARES
                                          47   EXCHANGE PRIVILEGE
                                          48   DIVIDENDS AND DISTRIBUTIONS
                                          48   TAXES
DETAILS ON DISTRIBUTION AND                    DISTRIBUTION ARRANGEMENTS
OTHER SHAREHOLDER SERVICE                 49   12b-1 AND SERVICE FEE PLANS
PLANS.
                              SEE BACK COVER   FOR MORE INFORMATION

       DISTRIBUTOR:                              INVESTMENT ADVISER:
       Provident Distributors, Inc.              Bank of America National Trust and Savings Association
       Four Falls Corporate Center               555 California Street
       6th Floor                                 San Francisco, CA 94104
       West Conshohocken, PA 19428

                                   PRIME FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: HPRXX
Horizon Service Shares: not applicable
Y Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund may invest in U.S. dollar-denominated money market securities (such as bank certificates of deposit, bankers' acceptances and commercial paper), including those issued by:

- U.S. and foreign banks

- U.S. and foreign corporate issuers

- the U.S. government, its agencies and instrumentalities

- municipalities

At least 95% of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

The Fund will concentrate its investments in the banking and finance industry which means that it will invest at least 25% of its total assets in the securities of that industry.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of

  America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- Because the Fund concentrates in the banking and finance industry, it is more susceptible to economic and regulatory developments in that industry than a money market fund which does not concentrate. In addition, the Fund's investment in foreign banks and corporate issuers makes it susceptible to future political and economic developments in countries in which it invests.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Shares of the Fund for the last 10 calendar years. Past performance is not necessarily an indicator of how the Fund will perform in the future.

1988                                                 7.76
1989                                                 9.51
1990                                                  8.4
1991                                                  6.5
1992                                                 4.01
1993                                                 3.26
1994                                                  4.2
1995                                                 5.92
1996                                                 5.38
1997                                                 5.56

The total return for Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.39%. Over the past 10 calendar years, the highest quarter total return for Horizon Shares of the Fund was 2.43% (quarter ended June 30, 1989). Over the past 10 calendar years, the lowest quarter total return for Horizon Shares of the Fund was 0.80% (quarter ended June 30, 1993).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past 1, 5 and 10 calendar years (and since inception with respect to the Horizon Service Shares) compare with the 30-Day Commercial Paper Rate (an estimated monthly return of high-grade unsecured promissory notes of corporations sold through dealers by major corporations in multiples of $1,000) for the same periods, and the Lipper Institutional Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                            ------------------------------------------------------
                                            1 YEAR    5 YEARS       10 YEARS       SINCE INCEPTION
                PRIME FUND                  ------    -------    --------------    ---------------
30-Day Commercial Paper Rate..............  5.56%     4.93%          5.89%         Not applicable
Lipper Institutional Money Market Funds
  Average.................................  5.33%     4.64%          5.78%         Not applicable
Y Shares*, **.............................  4.75%     4.42%          5.61%         Not applicable
Horizon Shares............................  5.56%     4.86%          6.03%         Not applicable
Horizon Service Shares***.................  5.29%     4.60%      Not applicable        5.75%

---------------

  * This example does not include the deduction at redemption of any contingent deferred sales charges for Y Shares of the Prime Fund acquired through exchange of B Shares of the Pacific Horizon Funds.

 ** Prime Fund -- Y Shares commenced operations on July 10, 1997. Performance results from July 22, 1996 to July 9, 1997 reflect the past performance of Prime Fund -- X Shares. Performance results prior to July 22, 1996 reflect the past performance of Prime Fund -- Pacific Horizon Shares. Y Shareholders are subject to a Rule 12b-1 Fee of 0.75% and a Shareholder Service Fee of 0.25%. X Shares are subject to a 0.30% Rule 12b-1 Fee and a 0.25% Shareholder Service Fee. Pacific Horizon Shares are subject to a 0.32% Special Management Services Fee. Performance data prior to July 10, 1997 for the Prime Fund -- Y Shares has not been adjusted to reflect the higher expenses of the Y Shares. If the performance data prior to July 10, 1997 had been adjusted to reflect Y Share expenses, performance would have been lower.

*** Prime Fund Horizon Service Shares commenced operations on February 18, 1988.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                 Y        HORIZON         HORIZON
                                                             SHARES(1)    SHARES     SERVICE SHARES(2)
                                                             ---------    -------    -----------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases..................    None        None            None
Maximum sales charge imposed on reinvested dividends.......    None        None            None
Maximum deferred sales charge..............................    None(3)     None            None
Redemption fees(4).........................................    None        None            None
Exchange fees..............................................    None        None            None

                                                                                          HORIZON
                                                                 Y        HORIZON         SERVICE
                                                             SHARES(1)    SHARES         SHARES(2)
                                                             ---------    -------    -----------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(5).........................................     .20%        .20%            .20%
Rule 12b-1 fees(6).........................................     .75%          0%              0%
Shareholder services fees..................................     .25%          0%            .25%
All other expenses.........................................     .02%        .03%            .04%
                                                               ----         ---             ---
Total annual operating expenses(7).........................    1.22%        .23%            .49%
                                                               ====         ===             ===

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(3) Although there is no contingent deferred sales charge, any Y Shares of the Prime Fund which were acquired through an exchange of B Shares of Pacific Horizon Funds (which are offered with a contingent deferred sales charge) will be subject to a contingent deferred sales charge of up to a maximum of 5.0% upon redemption in accordance with the applicable Pacific Horizon
    Fund -- B Share prospectus.

(4) A shareholder may pay a separate charge for redemption proceeds which are wired.

(5) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets. Due to established breakpoints, management fees decrease as the Fund's assets increase. AS OF FEBRUARY 28, 1998, THE EFFECTIVE ADVISORY FEE WAS .09%, THE EFFECTIVE ADMINISTRATION FEE WAS .10% AND THE EFFECTIVE MANAGEMENT FEE WAS .19% OF THE FUND'S AVERAGE NET ASSETS.

(6) Because of the Rule 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(7) AS OF FEBRUARY 28, 1998, THE EFFECTIVE TOTAL OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WERE 1.21% FOR Y SHARES, .22% FOR HORIZON SHARES AND .48% FOR HORIZON SERVICE SHARES. The amount of current total operating expenses may increase without shareholder approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                        PRIME FUND                           ------    -------    -------    --------
Y Shares*..................................................   $124      $387       $670       $1,477
Horizon Shares.............................................   $ 24      $ 74       $130       $  293
Horizon Service Shares.....................................   $ 50      $157       $274       $  616

---------------

* This example does not include the deduction at redemption of any contingent deferred sales charges for Y Shares of the Prime Fund acquired through exchange of B Shares of the Pacific Horizon Funds.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                           PACIFIC HORIZON PRIME FUND
                              FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
Y SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
                                                                --------
Income from Investment Operations:
  Net investment income.....................................      0.0290
  Net realized gains/(losses) on investment transactions....          --
                                                                --------
Total income from investment operations.....................      0.0290
Less dividends to shareholders from net investment income...     (0.0290)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        2.93%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $    559
  Ratio of expenses to average net assets...................        1.21%(c)
  Ratio of net investment income to average net assets......        4.48%(c)
  Ratio of expenses to average net assets*..................          (b)
  Ratio of net investment income to average net assets*.....          (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 10, 1997 (inception date) to February 28,
     1998.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

                           PACIFIC HORIZON PRIME FUND
                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED
                                         --------------------------------------------------------------------------------
                                         FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                             1998             1997             1996             1995             1994
                                         ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR.................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                           --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income................      0.0546           0.0524           0.0571           0.0461           0.0319
  Net realized gains/(losses) on
     investment transactions...........          --               --           0.0004          (0.0232)         (0.0016)
                                           --------         --------         --------         --------         --------
Total income from investment
  operations...........................      0.0546           0.0524           0.0575           0.0229           0.0303
Less dividends to shareholders from net
  investment income....................     (0.0547)         (0.0522)         (0.0571)         (0.0454)         (0.0319)
Increase due to voluntary capital
  contribution from Investment
  Advisor..............................          --               --               --           0.0233               --
                                           --------         --------         --------         --------         --------
Net change in net asset value per
  share................................     (0.0001)          0.0002           0.0004           0.0008          (0.0016)
                                           --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR.................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                           ========         ========         ========         ========         ========
Total return...........................        5.60%            5.34%            5.86%            4.63%+           3.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (millions)...    $  2,415         $  1,710         $  1,651         $    662         $  3,840
Ratio of expenses to average net
  assets...............................        0.22%            0.23%            0.23%            0.16%            0.20%
Ratio of net investment income to
  average net assets...................        5.47%            5.24%            5.69%            4.11%            3.19%
Ratio of expenses to average net
  assets*..............................          (a)              (a)            0.24%            0.23%            0.21%
Ratio of net investment income to
  average net assets*..................          (a)              (a)            5.68%            4.04%            3.18%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

                           PACIFIC HORIZON PRIME FUND
                              FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED
                                             --------------------------------------------------------------------------------
                                             FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                                 1998             1997             1996             1995             1994
                                             ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR.....................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                               --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income....................      0.0521           0.0499           0.0546           0.0431           0.0294
  Net realized gains/(losses) on investment
     transactions..........................          --               --           0.0004          (0.0227)         (0.0016)
                                               --------         --------         --------         --------         --------
Total income from investment operations....      0.0521           0.0499           0.0550           0.0204           0.0278
Less dividends to shareholders from net
  investment income........................     (0.0522)         (0.0497)         (0.0546)         (0.0429)         (0.0294)
Increase due to voluntary capital
  contribution from Investment Advisor.....          --               --               --           0.0233               --
                                               --------         --------         --------         --------         --------
Net change in net asset value per share....     (0.0001)          0.0002           0.0004           0.0008          (0.0016)
                                               --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF YEAR.....    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                               ========         ========         ========         ========         ========
Total return...............................        5.34%            5.08%            5.60%            4.37%+           2.98%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (millions).....    $  3,374         $  2,945         $  1,561         $    864         $    839
  Ratio of expenses to average net
     assets................................        0.48%            0.48%            0.48%            0.44%            0.45%
  Ratio of net investment income to average
     net assets............................        5.23%            5.00%            5.44%            4.31%            2.94%
  Ratio of expenses to average net
     assets*...............................          (a)              (a)            0.49%            0.48%            0.46%
  Ratio of net investment income to average
     net assets*...........................          (a)              (a)            5.43%            4.27%            2.93%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

                                 TREASURY FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: HTRXX
Horizon Service Shares: not applicable
Y Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests solely in direct obligations of the U.S. Treasury, including:

- U.S. Treasury bills, notes and bonds

- repurchase agreements backed by U.S. Treasury bills, notes and bonds

All of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and generally does not invest in securities with maturities of more than 13 months.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other banks, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Shares of the Fund for the last 10 calendar years. Past performance is not necessarily an indicator of how the Fund will perform in the future.

1988                                                 7.38
1989                                                 9.12
1990                                                 8.12
1991                                                 6.01
1992                                                 3.71
1993                                                 2.98
1994                                                 4.03
1995                                                 5.78
1996                                                 5.24
1997                                                 5.36

The total return for Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.35%. Over the past 10 calendar years, the highest quarter total return for Horizon Shares of the Fund was 2.30% (quarter ended June 30, 1989). Over the past 10 calendar years, the lowest quarter total return for Horizon Shares of the Fund was 0.72% (quarter ended June 30, 1993).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past 1, 5 and 10 calendar years (and since inception with respect to the Horizon Service Shares) compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper Institutional U.S. Treasury Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                          AVERAGE ANNUAL TOTAL RETURNS
                                             -------------------------------------------------------
                                             1 YEAR     5 YEARS       10 YEARS       SINCE INCEPTION
               TREASURY FUND                 -------    -------    --------------    ---------------
Salomon Brothers 3-Month T-Bill Index......  5.25%      4.70%          5.61%         Not applicable
Lipper Institutional U.S Treasury Money
  Market Funds Average.....................  5.11%      4.47%          5.62%         Not applicable
Y Shares*..................................  4.56%      4.24%          5.36%         Not applicable
Horizon Shares.............................  5.36%      4.67%          5.76%         Not applicable
Horizon Service Shares**...................  5.10%      4.41%      Not applicable        5.51%

---------------

 * Treasury Fund -- Y Shares commenced operations on July 10, 1997. Performance results from July 22, 1996 to July 9, 1997 reflect the past performance of the Treasury Fund -- X Shares. Performance results prior to July 22, 1996 reflect the past performance of the Prime Fund -- Pacific Horizon Shares. Y Shareholders are subject to a Rule 12b-1 Fee of 0.75% and a Shareholder Services Fee of 0.25%. X Shares are subject to a 0.30% Rule 12b-1 Fee and a 0.25% Shareholder Service Fee. Pacific Horizon Shares are subject to a 0.32% Special Management Services Fee. Performance data prior to July 10, 1997 for the Treasury Fund -- Y Shares has not been adjusted to reflect the higher expenses of the Y Shares. If the performance data prior to July 10, 1997 had been adjusted to reflect Y Share expenses, performance would have been lower.

** Treasury Fund -- Horizon Service Shares commenced operations on February 18,
   1988.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                  Y        HORIZON         HORIZON
                                                              SHARES(1)    SHARES     SERVICE SHARES(2)
                                                              ---------    -------    -----------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................    None        None            None
Maximum sales charge imposed on reinvested dividends........    None        None            None
Maximum deferred sales charge...............................    None        None            None
Redemption fees (3).........................................    None        None            None
Exchange fees...............................................    None        None            None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(4)..........................................    .20%        .20%            .20%
Rule 12b-1 fees(5)..........................................    .75%          0%              0%
Shareholder services fees...................................    .25%          0%            .25%
All other expenses..........................................    .02%        .05%            .05%
                                                                ----        ----            ----
Total annual Fund operating expenses........................   1.22%        .25%            .50%
                                                                ====        ====            ====

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(3) A shareholder may pay a separate charge for redemption proceeds which are wired.

(4) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

(5) Because of the Rule 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Y Shares...................................................   $124      $387       $670       $1,477
Horizon Shares.............................................   $ 26      $ 80       $141       $  318
Horizon Service Shares.....................................   $ 51      $160       $280       $  628

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                         PACIFIC HORIZON TREASURY FUND
                              FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
Y SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
Income from Investment Operations:
  Net investment income.....................................      0.0276
                                                                --------
Total income from investment operations.....................      0.0276
Less dividends to shareholders from net investment income...     (0.0276)
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        2.80%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $     82
  Ratio of expenses to average net assets...................        1.22%(d)
  Ratio of net investment income to average net assets......        4.28%(d)
  Ratio of expenses to average net assets*..................          (b)(c)
  Ratio of net investment income to average net assets*.....          (b)(c)

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 10, 1997 (inception date) to February 28,
     1998.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

                         PACIFIC HORIZON TREASURY FUND
                              FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED
                                          --------------------------------------------------------------------------------
                                          FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                              1998             1997             1996             1995             1994
                                          ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR..................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                            --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income.................      0.0527           0.0509           0.0559           0.0437           0.0294
  Net realized gains/(losses) on
     investment transactions............          --               --           0.0011           0.0001          (0.0002)
                                            --------         --------         --------         --------         --------
Total income from investment
  operations............................      0.0527           0.0509           0.0570           0.0438           0.0292
Less dividends to shareholders from net
  investment income.....................     (0.0527)         (0.0509)         (0.0559)         (0.0437)         (0.0294)
                                            --------         --------         --------         --------         --------
Net change in net asset value per
  share.................................          --               --           0.0011           0.0001          (0.0002)
                                            --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR..................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                            ========         ========         ========         ========         ========
Total return............................        5.40%            5.21%            5.73%            4.46%            2.98%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).........................    $    702         $    618         $    722              469         $    487
  Ratio of expenses to average net
     assets.............................        0.25%            0.25%            0.25%            0.23%            0.23%
  Ratio of net investment income to
     average net assets.................        5.27%            5.09%            5.56%            4.36%            2.94%
  Ratio of expenses to average net
     assets*............................        (a)(b)            (b)              0.26%            (a)                (a)
  Ratio of net investment income to
     average net assets*................      (a)(b)                (b)            5.55%            (a)                (a)

---------------

* During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                         PACIFIC HORIZON TREASURY FUND
                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED
                                         --------------------------------------------------------------------------------
                                         FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                             1998             1997             1996             1995             1994
                                         ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR.................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                           --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income................      0.0502           0.0484           0.0534           0.0412           0.0269
  Net realized gains/(losses) on
     investment transactions...........          --               --           0.0011           0.0001          (0.0002)
                                           --------         --------         --------         --------         --------
Total income from investment
  operations...........................      0.0502           0.0484           0.0545           0.0413           0.0267
Less dividends to shareholders from net
  investment income....................     (0.0502)         (0.0484)         (0.0534)         (0.0412)         (0.0269)
                                           --------         --------         --------         --------         --------
Net change in net asset value per
  share................................          --               --           0.0011           0.0001          (0.0002)
                                           --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR.................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                           ========         ========         ========         ========         ========
Total return...........................        5.14%            4.97%            5.47%            4.20%            2.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions)........................    $  1,713         $  1,557         $  1,031         $    364         $    541
  Ratio of expenses to average net
     assets............................        0.50%            0.50%            0.50%            0.48%            0.48%
  Ratio of net investment income to
     average net assets................        5.03%            4.84%            5.31%            4.01%            2.69%
  Ratio of expenses to average net
     assets*...........................        (a)(b)            (b)              0.51%            (a)                (a)
  Ratio of net investment income to
     average net assets*...............      (a)(b)                (b)            5.30%            (a)                (a)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                                GOVERNMENT FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: PGOXX
Horizon Service Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in short-term debt obligations issued or guaranteed (as to principal and interest) by the U.S. Government, its agencies, instrumentalities, or sponsored entities (and in repurchase agreements relating to such obligations) including those obligations backed by the:

- full faith and credit of the United States

- right of the issuer to borrow from the U.S. Treasury

- discretionary authority of the U.S. Government to purchase the agency's obligations

- credit of the agency or instrumentality issuing the obligation

All of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of

  America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Service Shares of the Fund for the last 5 calendar years since inception (March 1, 1993). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1993*                                                2.56
1994                                                 3.91
1995                                                 5.55
1996                                                 5.00
1997                                                 5.15

The total return for Horizon Service Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.30%. Since inception (March 1, 1993), the highest calendar quarter total return for Horizon Service Shares of the Fund was 1.42% (quarter ended June 30, 1995). Since inception (March 1, 1993), the lowest calendar quarter total return for Horizon Service Shares of the Fund was 0.73% (quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past calendar year, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper Institutional U.S. Government Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              -----------------------------
                                                               1 YEAR      SINCE INCEPTION
                      GOVERNMENT FUND                         --------    -----------------
Salomon Brothers 3-Month T-Bill Index.......................    5.25%      Not applicable
Lipper Institutional U.S Government Money Market Funds
  Average...................................................    5.25%      Not applicable
Horizon Shares*.............................................    5.41%          4.92%
Horizon Service Shares**....................................    5.15%          4.58%

---------------

 * Government Fund -- Horizon Shares commenced operations on June 14, 1993.

** Government Fund -- Horizon Services Shares commenced operations on March 1,
   1993.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                              HORIZON    HORIZON SERVICE
                                                              SHARES        SHARES(1)
                                                              -------    ---------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................   None           None
Maximum sales charge imposed on reinvested dividends........   None           None
Maximum deferred sales charge...............................   None           None
Redemption fees(2)..........................................   None           None
Exchange fees...............................................   None           None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)(4).......................................   .20%           .20%
Shareholder services fees...................................     0%           .25%
All other expenses..........................................   .12%           .12%
                                                               ----           ----
Total annual fund operating expenses(4).....................   .32%           .57%
                                                               ====           ====

---------------

(1) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

(4) The adviser has agreed to limit the management fee. AS OF FEBRUARY 28, 1998, THE EFFECTIVE MANAGEMENT FEE AND TOTAL OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WERE .15% AND .27%, RESPECTIVELY, FOR THE HORIZON SHARES, AND .15% AND .52%, RESPECTIVELY, FOR THE HORIZON SERVICE SHARES. The management fee limitation may be terminated at any time at the option of the investment adviser. If this were to occur, the amount of the current management fee and total operating expenses may increase without shareholder approval up to the maximum total operating expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Horizon Shares.............................................   $33       $103       $180        $406
Horizon Service Shares.....................................   $58       $183       $318        $714

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                        PACIFIC HORIZON GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED
                                      ------------------------------------------------------------------------
                                      FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                          1998           1997           1996           1995         1994(b)
                                      ------------   ------------   ------------   ------------   ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING
  OF YEAR...........................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                        --------       --------       --------       --------       --------
Income from Investment Operations:
  Net investment income.............      0.0532         0.0513         0.0600         0.0454         0.0227
  Net realized gains/(losses) on
     investment transactions........      0.0001             --        (0.0042)**     (0.0092)       (0.0006)
                                        --------       --------       --------       --------       --------
Total income from investment
  operations........................      0.0533         0.0513         0.0558         0.0362         0.0221
Less dividends to shareholders from
  net investment income.............     (0.0533)       (0.0512)       (0.0556)       (0.0452)       (0.0227)
Increase due to voluntary capital
  contribution from Investment
  Advisor...........................          --             --             --         0.0085             --
                                        --------       --------       --------       --------       --------
Net change in net asset value per
  share.............................          --         0.0001         0.0002        (0.0005)       (0.0006)
                                        --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
  YEAR..............................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                        ========       ========       ========       ========       ========
Total return........................        5.46%          5.25%          5.71%          4.61%+         2.29%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).....................    $     63       $     61       $     55       $    235       $    370
  Ratio of expenses to average net
     assets.........................        0.27%          0.22%          0.24%          0.17%          0.28%(c)
  Ratio of net investment income to
     average net assets.............        5.32%          5.15%          5.66%          4.67%          3.17%(c)
  Ratio of expenses to average net
     assets*........................        0.32%          0.29%(a)       0.30%          0.25%          0.28%(c)
  Ratio of net investment income to
     average net assets*............        5.27%          5.08%(a)       5.60%          4.59%          3.17%(c)

---------------

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
(a)  Fees paid by third parties had no effect on the ratios.
(b)  Period from June 14, 1993 (inception date) to February 28,
     1994.
(c)  Annualized.
(d)  Not annualized.
+ Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

                        PACIFIC HORIZON GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED
                                       --------------------------------------------------------------------------------
                                       FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                           1998             1997             1996             1995             1994
                                       ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE, BEGINNING
  OF YEAR............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                         --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income..............      0.0507           0.0488           0.0537           0.0429           0.0300
  Net realized gains/(losses) on
     investment transactions.........      0.0001               --          (0.0004)**       (0.0092)         (0.0006)
                                         --------         --------         --------         --------         --------
Total income from investment
  operations.........................      0.0508           0.0488           0.0533           0.0337           0.0294
Less dividends to shareholders from
  net investment income..............     (0.0508)         (0.0487)         (0.0531)         (0.0427)         (0.0300)
Increase due to voluntary capital
  contribution from Investment
  Advisor............................          --               --               --           0.0085               --
                                         --------         --------         --------         --------         --------
Net change in net asset value per
  share..............................          --           0.0001           0.0002          (0.0005)         (0.0006)
                                         --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR...............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                         ========         ========         ========         ========         ========
Total return.........................        5.20%            4.98%            5.44%            4.35%+           3.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions)......................    $    264         $    263         $    213         $    289         $    326
  Ratio of expenses to average net
     assets..........................        0.52%            0.48%            0.49%            0.43%            0.48%
  Ratio of net investment income to
     average net assets..............        5.07%            4.89%            5.41%            4.32%            2.99%
  Ratio of expenses to average net
     assets*.........................        0.57%            0.54%(a)         0.56%            0.51%            0.53%
  Ratio of net investment income to
     average net assets*.............        5.02%            4.83%(a)         5.34%            4.24%            2.94%

---------------

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
(a)  Fees paid by third parties had no effect on the ratios.
+ Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

                               TREASURY ONLY FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: PATXX
Horizon Service Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests solely in obligations of the U.S. Treasury. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government, and include:

- U.S. Treasury bills, notes and bonds

All of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Service Shares of the Fund for the last 5 calendar years since inception (March 1, 1993). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1993*                                                2.31
1994                                                 3.61
1995                                                 5.17
1996                                                 4.78
1997                                                 4.87

The total return for Horizon Service Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.21%. Since inception (March 1, 1993), the highest calendar quarter total return for Pacific Horizon Service Shares of the Fund was 1.30% (quarter ended June 30, 1995). Since inception (March 1, 1993), the lowest calendar quarter total return for Horizon Service Shares of the Fund was 0.67% (quarter ended June 30, 1993).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past calendar year, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper Institutional U.S. Treasury Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                                  AVERAGE ANNUAL TOTAL
                                                                         RETURNS
                                                                -------------------------
                                                                1 YEAR    SINCE INCEPTION
                     TREASURY ONLY FUND                         ------    ---------------
Salomon Brothers 3-Month T-Bill Index.......................     5.25%    Not applicable

Lipper Institutional U.S. Treasury Money Market Funds
 Average....................................................     5.11%    Not applicable

Horizon Shares*.............................................     5.13%         5.10%
Horizon Service Shares**....................................     4.87%         4.28%

---------------

 * Treasury Only Fund -- Horizon Shares commenced operations on September 20, 1995.

** Treasury Only Fund -- Horizon Service Shares commenced operations on March 1,
   1993.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                HORIZON SERVICE
                                                              HORIZON SHARES       SHARES(2)
                                                              --------------    ---------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................    None              None
Maximum sales charge imposed on reinvested dividends........    None              None
Maximum deferred sales charge...............................    None              None
Redemption fees(1)..........................................    None              None
Exchange fees...............................................    None              None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................    .20%              .20%
Shareholder services fees...................................     0%               .25%
All other expenses..........................................    .09%              .09%
                                                                   ----              ----
Total annual Fund operating expenses........................    .29%              .54%
                                                                   ====              ====

---------------

(1) A shareholder may pay a separate charge for redemption proceeds which are wired.

(2) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your cost would be.

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    TREASURY ONLY FUND                       ------    -------    -------    --------
Horizon Shares.............................................   $30       $ 93       $163        $368
Horizon Service Shares.....................................   $55       $173       $302        $677

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                       PACIFIC HORIZON TREASURY ONLY FUND
                              FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED
                                                           ---------------------------   PERIOD ENDED
                                                           FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,
                                                               1998           1997         1996(a)
                                                           ------------   ------------   ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD...........    $   1.00       $   1.00       $   1.00
                                                             --------       --------       --------
Income from Investment Operations:
  Net investment income..................................      0.0504         0.0490         0.0227
  Net realized gains/(losses) on investment
     transactions........................................          --         0.0001        (0.0001)
                                                             --------       --------       --------
          Total income from investment operations........      0.0504         0.0491         0.0226
Less dividends to shareholders from net investment
  income.................................................     (0.0504)       (0.0490)       (0.0227)
                                                             --------       --------       --------
Net change in net asset value per share..................          --         0.0001        (0.0001)
                                                             --------       --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD.................    $   1.00       $   1.00       $   1.00
                                                             ========       ========       ========
          Total return...................................        5.16%          5.02%          2.30%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions).................    $     30       $     30       $      7
  Ratio of expenses to average net assets................        0.29%          0.27%          0.70%(d)
  Ratio of net investment income to average net assets...        5.04%          4.94%         11.88%(d)
  Ratio of expenses to average net assets*...............           (b)(c)          (b)(c)         (b)
  Ratio of net investment income to average net
     assets*.............................................          (b)(c)          (b)(c)         (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from September 20, 1995 (inception date) to February
     29, 1996.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

                       PACIFIC HORIZON TREASURY ONLY FUND
                              FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED
                                     --------------------------------------------------------------------------------
                                     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                         1998             1997             1996             1995             1994
                                     ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
  BEGINNING OF YEAR................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                       --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income............      0.0480           0.0465           0.0502           0.0391           0.0273
  Net realized gains/(losses) on
     investment transactions.......          --           0.0001           0.0003          (0.0002)         (0.0002)
                                       --------         --------         --------         --------         --------
          Total income from
            investment
            operations.............      0.0480           0.0466           0.0505           0.0389           0.0271
Less dividends to shareholders from
  net investment income............     (0.0480)         (0.0465)         (0.0502)         (0.0391)         (0.0273)
                                       --------         --------         --------         --------         --------
Net change in net asset value per
  share............................          --           0.0001           0.0003          (0.0002)         (0.0002)
                                       --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR.............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                       ========         ========         ========         ========         ========
          Total return.............        4.90%            4.75%            5.14%            3.98%            2.76%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions)....................    $    177         $    260         $    186         $    194         $    272
  Ratio of expenses to average net
     assets........................        0.54%            0.53%            0.56%            0.55%            0.39%
  Ratio of net investment income to
     average net assets............        4.80%            4.66%            5.01%            3.86%            2.73%
  Ratio of expenses to average net
     assets*.......................        (a)(b)         (a)(b)                (a)            0.56%           0.64%
  Ratio of net investment income to
     average net assets*...........      (a)(b)             (a)(b)              (a)            3.85%           2.48%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                             TAX-EXEMPT MONEY FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: HTEXX
Horizon Service Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income taxes, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of federally tax-exempt short-term debt obligations issued by, or on behalf of, states, territories and possessions of the United States, including those issued by:

- the U.S. government, its agencies and instrumentalities

- municipalities, local governments, other political subdivisions and their agencies.

Under normal market conditions, all of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality). The Fund may also invest in investments in the second-highest short-term rating category (or securities issued by issuers with such ratings or unrated equivalents) for temporary defensive purposes or if the investment adviser does not feel that suitable securities in the highest short-term rating category are available. The Fund may invest in taxable obligations or hold uninvested cash reserves for temporary defensive purposes.

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities, and no more than 20% of the Fund?s total assets will be invested in taxable obligations.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- The Fund intends to minimize income earned that is subject to the federal alternative minimum tax. If a portion of income earned by the Fund is subject to this tax, you will be notified of the percentage.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Shares of the Fund for the last 10 calendar years. Past performance is not necessarily an indicator of how the Fund will perform in the future.

1988                                                 5.42
1989                                                 6.42
1990                                                 5.87
1991                                                 4.42
1992                                                  2.9
1993                                                 2.27
1994                                                 2.69
1995                                                 3.68
1996                                                 3.28
1997                                                 3.47

The total return for Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 0.86%. Over the past 10 calendar years, the highest quarter total return for Horizon Shares of the Fund was 1.67% (quarter ended June 30, 1989). Over the past 10 calendar years, the lowest quarter total return for Horizon Shares of the Fund was 0.52% (quarter ended March 31, 1993).

AVERAGE ANNUAL TOTAL RETURN -- COMPARISON

The table below shows how the Fund's average annual returns for the past 1, 5 and 10 calendar years (and since inception with respect to the Horizon Service Shares) compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper Institutional Tax-Exempt Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                ---------------------------------------------------
                                                                                         SINCE
                                                1 YEAR   5 YEARS      10 YEARS         INCEPTION
            TAX-EXEMPT MONEY FUND*              ------   -------   ---------------   --------------
Salomon Brothers 3-Month T-Bill Index*........   5.25%    4.70%         5.61%        Not applicable
Lipper Institutional Tax-Exempt Money Market
  Funds Average*..............................   3.39%    2.96%         3.93%        Not applicable
Horizon Shares................................   3.47%    3.07%         4.03%        Not applicable
Horizon Service Shares**......................   3.21%    2.82%    Not applicable        3.75%

---------------

* The securities underlying the Salomon Brothers 3-Month T-Bill Index are subject to federal income tax. The Tax-Exempt Money Fund and the funds in the Lipper Institutional Tax-Exempt Money Market Funds Average are not subject to federal income tax.
** Tax-Exempt Money Fund -- Horizon Service Shares commenced operations on
   February 18, 1988.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                              HORIZON    HORIZON SERVICE
                                                              SHARES        SHARES(1)
                                                              -------    ---------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................     None         None
Maximum sales charge imposed on reinvested dividends........     None         None
Maximum deferred sales charge...............................     None         None
Redemption fees(2)..........................................     None         None
Exchange fees...............................................     None         None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................     .20%         .20%
Shareholder services fees...................................       0%         .25%
All other expenses..........................................     .08%         .08%
                                                              -------         ----
Total annual Fund operating expenses........................     .28%         .53%
                                                              =======         ====

---------------

(1) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   TAX-EXEMPT MONEY FUND                     ------    -------    -------    --------
Horizon Shares.............................................   $29       $ 90       $157        $356
Horizon Service Shares.....................................   $54       $170       $296        $665

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                     PACIFIC HORIZON TAX-EXEMPT MONEY FUND
                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED
                                         --------------------------------------------------------------------------------
                                         FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                             1998             1997             1996             1995             1994
                                         ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR.................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                           --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income................      0.0342           0.0322           0.0359           0.0285           0.0225
Less dividends to shareholders from net
  investment income....................     (0.0342)         (0.0322)         (0.0359)         (0.0285)         (0.0225)
                                           --------         --------         --------         --------         --------
Net change in net asset value per
  share................................          --               --               --               --               --
                                           --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR.................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                           ========         ========         ========         ========         ========
Total return...........................        3.47%            3.27%            3.65%            2.89%            2.27%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions)........................    $    344         $    264         $    303         $    382         $    515
  Ratio of expenses to average net
     assets............................        0.28%            0.28%            0.31%            0.28%            0.28%
  Ratio of net investment income to
     average net assets................        3.41%            3.22%            3.58%            2.81%            2.25%
  Ratio of expenses to average net
     assets*...........................        (a)(b)            (a)                (a)              (a)             0.29%
  Ratio of net investment income to
     average net assets*...............      (a)(b)                (a)              (a)              (a)             2.24%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                     PACIFIC HORIZON TAX-EXEMPT MONEY FUND
                              FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED
                                            --------------------------------------------------------------------------------
                                            FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                                1998             1997             1996             1995             1994
                                            ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR....................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                              --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income...................      0.0317           0.0297           0.0334           0.0260           0.0200
Less dividends to shareholders from net
  investment income.......................     (0.0317)         (0.0297)         (0.0334)         (0.0260)         (0.0200)
                                              --------         --------         --------         --------         --------
Net change in net asset value per share...          --               --               --               --               --
                                              --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF YEAR....    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                              ========         ========         ========         ========         ========
Total return..............................        3.22%            3.01%            3.39%            2.63%            2.02%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (millions)....    $    186         $    169         $     35         $     39         $     48
  Ratio of expenses to average net
     assets...............................        0.53%            0.53%            0.56%            0.53%            0.53%
  Ratio of net investment income to
     average net assets...................        3.17%            2.98%            3.34%            2.57%            2.04%
  Ratio of expenses to average net
     assets*..............................          (a)(b)           (a)              (a)              (a)            0.57%
  Ratio of net investment income to
     average net assets*..................          (a)(b)           (a)              (a)              (a)            2.00%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: not applicable
Horizon Service Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income free from federal income tax and California state personal income tax, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities issued by or on behalf of the State of California and other governmental issuers.

All of the Fund's investments will be in either the highest or the second-highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities which are exempt from California state personal income tax, and no more than 5% of the Fund's net assets will be invested in any one category of taxable securities. The Fund may invest in taxable obligations or hold uninvested cash reserves for temporary defensive purposes.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- Because the Fund is a non-diversified investment portfolio, the change in value of any one security may affect the overall value of the Fund more than it would if the Fund was a diversified portfolio.

- The Fund's concentration in California issuers brings greater risk than that of a less geographically concentrated investment portfolio. Since the Fund invests heavily in California, events in California are likely to affect the Fund's investments.

- The Fund intends to minimize income earned that is subject to the federal alternative minimum tax. If a portion of income earned by the Fund is subject to this tax, you will be notified of the percentage.

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America or any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Service Shares of the Fund for the last 5 calendar years since inception (March 1, 1993). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1993*                                                1.70
1994                                                 2.37
1995                                                 3.40
1996                                                 2.96
1997                                                 3.14

The total return for Horizon Service Shares of the Fund for the fiscal quarter ended May 31, 1998 was 0.78%. Since inception (March 1, 1993), the highest calendar quarter total return for Horizon Service Shares of the Fund was 0.88% (quarter ended June 30, 1995). Since inception (March 1, 1993), the lowest calendar quarter total return for Horizon Service Shares of the Fund was 0.44% (quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURN -- COMPARISON

The table below shows how the Fund's average annual returns for the past calendar year, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper California Tax-Exempt Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                              ---------------------------------
                                                                  1 YEAR        SINCE INCEPTION
          CALIFORNIA TAX-EXEMPT MONEY MARKET FUND*            --------------    ---------------
Salomon Brothers 3-Month T-Bill Index*......................      5.25%         Not applicable
Lipper California Tax-Exempt Money Market Funds Average*....      3.00%         Not applicable
Horizon Shares**............................................  Not applicable    Not applicable
Horizon Service Shares***...................................      3.14%             2.80%

---------------

  * The securities underlying the Salomon Brothers 3-Month T-Bill Index are subject to federal income tax. The California Tax-Exempt Money Market Fund and the funds in the Lipper California Tax-Exempt Money Market Funds Average are not subject to federal income tax.

 ** California Tax-Exempt Money Market Fund -- Horizon Shares have not yet commenced operations.

*** California Tax-Exempt Money Market Fund -- Horizon Service Shares commenced operations on March 1, 1993.

CURRENT YIELD

You may obtain the fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                          HORIZON
                                                              HORIZON     SERVICE
                                                              SHARES     SHARES(1)
                                                              -------    ----------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................   None         None
Maximum sales charge imposed on reinvested dividends........   None         None
Maximum deferred sales charge...............................   None         None
Redemption fees(2)..........................................   None         None
Exchange fees...............................................   None         None

                                                                          HORIZON
                                                              HORIZON     SERVICE
                                                              SHARES     SHARES(1)
                                                              -------    ----------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................    .20%         .20%
Shareholder services fees...................................      0%         .25%
All other expenses..........................................    .05%         .05%
                                                               ----         ----
Total annual Fund operating expenses........................    .25%         .50%
                                                               ====         ====

---------------

(1) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Horizon Shares.............................................   $26       $ 80       $141        $318
Horizon Service Shares.....................................   $51       $160       $280        $628

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request. Horizon Shares of the California Tax-Exempt Money Market Fund had not commenced operations as of February 28, 1998, therefore no financial highlights information is available.

            PACIFIC HORIZON CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED
                                          --------------------------------------------------------------------------------
                                          FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                              1998             1997             1996             1995             1994
                                          ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR..................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                            --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income.................      0.0309           0.0291           0.0331           0.0256           0.0198
  Net realized gains/(losses) on
     investment transactions............          --               --           0.0001          (0.0001)         (0.0001)
                                            --------         --------         --------         --------         --------
Total income from investment
  operations............................      0.0309           0.0291           0.0332           0.0255           0.0197
Less dividends to shareholders from net
  investment income.....................     (0.0309)         (0.0291)         (0.0331)         (0.0256)         (0.0198)
                                            --------         --------         --------         --------         --------
Net change in net asset value per
  share.................................          --               --           0.0001          (0.0001)         (0.0001)
                                            --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR..................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                            ========         ========         ========         ========         ========
Total return............................        3.13%            2.95%            3.36%            2.59%            2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).........................    $    671         $    472         $    203         $     88         $    124
  Ratio of expenses to average net
     assets.............................        0.50%            0.50%            0.55%            0.55%            0.53%
  Ratio of net investment income to
     average net assets.................        3.06%            2.92%            3.43%            2.50%            1.98%
  Ratio of expenses to average net
     assets*............................            (a)(b)           (b)          0.55%**              (a)          0.60%
  Ratio of net investment income to
     average net assets*................            (a)(b)           (b)          3.42%                (a)          1.91%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the year ended February 29, 1996 the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                          ADDITIONAL INVESTMENT RISKS

The following is a general list of the types of risks that may apply to a given Fund. Additional information about a Fund's investments is available in the Statement of Additional Information.

CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK: Associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them for.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, serves as the Funds' investment adviser and is responsible for all purchases and sales of the Funds' portfolio securities. Bank of America is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states, as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representative offices in 37 foreign countries. Bank of America is the successor by merger to Security Pacific National Bank, which previously served as investment adviser to Pacific Horizon Funds, Inc. since it commenced operations in 1984. Bank of America and its affiliates have over $77 billion in assets under management, including $22 billion in mutual fund assets. On April 13, 1998, BankAmerica Corporation and NationsBank Corporation announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by October 1, 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

For the fiscal year ended February 28, 1998, Bank of America received the following fees, as a percentage of each Fund's average net assets:

Prime Fund .09%, Government Fund .05%, Treasury Fund .10%, Treasury Only Fund
 .10%, California Tax-Exempt Money Market Fund .10%, Tax-Exempt Money Fund .10%.

The chart on the next page shows the Funds' other service providers and includes their addresses and principal activities.

                             Shareholder Flow Chart

                            SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

To help each Fund maintain its $1 constant share price, portfolio securities are valued at cost, and any discount or premium created by market movements is amortized to maturity. The net asset value (NAV) per share class for each Fund for purposes of pricing purchase and redemption orders is determined independently of that for other Pacific Horizon Funds.

The Transfer Agent makes purchases or redemptions at the NAV per share next determined after receipt of the purchase or sell order. NAVs for each share class are calculated each Business Day (each day that both the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank are open for business) at the close of regular trading on the Exchange and at the following times:

                      FUND                                CALCULATION TIME
                      ----                                ----------------
Prime and Treasury                                  As of 5:00 p.m. Eastern time
Government                                          As of 2:30 p.m. Eastern time
Treasury Only                                       As of 11:30 a.m. Eastern time
California Tax-Exempt Money Market                  As of 10:30 a.m. Eastern time
Tax-Exempt Money                                    As of 12:00 noon Eastern time

Fund shares will not be priced on those days the Funds are closed as follows:

        Independence Day (observed) -- Friday, July 3, 1998
        Labor Day -- Monday, September 7, 1998
        Columbus Day -- Monday, October 12, 1998
        Veterans Day -- Wednesday, November 11, 1998
        Thanksgiving Day -- Thursday, November 26, 1998
        Christmas Day -- Friday, December 25, 1998
        New Year's Day -- Friday, January 1, 1999
        Martin Luther King, Jr. Day -- Monday, January 18, 1999
        President's Day -- Monday, February 15, 1999
        Good Friday -- Friday, April 2, 1999
        Memorial Day (observed) -- Monday, May 31, 1999

PURCHASE OF FUND SHARES

Fund shares can only be purchased on a Business Day through the means described below. Service Organizations may be authorized to accept on Pacific Horizon Funds, Inc.'s behalf orders placed by or on behalf of their customers. Under those circumstances, a Fund will be deemed to have received an order when it is accepted by a Service Organization on a Business Day. The order will be priced at a Fund's net asset value per share next determined after such acceptance. Service Organizations will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Customers should contact their Service Organizations to learn whether they are authorized to accept orders for Pacific Horizon Funds, Inc.

Each share class described below represents a different level of service available to a select group of clients. Fees paid by the Fund for each share class vary according to the level of service provided.

Y SHARES: Y Shares of the Prime, Treasury and California Tax-Exempt Money Market Funds are available only to customers who purchase such shares through cash management services and are offered to customers of selected Service Organizations and departments of Bank of America and its affiliates who have executed the appropriate account documentation. On any Business Day that deposits and credits exceed withdrawals and charges in your transaction account, it is the responsibility of the Service Organization to transmit a purchase order on your behalf to the transfer agent and deliver required funds on a timely basis.

HORIZON AND HORIZON SERVICE SHARES: Horizon and Horizon Service Shares of the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds are offered to institutional clients or to customers of selected Service Organizations who have executed the appropriate account documentation.

The table below addresses Fund requirements for institutions and Service Organizations investing in HORIZON AND HORIZON SERVICE SHARES:

                                       OPENING AN ACCOUNT          ADDING TO AN EXISTING ACCOUNT
                                       ------------------          -----------------------------
Minimum Investment:              $500,000                         No minimum.

By Mail:                         Complete and sign an Account     Purchases by checks are NOT
                                 Application and mail to          permitted.
                                 Transfer Agent. Purchases by
                                 checks are NOT permitted.

By Telephone or Terminal         Call 1-800-426-3863 for          Call 1-800-426-3863 for
  Access:                        instructions. Wire only Federal  instructions. Wire only Federal
                                 funds or other funds             funds or other funds
                                 immediately available.           immediately available.

The schedule below addresses the Fund's deadlines for placing purchase orders for HORIZON OR HORIZON SERVICE SHARES:

             FUND                   DEADLINE FOR RECEIPT OF A
 (INCLUDES BOTH SHARE CLASSES           PURCHASE ORDER BY           DEADLINE FOR RECEIPT OF RELATED
   UNLESS OTHERWISE NOTED.)               TRANSFER AGENT               PAYMENT BY THE CUSTODIAN
 ----------------------------       -------------------------       -------------------------------
Prime or Treasury (Horizon
  Shares)                         5:00 p.m. Eastern time            6:00 p.m. Eastern time

Prime or Treasury (Horizon
  Service Shares)                 2:30 p.m. Eastern time            4:00 p.m. Eastern time

Government                        2:30 p.m. Eastern time            4:00 p.m. Eastern time

Treasury Only                     11:30 a.m. Eastern time           4:00 p.m. Eastern time

Tax-Exempt Money                  12:00 noon Eastern time           4:00 p.m. Eastern time

California Tax-Exempt Money
  Market                          10:30 a.m. Eastern time           4:00 p.m. Eastern time

NOTES SPECIFIC TO THE PURCHASE OF HORIZON AND HORIZON SERVICE SHARES:

- Customers of Service Organizations (brokers, financial institutions or other industry professionals who maintain accounts on behalf of shareholders and provide additional services to their clients) should refer to their Service Organization for the terms and conditions under which Fund shares can be purchased, including minimum initial and subsequent purchase limits, minimum average balance requirements and deadlines for purchases.

- Fund may, in its discretion, reject any order for shares. Orders received after the Fund cut-off times and orders for which payment has not been received in a timely manner, will not be accepted. Payment for orders not accepted by a Fund or not received or paid for in a timely manner, will be returned with prompt notification to the sending institution.

- You will be charged compensation for each wire or Electronic Funds Transfer purchase that is returned unpaid or not received by the deadline, and you will be responsible for any resulting losses suffered by the Funds.

- The Funds reserve the right to suspend the sale of shares to the public at any time in response to conditions in the securities markets or otherwise.

REDEMPTION OF FUND SHARES

Fund shares can only be redeemed on a Business Day through the means described below. Customers of Service Organizations should refer to their Service Organization for the terms and conditions under which Fund shares can be redeemed, including the deadlines for redemptions.

Y SHARES: On any Business Day that withdrawals and charges in your transaction account exceed deposits and credits, it is the responsibility of the Service Organization to transmit a redemption order on your behalf to the Transfer Agent and to credit your account with the proceeds on a timely basis. Y Shares of the Prime Fund acquired through exchange of B Shares of the Pacific Horizon Funds are subject to a contingent deferred sales charge ("CDSC") upon redemption. For purposes of computing the CDSC, the length of time of ownership will be measured from the date of original purchase of B Shares and will not include any period of ownership of the Y Shares of the Prime Fund.

HORIZON AND HORIZON SERVICE SHARES: Redemption orders must be transmitted to the Transfer Agent via telephone or terminal access. To effect a redemption call 1-800-426-3863. Proceeds for orders received by the times specified below will be wired in Federal funds to the redeeming shareholder on the same day.

NOTES SPECIFIC TO THE REDEMPTION OF HORIZON AND HORIZON SERVICE SHARES:

- Certificates, which previously had been issued, may not be redeemed unless the certificates have been submitted to the Transfer Agent and appropriately endorsed for transfer.

- Proceeds for redemption orders received after the times stated above will normally be wired in Federal funds to the redeeming shareholder on the next Business Day.

- To allow effective management of the Funds' portfolios, investors are urged to initiate sales of shares as early in the day as possible and to notify the Transfer Agent at least one day in advance of redemptions in excess of $5 million.

- In making redemption requests, the names of the registered shareholders and their account numbers must be supplied.

- Each Fund reserves the right to wire redemption proceeds up to seven days after receiving the redemption order, if in the judgment of the Investment Adviser, an earlier payment would adversely affect the Fund.

The schedule below addresses the Funds' deadlines for ALL SHARE CLASSES (unless otherwise indicated) for receipt of redemption orders by the Transfer Agent:

                     FUND                                   DEADLINE FOR RECEIPT OF A
         (INCLUDES BOTH SHARE CLASSES                           PURCHASE ORDER BY
           UNLESS OTHERWISE NOTED.)                               TRANSFER AGENT
         ----------------------------                       -------------------------
Prime or Treasury (Horizon Shares)                5:00 p.m. Eastern time

Prime or Treasury (All Other Share Classes)       2:30 p.m. Eastern time

Government                                        2:30 p.m. Eastern time

Treasury Only                                     11:30 a.m. Eastern time

Tax-Exempt Money                                  12:00 noon Eastern time

California Tax-Exempt Money Market                10:30 a.m. Eastern time

NOTES SPECIFIC TO THE REDEMPTION OF ALL SHARE CLASSES:

- The Funds impose no charge when shares are redeemed.

- Each Fund reserves the right to redeem shares in any account at their NAV if the value of the account is less than $500 as a result of the redemption. A shareholder having such an account will first be notified in writing that their account has a value of less than $500 and will be allowed 60 days to make additional investments to bring the value of the account to $500.

- A Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its share) for such periods as are permitted under the Investment Company Act of 1940.

- In attempting to confirm telephone instructions are genuine, the Fund will use reasonable procedures to confirm the identity of the caller. Neither Pacific Horizon Funds, Inc. nor any of its service providers will be liable for any loss or expense for acting upon telephone instructions that are reasonably believed to be genuine.

- A Fund may redeem shares involuntarily under certain special circumstances as described in the SAI.

EXCHANGE PRIVILEGE: B Shares of Pacific Horizon Funds offered with a CDSC may be exchanged for Y Shares of the Prime Fund. Y Shares may only be exchanged back to B Shares of Pacific Horizon Funds. In each case, in order to exchange shares, such shares must be able to be legally sold in the state of the investor's residence. Such exchange-acquired shares however, will be subject to a CDSC upon redemption in accordance with the prospectus for the particular B Shares exchanged. For purposes of computing the CDSC, the length of time of ownership will be measured from the date of the original purchase of B Shares and will not include any period of ownership of the Prime Fund.

The shares that are exchanged must have a current value of at least $500 and in establishing a new account through use of this feature, the shares being exchanged must have a value at least equal to the minimum initial investment required by the particular Fund into which the exchange is being made.

Should you desire to use the Exchange Privilege you should read the SAI and consult your Service Organization for further information, including Pacific Horizon Funds Prospectuses. Read the prospectuses carefully before making any exchanges. You may telephone exchange instructions by calling the Transfer Agent at 1-800-426-3863. Pacific Horizon Funds, Inc. reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. In attempting to confirm that telephone instructions are genuine, the Fund will use reasonable procedures to confirm the identity of the caller.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund. Generally, each Fund's net income is declared daily as a dividend. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed not more than twice a year after reduction for any available capital loss carry-forward.

Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the NAV of such shares on the payment date. However, holders of the Funds' Horizon and Horizon Service Shares may elect to receive dividends in cash. This election or revocation must be made in writing to the Transfer Agent and becomes effective upon receipt of your instructions by the Transfer Agent.

NOTES SPECIFIC TO DIVIDENDS AND DISTRIBUTIONS FOR THE HORIZON AND HORIZON SERVICE AND HORIZON SHARES:

- If you elect to receive distributions in cash, and if your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

- Reinvestment dividends receive the same tax treatment as dividends paid in cash.

TAXES

As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has done in the past and intends to do in the future, it pays no Federal income tax on the earnings it distributes to shareholders.

TAXABLE FUNDS: Dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. It is anticipated that substantially all of the dividends from the Funds will be taxable as ordinary income and not capital gains.

Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

TAX-EXEMPT MONEY FUND AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUND: Both Funds intend to meet certain Federal tax requirements so that distribution of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax. Dividends from a Fund's short- and long-term capital gains are taxable.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND: This Fund intends to comply with certain state tax requirements so that its income and dividends will be exempt from state and local personal income taxes. Dividends derived from interest on securities other than California Municipal Securities will be subject to California personal income tax.

NOTES SPECIFIC TO ALL FUNDS REGARDING FEDERAL TAXES:

- Taxable dividends paid in January may be taxable as if they had been paid the previous December.

- The Form 1099 that is mailed to you in January details your dividends and their Federal tax category, although you should verify your tax liability with your tax professional.

STATE AND LOCAL TAXES: Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the Federal income tax law, and with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax. Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted with respect to California state personal income tax, dividends paid by the Funds may be taxable to investors under state or local law as dividend income even through all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such taxes.

                           DISTRIBUTION ARRANGEMENTS

12b-1 AND SERVICE FEE PLANS

Pacific Horizon Funds offer share classes other than those described in this Prospectus. The major distinctions among the share classes are the fee plans related to each share class. Pacific Horizon Funds, Inc. has adopted three fee plans. Participants in any of these plans must enter into a specific agreement with Pacific Horizon Funds, Inc. pursuant to the related adopted plan. Because fees associated with the distribution and service plans are paid out of the Fund's assets on an on-going basis, over time holders of the shares discussed below may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

                              APPLIES TO
      FEE PLAN:              SHARE CLASS:              PLAN PURPOSE:                      FEES:
      ---------              ------------              -------------                      -----
Shareholder Services    Horizon Service         Paid to Shareholder Service    Each Shareholder Service
  Plan                                          Organizations who provide      Organization receives a fee
                                                support services to their      of up to 0.25% (annualized)
                                                customers (the beneficial      of the average daily net
                                                owners of the Horizon          asset value of Horizon
                                                Service Shares).               Service Shares owned by
                                                                               their customers. Holders of
                                                                               a Fund's Horizon Service
                                                                               Shares bear this expense.

Distribution and        S, Y and X              Paid to the Distributor for    Payments by an X Share Class
  Services Plan                                 distribution expenses          for distribution expenses
                                                intended to result in the      and shareholder servicing
                                                sale of S, Y and X Shares of   expenses may not exceed
                                                the Prime and California       0.30% and 0.25%,
                                                Tax-Exempt Money Market        respectively, of the average
                                                Funds, X and Y Shares of the   daily net assets of a Fund's
                                                Treasury Fund and S Shares     X Shares. Holders of the X
                                                of the Tax-Exempt Money Fund   Shares bear these expenses.
                                                and for shareholder            Payments by the S and Y
                                                servicing expenses.            Share Classes for
                                                                               distribution expenses and
                                                                               shareholder servicing
                                                                               expenses may not exceed
                                                                               0.75% and 0.25%,
                                                                               respectively, of the average
                                                                               daily net assets of a Fund's
                                                                               S and Y Shares. Holders of
                                                                               the S and Y Shares bear
                                                                               these expenses.

                              APPLIES TO
      FEE PLAN:              SHARE CLASS:              PLAN PURPOSE:                      FEES:
      ---------              ------------              -------------                      -----
Special Management      Pacific Horizon         Paid to Shareholder Service    Each Shareholder Service
  Services Plan                                 Organizations who provide      Organization receives a fee
                                                support services to their      equal to 0.32% (annualized)
                                                customers (the beneficial      of the average daily net
                                                owners of Pacific Horizon      asset value of the Prime,
                                                Shares of the Prime,           Treasury, Government,
                                                Treasury, Government,          Treasury Only and Tax-Exempt
                                                Treasury Only, Tax-Exempt      Money Fund's Pacific Horizon
                                                Money and California Tax-      Shares and 0.35%
                                                Exempt Money Market Funds).    (annualized) of the average
                                                                               daily net asset value of the
                                                                               California Tax-Exempt Money
                                                                               Market Fund's Pacific
                                                                               Horizon Shares (.03% of
                                                                               which is being voluntarily
                                                                               waived by the Distributor)
                                                                               owned by their customers.
                                                                               Holders of these Funds'
                                                                               Pacific Horizon Service
                                                                               Shares bear this expense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          PACIFIC HORIZON FUNDS, INC.

                                   PRIME FUND

                                 TREASURY FUND

                                GOVERNMENT FUND

                               TREASURY ONLY FUND

                             TAX-EXEMPT MONEY FUND

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for a Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a fuller technical and legal description of a Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                          PACIFIC HORIZON FUNDS, INC.
                                 P.O. Box 8968
                        Wilmington, Delaware 19899-8968

                                 1-800-426-3863

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The Funds' investment company registration number is 811-04293.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-426-3863
                               Monday thru Friday
                            9:00 am to 5:00 pm (EST)

  PROSPECTUS
  JULY 1, 1998
  Investment Portfolios Offered by

  Pacific Horizon Funds, Inc.

This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Funds:

- are not bank deposits

- are not obligations of, or guaranteed or endorsed by Bank of America NT&SA or any of its affiliates

- are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

- are not guaranteed to achieve their goal(s)

- may not be able to maintain a stable $1 share price

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
 PRIME FUND

  -  X Shares

  -  Horizon Shares

  -  Horizon Service Shares

  TREASURY FUND

  -  X Shares

  -  Horizon Shares

  -  Horizon Service Shares

  GOVERNMENT FUND

  -  Horizon Shares

  -  Horizon Service Shares

  TREASURY ONLY FUND

  -  Horizon Shares

  -  Horizon Service Shares

  TAX-EXEMPT MONEY FUND

  -  Horizon Shares

  -  Horizon Service Shares

  CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

  -  Horizon Shares

  -  Horizon Service Shares

PHF-0003

                                    OVERVIEW

GOAL OF THE MONEY MARKET FUNDS

The money market funds invest primarily in money market instruments and strive to maintain a stable $1 share price. Each Fund employs its own strategy and has its own risk/reward profile. Be sure to read all risk disclosure carefully before investing.

THE INVESTMENT ADVISER

Pacific Horizon money market funds are managed by Bank of America NT&SA ("Bank of America"), a subsidiary of BankAmerica Corporation, a registered bank holding company. For more information on the Investment Adviser see the section entitled "Management of the Funds."

                               TABLE OF CONTENTS

A FUND-BY-FUND LOOK AT GOALS,                  FUND DESCRIPTION
STRATEGIES, RISKS, EXPENSES                    OVERVIEW
AND FINANCIAL HISTORY                    2-8   PRIME FUND
                                        9-15   TREASURY FUND
                                       16-21   GOVERNMENT FUND
                                       22-26   TREASURY ONLY FUND
                                       27-32   TAX-EXEMPT MONEY FUND
                                       33-37   CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                          38   ADDITIONAL INVESTMENT RISKS
DETAILS THAT APPLY TO ALL MONEY                MANAGEMENT OF THE FUNDS
MARKET FUNDS IN THIS                      38   INVESTMENT ADVISER
PROSPECTUS                                39   SERVICE PROVIDER CHART
POLICIES AND INSTRUCTIONS FOR                  SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                  40   PRICING OF FUND SHARES
CLOSING AN ACCOUNT IN ANY OF              40   PURCHASE OF FUND SHARES
THE MONEY MARKET FUNDS                    42   REDEMPTION OF FUND SHARES
                                          43   DIVIDENDS AND DISTRIBUTIONS
                                          44   TAXES
DETAILS ON DISTRIBUTION AND                    DISTRIBUTION ARRANGEMENTS
OTHER SHAREHOLDER SERVICE                 45   12b-1 AND SERVICE FEE PLANS
PLANS
SEE BACK COVER                                 FOR MORE INFORMATION

       DISTRIBUTOR:                              INVESTMENT ADVISER:
       Provident Distributors, Inc.              Bank of America National Trust and Savings Association
       Four Falls Corporate Center               555 California Street
       6th Floor                                 San Francisco, CA 94104
       West Conshohocken, PA 19428

                                   PRIME FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: HPRXX
Horizon Service Shares: not applicable
X Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund may invest in U.S. dollar-denominated money market securities (such as bank certificates of deposit, bankers' acceptances and commercial paper), including those issued by:

- U.S. and foreign banks

- U.S. and foreign corporate issuers

- the U.S. government, its agencies and instrumentalities

- municipalities

At least 95% of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

The Fund will concentrate its investments in the banking and finance industry which means that it will invest at least 25% of its total assets in the securities of that industry.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of

  America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- Because the Fund concentrates in the banking and finance industry, it is more susceptible to economic and regulatory developments in that industry than a money market fund which does not concentrate. In addition, the Fund's investment in foreign banks and corporate issuers makes it susceptible to future political and economic developments in countries in which it invests.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Shares of the Fund for the last 10 calendar years. Past performance is not necessarily an indicator of how the Fund will perform in the future.

1988                                                 7.76%
1989                                                 9.51%
1990                                                 8.40%
1991                                                 6.50%
1992                                                 4.01%
1993                                                 3.26%
1994                                                 4.20%
1995                                                 5.92%
1996                                                 5.38%
1997                                                 5.56%

The total return for Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.39%. Over the past 10 calendar years, the highest quarter total return for Horizon Shares of the Fund was 2.43% (quarter ended June 30, 1989). Over the past 10 calendar years, the lowest quarter total return for Horizon Shares of the Fund was 0.80% (quarter ended June 30, 1993).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past 1, 5 and 10 calendar years (and since inception with respect to Horizon Service Shares) compare with the 30-Day Commercial Paper Rate (an estimated monthly return of high-grade unsecured promissory notes of corporations sold through dealers by major corporations in multiples of $1,000) for the same periods, and the Lipper Institutional Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                 ---------------------------------------------------
                                                 1 YEAR   5 YEARS      10 YEARS      SINCE INCEPTION
                  PRIME FUND                     ------   -------   --------------   ---------------
30-Day Commercial Paper Rate...................   5.56%    4.93%        5.89%        Not applicable
Lipper Institutional Money Market Funds
  Average......................................   5.33%    4.64%        5.78%        Not applicable
X Shares*......................................   4.98%    4.46%        5.64%        Not applicable
Horizon Shares.................................   5.56%    4.86%        6.03%        Not applicable
Horizon Service Shares**.......................   5.29%    4.60%    Not applicable       5.75%

---------------

 * Prime Fund -- X Shares commenced operations on July 22, 1996. The performance results shown prior to that date reflect the past performance of Prime
   Fund -- Pacific Horizon Shares. Prime Fund -- X Shareholders are subject to a Shareholder Service Fee of 0.25% and a 12b-1 Fee of 0.30%. Prime Fund-Pacific Horizon Shareholders are subject to a 0.32% Special Management Services Fee. Performance data for Prime Fund -- X Shares prior to July 22, 1996 has not been adjusted to reflect the higher expenses of the X Shares. If the performance data prior to July 22, 1996 had been adjusted to reflect X Shares expenses, performance would have been lower.

** Prime Fund -- Horizon Service Shares commenced operations on February 18,
   1988.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                       HORIZON
                                                                  X        HORIZON     SERVICE
                                                              SHARES(1)    SHARES     SHARES(2)
                                                              ---------    -------    ---------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................    None        None        None
Maximum sales charge imposed on reinvested dividends........    None        None        None
Maximum deferred sales charge...............................    None        None        None
Redemption fees(3)..........................................    None        None        None
Exchange fees...............................................    None        None        None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(4)..........................................     .20%        .20%        .20%
Rule 12b-1 fees(5)..........................................     .30%          0%          0%
Shareholder services fees...................................     .25%          0%        .25%
All other expenses..........................................     .03%        .03%        .04%
Total annual operating expenses(6)..........................     .78%        .23%        .49%

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(3) A shareholder may pay a separate charge for redemption proceeds which are wired.

(4) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets. Due to established breakpoints, management fees decrease as the Fund's assets increase. AS OF FEBRUARY 28, 1998, THE EFFECTIVE ADVISORY FEE WAS .09%, THE EFFECTIVE ADMINISTRATION FEE WAS .10% AND THE EFFECTIVE MANAGEMENT FEE WAS .19% OF THE FUND'S AVERAGE NET ASSETS.

(5) Because of the Rule 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(6) AS OF FEBRUARY 28, 1998, THE EFFECTIVE TOTAL OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WERE .77% FOR X SHARES, .22% FOR HORIZON SHARES AND .48% FOR HORIZON SERVICE SHARES. The amount of current total operating expenses may increase without shareholder approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                        PRIME FUND                           ------    -------    -------    --------
X Shares...................................................   $80       $249       $433        $966
Horizon Shares.............................................   $23       $ 74       $130        $293
Horizon Service Shares.....................................   $50       $157       $274        $616

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                           PACIFIC HORIZON PRIME FUND
                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED     PERIOD ENDED
                                                              FEBRUARY 28,    FEBRUARY 28,
                                                                  1998          1997(a)
                                                              ------------    ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00        $   1.00
                                                                --------        --------
Income from Investment Operations:
  Net investment income.....................................      0.0491          0.0282
  Net realized gains/(losses) on investment transactions....          --              --
                                                                --------        --------
Total income from investment operations.....................      0.0491          0.0282
Less dividends to shareholders from net investment income...     (0.0491)        (0.0281)
                                                                --------        --------
Net change in net asset value per share.....................          --          0.0001
                                                                --------        --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00        $   1.00
                                                                ========        ========
Total return................................................        5.03%           2.84%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $    869        $    204
  Ratio of expenses to average net assets...................        0.77%           0.78%(c)
  Ratio of net investment income to average net assets......        4.92%           4.73%(c)
  Ratio of expenses to average net assets*..................          (b)             (b)
  Ratio of net investment income to average net assets*.....          (b)             (b)

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

(b) Fee waivers and fees paid by third parties had no effect on the ratios.

(c) Annualized.

(d) Not annualized.

                           PACIFIC HORIZON PRIME FUND
                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED
                                         --------------------------------------------------------------------------------
                                         FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                             1998             1997             1996             1995             1994
                                         ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR.................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                           --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income................      0.0546           0.0524           0.0571           0.0461           0.0319
  Net realized gains/(losses) on
     investment transactions...........          --               --           0.0004          (0.0232)         (0.0016)
                                           --------         --------         --------         --------         --------
Total income from investment
  operations...........................      0.0546           0.0524           0.0575           0.0229           0.0303
Less dividends to shareholders from net
  investment income....................     (0.0547)         (0.0522)         (0.0571)         (0.0454)         (0.0319)
Increase due to voluntary capital
  contribution from Investment
  Advisor..............................          --               --               --           0.0233               --
                                           --------         --------         --------         --------         --------
Net change in net asset value per
  share................................     (0.0001)          0.0002           0.0004           0.0008          (0.0016)
                                           --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR.................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                           ========         ========         ========         ========         ========
Total return...........................        5.60%            5.34%            5.86%            4.63%+           3.24%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions)........................    $  2,415         $  1,710         $  1,651         $    662         $  3,840
  Ratio of expenses to average net
     assets............................        0.22%            0.23%            0.23%            0.16%            0.20%
  Ratio of net investment income to
     average net assets................        5.47%            5.24%            5.69%            4.11%            3.19%
  Ratio of expenses to average net
     assets*...........................          (a)              (a)            0.24%            0.23%            0.21%
  Ratio of net investment income to
     average net assets*...............          (a)              (a)            5.68%            4.04%            3.18%

---------------

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Total return includes the effect of the voluntary capital contribution from the Investment Adviser. Without this capital contribution, the total return would have been lower.

(a) Fee waivers and fees paid by third parties had no effect on the ratios.

                           PACIFIC HORIZON PRIME FUND
                              FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED
                                      --------------------------------------------------------------------------------
                                      FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                          1998             1997             1996             1995             1994
                                      ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE, BEGINNING
  OF YEAR...........................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                        --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income.............      0.0521           0.0499           0.0546           0.0431           0.0294
  Net realized gains/(losses) on
     investment transactions........          --               --           0.0004          (0.0227)         (0.0016)
                                        --------         --------         --------         --------         --------
Total income from investment
  operations........................      0.0521           0.0499           0.0550           0.0204           0.0278
Less dividends to shareholders from
  net investment income.............     (0.0522)         (0.0497)         (0.0546)         (0.0429)         (0.0294)
Increase due to voluntary capital
  contribution from Investment
  Advisor...........................          --               --               --           0.0233               --
                                        --------         --------         --------         --------         --------
Net change in net asset value per
  share.............................     (0.0001)          0.0002           0.0004           0.0008          (0.0016)
                                        --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR..............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                        ========         ========         ========         ========         ========
Total return........................        5.34%            5.08%            5.60%            4.37%+           2.98%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).....................    $  3,374         $  2,945         $  1,561         $    864         $    839
  Ratio of expenses to average net
     assets.........................        0.48%            0.48%            0.48%            0.44%            0.45%
  Ratio of net investment income to
     average net assets.............        5.23%            5.00%            5.44%            4.31%            2.94%
  Ratio of expenses to average net
     assets*........................          (a)              (a)            0.49%            0.48%            0.46%
  Ratio of net investment income to
     average net assets*............          (a)              (a)            5.43%            4.27%            2.93%

---------------

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Total return includes the effect of the voluntary capital contribution from the Investment Adviser. Without this capital contribution, the total return would have been lower.

(a) Fee waivers and fees paid by third parties had no effect on the ratios.

                                 TREASURY FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: HTRXX
Horizon Service Shares: not applicable
X Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests solely in direct obligations of the U.S. Treasury, including:

- U.S. Treasury bills, notes and bonds

- repurchase agreements backed by U.S. Treasury bills, notes and bonds

All of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and generally does not invest in securities with maturities of more than 13 months.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other banks, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Shares of the Fund for the last 10 calendar years. Past performance is not necessarily an indicator of how the Fund will perform in the future.

1988                                                 7.38%
1989                                                 9.12%
1990                                                 8.12%
1991                                                 6.01%
1992                                                 3.71%
1993                                                 2.98%
1994                                                 4.03%
1995                                                 5.78%
1996                                                 5.24%
1997                                                 5.36%

The total return for Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.35%. Over the past 10 calendar years, the highest quarter total return for Horizon Shares of the Fund was 2.30% (quarter ended June 30, 1989). Over the past 10 calendar years, the lowest quarter total return for Horizon Shares of the Fund was 0.72% (quarter ended June 30, 1993).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past 1, 5 and 10 calendar years (and since inception with respect to Horizon Service Shares) compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper Institutional U.S. Treasury Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                           AVERAGE ANNUAL TOTAL RETURNS
                                              ------------------------------------------------------
                                              1 YEAR    5 YEARS       10 YEARS       SINCE INCEPTION
               TREASURY FUND                  ------    -------    --------------    ---------------
Salomon Brothers 3-Month T-Bill Index.......   5.25%     4.70%         5.61%         Not applicable
Lipper Institutional U.S. Treasury Money
  Market Funds Average......................   5.11%     4.42%         5.62%         Not applicable
X Shares(*).................................   4.79%     4.28%         5.38%         Not applicable
Horizon Shares..............................   5.36%     4.67%         5.76%         Not applicable
Horizon Service Shares(**)..................   5.10%     4.41%     Not applicable        5.51%

---------------

 * Treasury Fund -- X Shares commenced operations on July 22, 1996. The performance results shown prior to that date reflect the past performance of Treasury Fund -- Pacific Horizon Shares. Treasury Fund -- X Shareholders are subject to a Shareholder Service Fee of 0.25% and a 12b-1 Fee of 0.30%. Treasury Fund -- Pacific Horizon Shareholders are subject to a 0.32% Special Management Services Fee. Performance data prior to July 22, 1996 for the Treasury Fund -- X Shares has not been adjusted to reflect the higher expenses of the X Shares. If performance data prior to July 22, 1996 had been adjusted to reflect X Share expenses, performance would have been lower.

** Treasury Fund -- Horizon Service Shares commenced operations on February 18,
   1988.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                       HORIZON
                                                                  X        HORIZON     SERVICE
                                                              SHARES(1)    SHARES     SHARES(2)
                                                              ---------    -------    ----------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................    None        None         None
Maximum sales charge imposed on reinvested dividends........    None        None         None
Maximum deferred sales charge...............................    None        None         None
Redemption fees(3)..........................................    None        None         None
Exchange fees...............................................    None        None         None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(4)..........................................    .20%        .20%         .20%
Rule 12b-1 fees(5)..........................................    .30%          0%           0%
Shareholder services fees...................................    .25%          0%         .25%
All other expenses..........................................    .03%        .05%         .05%
Total annual Fund operating expenses........................    .78%        .25%         .50%

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(3) A shareholder may pay a separate charge for redemption proceeds which are wired.

(4) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

(5) Because of the Rule 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
X Shares...................................................   $80       $249       $433        $966
Horizon Shares.............................................   $26       $ 80       $141        $318
Horizon Service Shares.....................................   $51       $160       $280        $628

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                         PACIFIC HORIZON TREASURY FUND
                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    PERIOD ENDED
                                                              FEBRUARY 28,   FEBRUARY 28,
                                                                  1998         1997(a)
                                                              ------------   ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00       $   1.00
                                                                --------       --------
Income from Investment Operations:
  Net investment income.....................................      0.0472         0.0271
                                                                --------       --------
Total income from investment operations.....................      0.0472         0.0271
Less dividends to shareholders from net investment income...     (0.0472)       (0.0271)
                                                                --------       --------
Net change in net asset value per share.....................          --             --
                                                                --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00       $   1.00
                                                                ========       ========
Total return................................................        4.83%          2.74%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $    183       $      6
  Ratio of expenses to average net assets...................        0.78%          0.81%(d)
  Ratio of net investment income to average net assets......        4.73%          4.58%(d)
  Ratio of expenses to average net assets*..................        (b)(c)       (b)(c)
  Ratio of net investment income to average net assets*.....      (b)(c)           (b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

                         PACIFIC HORIZON TREASURY FUND
                              FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED
                                      --------------------------------------------------------------------------------
                                      FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                          1998             1997             1996             1995             1994
                                      ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING
  OF YEAR...........................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                        --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income.............      0.0527           0.0509           0.0559           0.0437           0.0294
  Net realized gains/(losses) on
     investment transactions........          --               --           0.0011           0.0001          (0.0002)
                                        --------         --------         --------         --------         --------
Total income from investment
  operations........................      0.0527           0.0509           0.0570           0.0438           0.0292
Less dividends to shareholders from
  net investment income.............     (0.0527)         (0.0509)         (0.0559)         (0.0437)         (0.0294)
                                        --------         --------         --------         --------         --------
Net change in net asset value per
  share.............................          --               --           0.0011           0.0001          (0.0002)
                                        --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR..............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                        ========         ========         ========         ========         ========
Total return........................        5.40%            5.21%            5.73%            4.46%            2.98%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).....................    $    702         $    618         $    722              469         $    487
  Ratio of expenses to average net
     assets.........................        0.25%            0.25%            0.25%            0.23%            0.23%
  Ratio of net investment income to
     average net assets.............        5.27%            5.09%            5.56%            4.36%            2.94%
  Ratio of expenses to average net
     assets*........................        (a)(b)            (b)              0.26%              (a)              (a)
  Ratio of net investment income to
     average net assets*............      (a)(b)                (b)            5.55%              (a)              (a)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                         PACIFIC HORIZON TREASURY FUND
                              FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED
                                      --------------------------------------------------------------------------------
                                      FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                          1998             1997             1996             1995             1994
                                      ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE, BEGINNING
  OF YEAR...........................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                        --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income.............      0.0502           0.0484           0.0534           0.0412           0.0269
  Net realized gains/(losses) on
     investment transactions........          --               --           0.0011           0.0001          (0.0002)
                                        --------         --------         --------         --------         --------
Total income from investment
  operations........................      0.0502           0.0484           0.0545           0.0413           0.0267
Less dividends to shareholders from
  net investment income.............     (0.0502)         (0.0484)         (0.0534)         (0.0412)         (0.0269)
                                        --------         --------         --------         --------         --------
Net change in net asset value per
  share.............................          --               --           0.0011           0.0001          (0.0002)
                                        --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR..............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                        ========         ========         ========         ========         ========
Total return........................        5.14%            4.97%            5.47%            4.20%            2.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).....................    $  1,713         $  1,557         $  1,031         $    364         $    541
  Ratio of expenses to average net
     assets.........................        0.50%            0.50%            0.50%            0.48%            0.48%
  Ratio of net investment income to
     average net assets.............        5.03%            4.84%            5.31%            4.01%            2.69%
  Ratio of expenses to average net
     assets*........................        (a)(b)            (b)              0.51%              (a)              (a)
  Ratio of net investment income to
     average net assets*............      (a)(b)                (b)            5.30%              (a)              (a)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                                GOVERNMENT FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: PGOXX
Horizon Service Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in short-term debt obligations issued or guaranteed (as to principal and interest) by the U.S. Government, its agencies, instrumentalities, or sponsored entities (and in repurchase agreements relating to such obligations) including those obligations backed by the:

- full faith and credit of the United States

- right of the issuer to borrow from the U.S. Treasury

- discretionary authority of the U.S. Government to purchase the agency's obligations

- credit of the agency or instrumentality issuing the obligation

All of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Service Shares of the Fund for the last 5 calendar years since inception (March 1, 1993). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1993*                                                2.56%
1994                                                 3.91%
1995                                                 5.55%
1996                                                 5.00%
1997                                                 5.15%

          * Represents period from March 1, 1993 to December 31, 1993.

The total return for Horizon Service Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.35%. Since inception (March 1, 1993), the highest quarter total return for Horizon Service Shares of the Fund was 1.42% (quarter ended June 30, 1995). Since inception (March 1, 1993), the lowest quarter total return for Horizon Service Shares of the Fund was 0.73% (quarter ended March 31,
1994).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past calendar year, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper Institutional U.S. Government Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              -----------------------------
                                                               1 YEAR      SINCE INCEPTION
                      GOVERNMENT FUND                         --------    -----------------
Salomon Brothers 3-Month T-Bill Index.......................    5.25%      Not applicable
Lipper Institutional U.S. Government Money Market Funds         5.25%      Not applicable
  Average...................................................
Horizon Shares*.............................................    5.41%          4.92%
Horizon Service Shares**....................................    5.15%          4.58%

---------------

 * Government Fund -- Horizon Shares commenced operations on June 14, 1993.

** Government Fund -- Horizon Service Shares commenced operations on March 1,
   1993.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                HORIZON SERVICE
                                                              HORIZON SHARES       SHARES(1)
                                                              --------------    ---------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................       None              None
Maximum sales charge imposed on reinvested dividends........       None              None
Maximum deferred sales charge...............................       None              None
Redemption fees(2)..........................................       None              None
Exchange fees...............................................       None              None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)(4).......................................        .20%              .20%
Shareholder services fees...................................          0%              .25%
All other expenses..........................................        .12%              .12%
                                                                   ----              ----
Total annual fund operating expenses(4).....................        .32%              .57%
                                                                   ====              ====

---------------

(1) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

(4) The adviser has agreed to waive a portion of the management fee. AS OF FEBRUARY 28, 1998, THE EFFECTIVE MANAGEMENT FEE AND TOTAL OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WERE .15% AND .27%, RESPECTIVELY, FOR THE HORIZON SHARES, AND .15% AND .52%, RESPECTIVELY, FOR THE HORIZON SERVICE SHARES, AFTER FEE WAIVERS AND REIMBURSEMENTS. The management fee limitation may be terminated at any time at the option of the investment adviser. If this were to occur, the amount of the current management fee and total operating expenses may increase without shareholder approval up to the maximum total operating expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Horizon Shares.............................................   $33       $103       $180        $406
Horizon Service Shares.....................................   $58       $183       $318        $714

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                        PACIFIC HORIZON GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED
                                        ------------------------------------------------------------------------
                                        FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                            1998           1997           1996           1995         1994(b)
                                        ------------   ------------   ------------   ------------   ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING
  OF YEAR.............................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          --------       --------       --------       --------       --------
Income from Investment Operations:
  Net investment income...............      0.0532         0.0513         0.0600         0.0454         0.0227
  Net realized gains/(losses) on
     investment transactions..........      0.0001             --        (0.0042)**     (0.0092)       (0.0006)
                                          --------       --------       --------       --------       --------
Total income from investment
  operations..........................      0.0533         0.0513         0.0558         0.0362         0.0221
Less dividends to shareholders from
  net investment income...............     (0.0533)       (0.0512)       (0.0556)       (0.0452)       (0.0227)
Increase due to voluntary capital
  contribution from Investment
  Adviser.............................          --             --             --         0.0085             --
                                          --------       --------       --------       --------       --------
Net change in net asset value per
  share...............................          --         0.0001         0.0002        (0.0005)       (0.0006)
                                          --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
  YEAR................................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          ========       ========       ========       ========       ========
Total return..........................        5.46%          5.25%          5.71%          4.61%+         2.29%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).......................    $     63       $     61       $     55       $    235       $    370
  Ratio of expenses to average net
     assets...........................        0.27%          0.22%          0.24%          0.17%          0.28%(c)
  Ratio of net investment income to
     average net assets...............        5.32%          5.15%          5.66%          4.67%          3.17%(c)
  Ratio of expenses to average net
     assets*..........................        0.32%          0.29%(a)       0.30%          0.25%          0.28%(c)
  Ratio of net investment income to
     average net assets*..............        5.27%          5.08%(a)       5.60%          4.59%          3.17%(c)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
(a)  Fees paid by third parties had no effect on the ratios.
(b)  Period from June 14, 1993 (inception date) to February 28,
     1994.
(c)  Annualized.
(d)  Not annualized.
  + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

                        PACIFIC HORIZON GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED
                                      --------------------------------------------------------------------------------
                                      FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                          1998             1997             1996             1995             1994
                                      ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE, BEGINNING
  OF YEAR...........................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                        --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income.............      0.0507           0.0488           0.0537           0.0429           0.0300
  Net realized gains/(losses) on
     investment transactions........      0.0001               --          (0.0004)**       (0.0092)         (0.0006)
                                        --------         --------         --------         --------         --------
Total income from investment
  operations........................      0.0508           0.0488           0.0533           0.0337           0.0294
Less dividends to shareholders from
  net investment income.............     (0.0508)         (0.0487)         (0.0531)         (0.0427)         (0.0300)
Increase due to voluntary capital
  contribution from Investment
  Adviser...........................          --               --               --           0.0085               --
                                        --------         --------         --------         --------         --------
Net change in net asset value per
  share.............................          --           0.0001           0.0002          (0.0005)         (0.0006)
                                        --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR..............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                        ========         ========         ========         ========         ========
Total return........................        5.20%            4.98%            5.44%            4.35%+           3.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).....................    $    264         $    263         $    213         $    289         $    326
  Ratio of expenses to average net
     assets.........................        0.52%            0.48%            0.49%            0.43%            0.48%
  Ratio of net investment income to
     average net assets.............        5.07%            4.89%            5.41%            4.32%            2.99%
  Ratio of expenses to average net
     assets*........................        0.57%            0.54%(a)         0.56%            0.51%            0.53%
  Ratio of net investment income to
     average net assets*............        5.02%            4.83%(a)         5.34%            4.24%            2.94%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
(a)  Fees paid by third parties had no effect on the ratios.
  + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

                               TREASURY ONLY FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: PATXX
Horizon Service Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests solely in obligations of the U.S. Treasury. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government, and include:

- U.S. Treasury bills, notes and bonds

All of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE
ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Service Shares of the Fund for the last 5 calendar years since inception (March 1, 1993). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1993*                                                2.31%
1994                                                 3.61%
1995                                                 5.17%
1996                                                 4.78%
1997                                                 4.87%

          * Represents period from March 1, 1993 to December 31, 1993.

The total return for Horizon Service Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.21%. Since inception (March 1, 1993), the highest calendar quarter total return for Horizon Service Shares of the Fund was 1.30% (quarter ended June 30, 1995). Since inception (March 1, 1993), the lowest calendar quarter total return for Horizon Service Shares of the Fund was 0.67% (quarter ended June 30, 1993).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past calendar year, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper Institutional U.S. Treasury Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                               -----------------------------
                                                                1 YEAR      SINCE INCEPTION
                     TREASURY ONLY FUND                        --------    -----------------
Salomon Brothers 3-Month T-Bill Index.......................    5.25%       Not applicable
Lipper Institutional U.S. Treasury Money Market Funds
  Average...................................................    5.11%       Not applicable
Horizon Shares(*)...........................................    5.13%           5.10%
Horizon Service Shares(**)..................................    4.87%           4.28%

---------------

 * Treasury Only Fund -- Horizon Shares commenced operations on September 20, 1995.

** Treasury Only Fund -- Horizon Service Shares commenced operations on March 1,
   1993.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                              HORIZON   HORIZON SERVICE
                                                              SHARES       SHARES(1)
                                                              -------   ---------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................     None        None
Maximum sales charge imposed on reinvested dividends........     None        None
Maximum deferred sales charge...............................     None        None
Redemption fees(2)..........................................     None        None
Exchange fees...............................................     None        None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................     .20%         .20%
Shareholder services fees...................................       0%         .25%
All other expenses..........................................     .09%         .09%
Total annual Fund operating expenses........................     .29%         .54%

---------------

(1) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period. Although your actual cost may be higher or lower, based on these assumptions your cost would be.

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    TREASURY ONLY FUND                       ------    -------    -------    --------
Horizon Shares.............................................   $30       $ 93       $163        $368
Horizon Service Shares.....................................   $55       $173       $302        $677

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                       PACIFIC HORIZON TREASURY ONLY FUND
                              FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED
                                                           ---------------------------   PERIOD ENDED
                                                           FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,
                                                               1998           1997         1996(a)
                                                           ------------   ------------   ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD...........    $   1.00       $   1.00       $   1.00
                                                             --------       --------       --------
Income from Investment Operations:
  Net investment income..................................      0.0504         0.0490         0.0227
  Net realized gains/(losses) on investment
     transactions........................................          --         0.0001        (0.0001)
                                                             --------       --------       --------
Total income from investment operations..................      0.0504         0.0491         0.0226
Less dividends to shareholders from net investment
  income.................................................     (0.0504)       (0.0490)       (0.0227)
                                                             --------       --------       --------
Net change in net asset value per share..................          --         0.0001        (0.0001)
                                                             --------       --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD.................    $   1.00       $   1.00       $   1.00
                                                             ========       ========       ========
Total return.............................................        5.16%          5.02%          2.30%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions).................    $     30       $     30       $      7
  Ratio of expenses to average net assets................        0.29%          0.27%          0.70%(d)
  Ratio of net investment income to average net assets...        5.04%          4.94%         11.88%(d)
  Ratio of expenses to average net assets*...............        (b)(c)       (b)(c)              (b)
  Ratio of net investment income to average net
     assets*.............................................      (b)(c)           (b)(c)            (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from September 20, 1995 (inception date) to February
     29, 1996.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

                       PACIFIC HORIZON TREASURY ONLY FUND
                              FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED
                                      --------------------------------------------------------------------------------
                                      FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                          1998             1997             1996             1995             1994
                                      ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE, BEGINNING
  OF YEAR...........................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                        --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income.............      0.0480           0.0465           0.0502           0.0391           0.0273
  Net realized gains/(losses) on
     investment transactions........          --           0.0001           0.0003          (0.0002)         (0.0002)
                                        --------         --------         --------         --------         --------
Total income from investment
  operations........................      0.0480           0.0466           0.0505           0.0389           0.0271
Less dividends to shareholders from
  net investment income.............     (0.0480)         (0.0465)         (0.0502)         (0.0391)         (0.0273)
                                        --------         --------         --------         --------         --------
Net change in net asset value per
  share.............................          --           0.0001           0.0003          (0.0002)         (0.0002)
                                        --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR..............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                        ========         ========         ========         ========         ========
Total return........................        4.90%            4.75%            5.14%            3.98%            2.76%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).....................    $    177         $    260         $    186         $    194         $    272
  Ratio of expenses to average net
     assets.........................        0.54%            0.53%            0.56%            0.55%            0.39%
  Ratio of net investment income to
     average net assets.............        4.80%            4.66%            5.01%            3.86%            2.73%
  Ratio of expenses to average net
     assets*........................       (a)(b)           (a)(b)              (a)            0.56%            0.64%
  Ratio of net investment income to
     average net assets*............      (a)(b)            (a)(b)              (a)            3.85%            2.48%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                             TAX-EXEMPT MONEY FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: HTEXX
Horizon Service Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income taxes, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of federally tax-exempt short-term debt obligations issued by, or on behalf of, states, territories and possessions of the United States, including those issued by:

- the U.S. government, its agencies and instrumentalities

- municipalities, local governments, other political subdivisions and their agencies.

Under normal market conditions, all of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality). The Fund may also invest in investments in the second-highest short-term rating category (or securities issued by issuers with such ratings or unrated equivalents) for temporary defensive purposes or if the investment adviser does not feel that suitable securities in the highest short-term rating category are available. The Fund may invest in taxable obligations or hold uninvested cash reserves for temporary defensive purposes.

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities, and no more than 20% of the Fund's total assets will be invested in taxable obligations.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of

  America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- The Fund intends to minimize income earned that is subject to the federal alternative minimum tax. If a portion of income earned by the Fund is subject to this tax, you will be notified of the percentage.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Shares of the Fund for the last 10 calendar years. Past performance is not necessarily an indicator of how the Fund will perform in the future.

1988                                                 5.42%
1989                                                 6.42%
1990                                                 5.87%
1991                                                 4.42%
1992                                                 2.90%
1993                                                 2.27%
1994                                                 2.69%
1995                                                 3.68%
1996                                                 3.28%
1997                                                 3.47%

The total return for Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 0.86%. Over the past 10 calendar years, the highest quarter total return for Horizon Service Shares of the Fund was 1.67% (quarter ended June 30,
1989). Over the past 10 calendar years, the lowest quarter total return for Horizon Shares of the Fund was 0.52% (quarter ended March 31, 1993).

AVERAGE ANNUAL TOTAL RETURN -- COMPARISON

The table below shows how the Fund's average annual returns for the past 1, 5 and 10 calendar years (and since inception with respect to Horizon Service Shares) compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper Institutional Tax-Exempt Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                          AVERAGE ANNUAL TOTAL RETURNS
                                              -----------------------------------------------------
                                                                                         SINCE
                                              1 YEAR    5 YEARS       10 YEARS         INCEPTION
           TAX-EXEMPT MONEY FUND*             ------    -------    --------------    --------------
Salomon Brothers 3-Month T-Bill Index*......   5.25%     4.70%         5.61%         Not applicable
Lipper Institutional Tax-Exempt Money Market
  Funds Average*............................   3.39%     2.96%         3.93%         Not applicable
Horizon Shares..............................   3.47%     3.07%         4.03%         Not applicable
Horizon Service Shares**....................   3.21%     2.82%     Not applicable        3.75%

---------------

 * The securities underlying the Salomon Brothers 3-Month T-Bill Index are subject to federal income tax. The Tax-Exempt Money Fund and the funds in the Lipper Institutional Tax-Exempt Money Market Funds Average are not subject to federal income tax.

** Tax-Exempt Money Market Fund -- Horizon Service Shares commenced operations on February 18, 1988.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                              HORIZON    HORIZON SERVICE
                                                              SHARES        SHARES(1)
                                                              -------    ---------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................     None         None
Maximum sales charge imposed on reinvested dividends........     None         None
Maximum deferred sales charge...............................     None         None
Redemption fees(2)..........................................     None         None
Exchange fees...............................................     None         None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................     .20%         .20%
Shareholder services fees...................................       0%         .25%
All other expenses..........................................     .08%         .08%
Total annual Fund operating expenses........................     .28%         .53%

---------------

(1) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   TAX-EXEMPT MONEY FUND                     ------    -------    -------    --------
Horizon Shares.............................................   $29       $ 90       $157        $356
Horizon Service Shares.....................................   $54       $170       $296        $665

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 fiscal years. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                     PACIFIC HORIZON TAX-EXEMPT MONEY FUND
                              FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED
                                        --------------------------------------------------------------------------------
                                        FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                            1998             1997             1996             1995             1994
                                        ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING
  OF YEAR.............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                          --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income...............      0.0342           0.0322           0.0359           0.0285           0.0225
Less dividends to shareholders from
  net investment income...............     (0.0342)         (0.0322)         (0.0359)         (0.0285)         (0.0225)
                                          --------         --------         --------         --------         --------
Net change in net asset value per
  share...............................          --               --               --               --               --
                                          --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                          ========         ========         ========         ========         ========
Total return..........................        3.47%            3.27%            3.65%            2.89%            2.27%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).......................    $    344         $    264         $    303         $    382         $    515
  Ratio of expenses to average net
     assets...........................        0.28%            0.28%            0.31%            0.28%            0.28%
  Ratio of net investment income to
     average net assets...............        3.41%            3.22%            3.58%            2.81%            2.25%
  Ratio of expenses to average net
     assets*..........................        (a)(b)            (a)                (a)              (a)            0.29%
  Ratio of net investment income to
     average net assets*..............      (a)(b)                (a)              (a)              (a)            2.24%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                     PACIFIC HORIZON TAX-EXEMPT MONEY FUND
                              FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED
                                        --------------------------------------------------------------------------------
                                        FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                            1998             1997             1996             1995             1994
                                        ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
  BEGINNING OF YEAR...................    $   1.00         $   1.00         $   1.00       1.$00......        $   1.00
                                          --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income...............      0.0317           0.0297           0.0334       0.0260....           0.0200
Less dividends to shareholders from
  net investment income...............     (0.0317)         (0.0297)         (0.0334)         (0.0260)         (0.0200)
                                          --------         --------         --------         --------         --------
Net change in net asset value per
  share...............................          --               --               --               --               --
                                          --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                          ========         ========         ========         ========         ========
Total return..........................        3.22%            3.01%            3.39%            2.63%            2.02%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).......................    $    186         $    169         $     35         $     39         $     48
  Ratio of expenses to average net
     assets...........................        0.53%            0.53%            0.56%            0.53%            0.53%
  Ratio of net investment income to
     average net assets...............        3.17%            2.98%            3.34%            2.57%            2.04%
  Ratio of expenses to average net
     assets*..........................        (a)(b)            (a)                (a)              (a)            0.57%
  Ratio of net investment income to
     average net assets*..............      (a)(b)                (a)              (a)              (a)            2.00%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Horizon Shares: not applicable
Horizon Service Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income free from federal income tax and California state personal income tax, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities issued by or on behalf of the State of California and other governmental issuers.

All of the Fund's investments will be in either the highest or the second-highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities which are exempt from California state personal income tax, and no more than 5% of the Fund's net assets will be invested in any one category of taxable securities. The Fund may invest in taxable obligations or hold uninvested cash reserves for temporary defensive purposes.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- Because the Fund is a non-diversified investment portfolio, the change in value of any one security may affect the overall value of the Fund more than it would if the Fund was a diversified portfolio.

- The Fund's concentration in California issuers brings greater risk than that of a less geographically concentrated investment portfolio. Since the Fund invests heavily in California, events in California are likely to affect the Fund's investments.

- The Fund intends to minimize income earned that is subject to the federal alternative minimum tax. If a portion of income earned by the Fund is subject to this tax, you will be notified of the percentage.

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America or any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Horizon Service Shares of the Fund for the last 5 calendar years since inception (March 1, 1993). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1993*                                                1.70%
1994                                                 2.37%
1995                                                 3.40%
1996                                                 2.96%
1997                                                 3.14%

        * Represents the period from March 1, 1993 to December 31, 1993.

The total return for Horizon Service Shares of the Fund for the fiscal quarter ended May 31, 1998 was 0.78%. Since inception (March 1, 1993), the highest calendar quarter total return for Horizon Service Shares of the Fund was 0.88% (quarter ended June 30, 1995). Since inception (March 1, 1993), the lowest calendar quarter total return for Horizon Service Shares of the Fund was 0.44% (quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURN -- COMPARISON

The table below shows how the Fund's average annual returns for the past calendar year, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper California Tax-Exempt Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                              ---------------------------------
                                                                  1 YEAR        SINCE INCEPTION
          CALIFORNIA TAX-EXEMPT MONEY MARKET FUND*            --------------    ---------------
Salomon Brothers 3-Month T-Bill Index*......................      5.25%         Not applicable
Lipper California Tax-Exempt Money Market Funds Average*....      3.00%         Not applicable
Horizon Shares**............................................  Not applicable    Not applicable
Horizon Service Shares***...................................      3.14%             2.80%

---------------

  * The securities underlying the Salomon Brothers 3-Month T-Bill Index are subject to federal income tax. The California Tax-Exempt Money Market Fund and the funds in the Lipper California Tax-Exempt Money Market Funds Average are not subject to federal income tax.

 ** California Tax-Exempt Money Market Fund -- Horizon Shares have not yet commenced operations.

*** California Tax-Exempt Money Market Fund -- Horizon Service Shares commenced operations on March 1, 1993.

CURRENT YIELD

You may obtain the fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                              HORIZON    HORIZON SERVICE
                                                              SHARES        SHARES(1)
                                                              -------    ---------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................     None         None
Maximum sales charge imposed on reinvested dividends........     None         None
Maximum deferred sales charge...............................     None         None
Redemption fees(2)..........................................     None         None
Exchange fees...............................................     None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................     .20%         .20%
Shareholder services fees...................................       0%         .25%
All other expenses..........................................     .05%         .05%
Total annual Fund operating expenses........................     .25%         .50%

---------------

(1) Institutions may charge fees to their customers who own Horizon Service Shares in their accounts.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Horizon Shares.............................................   $26       $ 80       $141        $318
Horizon Service Shares.....................................   $51       $160       $280        $628

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request. Horizon Shares of the California Tax-Exempt Money Market Fund had not commenced operations as of February 28, 1998, therefore no financial highlights information is available.

            PACIFIC HORIZON CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED
                                        --------------------------------------------------------------------------------
                                        FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                            1998             1997             1996             1995             1994
                                        ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE, BEGINNING
  OF YEAR.............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                          --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income...............      0.0309           0.0291           0.0331           0.0256           0.0198
  Net realized gains/(losses) on
     investment transactions..........          --               --           0.0001          (0.0001)         (0.0001)
                                          --------         --------         --------         --------         --------
Total income from investment
  operations..........................      0.0309           0.0291           0.0332           0.0255           0.0197
Less dividends to shareholders from
  net investment income...............     (0.0309)         (0.0291)         (0.0331)         (0.0256)         (0.0198)
                                          --------         --------         --------         --------         --------
Net change in net asset value per
  share...............................          --               --           0.0001          (0.0001)         (0.0001)
                                          --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                          ========         ========         ========         ========         ========
          Total return................        3.13%            2.95%            3.36%            2.59%            2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).......................    $    671         $    472         $    203         $     88         $    124
  Ratio of expenses to average net
     assets...........................        0.50%            0.50%            0.55%            0.55%            0.53%
  Ratio of net investment income to
     average net assets...............        3.06%            2.92%            3.43%            2.50%            1.98%
  Ratio of expenses to average net
     assets*..........................          (a)(b)           (b)            0.55%**            (a)            0.60%
  Ratio of net investment income to
     average net assets*..............          (a)(b)           (b)            3.42%              (a)            1.91%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the year ended February 29, 1996 the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                          ADDITIONAL INVESTMENT RISKS

The following is a general list of the types of risks that may apply to a given Fund. Additional information about a Fund's investments is available in the Statement of Additional Information.

CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK: Associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them for.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, serves as the Funds' investment adviser and is responsible for all purchases and sales of the Funds' portfolio securities. Bank of America is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states, as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representative offices in 37 foreign countries. Bank of America is the successor by merger to Security Pacific National Bank, which previously served as investment adviser to Pacific Horizon Funds, Inc. since it commenced operations in 1984. Bank of America and its affiliates have over $77 billion in assets under management, including $22 billion in mutual fund assets. On April 13, 1998, BankAmerica Corporation and NationsBank Corporation announced a definitive agreement to merge and form a new holding company to be named BankAmercia Corporation (the "Merger"). The Merger is anticipated to close by October 1, 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

For the fiscal year ended February 28, 1998, Bank of America received the following fees, as a percentage of each Fund's average net assets:

Prime Fund .09%, Government Fund .05%, Treasury Fund .10%, Treasury Only Fund
 .10%, California Tax-Exempt Money Market Fund .10%, Tax-Exempt Money Fund .10%.

The chart on the next page shows the Funds' other service providers and includes their addresses and principal activities.

                            [Shareholder Flow Chart]

                            SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

To help each Fund maintain its $1 constant share price, portfolio securities are valued at cost, and any discount or premium created by market movements is amortized to maturity. The net asset value (NAV) per share class for each Fund for purposes of pricing purchase and redemption orders is determined independently of that for other Pacific Horizon Funds.

The Transfer Agent makes purchases or redemptions at the NAV per share next determined after receipt of the purchase or sell order. NAVs for each share class are calculated each Business Day (each day that both the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank are open for business) at the close of regular trading on the Exchange and at the following times:

                      FUND                                CALCULATION TIME
                      ----                          -----------------------------
Prime and Treasury                                  As of 5:00 p.m. Eastern time
Government                                          As of 2:30 p.m. Eastern time
Treasury Only                                       As of 11:30 a.m. Eastern time
California Tax-Exempt Money Market                  As of 10:30 a.m. Eastern time
Tax-Exempt Money                                    As of 12:00 noon Eastern time

Fund shares will not be priced on those days the Funds are closed as follows:

     Independence Day (observed) -- Friday, July 3, 1998
     Labor Day -- Monday, September 7, 1998
     Columbus Day -- Monday, October 12, 1998
     Veterans Day -- Wednesday, November 11, 1998
     Thanksgiving Day -- Thursday, November 26, 1998
     Christmas Day -- Friday, December 25, 1998
     New Year's Day -- Friday, January 1, 1999
     Martin Luther King, Jr. Day -- Monday, January 18, 1999
     President's Day -- Monday, February 15, 1999
     Good Friday -- Friday, April 2, 1999
     Memorial Day (observed) -- Monday, May 31, 1999

PURCHASE OF FUND SHARES

Fund shares can only be purchased on a Business Day through the means described below. Service Organizations may be authorized to accept on Pacific Horizon Funds, Inc.'s behalf orders placed by or on behalf of their customers. Under those circumstances, a Fund will be deemed to have received an order when it is accepted by a Service Organization on a Business Day. The order will be priced at a Fund's net asset value per share next determined after such acceptance. Service Organizations will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Customers should contact their Service Organizations to learn whether they are authorized to accept orders for Pacific Horizon Funds, Inc.

Each share class described below represents a different level of service available to a select group of clients. Fees paid by the Fund for each share class vary according to the level of service provided.

X SHARES: X Shares of the Prime and Treasury Funds are offered to customers of selected Service Organizations who purchase such shares through cash management services and have executed the appropriate account documentation. On any Business Day that deposits and credits exceed withdrawals and charges in your transaction account, it is the responsibility of the Service Organization to transmit a purchase order on your behalf to the transfer agent and deliver required funds on a timely basis.

HORIZON AND HORIZON SERVICE SHARES: Horizon and Horizon Service Shares of the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds are offered to institutional clients or to customers of selected Service Organizations who have executed the appropriate account documentation.

The table below addresses Fund requirements for institutions and Service Organizations investing in HORIZON AND HORIZON SERVICE SHARES:

                                       OPENING AN ACCOUNT          ADDING TO AN EXISTING ACCOUNT
                                       ------------------          -----------------------------
Minimum Investment:              $500,000                         No minimum.
By Mail:                         Complete and sign an Account     Purchases by checks are NOT
                                 Application and mail to          permitted.
                                 Transfer Agent. Purchases by
                                 checks are NOT permitted.
By Telephone or Terminal         Call 1-800-426-3863 for          Call 1-800-426-3863 for
  Access:                        instructions. Wire only Federal  instructions. Wire only Federal
                                 funds or other funds             funds or other funds
                                 immediately available.           immediately available.

The schedule below addresses the Fund's deadlines for placing purchase orders for HORIZON OR HORIZON SERVICE SHARES:

             FUND                   DEADLINE FOR RECEIPT OF A
 (Includes both share classes           PURCHASE ORDER BY           DEADLINE FOR RECEIPT OF RELATED
   unless otherwise noted.)               TRANSFER AGENT               PAYMENT BY THE CUSTODIAN
 ----------------------------       -------------------------       -------------------------------
Prime or Treasury (Horizon        5:00 p.m. Eastern time            6:00 p.m. Eastern time
  Shares)
Prime or Treasury (Horizon        2:30 p.m. Eastern time            4:00 p.m. Eastern time
  Service Shares)
Government                        2:30 p.m. Eastern time            4:00 p.m. Eastern time
Treasury Only                     11:30 a.m. Eastern time           4:00 p.m. Eastern time
Tax-Exempt Money                  12:00 noon Eastern time           4:00 p.m. Eastern time
California Tax-Exempt Money       10:30 a.m. Eastern time           4:00 p.m. Eastern time
  Market

NOTES SPECIFIC TO THE PURCHASE OF HORIZON AND HORIZON SERVICE SHARES:

- Customers of Service Organizations (brokers, financial institutions or other industry professionals who maintain accounts on behalf of shareholders and provide additional services to their clients) should refer to their Service Organization for the terms and conditions under which Fund shares can be purchased, including minimum initial and subsequent purchase limits, minimum average balance requirements and deadlines for purchases.

- A Fund may, in its discretion, reject any order for shares. Orders received after the Fund cut-off times and orders for which payment has not been received in a timely manner, will not be accepted.

  Payment for orders not accepted by a Fund or not received or paid for in a timely manner, will be returned with prompt notification to the sending institution.

- You will be charged compensation for each wire or Electronic Funds Transfer purchase that is returned unpaid or not received by the deadline, and you will be responsible for any resulting losses suffered by the Funds.

- The Funds reserve the right to suspend the sale of shares to the public at any time in response to conditions in the securities markets or otherwise.

REDEMPTION OF FUND SHARES

Fund shares can only be redeemed on a Business Day through the means described below. Customers of Service Organizations should refer to their Service Organization for the terms and conditions under which Fund shares can be redeemed, including the deadlines for redemptions.

X SHARES: On any Business Day that withdrawals and charges in your transaction account exceed deposits and credits, it is the responsibility of the Service Organization to transmit a redemption order on your behalf to the Transfer Agent and to credit your account with the proceeds on a timely basis.

HORIZON AND HORIZON SERVICE SHARES: Redemption orders must be transmitted to the Transfer Agent via telephone or terminal access. To effect a redemption call 1-800-426-3863. Proceeds for orders received by the times specified below will be wired in Federal funds to the redeeming shareholder on the same day.

NOTES SPECIFIC TO THE REDEMPTION OF HORIZON AND HORIZON SERVICE SHARES:

- Certificates, which previously had been issued, may not be redeemed unless the certificates have been submitted to the Transfer Agent and appropriately endorsed for transfer.

- Proceeds for redemption orders received after the times stated above will normally be wired in Federal funds to the redeeming shareholder on the next Business Day.

- To allow effective management of the Funds' portfolios, investors are urged to initiate sales of shares as early in the day as possible and to notify the Transfer Agent at least one day in advance of redemptions in excess of $5 million.

- In making redemption requests, the names of the registered shareholders and their account numbers must be supplied.

- Each Fund reserves the right to wire redemption proceeds up to seven days after receiving the redemption order, if in the judgment of the Investment Adviser, an earlier payment would adversely affect the Fund.

The schedule below addresses the Funds' deadlines for ALL SHARE CLASSES (unless otherwise indicated) for receipt of redemption orders by the Transfer Agent:

                                                          DEADLINE FOR RECEIPT OF A
                         FUND                                REDEMPTION ORDER BY
 (Includes all share classes unless otherwise noted.)          TRANSFER AGENT
 ----------------------------------------------------     -------------------------
Prime or Treasury (Horizon Shares)                        5:00 p.m. Eastern time
Prime or Treasury (All Other Share Classes)               2:30 p.m. Eastern time
Government                                                2:30 p.m. Eastern time
Treasury Only                                             11:30 a.m. Eastern time
Tax-Exempt Money                                          12:00 noon Eastern time
California Tax-Exempt Money Market                        10:30 a.m. Eastern time

NOTES SPECIFIC TO THE REDEMPTION OF ALL SHARE CLASSES:

- The Funds impose no charge when shares are redeemed.

- Each Fund reserves the right to redeem shares in any account at their NAV if the value of the account is less than $500 as a result of the redemption. A shareholder having such an account will first be notified in writing that their account has a value of less than $500 and will be allowed 60 days to make additional investments to bring the value of the account to $500.

- A Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its share) for such periods as are permitted under the Investment Company Act of 1940.

- In attempting to confirm telephone instructions are genuine, the Fund will use reasonable procedures to confirm the identity of the caller. Neither Pacific Horizon Funds, Inc. nor any of its service providers will be liable for any loss or expense for acting upon telephone instructions that are reasonably believed to be genuine.

- A Fund may redeem shares involuntarily under certain special circumstances as described in the SAI.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund. Generally, each Fund's net income is declared daily as a dividend. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed not more than twice a year after reduction for any available capital loss carry-forward.

Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the NAV of such shares on the payment date. However, holders of the Funds' Horizon and Horizon Service Shares may elect to receive dividends in cash. This election or revocation must be made in writing to the Transfer Agent and becomes effective upon receipt of your instructions by the Transfer Agent.

NOTES SPECIFIC TO DIVIDENDS AND DISTRIBUTIONS FOR THE HORIZON AND HORIZON SERVICE SHARES:

- If you elect to receive distributions in cash, and if your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

- Reinvestment dividends receive the same tax treatment as dividends paid in cash.

TAXES

As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has done in the past and intends to do in the future, it pays no Federal income tax on the earnings it distributes to shareholders.

TAXABLE FUNDS: Dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. It is anticipated that substantially all of the dividends from the Funds will be taxable as ordinary income and not capital gains.

Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

TAX-EXEMPT MONEY FUND AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUND: Both Funds intend to meet certain Federal tax requirements so that distribution of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax. Dividends from a Fund's short- and long-term capital gains are taxable.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND: This Fund intends to comply with certain state tax requirements so that its income and dividends will be exempt from state and local personal income taxes. Dividends derived from interest on securities other than California Municipal Securities will be subject to California personal income tax.

NOTES SPECIFIC TO ALL FUNDS REGARDING FEDERAL TAXES:

- Taxable dividends paid in January may be taxable as if they had been paid the previous December.

- The Form 1099 that is mailed to you in January details your dividends and their Federal tax category, although you should verify your tax liability with your tax professional.

STATE AND LOCAL TAXES: Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the Federal income tax law, and with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax. Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted with respect to California state personal income tax, dividends paid by the Funds may be taxable to investors under state or local law as dividend income even through all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such taxes.

                           DISTRIBUTION ARRANGEMENTS

12b-1 AND SERVICE FEE PLANS

Pacific Horizon Funds offer share classes other than those described in this prospectus. The major distinctions among the share classes are the fee plans related to each share class. Pacific Horizon Funds, Inc. has adopted three fee plans. Participants in any of these plans must enter into a specific agreement with Pacific Horizon Funds Inc. pursuant to the related adopted plan. Because fees associated with the distribution and service plans are paid out of the Fund's assets on an on-going basis, over time holders of the shares discussed below may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

                              APPLIES TO
      FEE PLAN:              SHARE CLASS:              PLAN PURPOSE:                      FEES:
      ---------              ------------              -------------                      -----
Shareholder Services    Horizon Service         Paid to Shareholder Service    Each Shareholder Service
Plan                                            Organizations who provide      Organization receives a fee
                                                support services to their      of up to 0.25% (annualized)
                                                customers (the beneficial      of the average daily net
                                                owners of the Horizon          asset value of Horizon
                                                Service Shares).               Service Shares owned by
                                                                               their customers. Holders of
                                                                               a Fund's Horizon Service
                                                                               Shares bear this expense.
Distribution and        S, Y and X              Paid to the Distributor for    Payments by an X Share Class
Services Plan                                   distribution expenses          for distribution expenses
                                                intended to result in the      and shareholder servicing
                                                sale of S, Y and X expenses    may not exceed 0.30% and
                                                Shares of the Prime and        0.25%, respectively, of the
                                                California Tax-Exempt Money    average daily net assets of
                                                Market Funds, X and Y Shares   a Fund's X Shares. Holders
                                                of the Treasury Fund and S     of the X Shares bear these
                                                Shares of the Tax-Exempt       expenses.
                                                Money Fund and for             Payments by the S and Y
                                                shareholder servicing          Share Classes for
                                                expenses.                      distribution expenses and
                                                                               shareholder servicing
                                                                               expenses may not exceed
                                                                               0.75% and 0.25%,
                                                                               respectively, of the average
                                                                               daily net assets of a Fund's
                                                                               S and Y Shares. Holders of
                                                                               the S and Y Shares bear
                                                                               these expenses.

                              APPLIES TO
      FEE PLAN:              SHARE CLASS:              PLAN PURPOSE:                      FEES:
      ---------              ------------              -------------                      -----
Special Management      Pacific Horizon         Paid to Shareholder            Each Shareholder Service
Services Plan                                   Organizations who provide      Organization receives a fee
                                                support services to their      equal to .32% (annualized)
                                                customers (the beneficial      of the average daily net
                                                owners of Pacific Horizon      asset value of the Prime.
                                                Shares of the Prime,           Treasury, Government,
                                                Treasury, Government,          Treasury Only and Tax-Exempt
                                                Treasury Only, Tax-Exempt      Money Fund's Pacific Horizon
                                                and California Tax-Exempt      Shares and 0.35%
                                                Money Market Funds).           (annualized) of the average
                                                                               daily net asset value of the
                                                                               California Tax-Exempt Money
                                                                               Market Fund's Pacific
                                                                               Horizon Shares (.03% of
                                                                               which is being voluntarily
                                                                               waived by the Distributor)
                                                                               owned by their customers.
                                                                               Holders of these Fund's
                                                                               Pacific Horizon Service
                                                                               Shares bear this expense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          PACIFIC HORIZON FUNDS, INC.

                                   PRIME FUND

                                 TREASURY FUND

                                GOVERNMENT FUND

                               TREASURY ONLY FUND

                             TAX-EXEMPT MONEY FUND

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for a Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a fuller technical and legal description of a Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                          PACIFIC HORIZON FUNDS, INC.
                                 P.O. Box 8968
                        Wilmington, Delaware 19899-8968

                                 1-800-426-3863

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The Funds' investment company registration number is 811-04293.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-426-3863
                               Monday thru Friday
                            9:00 am to 5:00 pm (EST)

  PROSPECTUS
  JULY 1, 1998
  Investment Portfolios Offered by

  Pacific Horizon Funds, Inc.

This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Funds:

- are not bank deposits

- are not obligations of, or guaranteed or endorsed by Bank of America NT&SA or any of its affiliates

- are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

- are not guaranteed to achieve their goal(s)

- may not be able to maintain a stable $1 share price

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
 PRIME FUND
 -  S Shares

 TAX-EXEMPT MONEY FUND
 -  S Shares

 CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

 -  S Shares

PHF-0005

                                    OVERVIEW

GOAL OF THE MONEY MARKET FUNDS

The money market funds invest primarily in money market instruments and strive to maintain a stable $1 share price. Each Fund employs its own strategy and has its own risk/reward profile. Be sure to read all risk disclosure carefully before investing.

THE INVESTMENT ADVISER

Pacific Horizon money market funds are managed by Bank of America NT&SA ("Bank of America"), a subsidiary of BankAmerica Corporation, a registered bank holding company. For more information on the Investment Adviser see the section entitled "Management of the Funds."

                               TABLE OF CONTENTS

A FUND-BY-FUND LOOK AT GOALS,
STRATEGIES, RISKS, EXPENSES                    FUND DESCRIPTION
AND FINANCIAL HISTORY                          OVERVIEW
                                         2-6   PRIME FUND
                                        7-11   TAX-EXEMPT MONEY FUND
                                       12-17   CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                          18   ADDITIONAL INVESTMENT RISKS
DETAILS THAT APPLY TO ALL MONEY
MARKET FUNDS IN THIS                           MANAGEMENT OF THE FUNDS
PROSPECTUS                                18   INVESTMENT ADVISER
                                          20   SERVICE PROVIDER CHART
POLICIES AND INSTRUCTIONS FOR                  SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                  21   PRICING OF FUND SHARES
CLOSING AN ACCOUNT IN ANY OF              21   PURCHASE OF FUND SHARES
THE MONEY MARKET FUNDS                    22   REDEMPTION OF FUND SHARES
                                          23   DIVIDENDS AND DISTRIBUTIONS
                                          23   TAXES
DETAILS ON DISTRIBUTION AND
OTHER SHAREHOLDER SERVICE                      DISTRIBUTION ARRANGEMENTS
PLANS                                     24   12b-1 AND SERVICE FEE PLANS

SEE BACK COVER FOR MORE INFORMATION

       DISTRIBUTOR:                              INVESTMENT ADVISER:
       Provident Distributors, Inc.              Bank of America National Trust and Savings Association
       Four Falls Corporate Center               555 California Street
       6th Floor                                 San Francisco, CA 94104
       West Conshohocken, PA 19428

                                   PRIME FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbol:
S Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund may invest in U.S. dollar-denominated money market securities (such as bank certificates of deposit, bankers' acceptances and commercial paper), including those issued by:

- U.S. and foreign banks

- U.S. and foreign corporate issuers

- the U.S. government, its agencies and instrumentalities

- municipalities

At least 95% of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

The Fund will concentrate its investments in the banking and finance industry which means that it will invest at least 25% of its total assets in the securities of that industry.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- Because the Fund concentrates in the banking and finance industry, it is more susceptible to economic and regulatory developments in that industry than a money market fund which does not concentrate. In addition, the Fund's investment in foreign banks and corporate issuers makes it susceptible to future political and economic developments in countries in which it invests.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Pacific Horizon Shares of the Fund for the last 10 calendar years. Past performance is not necessarily an indicator of how the Fund will perform in the future.

1988                                                 7.29%
1989                                                 9.02%
1990                                                 8.04%
1991                                                 6.16%
1992                                                 3.68%
1993                                                 2.93%
1994                                                 3.87%
1995                                                 5.58%
1996                                                 5.04%
1997                                                 5.22%

The total return for Pacific Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.31%. Over the past 10 calendar years, the highest quarter total return for Pacific Horizon Shares of the Fund was 2.32% (quarter ended June 30, 1989). Over the past 10 calendar years, the lowest quarter total return for Pacific Horizon Shares of the Fund was 0.72% (quarter ended June 30,
1993). Pacific Horizon Shares are not offered in this prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns differ only to the extent that Pacific Horizon Shares have a 0.32% Special Management Services Fee while S Shares have a 0.75% Rule 12b-1 Fee and a 0.25% Shareholder Services Fee.

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past 1, 5 and 10 calendar years compare with the 30-Day Commercial Paper Rate (an estimated monthly return of high-grade unsecured promissory notes of corporations sold through dealers by major corporations in multiples of $1,000) for the same periods, and the Lipper Money Market Instrument Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              -----------------------------
                                                              1 YEAR    5 YEARS    10 YEARS
                         PRIME FUND                           ------    -------    --------
30-Day Commercial Paper Rate................................  5.56%      4.93%      5.89%
Lipper Money Market Instrument Funds Average................  4.90%      4.32%      5.40%
S Shares*...................................................  4.98%      4.46%      5.64%

---------------

* Prime Fund -- S Shares commenced operations on April 7, 1997. The performance results reflect the past performance of the Prime Fund -- X Shares from July 22, 1996 to April 6, 1997 and the past performance of Prime Fund -- Pacific Horizon Shares from March 1, 1987 to July 21, 1996. X Shareholders are subject to a Rule 12b-1 Fee of 0.30% and a Shareholder Service Fee of 0.25%, which differs from the Prime Fund -- Pacific Horizon Shares, which only have a Special Management Fee of 0.32%. Performance data for the Prime Fund -- S Shares prior to April 7, 1997 has not been adjusted to reflect the higher expenses of the S Shares. If the performance data prior to April 7, 1997 had been adjusted to reflect S Share expenses, performance would be lower.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                S SHARES(1)
                                                                ------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................        None
Maximum sales charge imposed on reinvested dividends........        None
Maximum deferred sales charge...............................        None
Redemption fees(2)..........................................        None
Exchange fees...............................................        None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................         .20%
Rule 12b-1 fees(4)..........................................         .75%(5)
Shareholder services fees...................................         .25%
All other expenses..........................................         .02%
                                                                    ----
Total annual operating expenses(6)..........................        1.22%
                                                                    ====

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets. Due to established breakpoints, management fees decrease as the Fund's assets increase. AS OF FEBRUARY 28, 1998, THE EFFECTIVE ADVISORY FEE WAS .09%, THE EFFECTIVE ADMINISTRATION FEE WAS .10% AND THE EFFECTIVE MANAGEMENT FEE WAS .19% OF THE FUND'S AVERAGE NET ASSETS.

(4) Because of the Rule 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(5) The Distributor has agreed to waive a portion of the Rule 12b-1 fee. This waiver may be terminated at any time at the option of the Distributor. AS OF FEBRUARY 28, 1998, THE EFFECTIVE RULE 12b-1 FEE AND TOTAL OPERATING EXPENSES WERE .30% AND .77%, RESPECTIVELY, OF THE FUND'S AVERAGE NET ASSETS, AFTER TAKING INTO EFFECT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

(6) AS OF FEBRUARY 28, 1998, THE EFFECTIVE TOTAL OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WAS .77% FOR S SHARES. The amount of current total operating expenses may increase without shareholder approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 Year    3 Years    5 Years    10 Years
                        PRIME FUND                           ------    -------    -------    --------
S Shares...................................................   $124      $387       $670       $1,477

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                           PACIFIC HORIZON PRIME FUND
                              FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
                                                                --------
Income from Investment Operations:
  Net investment income.....................................      0.0444
  Net realized gains/(losses) on investment transactions....          --
                                                                --------
Total income from investment operations.....................      0.0444
Less dividends to shareholders from net investment income...     (0.0444)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        4.53%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $    110
  Ratio of expenses to average net assets...................        0.76%(c)
  Ratio of net investment income to average net assets......        4.92%(c)
  Ratio of expenses to average net assets*..................        1.20%(b)(c)
  Ratio of net investment income to average net assets*.....        4.48%(b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from April 7, 1997 (inception date) to February 28,
     1998.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

                             TAX-EXEMPT MONEY FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbol:
S Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income taxes, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of federally tax-exempt short-term debt obligations issued by, or on behalf of, states, territories and possessions of the United States, including those issued by:

- the U.S. government, its agencies and instrumentalities

- municipalities, local governments, other political subdivisions and their agencies.

Under normal market conditions, all of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality). The Fund may also invest in investments in the second-highest short-term rating category (or securities issued by issuers with such ratings or unrated equivalents) for temporary defensive purposes or if the investment adviser does not feel that suitable securities in the highest short-term rating category are available. The Fund may invest in taxable obligations or hold uninvested cash reserves for temporary defensive purposes.

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities, and no more than 20% of the Fund's total assets will be invested in taxable obligations.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of

  America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- The Fund intends to minimize income earned that is subject to the federal alternative minimum tax. If a portion of income earned by the Fund is subject to this tax, you will be notified of the percentage.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Pacific Horizon Shares of the Fund for the last 5 calendar years since inception (July 9, 1993). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1993*                                                0.95%
1994                                                 2.36%
1995                                                 3.35%
1996                                                 2.95%
1997                                                 3.14%

         *Represents the period from July 9, 1993 to December 31, 1993.

The total return for Pacific Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 0.78%. Since inception (July 9, 1993), the highest calendar quarter total return for Pacific Horizon Shares of the Fund was 0.87% (quarter ended September 30, 1995). Since inception (July 9, 1993), the lowest calendar quarter total return for Pacific Horizon Shares of the Fund was 0.45% (quarter ended March 31, 1994). Pacific Horizon Shares are not offered in this prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns differ only to the extent that Pacific Horizon Shares have a 0.32% Special Management Services Fee while S Shares have a 0.75% Rule 12b-1 Fee and a 0.25% Shareholder Services Fee.

AVERAGE ANNUAL TOTAL RETURN -- COMPARISON

The table below shows how the Fund's average annual returns for the past calendar year, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper Tax-Exempt Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                -----------------------------
                                                                 1 YEAR      SINCE INCEPTION
                   TAX-EXEMPT MONEY FUND*                       --------    -----------------
Salomon Brothers 3-Month T-Bill Index*......................     5.25%       Not applicable
Lipper Tax-Exempt Money Market Funds Average*...............     3.08%       Not applicable
S Shares**..................................................     3.03%           2.82%

---------------

 * The securities underlying the Salomon Brothers 3-Month T-Bill Index are subject to federal income tax. The Tax-Exempt Money Fund and the funds in the Lipper Tax-Exempt Money Market Funds Average are not subject to federal income tax.

** Tax-Exempt Money Fund -- S Shares commenced operations on July 8, 1997. The performance results prior to that date reflect the past performance of the Tax-Exempt Money-Pacific Horizon Shares. Pacific Horizon Shareholders have a Special Management Services Fee of 0.32%. Prior performance data for the S Shares has not been adjusted to reflect the higher expenses of the S Shares. If the performance data prior to July 8, 1997 had been adjusted to reflect S Shares expenses, performance would be lower.

CURRENT YIELD

You may obtain the Funds current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                S SHARES(1)
                                                                ------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................        None
Maximum sales charge imposed on reinvested dividends........        None
Maximum deferred sales charge...............................        None
Redemption fees(2)..........................................        None
Exchange fees...............................................        None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................         .20%
Rule 12b-1 fees(4)..........................................         .75%(5)
Shareholder services fees...................................         .25%
All other expenses..........................................         .05%
                                                                    ----
Total annual Fund operating expenses........................        1.25%
                                                                    ====

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Funds average net assets.

(4) Because of the Rule 12b-1 Fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(5) The Distributor has agreed to waive a portion of the Rule 12b-1 Fee. This waiver may be terminated at any time at the option of the distributor. AS OF FEBRUARY 28, 1998, THE EFFECTIVE RULE 12b-1 FEE AND TOTAL OPERATING EXPENSES WERE .30% AND .81%, RESPECTIVELY, OF THE FUNDS AVERAGE NET ASSETS, AFTER TAKING INTO CONSIDERATION THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Funds maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
TAX-EXEMPT MONEY FUND
S Shares...................................................   $127      $397       $686       $1,511

The above example is for comparison purposes only and is not a representation of the Funds actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds financial performance for the period presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Funds financial statements, is included in the annual report, which is available without charge upon request.

                     PACIFIC HORIZON TAX-EXEMPT MONEY FUND
                              FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                 1998(a)
                                                              -------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
Income from Investment Operations:
  Net investment income.....................................      0.0184
Less dividends to shareholders from net investment income...     (0.0184)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        1.85%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $     27
  Ratio of expenses to average net assets...................        0.81%(b)
  Ratio of net investment income to average net assets......        2.76%(b)
  Ratio of expenses to average net assets*..................        1.25%(b)(d)
  Ratio of net investment income to average net assets*.....        2.32%(b)(d)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 8, 1997 (inception date) to February 28,
     1998.
(b)  Annualized.
(c)  Not annualized.
(d)  Fees paid by third parties had no effect on the ratios.

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbol:
S Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income free from federal income tax and California state personal income tax, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities issued by or on behalf of the State of California and other governmental issuers.

All of the Fund's investments will be in either the highest or the second-highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities which are exempt from California state personal income tax, and no more than 5% of the Fund's net assets will be invested in any one category of taxable securities. The Fund may invest in taxable obligations or hold uninvested cash reserves for temporary defensive purposes.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- Because the Fund is a non-diversified investment portfolio, the change in value of any one security may affect the overall value of the Fund more than it would if the Fund was a diversified portfolio.

- The Fund's concentration in California issuers brings greater risk than that of a less geographically concentrated investment portfolio. Since the Fund invests heavily in California, events in California are likely to affect the Fund's investments.

- The Fund intends to minimize income earned that is subject to the federal alternative minimum tax. If a portion of income earned by the Fund is subject to this tax, you will be notified of the percentage.

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America or any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Pacific Horizon Shares of the Fund for the last 9 calendar years since inception (December 6, 1989). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1989*                                                0.38%
1990                                                 5.20%
1991                                                 3.97%
1992                                                 2.39%
1993                                                 1.87%
1994                                                 2.30%
1995                                                 3.32%
1996                                                 2.88%
1997                                                 3.07%

The total return for Pacific Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 0.76%. Since inception (December 6, 1989), the highest calendar quarter total return for Pacific Horizon Shares of the Fund was 1.34% (quarter ended June 30, 1990). Since inception (December 6, 1989), the lowest calendar quarter total return for Pacific Horizon Shares of the Fund was 0.42% (quarter ended March 31, 1993). Pacific Horizon Shares are not offered in this prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns differ only to the extent that Pacific Horizon Shares have a 0.32% Special Management Services Fee (after waivers) while S Shares have a 0.75% Rule 12b-1 Fee and a 0.25% Shareholder Services Fee.

AVERAGE ANNUAL TOTAL RETURN -- COMPARISON

The table below shows how the Fund's average annual returns for the past 1 and 5 calendar years, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper California Tax-Exempt Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                              ------------------------------------
                                                              1 YEAR    5 YEARS    SINCE INCEPTION
          CALIFORNIA TAX-EXEMPT MONEY MARKET FUND*            ------    -------    ---------------
Salomon Brothers 3-Month T-Bill Index*......................   5.25%     4.70%     Not applicable
Lipper California Tax-Exempt Money Market Funds Average*....   3.00%     2.73%     Not applicable
S Shares**..................................................   2.84%     2.63%         3.11%

---------------

 * The securities underlying the Salomon Brothers 3-Month T-Bill Index are subject to federal income tax. The California Tax-Exempt Money Market Fund and the funds in the Lipper California Tax-Exempt Money Market Funds Average are not subject to federal income tax.

** California Tax-Exempt Money Market Fund -- S Shares commenced operations on
   June 18, 1997. The performance results shown from October 2, 1996 to June 17, 1997 reflect the past performance of the X Shares of the Fund and past performance of Pacific Horizon Shares of the Fund prior to October 2, 1996. X Shareholders are subject to a Rule 12b-1 Fee of 0.30% and a Shareholder Service Fee of 0.25%, which differs from the Pacific Horizon Shares, which only have a Special Management Services Fee of 0.35%. Performance data for the S Shares prior to June 18, 1997 has not been adjusted to reflect the higher expenses of the S Shares. If performance data prior to June 18, 1997 had been adjusted to reflect S Share expenses, performance would be lower.

CURRENT YIELD

You may obtain the fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                S SHARES (1)
                                                                ------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................        None
Maximum sales charge imposed on reinvested dividends........        None
Maximum deferred sales charge...............................        None
Redemption fees (2).........................................        None
Exchange fees...............................................        None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees (3).........................................         .20%
Rule 12b-1 fees (4).........................................         .75%(5)
Shareholder services fees...................................         .25%
All other expenses..........................................         .03%
                                                                    ----
Total annual Fund operating expenses........................        1.23%
                                                                    ====

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

(4) Because of the Rule 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(5) The Distributor has agreed to waive a portion of the Rule 12b-1 Fee. This waiver may be terminated at any time at the option of the Distributor. AS OF FEBRUARY 28, 1998, THE EFFECTIVE RULE 12b-1 FEE AND TOTAL OPERATING EXPENSES WERE .30% AND .79%, RESPECTIVELY, OF THE FUND'S AVERAGE NET ASSETS, AFTER TAKING INTO CONSIDERATION FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
S Shares...................................................   $125      $390       $676       $1,489

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

            PACIFIC HORIZON CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
                                                                --------
Income from Investment Operations:
  Net investment income.....................................      0.0194
Less dividends to shareholders from net investment income...     (0.0194)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        1.96%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $    141
  Ratio of expenses to average net assets...................        0.79%(c)
  Ratio of net investment income to average net assets......        2.69%(c)
  Ratio of expenses to average net assets*..................        1.23%(b)(c)
  Ratio of net investment income to average net assets*.....        2.25%(b)(c)

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from June 18, 1997 (inception date) to February 28,
     1998.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

                          ADDITIONAL INVESTMENT RISKS

The following is a general list of the types of risks that may apply to a given Fund. Additional information about a Fund's investments is available in the Statement of Additional Information.

CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK: Associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them for.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, serves as the Funds' investment adviser and is responsible for all purchases and sales of the Funds' portfolio securities. Bank of America is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states, as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representative offices in 37 foreign countries. Bank of America is the successor by merger to Security Pacific National Bank, which previously served as investment adviser to Pacific Horizon Funds, Inc. since it commenced operations in 1984. Bank of America and its affiliates have over $77 billion in assets under management, including $22 billion in mutual fund assets. On April 13, 1998, BankAmerica Corporation and NationsBank Corporation announced a definitive agreement to merge and form a new holding company to be named BankAmercia Corporation (the "Merger"). The Merger is anticipated to close by October 1, 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

For the fiscal year ended February 28, 1998, Bank of America received the following fees, as a percentage of each Fund's average net assets:

Prime Fund .09%, California Tax-Exempt Money Market Fund .10%, Tax-Exempt Money Fund .10%.

The chart on the next page shows the Funds' other service providers and includes their addresses and principal activities.

                            [Shareholder Flow Chart]

                            SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

To help each Fund maintain its $1 constant share price, portfolio securities are valued at cost, and any discount or premium created by market movements is amortized to maturity. The net asset value (NAV) per share class for each Fund for purposes of pricing purchase and redemption orders is determined independently of that for other Pacific Horizon Funds.

The Transfer Agent makes purchases or redemptions at the NAV per share next determined after receipt of the purchase or sell order. NAVs for each share class are calculated each Business Day (each day that both the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank are open for business) at the close of regular trading on the Exchange and at the following times:

                  FUND                                   CALCULATION TIME
                  ----                                   ----------------
Prime....................................    As of 5:00 p.m. Eastern time
California Tax-Exempt Money Market.......    As of 10:30 a.m. Eastern time
Tax-Exempt Money.........................    As of 12:00 noon Eastern time

Fund shares will not be priced on those days the Funds are closed as follows:

     Independence Day (observed) -- Friday, July 3, 1998
     Labor Day -- Monday, September 7, 1998
     Columbus Day -- Monday, October 12, 1998
     Veterans Day -- Wednesday, November 11, 1998
     Thanksgiving Day -- Thursday, November 26, 1998
     Christmas Day -- Friday, December 25, 1998
     New Year's Day -- Friday, January 1, 1999
     Martin Luther King, Jr. Day -- Monday, January 18, 1999
     President's Day -- Monday, February 15, 1999
     Good Friday -- Friday, April 2, 1999
     Memorial Day (observed) -- Monday, May 31, 1999

PURCHASE OF FUND SHARES

Fund shares can only be purchased on a Business Day through the means described below. Customers of Service Organizations (brokers, financial institutions or other industry professionals who maintain accounts on behalf of shareholders and provide additional services to their clients) should refer to their Service Organization for the terms and conditions under which Fund shares can be purchased, including minimum initial and subsequent purchase limits, minimum average balance requirements and deadlines for purchases.

Service Organizations may be authorized to accept on Pacific Horizon Funds, Inc.'s behalf orders placed by or on behalf of their customers. Under those circumstances, a Fund will be deemed to have received an order when it is accepted by a Service Organization on a Business Day. The order will be priced at a Fund's net asset value per share next determined after such acceptance. Service Organizations will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Customers should contact their Service Organizations to learn whether they are authorized to accept orders for Pacific Horizon Funds, Inc.

S SHARES: S Shares of the Prime, Tax-Exempt Money and California Tax-Exempt Money Market Funds are offered to customers of selected Service Organizations and departments of Bank of America, and its banking affiliates who purchase such shares through cash management services and who have executed the appropriate account documentation. On any Business Day that deposits and credits exceed withdrawals and charges in your transaction account, it is the responsibility of the Service Organization to transmit a purchase order on your behalf to the Transfer Agent and deliver required funds on a timely basis.

REDEMPTION OF FUND SHARES

Fund shares can only be redeemed on a Business Day through the means described below. Customers of Service Organizations should refer to their Service Organization for the terms and conditions under which Fund shares can be redeemed, including the deadlines for redemptions.

S SHARES: On any Business Day that withdrawals and charges in your transaction account exceed deposits and credits, it is the responsibility of the Service Organization to transmit a redemption order on your behalf to the Transfer Agent and to credit your account with the proceeds on a timely basis.

The schedule below addresses the Funds' deadlines for all share classes (unless otherwise indicated) for receipt of redemption orders by the Transfer Agent:

                                                             DEADLINE FOR RECEIPT OF
                                                                A REDEMPTION ORDER
                         FUND                                   BY TRANSFER AGENT
                         ----                                -----------------------
Prime (Horizon Shares).................................    5:00 p.m. Eastern time
Prime (All Other Share Classes)........................    2:30 p.m. Eastern time
Tax-Exempt Money.......................................    12:00 noon Eastern time
California Tax-Exempt Money Market.....................    10:30 a.m. Eastern time

NOTES SPECIFIC TO THE REDEMPTION OF ALL SHARE CLASSES:

- The Funds impose no charge when shares are redeemed.

- Each Fund reserves the right to redeem shares in any account at their NAV if the value of the account is less than $500 as a result of the redemption. A shareholder having such an account will first be notified in writing that their account has a value of less than $500 and will be allowed 60 days to make additional investments to bring the value of the account to $500.

- A Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its share) for such periods as are permitted under the Investment Company Act of 1940.

- In attempting to confirm telephone instructions are genuine, the Fund will use reasonable procedures to confirm the identity of the caller. Neither Pacific Horizon Funds, Inc. nor any of its service providers will be liable for any loss or expense for acting upon telephone instructions that are reasonably believed to be genuine.

- A Fund may redeem shares involuntarily under certain special circumstances as described in the SAI.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund. Generally, each Fund's net income is declared daily as a dividend. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed not more than twice a year after reduction for any available capital loss carry-forward.

Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the NAV of such shares on the payment date.

TAXES

As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has done in the past and intends to do in the future, it pays no Federal income tax on the earnings it distributes to shareholders.

TAXABLE FUNDS: Dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. It is anticipated that substantially all of the dividends from the Funds will be taxable as ordinary income and not capital gains.

Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

TAX-EXEMPT MONEY FUND AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUND: Both Funds intend to meet certain Federal tax requirements so that distribution of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax. Dividends from a Fund's short- and long-term capital gains are taxable.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND: This Fund intends to comply with certain state tax requirements so that its income and dividends will be exempt from state and local personal income taxes. Dividends derived from interest on securities other than California Municipal Securities will be subject to California personal income tax.

NOTES SPECIFIC TO ALL FUNDS REGARDING FEDERAL TAXES:

- Taxable dividends paid in January may be taxable as if they had been paid the previous December.

- The Form 1099 that is mailed to you in January details your dividends and their Federal tax category, although you should verify your tax liability with your tax professional.

STATE AND LOCAL TAXES: Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the Federal income tax law, and with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax. Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted with respect to California state personal income tax, dividends paid by the Funds may be taxable to investors under state or local law as dividend income even through all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such taxes.

                           DISTRIBUTION ARRANGEMENTS

12b-1 AND SERVICE FEE PLANS

Pacific Horizon Funds offer share classes other than those described in this prospectus. The major distinctions among the share classes are the fee plans related to each share class. Pacific Horizon Funds, Inc. has adopted three fee plans. Participants in any of these plans must enter into a specific agreement with Pacific Horizon Funds, Inc. pursuant to the related adopted plan. Because fees associated with the distribution and service plans are paid out of the Fund's assets on an on-going basis, over time holders of the shares discussed below may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

                              APPLIES TO
      FEE PLAN:              SHARE CLASS:              PLAN PURPOSE:                      FEES:
      ---------              ------------              -------------                      -----
Shareholder Services    Horizon Service         Paid to Shareholder Service    Each Shareholder Service
Plan                                            Organizations who provide      Organization receives a fee
                                                support services to their      of up to 0.25% (annualized)
                                                customers (the beneficial      of the average daily net
                                                owners of the Horizon          asset value of Horizon
                                                Service Shares).               Service Shares owned by
                                                                               their customers. Holders of
                                                                               a Fund's Horizon Service
                                                                               Shares bear this expense.
Distribution and        S, Y and X              Paid to the Distributor for    Payments by an X Share Class
Services Plan                                   distribution expenses          for distribution expenses
                                                intended to result in the      and shareholder servicing
                                                sale of S, Y and X Shares of   expense may not exceed 0.30%
                                                the Prime and California       and 0.25%, respectively, of
                                                Tax-Exempt Money Market        the average daily net assets
                                                Funds, X and Y Shares of the   of a Fund's X Shares.
                                                Treasury Fund and S Shares     Holders of the X Shares bear
                                                of the Tax-Exempt Money Fund   these expenses.
                                                and for shareholder            Payments by the S and Y
                                                servicing expenses.            Share Classes for
                                                                               distribution expenses and
                                                                               shareholder servicing
                                                                               expenses may not exceed
                                                                               0.75% and 0.25%,
                                                                               respectively, of the average
                                                                               daily net assets of a Fund's
                                                                               S and Y Shares. Holders of
                                                                               the S and Y Shares bear
                                                                               these expenses.

                              APPLIES TO
      FEE PLAN:              SHARE CLASS:              PLAN PURPOSE:                      FEES:
      ---------              ------------              -------------                      -----
Special Management      Pacific Horizon         Paid to Shareholder Service    Each Shareholder Service
Services Plan                                   Organizations who provide      Organization receives a fee
                                                support services to their      equal to .32% (annualized)
                                                customers (the beneficial      of the average daily net
                                                owners of Pacific Horizon      asset value of the Prime,
                                                Shares of the Prime,           Treasury, Government,
                                                Treasury, Government,          Treasury Only and Tax-Exempt
                                                Treasury Only, Tax-Exempt      Money Fund's Pacific Horizon
                                                Money and California Tax-      Shares and 0.35%
                                                Exempt Money Market Funds).    (annualized) of the average
                                                                               daily net asset value of the
                                                                               California Tax-Exempt Money
                                                                               Market Fund's Pacific
                                                                               Horizon Shares (.03% of
                                                                               which is being voluntarily
                                                                               waived by the Distributor)
                                                                               owned by their customers.
                                                                               Holders of these Fund's
                                                                               Pacific Horizon Service
                                                                               Shares bear this expense.

                          PACIFIC HORIZON FUNDS, INC.

                                   PRIME FUND

                             TAX-EXEMPT MONEY FUND

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for a Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a fuller technical and legal description of a Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                          PACIFIC HORIZON FUNDS, INC.
                                 P.O. Box 8968
                        Wilmington, Delaware 19899-8968

                                 1-800-346-2087

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The Funds' investment company registration number is 811-04293.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-346-2087
                               Monday thru Friday
                            8:00 am to 8:00 pm (EST)

   PROSPECTUS
   JULY 1, 1998
   Investment Portfolios Offered by

   Pacific Horizon Funds, Inc.

This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Funds:

- are not bank deposits

- are not obligations of, or guaranteed or endorsed by Bank of America NT&SA or any of its affiliates

- are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

- are not guaranteed to achieve their goal(s)

- may not be able to maintain a stable $1 share price

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
  PRIME FUND

  -  X Shares

   -  Pacific Horizon Shares

   TREASURY FUND

   -  X Shares

   -  Pacific Horizon Shares

   GOVERNMENT FUND

   -  Pacific Horizon Shares

   TREASURY ONLY FUND

   -  Pacific Horizon Shares

PHF-0001

                                    OVERVIEW

GOAL OF THE MONEY MARKET FUNDS

The money market funds invest primarily in money market instruments and strive to maintain a stable $1 share price. Each Fund employs its own strategy and has its own risk/reward profile. Be sure to read all risk disclosure carefully before investing.

THE INVESTMENT ADVISER

Pacific Horizon money market funds are managed by Bank of America NT&SA ("Bank of America"), a subsidiary of BankAmerica Corporation, a registered bank holding company. For more information on the Investment Adviser see the section entitled "Management of the Funds."

                               TABLE OF CONTENTS

A FUND-BY-FUND LOOK AT GOALS,                  FUND DESCRIPTION
STRATEGIES, RISKS, EXPENSES                    OVERVIEW
AND FINANCIAL HISTORY.                   2-7   PRIME FUND
                                        8-13   TREASURY FUND
                                       14-18   GOVERNMENT FUND
                                       19-22   TREASURY ONLY FUND
                                          23   ADDITIONAL INVESTMENT RISKS
DETAILS THAT APPLY TO ALL MONEY                MANAGEMENT OF THE FUNDS
MARKET FUNDS IN THIS                      23   INVESTMENT ADVISER
PROSPECTUS.                               25   SERVICE PROVIDER CHART
POLICIES AND INSTRUCTIONS FOR                  SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                  26   PRICING OF FUND SHARES
CLOSING AN ACCOUNT IN ANY OF              26   PURCHASE OF FUND SHARES
THE MONEY MARKET FUNDS.                   28   REDEMPTION OF FUND SHARES
                                          30   ADDITIONAL SHAREHOLDER SERVICES
                                          32   DIVIDENDS AND DISTRIBUTIONS
                                          32   TAXES
DETAILS ON DISTRIBUTION AND                    DISTRIBUTION ARRANGEMENTS
OTHER SHAREHOLDER SERVICE                 33   12b-1 AND SERVICE FEE PLANS
PLANS.
                              SEE BACK COVER   FOR MORE INFORMATION

       DISTRIBUTOR:                              INVESTMENT ADVISER:
       Provident Distributors, Inc.              Bank of America National Trust and Savings Association
       Four Falls Corporate Center               555 California Street
       6th Floor                                 San Francisco, CA 94104
       West Conshohocken, PA 19428

                                   PRIME FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Pacific Horizon Shares: PCMXX
X Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund may invest in U.S. dollar-denominated money market securities (such as bank certificates of deposit, bankers' acceptances and commercial paper), including those issued by:

- U.S. and foreign banks

- U.S. and foreign corporate issuers

- the U.S. government, its agencies and instrumentalities

- municipalities

At least 95% of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

The Fund will concentrate its investments in the banking and finance industry which means that it will invest at least 25% of its total assets in the securities of that industry.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- Because the Fund concentrates in the banking and finance industry, it is more susceptible to economic and regulatory developments in that industry than a money market fund which does not concentrate. In addition, the Fund's investment in foreign banks and corporate issuers makes it susceptible to future political and economic developments in countries in which it invests.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Pacific Horizon Shares of the Fund for the last 10 calendar years. Past performance is not necessarily an indicator of how the Fund will perform in the future.

1988                                                 7.29%
1989                                                 9.02%
1990                                                 8.04%
1991                                                 6.16%
1992                                                 3.68%
1993                                                 2.93%
1994                                                 3.87%
1995                                                 5.58%
1996                                                 5.04%
1997                                                 5.22%

The total return for Pacific Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.31%. Over the past 10 calendar years, the highest quarter total return for Pacific Horizon Shares of the Fund was 2.32% (quarter ended June 30, 1989). Over the past 10 calendar years, the lowest quarter total return for Pacific Horizon Shares of the Fund was 0.72% (quarter ended June 30,
1993).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past 1, 5 and 10 calendar years compare with the 30-Day Commercial Paper Rate (an estimated monthly return of high-grade unsecured promissory notes of corporations sold through dealers by major corporations in multiples of $1,000) for the same periods and the Lipper Money Market Instrument Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              -----------------------------
                                                              1 YEAR    5 YEARS    10 YEARS
                         PRIME FUND                           ------    -------    --------
30-Day Commercial Paper Rate................................  5.56%      4.93%      5.89%
Lipper Money Market Instrument Funds Average................  4.90%      4.32%      5.40%
X Shares*...................................................  4.98%      4.46%      5.64%
Pacific Horizon Shares**....................................  5.22%      4.52%      5.67%

---------------

 * Prime Fund -- X Shares commenced operations on July 22, 1996. The performance results shown prior to that date reflect the past performance of Prime
   Fund -- Pacific Horizon Shares. Prime Fund -- X Shareholders are subject to a Shareholder Service Fee of 0.25% and a Rule 12b-1 Fee of 0.30%. Prime
   Fund -- Pacific Horizon Shareholders are subject to a 0.32% Special Management Services Fee. Performance data for Prime Fund -- X Shares prior to July 22, 1996 has not been adjusted to reflect the higher expenses of the X Shares. If performance data prior to July 22, 1996 had been adjusted to reflect X Share expenses, performance would have been lower.

** This example does not include the deduction at redemption of any contingent deferred sales charges for Pacific Horizon Shares of the Prime Fund acquired through exchange of B Shares of the Time Horizon Funds.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                  X       PACIFIC HORIZON
                                                              SHARES(1)       SHARES
                                                              ---------   ---------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................    None           None
Maximum sales charge imposed on reinvested dividends........    None           None
Maximum deferred sales charge...............................    None           None
Redemption fees(2)..........................................    None           None
Exchange fees...............................................    None           None

                                                                  X       PACIFIC HORIZON
                                                              SHARES(1)       SHARES
                                                              ---------   ---------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................     .20%           .20%
Rule 12b-1 fees(4)..........................................     .30%             0%
Shareholder services fees...................................     .25%             0%
Special management services fees............................       0%           .32%
All other expenses..........................................     .03%           .04%
                                                                ----           ----
Total annual Fund operating expenses(5).....................     .78%           .56%
                                                                ====           ====

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets. Due to established breakpoints, management fees decrease as the Fund's assets increase. AS OF FEBRUARY 28, 1998, THE EFFECTIVE ADVISORY FEE WAS .09%, THE EFFECTIVE ADMINISTRATION FEE WAS .10% AND THE EFFECTIVE MANAGEMENT FEE WAS .19% OF THE FUND'S AVERAGE NET ASSETS.

(4) Because of the Rule 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(5) AS OF FEBRUARY 28, 1998, THE EFFECTIVE TOTAL OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WERE .77% FOR X SHARES AND .55% FOR PACIFIC HORIZON SHARES. The amount of current total operating expenses may increase without shareholder approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
PRIME FUND
X Shares...................................................   $80       $249       $433        $966
Pacific Horizon Shares*....................................   $57       $179       $313        $701

---------------

* This example does not include the deduction at redemption of any contingent deferred sales charges for Pacific Horizon Shares of the Prime Fund acquired through exchange of B Shares of the Time Horizon Funds.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                           PACIFIC HORIZON PRIME FUND
                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED     PERIOD ENDED
                                                              FEBRUARY 28,    FEBRUARY 28,
                                                                  1998          1997(a)
                                                              ------------    ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00        $   1.00
                                                                --------        --------
Income from Investment Operations:
  Net investment income.....................................      0.0491          0.0282
  Net realized gains/(losses) on investment transactions....          --              --
                                                                --------        --------
Total income from investment operations.....................      0.0491          0.0282
Less dividends to shareholders from net investment income...     (0.0491)        (0.0281)
                                                                --------        --------
Net change in net asset value per share.....................          --          0.0001
                                                                --------        --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00        $   1.00
                                                                ========        ========
Total return................................................        5.03%           2.84%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $    869        $    204
  Ratio of expenses to average net assets...................        0.77%           0.78%(c)
  Ratio of net investment income to average net assets......        4.92%           4.73%(c)
  Ratio of expenses to average net assets*..................          (b)             (b)
  Ratio of net investment income to average net assets*.....          (b)             (b)

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

                           PACIFIC HORIZON PRIME FUND
                              FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED
                                          --------------------------------------------------------------------------------
                                          FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                              1998             1997             1996             1995             1994
                                          ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR..................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                            --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income.................      0.0515           0.0492           0.0539           0.0424           0.0287
  Net realized gains/(losses) on
     investment transactions............          --               --           0.0004          (0.0227)         (0.0016)
                                            --------         --------         --------         --------         --------
Total income from investment
  operations............................      0.0515           0.0492           0.0543           0.0197           0.0271
Less dividends to shareholders from net
  investment income.....................     (0.0515)         (0.0490)         (0.0539)         (0.0422)         (0.0287)
Increase due to voluntary capital
  contribution from Investment
  Adviser...............................          --               --               --           0.0233               --
                                            --------         --------         --------         --------         --------
Net change in net asset value per
  share.................................          --           0.0002           0.0004           0.0008          (0.0016)
                                            --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF YEAR..    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                            ========         ========         ========         ========         ========
Total return............................        5.27%            5.01%            5.53%            4.30%+           2.91%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).........................    $  2,452         $  2,292         $  2,200         $  1,129         $  1,216
  Ratio of expenses to average net
     assets.............................        0.55%            0.55%            0.55%            0.51%            0.52%
  Ratio of net investment income to
     average net assets.................        5.15%            4.92%            5.37%            4.19%            2.86%
  Ratio of expenses to average net
     assets*............................          (b)              (b)            0.56%            0.56%            0.53%
  Ratio of net investment income to
     average net assets*................          (b)              (b)            5.36%            4.14%            2.85%

---------------

  + Total return includes the effect of the voluntary capital contribution from the Investment Adviser. Without this capital contribution, the total return would have been lower.
  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.

                                 TREASURY FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Pacific Horizon Shares: PHGXX
X Shares: not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests solely in direct obligations of the U.S. Treasury, including:

- U.S. Treasury bills, notes and bonds

- repurchase agreements backed by U.S. Treasury bills, notes and bonds

All of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and generally does not invest in securities with maturities of more than 13 months.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other banks, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance

  Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Pacific Horizon Shares of the Fund for the last 10 calendar years. Past performance is not necessarily an indicator of how the Fund will perform in the future.

1988                                                 7.01%
1989                                                 8.71%
1990                                                 7.77%
1991                                                 5.67%
1992                                                 3.38%
1993                                                 2.65%
1994                                                 3.70%
1995                                                 5.44%
1996                                                 4.91%
1997                                                 5.03%

The total return for Pacific Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.27%. Over the past 10 calendar years, the highest quarter total return for Pacific Horizon Shares of the Fund was 2.23% (quarter ended June 30, 1989). Over the past 10 calendar years, the lowest quarter total return for Pacific Horizon Shares of the Fund was 0.64% (quarter ended June 30,
1993).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past 1, 5 and 10 calendar years compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper U.S. Treasury Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              -----------------------------
                                                              1 YEAR    5 YEARS    10 YEARS
                       TREASURY FUND                          ------    -------    --------
Salomon Brothers 3-Month T-Bill Index.......................  5.25%      4.70%      5.61%
Lipper U.S. Treasury Money Market Funds Average.............  4.80%      4.19%      5.23%
X Shares*...................................................  4.79%      4.28%      5.38%
Pacific Horizon Shares......................................  5.03%      4.34%      5.41%

---------------

* Treasury Fund -- X Shares commenced operations on July 22, 1996. The performance results shown prior to that date reflect the past performance of Treasury Fund -- Pacific Horizon Shares. Treasury Fund -- X Shareholders are subject to a Shareholder Service Fee of 0.25% and a 12b-1 Fee of 0.30%. Treasury Fund -- Pacific Horizon Shareholders are subject to a Special Management Services Fee of 0.32%. Performance data for the Treasury Fund -- X Shares prior to July 22, 1996 has not been adjusted to reflect the higher expenses of the X Shares. If performance data prior to July 22, 1996 had been adjusted to reflect X Share expenses, performance would have been lower.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                    X        PACIFIC HORIZON
                                                                SHARES(1)       SHARES(1)
                                                                ---------    ---------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................      None            None
Maximum sales charge imposed on reinvested dividends........      None            None
Maximum deferred sales charge...............................      None            None
Redemption fees(2)..........................................      None            None
Exchange fees...............................................      None            None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................       .20%            .20%
Rule 12b-1 fees(4)..........................................       .30%              0%
Shareholder services fees...................................       .25%              0%
Special management services fees............................         0%            .32%
All other expenses..........................................       .03%            .05%
                                                                ------       ---------
Total annual Fund operating expenses........................       .78%            .57%
                                                                ======       =========

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

(4) Because of the Rule 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
X Shares...................................................   $80       $249       $433        $966
Pacific Horizon Shares.....................................   $58       $183       $318        $714

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                         PACIFIC HORIZON TREASURY FUND
                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    PERIOD ENDED
                                                              FEBRUARY 28,   FEBRUARY 28,
                                                                  1998         1997(a)
                                                              ------------   ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00       $   1.00
                                                                --------       --------
Income from Investment Operations:
  Net investment income.....................................      0.0472         0.0271
                                                                --------       --------
Total income from investment operations.....................      0.0472         0.0271
Less dividends to shareholders from net investment income...     (0.0472)       (0.0271)
                                                                --------       --------
Net change in net asset value per share.....................          --             --
                                                                --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00       $   1.00
                                                                ========       ========
Total return................................................        4.83%          2.74%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $    183       $      6
  Ratio of expenses to average net assets...................        0.78%          0.81%(d)
  Ratio of net investment income to average net assets......        4.73%          4.58%(d)
  Ratio of expenses to average net assets*..................     (b)(c)        (b)(c)
  Ratio of net investment income to average net assets*.....    (b)(c)          (b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

                         PACIFIC HORIZON TREASURY FUND
                              FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED
                                          --------------------------------------------------------------------------------
                                          FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                              1998             1997             1996             1995             1994
                                          ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR..................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                            --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income.................      0.0497           0.0477           0.0527           0.0405           0.0262
  Net realized gains/(losses) on
     investment transactions............     (0.0002)              --           0.0011           0.0001          (0.0002)
                                            --------         --------         --------         --------         --------
Total income from investment
  operations............................      0.0495           0.0477           0.0538           0.0406           0.0260
Less dividends to shareholders from net
  investment income.....................     (0.0495)         (0.0477)         (0.0527)         (0.0405)         (0.0262)
                                            --------         --------         --------         --------         --------
Net change in net asset value per
  share.................................          --               --           0.0011           0.0001          (0.0002)
                                            --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR..................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                            ========         ========         ========         ========         ========
Total return............................        5.07%            4.87%            5.40%            4.13%            2.65%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions).........................    $    336         $    411         $  1,091         $  1,132         $  1,577
  Ratio of expenses to average net
     assets.............................        0.57%            0.57%            0.57%            0.55%            0.55%
  Ratio of net investment income to
     average net assets.................        4.96%            4.76%            5.24%            3.99%            2.62%
  Ratio of expenses to average net
     assets*............................     (a)(b)                (b)            0.58%              (a)              (a)
  Ratio of net investment income to
     average net assets*................    (a)(b)                  (b)           5.23%              (a)              (a)

---------------

* During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                                GOVERNMENT FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbol:
Pacific Horizon Shares: PGHXX

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in short-term debt obligations issued or guaranteed (as to principal and interest) by the U.S. Government, its agencies, instrumentalities, or sponsored entities (and in repurchase agreements relating to such obligations) including those obligations backed by the:

- full faith and credit of the United States

- right of the issuer to borrow from the U.S. Treasury

- discretionary authority of the U.S. Government to purchase the agency's obligations

- credit of the agency or instrumentality issuing the obligation

All of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Pacific Horizon Shares of the Fund for the last 5 calendar years since inception (March 1, 1993). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1993*                                                2.45%
1994                                                 3.84%
1995                                                 5.47%
1996                                                 4.93%
1997                                                 5.08%

*Represents period from March 31, 1993 to December 31, 1993.

The total return for Pacific Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.28%. Since inception (March 1, 1993), the highest calendar quarter total return for Pacific Horizon Shares of the Fund was 1.40% (quarter ended June 30, 1995). Since inception (March 1, 1993), the lowest calendar quarter total return for Pacific Horizon Shares of the Fund was 0.71% (quarter ended December 31, 1993).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past calendar year, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper U.S. Government Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              ----------------------------
                                                               1 YEAR     SINCE INCEPTION
                      GOVERNMENT FUND                         --------    ----------------
Salomon Brothers 3-Month T-Bill Index.......................    5.25%     Not applicable
Lipper U.S. Government Money Market Funds Average...........    4.90%     Not applicable
Pacific Horizon Shares*.....................................    5.08%          4.49%

---------------

* Government Fund -- Pacific Horizon Shares commenced operations on March 1,
  1993.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                              PACIFIC HORIZON
                                                                 SHARES(1)
                                                              ---------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................       None
Maximum sales charge imposed on reinvested dividends........       None
Maximum deferred sales charge...............................       None
Redemption fees(2)..........................................       None
Exchange fees...............................................       None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)(4).......................................        .20%
Special management services fees............................        .32%
All other expenses..........................................        .12%
                                                                   ----
Total annual Fund operating expenses(3).....................        .64%
                                                                   ====

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

(4) The adviser has agreed to waive a portion of the management fee. AS OF FEBRUARY 28, 1998, THE EFFECTIVE MANAGEMENT FEE AND TOTAL OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WERE .15% AND .60%, RESPECTIVELY, FOR THE PACIFIC HORIZON SHARES, AFTER TAKING INTO CONSIDERATION ANY FEE WAIVERS AND EXPENSE REIMBURSEMENTS. The management fee limitation may be terminated at any time at the option of the investment adviser. If this were to occur, the amount of the current management fee and total operating expenses may increase without shareholder approval up to the maximum total operating expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Pacific Horizon Shares.....................................   $65       $205       $357        $798

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                        PACIFIC HORIZON GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED
                                         ------------------------------------------------------------------------
                                         FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                             1998           1997           1996           1995           1994
                                         ------------   ------------   ------------   ------------   ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR.................................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                           --------       --------       --------       --------       --------
Income from Investment Operations:
  Net investment income................      0.0503         0.0481         0.0530         0.0421         0.0288
  Net realized gains/(losses) on
     investment transactions...........     (0.0002)            --        (0.0004)**     (0.0091)       (0.0006)
                                           --------       --------       --------       --------       --------
Total income from investment
  operations...........................      0.0501         0.0481         0.0526         0.0330         0.0282
Less dividends to shareholders from net
  investment income....................     (0.0501)       (0.0480)       (0.0524)       (0.0420)       (0.0288)
Increase due to voluntary capital
  contribution from Investment
  Adviser..............................          --             --             --         0.0085             --
                                           --------       --------       --------       --------       --------
Net change in net asset value per
  share................................          --         0.0001         0.0002        (0.0005)       (0.0006)
                                           --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
  YEAR.................................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                           ========       ========       ========       ========       ========
Total return...........................        5.13%          4.91%          5.37%          4.28%+         2.92%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions)........................    $    162       $    192       $    261       $    355       $    154
  Ratio of expenses to average net
     assets............................        0.60%          0.55%          0.56%          0.50%          0.60%
  Ratio of net investment income to
     average net assets................        4.99%          4.82%          5.34%          4.27%          2.88%
  Ratio of expenses to average net
     assets*...........................        0.64%          0.61%(a)       0.63%          0.58%          0.60%
  Ratio of net investment income to
     average net assets*...............        4.95%          4.76%(a)       5.27%          4.19%          2.88%

---------------

* During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
(a)  Fees paid by third parties had no effect on the ratios.
+ Total return includes the effect of the voluntary capital contribution from the Investment Adviser. Without this capital contribution, the total return would have been lower.

                               TREASURY ONLY FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbol:
Pacific Horizon Shares: PTPXX

INVESTMENT OBJECTIVE

The Fund seeks current income, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests solely in obligations of the U.S. Treasury. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government, and include:

- U.S. Treasury bills, notes and bonds

All of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Pacific Horizon Shares of the Fund for the last 5 calendar years since inception (March 1, 1993). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1993*                                                2.14%
1994                                                 3.53%
1995                                                 5.10%
1996                                                 4.71%
1997                                                 4.79%

*Represents period from March 1, 1993 to December 31, 1993.

The total return for Pacific Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 1.20%. Since inception (March 1, 1993), the highest calendar quarter total return for Pacific Horizon Shares of the Fund was 1.29% (quarter ended March 31, 1995). Since inception (March 1, 1993), the lowest calendar quarter total return for Pacific Horizon Shares of the Fund was 0.64% (quarter ended September 30, 1993).

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

The table below shows how the Fund's average annual returns for the past calendar year, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper U.S. Treasury Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              ----------------------------
                                                               1 YEAR     SINCE INCEPTION
                     TREASURY ONLY FUND                       --------    ----------------
Salomon Brothers 3-Month T-Bill Index.......................   5.25%      Not applicable
Lipper U.S. Treasury Money Market Funds Average.............   4.80%      Not applicable
Pacific Horizon Shares*.....................................   4.79%           4.18%

---------------

* Treasury Only Fund -- Pacific Horizon Shares commenced operations on March 1, 1993.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                PACIFIC HORIZON
                                                                   SHARES(1)
                                                                ---------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................         None
Maximum sales charge imposed on reinvested dividends........         None
Maximum deferred sales charge...............................         None
Redemption fees(2)..........................................         None
Exchange fees...............................................         None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................          .20%
Special management fees.....................................          .32%
All other expenses..........................................          .09%
                                                                     ----
Total annual Fund operating expenses........................          .61%
                                                                     ====

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These changes are not included in this table.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your cost would be.

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    TREASURY ONLY FUND                       ------    -------    -------    --------
Pacific Horizon Shares.....................................   $62       $195       $340        $762

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                       PACIFIC HORIZON TREASURY ONLY FUND
                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED
                                         --------------------------------------------------------------------------------
                                         FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                             1998             1997             1996             1995             1994
                                         ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR.................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                           --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income................      0.0472           0.0458           0.0495           0.0384           0.0254
  Net realized gains/(losses) on
     investment transactions...........          --           0.0001           0.0003          (0.0002)         (0.0002)
                                           --------         --------         --------         --------         --------
Total income from investment
  operations...........................      0.0472           0.0459           0.0498           0.0382           0.0252
Less dividends to shareholders from net
  investment income....................     (0.0472)         (0.0458)         (0.0495)         (0.0384)         (0.0254)
                                           --------         --------         --------         --------         --------
Net change in net asset value per
  share................................          --           0.0001           0.0003          (0.0002)         (0.0002)
                                           --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
  YEAR.................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                           ========         ========         ========         ========         ========
Total return...........................        4.83%            4.68%            5.06%            3.90%            2.57%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
     (millions)........................    $    229         $    225         $    274         $     90         $     72
  Ratio of expenses to average net
     assets............................        0.61%            0.60%            0.63%            0.62%            0.56%
  Ratio of net investment income to
     average net assets................        4.73%            4.59%            4.94%            3.90%            2.54%
  Ratio of expenses to average net
     assets*...........................     (a)(b)                (b)              (a)            0.63%            0.72%
  Ratio of net investment income to
     average net assets*...............    (a)(b)                  (b)             (a)            3.89%            2.38%

---------------

* During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                          ADDITIONAL INVESTMENT RISKS

The following is a general list of the types of risks that may apply to a given Fund. Additional information about a Fund's investments is available in the Statement of Additional Information.

CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK: Associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them for.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, serves as the Funds' investment adviser and is responsible for all purchases and sales of the Funds' portfolio securities. Bank of America is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states, as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representative offices in 37 foreign countries. Bank of America is the successor by merger to Security Pacific National Bank, which previously served as investment adviser to Pacific Horizon Funds, Inc. since it commenced operations in 1984. Bank of America and its affiliates have over $77 billion in assets under management, including $22 billion in mutual fund assets. On April 13, 1998, BankAmerica Corporation and NationsBank Corporation announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by October 1, 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

For the fiscal year ended February 28, 1998, Bank of America received the following fees, as a percentage of each Fund's average net assets:

Prime Fund .09%, Government Fund .05%, Treasury Fund .10% and Treasury Only Fund
 .10%.

The chart on the next page shows the Funds' other service providers and includes their addresses and principal activities.

                            [Shareholder Flow Chart]

                            SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

To help each Fund maintain its $1 constant share price, portfolio securities are valued at cost, and any discount or premium created by market movements is amortized to maturity. The net asset value (NAV) per share class for each Fund for purposes of pricing purchase and redemption orders is determined independently of that for other Pacific Horizon Funds.

The Transfer Agent makes purchases or redemptions at the NAV per share next determined after receipt of the purchase or sell order. NAVs for each share class are calculated each Business Day (each day that both the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank are open for business) at the close of regular trading on the Exchange and at the following times:

                      FUND                                CALCULATION TIME
                      ----                          -----------------------------
Prime and Treasury                                  As of 5:00 p.m. Eastern time
Government                                          As of 2:30 p.m. Eastern time
Treasury Only                                       As of 11:30 a.m. Eastern time

Fund shares will not be priced on those days the Funds are closed as follows:

     Independence Day (observed) -- Friday, July 3, 1998
     Labor Day -- Monday, September 7, 1998
     Columbus Day -- Monday, October 12, 1998
     Veterans Day -- Wednesday, November 11, 1998
     Thanksgiving Day -- Thursday, November 26, 1998
     Christmas Day -- Friday, December 25, 1998
     New Year's Day -- Friday, January 1, 1999
     Martin Luther King, Jr. Day -- Monday, January 18, 1999
     President's Day -- Monday, February 15, 1999
     Good Friday -- Friday, April 2, 1999
     Memorial Day (observed) -- Monday, May 31, 1999

PURCHASE OF FUND SHARES

Fund shares can only be purchased on a Business Day through the means described below. Customers of Service Organizations (brokers, financial institutions or other industry professionals who maintain accounts on behalf of shareholders and provide additional services to their clients) should refer to their Service Organization for the terms and conditions under which Fund shares can be purchased, including minimum initial and subsequent purchase limits, minimum average balance requirements and deadlines for purchases. Service Organizations may be authorized to accept on Pacific Horizon Funds, Inc.'s behalf orders placed by or on behalf of their customers. Under those circumstances, a Fund will be deemed to have received an order when it is accepted by a Service Organization on a Business Day. The order will be priced at a Fund's net asset value per share next determined after such acceptance. Service Organizations will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Customers should contact their Service Organizations to learn whether they are authorized to accept orders for Pacific Horizon Funds, Inc.

Each share class described below represents a different level of service available to a select group of clients. Fees paid by the Fund for each share class vary according to the level of service provided.

X SHARES: X Shares of the Prime and Treasury Funds are offered to customers of selected Service Organizations who purchase such shares through cash management services and have executed the appropriate account documentation. On any Business Day that deposits and credits exceed withdrawals and charges in your transaction account, it is the responsibility of the Service Organization to transmit a purchase order on your behalf to the transfer agent and deliver required funds on a timely basis.

PACIFIC HORIZON SHARES: Pacific Horizon Shares of the Prime, Treasury, Government and Treasury Only Funds are offered to customers of Bank of America through their qualified trust and agency accounts, to customers of Service Organizations and directly to individual investors.

The table below addresses the Funds' requirements for individual investors investing directly in PACIFIC HORIZON SHARES:

                                       OPENING AN ACCOUNT          ADDING TO AN EXISTING ACCOUNT
                                       ------------------          -----------------------------
Minimum Investment:              $500                             $50 ($500 for TeleTrade
                                                                  purchases.)
By Mail:                         Complete and sign an Account     Make your check payable to the
                                 Application and mail along with  appropriate Pacific Horizon
                                 your check payable to the        Fund and mail to:
                                 appropriate Pacific Horizon      PACIFIC HORIZON FUNDS, INC.,
                                 Fund to the address on the       P.O. BOX 8984, WILMINGTON, DE
                                 Account Application.             19899-8984
By Other than Mail:              Deliver in person to:            Deliver in person to:
                                 PACIFIC HORIZON FUNDS, INC.,     PACIFIC HORIZON FUNDS, INC.,
                                 C/O PFPC INC., 400 BELLEVUE      C/O PFPC INC., 400 BELLEVUE
                                 PARKWAY, SUITE 108,              PARKWAY, SUITE 108,
                                 WILMINGTON, DE 19809             WILMINGTON, DE 19809
By Wire:                         Not permitted.                   Call the Transfer Agent at
                                                                  1-800-346-2087 for
                                                                  instructions. Request your bank
                                                                  to transmit Federal funds for
                                                                  the purchase of the appropriate
                                                                  Pacific Horizon Fund shares in
                                                                  your name. Ensure your account
                                                                  number is included.
With TeleTrade:                  Not permitted.                   Allows you to purchase shares
                                                                  (minimum of $500 and maximum of
                                                                  $50,000 per transaction)
                                                                  without charge by telephone.
                                                                  Appropriate information
                                                                  concerning your bank must be on
                                                                  file with the Transfer Agent
                                                                  before the TeleTrade privilege
                                                                  may be used. Your bank must be
                                                                  a domestic financial
                                                                  institution, which is an
                                                                  Automated Clearing House
                                                                  member. Call the Transfer Agent
                                                                  at 1-800-346-2087 to effect a
                                                                  TeleTrade.

NOTES SPECIFIC TO THE PURCHASE OF PACIFIC HORIZON SHARES:

- A Fund may, in its discretion, reject any order for shares.

- The Funds will not accept third party checks.

- Purchases will not be effected until payments made in other than Federal funds are converted to Federal funds.

REDEMPTION OF FUND SHARES

Fund shares can only be redeemed on a Business Day through the means described below. Customers of Service Organizations should refer to their Service Organization for the terms and conditions under which Fund shares can be redeemed, including the deadlines for redemptions.

X SHARES: On any Business Day that withdrawals and charges in your transaction account exceed deposits and credits, it is the responsibility of the Service Organization to transmit a redemption order on your behalf to the Transfer Agent and to credit your account with the proceeds on a timely basis.

PACIFIC HORIZON SHARES: Investors whose Pacific Horizon Shares are purchased through accounts at Bank of America or a Service Organization may redeem all or part of such shares in accordance with the instructions pertaining to such accounts. If such investors are also the shareholders of record of those accounts on the books of the Transfer Agent, they may redeem shares in accordance with the procedure described in the table below under "By Mail." It is the responsibility of Bank of America or the Service Organization to transmit a redemption order on your behalf to the Transfer Agent and to credit your account with the proceeds on a timely basis.

The table below addresses the redemption procedures for individual investors effecting redemptions of PACIFIC HORIZON SHARES directly with the Transfer
Agent:

By Mail:                                          Mail a written request to the appropriate
                                                  Pacific Horizon Fund and mail to: PACIFIC
                                                  HORIZON FUNDS, INC., P.O. BOX 8968,
                                                  WILMINGTON, DE 19899-8968
By Other than Mail:                               Deliver in person to: PACIFIC HORIZON FUNDS,
                                                  INC. C/O PFPC INC., 400 BELLEVUE PARKWAY,
                                                  SUITE 108, WILMINGTON, DE 19809
By Wire:                                          Ensure the Transfer Agent has appropriate
                                                  information on file concerning your bank
                                                  account. Write or send a telegraph to the
                                                  address specified in the box above or call
                                                  1-800-346-2087 to effect a redemption.
                                                  Proceeds will be wired in Federal funds to
                                                  your commercial bank. Redemption amounts must
                                                  be at least $1,000 and may be subject to
                                                  limits as to frequency and overall amount.

With TeleTrade:                                   Entitles you to redeem shares (minimum of $500
                                                  and maximum of $50,000 per transaction)
                                                  without charge by telephone. You may receive
                                                  the proceeds by wire or check. Appropriate
                                                  information concerning your bank must be on
                                                  file with the Transfer Agent before proceeds
                                                  can be wired. Your bank must be a domestic
                                                  financial institution, which is an Automated
                                                  Clearing House member. Call the Transfer Agent
                                                  at 1-800-346-2087 to effect a TeleTrade.
By Check Redemption ("Check"):                    To use this means of redemption, you must
                                                  request Redemption Checks drawn on the fund.
                                                  Checks will only be sent to the registered
                                                  owner(s) and only to the address of record.
                                                  Checks may be made payable to the order of any
                                                  person in the amount of $500 or more.
                                                  Dividends are earned until the Check clears
                                                  the Transfer Agent, at which time a sufficient
                                                  number of shares will be redeemed to cover the
                                                  Check. There is no charge for using the
                                                  Checks.

NOTES SPECIFIC TO THE REDEMPTION OF PACIFIC HORIZON SHARES:

- Pacific Horizon Shares of the Prime Fund acquired through exchange of B Shares of the Time Horizon Funds are subject to a contingent deferred sales charge ("CDSC") upon redemption. For purposes of computing the CDSC, the length of time of ownership will be measured from the date of the original purchase of B Shares and will not include any period of ownership of the Pacific Horizon Shares of the Prime Fund.

- Certificates, which previously had been issued, may not be redeemed unless the certificates have been submitted to the Transfer Agent and endorsed for Transfer. Certificates are not eligible for wire, TeleTrade or Check redemption.

- Regular redemption requests must be signed by each shareholder, including each joint owner on joint accounts.

- Signature Guarantees: A redemption request for 1) in excess of $50,000 per Day, 2) any amount if the proceeds are to be sent elsewhere than to the address of record, and 3) an amount of $50,000 or less if the address of record has not been on file with the Transfer Agent for a period of 60 days, must be accompanied by a signature guarantee. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

- Wire redemption procedures may be terminated or modified at any time.

- If the shares to be redeemed have been purchased by check or TeleTrade, the Fund will, upon clearance of the purchase check or TeleTrade payment, mail the redemption proceeds.

The schedule below addresses the Funds' deadlines for all share classes (unless otherwise indicated) for receipt of redemption orders by the Transfer Agent:

                                                          DEADLINE FOR RECEIPT OF A
                         FUND                                REDEMPTION ORDER BY
 (INCLUDES ALL SHARE CLASSES UNLESS OTHERWISE NOTED.)          TRANSFER AGENT
 ----------------------------------------------------     -------------------------
Prime or Treasury (Horizon Shares)                        5:00 p.m. Eastern time
Prime or Treasury (All Other Share Classes)               2:30 p.m. Eastern time
Government                                                2:30 p.m. Eastern time
Treasury Only                                             11:30 a.m. Eastern time

NOTES SPECIFIC TO THE REDEMPTION OF ALL SHARE CLASSES:

- The Funds impose no charge when shares are redeemed.

- Each Fund reserves the right to redeem shares in any account at their NAV if the value of the account is less than $500 as a result of the redemption. A shareholder having such an account will first be notified in writing that their account has a value of less than $500 and will be allowed 60 days to make additional investments to bring the value of the account to $500.

- A Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its share) for such periods as are permitted under the Investment Company Act of 1940.

- In attempting to confirm telephone instructions are genuine, the Fund will use reasonable procedures to confirm the identity of the caller. Neither Pacific Horizon Funds, Inc. nor any of its service providers will be liable for any loss or expense for acting upon telephone instructions that are reasonably believed to be genuine.

- A Fund may redeem shares involuntarily under certain special circumstances as described in the SAI.

ADDITIONAL SHAREHOLDER SERVICES

The services and privileges described under this heading are available only to holders of the Funds' Pacific Horizon Shares and are not available to persons who invest directly in X Shares of any of the Funds. Customers of Service Organizations investing in Pacific Horizon Shares should refer to their Service Organization to determine availability of these services to them and/or other conditions relative to these services, which may be imposed on them by their Service Organization.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAs"): Regular IRAs, Roth IRAs, IRAs under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA Rollover Accounts ("Rollover Accounts") are available to holders of Pacific Horizon Shares. The minimum for SEP-IRAs with more than one participant is $2,500, with no minimum on subsequent purchases. The minimum initial investment for regular IRAs, Roth IRAs and SEP-IRAs with only one participant is normally $500, with no minimum on subsequent purchases. Individuals who open either kind of IRA may also open a similar non-working spousal IRA with a minimum investment of $250. For details call 1-800-346-2087.

EXCHANGE PRIVILEGES: The Exchange Privilege enables an investor to exchange Pacific Horizon Shares of a Fund for like shares in another Pacific Horizon Fund or like shares of the Time Horizon Funds, provided that (i) Pacific Horizon Shares of the Prime Fund acquired through an exchange of B Shares of a Time Horizon Fund may only be exchanged back to B Shares of a Time Horizon Fund, and

(ii) such other shares may legally be sold in the state of the investor's residence. The shares that are exchanged must have a current value of at least $500 and in establishing a new account through use of this feature, the shares being exchanged must have a value at least equal to the minimum initial investment required by the particular Fund into which the exchange is being made. Should you desire to use the Exchange Privilege you should read the SAI and consult your Service Organization or the Distributor for further information including Pacific Horizon Funds and Time Horizon Funds Prospectuses. Read the prospectuses carefully before making any exchanges. You may telephone exchange instructions by calling the Transfer Agent at 1-800-346-2087. Pacific Horizon Fund, Inc. reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time.

NOTES SPECIFIC TO THE EXCHANGE PRIVILEGE:

- B Shares of Time Horizon Funds offered with a CDSC may be exchanged for Pacific Horizon Shares of the Prime Fund. Such exchange-acquired shares however, will be subject to a CDSC upon redemption in accordance with the prospectus for the particular B Shares exchanged. For purposes of computing the CDSC, the length of time of ownership will be measured from the date of the original purchase of B shares and will not include any period of ownership of the Prime Fund.

- In attempting to confirm telephone instructions are genuine, the Fund will use reasonable procedures to confirm the identity of the caller.

AUTOMATIC INVESTMENT PROGRAM ("AIP"): The AIP permits you to purchase Pacific Horizon Shares (minimum $50 per transaction) at regular intervals you select. Shares are purchased by debiting an account for a specific amount, provided your financial institution (an Automated Clearing House member) allows automatic withdrawals subject to authorization. The shares will be purchased either once a month (on either the first or fifteenth day) or twice a month (on both days). An AIP can be established with proper completion of an Account Application or subsequently by mail with the Transfer Agent. You may cancel the AIP or change the amount of purchase by mailing written notification to the Transfer Agent at PACIFIC HORIZON FUNDS, INC., P.O. BOX 8968, WILMINGTON, DE 19899-8968.

DIRECT DEPOSIT PROGRAM ("DIP"): If you receive a Federal salary, social security, or certain veteran's military or other payments from the Federal government, you are eligible for the DIP. With this program, you may purchase Pacific Horizon Shares (minimum $50 and maximum $50,000 per transaction) by having all or a portion of these payment automatically deposited into your fund account. For instructions on how to enroll in a DIP, call the Transfer Agent at 1-800-346-2087.

AUTOMATIC WITHDRAWAL PLAN ("AWP"): Investors having a $5,000 minimum account balance may request withdrawals in multiples of $50 on a monthly, quarterly, semi-annual or annual basis. All AWP withdrawals will be made on either the first or fifteenth day (at your option) of the appropriate month(s). An AWP can be established with proper completion of an Account Application or subsequently by mail with the Transfer Agent at Pacific Horizon Funds, Inc., P.O. Box 8968, Wilmington, DE 19899-8968.

NOTES SPECIFIC TO THE AWP:

- Use of an AWP may be disadvantageous for holders of Pacific Horizon Shares of the Prime Fund acquired through exchange of Time Horizon Fund B Shares due to the potential need to pay a CDSC.

REINSTATEMENT PRIVILEGES: You may invest all or any portion of your redemption proceeds received from the redemption of Pacific Horizon Shares of the Prime Fund, which were acquired through exchange of B Shares of the Time Horizon Funds, within 90 days of the redemption trade date. Such reinvestment must be made in B Shares of an investment portfolio of the Time Horizon Funds. Upon such a reinvestment, the Distributor will credit to your account any contingent deferred sales charge imposed on any redeemed shares. Shares reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form. If you wish to use this privilege, you must submit a written request to the Transfer Agent stating that you are eligible to use the privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this privilege.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund. Generally, each Fund's net income is declared daily as a dividend. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed not more than twice a year after reduction for any available capital loss carry-forward.

Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the NAV of such shares on the payment date. However, holders of the Funds' Pacific Horizon Shares may elect to receive dividends in cash. This election or revocation must be made in writing to the Transfer Agent and becomes effective upon receipt of your instructions by the Transfer Agent.

NOTES SPECIFIC TO DIVIDENDS AND DISTRIBUTIONS FOR THE PACIFIC HORIZON SHARES:

- If you elect to receive distributions in cash, and if your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

- Reinvestment dividends receive the same tax treatment as dividends paid in cash.

TAXES

As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has done in the past and intends to do in the future, it pays no Federal income tax on the earnings it distributes to shareholders.

TAXABLE FUNDS: Dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. It is anticipated that substantially all of the dividends from the Funds will be taxable as ordinary income and not capital gains.

Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

NOTES SPECIFIC TO ALL FUNDS REGARDING FEDERAL TAXES:

- Taxable dividends paid in January may be taxable as if they had been paid the previous December.

- The Form 1099 that is mailed to you in January details your dividends and their Federal tax category, although you should verify your tax liability with your tax professional.

STATE AND LOCAL TAXES: Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the Federal income tax law. Exempt-interest dividends generally will be exempt from state and local taxes as well. However, dividends paid by the Funds may be taxable to investors under state or local law as dividend income even through all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such taxes.

                           DISTRIBUTION ARRANGEMENTS

12b-1 AND SERVICE FEE PLANS

Pacific Horizon Funds offer share classes other than those described in this prospectus. The major distinctions among the share classes are the fee plans related to each share class. Pacific Horizon Funds, Inc. has adopted three fee plans. Participants in any of these plans must enter into a specific agreement with Pacific Horizon Funds, Inc. pursuant to the related adopted plan. Because fees associated with the distribution and service plans are paid out of the Fund's assets on an on-going basis, over time holders of the shares discussed below may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

                              APPLIES TO
      FEE PLAN:              SHARE CLASS:              PLAN PURPOSE:                      FEES:
      ---------              ------------              -------------                      -----
Shareholder Services    Horizon Service         Paid to Shareholder Service    Each Shareholder Service
Plan                                            Organizations who provide      Organization receives a fee
                                                support services to their      of up to 0.25% (annualized)
                                                customers (the beneficial      of the average daily net
                                                owners of the Horizon          asset value of Horizon
                                                Service Shares).               Service Shares owned by
                                                                               their customers. Holders of
                                                                               a Fund's Horizon Service
                                                                               Shares bear this expense.

                              APPLIES TO
      FEE PLAN:              SHARE CLASS:              PLAN PURPOSE:                      FEES:
      ---------              ------------              -------------                      -----
Distribution and        S, Y and X              Paid to the Distributor for    Payments by an X Share Class
Services Plan                                   distribution expenses          for distribution expenses
                                                intended to result in the      and shareholder servicing
                                                sale of S, Y and X Shares of   expenses may not exceed
                                                the Prime and California       0.30% and 0.25%,
                                                Tax-Exempt Money Market        respectively, of the average
                                                Funds, X and Y Shares of the   daily net assets of a Fund's
                                                Treasury Fund and S Shares     X Shares. Holders of the X
                                                of the Tax-Exempt Money Fund   Shares bear these expenses.
                                                and for shareholder            Payments by the S and Y
                                                servicing expenses.            Share Classes for
                                                                               distribution expenses and
                                                                               shareholder servicing
                                                                               expenses may not exceed
                                                                               0.75% and 0.25%,
                                                                               respectively, of the average
                                                                               daily net assets of a Fund's
                                                                               S and Y Shares. Holders of
                                                                               the S and Y Shares bear
                                                                               these expenses.
Special Management      Pacific Horizon         Paid to Shareholder Service    Each Shareholder Service
Services Plan                                   Organizations who provide      Organization receives a fee
                                                support services to their      equal to 0.32% (annualized)
                                                customers (the beneficial      of the average daily net
                                                owners of Pacific Horizon      asset value of the Prime,
                                                Shares of the Prime,           Treasury, Government,
                                                Treasury, Government,          Treasury Only and Tax-Exempt
                                                Treasury Only, Tax-Exempt      Money Fund's Pacific Horizon
                                                Money and California Tax-      Shares and 0.35%
                                                Exempt Money Market Funds).    (annualized) of the average
                                                                               daily net asset value of the
                                                                               California Tax-Exempt Money
                                                                               Market Fund's Pacific
                                                                               Horizon Shares (.03% of
                                                                               which is being voluntarily
                                                                               waived by the Distributor)
                                                                               owned by their customers.
                                                                               Holders of these Funds'
                                                                               Pacific Horizon Service
                                                                               Shares bear this expense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          PACIFIC HORIZON FUNDS, INC.

                                   PRIME FUND

                                 TREASURY FUND

                                GOVERNMENT FUND

                               TREASURY ONLY FUND

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for a Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a fuller technical and legal description of a Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                          PACIFIC HORIZON FUNDS, INC.
                                 P.O. Box 8968
                        Wilmington, Delaware 19899-8968

                                 1-800-346-2087

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The Funds' investment company registration number is 811-04293.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-346-2087
                               Monday thru Friday
                            8:00 am to 8:00 pm (EST)

  PROSPECTUS
  JULY 1, 1998
  Investment Portfolios Offered by

  Pacific Horizon Funds, Inc.

This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Funds:

- are not bank deposits

- are not obligations of, or guaranteed or endorsed by Bank of America NT&SA or any of its affiliates

- are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

- are not guaranteed to achieve their goal(s)

- may not be able to maintain a stable $1 share price

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
 TAX-EXEMPT MONEY FUND

 - Pacific Horizon Shares

 CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

 - X Shares

 - Pacific Horizon Shares

PHF-0002

                                    OVERVIEW

GOAL OF THE MONEY MARKET FUNDS

The money market funds invest primarily in money market instruments and strive to maintain a stable $1 share price. Each Fund employs its own strategy and has its own risk/reward profile. Be sure to read all risk disclosure carefully before investing.

THE INVESTMENT ADVISER

Pacific Horizon money market funds are managed by Bank of America NT&SA ("Bank of America"), a subsidiary of BankAmerica Corporation, a registered bank holding company. For more information on the Investment Adviser see the section entitled "Management of the Funds."

                               TABLE OF CONTENTS

A FUND-BY-FUND LOOK AT GOALS,                 FUND DESCRIPTION
STRATEGIES, RISKS, EXPENSES                   OVERVIEW
AND FINANCIAL HISTORY.                  2-6   TAX-EXEMPT MONEY FUND
                                       7-13   CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                         14   ADDITIONAL INVESTMENT RISKS
DETAILS THAT APPLY TO ALL                     MANAGEMENT OF THE FUNDS
MONEY MARKET FUNDS IN THIS               14   INVESTMENT ADVISER
PROSPECTUS.                              16   SERVICE PROVIDER CHART
POLICIES AND INSTRUCTIONS FOR                 SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                 17   PRICING OF FUND SHARES
CLOSING AN ACCOUNT IN ANY OF             17   PURCHASE OF FUND SHARES
THE MONEY MARKET FUNDS.                  20   REDEMPTION OF FUND SHARES
                                         22   ADDITIONAL SHAREHOLDER SERVICES
                                         23   DIVIDENDS AND DISTRIBUTIONS
                                         23   TAXES
DETAILS ON DISTRIBUTION AND                   DISTRIBUTION ARRANGEMENTS
OTHER SHAREHOLDER SERVICE                24   12b-1 AND SERVICE FEE PLANS
PLANS.
                             SEE BACK COVER   FOR MORE INFORMATION

       DISTRIBUTOR:                              INVESTMENT ADVISER:
       Provident Distributors, Inc.              Bank of America National Trust and Savings Association
       Four Falls Corporate Center               555 California Street
       6th Floor                                 San Francisco, CA 94104
       West Conshohocken, PA 19428

                             TAX-EXEMPT MONEY FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbol:
Pacific Horizon Shares: PHPXX

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income taxes, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of federally tax-exempt short-term debt obligations issued by, or on behalf of, states, territories and possessions of the United States, including those issued by:

- the U.S. government, its agencies and instrumentalities

- municipalities, local governments, other political subdivisions and their agencies.

Under normal market conditions, all of the Fund's investments will be in the highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality). The Fund may also invest in investments in the second-highest short-term rating category (or securities issued by issuers with such ratings or unrated equivalents) for temporary defensive purposes or if the investment adviser does not feel that suitable securities in the highest short-term rating category are available. The Fund may invest in taxable obligations or hold uninvested cash reserves for temporary defensive purposes.

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities, and no more than 20% of the Fund's total assets will be invested in taxable obligations.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of

  America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America, any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- The Fund intends to minimize income earned that is subject to the federal alternative minimum tax. If a portion of income earned by the Fund is subject to this tax, you will be notified of the percentage.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Pacific Horizon Shares of the Fund for the last 5 calendar years since inception (July 9, 1993). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1993*                                                0.95%
1994                                                 2.36%
1995                                                 3.35%
1996                                                 2.95%
1997                                                 3.14%

           *Represents period from July 9, 1993 to December 31, 1993.

The total return for Pacific Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 0.78%. Since inception (July 9, 1993), the highest calendar quarter total return for Pacific Horizon Shares of the Fund was 0.87% (quarter ended September 30, 1995). Since inception (July 9, 1993), the lowest calendar quarter total return for Pacific Horizon Shares of the Fund was 0.45% (quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURN -- COMPARISON

The table below shows how the Fund's average annual returns for the past calendar year, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper Tax-Exempt Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              -----------------------------
                                                               1 YEAR      SINCE INCEPTION
                   TAX-EXEMPT MONEY FUND*                     --------    -----------------
Salomon Brothers 3-Month T-Bill Index*......................    5.25%       Not applicable
Lipper Tax-Exempt Money Market Funds Average*...............    3.08%       Not applicable
Pacific Horizon Shares**....................................    3.14%                2.84%

---------------

 * The securities underlying the Salomon Brothers 3-Month T-Bill Index are subject to federal income tax. The Tax-Exempt Money Fund and the funds in the Lipper Tax-Exempt Money Market Funds Average are not subject to federal income tax.

** Tax-Exempt Money Fund-Pacific Horizon Shares commenced operations on July 9,
   1993.

CURRENT YIELD

You may obtain the Fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                   PACIFIC HORIZON
                                                                      SHARES(1)
                                                                ----------------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................             None
Maximum sales charge imposed on reinvested dividends........             None
Maximum deferred sales charge...............................             None
Redemption fees(2)..........................................             None
Exchange fees...............................................             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................             .20%
Special management services fees............................             .32%
All other expenses..........................................             .08%
                                                                         ----
Total annual Fund operating expenses........................             .60%
                                                                         ====

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
TAX-EXEMPT MONEY FUND
Pacific Horizon Shares.....................................   $61       $192       $335        $750

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

                     PACIFIC HORIZON TAX-EXEMPT MONEY FUND
                              FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED                                   PERIOD
                                             ---------------------------------------------------------------        ENDED
                                             FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                                 1998             1997             1996             1995           1994(a)
                                             ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of
  year.....................................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                               --------         --------         --------         --------         --------
Income from Investment Operations:
  Net investment income....................      0.0310           0.0290           0.0327           0.0253           0.0124
Less dividends to shareholders from net
  investment income........................     (0.0310)         (0.0290)         (0.0327)         (0.0253)         (0.0124)
                                               --------         --------         --------         --------         --------
Net change in net asset value per share....          --               --               --               --               --
                                               --------         --------         --------         --------         --------
Net asset value per share, end of year.....    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                               ========         ========         ========         ========         ========
          Total return.....................        3.14%            2.94%            3.32%            2.56%            1.25%(d)
Ratios/Supplemental Data:
  Net assets at end of year (millions).....    $    151         $     86         $     50         $     37         $     50
  Ratio of expenses to average net
     assets................................        0.60%            0.60%            0.63%            0.60%            0.60%(c)
  Ratio of net investment income to average
     net assets............................        3.09%            2.91%            3.26%            2.47%            1.95%(c)
  Ratio of expenses to average net
     assets*...............................            (b)(e)           (b)              (b)              (b)          0.61%(c)
  Ratio of net investment income to average
     net assets*...........................            (b)(e)           (b)              (b)              (b)          1.94%(c)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 9, 1993 (inception date) to February 28,
     1994.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Annualized.
(d)  Not annualized.
(e)  Fees paid by third parties had no effect on the ratios.

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

Registrant Name: Pacific Horizon Funds, Inc.
Ticker Symbols:
Pacific Horizon Shares: CFTXX
X Shares: Not applicable

INVESTMENT OBJECTIVE

The Fund seeks current income free from federal income tax and California state personal income tax, a stable share price, and daily liquidity. The Fund is a Money Market Fund and intends to maintain a stable $1 share price. The Fund's investment objective may be changed without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities issued by or on behalf of the State of California and other governmental issuers.

All of the Fund's investments will be in either the highest or the second-highest short-term rating category or will be issued by issuers with such ratings (or, if unrated, will be of comparable quality).

The Fund maintains an average maturity of 90 days or less, and does not invest in securities with maturities of more than 13 months.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities which are exempt from California state personal income tax, and no more than 5% of the Fund's net assets will be invested in any one category of taxable securities. The Fund may invest in taxable obligations or hold uninvested cash reserves for temporary defensive purposes.

The Fund's investment decisions are made by a portfolio management team. Team members are part of the investment adviser's staff of fixed-income research and credit analysts and portfolio managers.

RISK FACTORS

- Because the Fund is a non-diversified investment portfolio, the change in value of any one security may affect the overall value of the Fund more than it would if the Fund was a diversified portfolio.

- The Fund's concentration in California issuers brings greater risk than that of a less geographically concentrated investment portfolio. Since the Fund invests heavily in California, events in California are likely to affect the Fund's investments.

- The Fund intends to minimize income earned that is subject to the federal alternative minimum tax. If a portion of income earned by the Fund is subject to this tax, you will be notified of the percentage.

- The yield paid by the Fund will vary with changes in interest rates.

- There is a risk that the Fund's share price could fall below $1, which would reduce the value of your account.

- All mutual funds are subject to management risk (the risk that a strategy used by a fund's investment adviser may fail to produce the intended result) and all securities are subject to market risk (the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably).

- An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

- An investment in the Fund is not a deposit of Bank of America or any other bank, or any of their affiliates and is not insured or guaranteed by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The chart below shows the changes in annual total returns for Pacific Horizon Shares of the Fund for the last 9 calendar years since inception (December 6, 1989). Past performance is not necessarily an indicator of how the Fund will perform in the future.

1989*                                                0.38%
1990                                                 5.20%
1991                                                 3.97%
1992                                                 2.39%
1993                                                 1.87%
1994                                                 2.30%
1995                                                 3.32%
1996                                                 2.88%
1997                                                 3.07%

       *Represents the period from December 9, 1989 to December 31, 1989.

The total return for Pacific Horizon Shares of the Fund for the fiscal quarter ended May 31, 1998 was 0.76%. Since inception (December 6, 1989), the highest calendar quarter total return for Pacific Horizon Shares of the Fund was 1.34% (quarter ended June 30, 1990). Since inception (December 6,

1989), the lowest calendar quarter total return for Pacific Horizon Shares of the Fund was 0.42% (quarter ended March 31, 1993).

AVERAGE ANNUAL TOTAL RETURN -- COMPARISON

The table below shows how the Fund's average annual returns for the past 1 and 5 calendar years, and since inception, compare with the Salomon Brothers 3-Month T-Bill Index (a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers) for the same periods, and the Lipper California Tax-Exempt Money Market Funds Average (which consists of funds with similar investment objectives). Past performance is not necessarily an indicator of future results.

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                              ------------------------------------
                   CALIFORNIA TAX-EXEMPT                      1 YEAR    5 YEARS    SINCE INCEPTION
                     MONEY MARKET FUND*                       ------    -------    ---------------
Salomon Brothers 3-Month T-Bill Index*......................   5.25%     4.70%     Not applicable
Lipper California Tax-Exempt Money Market Funds Average*....   3.00%     2.73%     Not applicable
X Shares**..................................................   2.84%     2.63%         3.11%
Pacific Horizon Shares***...................................   3.07%     2.69%         3.14%

---------------

  * The securities underlying the Salomon Brothers 3-Month T-Bill Index are subject to federal income tax. The California Tax-Exempt Money Market Fund and the funds in the Lipper California Tax-Exempt Money Market Funds Average are not subject to federal income tax.

 ** California Tax-Exempt Money Market Fund-X Shares commenced operations on
    October 2, 1996. The performance results shown prior to that date reflect the past performance of the California Tax-Exempt Money Market
    Fund -- Pacific Horizon Shares. California Tax-Exempt Money Market Fund -- X Shareholders are subject to a Shareholder Service Fee of 0.25% and a 12b-1 Fee of 0.30%. California Tax-Exempt Money Market Fund-Pacific Horizon Shares are subject to a Special Management Services Fee (after waivers) of 0.32%. Performance data prior to October 2, 1996 for the California Tax-Exempt Money Market Fund -- X Shares has not been adjusted to reflect the higher expenses of the X Shares. If the performance data prior to October 2, 1996 had been adjusted to reflect X Shares expenses, performance would have been lower.

*** California Tax-Exempt Money Market Fund-Pacific Horizon Shares commenced operations on December 6, 1989.

CURRENT YIELD

You may obtain the fund's current 7-day yield by calling 1-800-346-2087.

INVESTOR EXPENSES

Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                            PACIFIC
                                                                  X         HORIZON
                                                              SHARES(1)    SHARES(1)
                                                              ---------    ---------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases...................    None         None
Maximum sales charge imposed on reinvested dividends........    None         None
Maximum deferred sales charge...............................    None         None
Redemption fees(2)..........................................    None         None
Exchange fees...............................................    None         None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets, shown as a percentage of average net
  assets)
Management fees(3)..........................................    .20%         .20%
Rule 12b-1 fees(4)..........................................    .30%           0%
Shareholder services fees...................................    .25%           0%
Special management service fees.............................      0%         .35%(5)
All other expenses..........................................    .05%         .05%
                                                                ----         ----
Total annual Fund operating expenses........................    .80%         .60%
                                                                ====         ====

---------------

(1) A shareholder will pay separate charges for shares purchased through a Service Organization. These charges are not included in this table.

(2) A shareholder may pay a separate charge for redemption proceeds which are wired.

(3) The management fee contains an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of the Fund's average net assets.

(4) Because of the Rule 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(5) Special management service fees are being waived. This waiver may be terminated at any time. AS OF FEBRUARY 28, 1998, THE EFFECTIVE SPECIAL MANAGEMENT SERVICE FEE AND TOTAL OPERATING EXPENSES WERE .32% AND .57%, RESPECTIVELY, OF THE FUND'S AVERAGE NET ASSETS, AFTER FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

- you reinvested all dividends

- the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

- you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
X Shares...................................................   $82       $255       $444        $990
Pacific Horizon Shares.....................................   $61       $192       $335        $750

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in each table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Price Waterhouse LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request.

            PACIFIC HORIZON CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    PERIOD ENDED
                                                              FEBRUARY 28,   FEBRUARY 28,
                                                                  1998         1997(a)
                                                              ------------   ------------
X SHARES
Net asset value per share, beginning of period..............    $   1.00       $   1.00
Income from Investment Operations:
  Net investment income.....................................      0.0279         0.0107
Less dividends to shareholders from net investment income...     (0.0279)       (0.0107)
                                                                --------       --------
Net change in net asset value per share.....................          --             --
                                                                --------       --------
Net asset value per share, end of period....................    $   1.00       $   1.00
                                                                ========       ========
          Total return......................................        2.83%          1.09%(d)
Ratios/Supplemental Data:
  Net assets at end of period (millions)....................    $     31       $     29
  Ratio of expenses to average net assets...................        0.80%          0.80%(c)
  Ratio of net investment income to average net assets......        2.80%          2.66%(c)
  Ratio of expenses to average net assets*..................          (b)            (b)
  Ratio of net investment income to average net assets*.....          (b)            (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from October 2, 1996 (inception date) to February 28,
     1997.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

            PACIFIC HORIZON CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED
                                              ------------------------------------------------------------------------
                                              FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                                  1998           1997           1996           1995           1994
                                              ------------   ------------   ------------   ------------   ------------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of
  year......................................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                --------       --------       --------       --------       --------
Income from Investment Operations:
  Net investment income.....................      0.0302         0.0284         0.0324         0.0249         0.0186
  Net realized gains/(losses) on investment
     transactions...........................          --             --        (0.0001)       (0.0001)        0.0002
                                                --------       --------       --------       --------       --------
Total income from investment operations.....      0.0302         0.0284         0.0323         0.0248         0.0188
Less dividends to shareholders from net
  investment income.........................     (0.0302)       (0.0284)       (0.0324)       (0.0249)       (0.0186)
                                                --------       --------       --------       --------       --------
Net change in net asset value per share.....          --             --        (0.0001)       (0.0001)        0.0002
                                                --------       --------       --------       --------       --------
Net asset value per share, end of year......    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                ========       ========       ========       ========       ========
          Total return......................        3.06%          2.88%          3.29%          2.52%          1.88%
Ratios/Supplemental Data:
  Net assets at end of year (millions)......    $    598       $    493       $    528       $    187       $    204
  Ratio of expenses to average net assets...        0.57%          0.57%          0.62%          0.62%          0.66%
  Ratio of net investment income to average
     net assets.............................        3.01%          2.83%          3.35%          2.48%          1.86%
  Ratio of expenses to average net
     assets*................................        0.60%(b)       0.60%**        0.63%**          (a)          0.68%
  Ratio of net investment income to average
     net assets*............................        2.98%(b)       2.80%            (b)            (a)          1.84%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1997 and February 29,
     1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

                          ADDITIONAL INVESTMENT RISKS

The following is a general list of the types of risks that may apply to a given Fund. Additional information about a Fund's investments is available in the Statement of Additional Information.

CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK: Associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them for.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, serves as the Funds' investment adviser and is responsible for all purchases and sales of the Funds' portfolio securities. Bank of America is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states, as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representative offices in 37 foreign countries. Bank of America is the successor by merger to Security Pacific National Bank, which previously served as investment adviser to Pacific Horizon Funds, Inc. since it commenced operations in 1984. Bank of America and its affiliates have over $77 billion in assets under management, including $22 billion in mutual fund assets. On April 13, 1998, BankAmerica Corporation and NationsBank Corporation announced a definitive agreement to merge and form a new holding company to be named BankAmercia Corporation (the

"Merger"). The Merger is anticipated to close by October 1, 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

For the fiscal year ended February 28, 1998, Bank of America received the following fees, as a percentage of each Fund's average net assets:

California Tax-Exempt Money Market Fund .10%, Tax-Exempt Money Fund .10%.

The chart on the next page shows the Funds' other service providers and includes their addresses and principal activities.

                            [Shareholder Flow Chart]

                            SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

To help each Fund maintain its $1 constant share price, portfolio securities are valued at cost, and any discount or premium created by market movements is amortized to maturity. The net asset value (NAV) per share class for each Fund for purposes of pricing purchase and redemption orders is determined independently of that for other Pacific Horizon Funds.

The Transfer Agent makes purchases or redemptions at the NAV per share next determined after receipt of the purchase or sell order. NAVs for each share class are calculated each Business Day (each day that both the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank are open for business) at the close of regular trading on the Exchange and at the following times:

                      FUND                                CALCULATION TIME
                      ----                          -----------------------------
California Tax-Exempt Money Market                  As of 10:30 a.m. Eastern time
Tax-Exempt Money                                    As of 12:00 noon Eastern time

Fund shares will not be priced on those days the Funds are closed as follows:

     Independence Day (observed) -- Friday, July 3, 1998
     Labor Day -- Monday, September 7, 1998
     Columbus Day -- Monday, October 12, 1998
     Veterans Day -- Wednesday, November 11, 1998
     Thanksgiving Day -- Thursday, November 26, 1998
     Christmas Day -- Friday, December 25, 1998
     New Year's Day -- Friday, January 1, 1999
     Martin Luther King, Jr. Day -- Monday, January 18, 1999
     President's Day -- Monday, February 15, 1999
     Good Friday -- Friday, April 2, 1999
     Memorial Day (observed) -- Monday, May 31, 1999

PURCHASE OF FUND SHARES

Fund shares can only be purchased on a Business Day through the means described below. Customers of Service Organizations (brokers, financial institutions or other industry professionals who maintain accounts on behalf of shareholders and provide additional services to their clients) should refer to their Service Organization for the terms and conditions under which Fund shares can be purchased, including minimum initial and subsequent purchase limits, minimum average balance requirements and deadlines for purchases. Service Organizations may be authorized to accept on Pacific Horizon Funds, Inc.'s behalf orders placed by or on behalf of their customers. Under those circumstances, a Fund will be deemed to have received an order when it is accepted by a Service Organization on a Business Day. The order will be priced at a Fund's net asset value per share next determined after such acceptance. Service Organizations will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Customers should contact their Service Organizations to learn whether they are authorized to accept orders for Pacific Horizon Funds, Inc.

Each share class described below represents a different level of service available to a select group of clients. Fees paid by the Fund for each share class vary according to the level of service provided.

X SHARES: X Shares of the California Tax-Exempt Money Market Fund are offered to customers of selected Service Organizations who purchase such shares through cash management services and have executed the appropriate account documentation. On any Business Day that deposits and credits exceed withdrawals and charges in your transaction account, it is the responsibility of the Service Organization to transmit a purchase order on your behalf to the transfer agent and deliver required funds on a timely basis.

PACIFIC HORIZON SHARES: Pacific Horizon Shares of the Tax-Exempt Money and California Tax-Exempt Money Market Funds are offered to customers of Bank of America through their qualified trust and agency accounts, to customers of Service Organizations and directly to individual investors.

The table below addresses the Funds' requirements for individual investors investing directly in PACIFIC HORIZON SHARES:

                                       OPENING AN ACCOUNT          ADDING TO AN EXISTING ACCOUNT
                                       ------------------          -----------------------------
Minimum Investment:              $500                             $50 ($500 for TeleTrade
                                                                  purchases.)
By Mail:                         Complete and sign an Account     Make your check payable to the
                                 Application and mail along with  appropriate Pacific Horizon
                                 your check payable to the        Fund and mail to:
                                 appropriate Pacific Horizon      PACIFIC HORIZON FUNDS, INC.
                                 Fund to the address on the       P.O. BOX 8984
                                 Account Application.             WILMINGTON, DE 19899-8984
By Other than Mail:              Deliver in person to:            Deliver in person to:
                                 PACIFIC HORIZON FUNDS, INC.      PACIFIC HORIZON FUNDS, INC.
                                 C/O PFPC INC.                    C/O PFPC INC.
                                 400 BELLEVUE PARKWAY, SUITE 108  400 BELLEVUE PARKWAY, SUITE 108
                                 WILMINGTON, DE 19809             WILMINGTON, DE 19809
By Wire:                         Not permitted                    Call the Transfer Agent at
                                                                  1-800-346-2087 for
                                                                  instructions. Request your bank
                                                                  to transmit Federal funds for
                                                                  the purchase of the appropriate
                                                                  Pacific Horizon Fund shares in
                                                                  your name. Ensure your account
                                                                  number is included.
With TeleTrade:                  Not permitted.                   Allows you to purchase shares
                                                                  (minimum of $500 and maximum of
                                                                  $50,000 per transaction)
                                                                  without charge by telephone.
                                                                  Appropriate information
                                                                  concerning your bank must be on
                                                                  file with the Transfer Agent
                                                                  before the TeleTrade privilege
                                                                  may be used. Your bank must be
                                                                  a domestic financial
                                                                  institution, which is an
                                                                  Automated Clearing House
                                                                  member. Call the Transfer Agent
                                                                  at 1-800-346-2087 to effect a
                                                                  TeleTrade.

NOTES SPECIFIC TO THE PURCHASE OF PACIFIC HORIZON SHARES:

- A Fund may, in its discretion, reject any order for shares.

- The Funds will not accept third party checks.

- Purchases will not be effected until payments made in other than Federal funds are converted to Federal funds.

REDEMPTION OF FUND SHARES

Fund shares can only be redeemed on a Business Day through the means described below. Customers of Service Organizations should refer to their Service Organization for the terms and conditions under which Fund shares can be redeemed, including the deadlines for redemptions.

X SHARES: On any Business Day that withdrawals and charges in your transaction account exceed deposits and credits, it is the responsibility of the Service Organization to transmit a redemption order on your behalf to the Transfer Agent and to credit your account with the proceeds on a timely basis.

PACIFIC HORIZON SHARES: Investors whose Pacific Horizon Shares are purchased through accounts at Bank of America or a Service Organization may redeem all or part of such shares in accordance with the instructions pertaining to such accounts. If such investors are also the shareholders of record of those accounts on the books of the Transfer Agent, they may redeem shares in accordance with the procedure described in the table below under "By Mail." It is the responsibility of Bank of America or the Service Organization to transmit a redemption order on your behalf to the Transfer Agent and to credit your account with the proceeds on a timely basis.

The table below addresses the redemption procedures for individual investors effecting redemptions of PACIFIC HORIZON SHARES directly with the Transfer
Agent:

By Mail:               Mail a written request to the appropriate Pacific Horizon
                       Fund and mail to: PACIFIC HORIZON FUNDS, INC.
                       P.O. BOX 8968
                       WILMINGTON, DE 19899-8968
By Other than Mail:    Deliver in person to:
                       PACIFIC HORIZON FUNDS, INC.
                       C/O PFPC INC.
                       400 BELLEVUE PARKWAY, SUITE 108
                       WILMINGTON, DE 19809
By Wire:               Ensure the Transfer Agent has appropriate information on
                       file concerning your bank account. Write or send a telegraph to the address specified in the box above or call
                       1-800-346-2087 to effect a redemption. Proceeds will be
                       wired in Federal funds to your commercial bank. Redemption amounts must be at least $1,000 and may be subject to limits as to frequency and overall amount.
With TeleTrade:        Entitles you to redeem shares (minimum of $500 and maximum of $50,000 per transaction) without charge by telephone. You may receive the proceeds by wire or check. Appropriate
                       information concerning your bank must be on file with the
                       Transfer Agent before proceeds can be wired. Your bank must be a domestic financial institution, which is an Automated
                       Clearing House member. Call the Transfer Agent at
                       1-800-346-2087 to effect a TeleTrade.
By Check Redemption    To use this means of redemption, you must request Redemption
  ("Check"):           Checks drawn on the fund. Checks will only be sent to the
                       registered owner(s) and only to the address of record.
                       Checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned until the Check clears the Transfer Agent, at which time a sufficient number of shares will be redeemed to cover the Check. There is no charge for using the Checks.

NOTES SPECIFIC TO THE REDEMPTION OF PACIFIC HORIZON SHARES:

- Certificates, which previously had been issued, may not be redeemed unless the certificates have been submitted to the Transfer Agent and endorsed for transfer. Certificates are not eligible for wire, TeleTrade or Check redemption.

- Regular redemption requests must be signed by each shareholder, including each joint owner on joint accounts.

- Signature Guarantees: A redemption request for 1) in excess of $50,000 per day, 2) any amount if the proceeds are to be sent elsewhere than to the address of record, and 3) an amount of $50,000 or less if the address of record has not been on file with the Transfer Agent for a period of 60 days, must be accompanied by a signature guarantee. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

- Wire redemption procedures may be terminated or modified at any time.

- If the shares to be redeemed have been purchased by check or TeleTrade, the Fund will, upon clearance of the purchase check or TeleTrade payment, mail the redemption proceeds.

The schedule below addresses the Funds' deadlines for ALL SHARE CLASSES (unless otherwise indicated) for receipt of redemption orders by the Transfer Agent:

                                                           DEADLINE FOR RECEIPT OF A
                        FUND                                  REDEMPTION ORDER BY
(INCLUDES ALL SHARE CLASSES UNLESS OTHERWISE NOTED.)            TRANSFER AGENT
----------------------------------------------------       -------------------------
Tax-Exempt Money                                        12:00 noon Eastern time
California Tax-Exempt Money Market                      10:30 a.m. Eastern time

NOTES SPECIFIC TO THE REDEMPTION OF ALL SHARE CLASSES:

- The Funds impose no charge when shares are redeemed.

- Each Fund reserves the right to redeem shares in any account at their NAV if the value of the account is less than $500 as a result of the redemption. A shareholder having such an account will first be notified in writing that their account has a value of less than $500 and will be allowed 60 days to make additional investments to bring the value of the account to $500.

- A Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its share) for such periods as are permitted under the Investment Company Act of 1940.

- In attempting to confirm telephone instructions are genuine, the Fund will use reasonable procedures to confirm the identity of the caller. Neither Pacific Horizon Funds, Inc. nor any of its service providers will be liable for any loss or expense for acting upon telephone instructions that are reasonably believed to be genuine.

- A Fund may redeem shares involuntarily under certain special circumstances as described in the SAI.

ADDITIONAL SHAREHOLDER SERVICES

The services and privileges described under this heading are available only to holders of the Funds' Pacific Horizon Shares and are not available to persons who invest directly in X Shares of any of the Funds. Customers of Service Organizations investing in Pacific Horizon Shares should refer to their Service Organization to determine availability of these services to them and/or other conditions relative to these services, which may be imposed on them by their Service Organization.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAs"): Regular IRAs, Roth IRAs, IRAs under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA Rollover Accounts ("Rollover Accounts") are available to holders of Pacific Horizon Shares. The minimum for SEP-IRAs with more than one participant is $2,500, with no minimum on subsequent purchases. The minimum initial investment for regular IRAs, Roth IRAs and SEP-IRAs with only one participant is normally $500, with no minimum on subsequent purchases. Individuals who open either kind of IRA may also open a similar non-working spousal IRA with a minimum investment of $250. For details call 1-800-346-2087.

EXCHANGE PRIVILEGES: The Exchange Privilege enables an investor to exchange Pacific Horizon Shares of a Fund for like shares in another Pacific Horizon Fund or like shares of the Time Horizon Funds, provided that such other shares may legally be sold in the state of the investor's residence. The shares that are exchanged must have a current value of at least $500 and in establishing a new account through use of this feature, the shares being exchanged must have a value at least equal to the minimum initial investment required by the particular Fund into which the exchange is being made. Should you desire to use the Exchange Privilege you should read the SAI and consult your Service Organization or the Distributor for further information including Pacific Horizon Funds and Time Horizon Funds Prospectuses. Read the prospectuses carefully before making any exchanges. You may telephone exchange instructions by calling the Transfer Agent at 1-800-346-2087. Pacific Horizon Fund, Inc. reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time.

NOTES SPECIFIC TO THE EXCHANGE PRIVILEGE:

- In attempting to confirm telephone instructions are genuine, the Fund will use reasonable procedures to confirm the identity of the caller.

AUTOMATIC INVESTMENT PROGRAM ("AIP"): The AIP permits you to purchase Pacific Horizon Shares (minimum $50 per transaction) at regular intervals you select. Shares are purchased by debiting an account for a specific amount, provided your financial institution (an Automated Clearing House member) allows automatic withdrawals subject to authorization. The shares will be purchased either once a month (on either the first or fifteenth day) or twice a month (on both days). An AIP can be established with proper completion of an Account Application or subsequently by mail with the Transfer Agent. You may cancel the AIP or change the amount of purchase by mailing written notification to the Transfer Agent at PACIFIC HORIZON FUNDS, INC., P.O. BOX 8968, WILMINGTON, DE 19899-8968.

DIRECT DEPOSIT PROGRAM ("DIP"): If you receive a Federal salary, social security, or certain veteran's military or other payments from the Federal government, you are eligible for the DIP. With this program, you may purchase Pacific Horizon Shares (minimum $50 and maximum $50,000 per transaction) by having all or a portion of these payment automatically deposited into your fund account. For instructions on how to enroll in a DIP, call the Transfer Agent at 1-800-346-2087.

AUTOMATIC WITHDRAWAL PLAN ("AWP"): Investors having a $5,000 minimum account balance may request withdrawals in multiples of $50 on a monthly, quarterly, semi-annual or annual basis. All AWP withdrawals will be made on either the first or fifteenth day (at your option) of the appropriate month(s). An AWP can be established with proper completion of an Account Application or subsequently by mail with the Transfer Agent at PACIFIC HORIZON FUNDS, INC., P.O. BOX 8968, WILMINGTON, DE 19899-8968.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund. Generally, each Fund's net income is declared daily as a dividend. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed not more than twice a year after reduction for any available capital loss carry-forward.

Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the NAV of such shares on the payment date. However, holders of the Funds' Pacific Horizon Shares may elect to receive dividends in cash. This election or revocation must be made in writing to the Transfer Agent and becomes effective upon receipt of your instructions by the Transfer Agent.

NOTES SPECIFIC TO DIVIDENDS AND DISTRIBUTIONS FOR THE PACIFIC HORIZON SHARES:

- If you elect to receive distributions in cash, and if your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

- Reinvestment dividends receive the same tax treatment as dividends paid in cash.

TAXES

As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has done in the past and intends to do in the future, it pays no Federal income tax on the earnings it distributes to shareholders.

TAX-EXEMPT MONEY FUND AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUND: Both Funds intend to meet certain Federal tax requirements so that distribution of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax. Dividends from a Fund's short- and long-term capital gains are taxable.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND: This Fund intends to comply with certain state tax requirements so that its income and dividends will be exempt from state and local personal income taxes. Dividends derived from interest on securities other than California Municipal Securities will be subject to California personal income tax.

NOTES SPECIFIC TO ALL FUNDS REGARDING FEDERAL TAXES:

- Taxable dividends paid in January may be taxable as if they had been paid the previous December.

- The Form 1099 that is mailed to you in January details your dividends and their Federal tax category, although you should verify your tax liability with your tax professional.

STATE AND LOCAL TAXES: Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the Federal income tax law, and with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax. Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted with respect to California state personal income tax, dividends paid by the Funds may be taxable to investors under state or local law as dividend income even through all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such taxes.

                           DISTRIBUTION ARRANGEMENTS

12b-1 AND SERVICE FEE PLANS

Pacific Horizon Funds offer share classes other than those described in this prospectus. The major distinctions among the share classes are the fee plans related to each share class. Pacific Horizon Funds, Inc. has adopted three fee plans. Participants in any of these plans must enter into a specific agreement with Pacific Horizon Funds, Inc. pursuant to the related adopted plan. Because fees associated with the distribution and service plans are paid out of the Fund's assets on an on-going basis, over time holders of the shares discussed below may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

                              APPLIES TO
      FEE PLAN:              SHARE CLASS:              PLAN PURPOSE:                      FEES:
      ---------              ------------              -------------                      -----
Shareholder Services    Horizon Service         Paid to Shareholder Service    Each Shareholder Service
Plan                                            Organizations who provide      Organization receives a fee
                                                support services to their      of up to 0.25% (annualized)
                                                customers (the beneficial      of the average daily net
                                                owners of the Horizon          asset value of Horizon
                                                Service Shares).               Service Shares owned by
                                                                               their customers. Holders of
                                                                               a Fund's Horizon Service
                                                                               Shares bear this expense.

                              APPLIES TO
      FEE PLAN:              SHARE CLASS:              PLAN PURPOSE:                      FEES:
      ---------              ------------              -------------                      -----
Distribution and        S, Y and X              Paid to the Distributor for    Payments by an X Share Class
Services Plan                                   distribution expenses          for distribution expenses
                                                intended to result in the      and shareholder servicing
                                                sale of S, Y and X Shares of   expenses may not exceed
                                                the Prime and California       0.30% and 0.25%,
                                                Tax-Exempt Money Market        respectively, of the average
                                                Funds, X and Y Shares of the   daily net assets of a Fund's
                                                Treasury Fund and S Shares     X Shares. Holders of the X
                                                of the Tax-Exempt Money Fund   Shares bear these expenses.
                                                and for shareholder            Payments by the S and Y
                                                servicing expenses.            Share Classes for
                                                                               distribution expenses and
                                                                               shareholder servicing
                                                                               expenses may not exceed
                                                                               0.75% and 0.25%,
                                                                               respectively, of the average
                                                                               daily net assets of a Fund's
                                                                               S and Y Shares. Holders of
                                                                               the S and Y Shares bear
                                                                               these expenses.

Special Management      Pacific Horizon         Paid to Shareholder Service    Each Shareholder Service
Services Plan                                   Organizations who provide      Organization receives a fee
                                                support services to their      equal to 0.32% (annualized)
                                                customers (the beneficial      of the average daily net
                                                owners of Pacific Horizon      asset value of the Prime,
                                                Shares of the Prime,           Treasury, Government,
                                                Treasury, Government,          Treasury Only and Tax-Exempt
                                                Treasury Only, Tax-Exempt      Money Fund's Pacific Horizon
                                                Money and California Tax-      Shares and 0.35%
                                                Exempt Money Market Funds).    (annualized) of the average
                                                                               daily net asset value of the
                                                                               California Tax-Exempt Money
                                                                               Market Fund's Pacific
                                                                               Horizon Shares (.03% of
                                                                               which is being voluntarily
                                                                               waived by the Distributor)
                                                                               owned by their customers.
                                                                               Holders of these Funds'
                                                                               Pacific Horizon Service
                                                                               Shares bear this expense.

                          PACIFIC HORIZON FUNDS, INC.

                             TAX-EXEMPT MONEY FUND

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for a Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a fuller technical and legal description of a Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                          PACIFIC HORIZON FUNDS, INC.
                                 P.O. Box 8968
                        Wilmington, Delaware 19899-8968

                                 1-800-346-2087

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The Funds' investment company registration number is 811-04293.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-346-2087
                               Monday thru Friday
                            8:00 am to 8:00 pm (EST)

PROSPECTUS
                                                                 PACIFIC HORIZON

JULY 1, 1998
--------------------------------------------------------------------------------

This prospectus provides vital information about      PACIFIC HORIZON ASSET ALLOCATION FUND
this fund. For your own benefit and protection,       --  a diversified portfolio seeking long-term
please read it before you invest, and keep it on      growth from capital appreciation and dividend and
hand for future reference.                            interest income
Please note that this fund:                           --  actively allocates investments among the three
- is not a bank deposit                               major asset categories: bonds, equity securities
- is not federally insured                            and cash equivalents
- is not endorsed by any bank or government agency
- is not an obligation of, or guaranteed by Bank of
  America NT&SA or any of its affiliates
- is not guaranteed to achieve its goals
- involves investment risk, including possible loss
  of principal
More detailed information is available in a
Statement of Additional Information dated July 1,
1998. You may obtain a free copy by calling
800-346-2087.
The Statement of Additional Information has been
incorporated by reference into this prospectus (is
legally a part of this prospectus) and has been
filed with the Securities and Exchange Commission.
You may visit the Securities and Exchange
Commission's Internet web site (http://www.sec.gov)
to view the Statement of Additional Information,
material incorporated by reference and other
information.
Like all mutual fund shares, these securities have
not been approved or disapproved by the Securities
and Exchange Commission or any state securities
commission, nor has the Securities and Exchange
Commission or any state securities commission
passed upon the accuracy or adequacy of this
prospectus. Any representation to the contrary is a
criminal offense.

                                                 Investment Portfolio Offered by

                                                     Pacific Horizon Funds, Inc.

                                    CONTENTS

                                          2   GOAL, STRATEGY AND PORTFOLIO SECURITIES
                                          2   EXPENSE SUMMARY
                                          4   FINANCIAL HIGHLIGHTS
                                          7   FUND INVESTMENTS
                                          7     Investment Objective
                                          7     Types of Investments
                                          8     Fundamental Limitations
                                          8     Types of Investment Risk
                                         10     Other Investment Practices and Considerations
SHAREHOLDER GUIDE                        15   HOW TO BUY SHARES
                                         15     What Is My Minimum Investment In The Fund?
                                         15     What Alternative Sales Arrangements Are Available?
                                         16     How Are Shares Priced?
                                         21     How Do I Decide Whether To Buy A, B or K Shares?
                                         23     How Can I Buy Shares?
                                         24     What Price Will I Receive When I Buy Shares?
                                         25     What Else Should I Know To Make A Purchase?
                                         25   HOW TO SELL SHARES
                                         25     How Do I Redeem My Shares?
                                         28     What NAV Will I Receive For Shares I Want To Sell?
                                         28     What Kind Of Paperwork Is Involved In Selling Shares?
                                         28     How Quickly Can I Receive My Redemption Proceeds?
                                         29     Do I Have Any Reinstatement Privileges After I Have Redeemed
                                                  Shares?
                                         29   DIVIDEND AND DISTRIBUTION POLICIES
                                         29   SHAREHOLDER SERVICES
                                         30     Can I Use The Fund In My Retirement Plan?
                                         30     Can I Exchange My Investment From One Fund To Another?
                                         31     What Is TeleTrade?
                                         31     Can I Arrange To Have Automatic Investments Made On A
                                                  Regular Basis?
                                         32     What Is Dollar Cost Averaging And How Can I Implement It?
                                         32     Can I Arrange Periodic Withdrawals?
                                         32     Can My Dividends From The Fund Be Invested In Other Funds?
                                         33     Is There A Salary Deduction Plan Available?

THE BUSINESS OF THE FUND                 33   FUND MANAGEMENT
                                         33     Service Providers
                                         35     Fee Waivers
                                         36   TAX INFORMATION
                                         36   MEASURING PERFORMANCE
                                         38   DESCRIPTION OF SHARES
                                         39   PLAN PAYMENTS

       DISTRIBUTOR:                              INVESTMENT ADVISER:
       Provident Distributors, Inc.              Bank of America National Trust and Savings Association
       Four Falls Corporate Center               555 California Street
       6th Floor                                 San Francisco, CA 94104
       West Conshohocken, PA 19428

                    GOAL, STRATEGY AND PORTFOLIO SECURITIES

The Asset Allocation Fund seeks to provide investors with long-term growth from capital appreciation and dividend and interest income. To pursue this goal, the fund actively allocates its investments among the three major asset categories: bonds, equity securities and cash equivalents.

PORTFOLIO SECURITIES. Under normal circumstances, the equity portion of the Asset Allocation Fund will invest primarily in blue chip stocks and the fixed income portion will invest in investment grade bonds. Blue Chip stocks are generally included in either the Dow Jones Industrial Average ("DJIA") or the Standard & Poor's 500 Composite Stock Index ("S&P 500"). The Asset Allocation Fund may invest up to 25% of its total assets in securities issued by foreign issuers.

RISK FACTORS. As with most funds that invest in stocks the value of your investment in the Asset Allocation Fund will fluctuate in response to stock market movements. As with most funds that invest in fixed income securities or convertible securities the value of your investment in the Asset Allocation Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities.

PORTFOLIO MANAGEMENT. Bank of America National Trust and Savings Association ("Bank of America") serves as the Fund's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $77 billion under management, including over $22 billion in mutual funds. Portfolio management services for the equity portion of the Asset Allocation Fund are conducted by an investment management team headed by James Miller, Vice President and Chief Investment Officer of Bank of America's Quantitative Bank Equity Management Team, and for the fixed income portion are conducted by Kirk Hartman, Chief Investment Officer and Head of Fixed Income at Bank of America.

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. The Fund offers three classes of shares through this Prospectus. A Shares are offered at net asset value plus a front-end sales charge (see page 16 of the Prospectus for an explanation of net asset value per share) and are subject to a shareholder servicing fee. B Shares are offered at net asset value without a front-end sales charge but are subject to a contingent deferred sales charge plus distribution and shareholder servicing fees. K Shares are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge, but are subject to distribution, administrative servicing and shareholder servicing fees. B Shares of the Fund held for 9 years will convert to A Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES include payments by the Fund for portfolio management, maintenance of shareholder accounts, general administration, distribution (in the case of B and K Shares only), shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses imposed by the Fund for A, B and K Shares and the estimated operating expenses expected to be incurred during the current fiscal year with respect to the Fund's A, B and K Shares. Actual expenses may vary. A hypothetical example based on the summary is also shown.

                                                              A SHARES   B SHARES   K SHARES
                                                              --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................    5.50%      None       None
Maximum Sales Load Imposed on Reinvested Dividends..........    None       None       None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None       5.00%      None
Redemption Fees.............................................    None       None       None
Exchange Fee................................................    None       None       None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees.............................................     .55%       .55%       .55%
12b-1 Fees (or in the case of certain Class K Shares,
  Administrative Service Fees) (After Fee Waivers)*.........       0%      0.75%      0.50%
Shareholder Services Fee*...................................    0.25%      0.25%      0.25%
Other Expenses..............................................    0.23%      0.23%      0.23%
                                                                ----       ----       ----
Total Operating Expenses (After Fee Waivers)+...............    1.03%      1.78%      1.53%
                                                                ====       ====       ====

---------------

+ Absent fee waivers, Total Operating Expenses for the Fund's K Shares would be
  1.78%, of average net assets (annualized).

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% and 0.75% of the average net assets (annualized) of the Fund's B and K Shares, respectively. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's B and K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 1.00% and 0.75% of the average net assets of the Fund's B and K Shares, respectively. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Fund as shown in the above table, long-term B and K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc. For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Fund" and "Plan Payments" below.

EXAMPLE: Assume the Fund's annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                              AFTER      AFTER      AFTER      AFTER
                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             --------   --------   --------   --------
A Shares(1)................................................    $65        $86        $109       $174
B Shares Assuming complete redemption at end of
  period(2)................................................    $68        $99        $125       $209(3)
Assuming no redemption.....................................    $18        $56        $ 96       $209(3)
K Shares...................................................    $16        $48        $ 83       $182

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

(2) Assumes deduction at redemption of maximum applicable contingent deferred sales charge.

(3) Assumes conversion of B Shares to A Shares after 9 years.

Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

MANAGEMENT FEES CONSIST OF:

- an investment advisory fee payable at the annual rate of 0.40% of the Fund's average daily net assets; and

- an administration fee payable at the annual rate of 0.15% of the Fund's average daily net assets.

SELECTION OF APPROPRIATE SHARE CLASS

The alternative sales arrangements permit you to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time you expect to hold the shares and other circumstances. You should determine whether under your particular circumstances it is more advantageous to incur a front-end sales charge and thereafter be subject to annual fees under a Shareholder Services Plan, with respect to A Shares; have the entire initial purchase price invested in the Fund with the investment thereafter being subject to annual fees under a Distribution and Services Plan and a contingent deferred sales charge upon redemption within the first six years of investment, with respect to B Shares; or incur neither a front-end sales charge nor a contingent deferred sales charge, but incur fees under a Distribution Plan and/or an Administrative and Shareholder Services Plan, with respect to K Shares. K Shares, however, are only available to certain types of investors. See the section entitled "What Alternative Sales Arrangements are Available?" and "How Do I Decide Whether To Buy A, B or K Shares?".

                              FINANCIAL HIGHLIGHTS

The table below shows certain information concerning the investment results for the Fund for the periods indicated. On July 22, 1996, the Fund initially funded K Shares. Prior to June 23, 1997, the Fund operated as part of a master-feeder structure and invested all of its assets in a diversified investment portfolio of an open-end, management investment company called the Asset Allocation Portfolio of Master Investment Trust, Series I (the "Master Portfolio") which had an identical investment objective. On June 23, 1997, the Fund withdrew its assets from the Master Portfolio and invested them directly in portfolio securities. During the periods shown, the Fund did not offer B Shares. Actual investment results of the B Shares may be different. This information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-346-2087.

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                                                FOR THE PERIOD
                                                                                                 JANUARY 18,
                                                                                                     1994
                                                                                                  (INCEPTION
                                      FOR THE        FOR THE        FOR THE        FOR THE          DATE)
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,    FEBRUARY 28,
                                        1998         1997(a)          1996           1995            1994
                                    ------------   ------------   ------------   ------------   --------------
Net asset value per share,
  beginning of period.............    $ 19.40        $ 17.52        $ 15.15         $14.84          $15.00
                                      -------        -------        -------         ------          ------
Income from Investment Operations:
  Net investment income...........       0.52           0.48           0.52           0.48            0.03
  Net realized and unrealized
     gains (losses) on investment
     transactions.................       3.72           2.50           2.86           0.24           (0.19)
                                      -------        -------        -------         ------          ------
          Total income (loss) from
            investment
            operations............       4.24           2.98           3.38           0.72           (0.16)
                                      -------        -------        -------         ------          ------
Less Dividends and Distributions:
  Dividends to shareholders from
     net investment income........      (0.47)         (0.46)         (0.53)         (0.41)             --
  Dividends to shareholders from
     net realized gains on
     investment transactions......      (1.76)         (0.64)         (0.48)            --              --
                                      -------        -------        -------         ------          ------
          Total dividends and
            distributions.........      (2.23)         (1.10)         (1.01)         (0.41)             --
                                      -------        -------        -------         ------          ------
Net change in net asset value per
  share...........................       2.01           1.88           2.37           0.31           (0.16)
                                      -------        -------        -------         ------          ------
Net asset value per share, end of
  period..........................    $ 21.41        $ 19.40        $ 17.52         $15.15          $14.84
                                      =======        =======        =======         ======          ======
          Total Return+...........      23.07%         17.64%         22.80%          5.03%          (1.07)%
Ratios/supplemental data:
  Net assets, end of period
     (000)........................    $49,240        $34,838        $22,355         $5,694          $  666
  Ratio of expenses to average net
     assets*......................       1.03%          1.25%          0.62%          0.00%           0.00%++
  Ratio of net investment income
     (loss) to average net
     assets*......................       2.67%          2.59%          3.49%          4.25%           4.20%++

---------------

 * Reflects the Fund's proportionate share of the Master Portfolio's expenses, the Master Portfolio's fee waivers and expense reimbursements and the Fund's fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.06%, 0.69%, 2.30%, 7.89% and 83.95% (annualized) for the periods ended February 28, 1998, February 28, 1997, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

 + The total returns listed are not annualized for the period ended February 28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.

++ Annualized.

(a) As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                    FOR THE PERIOD
                                                                                     JULY 22, 1996
                                                                FOR THE YEAR       (INCEPTION DATE)
                                                                    ENDED               THROUGH
                                                              FEBRUARY 28, 1998    FEBRUARY 28, 1997
                                                              -----------------    -----------------
Net asset value per share, beginning of period..............       $19.40               $17.23
                                                                   ------               ------
Income from Investment Operations:
  Net investment income.....................................         0.41                 0.19
  Net realized and unrealized gain on investments...........         3.66                 2.80
                                                                   ------               ------
       Total income from investment operations..............         4.07                 2.99
                                                                   ------               ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......        (0.36)               (0.18)
  Distributions to shareholders from net realized gains on
     investment transactions................................        (1.75)               (0.64)
                                                                   ------               ------
       Total Dividends and Distributions....................        (2.11)               (0.82)
                                                                   ------               ------
Net change in net asset value per share.....................         1.96                 2.17
                                                                   ------               ------
Net asset value per share, end of period....................       $21.36               $19.40
                                                                   ======               ======
       Total Return.........................................        22.10%               17.69%++
Ratios/Supplemental Data:
  Net assets at end of period (000).........................       $1,667               $  748
  Ratio of expenses to average net assets...................         1.52%                1.94%+
  Ratio of net investment income to average net assets......         2.17%                2.31%+

---------------

 + Annualized. Reflects the Fund's proportionate share of the Master Portfolio's expenses, the Master Portfolio's fee waivers and expense reimbursements and the Fund's fee waivers and expense reimbursements. Such fee reductions and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.06% and 1.32% for the periods ended February 28, 1998 and February 28, 1997, respectively.

++ Not annualized

                                FUND INVESTMENTS

INVESTMENT OBJECTIVE

The Pacific Horizon Asset Allocation Fund seeks to obtain long-term growth from capital appreciation and dividend and interest income. The Fund seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents. The Fund may be appropriate for investors who want long-term capital appreciation and current dividend and interest income.

WHILE THE FUND STRIVES TO ATTAIN ITS INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

TYPES OF INVESTMENTS

IN GENERAL. The Fund is a diversified portfolio which will invest substantially all of its assets through a balanced approach using bonds, equity securities and cash equivalents.

Investments in equity securities will be limited to common stocks included in either the Dow Jones Industrial Average ("DJIA") or the Standard and Poor's 500 Index ("S&P 500"), however, up to 15% of the portion of the Fund's assets that may be invested in equity securities may be invested in stocks that are not included in the DJIA or S&P 500. Bonds acquired by the Fund will be investment grade at the time of purchase, and may include corporate and government obligations, mortgage-backed securities and municipal securities. Investment grade bonds are bonds that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization, i.e., BBB or better by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Co. ("D&P") or Fitch IBCA, Inc. ("Fitch IBCA") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). While bonds with such ratings are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances could lead to a weakened capacity to pay interest and repay principal. Bonds with the lowest investment grade rating (i.e., BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if Bank of America determines that they are of comparable quality to the rated securities in which the Fund may invest. Under normal market conditions at least 25% of the Fund's total assets will be invested in fixed income senior securities.

Mortgage-backed securities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities, will be guaranteed as to principal and interest, but not market value, by the U.S. Government or one of its agencies or instrumentalities. The Fund will not invest more than 35% of its net assets in mortgage-backed securities. There is the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. Similarly, a risk associated with mortgage-backed securities is early paydown resulting from refinancing of the underlying mortgages. The rate of such prepayments, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

The Fund may also invest, from time to time, in obligations issued by state and local governmental issuers ("Municipal Securities"). The purchase of Municipal Securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. Dividends received by shareholders which are attributable to interest income received from Municipal Securities generally will not be subject to Federal income tax.

The two principal classifications of Municipal Securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Fund may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The value of securities held by the Fund will vary with changes in interest rates and market and economic conditions.

As used in this Prospectus, "cash equivalents" are the following short-term, interest bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P or similarly rated by another NRSRO, or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board.

The Fund may also make other investments as described more fully below under "Other Investment Practices and Considerations."

FUNDAMENTAL LIMITATIONS

The investment objective of the Fund is not fundamental and may be changed by the Board of Directors without a vote by the holders of a majority of the outstanding shares of the Fund. The Fund is subject to investment limitations which are fundamental and which may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund. A complete list of fundamental, and certain non-fundamental, investment limitations is set out in the Statement of Additional Information.

TYPES OF INVESTMENT RISK

The following are some of the principal types of investment risks involved with the securities and investment practices the fund is permitted to use.

CORRELATION RISK. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

DERIVATIVES RISK. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
     To the extent that a derivative is not used as a hedge, the fund is directly exposed to the potential gains and losses of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

EXTENSION RISK. The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole.

NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

PREPAYMENT RISK. The risk that unanticipated prepayments may occur, reducing the value of mortgage-backed securities.

VALUATION RISK. The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

YEAR 2000 RISKS. An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

FOREIGN SECURITIES. Subject to its investment objective and the policies stated above, the Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). It is currently the intention of the Fund to invest no more than 25% of its net assets (at the time of purchase) in foreign securities. The Fund may be subjected to additional risks associated with the holding of property abroad such as future political and economic developments, currency fluctuations, possible withholding of tax payments, possible seizure or nationalization of foreign assets, possible establishment of currency exchange control regulations or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities in the Fund. In addition, securities of some foreign companies are less liquid, and their prices more volatile than domestic companies, have less publicly available information about foreign companies, and such foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

OPTIONS. The Fund may purchase put and call options on listed securities and stock indexes so long as the aggregate of the premiums paid for options does not exceed 2% of the net assets of the Fund (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect the Fund's securities in expectation of a declining market and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. The Fund may not write put options but may write fully covered call options as long as the Fund remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Fund.

Closing purchase transactions on previously written options may be entered into by the Fund to realize a profit and/or to permit the Fund to write another option on the underlying security. The Fund might write another option on the underlying security in order to provide for a different exercise price or expiration date. A profit or loss will be realized when an option is closed to the extent the cost of the closing transaction is less or more, respectively, than the premium received for writing the option.

When an option written by the Fund is exercised, the Fund will receive the exercise price for the security as provided for in the option, but it loses the opportunity to receive the price which it could have obtained for the security in the open market, which will likely be higher than the exercise price of the option.

Put options purchased by the Fund give it the right to sell the security underlying the option at the price set forth in the option at any time prior to the expiration of the option. The Fund may sell a put option prior to the time the securities underlying the option are actually sold, which will result in a gain or loss to the Fund depending on whether the amount received from the sale is more or less than the premium and other transaction costs associated with the option.

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, the Fund will not be able to sell the underlying security on which a call option has been written until the option expires or is exercised or the Fund closes out the option. In addition, except to the extent that a call option written by the Fund or a particular index is covered by an option on the same index purchased by the Fund, movements in the index may cause the Fund to incur a loss. such loss might be lessened to the extent that the value of the securities held by the Fund changed during the time the option was outstanding.

SPECIAL RISKS ASSOCIATED WITH OPTIONS. The Fund will only write options where Bank of America believes a liquid secondary market will exist on a national securities exchange for options of the same series, which would permit the Fund to close out its option positions. There are no assurances that a liquid secondary market will exist on an exchange for a particular option or at any particular time. In fact, for some options no secondary market on an exchange may exist at all. If the Fund cannot close out an option, it will not be able to sell the securities underlying the option until the option expires or is exercised.

The times of day that options on particular securities are sold may not be the same as those during which the securities themselves are traded, which means that significant activity could occur in the markets for the underlying securities that would not be reflected in the options markets.

For additional information relating to option trading practices, including particular risks thereof, see the Statement of Additional Information.

FUTURES. The Fund may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options) as a hedge against anticipated fluctuations or changes resulting from relevant market conditions in the values of the securities held by the Fund or which it intends to purchase or sell, and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell an interest rate or stock index futures contract or purchase a related option unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Fund's total assets (after taking into account certain technical adjustments). For a more detailed description of futures contracts and options and the costs and risks related to such instruments, see the Statement of Additional Information.

VARIABLE RATE INSTRUMENTS. The Fund may invest in variable and floating rate instruments, which may include master demand notes. Although payable on demand by the Fund, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or the equivalent by another nationally recognized statistical rating organization ("NRSRO"), (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).

INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other investment companies (including money market funds advised by Bank of America) to the extent permitted in the 1940 Act, except that with respect to the investment in a money market mutual fund advised by Bank of America, the Fund is permitted to invest in the greater of 5% of its net assets or $2.5 million.

REPURCHASE AGREEMENTS. The Fund may also enter into repurchase agreements. Under these agreements, the Fund will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed creditworthy by Bank of America, under guidelines approved by the Company's Board of Directors. Repurchase agreements are considered to be loans under the 1940 Act. Repurchase agreements will be entered into only for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper, and either the Fund's custodian or its agent will have physical possession of the securities or the securities will be transferred to the Fund's custodian, by appropriate entry in the Federal Reserve Bank's records and, in either case, will be maintained in a segregated account.

Bank of America will monitor the value of securities acquired under repurchase agreements to ensure that the value of such securities will always equal or exceed the repurchase price under the repurchase agreement. If the other party to a repurchase agreement defaults, the Fund might incur a loss if the value of the securities securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the securities by the Fund may be delayed or denied.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to either a bank (which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's) or a registered broker-dealer, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's outstanding shares.

When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by Bank of America to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

SECURITIES LENDING. In order to earn additional income, the Fund may lend its portfolio securities to broker-dealers that Bank of America considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company or the Fund. If the broker-dealer should become bankrupt, however, the Fund could experience delays in recovering its securities. A securities loan will only be made when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the Fund exceeds 33 1/3% of its total assets. Securities loans will be fully collateralized.

ASSET-BACKED SECURITIES. The Fund may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or receivables held in a trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. All asset-backed securities purchased by the Fund will either be issued or guaranteed by a U.S. Government entity or rated AAA by S&P, Aaa by Moody's or have an equivalent rating from any other rating agency.

The underlying assets may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Fund must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress, the secondary market may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Fund will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued or forward commitment transactions. The Fund's when-issued purchases and forward commitments are not to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its total assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as is reasonably practicable.

SECURITIES ISSUED BY AFFILIATES. The Fund will not invest in instruments or securities issued by Bank of America or any of its affiliates.

PORTFOLIO TRANSACTIONS. Investment decisions for the Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the Fund are not less favorable than what they would be with any other unaffiliated qualified firm.

PORTFOLIO TURNOVER. The Fund's investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. Higher rates of turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by the Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). Fund turnover will not be a limiting factor in making investment decisions for the Fund. For further information concerning portfolio turnover, see the Statement of Additional Information.

                               SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at any time in the sole discretion of the Company.

               INVESTMENT MINIMUMS FOR SPECIFIC TYPES OF ACCOUNTS

                                                        INITIAL      SUBSEQUENT
                                                       INVESTMENT    INVESTMENT
                                                       ----------    -----------
Regular Account......................................    $  500*         $50
Automatic Investment Plan............................    $   50          $50
IRAs, SEP-IRAs (one participant).....................    $  500      No minimum
Spousal IRAs**.......................................    $  250      No minimum
SEP-IRAs (more than one participant).................    $2,500      No minimum

---------------

 * The minimum investment is $100 for purchases made through Bank of America National Trust and Savings Association ("Bank of America") or its affiliates' trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000. The minimum investment is $200 for BankAmericard holders with an appropriate award certificate.

** A regular IRA must be opened in conjunction with this account.

WHAT ALTERNATIVE SALES ARRANGEMENTS ARE AVAILABLE?

The Fund issues three classes of shares. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available. B Shares are sold to investors choosing the contingent deferred sales charge alternative. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. K Shares, however, are sold only to: (a) businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Provident Distributors, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open on the Company's books; (d) accounts under Section 403(b)(7) of the Code; (e) deferred compensation plans under Section 457 of the Code; and (f) certain other retirement plans. The three classes of shares represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects except as discussed below. A Shares are sold with a front-end sales load, bear the expenses of a Shareholder Services Plan, and have exclusive voting rights with respect to that Plan. B Shares bear the expenses of a Distribution and Services Plan and have exclusive voting rights with respect to the Distribution and Services Plan. B Shares also bear the expenses of the deferred sales charge arrangements and any expenses resulting from such arrangements. K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan and have exclusive voting rights with respect to such Plans. The three classes also have different exchange privileges, as described below. The net income attributable to A, B and K Shares and the dividends payable on A, B and K Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to A Shares, (b) Distribution and Services Plan fees attributable to B Shares, (c) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (d) the incremental expenses associated with such Plans. Lastly, B Shares of the Fund held for 9 years will automatically convert into A Shares of the Fund.

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon each class' net asset value per share plus a front-end sales load on A Shares. Each class calculates its net asset value ("NAV") as follows:

              (Value of Assets Attributable to the Class)
               - (Liabilities Attributable to the Class)
NAV   =
          ---------------------------------------------------
               Number of Outstanding Shares of the Class

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund pursuant to procedures adopted by the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For price and yield information call (800) 346-2087.

The per share net asset values of A, B and K Shares will diverge due to the different distribution and other expenses borne by the classes.

A SHARES SALES LOAD. The front-end sales load ("front-end sales load," "sales load," "front-end sales charge," or "sales charge") for the A Shares of the Fund begins at 5.50% and may decrease as the amount you invest increases, as shown in the following chart:

                                                                                              DEALER'S
                                                        SALES CHARGE                        REALLOWANCE*
                                                         (AS A % OF       SALES CHARGE       (AS A % OF
                      AMOUNT OF                           OFFERING         (AS A % OF         OFFERING
                     TRANSACTION                           PRICE)       NET ASSET VALUE)       PRICE)
                     -----------                        ------------    ----------------    ------------
Less than $50,000.....................................   5.50%            5.82%              5.00%
$50,000 but less than $100,000........................   4.50%            4.71%              4.00%
$100,000 but less than $250,000.......................   3.50%            3.63%              3.00%
$250,000 but less than $500,000.......................   2.50%            2.56%              2.00%
$500,000 but less than $1,000,000.....................   2.00%            2.04%              1.75%

---------------

* Dealer's reallowance may be changed periodically.

There is no initial sales charge on purchases of Class A shares of $1 million or more. However, unless you participated in the Bank of America Daily Advantage(R)or Advantage Plus(TM) programs, a contingent deferred sales charge of 1% will be imposed on redemptions made within 18 months after purchase. Dealers of record will be paid commissions on purchases above $1 million in an amount equal to (i) 1.00% on sales up to $5 million; (ii) 0.50% on the next $45 million; and (iii) .25% on sales over $50 million.

From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.

To the extent that no other A share no-load exemption is available, the foregoing schedule of sales loads does not apply to purchases of A Shares of $1,000,000 or more or to purchases of A Shares if the aggregate value of the A Shares that you beneficially own in any Pacific Horizon Fund or Time Horizon Fund equals or exceeds $1,000,000.

B SHARES CONTINGENT DEFERRED SALES CHARGE. B Shares may be purchased at net asset value per share without the imposition of a sales charge at the time of purchase. Bank of America advances compensation from its own funds to certain broker-dealers that have entered into a selling agreement on behalf of the Funds at the time the shares are purchased. The proceeds of the contingent deferred sales charges and the ongoing distribution and services plan fees described below are used to reimburse the Fund's distributor for its expenses, including the compensation of broker-dealers.

B Shares that are redeemed within 6 years of purchase are subject to the contingent deferred sales charge at the rates set forth below, charged as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price or shares acquired by reinvestment of distributions. B Shares will convert to A Shares at the end of the month in which the ninth anniversary of the date of purchase occurs unless the B Shares have been exchanged for Y Shares of the Pacific Horizon Prime Fund.

                                                               CONTINGENT DEFERRED
                                                                  SALES CHARGE
                   NUMBER OF YEARS                         (AS A PERCENTAGE OF DOLLAR
               ELAPSED SINCE PURCHASE*                    AMOUNT SUBJECT TO THE CHARGE)
               -----------------------                    -----------------------------
First.................................................                5.00%
Second................................................                4.00%
Third.................................................                3.00%
Fourth................................................                3.00%
Fifth.................................................                2.00%
Sixth.................................................                1.00%
After six years.......................................                0.00%

---------------

* The time period during which Y Shares of the Pacific Horizon Prime Fund acquired through an exchange are held is not included when the amount of the contingent deferred sales charge is calculated.

In determining whether a contingent deferred sales charge is applicable to a redemption of B Shares, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing B Shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of your holdings of B Shares above the total amount of payments for the purchase of B Shares during the preceding 6 years; then of amounts representing the cost of B Shares held beyond the applicable contingent deferred sales charge period; and finally, of amounts representing the cost of the B Shares held for the longest period of time.

As an example, assume that you purchased 100 shares at $10 per share (at a cost of $1,000), that you have not exchanged for Y Shares of the Pacific Horizon Prime Fund, that in the third year after purchase the net asset value per share is $12, and that during the three-year period you had acquired 10 additional shares through dividend reinvestment. If at such time you make your first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

WHEN NO FRONT-END SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- any purchase by an investor who is a shareholder of SRF Shares of the Company's Intermediate Bond, Blue Chip or Asset Allocation Funds;

- any purchase of shares by a registered investment adviser purchasing shares for its own account or for an account for which it is authorized to make investment decisions;

- any purchase through FundAdvisor or FundManager from BA Investment Services, Inc. (However, existing clients who purchased the Funds load-waived through FundSelections(TM), will be able to make additional purchases without paying the front-end sales charge until July 15, 1998. Clients who have Automatic Investment Programs may continue to invest no-load after July 15, 1998.)

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- accounts open as of July 1, 1996, which were exempt from front-end sales loads at the time the accounts were opened and where those exemptions are no longer available for new account holders, so long as the accounts remain open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors and their spouses;

- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses, minor children and grandchildren, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations;

- holders of the BankAmericard with an appropriate award certificate;

- former members of the Company's Board of Directors with the designation of director emeritus and their spouses;

- Lucky Store Cardholders during periodic promotions under the Periodic No Load to Lucky Store Cardholders Program (the "Program") (initial purchase only, a front-end sales load will apply to any other purchases unless another exemption is available). (Promotional material will delineate the beginning and ending date during which A shares of the Funds may be purchased without a front end sales load pursuant to the Program.)

- Investors who, as a result of Bank of America's retail merchandising campaign, requested Fund information on or before June 15, 1998 and subsequently purchase Fund shares.

- Investors who during periodic retail merchandising campaigns of Bank of America request information and subsequently purchase shares. (Promotional material will delineate the beginning and ending date during which information must be requested and Fund shares purchased.)

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The CDSC will be waived on redemptions of B shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to the Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the B shares held in the account is less than the minimum account size, (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the B Shares in the account, and (vi) in connection with the combination of the Funds with any other registered investment company by a merger, acquisition of assets or by any other transaction. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.

RIGHTS OF ACCUMULATION. When buying A Shares in Pacific Horizon Funds, your current aggregate investment determines the front-end sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon or Time Horizon Fund on which you paid a front-end sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load on A Shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

EXAMPLE: Suppose you beneficially own A Shares carrying a sales load of the Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional A Shares of the Fund carrying a sales load with a current value of $10,000, the sales load applicable to the subsequent purchase would be reduced to 3.50% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge on A Shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $50,000 or more in shares of any Pacific Horizon or Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. A Shares carrying a sales load purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment.

When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-346-2087. Please read it carefully, as you will be bound by its terms.

HOW DO I DECIDE WHETHER TO BUY A, B OR K SHARES?

The alternative sales arrangements of the Fund permit investors to choose the method of purchasing shares that is most beneficial to them.

In deciding whether to purchase A, B or K shares, you should consider all relevant factors, including the dollar amount of your purchase, the length of time you expect to hold the shares, the amount of any applicable front-end sales charge or contingent deferred sales charge, the amount of any applicable distribution, administrative or service fee that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction in the case of A shares, whether to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge in the case of B shares, whether you are eligible to purchase K shares, and the relative level of services that are provided to different classes.

When you purchase A shares, you will normally pay a front-end sales charge. As a result, you will have less money invested initially and you will own fewer A Shares than you would in the absence of a front-end sales charge. A Shares also bear the expense of a shareholder services plan. As an illustration, investors who qualify for a significantly reduced sales load, as described above, might elect the front-end sales charge alternative (A Shares) because similar sales charge reductions are not available for purchases under the contingent deferred sales charge alternative (B Shares). Moreover, A Shares would not be subject to ongoing distribution and services plan fees, as described below. However, because front-end sales charges are deducted at the time of purchase, such investors who pay a front-end sales charge would not have all their funds invested initially. The Company will not accept any order for B Shares from an investor who is eligible to purchase A Shares without a sales load or from an investor eligible to purchase K Shares.

Investors not qualifying for a reduced front-end sales charge who expect to maintain their investment in the Fund for an extended period of time might also elect the front-end sales charge alternative because over time the accumulated continuing Distribution and Services Plan fees related to B Shares may exceed the front-end sales charge and ongoing Shareholder Services Plan fees related to A Shares. However, such investors must weigh this consideration against the fact that not all their funds will be invested initially. Furthermore, the ongoing distribution and services plan fees may be offset to the extent any return is realized on the additional funds initially invested under the contingent deferred sales charge alternative.

Certain investors might determine it to be more advantageous to have all their funds invested initially in B Shares, although subject to continuing distribution (until conversion to A Shares) and services plan fees and to a contingent deferred sales charge for a 6-year period of time. Alternatively, when you purchase K shares, you will not pay a front-end sales charge and all of your monies will be fully invested at the time of purchase. However, K shares are subject to annual distribution and/or administrative and shareholder service fees. K Shares are only available to certain types of investors. See "What Alternative Sales Arrangements are Available?" Investors not qualifying for a reduced front-end sales charge who expect to maintain their investment in the Fund for an extended period of time might also elect the front-end sales charge alternative because over time the accumulated continuing Distribution and Services Plan fees related to B Shares may exceed the front-end sales charge and ongoing Shareholder Services Plan fees related to A Shares. However, such investors must weigh this consideration against the fact that not all their funds will be invested initially. Furthermore, the ongoing distribution and services plan fees may be offset to the extent any return is realized on the additional funds initially invested under the contingent deferred sales charge alternative.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

                                 TO BUY SHARES

                                 OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
                                 ------------------                --------------------
               THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
              (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUNDS' TRANSFER AGENT)
                                 Contact them directly for         Contact them directly for
                                 instructions.                     instructions.
                                           THROUGH THE DISTRIBUTOR
                (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)

BY MAIL                          Complete an Account Application   Mail all subsequent
                                 and mail it with a check          investments to:
                                 (payable to the appropriate
                                 Fund) to the address on the       Pacific Horizon Funds, Inc.
                                 Account Application. The Company  P.O. Box 8984
                                 will not accept third party       Wilmington, DE
                                 checks for investment.            19899-8984

IN PERSON                        Deliver an Account Application    Deliver your payment directly to
Pacific Horizon Funds, Inc.      and your payment directly to the  the address on the left.
c/o PFPC INC.                    address on the left.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809

BY WIRE                          Initial purchases of shares into  Contact the Fund's transfer a new account may not be made by  agent at 800-346-2087 for
                                 wire.                             complete wiring instructions.
                                                                   Instruct your bank to transmit
                                                                   immediately available funds for
                                                                   purchase of Fund shares in your
                                                                   name.
                                                                   Be sure to include your name and
                                                                   your Fund account number.
                                 Consult your bank for information on remitting funds by wire and any associated bank charges.

                                 OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
                                 ------------------                --------------------
BY TELETRADE                     TeleTrade Privileges may not be   Purchases may be made in the
(a service permitting transfers  used to make an initial           minimum amount of $500 and the
of money from your checking,     purchase.                         maximum amount of $50,000 per
savings or bank money market                                       transaction as soon as
account                                                            appropriate information
                                                                   regarding your bank account has
                                                                   been established on your Fund
                                                                   account. This information may be
                                                                   provided on the Account
                                                                   Application or in a signature
                                                                   guaranteed letter of instruction
                                                                   to the Transfer Agent. Signature
                                                                   guarantees are discussed under
                                                                   "How to Sell Shares."
                                                                   Call 800-346-2087 to make your
                                                                   purchase

             You should refer to the "Shareholder Services" section for additional important information about the TeleTrade Privilege.

   YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS AND
                                   EXCHANGES,
                        TO INVEST IN YOUR FUND ACCOUNT.
      PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE
                                  INFORMATION.

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's Transfer Agent.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of the Transfer Agent's business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

You must specify at the time of investment whether you are purchasing A, B or K Shares. Certificates for shares are no longer issued. Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account. If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Company will not accept third party checks for investment. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

                                 TO SELL SHARES

      THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
        (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)

                    Contact them directly for instructions.

                            THROUGH THE DISTRIBUTOR
          (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)

BY MAIL                                           Send a signed, written request (each owner, including
Pacific Horizon Funds, Inc.                       each joint owner, must sign) to the Transfer Agent.
[Name of Fund]
P.O. Box 8968
Wilmington, DE 19899-8968
                                                  If you hold stock certificates for the shares being
                                                  redeemed, make sure to endorse them for transfer, have
                                                  your signature on them guaranteed by your bank or
                                                  another guarantor institution (as described in the
                                                  section entitled "What Kind Of Paperwork Is Involved In
                                                  Selling Shares?") and include them with your request.

IN PERSON                                         Deliver your signed, written request (each owner,
Pacific Horizon Funds, Inc.                       including each joint owner, must sign) and any
c/o PFPC Inc.                                     certificates (endorsed for transfer and signature
400 Bellevue Parkway                              guaranteed as described in the section entitled "What
Suite 108                                         Kind Of Paperwork Is Involved In Selling Shares?") to
Wilmington, DE 19809                              the address on the left.

BY WIRE                                           As soon as appropriate information regarding your bank account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the Transfer Agent, and redemption proceeds will be wired in federal funds to the commercial bank you have specified. Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee requirements are discussed in the section entitled "What Kind Of
                                                  Paperwork Is Involved In Selling Shares?"
                                                  Redemption proceeds will normally be wired the business day after your request and any other necessary documents have been received by the
                                                  Transfer Agent.
                                                  Wire Privileges apply automatically unless you indicate on the Account
                                                  Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                                  Requests must be for at least $1,000 and may be subject to limits on frequency and amount.
                                                  Wire Privileges may be modified or suspended at any time, and are not available for shares issued in certificate form.
                                                  Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

BY TELETRADE                                      You may redeem Fund shares (minimum of $500 and maximum of $50,000 per
(a service permitting transfers of                transaction) by telephone after appropriate information regarding your
money to your checking, savings                   bank account has been established on your Fund account. This
or bank money market account)                     information may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent.
                                                  Signature guarantee requirements are discussed in the section entitled
                                                  "What Kind of Paperwork Is Involved in Selling Shares?"
                                                  Redemption orders may be placed by calling 800-346-2087.
                                                  TeleTrade Privileges apply automatically unless you indicate on the
                                                  Account Application or in a subsequent written notice to the Transfer
                                                  Agent that you do not wish to have them.
                                                  You should refer to the "Shareholder Services" section for additional important information about the TeleTrade Privilege.

OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent. Although the Fund itself imposes no charge when A Shares are redeemed, if you purchase shares through Bank of America or a Service Organization they may charge a fee for providing certain services in connection with investments in Fund shares.

When you redeem your B Shares within 6 years of purchase (or longer if your shares have been exchanged for Y Shares of the Pacific Horizon Prime Fund), you may be subject to a contingent deferred sales charge as described above.

The Fund imposes no charge when K Shares are redeemed.

The Company reserves the right to redeem accounts (other than 401(k), IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance. The contingent deferred sales charge will not be imposed upon such involuntary redemptions.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming A, B or K Shares. If you own either A and K as well as B Shares of the Fund, A or K Shares will be redeemed first unless you request otherwise. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in like shares of the same Fund within 120 days of your redemption trade date without paying a sales load. Upon such a reinvestment, your account will be re-credited any contingent deferred sales charge imposed on any redeemed B Shares or any Y Shares of the Pacific Horizon Prime Fund. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 120 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

                       DIVIDEND AND DISTRIBUTION POLICIES

Dividends from the Fund's net income is declared and paid as a dividend on a quarterly basis and net realized capital gains (if any) are distributed at least annually. Dividends are paid within five business days after the quarter end.

You will automatically receive dividends and capital gain distributions in additional shares of the same class of shares of the Fund for which the dividend was declared without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From A Fund Be Invested In Other Funds?" If you elect to receive distributions in cash, and if your checks
(1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, PFPC, Inc., at P.O. Box 8968, Wilmington, Delaware 19899-8968. The election or revocation will become effective with respect to dividends paid after it is received and processed by the Transfer Agent.

                              SHAREHOLDER SERVICES

    PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE MANAGING
                       YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUND IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

The contingent deferred sales charge with respect to B Shares will not be charged on redemptions in connection with minimum required distributions from an IRA due to a shareholder having reached 70 1/2. For details, contact the Fund at 800-346-2087. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult their tax advisers.

Additionally, K Shares are available to businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America, accounts under Section 403(b)(7) of the Code, deferred compensation plans under
Section 457 of the Code, to Qualified IRA Rollovers and certain other retirement plans.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for: like shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. Specifically, A Shares may be exchanged for other A Shares, B Shares may be exchanged for other B Shares and K Shares may be exchanged for other K Shares. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING A SHARES PURCHASED WITH A SALES LOAD FOR A SHARES OF ANOTHER LOAD FUND OF THE COMPANY OR TIME HORIZON FUNDS. B Shares may be exchanged for other B Shares or for Y Shares of the Pacific Horizon Prime Fund without the payment of any contingent deferred sales charge at the time the exchange is made. In addition, Y Shares of the Pacific Horizon Prime Fund that were acquired through an exchange of B Shares may be exchanged for B Shares without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable upon redemption of B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through the exchange unless the shares acquired through the exchange are Y Shares of the Pacific Horizon Prime Fund. The time period during which Y Shares of the Pacific Horizon Prime Fund acquired through an exchange are held is not included when the amount of the contingent deferred sales charge is calculated.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below entitled "What Is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

An exchange is considered a sale of shares of a Fund and the purchase of shares of another Fund and may result in a capital gain or loss for federal income tax purposes.

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, savings or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, savings or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

Use of this Plan may also be disadvantageous for B Shares due to a potential need to pay a contingent deferred sales charge.

CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after 30 days' notice.

                            THE BUSINESS OF THE FUND

FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS
                               INVESTMENT ADVISER

Bank of America serves as the Fund's Investment Adviser. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

On April 13, 1998, BankAmerica Corporation ("BankAmerica") and NationsBank Corporation ("NationsBank") announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by October 1, 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

In its advisory agreement (the "Advisory Agreement"), Bank of America has agreed to manage the Fund's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Fund's securities. The Advisory Agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America. Bank of America may also employ a sub-adviser provided that Bank of America remains fully responsible to the Fund for the acts and omissions of the sub-adviser.

An investment management team headed by James Miller, Chief Investment Officer of Quantitative Based Equity Management for Bank of America is responsible for day-to-day investment activities of the equity portion of the Asset Allocation Fund. Mr. Miller has been associated with Bank of America since 1988. Kirk Hartman is primarily responsible for the selection of securities for the fixed income portion of the Asset Allocation Fund. He is Chief Investment Officer and Head of Fixed Income at Bank of America. Mr. Hartman joined Bank of America in 1995. From 1987 to 1995, Mr. Hartman served as Managing Director and Chief Operations Manager of Lehman Brothers.

For the services provided and expenses assumed under the Advisory Agreement, Bank of America is entitled to receive a fee at the annual rate of 0.40% of the Fund's average daily net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers"). Prior to June 23, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.55% of the average daily net assets of the Master Portfolio. On that date, the Asset Allocation Fund withdrew its investment in the Master Portfolio and began investing directly in portfolio securities pursuant to a new investment advisory agreement between the Company and Bank of America which superseded the then existing advisory agreement between Master Investment Trust, Series I and Bank of America with respect to the Master Portfolio. During the period from March 1, 1997 through June 23, 1997, the Master Portfolio paid Bank of America advisory fees at an effective annual rate of 0.02% of the Master Portfolio's average daily net assets, and Bank of America waived a portion of its fee at an effective annual rate of 0.13% of the Master Portfolio's average daily net assets. During the period from June 24, 1997 through February 28, 1998, the Fund paid Bank of America 0.28% and Bank of America waived a portion of its fee at the effective annual rate of 0.12% of the Fund's average daily assets.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, Distribution and Services Plan, Distribution Plan and Administrative and Shareholder Services Plan as described under "Plan Payments" below, and may receive fees charged directly to their accounts in connection with investments in Fund shares.

                                 ADMINISTRATOR

Bank of America serves as Administrator of the Fund. Bank of America's principal office is located at 555 California Street, San Francisco, CA 94104. For the period from March 1, 1997 through September 15, 1997, The BISYS Group Inc., through its wholly-owned subsidiary BISYS Funds Services L.P. (collectively, "BISYS"), served as administrator of the Fund. For the period September 15, 1997 through February 28, 1998, Bank of America served as the Fund's administrator.

Under its administration agreement with the Company, Bank of America has agreed to: pay the costs of maintaining the offices of the Company; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Fund and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain books and records of the Fund; calculate the net asset value of the Fund; calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the operations of the Fund.

For its services as administrator, Bank of America is entitled to receive an administration fee from the Fund at the annual rate of 0.20% of the Fund's average daily net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers"). Prior to June 23, 1997, BISYS was entitled to receive an administration fee payable at the annual rate of 0.15% of the Fund's average daily net assets and 0.05% of the Asset Allocation Master Portfolio's average daily net assets. From June 24, 1997 through September 15, 1997, BISYS was entitled to receive an administration fee payable by the Fund at the annual rate of 0.15% of the Fund's average daily net assets. During the period from March 1, 1997 through June 23, 1997, the Asset Allocation Master Portfolio paid BISYS administration fees at an effective annual rate of 0.01% of the Asset Allocation Master Portfolio's average daily net assets, and BISYS waived a portion of its fee with respect to the Asset Allocation Master Portfolio at an effective annual rate of 0.01% of the Asset Allocation Master Portfolio's average daily net assets. For the same period, BISYS waived its entire administration fee payable by the Asset Allocation Fund. During the period June 24, 1997 through September 15, 1997, BISYS received administration fees from the Fund at an effective annual rate of 0.03% of the Fund's average daily net assets. During the period September 15, 1997 through February 28, 1998 the Fund paid Bank of America administration fees at an effective annual rate of 0.07% of the Fund's average daily net assets. During the period June 24, 1997 through February 28, 1998, neither BISYS nor Bank of America waived administration fees with respect to the Fund.

Bank of America has entered into an agreement with PFPC Inc., an indirect wholly-owned subsidiary of PNC Bank Corp. ("PFPC"), pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, among other things, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for these services.

Pursuant to the authority granted in its administration agreements, Bank of America or a subcontractor has entered into an agreement with PFPC under which PFPC provides certain accounting, bookkeeping, pricing, and dividend and distribution calculation services to the Fund. The Fund bears all fees and expenses charged by PFPC for these services.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by Provident Distributors, Inc. ("PDI" or the "Distributor"). The Distributor is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, National Association, 1600 Market Street, 28th Floor, Philadelphia, Pennsylvania, 19103 serves as the Custodian of the Fund. PFPC is the transfer and dividend disbursing agent of the Fund and its address as transfer agent is P.O. Box 8968, Wilmington, Delaware 19809-8968.

FEE WAIVERS

Except as noted in this Prospectus and the Statement of Additional Information, the service contractors bear all expenses in connection with the performance of their services, and the Fund bears the expenses incurred in its operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. Periodically, during the course of the Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain Fund expenses as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.

                                TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUND.

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

The Fund's distributions will generally be taxable to shareholders as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares.

You should note that if you purchase shares just prior to a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends that were received with respect to the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges, and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Fund itself will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability, or (2) to take such amount as an itemized deduction.

For more information regarding the taxation of the Fund, consult the Statement of Additional Information under the heading "Additional Information Concerning Taxes." You should also consult your tax adviser for information regarding the federal, state and local tax consequences and the applicability of any foreign taxes or U.S. withholding taxes with respect to your specific situation.

                             MEASURING PERFORMANCE

THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of the Fund over a specified 30-day period.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares, and include the maximum front-end sales charge for A Shares and the applicable contingent deferred sales charge for B Shares. The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30-day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30-day or one month measuring period will be identified along with any yield quotation to which it relates.

The Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, the Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; IBC Financial Data, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

                             DESCRIPTION OF SHARES

THE COMPANY IS A MARYLAND CORPORATION THAT WAS ORGANIZED ON OCTOBER 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of 100 million shares of Class O Common Stock, 100 million shares of Class O -- Special Series 3 Common Stock; 100 million shares of Class O -- Special Series 5 Common Stock and 100 million shares of Class O -- Special Series 7 Common Stock representing interests in the Fund, and additional classes of shares representing interests in other investment portfolios of the Company. Class O Common Stock are the "A" Shares; Class O -- Special Series 3 Common Stock are the "B" Shares; Class
O -- Special Series 5 Common Stock are the "K" Shares; and Class O -- Special Series 7 Common Stock are "SRF" Shares. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class O Common Stock, Class O -- Special Series 3 Common Stock, Class O -- Special Series 5 Common Stock or Class O -- Special Series 7 Common Stock) into one or more series. This Prospectus relates primarily to the Fund's A, B and K Shares. For more information about the Fund's SRF Shares or about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.

SRF Shares are offered for investment by eligible retirement accounts and are neither subject to a front-end sales charge nor a contingent deferred sales charge. SRF Shares will automatically convert to A Shares on the third anniversary of the reorganization date of the Seafirst Retirement Funds into the Company. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available, which is the case for eligible retirement accounts. A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. B Shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. See "Shareholder Guide -- What Alternative Sales Arrangements are Available?" for a description of eligible purchasers of K Shares.

A Shares, B Shares, K Shares and SRF Shares each have certain purchase, redemption and exchange privileges. Additionally, A Shares, B Shares and K Shares have certain shareholder services such as TeleTrade, an automatic investment program, an automatic withdrawal plan, a directed distribution plan and a direct deposit program.

The three classes of shares in the Fund which are publicly offered represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects except (a) SRF Shares and A Shares bear the expenses of their respective Shareholder Services Plans; (b) B Shares bear the expenses of a Distribution and Services Plan; and (c) K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan.

Except as noted below, shares representing interests in the Funds are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the particular Fund upon liquidation. The net income attributable to SRF, A, B and K Shares and the dividends payable on such Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to SRF Shares and A Shares, respectively, (b) Distribution and Services Plan fees attributable to B Shares,
(c) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (d) the incremental expenses associated with such Plans. SRF, A, B and K Shares may have different performance results due to sales charges and other expenses attributable to distribution, administrative service and/or shareholder servicing plans applicable with respect to a particular share class.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares; only holders of B Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution and Services Plan attributable to B Shares; only holders of K Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution Plan and Administrative and Shareholder Services Plan attributable to K Shares; and only holders of SRF Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to SRF Shares. The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

                                 PLAN PAYMENTS

The Company has adopted a Shareholder Services Plan (the "Plan") for A Shares, a Distribution and Services Plan for B Shares, and a Distribution Plan and an Administrative and Shareholder Services Plan for K Shares.

The Company has adopted a Shareholder Services Plan for A Shares, under which the A Shares of the Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The Company has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act, under which the B Shares of the Fund reimburse Bank of America for services rendered and costs incurred in connection with distribution of the B Shares and for shareholder servicing fees the Distributor pays to Service Organizations. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the K Shares of the Fund reimburse the Distributor for services rendered and costs incurred in connection with distribution of the K Shares. The Company has also adopted an Administrative and Shareholder Services Plan for K Shares, under which K Shares of the Fund reimburse the Distributor for administrative and shareholder servicing fees the Distributor pays to Service Organizations.

SHAREHOLDER SERVICES PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of the Fund's A Shares. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. For the fiscal year ended February 28, 1998, the Asset Allocation Fund made payments under the Plan at an effective annual rate of 0.25% of the A Shares' average daily net assets.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DISTRIBUTION AND SERVICES PLAN, DISTRIBUTION PLAN AND ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN

Under the Distribution Plan, the Fund pays the Distributor for distribution expenses primarily intended to result in the sale of the Fund's K Shares. Under the Distribution and Services Plan, each Fund pays Bank of America for distribution expenses primarily intended to result in the sale of such Fund's B Shares and for shareholder servicing expenses. Such distribution expenses include expenses incurred in connection with advertising and marketing the Fund's B and K Shares; payments to Service Organizations for assistance in connection with the distribution of B and K Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Fund (except those used for regulatory purposes, for solicitation or distribution to existing or potential A shareholders, or for distribution to existing B and K shareholders of the Fund) and in implementing and operating the Distribution and Services Plan and the Distribution Plan.

Shareholder servicing expenses under the Distribution and Services Plan and Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with shareholder services provided by Bank of America and the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of B and K Shares, such as assisting clients in processing exchange and redemption requests and in changing dividend options and account descriptions and responding to client inquiries concerning their investments. Administrative servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with administrative services provided by the Distributor and payments to Service Organizations for the provision of administrative services to beneficial owners of K Shares such as establishing and maintaining accounts and records relating to their clients who invest in K Shares, providing information to the Fund necessary for accounting or sub-accounting, and providing statements periodically to clients showing their position in K Shares.

Under the Distribution and Services Plan and the Distribution Plan, payments by the Fund for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets of the Fund's B or K Shares. Under the Distribution and Services Plan and the Administrative and Shareholder Services Plan, payments for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of the Fund's B and K Shares. Under the Administrative and Shareholder Services Plan, payments for administrative servicing expenses may not exceed 0.75% (annualized) of the average daily net assets of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of the Fund's B or K Shares. These amounts may be reduced pursuant to undertakings by the Distributor or Bank of America. Payments for distribution expenses under the Distribution and Services Plan and the Distribution Plan are subject to Rule 12b-1 under the 1940 Act. For the fiscal year ended February 28, 1998, the Asset Allocation Fund made payments under the Distribution, Administrative and Shareholder Services Plans at the effective annual rate of 0.75% of the average daily net assets of the Asset Allocation Fund's K Shares, and the Distributor waived fees under the Distribution, Administrative and Shareholder Services Plans at the effective annual rate of 0.00% of average daily net assets with respect to K Shares of the Asset Allocation Fund. During the fiscal year ended February 28, 1998, no B Shares were offered by the Company.

PROSPECTUS
JULY 1, 1998
Investment Portfolios Offered by

Pacific Horizon Funds, Inc.

This prospectus provides vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:

- are not bank deposits

- are not federally insured

- are not endorsed by any bank or government agency

- are not obligations of, or guaranteed by, Bank of America NT&SA or any of its affiliates

- are not guaranteed to achieve their goals

- involve investment risk, including possible loss of principal

More detailed information is available in a Statement of Additional Information dated July 1, 1998. You may obtain a free copy by calling 800-346-2087.

The Statement of Additional Information has been incorporated by reference into this prospectus (is legally a part of this prospectus) and has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's internet web site (http://www.sec.gov) to view the Statement of Additional Information, material incorporated by reference and other information.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLUE CHIP FUND

-  a diversified portfolio seeking long-term capital appreciation

-  primarily invests in blue chip stocks

AGGRESSIVE GROWTH FUND

-  a diversified portfolio seeking to maximize capital appreciation

- primarily invests in common stocks and securities convertible into common stocks

ASSET ALLOCATION FUND

- a diversified portfolio seeking long-term growth from capital appreciation and dividend and interest income

- actively allocates investments among the three major asset categories: bonds, equity securities and cash equivalents

CAPITAL INCOME FUND

- a diversified portfolio seeking a total investment return, comprised of current income and capital appreciation consistent with prudent investment risk

- primarily invests in convertible bonds and convertible preferred stocks of domestic issuers

INTERNATIONAL EQUITY FUND

-  a diversified portfolio seeking long-term capital growth

-  primarily invests in foreign equity investments

                                    CONTENTS

                                         2   GOALS, STRATEGIES AND PORTFOLIO SECURITIES
                                         3   EXPENSE SUMMARY
                                        10   FINANCIAL HIGHLIGHTS
                                        25   FUND INVESTMENTS
                                        25   Investment Objectives
                                        25   Types Of Investments
                                        34   Fundamental Limitations
                                        34   Types of Investment Risk
                                        35   Other Investment Practices and Considerations
SHAREHOLDER GUIDE                       44   HOW TO BUY SHARES
                                        44   What Is My Minimum Investment In The Funds?
                                        44   What Alternative Sales Arrangements Are Available?
                                        45   How Are Shares Priced?
                                        49   How Do I Decide Whether to Buy A, B or K Shares?
                                        51   How Can I Buy Shares?
                                        52   What Price Will I Receive When I Buy Shares?
                                        53   What Else Should I Know To Make A Purchase?
                                        53   HOW TO SELL SHARES
                                        53   How Do I Redeem My Shares?
                                        55   What NAV Will I Receive For Shares I Want To Sell?
                                        55   What Kind of Paperwork Is Involved In Selling Shares?
                                        56   How Quickly Can I Receive My Redemption Proceeds?
                                        56   Do I Have Any Reinstatement Privileges After I Have
                                                  Redeemed Shares?
                                        56   DIVIDEND AND DISTRIBUTION POLICIES
                                        57   SHAREHOLDER SERVICES
                                        57   Can I Use The Fund In My Retirement Plan?
                                        57   Can I Exchange My Investment From One Fund To Another?
                                        58   What Is TeleTrade?
                                        59   Can I Arrange To Have Automatic Investments Made On A
                                                  Regular Basis?
                                        59   What Is Dollar Cost Averaging And How Can I Implement It?
                                        59   Can I Arrange Periodic Withdrawals?
                                        60   Can My Dividends From The Fund Be Invested In Other Funds?
                                        60   Is There A Salary Deduction Plan Available?
THE BUSINESS OF THE FUNDS               60   FUND MANAGEMENT
                                        61   Service Providers
                                        64   Fee Waivers
                                        65   TAX INFORMATION
                                        66   MEASURING PERFORMANCE
                                        67   DESCRIPTION OF SHARES
                                        69   PLAN PAYMENTS
                                       A-1   APPENDIX A -- CORPORATE BOND RATINGS

       DISTRIBUTOR:                              INVESTMENT ADVISER:
       Provident Distributors, Inc.              Bank of America National Trust and Savings Association
       Four Falls Corporate Center               555 California Street
       6th Floor                                 San Francisco, CA 94104
       West Conshohocken, PA 19428

                                Sub-Adviser to the International Equity Fund:
                                     Wellington Management Company, LLP
                                               75 State Street
                                              Boston, MA 02109

                   GOALS, STRATEGIES AND PORTFOLIO SECURITIES

The BLUE CHIP FUND seeks to provide investors with long-term capital appreciation. To pursue this goal, the fund invests primarily in a diversified portfolio of blue chip stocks. Such securities are generally included in either the Dow Jones Industrial Average ("DJIA") or the Standard & Poor's 500 Composite Stock Index ("S&P 500"); however up to 15% of its total assets may be invested in securities that are not included in the DJIA or S&P 500.

Unlike most other investment companies which invest directly in portfolio securities, the Blue Chip Fund seeks to achieve its investment objective by investing all of its investable assets in a fund of an open end, management investment company (the "Blue Chip Master Portfolio") having the same investment objective as that of the Blue Chip Fund. Under normal circumstances, the Blue Chip Master Portfolio invests at least 65% of total assets in blue chip stocks.

The AGGRESSIVE GROWTH FUND seeks to provide investors with maximum capital appreciation. To pursue this goal, the fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Under normal circumstances, the Aggressive Growth Fund invests at least 65% of total assets in equity securities. The Aggressive Growth Fund may also invest up to 20% of its total assets in securities issued by foreign issuers. During temporary defensive periods, the Aggressive Growth Fund may hold without limitation cash equivalents such as money market instruments.

The ASSET ALLOCATION FUND seeks to provide investors with long-term growth from capital appreciation and dividend and interest income. To pursue this goal, the fund actively allocates its investments among the three major asset categories: bonds, equity securities and cash equivalents. Under normal circumstances, the equity portion of the Asset Allocation Fund will invest primarily in blue chip stocks and the fixed income portion will invest in investment grade bonds. Blue Chip Stocks are generally included in either the DJIA or S&P 500. The Asset Allocation Fund may invest up to 25% of its total assets in securities issued by foreign issuers.

The CAPITAL INCOME FUND seeks to provide investors with a total investment return, comprised of current income and capital appreciation consistent with prudent investment risk. To pursue this goal, the fund invests primarily in a diversified portfolio of convertible bonds and convertible preferred stocks of domestic issues. Under normal circumstances, the Capital Income Fund will invest at least 65% of total assets in convertible securities. The Capital Income Fund may invest up to 15% of its total assets in Eurodollar convertible securities.

The INTERNATIONAL EQUITY FUND seeks to provide investors with long-term capital growth. To pursue this goal, the International Equity Fund invests primarily in a diversified portfolio of foreign equity securities although it may invest a portion of its assets in convertible bonds and debt securities. Under normal circumstances, the International Equity Fund invests at least 80% of total assets in equity securities of foreign companies. Equity securities in which the International Equity Fund may invest include common stock, preferred stock, securities convertible into common stocks or preferred stocks, and warrants to purchase such securities. The International Equity Fund may also invest, without limit, in securities of foreign issuers in the form of American Depositary Receipts. The International Equity Fund may invest up to 20% of its total assets in convertible bonds and debt securities. These debt obligations include U.S. Government and foreign government securities and corporate debt securities.

RISK FACTORS

As with most funds that invest in stocks, the value of your investment in each of the Funds will fluctuate in response to stock market movements. To the extent that a Fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance.

Similarly, as with most funds that invest in fixed income securities or convertible securities, the value of your investment in the Asset Allocation or Capital Income Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. Convertible securities pay a fixed rate of interest and return principal at maturity, similar to straight debt obligations. Unlike straight debt obligations, they may be converted into a set amount of corporate common stock. There are also risks related to investing in lower rated securities.

Because it invests internationally, the International Equity Fund carries additional risks, including currency, information, natural event and political risks, making the Fund more volatile than a comparable domestic fund.

PORTFOLIO MANAGEMENT/SUB-ADVISOR

Bank of America National Trust and Savings Association ("Bank of America") serves as each Fund's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $77 billion under management, including over $22 billion in mutual funds.

The investment management team of the Blue Chip Fund and Aggressive Growth Fund is headed by James Miller, Executive Vice President and Chief Investment Officer of Bank of America's Quantitative Based Equity Management Team. Portfolio management services for the equity portion of the Asset Allocation Fund are conducted by an investment management team headed by James Miller and for the fixed income portion are conducted by Kirk Hartman, Chief Investment Officer and Head of Fixed Income at Bank of America. Portfolio management services to the Capital Income Fund are conducted by Ed Cassens, Vice President and Senior Portfolio Manager of Bank of America. Wellington Management Company, LLP ("Wellington Management"), serves as the International Equity Fund's Sub-Adviser. Day-to-day management of the Fund is conducted by Trond Skramstad and Andrew S. Offit. Mr. Skramstad, Wellington Management's Director of International Equity Investments, is chairman of Wellington Management's Global Equity Strategy Group, a group of regional equity portfolio managers and senior investment professionals responsible for providing investment research and recommendations.

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. The Funds offer three classes of shares. A Shares are offered at net asset value plus a front-end sales charge (see page 45 of the Prospectus for an explanation of net asset value per share) and are subject to a shareholder servicing fee. B Shares are offered at net asset value without a front-end sales charge but are subject to a contingent deferred sales charge plus distribution and shareholder servicing fees. K Shares are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge, but are subject to distribution, administrative servicing and shareholder servicing fees. B Shares of the Fund held for 9 years will convert to A Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES include payments by the Funds and the Blue Chip Master Portfolio (which are allocable to the Blue Chip Fund). Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, distribution (in the case of B and K Shares only), shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses imposed by the Funds for A, B and K Shares, the operating expenses of the A and K Shares of each Fund except the Asset Allocation Fund incurred during the last fiscal year, and the operating expenses of the B Shares of each Fund and the A and K Shares of the Asset Allocation Fund expected to be incurred during the current fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

BLUE CHIP FUND

                                                              A SHARES    B SHARES    K SHARES
                                                              --------    --------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................    5.50%       None        None
Maximum Sales Load Imposed on Reinvested Dividends..........    None        None        None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None        5.00%       None
Redemption Fees.............................................    None        None        None
Exchange Fee................................................    None        None        None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees.............................................    0.70%       0.70%       0.70%
12b-1 Fees (or in the case of certain Class K Shares,
  Administrative Service Fees) (After Fee Waivers)*.........       0%       0.75%       0.50%
Shareholder Services Fee*...................................    0.25%       0.25%       0.25%
Other Expenses (After Fee Waivers)..........................    0.23%       0.23%       0.23%
                                                                ----        ----        ----
Total Operating Expenses (After Fee Waivers)+...............    1.18%       1.93%       1.68%
                                                                ====        ====        ====

---------------

+ Absent fee waivers, Other Expenses for the Blue Chip Fund's A, B and K Shares would be 0.27% of average net assets (annualized). Total Operating Expenses for the Blue Chip Fund's A, B and K Shares would be 1.22%, 1.97% and 1.72% of average net assets (annualized), respectively.

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% and 0.75% of the average net assets (annualized) of the Fund's B and K Shares, respectively. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's B and K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 1.00% and 0.75% of the average net assets of the Fund's B and K Shares, respectively. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Blue Chip Fund as shown in the above table, long-term B and K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD Regulations, Inc. For a further description of shareholder transaction expenses and the Blue Chip Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                             AFTER      AFTER      AFTER      AFTER
                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
A Shares(1)................................................   $66       $ 90       $116        $190
B Shares Assuming complete redemption at end of
  period(2)................................................   $70       $103       $132        $225(3)
Assuming no redemption.....................................   $20       $ 61       $104        $225(3)
K Shares...................................................   $17       $ 53       $ 91        $199

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

(2) Assumes deduction at redemption of maximum applicable contingent deferred sales charge.

(3) Assumes conversion of B Shares to A Shares after 9 years.

AGGRESSIVE GROWTH FUND

                                                              A SHARES    B SHARES    K SHARES
                                                              --------    --------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................    5.50%       None        None
Maximum Sales Load Imposed on Reinvested Dividends..........    None        None        None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None        5.00%       None
Redemption Fees.............................................    None        None        None
Exchange Fee................................................    None        None        None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees.............................................    0.90%       0.90%       0.90%
12b-1 Fees (or in the case of certain Class K Shares,
  Administrative Service Fees) (After Fee Waivers)*.........       0%       0.75%       0.50%
Shareholder Services Fee*...................................    0.25%       0.25%       0.25%
Other Expenses..............................................    0.31%       0.31%       0.31%
                                                                ----        ----        ----
Total Operating Expenses (After Fee Waivers)+...............    1.46%       2.21%       1.96%
                                                                ====        ====        ====

---------------

+ Absent fee waivers, Total Operating Expenses for the Fund's A, B and K Shares would be 1.52%, 2.27% and 2.21% of average net assets (annualized).

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% and 0.75% of the average net assets (annualized) of the Fund's B and K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares respectively. However, it is expected that during the current fiscal year, such fees will not exceed 1.00% and 0.75% of the average net assets of the Fund's B and K Shares, respectively. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Aggressive Growth Fund as shown in the above table, long-term B and K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulations, Inc. For a further description of shareholder transaction expenses and the Aggressive Growth Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated.

                                                             AFTER      AFTER      AFTER      AFTER
                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
A Shares(1)................................................   $69       $ 99       $130        $220
B Shares Assuming complete redemption at end of
  period(2)................................................   $72       $111       $146        $254(3)
Assuming no redemption.....................................   $22       $ 69       $118        $254(3)
K Shares...................................................   $20       $ 62       $106        $229

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

(2) Assumes deduction at redemption of maximum applicable contingent deferred sales charge.

(3) Assumes conversion of B Shares to A Shares after 9 years.

ASSET ALLOCATION FUND

                                                              A SHARES    B SHARES    K SHARES
                                                              --------    --------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................    5.50%       None        None
Maximum Sales Load Imposed on Reinvested Dividends..........    None        None        None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None        5.00%       None
Redemption Fees.............................................    None        None        None
Exchange Fee................................................    None        None        None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees.............................................    0.55%       0.55%       0.55%
12b-1 Fees (or in the case of certain Class K Shares,
  Administrative Service Fees) (After Fee Waivers)*.........       0%       0.75%       0.50%
Shareholder Services Fee*...................................    0.25%       0.25%       0.25%
Other Expenses..............................................    0.23%       0.23%       0.23%
                                                                ----        ----        ----
Total Operating Expenses (After Fee Waivers)+...............    1.03%       1.78%       1.53%
                                                                ====        ====        ====

---------------

+ Absent fee waivers, Total Operating Expenses for the Fund's K Shares would be
  1.78% of average net assets (annualized).

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% and 0.75% of the average net assets (annualized) of the Fund's B and K Shares, respectively. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's B and K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 1.00% and 0.75% of the average net assets of the Fund's B and K Shares, respectively. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Asset Allocation Fund as shown in the above table, long-term B and K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc. For a further description of shareholder transaction expenses and the Asset Allocation Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                             AFTER      AFTER      AFTER      AFTER
                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
A Shares(1)................................................   $65        $86       $109        $174
B Shares Assuming complete redemption at end of
  period(2)................................................   $68        $99       $125        $209(3)
Assuming no redemption.....................................   $18        $56       $ 96        $209(3)
K Shares...................................................   $16        $48       $ 83        $182

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

(2) Assumes deduction at redemption of maximum applicable contingent deferred sales charge.

(3) Assumes conversion of B Shares to A Shares after 9 years.

CAPITAL INCOME FUND

                                                              A SHARES    B SHARES    K SHARES
                                                              --------    --------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................    5.50%       None        None
Maximum Sales Load Imposed on Reinvested Dividends..........    None        None        None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None        5.00%       None
Redemption Fees.............................................    None        None        None
Exchange Fee................................................    None        None        None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees.............................................    0.65%       0.65%       0.65%
12b-1 Fees (or in the case of certain Class K Shares,
  Administrative Service Fees) (After Fee Waivers)*.........       0%       0.75%       0.50%
Shareholder Services Fee*...................................    0.25%       0.25%       0.25%
Other Expenses..............................................    0.22%       0.22%       0.22%
                                                                ----        ----        ----
Total Operating Expenses (After Fee Waivers)*...............    1.12%       1.87%       1.62%
                                                                ====        ====        ====

---------------

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% and 0.75% of the average net assets (annualized) of the Fund's B and K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's B and K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 1.00% and 0.75% of the average net assets of the Fund's B and K Shares, respectively. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Capital Income Fund as shown in the above table, long-term B and K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc. For further description of shareholder transaction expenses and the Capital Income Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                             AFTER      AFTER      AFTER      AFTER
                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
A Shares(1)................................................   $66       $ 89       $113        $184
B Shares Assuming complete redemption at end of
  period(2)................................................   $69       $101       $129        $219(3)
Assuming no redemption.....................................   $19       $ 59       $101        $219(3)
K Shares...................................................   $16       $ 51       $ 88        $192

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

(2) Assumes deduction at redemption of maximum applicable contingent deferred sales charge.

(3) Assumes conversion of B Shares to A Shares after 9 years.

INTERNATIONAL EQUITY FUND

                                                              A SHARES    B SHARES    K SHARES
                                                              --------    --------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................    5.50%       None        None
Maximum Sales Load Imposed on Reinvested Dividends..........    None        None        None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None        5.00%       None
Redemption Fees.............................................    None        None        None
Exchange Fee................................................    None        None        None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees (After Fee Waivers)+........................       0%          0%          0%
12b-1 Fees (or in the case of certain Class K Shares,
  Administrative Service Fees) (After Fee Waivers)*.........       0%       0.75%       0.50%
Shareholder Services Fee (After Fee Waivers)*...............    0.03%       0.03%       0.03%
Other Expenses (After Fee Waivers and Expense
  Reimbursements)+..........................................    1.19%       1.19%       1.19%
                                                                ----        ----        ----
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)+..........................................    1.22%       1.97%       1.72%
                                                                ====        ====        ====

---------------

+ Absent fee waivers and/or expense reimbursements, Management Fees for each class of shares of the Fund would be 0.95% of the average net assets (annualized); Other Expenses for the Fund's A, B and K shares would be 1.41%, 1.41% and 1.41% of average net assets (annualized) and Total Operating Expenses for the Fund's A, B and K Shares would be 2.61%, 3.36% and 3.11% of average net assets (annualized), respectively.

* Absent fee waivers, 12b-1 fees, administrative services and shareholder services fees would be 0.75%, 0.75% and 0.25% of the average net assets (annualized) of the Fund's B and K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's B and K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 1.00% and 0.75% of the average net assets of the Fund's B and K Shares, respectively. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Fund as shown in the above table, long-term B and K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD Regulation, Inc. Absent fee waivers, shareholder services fees would be 0.25% of the average net assets (annualized) of the Funds A Shares. For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Fund" and "Plan Payments" below.

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                             AFTER      AFTER      AFTER      AFTER
                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
A Shares(1)................................................   $67       $ 92       $118        $195
B Shares Assuming complete redemption at end of
  period(2)................................................   $70       $104       $134        $230(3)
Assuming no redemption.....................................   $20       $ 62       $106        $230(3)
K Shares...................................................   $17       $ 54       $ 93        $203

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

(2) Assumes deduction at redemption of maximum applicable contingent deferred sales charge.

(3) Assumes conversion of B Shares to A Shares after 9 years.

Note: The preceding operating expenses and examples should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a shareholder of the Funds.

MANAGEMENT FEES CONSIST OF:

- an investment advisory fee payable at the annual rate of 0.50%, 0.60%, 0.40%, 0.45% and 0.75% of the Blue Chip Master Portfolio's, Aggressive Growth Fund's, Asset Allocation Fund's, Capital Income Fund's and International Equity Fund's respective average daily net assets; and

- an administration fee payable at the annual rate of 0.15% and 0.05% of the Blue Chip Fund's and Master Portfolio's respective average daily net assets and 0.30%, 0.15%, 0.20% and 0.20% of the Aggressive Growth Fund's, Asset Allocation Fund's, Capital Income Fund's and International Equity Fund's respective average daily net assets.

The Board of Directors of the Company believes that the aggregate per share expenses of the Blue Chip Fund and the Blue Chip Master Portfolio in which the Blue Chip Fund's assets are invested will be less than or approximately equal to the expenses which the Blue Chip Fund would incur if the Company retained the services of an investment adviser for the Blue Chip Fund and the assets of the Blue Chip Fund were invested directly in the type of securities held by the Blue Chip Master Portfolio. Further, the Directors believe that the shareholders of the Blue Chip Fund may participate in the ownership of a larger portfolio of securities than could be achieved directly by the Blue Chip Fund. There can be no assurance, however, that such will be the case or that any economies of scale that might occur if other investors acquire shares of the Blue Chip Master Portfolio will be realized.

SELECTION OF APPROPRIATE SHARE CLASS

The alternative sales arrangements permit you to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time you expect to hold the shares and other circumstances. You should determine whether under your particular circumstances it is more advantageous to incur a front-end sales charge and thereafter be subject to annual fees under a Shareholder Services Plan, with respect to A Shares; have the entire initial purchase price invested in the Fund with the investment thereafter being subject to annual fees under a Distribution and Services Plan and a contingent deferred sales charge upon redemption within the first six years of investment, with respect to B Shares, or incur neither a front-end sales charge nor a contingent deferred sales charge, but incur fees under a Distribution Plan and/or an Administrative and Shareholder Services Plan with respect to K shares. K Shares, however, are only available to certain types of investors. See the sections entitled "What Alternative Sales Arrangements are Available?" and "How Do I Decide Whether to Buy A, B or K Shares?".

                              FINANCIAL HIGHLIGHTS

The tables below show certain information concerning the investment results for the Funds for the years and periods indicated. During the periods shown, the Funds did not offer B Shares. Actual investment results of the B Shares may be different.

The Capital Income Fund commenced operations on September 25, 1987 as the Total Return Fund (the "Predecessor Fund"), a separate portfolio of a Massachusetts business trust called The Horizon Capital Funds. On January 1, 1989, the Predecessor Fund changed its name to The Pacific Horizon Convertible Securities Fund and on January 9, 1990 was reorganized as a portfolio of the Company. On September 16, 1991, the Capital Income Fund changed its name to the Pacific Horizon Capital Income Fund.

Prior to June 23, 1997, the Asset Allocation Fund operated as part of a master-feeder structure and invested all of its assets in a diversified investment portfolio of an open-end, management investment company called the Asset Allocation Portfolio of Master Investment Trust, Series I (the "Asset Allocation Master Portfolio") which had an identical investment objective as that of the Asset Allocation Fund. On June 23, 1997, the Fund withdrew its assets from the Asset Allocation Master Portfolio and invested them directly in portfolio securities.

Prior to September 1, 1996, the International Equity Fund operated as part of a master-feeder structure and invested all of its assets in a portfolio of Master Investment Trust, Series I (the "International Equity Master Portfolio"), which had an identical investment objective. On September 1, 1996, the International Equity Fund withdrew its assets from the International Equity Master Portfolio and invested them directly in portfolio securities.

The information for each of the: 1) four fiscal years in the four year period ended February 28, 1998 and the period ended February 28, 1994 with respect to A Shares of the Blue Chip Fund and the period July 22, 1996 through February 28, 1997 and the fiscal year ended February 28, 1998 with respect to K Shares of the Blue Chip Fund; 2) five fiscal years in the five year period ended February 28, 1998 with respect to A Shares of the Aggressive Growth Fund and the period July 22, 1996 through February 28, 1997 and the fiscal year ended February 28, 1998 with respect to K Shares of the Aggressive Growth Fund; 3) four fiscal years in the four year period ended February 28, 1998 and the period ended February 28, 1994 with respect to A Shares of the Asset Allocation Fund and the period July 22, 1996 through February 28, 1997 and the fiscal year ended February 28, 1998 with respect to K Shares of the Asset Allocation Fund; 4) five fiscal years in the five year period ended February 28, 1998 with respect to A Shares of the Capital Income Fund and the period July 22, 1996 through February 28, 1997 and the fiscal year ended February 28, 1998 with respect to K Shares of the Capital Income Fund; and 5) fiscal period ended February 28, 1997 and the fiscal year ended February 28, 1998 with respect to A Shares and K Shares of the International Equity Fund, has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Funds free of charge by calling 800-346-2087.

BLUE CHIP FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                                                      FOR THE PERIOD
                                                                                                       JANUARY 13,
                                                                                                           1994
                                                                                                        (INCEPTION
                                            FOR THE        FOR THE        FOR THE        FOR THE          DATE)
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                          FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,    FEBRUARY 28,
                                              1998         1997(a)          1996           1995            1994
                                          ------------   ------------   ------------   ------------   --------------
Net asset value per share, beginning of
  period................................     $25.22         $20.53         $15.81         $14.97          $15.00
                                             ------         ------         ------         ------          ------
Income from Investment Operations:
  Net investment income.................       0.16           0.23           0.26           0.31            0.02
  Net realized and unrealized gains
    (losses) on investment
    transactions........................       7.91           5.21           4.96           0.80           (0.05)
                                             ------         ------         ------         ------          ------
         Total income (loss) from
           investment operations........       8.07           5.44           5.22           1.11           (0.03)
                                             ------         ------         ------         ------          ------
Less Dividends and Distributions:
  Dividends to shareholders from net
    investment income...................      (0.15)         (0.22)         (0.28)         (0.27)             --
  Distributions to shareholders from net
    realized gains on investment
    transactions........................      (3.24)         (0.53)         (0.22)            --              --
                                             ------         ------         ------         ------          ------
         Total dividends and
           distributions................      (3.39)         (0.75)         (0.50)         (0.27)             --
                                             ------         ------         ------         ------          ------
Net change in net asset value per
  share.................................       4.68           4.69           4.72           0.84           (0.03)
                                             ------         ------         ------         ------          ------
Net asset value per share, end of
  period................................     $29.90         $25.22         $20.53         $15.81          $14.97
                                             ======         ======         ======         ======          ======
         Total Return*..................      33.96%         27.01%         33.39%          7.60%          (0.20)%++
Ratios/Supplemental Data:
  Net assets, end of period
    (millions)..........................     $  288         $  153         $   67         $    6          $    1
  Ratio of expenses to average net
    assets**............................       1.18%          1.28%          0.83%          0.00%           0.00%+
  Ratio of net investment income to
    average net assets**................       0.63%          0.99%          1.63%          2.46%           2.92%+
  Ratio of expenses to average net
    assets..............................       1.22%          1.71%          2.28%          6.32%          55.00%+
  Ratio of net investment income (loss)
    to average net assets...............       0.59%          0.56%          0.18%         (3.86)%        (52.08)%+

---------------

  * The total returns listed are not annualized for the period ended February 28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.

 ** Reflects the Blue Chip Fund's proportionate share of the Blue Chip Master
    Portfolio's expenses, the Master Portfolio's fee waivers and expense reimbursements and fee waivers and expense reimbursements of the Blue Chip Fund. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.04%, 0.43%, 1.45%, 6.32% and 55.00% (annualized) for the periods ended February 28, 1998, February 28, 1997, February 29, 1996, February 28, 1995 and February 28, 1994,
    respectively.

  + Annualized.

 ++ Not Annualized

(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

BLUE CHIP FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD
                                                                               JULY 22, 1996
                                                                FOR THE       (INCEPTION DATE)
                                                               YEAR ENDED         THROUGH
                                                              FEBRUARY 28,      FEBRUARY 28,
                                                                  1998              1997
                                                              ------------    ----------------
Net asset value per share, beginning of period..............     $25.20            $20.38
                                                                 ------            ------
Income from Investment Operations:
  Net investment income.....................................       0.04              0.07
  Net realized gains on investment transactions.............       7.83              5.35
                                                                 ------            ------
          Total income from investment operations...........       7.87              5.42
                                                                 ------            ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......      (0.04)            (0.07)
  Distributions to shareholders from net realized gains on
     investment transactions................................      (3.24)            (0.53)
                                                                 ------            ------
          Total dividends and distributions.................      (3.28)            (0.60)
                                                                 ------            ------
Net change in net asset value per share.....................       4.59              4.82
                                                                 ------            ------
Net asset value per share, end of period....................     $29.79            $25.20
                                                                 ======            ======
          Total Return......................................      33.08%            26.96%++
Ratios/Supplemental Data:
  Net assets, end of period (millions)......................     $    7            $    1
  Ratio of expenses to average net assets...................       1.67%             1.92%+
  Ratio of net investment income to average net assets......       0.12%             0.45%+
  Ratio of expenses to average net assets*..................       1.69%             2.12%+
  Ratio of net investment income to average net assets*.....       0.10%             0.25%+

---------------

 + Annualized. Reflects the Blue Chip Fund's proportionate share of the Blue
   Chip Master Portfolio's expenses, the Blue Chip Master Portfolio's fee waivers and expense reimbursements,and fee waivers and expense reimbursements of the Blue Chip Fund. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.02% and 0.20% (annualized) for the periods ended February 28, 1998 and February 28, 1997.

++ Not Annualized.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

AGGRESSIVE GROWTH FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                               YEAR ENDED
                                                              --------------------------------------------
                                                              FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 29,
                                                                  1998          1997(a)           1996
                                                              ------------    ------------    ------------
Net asset value per share, beginning of year................     $19.60         $ 23.49          $20.61
                                                                 ------         -------          ------
Income from Investment Operations:
  Net investment income (loss)..............................      (0.25)          (0.25)          (0.27)
  Net realized and unrealized gains (losses) on investment
    transactions............................................       4.62            2.26            8.35
                                                                 ------         -------          ------
         Total income (loss) from investment operations.....       4.37            2.01            8.08
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......         --              --              --
  Distributions to shareholders from net realized gains on
    investment transactions.................................      (1.33)          (5.90)          (5.20)
                                                                 ------         -------          ------
Net change in net asset value per share.....................       3.04           (3.89)           2.88
                                                                 ------         -------          ------
Net asset value per share, end of period....................     $22.64         $ 19.60          $23.49
                                                                 ======         =======          ======
         Total Return*......................................      23.30%           9.13%          40.88%
Ratios/Supplemental Data:
  Net assets, end of period (millions)......................     $  219         $   202          $  180
  Ratio of expenses to average net assets...................       1.46%           1.42%++         1.51%++
  Ratio of net investment income (loss) to average net
    assets..................................................      (1.18)%         (1.26)%          1.35%
  Portfolio turnover rate...................................         83%             99%             93%
  Ratio of expenses to average net assets**.................        1.52%(b)         1.44%         1.64%(b)
  Ratio of net investment income (loss) to average net
    assets**................................................      (1.25)%(b)           (b)                (b)

---------------

  + Security Pacific National Bank served as investment adviser through April
    21, 1992. Bank of America served as investment adviser commencing April 22, 1992.

 ++ Includes fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of decreasing the ratio of expenses to average net assets and increasing the ratio of net investment income (loss) to average net assets by 0.02%, 0.03%, 0.09%, 0.01%, and 0.26%, for the years ended February 28, 1993, February 29, 1992, February 28, 1991, February 28, 1990 and February 28, 1989, respectively. During the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, the Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the ratio of expenses to average net assets (without fee waivers and/or expense reimbursements) would have been 1.52%, 1.44% and 1.64%, respectively. For the fiscal year ended February 28, 1998, the ratio of net investment income to average net assets would have been 1.25%. For the fiscal years ended February 28, 1997 and February 1996, the ratio of net investment income was not affected by such credits.

  * The total return figures presented do not include the effect of the maximum 4.50% sales charge on A Shares.

 ** During the years ended February 28, 1998 and 1997 and February 29, 1996, the
    Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.

(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

(b) There were no waivers or reimbursements during the period.

--------------------------------------------------------------------------------

                                                  YEAR ENDED
    ------------------------------------------------------------------------------------------------------
    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
        1995           1994          1993+           1992           1991           1990           1989
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       $25.70         $24.68         $27.93         $22.51         $17.17         $14.49         $13.41
       ------         ------         ------         ------         ------         ------         ------
        (0.22)         (0.37)         (0.26)         (0.15)         (0.17)         (0.17)         (0.06)
        (0.95)          3.02          (2.26)          9.21           6.33           2.85           1.14
       ------         ------         ------         ------         ------         ------         ------
        (1.17)          2.65          (2.52)          9.06           6.16           2.68           1.08
           --             --             --             --             --             --             --
        (3.92)         (1.63)         (0.73)         (3.64)         (0.82)            --             --
       ------         ------         ------         ------         ------         ------         ------
        (5.09)          1.02          (3.25)          5.42           5.34           2.68           1.08
       ------         ------         ------         ------         ------         ------         ------
       $20.61         $25.70         $24.68         $27.93         $22.51         $17.17         $14.49
       ======         ======         ======         ======         ======         ======         ======
        (3.59)%        10.54%         (8.76)%        41.11%         37.01%         18.50%          8.05%++
       $  132         $  153         $  160         $  178         $  107         $   86         $   96
         1.46%          1.52%          1.49%++        1.44%++        1.55%++        1.51%++        1.28%++
         1.04%          1.20%          1.15%++        1.14%++        0.85%++        0.82%++       (0.30)%++
           92%            43%            43%            73%           155%           175%           276%
              (b)           (b)         1.51%         1.47%          1.64%          1.52%          1.54%
             (b)               (b)       1.13%        1.11%          0.78%          0.81%          0.04%

AGGRESSIVE GROWTH FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD
                                                                               JULY 22, 1996
                                                                FOR THE       (INCEPTION DATE)
                                                               YEAR ENDED         THROUGH
                                                              FEBRUARY 28,      FEBRUARY 28,
                                                                  1998              1997
                                                              ------------    ----------------
Net asset value per share, beginning of period..............     $19.53            $24.20
                                                                 ------            ------
Income from Investment Operations:
  Net investment (loss).....................................      (0.32)            (0.06)
  Net realized gains on investment transactions.............       4.56              1.29
                                                                 ------            ------
          Total income from investment operations...........       4.24              1.23
Less Dividends and Distributions:
  Distributions to shareholders from net realized gains on
     investment transactions................................      (1.33)            (5.90)
                                                                 ------            ------
Net change in net asset value...............................       2.91             (4.67)
                                                                 ------            ------
Net asset value per share, end of period....................     $22.44            $19.53
                                                                 ======            ======
          Total Return......................................      22.70%             5.65%+
Ratios/Supplemental Data:
  Net assets, end of period (000)...........................     $3,051            $  340
  Ratio of expenses to average net assets*..................       1.93%             1.95%++
  Ratio of net investment income (loss) to average net
     assets*................................................      (1.63)%           (1.78)%++
  Portfolio Turnover Rate...................................         83%               99%
  Ratio of expenses to average net assets...................       2.24%             2.22%++
  Ratio of net investment income (loss) to average net
     assets.................................................      (1.88)%           (2.03)%++

---------------

  + Not Annualized.

 ++ Annualized.

  * Includes fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of decreasing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.25% and 0.25%, respectively, for the periods ended February 28, 1998 and February 28, 1997. During the years ended February 28, 1998 and February 28, 1997, the Fund received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the ratio of expenses to average net assets would have been 2.24% and 2.22% respectively. The ratio of net investment income was not affected by such credits.

ASSET ALLOCATION FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                                                       FOR THE PERIOD
                                                                                                        JANUARY 13,
                                                                                                            1994
                                                                                                         (INCEPTION
                                             FOR THE        FOR THE        FOR THE        FOR THE          DATE)
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                           FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,    FEBRUARY 28,
                                               1998         1997(a)          1996           1995            1994
                                           ------------   ------------   ------------   ------------   --------------
Net asset value per share, beginning of
  period.................................    $ 19.40        $ 17.52        $ 15.15         $14.84          $15.00
                                             -------        -------        -------         ------          ------
Income from Investment Operations:
  Net investment income..................       0.52           0.48           0.52           0.48            0.03
  Net realized and unrealized gains
    (losses) on investment
    transactions.........................       3.72           2.50           2.86           0.24           (0.19)
                                             -------        -------        -------         ------          ------
         Total income (loss) from
           investment operations.........       4.24           2.98           3.38           0.72           (0.16)
                                             -------        -------        -------         ------          ------
Less Dividends and Distributions:
  Dividends to shareholders from net
    investment income....................      (0.47)         (0.46)         (0.53)         (0.41)             --
  Distributions to shareholders from net
    realized gains on investment
    transactions.........................      (1.76)         (0.64)         (0.48)            --              --
                                             -------        -------        -------         ------          ------
         Total dividends and
           distributions.................      (2.23)         (1.10)         (1.01)         (0.41)             --
                                             -------        -------        -------         ------          ------
Net change in net asset value per
  share..................................       2.01           1.88           2.37           0.31           (0.16)
                                             -------        -------        -------         ------          ------
Net asset value per share, end of
  period.................................    $ 21.41        $ 19.40        $ 17.52         $15.15          $14.84
                                             =======        =======        =======         ======          ======
         Total Return++..................      23.07%         17.64%         22.80%          5.03%          (1.07)%
Ratios/supplemental data:
  Net assets, end of period (000)........    $49,240        $34,838        $22,355         $5,694          $  666
    Ratio of expenses to average net
      assets*............................       1.03%          1.25%          0.62%          0.00%           0.00%+
    Ratio of net investment income to
      average net assets*................       2.67%          2.59%          3.49%          4.25%           4.20%+

---------------

  * Reflects the Asset Allocation Fund's proportionate share of the Asset Allocation Master Portfolio's expenses, the Asset Allocation Master Portfolio's fee waivers and expense reimbursements and fee waivers and expense reimbursements of the Asset Allocation Fund. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.06%, 0.69%, 2.30%, 7.89% and 83.95% (annualized) for the periods ended February 28, 1998, February 28, 1997, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

  + Annualized.

 ++ The total returns listed are not annualized for the period ended February
    28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.

(a) As of July 22, 1996, the Fund designated the existing series of Shares as "A" Shares.

ASSET ALLOCATION FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:

                                                                                 FOR THE PERIOD
                                                                                    JULY 22,
                                                                                      1996
                                                                                (INCEPTION DATE)
                                                              FOR YEAR ENDED        THROUGH
                                                               FEBRUARY 28,       FEBRUARY 28,
                                                                   1998               1997
                                                              --------------    ----------------
Net asset value per share, beginning of period..............      $19.40            $  17.23
                                                                  ------            --------
  Income from Investment Operations:
     Net investment income..................................        0.41                0.19
     Net realized and unrealized gains (losses) on
      investments...........................................        3.66                2.80
                                                                  ------            --------
          Total income from investment operations...........        4.07                2.99
                                                                  ------            --------
  Less Dividends and Distributions:
     Dividends to shareholders from net investment income...       (0.36)              (0.18)
     Distributions to shareholders from net realized gains
      on investment transactions............................       (1.75)              (0.64)
                                                                  ------            --------
          Total dividends and distributions.................       (2.11)              (0.82)
                                                                  ------            --------
  Net change in net asset value per share...................        1.96                2.17
                                                                  ------            --------
  Net asset value per share, end of period..................      $21.36            $  19.40
                                                                  ======            ========
          Total Return......................................       22.10%            17.69%*
  Ratios/supplemental data:
     Net assets, end of period (000)........................      $1,667            $    748
       Ratio of expenses to average net assets..............        1.52%             1.94%+
       Ratio of net investment income to average net
        assets..............................................        2.17%             2.31%+

---------------

* Not Annualized.

+ Annualized. Reflects the Asset Allocation Fund's proportionate share of the
  Asset Allocation Master Portfolio's expenses, the Asset Allocation Master Portfolio's fee waivers and expense reimbursements and the fee waivers and expense reimbursements of the Asset Allocation Fund. Such fee reductions and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.06% and 1.32% for the year ended February 28, 1998 and the period ended February 28, 1997.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

CAPITAL INCOME FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                               YEAR ENDED
                                                              --------------------------------------------
                                                              FEBRUARY 28     FEBRUARY 28,    FEBRUARY 29,
                                                                  1998          1997(a)           1996
                                                              ------------    ------------    ------------
Net asset value per share, beginning of period..............     $17.35          $16.42          $13.65
                                                                 ------          ------          ------
Income from Investment Operations:
  Net investment income.....................................       0.58            0.57            0.62
  Net realized and unrealized gains (losses) on investment
    transactions............................................       2.89            2.34            2.84
                                                                 ------          ------          ------
         Total income (loss) from investment operations.....       3.47            2.91            3.46
                                                                 ------          ------          ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......      (0.59)          (0.57)          (0.69)
  Distributions to shareholders from net realized gains on
    investment transactions.................................      (2.95)          (1.41)             --
                                                                 ------          ------          ------
         Total dividends and distributions..................      (3.54)          (1.98)          (0.69)
                                                                 ------          ------          ------
Net change in net asset value per share.....................      (0.07)           0.93            2.77
                                                                 ------          ------          ------
Net asset value per share, end of period....................     $17.28          $17.35          $16.42
                                                                 ======          ======          ======
         Total return++.....................................      21.54%          18.53%          25.96%
Ratios/Supplemental Data:
  Net assets, end of period (millions)......................     $  391          $  309          $  247
  Ratio of expenses to average net assets***................       1.10%           1.18%           1.23%
  Ratio of net investment income to average net assets***...       3.35%           3.40%           4.05%
  Portfolio turnover ratio..................................         69%            124%             57%

---------------

 ** For the period September 1, 1989 through February 28, 1990.

 *** Includes fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of decreasing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.17%, 0.74%, 3.27%, 6.23%, 14.64%, 27.82%
     (annualized), 35.19% and 61.95% (annualized) for the fiscal years or periods ended February 28, 1995, February 28, 1994, February 28, 1993, February 29, 1992, February 28, 1991, February 28, 1990, August 31, 1989
     and August 31, 1988, respectively. During the fiscal years ended February 28, 1998, 1997 and February 29, 1996, the Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the ratio of expenses to average net assets (without fee waivers and/or expense reimbursements) would have been 1.12%, 1.19% and 1.26%, respectively. The ratio of net investment income to average net assets was not affected by such credits.

  + Not annualized.

 ++ Security Pacific National Bank served as investment adviser through April
    21, 1992. Bank of America served as investment adviser commencing April 22, 1992.

  ++ The total return figures listed do not include the effect of the maximum
     4.50% sales charge on A Shares.

 (a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

--------------------------------------------------------------------------------

                                   YEAR ENDED
    ------------------------------------------------------------------------   PERIOD ENDED   YEAR ENDED
    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,   AUGUST 31,
        1995           1994          1993++          1992           1991          1990**         1989
    ------------   ------------   ------------   ------------   ------------   ------------   ----------
       $15.42         $13.32         $12.01         $10.23         $ 9.83         $10.88        $ 8.99
       ------         ------         ------         ------         ------         ------        ------
         0.57           0.50           0.56           0.53           0.59           0.28          0.55
        (1.43)          2.36           1.79           2.06           0.35          (0.12)         1.96
       ------         ------         ------         ------         ------         ------        ------
        (0.86)          2.86           2.35           2.59           0.94           0.16          2.51
       ------         ------         ------         ------         ------         ------        ------
        (0.54)         (0.48)         (0.60)         (0.55)         (0.54)         (0.31)        (0.62)
        (0.37)         (0.28)         (0.44)         (0.26)            --          (0.90)           --
       ------         ------         ------         ------         ------         ------        ------
        (0.91)         (0.76)         (1.04)         (0.81)         (0.54)         (1.21)        (0.62)
       ------         ------         ------         ------         ------         ------        ------
        (1.77)          2.10           1.31           1.78           0.40          (1.05)         1.89
       ------         ------         ------         ------         ------         ------        ------
       $13.65         $15.42         $13.32         $12.01         $10.23         $ 9.83        $10.88
       ======         ======         ======         ======         ======         ======        ======
        (5.61)%        21.85%         20.62%         26.21%         10.17%          1.46%        29.34%+
       $  198         $  191         $   19         $    6         $    1         $    1        $    6
         0.97%          0.46%          0.07%            --             --             --            --
         4.48%          4.19%          5.00%          5.63%          6.32%          5.87%         6.26%+
           94%           103%           216%           278%           236%           153%          253%

CAPITAL INCOME FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD
                                                                               JULY 22, 1996
                                                                FOR THE       (INCEPTION DATE)
                                                               YEAR ENDED         THROUGH
                                                              FEBRUARY 28,      FEBRUARY 28,
                                                                  1998              1997
                                                              ------------    ----------------
Net asset value per share, beginning of period..............    $ 17.30           $ 16.24
                                                                -------           -------
Income from Investment Operations:
  Net investment income.....................................       0.48              0.32
  Net realized and unrealized gains on investment
     transactions...........................................       2.89              2.43
                                                                -------           -------
          Total income from investment operations...........       3.37              2.75
                                                                -------           -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......      (0.48)            (0.28)
  Distributions to shareholders from net realized gains on
     investment transactions................................      (2.95)            (1.41)
                                                                -------           -------
          Total dividends and distributions.................      (3.43)            (1.69)
                                                                -------           -------
Net change in net asset value per share.....................      (0.06)             1.06
                                                                -------           -------
Net asset value per share, end of period....................    $ 17.24           $ 17.30
                                                                =======           =======
          Total Return......................................      20.97%            17.47%*
Ratios/supplemental data:
  Net assets, end of period (millions)......................    $     3           $     1
  Ratio of expenses to average net assets...................       1.60%             1.66%+
  Ratio of net investment income to average net assets......       2.85%             2.85%+
  Portfolio turnover rate...................................         69%              124%

---------------

* Not Annualized.

+ Annualized. During the period, certain fees were voluntarily reduced and/or reimbursed. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.26% and 0.25% for the periods ended February 28, 1998 and 1997. Fees paid by third parties had no effect on the ratio of expenses to average net assets.

INTERNATIONAL EQUITY FUND

Selected data for an A Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                               YEAR ENDED     PERIOD ENDED
                                                              FEBRUARY 28,    FEBRUARY 28,
                                                                  1998          1997(a)
                                                              ------------    ------------
Net asset value per share, beginning of period..............    $  9.91         $ 10.00
                                                                -------         -------
Income from Investment Operations:
  Net investment income.....................................       0.07           (0.01)
  Net realized and unrealized gains on investment
     transactions...........................................       0.92           (0.07)
                                                                -------         -------
          Total income from investment operations...........       0.99           (0.08)
                                                                -------         -------
  Less Dividends and Distributions:
     Dividends to shareholders from net investment income...      (0.08)             --
     Distributions to shareholders from net realized gains
      on investment transactions............................      (0.27)          (0.01)
                                                                -------         -------
          Total Dividends and Distributions.................      (0.35)          (0.09)
                                                                -------         -------
Net change in asset value per share.........................       0.64           (0.09)
                                                                -------         -------
Net asset value per share, end of period....................    $ 10.55         $  9.91
                                                                =======         =======
          Total Return**....................................      10.32%          (0.79)%(c)
Ratios/supplemental data:**
  Net assets, end of period (000)...........................    $41,643         $16,217
  Ratio of expenses to average net assets*..................       1.22%             0.92%(b)
  Ratio of net investment income to average net assets*.....       1.05%           0.40%(b)
  Portfolio Turnover Rate...................................         79%            114%(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 3.00% and 3.01%, for the period ended February 28, 1997 and 1.35% for the period ended February 28, 1998.

 ** The total return listed is not annualized for the period ended February 28, 1997, and does not include the effect of the maximum 4.50% sales charge on A Shares.

 (a) Period from May 13, 1996 (inception date of fund) through February 28,
     1997.

 (b) Annualized.

 (c) Not Annualized.

INTERNATIONAL EQUITY FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                               YEAR ENDED     PERIOD ENDED
                                                              FEBRUARY 28,    FEBRUARY 28,
                                                                  1998          1997(a)
                                                              ------------    ------------
K SHARES
Net asset value per share, beginning of period..............    $  9.88         $  9.82
                                                                -------         -------
Income from Investment Operations:
  Net investment (loss).....................................       0.03           (0.01)
  Net realized and unrealized gains on investment
     transactions...........................................       0.87            0.08
                                                                -------         -------
          Total income from investment operations...........       0.90            0.07
                                                                -------         -------
  Dividends to shareholders from net investment income......      (0.06)             --
  Distributions to shareholders from net realized gains on
     investment transactions................................      (0.27)          (0.01)
                                                                -------         -------
          Total Dividend and Distributions..................      (0.33)          (0.01)
Net change in asset value per share.........................       0.57            0.06
                                                                -------         -------
Net asset value per share, end of period....................    $ 10.45         $  9.88
                                                                =======         =======
          Total return......................................       9.35%           0.72%**
Ratios/supplemental data:
  Net assets, end of period (000)...........................    $   559         $   116
  Ratio of expenses to average net assets*..................       1.72%           1.49%(b)
  Ratio of net investment income to average net assets*.....      0.48%           (0.31)%(b)
  Portfolio Turnover rate...................................         79%            114%**

---------------

  * During the period, certain fees were voluntarily reduced and or reimbursed. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 2.04% and 2.03% for the period ended February 28, 1997 and 1.58% for the period ended February 28, 1998.

 ** Not annualized.

 (a) Period from July 22, 1996 (inception date) to February 28, 1997.

 (b) Annualized.

                                FUND INVESTMENTS

INVESTMENT OBJECTIVES

The BLUE CHIP FUND seeks to achieve long-term capital appreciation through investments in blue chip stocks. The Blue Chip Fund may be appropriate for investors who want the potential for capital appreciation over the long-term. The Blue Chip Fund seeks to achieve its investment objective by investing all of its investable assets in the Blue Chip Master Portfolio. The Blue Chip Master Portfolio has the same investment objective as the Blue Chip Fund.

The AGGRESSIVE GROWTH FUND seeks to achieve maximum capital appreciation. In seeking its investment objective, the Aggressive Growth Fund invests primarily in common stocks and securities convertible into common stocks of issuers from a variety of industries that it is believed have the potential for above-average growth. Any income received is incidental to capital appreciation. The Aggressive Growth Fund may be appropriate for investors who want long-term asset growth and are willing to accept stock market volatility and who want to participate in a diversified portfolio of companies with strong growth potential.

The ASSET ALLOCATION FUND seeks to obtain long-term growth from capital appreciation and dividend and interest income. The Asset Allocation Fund seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents. The Asset Allocation Fund may be appropriate for investors who want long-term capital appreciation and current dividend and interest income.

The CAPITAL INCOME FUND seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. In seeking its investment objective, the Capital Income Fund invests in a diversified portfolio consisting principally of convertible bonds and convertible preferred stocks of domestic issuers. The Capital Income Fund may be appropriate for investors who are seeking a highly competitive return over the long term comprised of current income and capital appreciation and who are also willing to accept the relative risks described in this Prospectus associated with seeking such returns.

The INTERNATIONAL EQUITY FUND seeks long-term capital growth by investing primarily in foreign equity securities. The International Equity Fund may be appropriate for investors who want to diversify their investments into foreign equity markets and who are prepared to accept the risks entailed in such investments.

WHILE EACH FUND STRIVES TO ATTAIN ITS INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

TYPES OF INVESTMENTS

BLUE CHIP MASTER PORTFOLIO -- GENERAL INVESTMENTS. The Blue Chip Master Portfolio is a diversified portfolio which will invest primarily in securities listed on the DJIA or the S&P 500. However, up to 15% of its total assets may be invested in stocks that are not included in the DJIA and S&P 500 indices. The Blue Chip Master Portfolio will hold approximately 100 stocks. The Blue Chip Master Portfolio expects that under normal market conditions at least 65% of its total assets will be invested in blue chip stocks. A blue chip stock is one of a well established, nationally known company that has a long record of profitability and a reputation for quality management, products and services.

The Blue Chip Master Portfolio may also make other investments as described more fully below under "Other Investment Practices and Considerations."

AGGRESSIVE GROWTH FUND -- GENERAL INVESTMENTS. The Aggressive Growth Fund is a diversified fund comprised mainly of common stocks and securities convertible into common stocks. The Aggressive Growth Fund's holdings will consist primarily of common stocks of domestic companies, most of which will be small-capitalization companies, that Bank of America expects will achieve above-average growth in earnings and price. Small-capitalized companies generally have limited product lines, markets and financial resources, and are dependent upon a limited management group. As a result of the Aggressive Growth Fund's investments, an investment in the Aggressive Growth Fund involves substantial risks (see "Additional Risk Factors" below).

While the Aggressive Growth Fund intends to invest primarily in common stock and securities convertible into such stock, its policy is flexible as to the proportion of its assets that will be invested in common stocks, and the proportion may be changed without shareholder approval. Not less than 65% of the Aggressive Growth Funds's total assets will be invested in equity securities (except during temporary defensive periods).

During temporary defensive periods, or at other times subject to the limitation above, the Aggressive Growth Fund may hold cash equivalents such as money market instruments, which include short-term bank time deposits, certificates of deposit and bankers' acceptances, commercial paper (consisting of unsecured promissory notes issued by corporations) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements) and invest in preferred stocks and other fixed-income corporate and U.S. Government bonds with ratings of AA or better by a nationally recognized statistical rating organization (or unrated bonds of comparable quality) that cannot be converted into common stocks.

In addition, up to 20% of the Aggressive Growth Fund's total assets may be invested in securities issued by foreign issuers. Such investments will be made either directly in such issuers or indirectly through American Depository Receipts ("ADRs") (described below in "International Equity Fund -- General Investments") or closed-end investment companies. (Investments in closed-end investment companies will not make up more than 10% of the Aggressive Growth Fund's total assets.)

The Aggressive Growth Fund may also purchase put and call options, write covered call options, purchase and sell futures contracts and purchase futures options as described below under "Other Investment Practices."

ADDITIONAL RISK FACTORS. Although investing in any mutual fund has certain inherent risks, an investment in the Aggressive Growth Fund may have even greater risks than investments in most other types of mutual funds. The Aggressive Growth Fund is not a complete investment program, and it may not be appropriate for an investor if he or she cannot bear financially the loss of at least a significant portion of his or her investment. The Aggressive Growth Fund's net asset value per share is subject to rapid and substantial changes because greater risk is assumed in seeking maximum growth. The securities of the smaller companies which the Aggressive Growth Fund expects to emphasize may be subject to more abrupt or erratic market movements than larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings. Many of the securities which Bank of America believes would have the greatest growth potential may be considered highly speculative. Additionally, such securities may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Aggressive Growth Fund of portfolio securities, to meet redemptions or otherwise, may require the Aggressive Growth Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

ASSET ALLOCATION FUND -- GENERAL INVESTMENTS

The Asset Allocation Fund is a diversified portfolio which will invest substantially all of its assets through a balanced approach using bonds, equity securities and cash equivalents.

Investments in equity securities will be limited to common stocks included in either the DJIA or the S&P 500, however up to 15% of the Fund's assets that are invested in equity securities may be invested in stocks that are not included in these indices. Bonds acquired by the Asset Allocation Fund will be investment grade at the time of purchase, and may include corporate and government obligations, mortgage-backed securities and municipal securities. Investment grade bonds are bonds that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization, i.e., BBB or better by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Co. ("D&P") or Fitch IBCA, Inc. ("Fitch IBCA") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). While bonds with such ratings are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances could lead to a weakened capacity to pay interest and repay principal. Bonds with the lowest investment grade rating (i.e., BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if Bank of America determines that they are of comparable quality to the rated securities in which the Asset Allocation Fund may invest. Under normal market conditions at least 25% of the Fund's total assets will be invested in fixed income senior securities.

Mortgage-backed securities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities, will be guaranteed as to principal and interest, but not market value, by the U.S. Government or one of its agencies or instrumentalities. The Asset Allocation Fund will not invest more than 35% of its net assets in mortgage-backed securities. There is the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. Similarly, a risk associated with mortgage-backed securities is early pay down resulting from refinancing of the underlying mortgages. The rate of such prepayments, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

The Asset Allocation Fund may also invest, from time to time, in obligations issued by state and local governmental issuers ("Municipal Securities"). The purchase of Municipal Securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. Dividends received by shareholders which are attributable to interest income received from Municipal Securities generally will be subject to Federal income tax.

The two principal classifications of Municipal Securities which may be held by the Asset Allocation Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Asset Allocation Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Asset Allocation Fund may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The value of securities held by the Asset Allocation Fund will vary with changes in interest rates and market and economic conditions.

As used in this Prospectus, "cash equivalents" are the following short-term, interest bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P or similarly rated by another NRSRO or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board.

Subject to its investment objective and the policies stated above, the Asset Allocation Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). It is currently the intention of the Asset Allocation Fund to invest no more than 25% of its net assets (at the time of purchase) in foreign securities. For more information, See "Risk Factors -- Risks Associated with Foreign Securities and Currencies."

The Asset Allocation Fund may also make other investments as described more fully below under "Other Investment Practices and Considerations."

CAPITAL INCOME FUND -- GENERAL INVESTMENTS

The convertible bonds and preferred stock ("Convertible Securities") held in the Capital Income Fund's portfolio will, for the most part, be securities issued by U.S. issuers. The Capital Income Fund will invest under normal circumstances at least 65% of its total assets in Convertible Securities. Up to 15% of its assets also may be held in Eurodollar Convertible Securities.

The Company's Board of Directors will evaluate whether a satisfactory total return has been achieved by comparing the Capital Income Fund's return against a number of indices such as:

- the Standard & Poor's 500 Stock Index;

- the First Boston Convertible Index; and

- the Lipper Convertible Bond Market Index.

Similar to straight debt obligations, convertible securities pay a fixed rate of interest and return principal at maturity; unlike straight debt, they may be converted into a set amount of corporate common stock. Investors should note that the Capital Income Fund may convert its Convertible Securities when conditions are not necessarily favorable for their disposition or because of developments with respect to the issuers or trading markets of such Convertible Securities.

Notwithstanding the fundamental investment policy above, however, for temporary defensive purposes at times when Bank of America believes such a position is warranted by uncertain or unusual market conditions, the Capital Income Fund may invest without limit in securities issued or guaranteed by the

U.S. Government (and its agencies and instrumentalities), money market securities and investment grade debt securities, or may hold its assets in cash.

The Convertible Securities in which the Capital Income Fund invests (including bonds, notes and preferred stock) are convertible into common stock at a stated price within a specified period of time. When investing in such Convertible Securities the Capital Income Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the Convertible Securities are convertible, while earning higher current income than is available from the common stock.

CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible Securities have unique investment characteristics because they:

- generally have higher yields than common stocks;

- generally are less subject to a decline in value than their underlying common stocks because of their fixed income characteristics; and

- generally provide for the potential of capital appreciation if the market value of their underlying common stock increases.

An issuer of a Convertible Security may have the option to redeem it at a price established in the Convertible Security's governing instruments. If a Convertible Security is called for redemption, the Capital Income Fund will have to either permit the redemption, convert the Convertible Security into the underlying common stock or sell the Convertible Security to a third party. Any of these actions could adversely affect the Capital Income Fund's ability to attain its objective.

The Capital Income Fund would convert a Convertible Security either to permit the orderly disposition of the investment or when it has reached maturity or been called for redemption. The Capital Income Fund might also convert a Convertible Security if the underlying common stock's dividend rate increased above the yield on the Convertible Security.

Generally, Convertible Securities are not "investment grade" (that is, not rated within the four highest rating categories by a nationally recognized statistical rating organization such as S&P, D&P, Fitch IBCA or Moody's). Convertible Securities acquired by the Capital Income Fund that are rated below investment grade, or that are not rated, present greater risks as to the timely payment of principal and interest (or dividends). The Capital Income Fund intends that the Convertible Securities it purchases will be rated at least "B" by a nationally recognized statistical rating organization, or that if the investment is unrated it will be deemed of comparable quality by Bank of America.

For your information, set forth below is the average weighted quality distribution for the Capital Income Fund's portfolio securities for its last fiscal year:

                                 Quality rating                   Capital Income
                                 (S&P/Moody's)                    Fund
                                                                     -----------
                                 AAA/Aaa                           5.4%/ 5.4%
                                 AA/Aa                               0%/   0%
                                 A/A                              14.6%/ 8.2%
                                 BBB/Baa                          25.6%/21.1%

                                 BB/Ba or lower                   52.5%/63.4%
                                 Not Rated                         1.9%/ 1.9%
                                 Comparable to AAA/Aaa            0%
                                 Comparable to AA/Aa              0%
                                 Comparable to A/A                0%
                                 Comparable to BBB/Baa            0%
                                 Comparable to BB/Ba or Lower      1.9%/ 1.9%

RISKS RELATED TO LOWER-RATED SECURITIES. While any investment carries some risk, some of the risks associated with lower-rated Convertible Securities are different from the risks associated with investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of the Capital Income Fund's shares, may be quite volatile.

RELATIVE YOUTH OF LOWER-RATED SECURITIES' MARKET. Because the market for lower-rated securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the Capital Income Fund's portfolio.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments.

Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If the issuer of a security defaults, the Capital Income Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as the Capital Income Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

LIQUIDITY AND VALUATION. In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur when there is not an established secondary market for the security or the security is thinly traded. As a result, the Capital Income Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by the Capital Income Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Capital Income Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

CONGRESSIONAL PROPOSALS. Current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.

CREDIT RATINGS. S&P, Moody's and other nationally recognized statistical rating organizations evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, Bank of America performs its own analysis of the issuers whose lower-rated securities the Capital Income Fund purchases. Because of this, the Capital Income Fund's performance may depend more on the investment adviser's own credit analysis than is the case for mutual funds investing in higher rated securities.

In selecting Convertible Securities, Bank of America considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the Convertible Securities, the protections afforded the Convertible Securities and the diversity of the Capital Income Fund's portfolio. Bank of America continuously monitors the issuers of lower-rated securities held in the Capital Income Fund's portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Capital Income Fund's portfolio so that it can meet redemption requests.

If a portfolio security undergoes a rating revision, the Capital Income Fund may continue to hold the security if Bank of America determines such retention is warranted.

EURODOLLAR CONVERTIBLE SECURITIES. Eurodollar Convertibles, in which the Capital Income Fund may invest up to 15% of its total assets, are fixed income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside of the U.S. and are convertible into or exchangeable for specified equity securities.

Eurodollar Convertibles in which the Capital Income Fund invests will be convertible into or exchangeable for foreign equity securities.

Investments in foreign issuers may be affected by changes in currency rates and exchange control regulations. There is typically less publicly available information about a foreign company than about a U.S. company, and foreign brokerage commissions and custody fees are generally higher than in the U.S. In addition, foreign companies may be subject to less stringent reserve, auditing and reporting requirements than their U.S. counterparts, and their securities may be less liquid and more volatile than those of U.S. issuers. Investments in foreign securities are also subject to local political and economic developments, expropriation or nationalization of assets and the imposition of withholding taxes.

OTHER SECURITIES. In addition to Convertible Securities, and subject to the fundamental investment policy above, the Capital Income Fund also may invest in:

- securities issued or guaranteed by the U.S. Government (and its agencies and instrumentalities);

- nonconvertible bonds and dividend-paying equity securities that are consistent with the Fund's investment objective;

- options and futures; and

- money market securities.

The Capital Income Fund may purchase bank obligations including CDs and bankers' acceptances issued by domestic branches of U.S. banks that have total assets of more than $2.5 billion. The Capital Income Fund may also make interest-bearing savings deposits in commercial banks in amounts not exceeding 5% of its total assets.

Commercial paper rated in the top rating category by S&P, Moody's or other rating agencies, and unrated commercial paper determined to be of comparable quality by Bank of America may also be purchased. In addition, the Capital Income Fund may invest in debt securities rated BBB or higher by S&P or other rating agencies or Baa or higher by Moody's. See "Convertible Securities" for the rating requirements for convertible securities.

As noted above, the Capital Income Fund can purchase obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of some of these agencies and instrumentalities, such as the Small Business Administration or the Maritime Administration, are backed by the full faith and credit of the U.S.; others, like the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, including the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity if it were not required to do so by law.

INTERNATIONAL EQUITY FUND -- GENERAL INVESTMENTS

During normal market conditions, the International Equity Fund will invest at least 80% of its total assets in equity securities of companies that are domiciled or have their principal activities in countries outside the United States. Normally, the International Equity Fund will invest in equity securities of companies in at least three different foreign countries. The domicile or the location of the principal activities of a company will be the country under whose laws the company is organized, in which the principal trading market for the equity securities issued by the company is located, or in which the company has over half of its assets or derives over half of its revenues or profits. Equity securities in which the International Equity Fund may invest consist of common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase such securities. The International Equity Fund may also invest in futures and options for purposes of adjusting country exposure, hedging, or income enhancement. The International Equity Fund will be primarily invested in securities denominated in currencies other than the U.S. dollar; currency will be hedged at the discretion of Wellington Management.

The International Equity Fund may invest up to 20% of its total assets (at the time of purchase) in convertible bonds and debt securities. These debt obligations include U.S. Government and foreign government securities and corporate debt securities, including Samurai and Yankee bonds and Euro-bonds. The International Equity Fund will limit its purchases of debt securities to investment grade obligations, as described above in "Asset Allocation Fund General Investments." In the event that the rating of any security held by the International Equity Fund falls below the required rating, the International Equity Fund will not be obligated to dispose of such security and may continue to hold the security if, in the opinion of Bank of America or Wellington Management, such investment is considered appropriate under the circumstances.

The International Equity Fund may also invest, without limitation, in securities of foreign issuers in the form of ADRs or other similar securities evidencing ownership of underlying securities issued by foreign issuers. ADRs purchased for the International Equity Fund will be included as part of the 80% of assets in foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities underlying the ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets.

During temporary defensive periods when Bank of America or Wellington Management believe such a position is warranted by uncertain or unusual market conditions, the International Equity Fund may invest without limit in securities issued or guaranteed by the U.S. Government (and its agencies and instrumentalities), foreign or domestic money market instruments and investment grade debt securities, or may hold its assets in cash (U.S. dollars, foreign currencies or multinational currency units).

RISK FACTORS. Although investing in any mutual fund has certain inherent risks, an investment in the International Equity Fund may have even greater risks than investments in most other types of mutual funds. The Fund is not a complete investment program, and it may not be appropriate for an investor if he or she cannot bear financially the loss of at least a significant portion of his or her investment. The Fund's net asset value per share is subject to rapid and substantial changes because greater risk is assumed in seeking the Fund's objective.

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Because the Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Fund does not hedge against such fluctuations, affect the value of securities in the Fund so far as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets and the regulatory control of the exchanges on which the currencies trade. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Costs are incurred in connection with conversions between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States. The International Equity Fund may have greater difficulty taking appropriate legal action in a foreign court than in a United States court.

The expense ratio of the International Equity Fund can be expected to be higher than that of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Interest and dividends payable on the International Equity Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the net return to the International Equity Fund's shareholders. See "Tax Information."

ADDITIONAL INVESTMENTS

The International Equity Fund may purchase bank obligations including certificates of deposit and bankers' acceptances issued by domestic or foreign banks or financial institutions that have total assets of more than $2.5 billion. The International Equity Fund may also make interest-bearing savings deposits in commercial banks in amounts not exceeding 5% of its total assets.

Commercial paper rated in the top rating category by S&P, Moody's, D&P or Fitch IBCA and unrated commercial paper determined to be of comparable quality by Bank of America or Wellington Management may also be purchased.

FUNDAMENTAL LIMITATIONS

The investment objectives of the Funds and the Blue Chip Master Portfolio are not fundamental, and may be changed by the Board of Directors (or the Blue Chip Master Portfolio's Board of Trustees) without a vote by the holders of a majority of the outstanding shares of a particular Fund (or of the outstanding interests of the Blue Chip Master Portfolio). Each Fund is subject to investment limitations which are fundamental, and therefore which may not be changed without a vote by the holders of a majority of the outstanding shares of a particular Fund (or of the outstanding interests of the Blue Chip Master Portfolio). A complete list of fundamental, and certain non-fundamental, investment limitations is set out in the Statement of Additional Information.

TYPES OF INVESTMENT RISK

The following are some of the principal types of investment risks involved with the securities and investment practices the Funds are permitted to use.

CORRELATION RISK. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

DERIVATIVES RISK. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Derivatives may also be used in lieu of the underlying securities, for example to gain equity exposure from cash held by a Fund or with respect to the International Equity Fund to adjust currency exposure. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

To the extent that a derivative is not used as a hedge, the fund is directly exposed to the potential gains and losses of that derivative. Gains or losses from non-hedging derivative positions in a derivative may be substantially greater than the derivative's original cost.

EXTENSION RISK. The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK. The risk that a strategy used by a Fund's management may fail to produce the intended result.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole.

NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

PREPAYMENT RISK. The risk that unanticipated prepayments may occur, reducing the value of mortgage-backed securities.

VALUATION RISK. The risk that a Fund has valued certain of its securities at a higher price than it can sell them for.

YEAR 2000 RISKS. An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

Options. The Blue Chip Master Portfolio and Asset Allocation Fund may purchase put and call options on listed securities and stock indexes so long as the aggregate of the premiums paid for options does not exceed 2% of the net assets of the Blue Chip Master Portfolio or Asset Allocation Fund (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect the Blue Chip Master Portfolio's or the Asset Allocation Fund's securities in expectation of a declining market, and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. Neither the Blue Chip Master Portfolio nor the Asset Allocation Fund may write put options but may write fully covered call options as long as the Blue Chip Master Portfolio or the Asset Allocation Fund remain fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Blue Chip Master Portfolio or the Asset Allocation Fund. The International Equity Fund may buy put and call options on various stock indices. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

The Aggressive Growth, Capital Income and International Equity Funds may sell, or "write," covered call options and may buy put and call options on particular securities or various stock indices. The Capital Income Fund may buy only puts that are covered.

Premiums paid for options purchased by the Aggressive Growth and the Capital Income Funds will not exceed 5% of their net assets and securities subject to options written by the Aggressive Growth and the Capital Income Funds will not exceed 25% of their net assets. All options purchased or sold by the Aggressive Growth Fund and written by the International Equity Fund will be listed on a national securities exchange and issued by the Options Clearing Corporation. The International Equity Fund's options transactions will be limited as follows: a) not more than 5% of the total assets of the Fund may be invested in options; b) the obligations of the Fund under put options written by the Fund may not exceed 50% of the Fund's net assets; and c) the aggregate premiums on all options purchased by the Fund may not exceed 25% of the Fund's net assets.

Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by a Fund is "covered' if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian.

Put options sold or "written" by a Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A put option written by a Fund is "covered" if the Fund maintains cash or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written.

Put options purchased by a Fund give it the right to sell the security underlying the option at the price set forth in the option at any time prior to the expiration of the option. A Fund may sell a put option prior to the time the securities underlying the option are actually sold, which will result in a gain or loss to the Fund depending on whether the amount received from the sale is more or less than the premium and other transaction costs associated with the option.

The premium paid by the purchaser of an option will generally reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and current interest rates.

The risks of transactions in options on foreign securities exchanges are similar to the risks of investing in foreign securities. In addition, a foreign exchange may impose different exercise and settlement terms and procedures and margin requirements than a U.S. exchange.

Closing purchase transactions on previously written options may be entered into by the Funds to realize a profit and/or to permit the Funds to write another option on the underlying security. A Fund might write another option on the underlying security in order to provide for a different exercise price or expiration date. A profit or loss will be realized when an option is closed to the extent the cost of the closing transaction is less or more, respectively, than the premium received for writing the option.

When an option written by a Fund is exercised, the Fund will receive the exercise price for the security as provided for in the option, but it loses the opportunity to receive the price which it could have obtained for the security in the open market, which will likely be higher than the exercise price of the option.

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, a Fund will not be able to sell the underlying security on which a call option has been written until the option expires or is exercised or the Portfolio closes out the option. In addition, except to the extent that a call option written by the Portfolio or a particular index is covered by an option on the same index purchased by a Fund, movements in the index may cause a Fund to incur a loss. Such loss might be lessened to the extent that the value of the securities held by the Portfolio changed during the time the option was outstanding.

OPTIONS ON FOREIGN CURRENCIES. The Aggressive Growth and International Equity Funds may purchase foreign currency options and write put and call options on foreign currencies for the purpose of protecting against declines in the United States dollar value of foreign currency-denominated portfolio securities and against increases in the United States dollar cost of such securities to be acquired. The International Equity Fund may also use foreign currency options to increase the Fund's gross income. As with other kinds of options, however, writing an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Purchasing an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, such Fund may forfeit the entire amount of the premium paid plus related transaction costs. Options on foreign currencies written or purchased by a Fund may be traded on United States and foreign exchanges or over-the-counter. There is no specific percentage limitation on the International Equity Fund's investments in options on foreign currencies.

SPECIAL RISKS ASSOCIATED WITH OPTIONS. In the case of domestically-traded options, the Funds will only write options where Bank of America believes a liquid secondary market will exist on a national securities exchange for options of the same series, which would permit a Fund to close out its option positions. There are no assurances that a liquid secondary market will exist on an exchange for a particular option or at any particular time. In fact, for some options no secondary market on an exchange may exist at all. If a Fund cannot close out an option, it will not be able to sell the securities underlying the option until the option expires or is exercised.

The times of day that options on particular securities are sold may not be the same as those during which the securities themselves are traded, which means that significant activity could occur in the markets for the underlying securities that would not be reflected in the options markets.

For additional information relating to option trading practices, including particular risks thereof, see the Statement of Additional Information.

FUTURES. The Funds may purchase and sell futures contracts on financial instruments to hedge against changes resulting from market conditions in the values of the securities held by a particular Fund or which a Fund intends to purchase, or, in the case of the Aggressive Growth Fund and International Equity Fund, to protect against fluctuating currency exchange rates. The Funds may purchase and sell stock index futures contracts (and purchase related options; the International Equity Fund may also sell such related options), and the Asset Allocation, Capital Income and International Equity Funds may purchase and sell interest rate futures contracts (as well as purchase or sell related options). The Funds will only enter into these transactions where they are economically appropriate for the reduction of risks inherent in the ongoing management of the particular Fund.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A Fund may not purchase or sell a futures contract or purchase related options unless immediately after any such transaction the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Fund's total assets (after taking into account certain technical adjustments).

Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures contracts is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

A Fund may not purchase or sell a futures contract or purchase a related option unless immediately after any such transaction the sum of the aggregate amount of initial margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Fund's total assets (after taking into account certain technical adjustments).

For a more detailed description of futures contracts and options and the costs and risks related to such instruments, see the Statement of Additional Information.

POTENTIAL RISKS OF OPTIONS AND FUTURES. The successful use of the foregoing investment techniques depends on the ability of Bank of America or Wellington Management (in the case of International Equity Fund) to forecast stock price, interest rate and currency exchange rate movements correctly. Should stock price, interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalents or liquid portfolio securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

SHORT-TERM OBLIGATIONS. Subject to the investment policies stated above, the Blue Chip Master Portfolio may invest in short-term obligations such as variable and floating rate instruments, including master demand notes. Although payable on demand by the Blue Chip Master Portfolio, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay, which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, or the equivalent from another nationally recognized statistical rating organization ("NRSRO") (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P, or the equivalent by another NRSRO (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).

The Blue Chip Master Portfolio may invest up to 20% of its total assets in cash equivalent securities. Cash equivalents are the following short-term interest bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, foreign government securities, and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P, D&P and Fitch IBCA.

Money market instruments such as short-term bank time deposits, certificates of deposit and bankers' acceptances, commercial paper, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as repurchase agreements and variable and floating rate instruments, may be purchased by the Aggressive Growth Fund as long as such instruments are rated within the two highest rating categories. Unrated instruments may also be purchased if they are of comparable quality. Investments in variable and floating rate instruments that have no active trading market and are not payable upon seven days' notice will be subject to the percentage limitation on illiquid instruments described above.

INVESTMENT COMPANY SECURITIES. The Funds may invest in securities issued by other investment companies (including money market funds advised by Bank of America,) to the extent permitted in the 1940 Act, except that with respect to the investment in a money market mutual fund advised by Bank of America, a Fund is permitted to invest the greater of 5% of its net assets or $2.5 million.)

REPURCHASE AGREEMENTS. The Funds may also enter into repurchase agreements. Under these agreements, the Funds will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed creditworthy by Bank of America (or Wellington Management, as applicable), under guidelines approved by the Company's Board of Directors. Repurchase agreements are considered to be loans under the 1940 Act. Repurchase agreements will be entered into only for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper, and either the Fund's custodian or its agent will have physical possession of the securities or the securities will be transferred to the Fund's custodian, by appropriate entry in the Federal Reserve Bank's records and, in either case, will be maintained in a segregated account.

Bank of America (or Wellington Management, as appropriate) will monitor the value of securities acquired under repurchase agreements to ensure that the value of such securities will always equal or exceed the repurchase price under the repurchase agreement. If the other party to a repurchase agreement defaults, a Fund might incur a loss if the value of the securities securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the securities by a Fund may be delayed or denied.

REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. Under these arrangements, a Fund will sell a security held by the Fund to either a bank (which has a commercial paper rating of A-2 or better by S&P, Prime-2 or better by Moody's or the equivalent by another NRSRO) or a registered broker-dealer, with an agreement to repurchase the security on an agreed date, price and interest payment. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other liquid high grade debt securities that have a value equal to or greater than the repurchase price (including accrued interest). The account is then continuously monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Funds relinquish may decline below the price the Funds must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the particular Fund's outstanding shares. The Capital Income and International Equity Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

SECURITIES LENDING. In order to earn additional income, each Fund may lend its portfolio securities to broker-dealers, banks and other financial institutions that Bank of America or Wellington Management (as appropriate) consider to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company or the particular Fund. If the broker-dealer or other counterparty should become bankrupt, however, a Fund could experience delays in recovering its securities. A securities loan will only be made when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned exceeds 33 1/3% of the total assets of a Fund. Securities loans will be fully collateralized.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Aggressive Growth, Capital Income and International Equity Funds may purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Funds will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued, forward commitment or delayed settlement transactions. When-issued purchases, forward commitments and delayed settlements are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes, but primarily in order to hedge against anticipated changes in interest rates.

ILLIQUID SECURITIES. The Funds will not invest more than 15% of the value of their respective total assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid securities as soon as is reasonably practicable. The International Equity Fund intends that investments in securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors, Bank of America or Wellington Management (pursuant to guidelines adopted by the Board), will not be subject to the Fund's 15% limitation on illiquid securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that institutional buyers under Rule 144A become uninterested in purchasing these securities.

VARIABLE RATE INSTRUMENTS. The Asset Allocation Fund may invest in variable and floating rate instruments, which may include master demand notes. Although payable on demand by the Asset Allocation Fund, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or the equivalent by another NRSRO, (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).

ASSET-BACKED SECURITIES. The Asset Allocation Fund may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or receivables held in a trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. All asset-backed securities purchased by the Asset Allocation Fund will either be issued or guaranteed by a U.S. Government entity or rated AAA by S&P, Aaa by Moody's or have an equivalent rating from any other rating agency.

The underlying assets may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Asset Allocation Fund must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Asset Allocation Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress, the secondary market may not be as liquid as the market for other types of securities, which could result in the Asset Allocation Fund's experiencing difficulty in valuing or liquidating such securities.

PORTFOLIO TRANSACTIONS. Investment decisions for each Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities, or Wellington Management. Such other investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America or Wellington Management. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America (or Wellington Management) may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America, Wellington Management and the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the particular Fund are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. The Funds' investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. Higher rates of turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). Portfolio turnover will not be a limiting factor in making investment decisions for the Fund. The Aggressive Growth Fund's investment practices in particular, which involve an effort to own stocks during periods of accelerating earnings growth and strong relative price momentum, may result in portfolio turnover greater than that of other mutual fund portfolios. See "Financial Highlights" for the Funds' portfolio turnover rates for the period ended February 28, 1998.

MASTER-FEEDER STRUCTURE. The Blue Chip Fund is an open-end investment portfolio that seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio which has the same investment objective as the Blue Chip Fund. The Blue Chip Fund may withdraw its investment in the Blue Chip Master Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Blue Chip Fund to do so. Upon such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Blue Chip Fund in another pooled investment entity having the same investment objective as the Blue Chip Fund or the hiring of an investment adviser to manage the Blue Chip Fund's assets in accordance with the investment policies described above with respect to the Master Portfolio. See "Expense Summary," "Fund Investments" and "Fund Management" for a description of this investment objective and the investment policies, restrictions, management and expenses of the Blue Chip Fund and the Blue Chip Master Portfolio.

The Blue Chip Master Portfolio is a separate series of Master Investment Trust, Series I (the "Master Trust"), which is organized as a business trust under the laws of Delaware. The Blue Chip Fund and other entities that may invest in the Blue Chip Master Portfolio from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of the Blue Chip Master Portfolio. However, the risk of the Blue Chip Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Blue Chip

Master Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Blue Chip Fund nor its shareholders will be adversely affected by reason of the Blue Chip Fund's investing in the Blue Chip Master Portfolio. As with any mutual fund, other investors in the Blue Chip Master Portfolio could control the results of voting at the Blue Chip Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Blue Chip Master Portfolio which was not approved by the Blue Chip Fund's shareholders). This could result in the Blue Chip Fund's withdrawal of its investment in the Blue Chip Master Portfolio, and in increased costs and expenses for the Blue Chip Fund. Further, the withdrawal of other entities that may from time to time invest in the Blue Chip Master Portfolio could have an adverse effect on the performance of the Blue Chip Master Portfolio and the Blue Chip Fund, such as decreased economies of scale and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in the Blue Chip Master Portfolio will cause the Blue Chip Master Portfolio to terminate automatically in 120 days unless the Blue Chip Fund and any other investors in the Blue Chip Master Portfolio unanimously agree to continue the business of the Blue Chip Master Portfolio. If unanimous agreement is not reached to continue the Blue Chip Master Portfolio, the Board of Directors of the Company would need to consider alternative arrangements for the Blue Chip Fund, such as those described above. When the Fund is required to vote as a shareholder of the Blue Chip Master Portfolio, current regulations provide that in those circumstances the Fund may either seek instructions from its security holders with regard to voting of such proxies and vote such proxies in accordance with such instructions, or the Fund may vote its shares in the Blue Chip Master Portfolio in the same proportion of all other security holders in the Blue Chip Master Portfolio. The policy of the Fund, and other similar investment companies, to invest their investable assets in trusts such as the Blue Chip Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

There may also be other investment companies through which you can invest in the Blue Chip Master Portfolio which may have higher or lower fees and expenses than those of the Blue Chip Fund and which may therefore have different performance results than the Blue Chip Fund. Information concerning whether an investment in the Master Portfolio may be available through another entity investing in the Blue Chip Master Portfolio may be obtained by calling 800-346-2087.

                               SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUNDS' SHARES AND REGARDING THE FUNDS' DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUNDS?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at any time in the sole discretion of the Company.

               INVESTMENT MINIMUMS FOR SPECIFIC TYPES OF ACCOUNTS

                                                    INITIAL      SUBSEQUENT
                                                   INVESTMENT    INVESTMENT
                                                   ----------    -----------
Regular Account..................................    $  500*     $        50
Automatic Investment Plan........................    $   50      $        50
IRAs, SEP-IRAs (one participant).................    $  500       No minimum
Spousal IRAs**...................................    $  250       No minimum
SEP-IRAs (more than one participant).............    $2,500       No minimum

---------------

 * The minimum investment is $100 for purchases made through Bank of America or its affiliates' trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000. The minimum investment is $200 for BankAmericard holders with an appropriate award certificate.

** A regular IRA must be opened in conjunction with this account.

WHAT ALTERNATIVE SALES ARRANGEMENTS ARE AVAILABLE?

The Funds generally issue three classes of shares. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available. B Shares are sold to investors choosing the contingent deferred sales charge alternative. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. K Shares, however, are sold only to: (a) businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if
(i) such redemption occurred within 30 days prior to the purchase order, and
(ii) such other open-end investment company was not distributed and advised by Provident Distributors, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open on the Company's books; (d) accounts under Section 403(b)(7) of the Code; (e) deferred compensation plans under
Section 457 of the Code; and (f) certain other retirement plans. The three classes of shares in each Fund represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except as discussed below. A Shares are sold with a front-end sales load, bear the expenses of a Shareholder Services Plan and have exclusive voting rights with respect to the Plan. B Shares bear the expenses of a Distribution and Services Plan and have exclusive voting rights with respect to the Distribution and Services Plan. B Shares also bear the expenses of the contingent deferred sales charge arrangements and any expenses resulting from such arrangements. K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan and have exclusive voting rights with respect to such Plans. The three classes also have different exchange privileges, as described below. The net income attributable to A, B and K Shares and the dividends payable on A, B and K Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to A Shares, (b) Distribution and Services Plan fees attributable to B Shares, (c) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (d) the incremental expenses associated with such Plans. Lastly, B Shares of the Fund held for 9 years will automatically convert into A Shares of the Fund.

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon each class' net asset value per share plus a front-end sales load on A Shares. Each class calculates its net asset value ("NAV") as follows:


                  (Value of Assets Attributable to the Class)
     NAV   =       - (Liabilities Attributable to the Class)
              ---------------------------------------------------
                   Number of Outstanding Shares of the Class

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

A Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund (or the Blue Chip Master Portfolio, as appropriate), pursuant to procedures adopted by the Board of Directors (or Blue Chip Master Portfolio's Board of Trustees). Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For price information call (800) 346-2087.

The per share net asset values of A, B and K Shares will diverge due to the different distribution and other expenses borne by the classes.

A SHARES SALES LOAD. The front-end sales load ("front-end sales load," "sales load," "front-end sales charge," or "sales charge") for the A Shares of the Funds begins at 5.50% and may decrease as the amount you invest increases, as shown in the following chart:

                                                                                             DEALER'S
                                                        SALES CHARGE     SALES CHARGE      REALLOWANCE*
                                                         (AS A % OF       (AS A % OF        (AS A % OF
                      AMOUNT OF                           OFFERING         NET ASSET         OFFERING
                     TRANSACTION                           PRICE)           VALUE)            PRICE)
                     -----------                        ------------    ---------------    ------------
Less than $50,000.....................................      5.50%            5.82%             5.00%
$50,000 but less than $100,000........................      4.50%            4.71%             4.00%
$100,000 but less than $250,000.......................      3.50%            3.63%             3.00%
$250,000 but less than $500,000.......................      2.50%            2.56%             2.00%
$500,000 but less than $1,000,000.....................      2.00%            2.04%             1.75%

---------------

* Dealer's reallowance may be changed periodically.

There is no initial sales charge on purchases of Class A shares of $1 million or more. However, unless you participated in the Bank of America Daily Advantage(R) or Advantage Plus(TM) programs, a contingent deferred sales charge of 1% will be imposed on redemptions made within 18 months after purchase.

Dealers of record will be paid commissions on purchases above $1 million in an amount equal to (i) 1.00% on sales up to $5 million; (ii) 0.50% on the next $45 million; and (iii) 0.25% on sales over $50 million.

From time to time, the Funds' distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Funds.

To the extent that no other A Share no-load exemption is available, the foregoing schedule of sales loads does not apply to purchases of A Shares of $1,000,000 or more or to purchases of A Shares if the aggregate value of the A Shares that you beneficially own in any Pacific Horizon Fund or Time Horizon Fund equals or exceeds $1,000,000.

B SHARES CONTINGENT DEFERRED SALES CHARGE. B Shares may be purchased at net asset value per share without the imposition of a sales charge at the time of purchase. Bank of America advances compensation from its own funds to certain broker-dealers that have entered into a selling agreement on behalf of the Funds at the time the shares are purchased. The proceeds of the contingent deferred sales charges and the ongoing distribution and services plan fees described below are used to reimburse Bank of America for its expenses, including the compensation of broker-dealers.

B Shares that are redeemed within 6 years of purchase are subject to the contingent deferred sales charge at the rates set forth below, charged as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price or shares acquired by reinvestment of distributions. B Shares will convert to A Shares at the end of the month in which the ninth anniversary of the date of purchase occurs unless the B Shares have been exchanged for Y Shares of the Pacific Horizon Prime Fund.

                                                           CONTINGENT DEFERRED
                                                              SALES CHARGE
                                                         (AS A PERCENTAGE OF THE
                 NUMBER OF YEARS                              DOLLAR AMOUNT
             ELAPSED SINCE PURCHASE*                     SUBJECT TO THE CHARGE)
             -----------------------                  -----------------------------
First.............................................                 5.00%
Second............................................                 4.00%
Third.............................................                 3.00%
Fourth............................................                 3.00%
Fifth.............................................                 2.00%
Sixth.............................................                 1.00%
After six years...................................                 0.00%

---------------

* The time period during which Y Shares of the Pacific Horizon Prime Fund acquired through an exchange are held is not included when the amount of the contingent deferred sales charge is calculated.

In determining whether a contingent deferred sales charge is applicable to a redemption of B Shares, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing B Shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of your holdings of B Shares above the total amount of payments for the purchase of B Shares during the preceding 6 years, then of amounts representing the cost of B Shares held beyond the applicable contingent deferred sales charge period; and finally, of amounts representing the number of the B Shares held for the longest period of time.

As an example, assume that you purchased 100 shares at $10 per share (at a cost of $1,000), that you have not exchanged for Y Shares of the Pacific Horizon Prime Fund, that in the third year after purchase the net asset value per share is $12, and that during the three-year period you had acquired 10 additional shares through dividend reinvestment. If at such time you make your first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

WHEN NO FRONT-END SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- any purchase by an investor who is a shareholder of SRF shares of the Company's Intermediate Bond, Blue Chip or Asset Allocation Funds;

- any purchase of shares by a registered investment adviser purchasing shares for its own account or for an account for which it is authorized to make investment decisions;

- any purchase through FundAdvisor or FundManager from BA Investment Services, Inc. (However, existing clients who purchased the Funds load- waived through FundSelections(TM) will be able to make additional purchases without paying the front-end sales charge until July 15, 1998. Clients who have Automatic Investment Programs may continue to invest no-load after July 15, 1998.)

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of a Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- accounts open as of July 1, 1996, which were exempt from front-end sales loads at the time the accounts were opened and where those exemptions are no longer available for new account holders, so long as the accounts remain open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing shares of a Fund, including:

- members of the Company's Board of Directors and their spouses;

- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses, minor children and grandchildren, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Funds' distributor pertaining to the sale of shares of a Fund (and their spouses and minor children) to the extent permitted by such organizations;

- holders of the BankAmericard with an appropriate award certificate;

- former members of the Company's Board of Directors with the designation of director emeritus and their spouses; and

- Lucky Store Cardholders during periodic promotions under the Periodic No- Load to Lucky Store Cardholders Program (the "Program") (initial purchase only; a front-end sales load will apply to any other purchases unless another exemption is available). (Promotional material will delineate the beginning and ending date during which A shares of the Funds may be purchased without a front-end sales load pursuant to the Program.)

- Investors who, as a result of Bank of America's retail merchandising campaign, requested Fund information on or before June 15, 1998 and subsequently purchase Fund shares;

- Investors who during periodic retail merchandising campaigns of Bank of America request information and subsequently purchase shares. (Promotional material will delineate the beginning and ending date during which information must be requested and Fund shares purchased.)

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The CDSC will be waived on redemptions of B shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to the Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the B shares held in the account is less than the minimum account size, (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the B Shares in the account, and (vi) in connection with the combination of the Funds with any other registered investment company by a merger, acquisition of assets or by any other transaction. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.

RIGHTS OF ACCUMULATION. When buying A Shares in Pacific Horizon Funds, your current aggregate investment determines the front-end sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon or Time Horizon Fund on which you paid a front-end sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load on A Shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Funds' distributor) must notify the Funds' transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

EXAMPLE: Suppose you beneficially own A Shares carrying a sales load of the Funds, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional A Shares of a Fund carrying a sales load with a current value of $10,000, the sales load applicable to the subsequent purchase would be reduced to 3.50% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge on A Shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $50,000 or more in shares of any Pacific Horizon or Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. A Shares carrying a sales load purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-346-2087. Please read it carefully, as you will be bound by its terms.

HOW DO I DECIDE WHETHER TO BUY A, B OR K SHARES?

The alternative sales arrangements of the Funds permit investors to choose the method of purchasing shares that is most beneficial to them.

In deciding whether to purchase A, B or K shares, you should consider all relevant factors, including the dollar amount of your purchase, the length of time you expect to hold the shares, the amount of any applicable front-end sales charge or contingent deferred sales charge, the amount of any applicable distribution, administrative or service fee that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction in the case of A shares, whether to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge in the case of B Shares, whether you are eligible to purchase K shares, and the relative level of services that are provided to different classes.

When you purchase A shares, you will normally pay a front-end sales charge. As a result, you will have less money invested initially and you will own fewer A shares than you would in the absence of a front-end sales charge. A Shares also bear the expense of a shareholder service plan. As an illustration, investors who qualify for a significantly reduced sales load, as described above, might elect the front-end sales charge alternative (A Shares) because similar sales charge reductions are not available for purchases under the contingent deferred sales charge alternative (B Shares). Moreover, A Shares would not be subject to ongoing distribution and services plan fees, as described below. However, because front-end sales charges are deducted at the time of purchase, such investors who pay a front-end sales charge would not have all their funds invested initially. The Company will not accept any order for B Shares from an investor who is eligible to purchase A Shares without a sales load or from an investor eligible to purchase K Shares.

Investors not qualifying for a reduced front-end sales charge who expect to maintain their investment in a Fund for an extended period of time might also elect the front-end sales charge alternative because over time the accumulated continuing Distribution and Services Plan fees related to B Shares may exceed the front-end sales charge and ongoing Shareholder Services Plan fees related to A Shares. However, such investors must weigh this consideration against the fact that not all their funds will be invested initially. Furthermore, the ongoing distribution and services plan fees may be offset to the extent any return is realized on the additional funds initially invested under the contingent deferred sales charge alternative.

Certain investors might determine it to be more advantageous to have all their funds invested initially in B Shares, although subject to continuing distribution (until conversion to A shares) and services plan fees and to a contingent deferred sales charge for a 6-year period of time. Alternatively, when you purchase K shares, you will not pay a front-end sales charge and all of your monies will be fully invested at the time of purchase. However, K shares are subject to annual distribution and/or administrative and shareholder service fees. K Shares are only available to certain types of investors. See "What Alternative Sales Arrangements are Available?" Investors not qualifying for a reduced front-end sales charge who expect to maintain their investment in the Fund for an extended period of time might also elect the front-end sales charge alternative because over time the accumulated continuing Distribution and Services Plan fees related to B Shares may exceed the front-end sales charge and ongoing Shareholder Services Plan fees related to A Shares. However, such investors must weigh this consideration against the fact that not all their funds will be invested initially. Furthermore, the ongoing distribution and services plan fees may be offset to the extent any return is realized on the additional funds initially invested under the contingent deferred sales charge alternative.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Funds.

                                 TO BUY SHARES

                                 OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
                                 ------------------                --------------------
THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
(ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                 Contact them directly for         Contact them directly for
                                 instructions.                     instructions.
THROUGH THE DISTRIBUTOR
(IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
BY MAIL                          Complete an Account Application   Mail all subsequent investments
                                 and mail it with a check          to:
                                 (payable to the appropriate
                                 Fund) to the address on the       Pacific Horizon Funds, Inc.
                                 Account Application. The Company  P.O. Box 8984
                                 will not accept third party       Wilmington, DE 19899-8984
                                 checks for investment.

IN PERSON                        Deliver an Account Application    Deliver your payment directly to
Pacific Horizon Funds, Inc.      and your payment directly to the  the address on the left.
c/o PFPC, Inc.                   address on the left.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809

BY WIRE                          Initial purchases of shares into  Contact the Fund's transfer a new account may not be made by  agent at 800-346-2087 for
                                 wire.                             complete wiring instructions.
                                                                   Instruct your bank to transmit
                                                                   immediately available funds for
                                                                   purchase of shares of a
                                                                   particular Fund in your name.
                                                                   Be sure to include your name and
                                                                   your Fund account number.
                                 Consult your bank for information on remitting funds by wire and any associated bank charges.

                                 OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
                                 ------------------                --------------------

BY TELETRADE                     TeleTrade Privileges may not be   Purchases may be made in the
(a service permitting transfers  used to make an initial           minimum amount of $500 and the
of money from your checking,     purchase.                         maximum amount of $50,000 per
savings or bank money market                                       transaction as soon as
account)                                                           appropriate information
                                                                   regarding your bank account has
                                                                   been established on your Fund
                                                                   account. This information may be
                                                                   provided on the Account
                                                                   Application or in a signature
                                                                   guaranteed letter of instruction
                                                                   to the Transfer Agent. Signature
                                                                   guarantees are discussed under
                                                                   "How to Sell Shares."
                                                                   Call 800--346-2087 to make your
                                                                   purchase.

             You should refer to the "Shareholder Services" section for additional important information about the TeleTrade Privilege.

     You may use other investment options, including automatic investments and exchanges, to invest in your Fund account.
      Please refer to the section entitled "Shareholder Services" for more information.

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the particular Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Funds' Transfer Agent.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Funds are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of the Transfer Agent's business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Funds' agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

You must specify at the time of investment whether you are purchasing A, B or K Shares. Certificates for shares are no longer issued. Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account. If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Company will not accept third party checks for investment. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by a Fund. If you purchase or redeem shares directly from a Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

                                 TO SELL SHARES

      THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
        (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)

                    Contact them directly for instructions.

                            THROUGH THE DISTRIBUTOR
          (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)

BY MAIL                                           Send a signed, written request (each owner, including
Pacific Horizon Funds, Inc.                       each joint owner, must sign) to the Transfer Agent. If
[NAME OF FUND]                                    you hold stock certificates for the shares being
P.O. Box 8968                                     redeemed, make sure to endorse them for transfer, have
Wilmington, DE 19899-8968                         your signature on them guaranteed by your bank or
                                                  another guarantor institution (as described in the
                                                  section entitled "What Kind Of Paperwork Is Involved In
                                                  Selling Shares?") and include them with your request.

IN PERSON                                         Deliver your signed, written request (each owner,
Pacific Horizon Funds, Inc.                       including each joint owner, must sign) and any
c/o PFPC, Inc.                                    certificates (endorsed for transfer and signature
400 Bellevue Parkway                              guaranteed as described in the section entitled "What
Suite 108 Wilmington, DE 19809                    Kind Of Paperwork Is Involved In Selling Shares?") to
                                                  the address on the left.

BY WIRE                                           As soon as appropriate information regarding your bank
                                                  account has been established on your Fund account, you
                                                  may write, telephone or telegraph redemption requests to
                                                  the Transfer Agent, and redemption proceeds will be
                                                  wired in federal funds to the commercial bank you have
                                                  specified. Information regarding your bank account may
                                                  be provided on the Account Application or in a signature
                                                  guaranteed letter of instruction to the Transfer Agent.
                                                  Signature guarantee requirements are discussed in the
                                                  section entitled "What Kind Of Paperwork Is Involved In
                                                  Selling Shares?"
                                                  Redemption proceeds will normally be wired the business
                                                  day after your request and any other necessary documents
                                                  have been received by the Transfer Agent.
                                                  Wire Privileges apply automatically unless you indicate
                                                  on the Account Application or in a subsequent written
                                                  notice to the Transfer Agent that you do not wish to
                                                  have them.
                                                  Requests must be for at least $1,000 and may be subject
                                                  to limits on frequency and amount.
                                                  Wire Privileges may be modified or suspended at any
                                                  time, and are not available for shares issued in
                                                  certificate form.
                                                  Contact your bank for information on any charges imposed
                                                  by the bank in connection with receipt of redemptions by
                                                  wire.

BY TELETRADE                                      You may redeem Fund shares (minimum of $500 and maximum
(a service permitting transfers of money to your  of $50,000 per transaction) by telephone after
checking, savings or bank money market account)   appropriate information regarding your bank account has
                                                  been established on your Fund account. This information
                                                  may be provided on the Account Application or in a
                                                  signature guaranteed letter of instruction to the
                                                  Transfer Agent. Signature guarantee requirements are
                                                  discussed in the section entitled "What Kind of
                                                  Paperwork Is Involved in Selling Shares?"
                                                  Redemption orders may be placed by calling 800-346-2087.
                                                  TeleTrade Privileges apply automatically unless you
                                                  indicate on the Account Application or in a subsequent
                                                  written notice to the Transfer Agent that you do not
                                                  wish to have them. You should refer to the "Shareholder
                                                  Services" section for additional important information
                                                  about the TeleTrade Privilege.

    OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS,
            ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED
                  "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent. Although the Funds impose no charge when A Shares are redeemed, if you purchase shares through Bank of America or a Service Organization they may charge a fee for providing certain services in connection with investments in Fund shares.

When you redeem your B Shares within 6 years of purchase (or longer if you shares have been exchanged for Y Shares of the Pacific Horizon Prime Fund), you may be subject to a contingent deferred sales charge as described above.

The Funds impose no charge when K Shares are redeemed.

The Company reserves the right to redeem accounts (other than 401(k), IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance. The contingent deferred sales charge will not be imposed upon such involuntary redemptions.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming A, B or K Shares. If you own either A or K as well as B Shares of the Fund, A or K Shares will be redeemed first unless you request otherwise. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where a Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in like shares of the same Fund, within 120 days of your redemption trade date without paying a sales load. Upon such a reinvestment, your account will be re-credited any contingent deferred sales charge imposed on any redeemed B Shares or any Y Shares of the Pacific Horizon Prime Fund. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 120 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

                       DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Blue Chip Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments in the Blue Chip Master Portfolio which are allocable to that Fund.

The Blue Chip, Asset Allocation and Capital Income Funds' net income is declared and paid as a dividend quarterly. The Aggressive Growth and International Equity Funds' net income is declared and paid as a dividend annually. Net realized capital gains (if any) from each Fund are distributed at least annually. Dividends are paid within five business days after the end of the quarter or year, as applicable.

You will automatically receive dividends and capital gain distributions in additional shares of the same class of shares of the Fund for which the dividend was declared without a sales load unless you:

(i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From A Fund Be Invested In Other Funds?" If you elect to receive distributions in cash, and if your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, PFPC Inc., at P.O. Box 8968, Wilmington, Delaware 19899-8968. The election or revocation will become effective with respect to dividends paid after it is received and processed by the Transfer Agent.

                              SHAREHOLDER SERVICES

         PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE
                   MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUNDS IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

The contingent deferred sales charge with respect to B Shares will not be charged on redemptions in connection with minimum required distributions from an IRA due to a shareholder having reached age 70 1/2. For details, contact the Funds' at 800-346-2087. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult their tax advisers.

Additionally, K Shares are available to businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America, accounts under Section 403(b)(7) of the Code, deferred compensation plans under
Section 457 of the Code, to Qualified IRA Rollovers and certain other retirement plans.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for: like shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. Specifically, A Shares may be exchanged for other A Shares, B Shares may be exchanged for other B Shares, and K Shares may be exchanged for other K Shares. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING A SHARES PURCHASED WITH A SALES LOAD FOR A SHARES OF ANOTHER LOAD FUND OF THE COMPANY OR TIME HORIZON FUNDS. B Shares may be exchanged for other B Shares or for Y Shares of the Pacific Horizon Prime Fund without the payment of any contingent deferred sales charge at the time the exchange is made. In addition, Y Shares of the Pacific Horizon Prime Fund that were acquired through an exchange of B Shares may be exchanged for B Shares without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable upon redemption of B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through the exchange unless the shares acquired through the exchange are Y Shares of the Pacific Horizon Prime Fund. The time period during which Y Shares of the Pacific Horizon Prime Fund acquired through an exchange are held is not included when the amount of the contingent deferred sales charge is calculated.

An investment in a Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Funds' distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below entitled "What is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

An exchange is considered a sale of shares of a Fund and the purchase of shares of another Fund and may result in a capital gain or loss for federal income tax purposes.

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Funds' distributor.

The Funds reserve the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, savings or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, savings or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Funds may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of each Fund's sales load.

Use of this Plan may also be disadvantageous for B Shares due to a potential need to pay a contingent deferred sales charge.

CAN MY DIVIDENDS FROM A FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, a Fund may terminate your participation after 30 days' notice.

                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company and about the Trustees and Officers of the Master Trust is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS
                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

On April 13, 1998, BankAmerica Corporation ("BankAmerica") and NationsBank Corporation ("NationsBank") announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by the end of 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

In separate advisory agreements with the Master Trust and the Company (the "Advisory Agreements"), Bank of America has agreed to manage the Funds' investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Fund's securities. The Advisory Agreements also provide that Bank of America may: 1) in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America and 2) employ a sub-adviser provided that Bank of America remains fully responsible to the Company and Master Trust for the acts and omissions of the sub-adviser.

An investment management team headed by James Miller, Chief Investment Officer of Quantitative Based Equity Management at Bank of America is responsible for the day-to-day investment activities of the Blue Chip Master Portfolio, Aggressive Growth Fund and the equity portion of the Asset Allocation Fund. Mr. Miller has been the Blue Chip Master Portfolio's manager since May 1995 and has been associated with Bank of America since 1988. Mr. Miller is a Chartered Financial Analyst, a member of the Association of Investment Management and Research, and a former Director of the Investment Analysts Society of Chicago.

Kirk Hartman is primarily responsible for the selection of particular securities for the fixed-income portion of the Asset Allocation Fund. Mr. Hartman is Chief Investment Officer and Head of Fixed Income at Bank of America. Mr. Hartman joined Bank of America in 1995. From 1987 to 1995, Mr. Hartman served as Managing Director and Chief Operations Officer at Lehman Brothers.

Ed Cassens, Vice President and Senior Portfolio Manager of Bank of America is primarily responsible for the day-to-day investment activities of the Capital Income Fund. Mr. Cassens has been the Capital Income Fund's manager since November 1994 and has been associated with Bank of America's Northwest Division and its predecessor since 1966. Mr. Cassens currently manages Bank of America's EBT Convertible Securities Trust and Convertible Securities Common Trust Fund and has managed the Seafirst Equity Income Common Trust Fund since 1987.

For the services provided and expenses assumed under the Advisory Agreements, Bank of America is entitled to receive a fee at the annual rate of 0.50%, 0.60%, 0.40%, 0.45% and 0.75% of the Blue Chip Master Portfolio's, Aggressive Growth Fund's, Asset Allocation Fund's, Capital Income Fund's and International Equity Fund's average daily net assets, respectively. These amounts may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers.") For the year ended February 28, 1998, the Blue Chip Master Portfolio, Aggressive Growth Fund, Asset Allocation Fund and Capital Income Fund paid Bank of America advisory fees at an effective annual rate of 0.50%, 0.60%, 0.40% and 0.45% of the respective average daily net assets of the Blue Chip Master Portfolio, Aggressive Growth Fund, Asset Allocation Fund and Capital Income Fund and Bank of America waived a portion of its fee at an effective annual rate of 0.04% of the Blue Chip Master

Portfolio's average daily net assets. For the year ended February 28, 1998, Bank of America waived its entire investment advisory fee payable by the International Equity Fund. Prior to June 23, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.55% of the average daily net assets of the Asset Allocation Master Portfolio. On that date, the Asset Allocation Fund withdrew its investment in the Asset Allocation Master Portfolio and began investing directly in portfolio securities pursuant to a new investment advisory agreement between the Company and Bank of America which superseded the existing advisory agreement between the Master Trust and Bank of America with respect to the Asset Allocation Master Portfolio. For the period March 1, 1997 through June 23, 1997, the Asset Allocation Master Portfolio paid Bank of America advisory fees at the effective annual rate of 0.02% and Bank of America waived a portion of its advisory fees at an effective annual rate of 0.13% of such Portfolio's average daily net assets. For the period June 24, 1997 through February 28, 1998, the Asset Allocation Fund paid Bank of America advisory fees at an effective annual rate of 0.28% of such Fund's average daily net assets, and Bank of America waived fees at an effective annual rate of 0.12% of the Asset Allocation Fund's average daily net assets.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, Distribution Plan and Administrative and Shareholder Services Plan as described under "Plan Payments," and may receive fees charged directly to their accounts in connection with investments in shares of the Funds.

                                  SUB-ADVISER

Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, provides sub-advisory services to the International Equity Fund. Subject to the oversight and supervision of the Adviser and the Company's Board of Directors, the Sub-Adviser provides a continuous investment program for the International Equity Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the International Equity Fund. Wellington Management will from time to time determine what securities and other investments will be purchased, retained or sold by the International Equity Fund.

Wellington Management is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Equity Fund. The fee is payable quarterly at the following annual rates based on the average month-end net assets of the Fund: 0.40% on the Fund's first $50 million of average month-end net assets, 0.30% on the next $100 million, 0.25% on the next $350 million and 0.20% of the International Equity Fund's average month-end net assets in excess of $500 million. For the year ended February 28, 1998, Bank of America paid Wellington Management sub-advisory fees at an effective rate of 0.12% of the International Equity Fund's average month-end net assets and Wellington Management waived a portion of its sub-advisory fee at an effective rate of 0.28% of the International Equity Fund's average month-end net assets.

Trond Skramstad, Senior Vice President and Director of International Equity Investments, and Andrew S. Offit, Vice President and Associate Portfolio Manager, have primary responsibility for the day to day management of the Fund. Mr. Skramstad is chairman of Wellington Management's Global Equity Strategy Group, which is a group of regional equity portfolio managers and senior investment professionals responsible for providing investment research and recommendations, and has been responsible for managing the Fund since January 1, 1997.

Prior to joining Wellington Management in 1993, Mr. Skramstad was an international equity portfolio manager and principal at Scudder, Stevens & Clark since 1990. Prior to joining Wellington Management,

Mr. Offit was a portfolio manager at Chestnut Hill Management during 1997, and at Fidelity Investments since 1987.

                                 ADMINISTRATOR

Bank of America serves as Administrator of the Funds. Bank of America's principal office is located at 555 California Street, San Francisco, California 94104. For the period from March 1, 1997 through September 15, 1997, the BISYS Group, Inc., through its wholly-owned subsidiary BISYS Fund Services, L.P. (collectively, "BISYS"), served as administrator to the Funds and the Master Portfolio. For the period September 15, 1997 through February 28, 1998 Bank of America served as the Funds' administrator. PFPC International, Ltd., an indirect, wholly-owned subsidiary of PNC Bank, serves as administrator and accounting services agent to the Blue Chip Master Portfolio.

Under its administration agreement with the Company, Bank of America has agreed to: pay the costs of maintaining the offices of the Company; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Funds and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of each Fund's shares for sale under state securities laws; maintain books and records of the Funds; calculate the net asset value of the Funds; calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the operations of the Funds.

For its services as administrator, Bank of America is entitled to receive an administration fee from the Blue Chip Fund at the annual rate of 0.15% of the Fund's average daily net assets. PFPC International, Ltd. is entitled to receive an administration fee from the Blue Chip Master Portfolio's net assets computed daily and payable monthly at an annual rate of .05% on the Master Portfolio's average daily net assets. (See the information below under "Fee Waivers.") During the period March 1, 1997 through September 15, 1997, the Blue Chip Master Portfolio paid BISYS administration fees at an effective annual rate of 0.03% of the Blue Chip Master Portfolio's average daily net assets. During the period September 15, 1997 through February 28, 1998, the Blue Chip Master Portfolio paid PFPC International, Ltd. administration fees at an effective annual rate of 0.02% of the Blue Chip Master Portfolio's average daily net assets. For the year ended February 28, 1998, neither BISYS nor PFPC International, Ltd. waived administration fees with respect to the Blue Chip Master Portfolio. During the period March 1, 1997 through September 15, 1997, the Blue Chip Fund paid BISYS administration fees at an effective annual rate of 0.49% of the Blue Chip Fund's average daily net assets and BISYS waived a portion of its fees at an effective annual rate of 0.01% of the Blue Chip Fund's average daily net assets. During the period September 15, 1997 through February 28, 1998 the Blue Chip Fund paid Bank of America administration fees at an effective annual rate of 0.07% of the Blue Chip Fund's average daily net assets. Bank of America waived no fees with respect to the Blue Chip Fund during the same period. For its services as administrator, Bank of America is entitled to receive an administration fee from the Aggressive Growth Fund, Asset Allocation Fund, Capital Income Fund and International Equity Fund at the annual rates of 0.30%, 0.15%, 0.20% and 0.20%, respectively, of such Fund's average daily net assets. These amounts may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers.") Prior to June 23, 1997, BISYS was entitled to receive an administration fee payable at the annual rate of 0.15% of the Asset Allocation Fund's average daily net assets and 0.05% of the Asset Allocation Master Portfolio's average daily net assets. During the period from March 1, 1997 through June 23, 1997, the Asset Allocation Master Portfolio paid BISYS administration fees at an effective annual rate of 0.01% of such Portfolio's average daily net assets, and BISYS waived a portion of its fee with respect to the Asset Allocation Master Portfolio at an effective annual rate of 0.01% of the Master Portfolio's average daily net assets. For the same period, BISYS waived its entire administration fee with respect to the Asset Allocation Fund. During the period June 24, 1997 through September 15, 1997, the Asset Allocation Fund paid BISYS at an effective annual rate of 0.03% of such Fund's average daily net assets. During the period September 15, 1997 to February 28, 1998 the Asset Allocation Fund paid Bank of America at an effective annual rate of 0.07% of its average daily net assets. During the period June 24, 1997 through February 28, 1998, neither BISYS nor Bank of America waived administration fees with respect to the Asset Allocation Fund. During the period March 1, 1997, through September 15, 1997, the Aggressive Growth Fund and Capital Income Fund paid BISYS administration fees at an effective annual rate of 0.15% and 0.10%, respectively. During the period September 15, 1997 through February 28, 1998 the Aggressive Growth Fund and Capital Income Fund paid Bank of America administration fees at the effective annual rates of 0.15% and 0.10%. For the period March 1, 1997 through September 15, 1997, BISYS waived its entire administration fee for the International Equity Fund, and for the period September 15, 1997 through February 28, 1998, Bank of America waived its entire administration fee for the International Equity Fund. Bank of America also reimbursed a portion of the operating expenses, with respect to the International Equity Fund.

Bank of America has entered into an agreement with PFPC Inc., an indirect, wholly-owned subsidiary of PNC Bank Corp., ("PFPC") pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, among other things, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for these services.

Pursuant to the authority granted in its administration agreements, Bank of America has entered into agreements with PFPC Inc. ("PFPC") (with respect to the Blue Chip, International Equity and Asset Allocation Funds) and The Bank of New York ("BONY") (with respect to the Aggressive Growth and Capital Income Funds) under which PFPC and BONY provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services to the Funds. The Funds bear all fees and expenses charged by PFPC or BONY for these services.

                                  DISTRIBUTOR

Each Fund's shares are sold on a continuous basis by Provident Distributors, Inc. (the "Distributor"). The Distributor is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, National Association, 1600 Market Street, 28th Floor, Philadelphia, Pennsylvania 19103 serves as the Custodian of the Blue Chip Master Portfolio, Asset Allocation Fund and International Equity Fund. The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Custodian of the Aggressive Growth Fund and Capital Income Fund. PFPC Inc., an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PFPC"), is the transfer and dividend disbursing agent for each of the Funds and its address as transfer agent is P.O. Box 8968, Wilmington, Delaware 19899-8968.

FEE WAIVERS

Except as noted in this Prospectus and the Statement of Additional Information, the service contractors bear all expenses in connection with the performance of their services, and the Funds and Blue Chip Master Portfolio bear the expenses incurred in their operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. Periodically, during the course of each Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain expenses of the Funds or the Master Portfolio as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.

                                TAX INFORMATION

     YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR
 ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN
                                   THE FUNDS.

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Consult your tax adviser with specific reference to your own tax situation.

The Funds' distributions will generally be taxable to shareholders as ordinary income and capital gains (which may be taxable at different rates depending on the length of time each Fund held the relevant assets). You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares.

You should note that if you purchase shares just prior to a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends that were received with respect to the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges, and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the International Equity Fund itself will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability, or (2) to take such amount as an itemized deduction.

For more information regarding the taxation of the Funds, consult the Statement of Additional Information under the heading "Additional Information Concerning Taxes." You should also consult your tax adviser for information regarding the federal, state and local tax consequences and the applicability of any foreign taxes or U.S. withholding taxes with respect to your specific situation.

                             MEASURING PERFORMANCE

EACH FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured.

Periodically, a Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods), may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares and include the maximum front-end sales charge for A Shares and the applicable contingent deferred sales charge for B Shares. Each Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

Each Fund may compare its total return to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, a Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; IBC Financial Data, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. Each Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Europe, Asia and Far East Index ("EAFE"); the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; the Financial Times World Stock Index; the Lipper International Fund Index; or the Consumer Price Index.

Since a Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in a Fund's calculations of total return are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in a Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

                             DESCRIPTION OF SHARES

THE COMPANY IS A MARYLAND CORPORATION THAT WAS ORGANIZED ON OCTOBER 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of: 100 million shares of Class D Common Stock, 100 million shares of Class D -- Special Series 3 Common Stock and 100 million shares of Class D -- Special Series 5 Common Stock representing interests in the Aggressive Growth Fund; 100 million shares of Class N Common Stock, 100 million shares of Class N -- Special Series 3 Common Stock; 100 million shares of Class N -- Special Series 5 Common Stock; and 100 million shares of Class N -- Special Series 7 Common Stock, representing interests in the Blue Chip Fund; 100 million shares of Class F Common Stock, 100 million shares of Class F -- Special Series 3 Common Stock and 100 million shares of Class F -- Special Series 5 Common Stock, representing interests in the Capital Income Fund; 100 million shares of Class O Common Stock, 100 million shares of Class O -- Special Series 3 Common Stock, 100 million shares of Class O -- Special Series 5 Common Stock and 100 million shares of Class O -- Special Series 7 Common Stock, representing interests in the Asset Allocation Fund; 100 million shares of Class T Common Stock, 100 million shares of Class T -- Special Series 3 Common Stock and 100 million shares of Class T -- Special Series 5 Common Stock, representing interests in the Fund; and additional classes of shares representing interests in other investment portfolios of the Company. Class D Common Stock, Class N Common Stock, Class F Common Stock, Class O Common Stock and Class T Common Stock are the "A" Shares; Class D -- Special Series 3 Common Stock, Class N -- Special Series 3 Common Stock, Class F-Special Series 3 Common Stock, Class O -- Special Series 3 Common Stock and Class T-Special Series 3 Common Stock are the "B" Shares; Class D -- Special Series 5 Common Stock, Class N -- Special Series 5 Common Stock Class F-Special Series 5 Common Stock, Class O -- Special Series 5 Common Stock and Class T -- Special Series 5 Common Stock are the "K" Shares; and Class N -- Special Series 7 Common Stock and Class O -- Special Series 7 Common Stock are the "SRF" Shares. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class D Common Stock, Class D- -Special Series 3 Common Stock, Class
D -- Special Series 5 Common Stock, Class N Common Stock, Class N -- Special Series 3 Common Stock, Class N -- Special Series 5 Common Stock, Class
N -- Special Series 7 Common Stock International Equity into one or more series. This Prospectus relates primarily to the Funds' A, B and K Shares. As of the date of this prospectus, B Shares have not been offered to the public. For more information about the Blue Chip Fund's SRF Shares or about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.

SRF Shares are offered for investment by eligible retirement accounts and are neither subject to a front-end sales charge nor a contingent deferred sales charge. SRF Shares will automatically convert to A Shares on the third anniversary of the reorganization date of the Seafirst Retirement Funds into the Company. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available, which is the case for eligible retirement accounts. A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. B Shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. See "Shareholder Guide -- What Alternative Sales Arrangements are Available?" for a description of eligible purchasers of K Shares.

A Shares, B Shares, K Shares and SRF Shares each have certain purchase, redemption and exchange privileges. Additionally, A, B and K Shares have certain shareholder services, such as TeleTrade, an automatic investment program, an automatic withdrawal plan, a directed distribution plan and a direct deposit program.

The four classes of shares in the Blue Chip Fund and Asset Allocation Fund and the three classes of Shares in the Aggressive Growth Fund, Capital Income Fund and International Equity Fund which are publicly offered represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except (a) SRF Shares (where applicable) and A Shares bear the expenses of their respective Shareholder Services Plans; (b) B Shares bear the expenses of the Distribution and Services Plan; and (c) K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan.

Except as noted below, shares representing interests in the Funds are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the particular Fund upon liquidation. The net income attributable to SRF, A, B and K Shares and the dividends payable on such Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to SRF Shares and A Shares, respectively, (b) Distribution and Services Plan fees attributable to B Shares,
(c) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, and (d) the incremental expenses associated with such Plans. SRF, A, B and K Shares may have different performance results due to sales charges and other expenses attributable to distribution, administrative service and/or shareholder servicing plans applicable with respect to a particular share class.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares; only holders of B Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution and Services Plan attributable to B Shares; only holders of K Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution Plan and Administrative and Shareholder Services Plan attributable to K Shares and only holders of SRF Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to SRF Shares. The Funds do not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the

Company's outstanding shares of common stock. The Funds will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

                                 PLAN PAYMENTS

The Company has adopted a Shareholder Services Plan (the "Plan") for A Shares, a Distribution and Services Plan for B Shares, and a Distribution Plan and an Administrative and Shareholder Services Plan for K Shares.

The Company has adopted a Shareholder Services Plan for A Shares, under which A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The Company has also adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act, under which the B Shares of each Fund reimburse Bank of America for costs incurred in connection with distribution of the B Shares and for shareholder servicing fees Bank of America pays to Service Organizations. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the K Shares of a Fund reimburse the Distributor for services rendered and costs incurred in connection with distribution of the K Shares. The Company has also adopted an Administrative and Shareholder Services Plan for K Shares, under which K Shares of a Fund reimburse the Distributor for administrative and shareholder servicing fees the Distributor pays to Service Organizations.

SHAREHOLDER SERVICES PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by a Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of such Fund's A Shares. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. For the fiscal year ended February 28, 1998, the Blue Chip Fund, Aggressive Growth Fund, Asset Allocation Fund, Capital Income Fund and International Equity Fund made payments under the Plan at the effective annual rate of 0.25%, 0.25%, 0.25%, 0.25% and 0.03%, respectively of the A Shares' average daily net assets and the Distributor waived fees at an effective annual rate of 0.22% of the Capital Income Fund's average daily net assets.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by a Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DISTRIBUTION AND SERVICES PLAN, DISTRIBUTION PLAN AND ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN

Under the Distribution Plan, each Fund pays the Distributor for distribution expenses primarily intended to result in the sale of such Fund's K Shares. Under the Distribution and Services Plan, each Fund pays Bank of America for distribution expenses primarily intended to result in the sale of such Fund's B Shares and for shareholder servicing expenses. Such distribution expenses include expenses incurred in connection with advertising and marketing each Fund's B and K Shares; payments to Service Organizations for assistance in connection with the distribution of B and K Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Funds (except those used for regulatory purposes, for solicitation or distribution to existing or potential A shareholders, or for distribution to existing B and K shareholders of the Funds) and in implementing and operating the Distribution and Services Plan and Distribution Plan.

Shareholder servicing expenses under the Distribution and Services Plan and the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with shareholder services provided by Bank of America or the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of B and K Shares, such as assisting clients in processing exchange and redemption requests and in changing dividend options and account descriptions and responding to client inquiries concerning their investments. Administrative servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with administrative services provided by the Distributor and payments to Service Organizations for the provision of administrative services to beneficial owners of K Shares, such as establishing and maintaining accounts and records relating to their clients who invest in K Shares, providing information to the Funds necessary for accounting or sub-accounting, and providing statements periodically to clients showing their position in K Shares.

Under the Distribution and Services Plan and the Distribution Plan, payments by a Fund for distribution expenses may not exceed 0.75% (annualized), of the average daily net assets of such Fund's B and K Shares. Under the Distribution and Services Plan and the Administrative and Shareholder Services Plan, payments for shareholder servicing expenses may not exceed 0.25% (annualized), of the average daily net assets of such Fund's K Shares. Under the Administrative and Shareholder Services Plan, payments for administrative servicing expenses may not exceed 0.75% (annualized) of the average daily net assets of a Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of a Fund's B and K Shares. These amounts may be reduced pursuant to undertakings by Bank of America or the Distributor. Payments for distribution expenses under the Distribution and Services Plan and Distribution Plan are subject to Rule 12b-1 under the 1940 Act. For the period ended February 28, 1998, the Blue Chip, Aggressive Growth, Asset Allocation, Capital Income and International Equity Funds made payments under the Distribution Plan and Administrative and Shareholder Services Plan at the effective annual rates of 0.75%, 0.75%, 0.75%, 0.75% and 0.53%, respectively, of the average daily net assets of such Funds' K Shares, and the Distributor waived fees under the Distribution Plan and Administrative and Shareholder Services Plan at the effective annual rate of 0.00%, 0.25%, 0.00%, 0.25% and 0.47%, respectively, of the average daily net assets of such Funds' K Shares. During the fiscal year ended February 28, 1998, no B Shares were offered by the Company.

                                   APPENDIX A

CORPORATE BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings: Aaa -- judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa -- judged to be of high quality by all standards; A -- deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa -- considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C -- protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to
B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA's description of its corporate bond ratings:
"AAA" -- considered to be investment grade and of the highest credit quality. Capacity to pay interest and repay principal is considered to be exceptionally strong; "AA" -- judged to be investment grade and of very high credit quality, although the capacity to pay interest and repay principal is not quite as strong as bonds rated "AAA"; "A" -- deemed investment grade and of high credit quality, although the capacity to pay interest and repay principal may be more susceptible to the adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is considered to be investment grade and is regarded as having satisfactory credit quality with an adequate capacity to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -- regarded as speculative investments. The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is not as high as for issues designated "A-1." Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

Fitch IBCA's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The designation "F-1" indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment.

UNRATED SECURITIES

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          PACIFIC HORIZON FUNDS, INC.

                                 BLUE CHIP FUND

                             AGGRESSIVE GROWTH FUND

                             ASSET ALLOCATION FUND

                              CAPITAL INCOME FUND

                           INTERNATIONAL EQUITY FUND

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for a Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a fuller technical and legal description of a Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                          PACIFIC HORIZON FUNDS, INC.
                                 P.O. Box 8968
                        Wilmington, Delaware 19899-8968

                                 1-800-346-2087

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The Funds' investment company registration number is 811-04293.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-346-2087
                               Monday thru Friday
                            8:00 am to 8:00 pm (EST)

PROSPECTUS
JULY 1, 1998
Investment Portfolios Offered by

Pacific Horizon Funds, Inc.

This prospectus provides vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:

-  are not bank deposits

-  are not federally insured

-  are not endorsed by any bank or government agency

- are not obligations of, or guaranteed by, Bank of America NT&SA or any of its affiliates

-  are not guaranteed to achieve their goals

-  involve investment risk, including possible loss of principal

More detailed information is available in a Statement of Additional Information dated July 1, 1998. You may obtain a free copy by calling 800-346-2087.

The Statement of Additional Information has been incorporated by reference into this prospectus (is legally a part of this prospectus) and has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet web site (http://www.sec.gov) to view the Statement of Additional Information, material incorporated by reference and other information.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FLEXIBLE INCOME FUND

 (FORMERLY, CORPORATE BOND FUND)

- a diversified portfolio seeking high current income with reasonable investment risk

-  primarily invests in investment grade corporate debt

INTERMEDIATE BOND FUND

-  a diversified portfolio seeking interest income and capital appreciation

-  primarily invests in investment grade, intermediate and longer term bonds

U.S. GOVERNMENT SECURITIES FUND

-  a portfolio seeking current income consistent with preservation of capital

- primarily invests in securities of the U.S. Government, its agencies, instrumentalities or sponsored entities

SHORT-TERM GOVERNMENT FUND

- a diversified portfolio seeking high current income with relative stability of principal

- primarily invests in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored entities

NATIONAL MUNICIPAL BOND FUND

- a diversified portfolio seeking as high a level of current interest income free of regular Federal income tax as is consistent with prudent investment management and preservation of capital

-  primarily invests in investment grade municipal debt securities

CALIFORNIA MUNICIPAL BOND FUND

 (FORMERLY, CALIFORNIA TAX-EXEMPT BOND FUND)

- a diversified portfolio seeking as high a level of current interest income free of Federal income tax and California state personal income tax as is consistent with prudent investment management and preservation of capital

- primarily invests in investment grade municipal obligations by the State of California and other governmental entities

PHF-0006

                                    CONTENTS

                                          2   GOALS, STRATEGIES AND PORTFOLIO SECURITIES
                                          3   EXPENSE SUMMARY
                                         11   FINANCIAL HIGHLIGHTS
                                         23   FUND INVESTMENTS
                                         23     Investment Objectives
                                         25     Types of Investments
                                         31     Fundamental Limitations
                                         31     Types of Investment Risk
                                         32     Other Investment Practices and Considerations
SHAREHOLDER GUIDE                        48   HOW TO BUY SHARES
                                         48     What Is My Minimum Investment In The Funds?
                                         48     What Alternative Sales Arrangements Are Available?
                                         49     How Are Shares Priced?
                                         54     How Do I Decide Whether To Buy A, B or K Shares?
                                         56     How Can I Buy Shares?
                                         57     What Price Will I Receive When I Buy Shares?
                                         58     What Else Should I Know To Make A Purchase?
                                         58   HOW TO SELL SHARES
                                         58     How Do I Redeem My Shares?
                                         61     What NAV Will I Receive For Shares I Want To Sell?
                                         61     What Kind Of Paperwork Is Involved In Selling Shares?
                                         62     How Quickly Can I Receive My Redemption Proceeds?
                                         62     Do I Have Any Reinstatement Privileges After I Have
                                                  Redeemed Shares?
                                         62   DIVIDEND AND DISTRIBUTION POLICIES
                                         63   SHAREHOLDER SERVICES
                                         63     Can I Use The Funds In My Retirement Plan?
                                         63     Can I Exchange My Investment From One Fund To Another?
                                         64     What Is TeleTrade?
                                         65     Can I Arrange To Have Automatic Investments Made On A
                                                  Regular Basis?
                                         65     What Is Dollar Cost Averaging And How Can I Implement It?
                                         66     Can I Arrange Periodic Withdrawals?
                                         66     Can My Dividends From A Fund Be Invested In Other Funds?
                                         66     Is There A Salary Deduction Plan Available?
THE BUSINESS OF THE FUNDS                66   FUND MANAGEMENT
                                         67     Service Providers
                                         69     Fee Waivers
                                         70   TAX INFORMATION
                                         71   MEASURING PERFORMANCE
                                         73   DESCRIPTION OF SHARES
                                         75   PLAN PAYMENTS
                                        A-1   CORPORATE BOND RATINGS

       DISTRIBUTOR:                              INVESTMENT ADVISER:
       Provident Distributors, Inc.              Bank of America National Trust and Savings Association
       Four Falls Corporate Center               555 California Street
       6th Floor                                 San Francisco, CA 94104
       West Conshohocken, PA 19428

                  GOALS, STRATEGIES AND PORTFOLIO SECURITIES.

 The FLEXIBLE INCOME (FORMERLY, THE CORPORATE BOND) FUND seeks to provide investors with a high current income consistent with reasonable investment risk. To pursue this goal, the Fund invests primarily in a diversified portfolio of investment grade corporate debt securities although it may invest a portion of its assets in other types of debt securities and money market instruments.

Under normal circumstances, the Flexible Income Fund invests at least 65% of total assets in investment grade corporate debt obligations. The Fund may invest up to 20% of its assets in debt obligations of foreign issuers. The fund also may invest up to 35% of its total assets in lower quality, higher yielding securities ("junk bonds"). The Fund may, for temporary defensive purposes, invest without limitation in cash equivalents.

The INTERMEDIATE BOND FUND seeks to provide investors with interest income and capital appreciation. To pursue this goal, the Fund invests primarily in a diversified portfolio of investment grade intermediate and longer term bonds.

The Intermediate Bond Fund seeks to achieve its investment objective by investing all of its investable assets in the securities of a portfolio of another open-end managed investment company, Master Investment Trust, Series I (the "Intermediate Bond Master Portfolio"). The Intermediate Bond Master Portfolio has the same investment objective as the Intermediate Bond Fund.

Under normal circumstances, the Intermediate Bond Master Portfolio invests at least 65% of total assets in investment grade bonds. The Master Portfolio may invest up to 35% of its total assets in mortgage-backed securities. The Intermediate Bond Master Portfolio also may invest, from time to time, in obligations issued by state and local government issuers (municipal securities).

The U.S. GOVERNMENT SECURITIES FUND seeks to provide investors with a high level of current income consistent with preservation of capital. To pursue this goal, the Fund invests primarily in a portfolio of securities issued by the U.S. Government, its agencies, instrumentalities and sponsored enterprises. The Fund may also invest in non-government related securities rated in the highest rating category by a nationally recognized statistical rating organization.

Under normal circumstances, the U.S. Government Securities Fund invests at least 65% of total assets in securities issued by the U.S. Government, its agencies, instrumentalities and sponsored enterprises. The Fund may also invest up to 35% of its total assets in non-government related securities rated in the highest rating category by a nationally recognized statistical rating organization. The Fund may, for temporary defensive purposes, invest without limitation in cash equivalents.

The SHORT-TERM GOVERNMENT FUND seeks to provide investors with a high level of current income consistent with relative stability of principal. To pursue this goal, the fund invests primarily in a diversified portfolio of securities issued or guaranteed by the U.S. Government, its agencies, its instrumentalities or sponsored enterprises.

Under normal circumstances, the Short-Term Government Fund will invest at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. The Fund may also invest up to 35% of its total assets in investment grade non-government securities.

The NATIONAL MUNICIPAL BOND FUND seeks to provide investors with as high a level of current interest income free of regular Federal income tax as is consistent with prudent investment management and preservation of capital. To pursue this goal, the fund invests primarily in a diversified portfolio of investment grade municipal debt securities.

Under normal circumstances, the National Municipal Bond Fund invests at least 65% of total assets in debt obligations issued by or on behalf of state, territories and possessions of the United States and the District of Columbia which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). Under normal market conditions, the Fund expects at least 65% of total assets will consist of investment grade issues. The Fund may, for temporary defensive purposes or if suitable tax-exempt obligations are unavailable, hold without limitation uninvested cash reserves.

The CALIFORNIA MUNICIPAL BOND (FORMERLY, THE CALIFORNIA TAX-EXEMPT BOND) FUND seeks to provide investors with as high a level of current interest income free of Federal income tax and California state personal income tax as is consistent with prudent investment management and preservation of capital. To pursue this goal, the Fund invests primarily in a diversified portfolio of investment grade municipal obligations issued by the State of California and other governmental issuers.

Under normal circumstances, the California Municipal Bond Fund invests at least 65% of total assets in municipal securities issued by California and other states, territories and possessions of the United States and the District of Columbia, provided these instruments are free of Federal income tax. Under normal market conditions, it is expected that the California Municipal Bond Fund will invest at least 65% of its total assets in investment grade securities. For temporary defensive purposes, or if suitable tax-exempt obligations cannot be found, the Fund may purchase taxable obligations.

RISK FACTORS. As with most funds that invest in fixed income securities, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities). There are also risks related to investing in lower rated securities including higher risks of volatility and default. These risks are discussed in "Risks Related to High Yield, High Risk Securities." Other risks that may be applicable to a Fund are defined in "Types of Investment Risk." Other factors may affect the market price and yield of the funds' securities, including investor demand and domestic and worldwide economic conditions.

Although the California Municipal Bond Fund is diversified, it concentrates in securities of California issuers and its performance is largely dependent on factors that may disproportionately affect these issuers.

PORTFOLIO MANAGEMENT. Bank of America National Trust and Savings Association ("Bank of America") serves as investment adviser to the Flexible Income, U.S. Government Securities, Short-Term Government, National Municipal Bond and California Municipal Bond Funds and to the Intermediate Bond Master Portfolio. Based in San Francisco, California, Bank of America and its affiliates have over $77 billion under management, including over $22 billion in mutual funds. Portfolio management services for the Flexible Income, U.S. Government Securities and Short-Term Government Funds and the Intermediate Bond Master Portfolio are conducted by an investment management team headed by Kirk Hartman. Mr. Hartman, who is the Chief Investment Officer and Head of Fixed Income at Bank of America, has been associated with Bank of America since 1995. Portfolio management services for the National Municipal Bond Fund and California Municipal Bond Fund are conducted by Stephen P. Scharre. Mr. Scharre has been associated with the investment adviser since 1984.

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. The Funds offer three classes of shares. A Shares are offered at net asset value plus a front-end sales charge (see page 49 of the Prospectus for an explanation of net asset value per share) and are subject to a shareholder servicing fee. B Shares are offered at net asset value, without a front-end sales charge but are subject to a contingent deferred sales charge plus distribution and shareholder servicing fees. B Shares are currently available only for the California Municipal Bond Fund. K Shares of each of the Funds (except for the Short-Term Government Fund, which does not offer K Shares) are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge, but are subject to distribution, administrative servicing and shareholder servicing fees. B Shares of a Fund held for 9 years will convert to A Shares of a Fund.

ANNUAL FUND OPERATING EXPENSES include payments by the Funds and payments by the Intermediate Bond Master Portfolio which are allocable to the Intermediate Bond Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, distribution (in the case of B and K Shares only), shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses imposed by the Funds for A, B and K Shares reflecting the operating expenses (including the operating expenses of the Intermediate Bond Master Portfolio which are allocable to the Intermediate Bond Fund) 1) expected to be incurred during the current fiscal year with respect to B Shares of each Fund and K Shares of the California Municipal Bond Fund and K Shares of the National Municipal Bond Fund and 2) incurred during the last fiscal year with respect to A Shares of each Fund and K Shares of each Fund except the California Municipal Bond and National Municipal Bond Funds. Actual expenses may vary. A hypothetical example based on the summary is also shown. Expenses of the Flexible Income Fund (formerly, the Corporate Bond Fund) are based upon historical costs for the Corporate Bond Fund which will differ from the historical costs of the Corporate Bond Fund's predecessor fund as a result of the change in organization of the Corporate Bond Fund from a closed-end fund to an open-end fund and the change from a master-feeder structure to a directly managed portfolio.

FLEXIBLE INCOME FUND

                                                              A SHARES   K SHARES
                                                              --------   --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................    5.50%      None
Maximum Sales Load Imposed on Reinvested Dividends..........    None       None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None       None
Redemption Fees.............................................    None       None
Exchange Fee................................................    None       None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees (After Fee Waivers)+........................       0%         0%
12b-1 Fees (or in the case of certain Class K Shares,
  Administrative Service Fees) (After Fee Waivers)*.........       0%      0.50%
Shareholder Services Fee (After Fee Waivers)*...............    0.20%      0.20%
Other Expenses..............................................    0.65%      0.65%
                                                                ----       ----
          Total Operating Expenses (After Fee Waivers)+.....    0.85%      1.35%
                                                                ====       ====

---------------

+ Absent fee waivers, Management Fees for each class of shares of the Fund would be 0.65% of the average net assets (annualized) and Total Operating Expenses for the Fund's A and K Shares would be 1.55% and 2.30% of average net assets (annualized), respectively.

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Flexible Income Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc. Absent fee waivers, shareholder services fees would be 0.25% of the average net assets (annualized) of the Fund's A Shares. For a further description of shareholder transaction expenses and the Flexible Income Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                              AFTER      AFTER      AFTER      AFTER
                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             --------   --------   --------   --------
A Shares(1)................................................    $63        $81        $100       $154
K Shares...................................................    $14        $43        $ 74       $162

---------------

(1)Assumes deduction at time of purchase of maximum applicable front-end sales charge.

INTERMEDIATE BOND FUND

                                                              A SHARES    K SHARES
                                                              --------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................    5.50%       None
Maximum Sales Load Imposed on Reinvested Dividends..........    None        None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None        None
Redemption Fees.............................................    None        None
Exchange Fee................................................    None        None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees (After Fee Waivers)+........................    0.23%       0.23%
12b-1 Fees (or in the case of certain Class K Shares,
  Administrative Service Fees) (After Fee Waivers)*.........       0%       0.50%
Shareholder Services Fee (After Fee Waivers)*...............    0.17%       0.17%
Other Expenses..............................................    0.50%       0.50%
                                                                ----        ----
          Total Operating Expenses (After Fee Waivers)+.....    0.90%       1.40%
                                                                ====        ====

---------------

+ Absent fee waivers, Management Fees for each class of shares of the Fund would be 0.50% of the average net assets (annualized) and Total Operating Expenses for the Intermediate Bond Fund's A and K Shares would be 1.25% and 1.75% of average net assets (annualized), respectively.

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Intermediate Bond Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc. Absent fee waivers, Shareholder Services Fees for the Fund's A and K Shares would be 0.25% of the average net assets (annualized). For a further description of shareholder transaction expenses and the Intermediate Bond Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

EXAMPLE: Assume the Fund's annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                              AFTER     AFTER     AFTER     AFTER
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
A Shares(1).................................................   $64       $82      $102       $160
K Shares....................................................   $14       $44      $ 77       $168

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

U.S. GOVERNMENT SECURITIES FUND

                                                              A SHARES    K SHARES
                                                              --------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................    5.50%       None
Maximum Sales Load Imposed on Reinvested Dividends..........    None        None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None        None
Redemption Fees.............................................    None        None
Exchange Fee................................................    None        None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees (After Fee Waivers)+........................    0.10%       0.10%
12b-1 Fees (or in the case of certain Class K Shares,
  Administrative Service Fees) (After Fee Waivers)*.........       0%       0.50%
Shareholder Services Fee (After Fee Waivers)*...............    0.20%       0.17%
Other Expenses..............................................    0.45%       0.45%
                                                                ----        ----
          Total Operating Expenses (After Fee Waivers)+.....    0.75%       1.22%
                                                                ====        ====

---------------

+ Absent fee waivers, Management Fees for each class of shares of the Fund would be 0.55% of the average net assets (annualized) and Total Operating Expenses for the U.S. Government Securities Fund's A and K Shares would be 1.25% and 2.00% of average net assets, respectively.

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the U.S. Government Securities Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc. Absent fee waivers, Shareholder Services Fees for the Fund's A and K Shares would be 0.25% (annualized). For a further description of shareholder transaction expenses and the U.S. Government Securities Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

EXAMPLE: Assume the Fund's annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                              AFTER     AFTER     AFTER     AFTER
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
A Shares(1).................................................   $62       $78      $ 94       $143
K Shares....................................................   $12       $39      $ 67       $147

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

SHORT-TERM GOVERNMENT FUND

                                                              A SHARES
                                                              --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................    None
Maximum Sales Load Imposed on Reinvested Dividends..........    None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None
Redemption Fees.............................................    None
Exchange Fee................................................    None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees (After Fee Waivers)+........................       0%
12b-1 Fee...................................................       0%
Shareholder Services Fee (After Fee Waivers)*...............       0%
Other Expenses (After Expense Reimbursements)+..............    0.25%
                                                                ----
          Total Operating Expenses (After Fee Waivers and
         Expense Reimbursements)+...........................    0.25%
                                                                ====

---------------

+ Management intends to waive fees and reimburse certain Other Expenses on behalf of the Fund. Absent fee waivers and/or expense reimbursements, Management Fees would be 0.45% of the average net assets (annualized); Other Expenses would be 0.45% of the average net assets (annualized); and Total Operating Expenses for the Fund's A Shares would be 1.22% of average net assets (annualized).

* Absent fee waivers, Shareholder Services Fees for the Fund's A Shares would be 0.25% (annualized) of average daily net assets. For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Fund" and "Plan Payments" below.

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                              AFTER     AFTER     AFTER     AFTER
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
A Shares(1).................................................   $ 3       $ 8       $14       $32

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales load.

NATIONAL MUNICIPAL BOND FUND

                                                              A SHARES    K SHARES
                                                              --------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................    5.50%       None
Maximum Sales Load Imposed on Reinvested Dividends..........    None        None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None        None
Redemption Fees.............................................    None        None
Exchange Fee................................................    None        None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees (After Fee Waivers)+........................       0%          0%
12b-1 Fees (or in the case of certain Class K Shares,
  Administrative Service Fees) (After Fee Waivers)*.........       0%       0.50%
Shareholder Services Fee (After Fee Waivers)*...............    0.02%       0.02%
Other Expenses (After Fee Waivers and Expense
  Reimbursements)+..........................................    0.48%       0.48%
                                                                ----        ----
          Total Operating Expenses (After Fee Waivers and
           Expense Reimbursements)+.........................    0.50%       1.00%
                                                                ====        ====

---------------

+ Absent fee waivers and/or expense reimbursement, Management Fees for each class of shares of the Fund would be 0.55% of the average net assets (annualized); Other Expenses for the National Municipal Bond Fund's A and K Shares would be 0.80% of average net assets (annualized) and Total Operating Expenses for the National Municipal Bond Fund's A and K Shares would be 1.60% and 2.35% of average net assets (annualized), respectively.

* Absent fee waivers and/or expense reimbursements, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares, respectively. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the National Municipal Bond Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of each of the Fund's K Shares, respectively. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by

  NASD Regulation, Inc. Absent fee waivers, Shareholder Services fees for A and K Shares would be 0.25%, (annualized), respectively, of average daily net assets. For a further description of shareholder transaction expenses and the National Municipal Bond Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                             AFTER      AFTER      AFTER      AFTER
                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
A Shares(1)................................................   $60        $70        $81        $114
K Shares...................................................   $10        $32        $55        $122

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

CALIFORNIA MUNICIPAL BOND FUND

                                                              A SHARES    B SHARES    K SHARES
                                                              --------    --------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................    5.50%       None        None
Maximum Sales Load Imposed on Reinvested Dividends..........    None        None        None
Maximum Contingent Deferred Sales Load (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower).................................................    None        4.00%       None
Redemption Fees.............................................    None        None        None
Exchange Fee................................................    None        None        None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees.............................................    0.50%       0.50%       0.50%
12b-1 Fees (or in the case of certain Class K Shares,
  Administrative Service Fees) (After Fee Waivers)*.........       0%       0.75%       0.50%
Shareholder Services Fee*...................................    0.25%       0.25%       0.25%
Other Expenses (After Fee Waivers and expense
  reimbursements)+..........................................    0.15%       0.15%       0.15%
                                                                ----        ----        ----
          Total Operating Expenses (After Fee Waivers and
            expense reimbursements)+........................    0.90%       1.65%       1.40%
                                                                ====        ====        ====

---------------

+ Absent fee waivers and expense reimbursements, Other Expenses for the California Municipal Bond Fund's A, B and K Shares would be .31% of average net assets (annualized); Total Operating Expenses for the California Municipal Bond Fund's A, B and K Shares would be 1.06%, 1.81% and 1.81% of average net assets (annualized), respectively.

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's B and K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of each of the Fund's B and K Shares. However, it is expected that during the current fiscal year such fees will not exceed 1.00% and 0.75% of the average net assets of each of the Fund's B and K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the California

  Municipal Bond Fund as shown in the above table, long-term B and K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc. For a further description of shareholder transaction expenses and the California Municipal Bond Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                             AFTER      AFTER      AFTER      AFTER
                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
A Shares(1)................................................   $ 64      $ 82       $102        $160
B Shares Assuming complete redemption at end of
  period(2)................................................   $ 57      $ 84       $107        $195(3)
Assuming no redemption.....................................   $ 17      $ 52       $ 90        $195(3)
K Shares...................................................   $ 14      $ 44       $ 77        $168

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

(2) Assumes deduction at redemption of maximum applicable contingent deferred sales charge.

(3) Assumes conversion of B Shares to A Shares after 9 years.

Note: The preceding operating expenses and examples should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a shareholder of the Funds.

MANAGEMENT FEES CONSIST OF:

- an investment advisory fee payable at the annual rate of 0.45%, 0.30%, 0.35%, 0.25%, 0.35% and 0.30% of the Flexible Income Fund's, Intermediate Bond Master Portfolio's, U.S. Government Securities Fund's, Short-Term Government Fund's, National Municipal Bond Fund's and California Municipal Bond Fund's respective average daily net assets; and

- an administration fee payable at the annual rate of 0.20%, 0.15%, 0.20%, 0.20%, 0.20% and 0.20% of the Flexible Income, Intermediate Bond, U.S. Government Securities, Short-Term Government, National Municipal Bond and California Municipal Bond Funds' respective average daily net assets and 0.05% of the Master Portfolio's average daily net assets.

The Board of Directors of the Company believes that the aggregate per share expenses of the Intermediate Bond Fund and the Intermediate Bond Master Portfolio in which the Fund's assets are invested will be less than or approximately equal to the expenses which the Intermediate Bond Fund would incur if the Company retained the services of an investment adviser for that Fund and the assets of that Fund were invested directly in the type of securities held by the Intermediate Bond Master Portfolio. Further, the Directors believe that the shareholders of the Intermediate Bond Fund may participate in the ownership of a larger portfolio of securities than could be achieved directly by the Intermediate Bond Fund. There can be no assurance, however, that such will be the case or that any economies of scale that might occur if other investors acquire shares of the Intermediate Bond Master

Portfolio will be realized, inasmuch as the Company is not aware of any other potential investor in the Intermediate Bond Master Portfolio.

SELECTION OF APPROPRIATE SHARE CLASS

The alternative sales arrangements permit you to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time you expect to hold the shares and other circumstances. You should determine whether under your particular circumstances it is more advantageous to incur a front-end sales charge (A Shares of the Short-Term Government Fund, however, are sold without a sales load) and thereafter be subject to annual fees under a Shareholder Services Plan, with respect to A Shares; have the entire initial purchase price invested in the Funds with the investment thereafter being subject to annual fees under a Distribution and Services Plan and contingent deferred sales charge upon redemption within the first six years of investment with respect to B Shares; or incur neither a front-end sales charge nor a contingent deferred sales charge, but incur fees under a Distribution Plan and/or an Administrative and Shareholder Services Plan with respect to K Shares. K Shares, however, are only available to certain types of investors, and B Shares currently are offered only for the California Municipal Bond Fund. See the Sections entitled "What Alternative Sales Arrangements are Available?" and "How Do I Decide Whether to Buy A, B or K Shares?" below.

                              FINANCIAL HIGHLIGHTS

The Flexible Income Fund (formerly, "Corporate Bond Fund") commenced operations in 1973 as a diversified, closed-end management investment company (that is, as an investment company with non-redeemable shares) known as Bunker Hill Income Securities, Inc. (the "Corporate Predecessor Fund"). Following its initial public sale of common shares in 1973, the Corporate Predecessor Fund did not regularly issue additional common shares except in connection with dividend reinvestments. On April 25, 1994, the Corporate Predecessor Fund was reorganized as a new open-end portfolio of the Company and, in connection with the reorganization, all of the assets and liabilities of the Corporate Predecessor Fund were transferred to the Corporate Bond Master Portfolio (as defined below). The Corporate Predecessor Fund received investment advisory services from Bank of America. Prior to September 1, 1996, the Corporate Bond Fund operated as part of a master-feeder structure and invested all of its assets in a diversified investment portfolio of an open-end, management investment company called the Corporate Bond Master Portfolio of Master Investment Trust, Series I (the "Corporate Bond Master Portfolio"), which had an identical investment objective. On September 1, 1996, the Fund withdrew its assets from the Corporate Bond Master Portfolio and invested them directly in portfolio securities.

The U.S. Government Securities Fund commenced operations on January 7, 1988 as The Horizon Capital GNMA Extra Fund (the "Government Predecessor Fund"), a separate portfolio of a Massachusetts business trust called The Horizon Capital Funds. On January 1, 1989 the Government Predecessor Fund changed its name to The Pacific Horizon GNMA Extra Fund, and on January 9, 1990 was reorganized as a portfolio of the Company. On June 28, 1991, the U.S. Government Securities Fund changed its name to the Pacific Horizon U.S. Government Securities Fund.

The California Municipal Bond Fund (formerly, the California Tax-Exempt Bond
Fund) commenced operations on March 30, 1984 as a separate Maryland corporation called Pacific Horizon Tax-Exempt Fund, Inc. (the "California Predecessor Fund"). The California Predecessor Fund subsequently changed its name to Pacific Horizon California Municipal Bond Fund Portfolio, Inc. On January 19, 1990, the California Predecessor Fund was reorganized as a separate portfolio of the Company.

Prior to July 1, 1996, the National Municipal Bond Fund operated as part of a master-feeder structure and invested all of its assets in a master portfolio ("National Municipal Master Portfolio") which had an identical investment objective. On July 1, 1996, the National Municipal Bond Fund withdrew its investment in the National Municipal Master Portfolio and began investing its assets directly in investment securities.

The tables below show certain information concerning the investment results of the Corporate Predecessor Fund for the periods ended on or prior to September 30, 1993; the combined investment results of the Flexible Income Fund and the Corporate Predecessor Fund for the period October 1, 1993 through September 30, 1994; and the Flexible Income Fund's investment results for the period October 1, 1994 through February 28, 1995, and the years ended February 29, 1996, February 28, 1997 and February 28, 1998. The tables below also show certain information concerning the Intermediate Bond Fund (formerly, the Flexible Bond
Fund) for the years and period indicated. The tables below also show certain information concerning the investment results of the Government Predecessor Fund for the periods ended on or prior to August 31, 1989, the combined results of the U.S. Government Securities Fund and the Government Predecessor Fund for the period September 1, 1989 through February 28, 1990 and the U.S. Government Securities Fund's investment results for the eight fiscal years in the eight year period ended February 28, 1998. The tables below also show certain information concerning the investment results of the Short-Term Government Fund for the period indicated. The Short-Term Government Fund commenced operations on August 2, 1996 by offering a single series of shares known as A Shares. The tables below also show certain information concerning the investment results for the National Municipal Bond and California Municipal Bond Funds for the periods indicated (including the California Predecessor Fund's investment results for the fiscal years ended on or prior to February 28, 1989, the combined investment results of both the California Predecessor Fund and the California Municipal Bond Fund for the fiscal year ended February 28, 1990 and the California Municipal Bond Fund's investment results for the eight years in the eight year period ended February 28, 1998). On July 22, 1996, each of the Funds except the Short-Term Government Fund initially funded K Shares. During the periods shown, no Fund offered B Shares. Actual investment results of the B Shares may be different. The information for the years and periods indicated was audited by Price Waterhouse LLP, the independent accountants for the Funds and the Predecessor Funds, whose unqualified reports on the financial statements containing such information for the five fiscal years or periods in the five-year period ended February 28, 1998 are incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained free of charge by calling 800-346-2087.

        PACIFIC HORIZON FLEXIBLE INCOME (FORMERLY, CORPORATE BOND) FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated.
--------------------------------------------------------------------------------

                              YEAR        YEAR       YEAR      10/1/94        YEAR ENDED SEPTEMBER 30
                              ENDED      ENDED       ENDED     THROUGH      ----------------------------
                             2/28/98   2/28/97(a)   2/29/96    2/28/95      1994(b)    1993(c)   1992(c)
                             -------   ----------   -------    -------      -------    -------   -------
Net asset value, beginning
 of period.................  $15.79     $ 16.09     $15.03     $14.86       $16.94     $16.12    $15.22
                             -------    -------     -------    -------      -------    -------   -------
Income From Investment
 Operations:
 Net investment income.....    0.99        0.93       0.98       0.45         1.58       1.34      1.48
 Net realized and
   unrealized gains
   (losses) on investment
   transactions............    0.63       (0.30)      1.11       0.17        (2.06)      0.82      0.95
                             -------    -------     -------    -------      -------    -------   -------
   Total income (loss) from
     investment
     operations............    1.62        0.63       2.09       0.62        (0.48)      2.16      2.43
Less Dividends and
 Distributions:
 Dividends to shareholders
   from net investment
   income..................   (0.99)      (0.93)     (0.98)     (0.45)       (1.58)     (1.34)    (1.53)
 Distributions to
   shareholders from net
   realized gains on
   investment
   transactions............      --          --      (0.05)        --        (0.02)        --        --
                             -------    -------     -------    -------      -------    -------   -------
   Total Dividends and
     Distributions:........   (0.99)      (0.93)     (1.03)     (0.45)       (1.60)     (1.34)    (1.53)
                             -------    -------     -------    -------      -------    -------   -------
Net change in net asset
 value per share...........    0.63       (0.30)      1.06       0.17        (2.08)      0.82      0.90
Net asset value per share,
 end of period.............  $16.42     $ 15.79     $16.09     $15.03       $14.86     $16.94    $16.12
                             =======    =======     =======    =======      =======    =======   =======
   Total return (excludes
     sales charge).........   10.55%       4.13%     14.12%      4.26%       (2.29)%     7.05%    13.36%
Ratios/Supplemental Data:
 Net assets, end of year
   (000)...................  $37,105    $32,790     $32,387    $31,372      $33,046    $46,999   $44,642
 Ratio of expenses to
   average net assets......    0.85%       1.27%**    1.33%**    1.04%**(d)   0.91%**    1.02%     1.09%
 Ratio of net investment
   income to average net
   assets..................    6.15%       6.01%**    6.12%**    7.32%**(d)   7.85%**    8.14%     9.42%
 Ratio of expenses to
   average net assets*.....    1.56%       1.88%      2.23%      1.94%(d)     1.07%        --        --
 Ratio of net investment
   income to average net
   assets*.................    5.44%       6.62%      7.02%      8.22%(d)     8.01%        --        --
 Portfolio Turnover........      63%         59%       N/A        N/A          N/A     154.34%   251.97%

                               YEAR ENDED SEPTEMBER 30
                             ---------------------------
                             1991(c)   1990(c)   1989(c)
                             -------   -------   -------
Net asset value, beginning
 of period.................  $14.79    $17.02    $ 17.56
                             -------   -------   -------
Income From Investment
 Operations:
 Net investment income.....    1.68      1.85       1.98
 Net realized and
   unrealized gains
   (losses) on investment
   transactions............    0.52     (2.15)     (0.65)
                             -------   -------   -------
   Total income (loss) from
     investment
     operations............    2.20     (0.30)      1.33
Less Dividends and
 Distributions:
 Dividends to shareholders
   from net investment
   income..................   (1.77)    (1.93)     (1.87)
 Distributions to
   shareholders from net
   realized gains on
   investment
   transactions............      --        --         --
                             -------   -------   -------
   Total Dividends and
     Distributions:........   (1.77)    (1.93)     (1.87)
                             -------   -------   -------
Net change in net asset
 value per share...........    0.43     (2.23)     (0.54)
Net asset value per share,
 end of period.............  $15.22    $14.79    $ 17.02
                             =======   =======   =======
   Total return (excludes
     sales charge).........   36.64%   (15.11)%    13.95%
Ratios/Supplemental Data:
 Net assets, end of year
   (000)...................  $41,807   $40,528   $46,426
 Ratio of expenses to
   average net assets......    1.09%     1.06%      1.05%
 Ratio of net investment
   income to average net
   assets..................   11.16%    11.65%     11.35%
 Ratio of expenses to
   average net assets*.....      --        --         --
 Ratio of net investment
   income to average net
   assets*.................      --        --         --
 Portfolio Turnover........   54.79%    83.92%     88.48%

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

** Reflects the Corporate Bond Fund's proportionate share of the Corporate Bond
   Master Portfolio's expenses and fee waivers.

(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

(b) Includes the combined results of operations of Bunker Hill Income Securities, Inc. and the Corporate Bond Fund.

(c) The financial highlights for the years ended September 30, 1989, 1990, 1991, 1992 and 1993 are for Bunker Hill Income Securities, Inc., a closed-end fund.

(d) Annualized.

      PACIFIC HORIZON FLEXIBLE INCOME FUND (FORMERLY, CORPORATE BOND) FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                   FOR THE            FOR THE PERIOD
                                                                 YEAR ENDED               ENDED
                                                              FEBRUARY 28, 1998    FEBRUARY 28, 1997(a)
                                                              -----------------    --------------------
Net asset value per share, beginning of period..............       $15.80                 $15.56
                                                                   ------                 ------
Income from Investment Operations:
  Net investment income.....................................         0.90                   0.53
  Net realized and unrealized gains on investment
     transactions...........................................         0.62                   0.24
                                                                   ------                 ------
       Total income from investment operations..............         1.52                   0.77
                                                                   ------                 ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......        (0.90)                 (0.53)
  Distributions to shareholders from net realized gains on
     investment transactions................................           --                    (--)
                                                                   ------                 ------
       Total Dividends and Distributions....................        (0.90)                 (0.53)
                                                                   ------                 ------
Net change in net asset value per share.....................         0.62                   0.24
                                                                   ------                 ------
Net asset value per share, end of period....................       $16.42                 $15.80
                                                                   ======                 ======
       Total return.........................................         9.88%                  5.01%(b)
Ratios/Supplemental Data:
  Net assets at end of period (000).........................       $  312                 $  237
  Ratio of expenses to average net assets...................         1.40%                  1.64%(c)
  Ratio of net investment income to average net assets......         5.58%                  5.60%(c)
  Ratio of expenses to average net assets*..................         2.30%                  2.25%(c)
  Ratio of net investment income to average net assets*.....         4.68%                  4.99%(c)
  Portfolio turnover rate...................................           63%                    59%

---------------

 * During the period, certain fees were voluntarily reduced and/or expenses reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

(b) Not annualized.

(c) Annualized.

                     PACIFIC HORIZON INTERMEDIATE BOND FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                                                     FOR THE PERIOD
                                                                                                      JANUARY 13,
                                                                                                          1994
                                                                                                       (INCEPTION
                                           FOR THE        FOR THE        FOR THE        FOR THE          DATE)
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                         FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,    FEBRUARY 28,
                                             1998         1997(b)          1996           1995          1994(a)
                                         ------------   ------------   ------------   ------------   --------------
Net asset value per share, beginning of
  period...............................    $  9.54        $  9.75        $  9.44         $ 9.81         $ 10.00
                                           -------        -------        -------         ------         -------
Income from Investment Operations:
  Net investment income................       0.49           0.52           0.59           0.59            0.08
  Net realized and unrealized gains
     (losses) on investment
     transactions......................       0.20          (0.15)          0.33          (0.37)          (0.19)
                                           -------        -------        -------         ------         -------
     Total income (loss) from
       investment operations...........       0.69           0.37           0.92           0.22           (0.11)
                                           -------        -------        -------         ------         -------
Less Dividends and Distributions:
  Dividends to shareholders from net
     investment income.................      (0.51)         (0.52)         (0.59)         (0.59)          (0.08)
  Distributions to shareholders from
     net realized gains on investment
     transactions......................      (0.03)         (0.06)         (0.02)            --              --
                                           -------        -------        -------         ------         -------
     Total dividends and
       distributions...................      (0.54)         (0.58)         (0.61)         (0.59)          (0.08)
                                           -------        -------        -------         ------         -------
Net change in net asset value per
  share................................       0.15          (0.21)          0.31          (0.37)          (0.19)
                                           -------        -------        -------         ------         -------
Net asset value per share, end of
  period...............................    $  9.69        $  9.54        $  9.75         $ 9.44         $  9.81
                                           =======        =======        =======         ======         =======
Total return (excludes sales charge)...       7.40%          3.92%         10.45%          2.27%          (1.10)%++
Ratios/supplemental data:
  Net assets, end of period (000)......    $41,875        $22,937        $13,179         $1,964         $   356
  Ratio of expenses to average net
     assets............................       0.90%          0.75%          0.27%          0.00%           0.00%+
  Ratio of net investment income to
     average net assets................       5.50%          5.45%          6.13%          6.43%           5.70%*
  Ratio of expenses to average net
     assets*...........................       1.21%          2.26%          5.00%         17.95%         160.20%+
  Ratio of net investment income (loss)
     to average net assets*............       5.19%          3.94%          1.40%        (11.52)%       (154.50)%+

---------------

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

 + Annualized.

++ Not Annualized.

(a) Period from January 13, 1994 (inception date) to February 28, 1994.

(b) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

                     PACIFIC HORIZON INTERMEDIATE BOND FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                   PERIOD ENDED
                                                                 YEAR ENDED        FEBRUARY 28,
                                                              FEBRUARY 28, 1998      1997(a)
                                                              -----------------    ------------
Net asset value per share, beginning of period..............        $9.54             $9.53
Income from Investment Operations:
  Net investment income.....................................         0.44              0.31
  Net realized and unrealized gain on investments...........         0.19              0.07
                                                                    -----             -----
       Total income from investment operations..............         0.63              0.38
                                                                    -----             -----
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......        (0.42)            (0.31)
  Distributions to shareholders from net realized gains on
     investment transactions................................        (0.03)            (0.06)
                                                                    -----             -----
Total Dividends and Distributions...........................        (0.45)            (0.37)
                                                                    -----             -----
Net change in net asset value per share.....................         0.18              0.01
                                                                    -----             -----
Net asset value per share, end of period....................        $9.72             $9.54
                                                                    =====             =====
Total return................................................         6.80%             3.73%(c)
Ratios/Supplemental Data:
  Net assets at end of period (000).........................        $ 513             $ 332
  Ratio of expenses to average net assets...................         1.39%             1.43%(b)
  Ratio of net investment income to average net assets......         4.99%             5.41%(b)
  Ratio of expenses to average net assets*..................         1.73%             2.71%(b)
  Ratio of net investment income to average net assets*.....         4.65%             4.13%(b)

---------------

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

(b) Annualized.

(c) Not Annualized.

                PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                        YEAR ENDED
                                  ---------------------------------------------------------------------------------------
                                  FEB. 28,    FEB. 28,    FEB. 29,   FEB. 28,   FEB. 28,   FEB. 28,   FEB. 29,   FEB. 28,
                                    1998      1997(b)       1996       1995       1994      1993n       1992       1991
                                  --------    --------    --------   --------   --------   --------   --------   --------
Net asset value per share,
 beginning of period............  $  9.30     $  9.43     $  9.31    $  9.85    $  10.21   $  10.22   $   9.88    $ 9.59
                                  -------     -------     -------    -------    --------   --------   --------    ------
Income from Investment
 Operations:
 Net investment income..........     0.62        0.59        0.61       0.55        0.45       0.70       0.81      0.87
 Net realized and unrealized
   gains (losses) on
   securities...................     0.22       (0.12)       0.16      (0.54)      (0.11)      0.37       0.37      0.29
                                  -------     -------     -------    -------    --------   --------   --------    ------
   Total income from investment
     operations.................     0.84        0.47        0.77       0.01        0.34       1.07       1.18      1.16
                                  -------     -------     -------    -------    --------   --------   --------    ------
Less Dividends and
 Distributions:
 Dividends to shareholders from
   net investment income........    (0.62)      (0.59)      (0.61)     (0.52)      (0.45)     (0.70)     (0.81)    (0.87)
 Distributions to shareholders
   from net realized gains on
   investment transactions......       --          --       (0.01)        --       (0.16)     (0.38)     (0.03)       --
 Tax return of capital..........       --       (0.01)      (0.03)     (0.03)      (0.09)        --         --        --
                                  -------     -------     -------    -------    --------   --------   --------    ------
   Total dividends and
     distributions..............    (0.62)      (0.60)      (0.65)     (0.55)      (0.70)     (1.08)     (0.84)    (0.87)
                                  -------     -------     -------    -------    --------   --------   --------    ------
Net change in net asset value
 per share......................     0.22       (0.13)       0.12      (0.54)      (0.36)     (0.01)      0.34      0.29
                                  -------     -------     -------    -------    --------   --------   --------    ------
Net asset value per share, end
 of period......................  $  9.52     $  9.30     $  9.43    $  9.31    $   9.85   $  10.21   $  10.22    $ 9.88
                                  =======     =======     =======    =======    ========   ========   ========    ======
   Total return (excludes sales
     charge)....................     9.27%       5.23%       8.47%      0.30%       3.40%     10.92%     12.45%    12.73%
Ratios/Supplemental Data:
 Net assets, end of period
   (000)........................  $71,101     $74,485     $89,491    $87,354    $157,984   $119,127   $100,444    $7,466
 Ratio of expenses to average
   net assets...................     0.75%       0.85%       1.15%      1.15%       0.96%      0.51%      0.37%     0.39%
 Ratio of net investment income
   to average net assets........     6.32%       6.11%       6.36%      5.57%       4.45%      6.80%      7.60%     8.88%
 Ratio of expenses to average
   net assets*..................     1.26%**     1.25%**     1.26%**      (a)       1.00%      1.10%      8.35%    12.79%
 Ratio of net investment income
   to average net assets*.......     5.81%       5.71%       6.28%        (a)       4.41%      6.21%      6.85%     4.97%
 Portfolio turnover rate........       51%         94%        137%       189%        255%       252%       165%       80%

                                   PERIOD        YEAR
                                   ENDED        ENDED
                                  FEB. 28,     AUG. 31,
                                  1990(d)        1989
                                  --------     --------
Net asset value per share,
 beginning of period............   $ 9.62       $ 9.50
                                   ------       ------
Income from Investment
 Operations:
 Net investment income..........     0.44         0.86
 Net realized and unrealized
   gains (losses) on
   securities...................    (0.03)        0.12
                                   ------       ------
   Total income from investment
     operations.................     0.41         0.98
                                   ------       ------
Less Dividends and
 Distributions:
 Dividends to shareholders from
   net investment income........    (0.44)       (0.86)
 Distributions to shareholders
   from net realized gains on
   investment transactions......       --           --
 Tax return of capital..........       --           --
                                   ------       ------
   Total dividends and
     distributions..............    (0.44)       (0.86)
                                   ------       ------
Net change in net asset value
 per share......................    (0.03)        0.12
                                   ------       ------
Net asset value per share, end
 of period......................   $ 9.59       $ 9.62
                                   ======       ======
   Total return (excludes sales
     charge)....................     4.28%nn(c)   10.81%(c)
Ratios/Supplemental Data:
 Net assets, end of period
   (000)........................   $3,562       $2,986
 Ratio of expenses to average
   net assets...................     0.51%+       0.70%
 Ratio of net investment income
   to average net assets........     9.06%+       9.02%
 Ratio of expenses to average
   net assets*..................    15.93%       13.51%
 Ratio of net investment income
   to average net assets*.......     2.19%        4.53%
 Portfolio turnover rate........        4%           5%

---------------

   *  During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements has not occurred, the ratios would have been as indicated.
  **  During the years ended February 28, 1998 and 1997 and February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
   +  Annualized.
   n  Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America served as investment adviser commencing April 22, 1992.
  nn  Not Annualized.
 (a)  There were no fee waivers or expense reimbursements during the period.
 (b)  As of July 22, 1996, the Fund designated the existing series of Shares as "A" Shares.
 (c)  Unaudited.
 (d)  For the period September 1, 1989 through February 28, 1990.

                PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                 YEAR ENDED            PERIOD ENDED
                                                              FEBRUARY 28, 1998    FEBRUARY 28, 1997(a)
                                                              -----------------    --------------------
Net asset value per share, beginning of period..............      $   9.30                $9.22
                                                                  --------                -----
Income from Investment Operations:
     Net investment income..................................          0.59                 0.35
     Net realized and unrealized gains on investment
       transactions.........................................          0.22                 0.08
                                                                  --------                -----
          Total income from investment operations...........          0.81                 0.43
                                                                  --------                -----
Less dividends to shareholders from net investment income...         (0.58)               (0.35)
     Net change in net asset value per share................          0.23                 0.08
                                                                  --------                -----
     Net asset value per share, end of period...............      $   9.53                $9.30
                                                                  ========                =====
          Total return......................................          8.92%                4.75%(b)
Ratios/Supplemental Data:
     Net assets at end of period (000)......................      $    920                $ 418
     Ratio of expenses to average net assets................          1.21%                1.35%(c)
     Ratio of net investment income to average net assets...          5.86%                6.11%(c)
     Ratio of expenses to average net assets*...............          1.99%**              2.06%(c)**
     Ratio of net investment income to average net
       assets*..............................................          5.08%                5.73%(c)
     Portfolio turnover rate................................            51%                  94%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** During the years ended February 28, 1998 and 1997 the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio at net investment income was not affected.

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

(b) Not annualized.

(c) Annualized.

                   PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND

Selected data for an A Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                 YEAR ENDED            PERIOD ENDED
                                                              FEBRUARY 28, 1998    FEBRUARY 28, 1997(a)
                                                              -----------------    --------------------
Net asset value per share, beginning of period..............       $10.00                 $10.00
                                                                   ------                 ------
Income from Investment Operations:
  Net investment income.....................................         0.55                   0.32
  Net realized gains on investment transactions.............         0.03                   0.01
          Total income from investment operations...........         0.58                   0.33
                                                                   ------                 ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......        (0.55)                 (0.32)
  Distributions to shareholders from net realized gains on
     investment transactions................................           --(d)               (0.01)
                                                                   ------                 ------
          Total Dividends and Distributions.................        (0.55)                 (0.33)
                                                                   ------                 ------
Net change in net asset value per share.....................         0.03                   0.00
                                                                   ------                 ------
Net asset value per share, end of period....................       $10.03                 $10.00
                                                                   ======                 ======
          Total Return......................................         5.99%                  3.33%(c)
Ratios/supplemental data:
  Net assets, at end of period (millions)...................           33                 $   16
  Ratio of expenses to average net assets...................         0.25%                  0.11%(b)
  Ratio of net investment income to average net assets......         5.49%                  5.53%(b)
  Ratio of expenses to average net assets*..................         1.15%                  3.15%(b)
  Ratio of net investment income to average net assets*.....         4.59%                  2.49%(b)
  Portfolio turnover rate...................................           82%                    81%(c)

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from August 2, 1996 (inception date of fund) to February 28, 1997.

(b) Annualized.

(c) Not annualized.

(d) Amount represents less than a penny per share.

                  PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                                                FOR THE PERIOD
                                                                                                JAN. 28, 1994
                                                                                                (COMMENCEMENT
                                             FOR THE      FOR THE      FOR THE      FOR THE     OF OPERATIONS)
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      THROUGH
                                             FEB. 28,     FEB. 28,     FEB. 29,     FEB. 28,       FEB. 28,
                                               1998       1997(a)        1996         1995           1994
                                            ----------   ----------   ----------   ----------   --------------
Net asset value per share, beginning of
  period..................................   $ 10.18      $ 10.15      $  9.64       $ 9.89        $ 10.00
                                             -------      -------      -------       ------        -------
Income from Investment Operations:
  Net Investment income...................      0.50         0.50         0.54         0.50           0.01
  Net realized and unrealized gains
    (losses) on invest transaction........      0.36         0.06         0.51        (0.25)         (0.11)
                                             -------      -------      -------       ------        -------
         Total income (loss) from
           investment operations..........      0.86         0.56         1.05         0.25          (0.10)
                                             -------      -------      -------       ------        -------
Less Dividends and Distributions:
  Dividends to shareholders from net
    investment income.....................     (0.50)       (0.50)       (0.54)       (0.50)         (0.01)
                                             -------      -------      -------       ------        -------
  Distributions to shareholders from net
    realized gains on investment
    transactions..........................     (0.02)       (0.03)          --           --             --
                                             -------      -------      -------       ------        -------
         Total Dividends and
           Distributions..................     (0.52)       (0.53)       (0.54)       (0.50)         (0.01)
                                             -------      -------      -------       ------        -------
Net change in net asset value per share...      0.34         0.03         0.51        (0.25)         (0.11)
                                             -------      -------      -------       ------        -------
Net asset value per share, end of
  period..................................   $ 10.52      $ 10.18      $ 10.15       $ 9.64        $  9.89
                                             =======      =======      =======       ======        =======
         Total return++...................      8.65%        5.66%        1.16%        2.78%         (1.00)%
Ratios/Supplemental Data:
  Net assets, end of period (000).........   $14,263      $15,414      $12,242       $2,520        $   733
  Ratio of expenses to average net
    assets................................      0.50%        0.49%        0.12%        0.00%          0.00%+
  Ratio of net investment income to
    average net assets....................      4.84%        4.96%        5.24%        5.30%          1.15%+
  Ratio of expenses to average net
    assets*...............................      1.60%**      2.22%**      2.71%**     17.46%         170.99+
  Ratio of net investment income (loss) to
    average net assets*...................      3.74%        3.25%        2.65%      (12.16)%      (169.84)%
  Portfolio Turnover Rate.................        36%          12%          38%          20%            15%

---------------

 * During the period, certain fees were voluntarily reduced and/or expenses reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** During the years ended February 28, 1998 and 1997 and February 29, 1996, the
   Fund received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.

 + Annualized.

++ The total return listed does not include the effect of the maximum 4.50% sales charge on A Shares, and is not annualized for the period ended February 28, 1994.

(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

                  PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                 JULY 22, 1996
                                                                (INCEPTION DATE)
                                                                    THROUGH
                                                                  FEBRUARY 28,
                                                                     1997++
                                                                ----------------
Net asset value per share, beginning of period..............         $ 9.96
Income from Investment Operations:
  Net Investment income.....................................           0.28
  Net realized and unrealized gains on investment
     transactions...........................................           0.25
          Total income from investment operations...........           0.53
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......          (0.28)
  Distributions to shareholders from net realized gains on
     investment transactions................................          (0.03)
                                                                     ------
          Total Dividends and Distributions.................          (0.31)
                                                                     ------
Net change in net asset value per share.....................           0.22
                                                                     ------
Net asset value per share, end of period....................         $10.18
                                                                     ======
          Total Return......................................           5.38%**
Ratios/Supplemental Data:
  Net assets, end of period (millions)......................         $    1
  Ratio of expenses to average net assets*..................           0.76%+
  Ratio of net investment income to average net assets*.....           4.54%+
  Portfolio turnover rate...................................             12%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. Such fee reductions and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.92% (annualized) for the period February 28, 1997. Fees paid by third parties, however, had no effect on the ratios.

** Not Annualized.

 + Annualized.

++ As of September 15, 1997, K Shares of the Pacific Horizon National Municipal
   Bond Fund ceased operations and were no longer offered.

                 PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                  -------------------------------------------------------------------------------------
                                  FEB. 28,   FEB. 28    FEB. 29,   FEB. 28,   FEB. 28,   FEB. 28,   FEB. 29,   FEB. 28,
                                    1998     1997(a)      1996       1995       1994      1993+       1992       1991
                                  --------   --------   --------   --------   --------   --------   --------   --------
Net Asset value per share,
  beginning of period...........   $7.35      $7.45      $7.12      $7.49      $7.51      $7.07      $6.90      $6.84
                                   -----      -----      -----      -----      -----      -----      -----      -----
Income from Investment
  Operations:
  Net investment income.........    0.35       0.36       0.37       0.38       0.38       0.43       0.43       0.45
  Net realized and unrealized
    gains (losses) on
    securities..................    0.29      (0.05)      0.33      (0.37)      0.04       0.52       0.22       0.06
                                   -----      -----      -----      -----      -----      -----      -----      -----
    Total income from investment
      operations................    0.64       0.31       0.70       0.01       0.42       0.95       0.65       0.51
                                   -----      -----      -----      -----      -----      -----      -----      -----
Less Dividends and
  Distributions:
  Dividends to shareholders from
    net investment income.......   (0.35)     (0.36)     (0.37)     (0.38)     (0.38)     (0.43)     (0.43)     (0.45)
  Distributions to share-holders
    from net realized gains on
    investment transactions.....      --      (0.05)        --         --      (0.06)     (0.08)     (0.05)        --
                                   -----      -----      -----      -----      -----      -----      -----      -----
    Total dividends and
      distributions.............              (0.41)     (0.37)     (0.38)     (0.44)     (0.51)     (0.48)     (0.45)
                                   -----      -----      -----      -----      -----      -----      -----      -----
Net change in net asset value
  per share.....................    0.29      (0.10)      0.33      (0.37)     (0.02)      0.44       0.17       0.06
                                   -----      -----      -----      -----      -----      -----      -----      -----
Net asset value per share, end
  of period.....................   $7.64      $7.35      $7.45      $7.12      $7.49      $7.51      $7.07      $6.90
                                   =====      =====      =====      =====      =====      =====      =====      =====
    Total Return*...............    9.18%      4.29%     10.12%      0.36%      5.65%     14.01%      9.63%      7.72%
Ratios/Supplemental Data:
  Net assets, end of period
    (millions)..................   $ 214      $ 221      $ 221      $ 195      $ 245      $ 189      $ 149      $ 108
  Ratio of expenses to average
    net assets..................    0.90%      0.90%      0.94%      0.95%      0.96%      0.62%      1.01%      0.98%
  Ratio of net investment income
    to average net assets.......    4.74%      4.88%      5.11%      5.43%      4.96%      5.95%      6.05%      6.57%
  Ratio of expenses to average
    net assets**................    1.06%***   1.10%***   1.14%***   1.15%      1.11%      1.14%      1.16%      1.20%
  Ratio of net investment
    income/(loss) to average net
    assets**....................    4.58%      4.68%      4.91%      5.23%      4.81%      5.43%      5.90%      6.35%
  Portfolio turnover............      28%        34%        57%        20%        15%        32%        24%        33%

                                      YEAR ENDED
                                  -------------------
                                  FEB. 28,   FEB. 28,
                                    1990       1989
                                  --------   --------
Net Asset value per share,
  beginning of period...........   $6.72      $6.87
                                   -----      -----
Income from Investment
  Operations:
  Net investment income.........    0.47       0.47
  Net realized and unrealized
    gains (losses) on
    securities..................    0.12      (0.15)
                                   -----      -----
    Total income from investment
      operations................    0.59       0.32
                                   -----      -----
Less Dividends and
  Distributions:
  Dividends to shareholders from
    net investment income.......   (0.47)     (0.47)
  Distributions to share-holders
    from net realized gains on
    investment transactions.....      --         --
                                   -----      -----
    Total dividends and
      distributions.............   (0.47)     (0.47)
                                   -----      -----
Net change in net asset value
  per share.....................    0.12      (0.15)
                                   -----      -----
Net asset value per share, end
  of period.....................   $6.84      $6.72
                                   =====      =====
    Total Return*...............    8.94%      4.90%n
Ratios/Supplemental Data:
  Net assets, end of period
    (millions)..................   $ 102      $  89
  Ratio of expenses to average
    net assets..................    0.95%      1.03%
  Ratio of net investment income
    to average net assets.......    6.81%      6.93%
  Ratio of expenses to average
    net assets**................    1.12%       N/A
  Ratio of net investment
    income/(loss) to average net
    assets**....................    6.64%       N/A
  Portfolio turnover............      58%        54%

---------------

  + Security Pacific National Bank served as investment adviser through April
    21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

  * The total return figures presented do not include the effect of the maximum 4.50% sales charge on A Shares.

 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

*** During the years ended February 28, 1998 and 1997 and February 29, 1996, the
    Fund received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the ratios of expenses would have been as indicated. The ratio of net investment income to average net assets was not affected.

  n Unaudited

  (a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

                 PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                 FOR THE
                                                                 PERIOD
                                                              JULY 22, 1996
                                                               (INCEPTION
                                                                  DATE)
                                                                 THROUGH
                                                                FEB. 28,
                                                                 1997++
                                                              -------------
Net asset value per share, beginning of period..............    $   7.25
                                                                --------
Income from Investment Operations:
  Net Investment income.....................................        0.20
  Net realized and unrealized gains on securities...........        0.15
          Total income from investment operations...........        0.35
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......       (0.20)
  Distributions to shareholders from net realized gains on
     investment transactions................................       (0.05)
                                                                --------
          Total Dividends and Distributions.................       (0.25)
                                                                --------
Net change in net asset value per share.....................        0.10
                                                                --------
Net asset value per share, end of period....................    $   7.35
                                                                ========
          Total Return......................................     4.90%**
Ratios/Supplemental Data:
  Net assets, end of period (millions)......................    $      1
  Ratio of expenses to average net assets*..................      1.21%+
  Ratio of net investment income to average net assets*.....      4.51%+
  Portfolio turnover rate...................................         34%

---------------

 * During the period, certain fees were voluntarily reduced and/or expenses reimbursed. Such fee reductions and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.35%, (annualized) for the period ended February 28, 1997. Fees paid by third parties, however, had no effect on the ratios.

** Not Annualized.

 + Annualized.

++ As of September 15, 1997, K Shares of the Pacific Horizon California
   Municipal Bond Fund ceased operations and were no longer offered.

                                FUND INVESTMENTS

INVESTMENT OBJECTIVES

THE FLEXIBLE INCOME (FORMERLY, CORPORATE BOND FUND) FUND seeks to provide investors with high current income consistent with reasonable investment risk. The Fund seeks to achieve its objective through investment primarily in a diversified portfolio of investment grade corporate debt securities although it may invest a portion of its assets in other types of securities and money market instruments. The Flexible Income Fund may be suited for investors looking for high current income who are willing to accept some price and yield fluctuations.

THE INTERMEDIATE BOND FUND seeks to provide interest income and capital appreciation. The Fund seeks to achieve its objective by investing a minimum of 65% of its total assets in investment grade intermediate and long term bonds, including corporate and governmental fixed income obligations through investment in mortgage-backed securities, municipal securities and cash equivalents. The Intermediate Bond Fund may be appropriate for investors who want interest income from a diversified portfolio of debt securities and capital appreciation.

The Intermediate Bond Fund seeks to achieve its investment objective by investing all of its investable assets in the securities of a portfolio of another open-end managed investment company, the Intermediate Bond Master Portfolio. The Intermediate Bond Master Portfolio has the same investment objective as the Intermediate Bond Fund. The Fund may withdraw its investment in the Intermediate Bond Master Portfolio at any time, if the Board of Directors of the Company determines that such action is in the best interests of the Fund. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Intermediate Bond Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Intermediate Bond Master Portfolio. Because the investment characteristics of the Intermediate Bond Fund will correspond to those of the Intermediate Bond Master Portfolio, the discussion of the Intermediate Bond Fund is a discussion of the various investments of and techniques employed by the Intermediate Bond Master Portfolio.

THE U.S. GOVERNMENT SECURITIES FUND seeks to provide investors with a high level of current income, consistent with preservation of principal. The Fund invests mainly in certificates issued by the U.S. Government, its agencies, instrumentalities and sponsored entities. The U.S. Government Securities Fund may be appropriate for investors who want: (1) income from U.S. Government securities to help meet today's expenses and (2) relative stability of investment but are willing to accept some price and yield variations. The U.S. Government Securities Fund may be suited for investors who want to participate in a diversified portfolio of U.S. Government securities and who are willing to accept some price and yield variations.

THE SHORT-TERM GOVERNMENT FUND seeks high current income consistent with relative stability of principal. The Fund seeks to achieve its objective through investing at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored entities. 35% of the Fund's total assets may be invested in investment grade non-government securities. The Fund may be appropriate for investors who want (1) income from securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises; and (2) relative stability of investment but are willing to accept some price and yield variations.

Duration and Maturity. Under normal market and interest rate conditions, the investment adviser expects that the Short-Term Government Fund's average portfolio duration generally will be approximately the same as a one-year U.S. Treasury bill (approximately one year). This means that the Short-Term Government Fund's net asset value fluctuation is expected to be similar to the price fluctuation of a one-year U.S. Treasury bill. Under normal market and interest rate conditions, the investment adviser does not expect the Short-Term Government Fund's average portfolio duration to exceed that of a two-year U.S. Treasury note (approximately 1.9 years). However, there is no limitation on duration. Under normal circumstances, it is expected that the average weighted maturity of the Short-Term Government Fund's investments will not exceed two years. Unlike maturity which indicates when a security repays principal, "duration" incorporates the cash flows of all interest and principal payments and the proceeds from calls and redemptions over the life of a security. These payments are multiplied by the number of years over which they are received to produce a value that is expressed in years (i.e., duration).

THE NATIONAL MUNICIPAL BOND FUND seeks as high a level of current interest income free of Federal income tax as is consistent with prudent investment management and preservation of capital. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in a diversified portfolio of investment grade municipal debt securities. Investment grade debt securities ordinarily carry lower rates of interest income than lower quality debt securities with similar maturities. The National Municipal Bond Fund may be appropriate for investors who want a high level of current interest income free from Federal income tax.

THE CALIFORNIA MUNICIPAL BOND FUND seeks as high a level of current interest income free of Federal income tax and California state personal income tax as is consistent with prudent investment management and preservation of capital. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in investment grade municipal obligations issued by the State of California and other governmental entities. Investment grade debt securities ordinarily carry lower rates of interest income than lower quality debt securities with similar maturities. The California Municipal Bond Fund may be appropriate for California residents and other investors who want monthly income sheltered from both Federal and California income taxes, greater diversification and liquidity than could be achieved by an individual purchasing municipal bonds directly, and relative stability of principal.

WHILE THE FUNDS STRIVE TO ATTAIN THEIR INVESTMENT OBJECTIVES, THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO.

TYPES OF INVESTMENTS

FLEXIBLE INCOME FUND -- GENERAL INVESTMENTS

The Flexible Income Fund is a diversified portfolio which will invest at least 65% of its total assets in investment grade corporate debt obligations such as bonds, debentures, notes and securities convertible into, or exchangeable for, or with rights to purchase, common or preferred stocks. Investment grade debt securities ordinarily carry lower rates of interest income than lower quality debt securities with similar maturities. The securities obtained upon conversion of a convertible security may be retained for a period of time pending their orderly disposition.

The Flexible Income Fund may invest up to 20% of its total assets (determined at the time of purchase) in debt obligations of foreign issuers, including Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). The Flexible Income Fund may also hold a portion of its assets in cash equivalents of the type described under "Other Investment Practices -- Cash Equivalents."

The Flexible Income Fund will normally invest at least 65% of its total assets in investment grade corporate securities and securities issued by the U.S. Government, its agencies or instrumentalities. Investment grade securities are securities rated at the time of purchase in the four highest ratings categories by Standard & Poor's Ratings Group Division of McGraw Hill ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch IBCA") or if not rated, determined by Bank of

America to be of comparable quality to securities with such ratings. The four highest ratings categories are AAA, AA, A and BBB by S&P and Fitch IBCA and Aaa, Aa, A and Baa by Moody's. Bonds in the fourth category are more subject than those in the top three categories to changes in economic or other conditions that could lead to a weakened capacity to make payments of interest and principal and may have speculative characteristics as well. The Flexible Income Fund may invest up to 35% of its total assets in lower quality, higher yielding securities, often referred to as "junk bonds," and up to 35% of its total assets in mortgage backed securities. Such securities are rated below investment grade, carry a higher degree of risk and are considered to be speculative by S&P, Moody's or Fitch IBCA. Debt securities will be rated at the time of purchase at least "B" by S&P, Moody's or Fitch IBCA, or if unrated, will be determined by Bank of America to be of comparable quality to securities with such ratings. Ratings are described more fully in the Appendix to this Prospectus.

In the event that the rating of any security held by the Flexible Income Fund falls below the required rating, the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Bank of America, such investment is considered appropriate under the circumstances.

INTERMEDIATE BOND MASTER PORTFOLIO -- GENERAL INVESTMENTS

The Intermediate Bond Master Portfolio is a diversified portfolio which will invest at least 65% of its total assets in investment grade intermediate and longer term bonds, which consist of corporate and governmental fixed income obligations, mortgage-backed securities, municipal securities and cash equivalents. For a description of investment grade securities, see "Flexible Income Fund -- General Investments."

Under normal market and interest rate conditions, the investment adviser expects that the Master Portfolio's average portfolio duration generally will be approximately the same as the Lehman Brothers Intermediate Government/Corporate Bond Index. This means that the Fund's net asset value fluctuation is expected to be similar to the price fluctuation of the Lehman Brothers Intermediate Government/Corporate Bond Index. Unlike maturity which indicates when the security repays principal, duration incorporates the cash flows of all interest and principal payments and the proceeds from calls and redemptions over the life of the security. These payments are multiplied by the number of years over which they are received to produce a value that is expressed in years (i.e., duration). In addition, under normal market and interest rate conditions, the investment adviser expects that the Master Portfolio's average portfolio maturity will be between three and six years.

Mortgage-backed securities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities, will be guaranteed as to principal and interest, but not market value, by the U.S. Government or one of its agencies or instrumentalities. The Intermediate Bond Master Portfolio will not invest more than 35% of its net assets in mortgage-backed securities. There is the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. Similarly, a risk associated with mortgage-backed securities is early paydown of principal resulting from the refinancing of the underlying mortgages. The rate of such prepayments of principal, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

The Intermediate Bond Master Portfolio may also invest, from time to time, in obligations issued by state and local governmental issuers. It is currently expected that investment in such obligations will not exceed 5% of the Intermediate Bond Master Portfolio's net assets.

Interest income is expected to be the primary basis for investment return from an investment in the Intermediate Bond Master Portfolio, and capital appreciation the secondary basis. The Intermediate Bond Master Portfolio will attempt to achieve capital appreciation by moderate market timing in response to anticipated interest rate changes. The Intermediate Bond Master Portfolio will also attempt to take advantage of undervalued sectors while selling bonds in overvalued sectors. However, since investments will normally consist of bonds and mortgage-backed securities, the ability to achieve capital appreciation is limited.

U.S. GOVERNMENT SECURITIES FUND -- GENERAL INVESTMENTS

The U.S. Government Securities Fund will at all times invest at least 65% of its assets in securities of the U.S. Government (its agencies, instrumentalities and sponsored entities), including, but not limited to, direct obligations of the U.S. Treasury, such as U.S. Treasury bills, certificates of indebtedness, notes and bonds, and in repurchase agreements involving such securities. Other types of U.S. Government obligations that the Fund may hold include obligations of U.S. Government agencies, instrumentalities or sponsored enterprises including, but not limited to, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, or Federal Home Loan Mortgage Corporation. Obligations of some of these agencies, instrumentalities or sponsored enterprises, such as the Small Business Administration or the Maritime Administration, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, like the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, including the Student Loan Marketing Association, are supported by the credit of the instrumentality. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity if it was not required to do so by law.

The U.S. Government Securities Fund may invest up to 35% of its total assets in non-government related fixed income securities rated in the highest rating category by a nationally recognized statistical rating organization. For a description of non-government fixed income securities, see "Intermediate Bond Fund -- General Investments."

SHORT-TERM GOVERNMENT FUND -- GENERAL INVESTMENTS

The Short-Term Government Fund has a policy that it will invest at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored entities, including, but not limited to, direct obligations of the U.S. Treasury, such as U.S. Treasury bills, certificates of indebtedness, notes and bonds, and in repurchase agreements involving such securities. Other types of U.S. Government obligations that the Fund may hold include obligations of U.S. Government agencies, instrumentalities or sponsored enterprises including, but not limited to, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, or Federal Home Loan Mortgage

Corporation. See "U.S. Government Securities Fund - General Investments," above, for a description of such obligations.

Guarantees of the Short-Term Government Fund's investment securities by the U.S. Government, its agencies, instrumentalities or sponsored enterprises assure only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value, or the yield or value of the Fund's shares. U.S. Government obligations ordinarily carry lower rates of interest income than debt securities of other issuers with similar maturities.

The Short-Term Government Fund may invest up to at least 35% of its total assets in investment grade non-government/agency fixed income obligations, mortgage-backed securities, municipal securities and cash equivalents. See "Flexible Income Fund -- General Investments," above. In the event that the rating of any security held by the Short-Term Government Fund falls below the required rating, the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Bank of America, such investment is considered appropriate under the circumstances.

The market value of debt securities, and thus the Short-Term Government Fund's net asset value per share, is expected to vary with changes in interest rates. The value of the Short-Term Government Fund's investments will normally fall when prevailing interest rates rise and rise when interest rates fall. Interest rate fluctuations can be expected to affect the Short-Term Government Fund's earnings. In an effort to preserve the capital of the Short-Term Government Fund when interest rates are generally rising, Bank of America may shorten the average weighted maturity of the Fund's investments. Because the principal values of the securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average weighted maturity will generally diminish less in value during such periods than a portfolio with a longer average weighted maturity. Because securities with shorter maturities, however, generally have a lower yield to maturity, the Short-Term Government Fund's current return based on its net asset value generally will be lower as a result of such action than it would have been had such action not been taken.

MORTGAGE-RELATED SECURITIES GENERALLY. The Short-Term Government Fund may invest in U.S. Government securities which are collateralized by or represent interests in real estate mortgages. The types of mortgage securities in which the Short-Term Government Fund may invest include the following: (i) adjustable rate mortgage securities; (ii) collateralized mortgage obligations; (iii) real estate mortgage investment conduits; and (iv) other securities collateralized by or representing interests in real estate mortgages whose interest rates reset at periodic intervals and are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

The Short-Term Government Fund may also invest in mortgage-related securities which are issued by private entities such as investment banking firms and companies related to the construction industry. The privately issued mortgage-related securities in which the Short-Term Government Fund may invest include, but are not limited to: (i) privately issued securities which are collateralized by pools of mortgages in which such mortgages are guaranteed as to payment of principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. Government; (ii) privately issued securities which are collateralized by pools of mortgages in which such mortgages are guaranteed as to the payment of principal and interest by the issuer and such guarantee is collateralized by U.S. Government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and which mortgage-related securities are supported as to the payment of the principal and interest by the credit of any agency, instrumentality or sponsored enterprise of the U.S. Government.

The privately issued mortgage-related securities provide for periodic payments consisting of both interest and principal. The interest portion of these payments will be distributed by the Short-Term Government Fund as income, and the principal portion will be reinvested.

NATIONAL MUNICIPAL BOND FUND -- GENERAL INVESTMENTS

The National Municipal Bond Fund will invest at least 65% of its total assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). Under normal market conditions, it is expected that at least 65% of the National Municipal Bond Fund's total assets will consist of issues rated investment grade or better by Moody's, S&P, D&P or Fitch IBCA at the time of purchase (that is, rated in one of the four highest rating categories) or, if unrated, will be deemed by the National Municipal Bond Fund's investment adviser to be of comparable quality. While securities rated in the fourth highest rating category (i.e., rated Baa or BBB) are regarded as having an adequate capacity to pay principal and interest, such securities lack outstanding investment characteristics and in fact have speculative characteristics as well. The National Municipal Bond Fund's assets may be invested in lower quality, higher yielding Municipal Securities which are rated below investment grade. Such securities carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Lower quality, higher yielding securities are commonly referred to as "junk bonds." See "High Yield, High Risk Securities" below and "Description of Municipal Securities Ratings" in the Appendix to this Prospectus. The National Municipal Bond Fund has no restrictions on the maturity of Municipal Securities in which it may invest. Accordingly, the National Municipal Bond Fund seeks to invest in Municipal Securities of such maturities which, in the judgment of the investment adviser, will provide a high level of current income consistent with prudent investment management, with consideration given to market conditions. The National Municipal Bond Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments, in accordance with the National Municipal Bond Fund's investment objective.

The National Municipal Bond Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the National Municipal Bond Fund's investment adviser, suitable tax-exempt obligations are unavailable. In accordance with the National Municipal Bond Fund's investment objective, investments may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes. Such taxable obligations may include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper rated within the two highest ratings assigned by a nationally recognized statistical rating organization. These obligations are described further in the Statement of Additional Information. To the extent that the National Municipal Bond Fund invests in such instruments, it will not be invested in accordance with the investment policies designed for it to realize its investment objective. Income earned from these instruments is taxable and therefore is not included in the dividends exempt from federal income tax which the National Municipal Bond Fund will pay.

The National Municipal Bond Fund may also make other investments as described more fully below under "Other Investment Practices and Considerations."

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

CALIFORNIA MUNICIPAL BOND FUND -- GENERAL INVESTMENTS

The California Municipal Bond Fund invests primarily in Municipal Securities (at least 65% of its total assets under normal circumstances) issued by California and other states, territories and possessions of the U.S. and the District of Columbia, and their agencies, authorities, instrumentalities and political sub-divisions, as long as these instruments are free of Federal income tax.

Under normal market conditions, it is expected that at least 65% of the California Municipal Bond Fund's total assets will consist of issues rated investment grade or better by Moody's, S&P, D&P or Fitch IBCA at the time of purchase (that is, rated in one of the four highest rating categories) or, if unrated, will be deemed by the California Municipal Bond Fund's investment adviser to be of comparable quality. While securities rated in the fourth highest rating category (i.e., rated Baa or BBB) are regarded as having an adequate capacity to pay principal and interest, such securities lack outstanding investment characteristics and in fact have speculative characteristics as well. The California Municipal Bond Fund's assets may be invested in lower quality, higher yielding Municipal Securities which are rated below investment grade. Such securities carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Lower quality, higher yielding securities are commonly referred to as "junk bonds." See "High Yield, High Risk Securities" below and "Description of Municipal Securities Ratings" in the Appendix to this Prospectus. The California Municipal Bond Fund has no restrictions on the maturity of Municipal Securities in which it may invest. Accordingly, the California Municipal Bond Fund seeks to invest in Municipal Securities of such maturities which, in the judgment of the investment adviser, will provide a high level of current income consistent with prudent investment management, with consideration given to market conditions. The California Municipal Bond Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments, in accordance with the California Municipal Bond Fund's investment objective.

Under normal circumstances at least 65% of the California Municipal Bond Fund's assets will be invested in Municipal Securities free from tax under the laws or Constitution of California ("California Municipal Securities"). In any event, in an effort to keep the California Municipal Bond Fund's dividends free from California state personal income tax, the California Municipal Bond Fund will endeavor to invest at least 50% of its total assets in obligations the interest on which (if held by an individual) is exempt from taxation by California ("California Exempt Securities," which generally are limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations) as of the end of each fiscal quarter. If the California Municipal Bond Fund is able to do so, and assuming the California Municipal Bond Fund otherwise qualifies, the dividends that investors receive from the interest on those California Exempt Securities will not be subject to that tax. However, if the California Municipal Bond Fund is not able to achieve the 50% goal, no part of the California Municipal Bond Fund's dividends will be exempt from California state personal income tax. Dividends derived from Municipal Securities that are not California Municipal Securities will be subject to California's state personal income tax.

Subject to the fundamental policy above, the California Municipal Bond Fund may also make limited investments in taxable obligations. These taxable obligations may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (and repurchase agreements related to such obligations), certificates of deposit and bankers' acceptances of select banks and commercial paper rated within the two highest rating categories by any major rating service.

The California Municipal Bond Fund might purchase such taxable obligations if, for example, suitable tax-exempt obligations cannot be found or if deemed appropriate for temporary defensive purposes. To the extent that the California Municipal Bond Fund invests in such instruments, it will not be invested in accordance with the investment policies designed for it to realize its investment objective. Income earned from these instruments is taxable and therefore is not included in the dividends exempt from federal and California income tax which the California Municipal Bond Fund will pay. The California Municipal Bond Fund may also hold cash for temporary defensive purposes, prior to making investments or if Bank of America believes suitable tax-exempt investment opportunities are not available.

FUNDAMENTAL LIMITATIONS

The investment objectives of the Funds and the Intermediate Bond Master Portfolio are non-fundamental and may be changed by the Board of Directors without a vote by the holders of a majority of the outstanding shares of the particular Fund or of the outstanding interests of the Intermediate Bond Master Portfolio, respectively. Each Fund is subject to other investment limitations which are fundamental, and therefore which may not be changed without a vote by the holders of a majority of the outstanding shares of each Fund or of the outstanding interests of the Intermediate Bond Master Portfolio, respectively. A complete list of fundamental, and certain non-fundamental, investment limitations is set out in full in the Statement of Additional Information.

TYPES OF INVESTMENT RISK

The following are some of the principal types of investment risks involved with the securities and investment practices the Fund is permitted to use.

CORRELATION RISK. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

DERIVATIVES RISK. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

To the extent that a derivative is not used as a hedge, the fund is directly exposed to the potential gains and losses of that derivative. Gains or losses from non-hedging derivatives positions in a derivative may be substantially greater than the derivative's original cost.

EXTENSION RISK. The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK. The risk that a strategy used by a Fund's management may fail to produce the intended result.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole.

NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

PREPAYMENT RISK. The risk that unanticipated prepayments may occur, reducing the value of mortgage-backed securities.

VALUATION RISK. The risk that a Fund has valued certain of its securities at a higher price than for which it can sell them.

YEAR 2000 RISKS. An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

CASH EQUIVALENTS. For temporary defensive purposes (for example, when Bank of America believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests), the Flexible Income Fund, U.S. Government Securities Fund and Short-Term Government Fund may invest without limitation and the Intermediate Bond Master Portfolio may invest up to 75% of its net assets in cash equivalents such as money market instruments (including short-term bank time deposits, certificates of deposit, bankers' acceptances, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers and, subject to the investment limitations described below, shares of money market mutual funds. Commercial paper must be rated at the time of purchase at least Prime-2 by Moody's, A-2 by S&P or F-1 by Fitch IBCA for the Flexible Income Fund and the Intermediate Bond Master Portfolio and Prime-1, A-1 or F-1, respectively, for the U.S. Government Securities Fund and Short-Term Government Fund. Certificates of deposit, bankers' acceptances and time deposits will be issued by domestic and foreign banks and foreign branches of U.S. banks that have total assets of more than $2.5 billion and interest-bearing savings deposits in commercial banks in amounts not exceeding 5% of its total assets. To the extent a Fund invests in cash equivalents, it will not be invested in accordance with the investment policies designed for it to realize its investment objective.

MORTGAGE-RELATED SECURITIES. Each Fund, except for the National Municipal Bond and California Municipal Bond Funds, may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA and government-related organizations such as the FNMA and FHLMC, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, the portion may be lost if there is a decline in the market value of the security, whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to the Funds. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

Mortgage-related securities acquired by a Fund may include collateralized mortgage obligations ("CMOs"), a type of derivative, issued by FNMA, FHLMC or other U.S. Government agencies, instrumentalities or sponsored enterprises, as well as by private issuers. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgage or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently.

CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to a Fund based on the Fund's analysis of the market value of the security.

Privately issued mortgage-related securities generally offer a higher yield than mortgage-related securities issued by governmental agencies, instrumentalities or sponsored enterprises because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Although the market for such securities is becoming increasingly liquid, some mortgage-related securities issued by private organizations may not be readily marketable.

ASSET-BACKED SECURITIES. The Flexible Income Fund, Short-Term Government Fund and Master Portfolio may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of mortgages, consumer loans or receivables held in a trust. Examples include mortgage-backed securities, certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the mortgages, loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the mortgages, consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. All asset-backed securities purchased by the Flexible Income Fund, Short-Term Government Fund and Master Portfolio will either be issued or guaranteed by a U.S. Government entity or rated AAA by S&P, Aaa by Moody's or have an equivalent rating from any other rating agency.

FOREIGN SECURITIES. Subject to their investment objectives and the policies stated above, the Flexible Income Fund, Short-Term Government Fund and Intermediate Bond Master Portfolio may invest in securities of foreign issuers that may or may not be publicly traded in the United States, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). It is currently the intention of the Flexible Income Fund, Short-Term Government Fund and Master Portfolio to invest no more than 20%, 20% and 25% of their respective net assets (at the time of purchase) in foreign securities.

RISKS ASSOCIATED WITH FOREIGN SECURITIES AND ASSET-BACKED SECURITIES. The Flexible Income and Short-Term Government Funds' and the Intermediate Bond Master Portfolio's investments in foreign securities, whether made directly or indirectly, involve certain inherent risks, including political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and changes in foreign currency exchange rates and the possibility of adverse changes in investment or exchange control regulations. There is typically less information publicly available about a foreign company than about a U.S. company. Moreover, these companies may be subject to less stringent reserve, auditing and reporting requirements than their U.S. counterparts.

Additionally, foreign markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. There is generally less government supervision and regulation of foreign exchanges, brokers and companies than in the U.S. There is also the possibility that foreign governments could expropriate assets or levy confiscatory taxes, set limitations on the removal of assets or suffer adverse diplomatic developments. Because of these and other factors, foreign securities acquired by Flexible Income Fund, Short-Term Government Fund and

Intermediate Bond Master Portfolio may be subject to greater price fluctuation than securities of U.S. companies.

An asset-backed security's underlying assets may be prepaid with the result of shortening the certificate's weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of mortgages, loans or receivables. The proceeds of prepayments received by the Flexible Income Fund, Short-Term Government Fund and Intermediate Bond Master Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Flexible Income and Short-Term Government Funds' and Intermediate Bond Master Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Flexible Income and Short-Term Government Funds' and Intermediate Bond Master Portfolio's experiencing difficulty in valuing or liquidating such securities.

CREDIT RATINGS. S&P, Moody's, D&P and Fitch IBCA evaluate the safety of a security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, Bank of America performs its own analysis of the issuers whose securities a Fund purchases. Because of this, a Fund's performance may depend more on the investment adviser's own credit analysis than is the case for mutual funds investing in higher rated securities.

In selecting securities, Bank of America considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund's portfolio. Bank of America continuously monitors the issuers of securities held in a Fund's portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund's portfolio so that it can meet redemption requests.

If a portfolio security undergoes a rating revision, a Fund may continue to hold the security if Bank of America determines such retention is warranted.

The National Municipal Bond Fund will not invest in any security that has lower than a C rating. The California Municipal Bond Fund may invest in Municipal Securities rated C by Moody's, D by Standard & Poor's, D by Fitch IBCA or DD by Duff & Phelps, or in unrated securities determined to be of comparable quality. The National Municipal Bond Fund may retain a portfolio security whose rating has been changed if Bank of America deems that retention of such security is warranted. In general, lower rated debt securities are subject to risks of market fluctuation or default (due to changes in the credit rating or financial condition of the issuer) that are significantly greater than for securities in the higher rating categories of S&P's, Moody's, Duff & Phelps or Fitch IBCA. Please refer to the description of municipal bond ratings in the Appendix to the Prospectus.

MORE ON MUNICIPAL SECURITIES. The two main types of Municipal Securities are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of Municipal Security, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its repayment obligations it then draws on a reserve fund, the restoration of which is a moral, but not a legal requirement. Private activity bonds which the National Municipal Bond Fund and California Municipal Bond Fund may hold are usually revenue securities that are not payable from the unrestricted revenues of the issuer. The quality of these bonds therefore is often directly related to the credit of the corporate user of the facility being financed.

Municipal Securities purchased by the National Municipal Bond Fund and California Municipal Bond Fund may include both rated and unrated variable and floating rate instruments. Although particular variable or floating rate obligations often do not have an active secondary market, the periodic readjustment of interest rates that these instruments undergo tends to assure that their value to a Fund approximates their actual par value.

Opinions with respect to Municipal Securities regarding their validity and exemption from Federal income tax (and California personal income tax where applicable) are given by the issuer. The National Municipal Bond Fund and California Municipal Bond Fund and Bank of America will rely on these opinions and do not intend to review the basis for them.

RISK FACTORS AND SPECIAL CONSIDERATIONS. In seeking to achieve its investment objectives the National Municipal Bond Fund and California Municipal Bond Fund may invest, without limitation, in industrial development bonds, which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. In addition, although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its assets in Municipal Securities the interest on which comes solely from revenues of similar projects. When a Fund's assets are concentrated in obligations payable from revenues of similar projects, the Fund will be subject to the particular risks (including economic, business and political risks) related to such projects to a greater extent than if its assets were not so concentrated. The value of a Fund's securities will generally vary inversely with changes in prevailing interest rates. Such values will also change in response to changes in the interest rates payable on new issues of Municipal Securities. Should such interest rates rise, the values of outstanding bonds, including those held by a Fund will decline. If interest rates fall, the values of outstanding bonds will generally increase. Changes in the value of a Fund's securities arising from these or other factors will cause changes in the net asset value per share of the Fund.

CUSTODIAL RECEIPTS AND PARTICIPATION INTERESTS. Securities acquired by the National Municipal Bond Fund and California Municipal Bond Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The National Municipal Bond Fund and California Municipal Bond Fund may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives a Fund an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which the National Municipal Bond Fund and California Municipal Bond Fund may invest pursuant to guidelines approved by such Funds' Board of Directors. For certain participation interests, the National Municipal Bond Fund and California Municipal Bond Fund will have the right to demand payment, for all or any part of the Funds' participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

The Flexible Income Fund may purchase from domestic financial institutions participation interests in high quality debt securities. Participation interests in which the Flexible Income Fund may invest may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). The Flexible Income Fund intends only to purchase participations from an entity or syndicate, and does not intend to serve as a co-lender in any participation. For certain participation interests, the Flexible Income Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of that Fund's participation interest in the security, plus accrued interest. As to these instruments, the Flexible Income Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest might be deemed to be an extension of credit by the Flexible Income Fund to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In such event, the ability of the Flexible Income Fund to obtain repayment might depend on the issuing financial institution.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. Each Fund may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, each Fund, except for the Intermediate Bond Master Portfolio, may purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Funds will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued forward commitment or delayed settlement transaction. When-issued purchases, forward commitments and delayed settlements are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes, but primarily in order to hedge against anticipated changes in interest rates or in furtherance of its investment objectives. The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of each Fund starting on the day the Fund agrees to purchase the securities. A fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Stand-by Commitments. In addition, the National Municipal Bond Fund and California Municipal Bond Fund may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their respective rights thereunder for trading purposes. The National Municipal Bond Fund and California Municipal Bond Fund expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the National Municipal Bond Fund and California Municipal Bond Fund may pay for a "stand-by commitment' either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

Callable Securities. The National Municipal Bond Fund and California Municipal Bond Fund may invest in callable municipal bonds. Callable municipal bonds are municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If bonds are purchased at a premium, some or all of that premium may not be recovered by bondholders, such as the Funds, upon redemption, depending on the redemption price.

Zero Coupon Securities. The National Municipal Bond Fund and California Municipal Bond Fund may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its respective investments. The National Municipal Bond Fund and California Municipal Bond Fund will be required to include in income (or, with respect to Municipal Securities, in exempt-interest income) daily portions of original issue discount accrued which will cause the Funds to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date.

RISKS RELATED TO INTEREST RATE CHANGES. Mutual funds that invest solely in fixed income securities are subject to interest rate risk. In general, bond prices vary inversely with changes in interest rates. As a result, bond prices tend to rise when interest rates fall and conversely, decrease during periods of rising interest rates. Thus, a Fund's net asset value per share is expected to vary with changes in interest rates. A Fund's investments will normally fall when prevailing interest rates rise and rise when interest rates fall. Interest rate fluctuations can be expected to affect earnings. In an effort to preserve the capital of a Fund when interest rates are generally rising, Bank of America may shorten the average weighted maturity of the securities in a Fund's investments. Because the principal values of the securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average weighted maturity will generally diminish less in value during such periods than a portfolio with a longer average weighted maturity. Because securities with shorter maturities, however, generally have a lower yield to maturity, a Fund's current return based on its net asset value will generally be lower as a result of such action than it would have been had such action not been taken.

HIGH YIELD, HIGH RISK SECURITIES. Up to 35% of the total assets of each of the Flexible Income, National Municipal Bond Fund and California Municipal Bond Fund may be invested in Municipal Securities rated below investment grade ("high yield, high risk securities"), or in the case of the California Municipal Bond Fund, in unrated securities determined to be of comparable quality.

RISKS RELATED TO HIGH YIELD, HIGH RISK SECURITIES. While any investment carries some risk, some of the risks associated with high yield, high risk, or lower-rated, securities are different from the risks associated with investment grade securities. The risk of loss through default is greater because high yield, high risk securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of each Fund's shares, may be quite volatile. Because the market for high yield, high risk, or lower rated, securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for high yield, high risk securities (resulting in a greater number of bond defaults) and the value of high yield, high risk securities held in a Fund's portfolio.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments.

Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If the issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

LIQUIDITY AND VALUATION. In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur when there is not an established secondary market for the security or the security is thinly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

CONGRESSIONAL PROPOSALS. Current laws, as well as pending proposals, may have a material impact on the market for high yield, high risk, or lower-rated, securities.

For your information, set forth below are the average weighted quality distribution of the Flexible Income, National Municipal Bond and California Municipal Bond Funds for the most recent fiscal year.

              QUALITY RATING                                       NATIONAL MUNICIPAL   CALIFORNIA MUNICIPAL
              (S&P/MOODY'S)                 FLEXIBLE INCOME FUND       BOND FUND             BOND FUND
              --------------                --------------------   ------------------   --------------------
  AAA/Aaa                                       14.4%/14.4%           43.7%/41.8%           54.3%/53.1%
  AA/Aa                                           8.2%/6.8%           20.9%/20.3%           14.6%/11.0%
  A/A                                           56.8%/55.4%           18.8%/22.4%           15.5%/14.1%
  BBB/Baa                                       19.4%/16.1%             6.5%/8.6%             9.0%/7.4%
  BB/Ba or lower                                    0%/6.1%                 0%/0%                 0%/0%
  Not Rated                                       1.2%/1.2%            10.1%/6.9%            6.6%/14.4%
     Comparable to AAA/Aaa                        1.2%/1.2%             0.4%/1.3%             0.6%/1.9%
     Comparable to AA/Aa                                 0%             3.8%/1.7%               6.0%/0%
     Comparable to A/A                                   0%                 0%/0%               0%/5.0%
     Comparable to BBB/Baa                               0%             5.9%/3.9%               0%/7.5%
     Comparable to BB/Ba or lower                        0%                 0%/0%                 0%/0%

OPTIONS. The Flexible Income Fund and U.S. Government Securities Fund may write covered put and call options and purchase put and call options on U.S. securities that are traded on United States exchanges and in over-the-counter markets. The Intermediate Bond Master Portfolio may purchase put and call options on listed securities and may write fully covered call options. The U.S. Government Securities Fund may write covered call options and purchase put options. Put options may be purchased in order to protect a Fund's securities in expectation of a declining market, and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. A Fund may write fully covered call options in order to realize current income from the premiums received as long as a Fund remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Fund.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. Although the Funds' risk when purchasing options is limited to the amount of the original premiums paid plus transaction costs, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuations than an investment in the underlying security. When writing covered call options, the Funds give up the opportunity to profit from a price increase in the underlying security above the option's exercise price in return for the premium but retains the risk of loss should the price of the underlying security fall. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives, and there is no guarantee that a liquid secondary market for particular options will exist. For additional information relating to options transactions, please refer to the Statement of Additional Information.

Options transactions will be limited as follows: (a) not more than 5% of the total assets of the Flexible Income Fund may be invested in options; and (b) not more than 25% of the value of the Intermediate Bond Master Portfolio's net assets may be subject to options. In addition, (a) obligations of the Flexible Income Fund under put options it writes may not exceed 50% of its net assets;
(b) aggregate premiums on all options purchased by the Flexible Income Fund and Intermediate Bond Master Portfolio may not exceed 25% and 2%, respectively, of their net assets; (c) options written by the U.S. Government Securities Fund may not exceed 25% of its total assets (taken at market value on the date written) and (d) options purchased by the U.S. Government Securities Fund may not exceed 5% of its total assets.

Call options written by a Fund gives the holder the right to buy the underlying security from the Fund at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by a Fund is "covered' if the particular Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian.

Put options written by the Flexible Income Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A put option written by the Flexible Income Fund is "covered" if that Fund maintains cash or high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written.

The restrictions discussed in this section do not apply to options on futures contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Flexible Income Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, or contracts based on financial indices and may purchase and write put and call options to buy or sell futures contracts.

The Intermediate Bond Master Portfolio may purchase and sell interest rate futures contracts (and purchase related options) as a hedge against changes resulting from market conditions in the values of the securities held by the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

The U.S. Government Securities Fund may enter into financial futures contracts or purchase or sell options on such futures as a hedge against anticipated interest rate fluctuations.

The Short-Term Government Fund may enter into contracts for the purchase or sale for future delivery of U.S. Government securities, mortgage-related securities or Eurodollar securities or may purchase put and call options to buy or sell futures contracts. The Short-Term Government Fund will engage in futures and related options transactions only for bona fide hedging purposes.

The National Municipal Bond Fund and California Municipal Bond Fund may invest in futures contracts and related options relating to indices on municipal bonds and/or treasury securities as a hedge against changes in its other assets' market values ("Municipal Bond Index Futures" or "Futures").

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date.

If the investment adviser expects interest rates to rise, a Fund may sell a futures contract or may sell a call option or purchase a put option on such futures contract, as a hedge against a decrease in the value of the Fund. If the investment adviser expects interest rates to decline, a Fund may purchase a futures contract, or may purchase a call option or sell a put option on such futures contract, to protect against an increase in the price of securities which the Fund intends to purchase.

The Funds may be subject to additional risks associated with futures contract, such as the possibility that Bank of America's forecasts of market values and other factors are not correct, imperfect correlation between a Fund's hedging instrument and the asset or liability being hedged, default by the other party to the transaction, and inability to close out a position because of the lack of a liquid market. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. As a result of these factors, a correct forecast of general market trends or interest rate movements by Bank of America may still not result in a successful hedging transaction.

These investment techniques would be used to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities. A Fund may not purchase or sell a futures contract or purchase a related option unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of that Fund's total assets (after taking into account certain technical adjustments). In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by a Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. More information about futures contracts and related options may be found in Appendix B to the Statement of Additional Information.

INTEREST RATE AND CURRENCY SWAPS. The Flexible Income Fund may enter into interest rate and currency swaps for hedging purposes. The Flexible Income Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. An interest rate swap involves the exchange of a Fund with another party of their respective rights to receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Flexible Income Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. It is designed to protect the Flexible Income Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

The Flexible Income Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Flexible Income Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Flexible Income Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Flexible Income Fund's risk of loss consists of the net amount of interest payments that the Flexible Income Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

POTENTIAL RISKS OF OPTIONS, FUTURES AND SWAPS. The use of options, futures and swaps are highly specialized activities which involve investment techniques and risks different from those associated with customary investments. If Bank of America should be incorrect in its forecasts of market values, interest rates or currency exchange rates, a Fund may not achieve the anticipated benefits of the techniques or may realize losses, and its investment performance may be less favorable than if these strategies had not been used. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures contracts is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. A Fund's ability to dispose of its positions in futures contracts and options will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of securities are relatively new and still developing. If a secondary market does not exist with respect to an option purchased or written by a Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by a Fund would have to be exercised in order for that Fund to realize any profit and (ii) a Fund may not be able to sell portfolio securities covering an option written by it until the option expires or it delivers the underlying futures contract upon exercise. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above.

VARIABLE RATE INSTRUMENTS. The Intermediate Bond Master Portfolio may invest in variable and floating rate instruments, which may include master demand notes. Although payable on demand by the Intermediate Bond Master Portfolio, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or the equivalent by another nationally recognized statistical rating organization, (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).

INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other investment companies whose objectives are consistent with such Fund (including money market funds advised by Bank of America) to the extent permitted by the 1940 Act, except that with respect to the investment in a money market mutual fund advised by Bank of America, each of the Funds is permitted to invest the greater of 5% of its respective net assets or $2.5 million.

REPURCHASE AGREEMENTS. The Funds and the Intermediate Bond Master Portfolio may buy securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. The Funds and the Intermediate Bond Master Portfolio will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed creditworthy by Bank of America under guidelines approved by the Fund's Board of Directors or Trustees. During the term of any repurchase agreement the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Bank of America then continually monitors that value. Nonetheless, should the seller default on its obligations under the agreement, the Funds would be exposed to possible loss due to adverse market activity or delays connected with the disposition of the underlying obligations. The Intermediate Bond Master Portfolio will only enter into repurchase agreements for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper.

REVERSE REPURCHASE AGREEMENTS. Each Fund, except for the Short-Term Government Fund, may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements a Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by Bank of America to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares. A Fund will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

The Intermediate Bond Master Portfolio will only enter into reverse repurchase agreements with a bank if it has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's, or the equivalent from another NRSRO.

SECURITIES LENDING. In order to earn additional income, the Flexible Income Fund, U.S. Government Securities Fund and Intermediate Bond Master Portfolio may lend their portfolio securities to financial institutions (such as banks and brokers) that Bank of America considers to be of good standing. If the financial institution should become bankrupt, however, the particular Fund could experience delays in recovering its securities. A securities loan will only be made when, in the judgment of Bank of America, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made by the particular Fund if, as a result, the value of securities loaned by the Flexible Income Fund, the U.S. Government Securities Fund or the Intermediate Bond Master Portfolio exceeds 33 1/3% of their respective total assets. Securities loans will be fully collateralized.

ILLIQUID SECURITIES. The Funds will not invest more than 15% of the value of their respective net assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Funds will take steps to reduce the aggregate amount of illiquid securities as soon as is reasonably practicable. The Flexible Income Fund intends that investments in securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Trustees of that Fund or Bank of America has informed the Company that it (pursuant to guidelines adopted by the Board), will not be subject to the Flexible Income Fund's 15% limitation on illiquid securities. This investment practice could have the effect of increasing the level of illiquidity in the Flexible Income Fund during any period that institutional buyers under Rule 144A became uninterested in purchasing these restricted securities.

PORTFOLIO TRANSACTIONS. Investment decisions for the Funds are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Funds' distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to a Fund are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. The Funds' investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by the Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). The Intermediate Bond Master Portfolio's annual portfolio turnover is not expected to exceed 300%, although the Funds' annual portfolio turnover rates will not be a limiting factor in making investment decisions. See "Financial Highlights" for a Fund's portfolio turnover rate for the period ended February 28, 1998.

MASTER FEEDER STRUCTURE. The Intermediate Bond Fund is an open-end investment portfolio that seeks to achieve its investment objective by investing all of its investable assets in the Intermediate Bond Master Portfolio which has the same investment objective. The Intermediate Bond Fund may withdraw its investment in the Intermediate Bond Master Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so. Upon such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Intermediate Bond Master Portfolio. See "Expense Summary," "Fund Investments" and "Fund Management" for a description of this investment objective and the investment policies, restrictions, management and expenses of the Intermediate Bond Fund and the Intermediate Bond Master Portfolio.

The Intermediate Bond Master Portfolio is a separate series of Master Investment Trust, Series I (the "Master Trust"), which is organized as a business trust under the laws of Delaware. The Intermediate Bond Fund and other entities that may invest in the Intermediate Bond Master Portfolio from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of the Intermediate Bond Master Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Intermediate Bond Master Portfolio. As with any mutual fund, other investors in the Intermediate Bond Master Portfolio could control the results of voting at the Intermediate Bond Master Portfolio level in certain instances (e.g. a change in fundamental policies by the Intermediate Bond Master Portfolio which was not approved by the Fund's shareholders). This could result in the Intermediate Bond Fund's withdrawal of the Fund. Further, the withdrawal of other entities that may from time to time invest in the Intermediate Bond Master Portfolio could have an adverse effect on the performance of the Intermediate Bond Master Portfolio and the Fund, such as decreased economies of scale, and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in the Intermediate Bond Master Portfolio will cause the

Intermediate Bond Master Portfolio to terminate automatically in 120 days unless a Fund and any other investors in the Intermediate Bond Master Portfolio unanimously agree to continue the business of the Intermediate Bond Master Portfolio. If unanimous agreement is not reached to continue the Intermediate Bond Master Portfolio, the Board of Directors of the Company would need to consider alternative arrangements for the Fund, such as those described above. When the Fund is required to vote as a shareholder of the Intermediate Bond Master Portfolio, current regulations provide that in those circumstances the Fund may either seek instructions from its security holders with regard to voting such proxies and vote such proxies in accordance with such instructions or the Fund may vote its shares in the Intermediate Bond Master Portfolio in the same proportion of all other security holders in the Intermediate Bond Master Portfolio. The policy of the Fund, and other similar investment companies to invest their investable assets in trusts such as the Intermediate Bond Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

There may also be other investment companies through which you can invest in the Intermediate Bond Master Portfolio which may have higher or lower fees and expense than those of its corresponding Fund and which may therefore have different performance results than that Fund. Information concerning whether an investment in the Intermediate Bond Master Portfolio may be available through another entity investing in the Intermediate Bond Master Portfolio may be obtained by call 800-346-2087.

CALIFORNIA MUNICIPAL BOND FUND CONSIDERATIONS. The California Municipal Bond Fund's concentration in California Municipal Securities raises additional considerations. Payment of the interest and principal of these obligations depends on the continuing ability of their issuers to meet their obligations thereunder. Investors should consider the greater risk inherent in the California Municipal Bond Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio, and should compare the yield available on a portfolio of California issues with the yield of a more diversified portfolio including non-California issues before making an investment decision.

Many of the California Municipal Bond Fund's Municipal Securities are likely to be obligations of California governmental issuers that rely to one extent or another on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiatives approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations is difficult to determine. There have, however, been certain adverse developments with respect to Municipal Securities of California governmental issuers over the past several years.

Although economic factors such as the reduction in defense spending and a decline in tourism had an adverse impact on the economy in California in the early 1990's, California's economy has recently outperformed that of the nation, with employment growth, unemployment decline and increases in personal income as well as an anticipated budget surplus for the state in fiscal year 1997-1998. With approximately half of California's exports being sold in Asia, financial problems in the region have had a slight dampening effect on the California economy. However, strong export growth to Mexico has offset some of the weakness in Asia.

A more detailed description of the special factors affecting investments in California Municipal Securities is set forth in the Statement of Additional Information.

                               SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUNDS' SHARES AND REGARDING THE FUNDS' DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUNDS?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at any time in the sole discretion of the Company.

                                                              INVESTMENT MINIMUMS
                                                        FOR SPECIFIC TYPES OF ACCOUNTS
                                                        -------------------------------
                                                           INITIAL         SUBSEQUENT
                                                         INVESTMENT        INVESTMENT
                                                        -------------    --------------
Regular Account.......................................     $  500*           $50
Automatic Investment Plan.............................     $   50            $50
IRAs, SEP-IRAs (one participant)......................     $  500         No minimum
Spousal IRAs**........................................     $  250         No minimum
SEP-IRAs (more than one participant)..................     $2,500         No minimum

---------------

 * The minimum investment is $100 for purchases made through Bank of America or its affiliates' trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.

   The minimum investment is $200 for BankAmericard holders with an appropriate award certificate.

** A regular IRA must be opened in conjunction with this account.

WHAT ALTERNATIVE SALES ARRANGEMENTS ARE AVAILABLE?

The Funds generally issue up to three classes of shares. Except for A Shares of the Short-Term Government Fund, which are sold without a sales load, A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available. B Shares are sold to investors in the California Municipal Bond Fund choosing the contingent deferred sales charge alternative. K Shares, which are not available to investors in the Short-Term Government Fund, are neither subject to a front-end sales charge nor a contingent deferred sales charge. K Shares, however, are sold only to: (a) businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Provident Distributors, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open on the Company's books (d) accounts under Section 403(b)(7) of the Code; (e) deferred compensation plans under Section 457 of the Code; and (f) certain other retirement plans. The three classes of shares in each Fund represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except as discussed below.

A Shares (other than the Short-Term Government Fund, which is sold without a sales load), are sold with a front-end sales charge, bear the expenses of a Shareholder Services Plan and have exclusive voting rights with respect to that Plan. B Shares of the California Municipal Bond Fund bear the expenses of a Distribution and Services Plan and have exclusive voting rights with respect to the Distribution and Services Plan. B Shares of such Fund also bear the expenses of the contingent deferred sales charge arrangements and any expenses resulting from such arrangements. K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan and have exclusive voting rights with respect to such Plans. The three classes also have different exchange privileges, as described below. The net income attributable to A, B and K Shares and the dividends payable on A, B and K Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to A Shares, (b) Distribution and Services Plan fees attributable to B Shares, (c) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (d) the incremental expenses associated with such Plans. Lastly, B Shares of the California Municipal Bond Fund held for 9 years will automatically convert to A Shares of the Fund.

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon each class' net asset value per share plus a front-end sales load on A Shares (except the Short-Term Government Fund). Each class calculates its net asset value ("NAV") as follows:

              (Value of Assets Attributable to the Class)
               - (Liabilities Attributable to the Class)
NAV   =
          ---------------------------------------------------
               Number of Outstanding Shares of the Class

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

A Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund (or the Intermediate Bond Master Portfolio, as appropriate,) pursuant to procedures adopted by the Board of Directors (or the Intermediate Bond Master Portfolio's Board of Trustees). Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For price and yield information, call (800) 346-2087.

The per share net asset values of A, B and K Shares will diverge due to the different distribution and other expenses borne by the classes.

A SHARES SALES LOAD. The front-end sales load ("front-end sales load," "sales load," "front-end sales charge," or "sales charge") for the A Shares of the Funds (except the Short-Term Government Fund) begins at 5.50% and may decrease as the amount you invest increases, as shown in the following chart:

                                                                                 DEALER'S
                                                                                REALLOWANCE
                                                      AS A % OF    AS A % OF     AS A % OF
                     AMOUNT OF                        OFFERING     NET ASSET     OFFERING
                    TRANSACTION                         PRICE        VALUE        PRICE*
                    -----------                       ---------    ---------    -----------
Less than $50,000...................................    5.50%        5.82%         5.00%
$50,000 but less than $100,000......................    4.50%        4.71%         4.00%
$100,000 but less than $250,000.....................    3.50%        3.63%         3.00%
$250,000 but less than $500,000.....................    2.50%        2.56%         2.00%
$500,000 but less than $1,000,000...................    2.00%        2.04%         1.75%

---------------

 * Dealer's reallowance may be changed periodically.

** There is no initial sales charge on purchases of Class A shares of $1 million or more. However, unless you participated in the Bank of America Daily Advantage(R) or Advantage Plus(TM) programs, a contingent deferred sales charge of 1% will be imposed on redemptions made within 18 months after purchase. Dealers of record will be paid commissions on purchases above $1 million in an amount equal to (i) 1.00% on sales up to $5 million (ii) 0.50% on the next $45 million; and (iii) 0.25% on sales over $50 million.

From time to time, the Funds' distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Funds.

To the extent that no other A Share no-load exemption is available, the foregoing schedule of sales loads does not apply to purchases of A Shares of $1,000,000 or more or to purchases of A Shares if the aggregate value of the A Shares that you beneficially own in any Pacific Horizon Fund or Time Horizon Fund equals or exceeds $1,000,000.

B SHARES CONTINGENT DEFERRED SALES CHARGE. B Shares of the California Municipal Bond Fund may be purchased at net asset value per share without the imposition of a sales charge at the time of purchase. Bank of America advances from its own funds compensation to certain broker-dealers that have entered into a selling agreement on behalf of the Funds at the time the shares are purchased. The proceeds of the contingent deferred sales charges and the ongoing distribution and services plan fees described below are used to reimburse Bank of America for its expenses, including the compensation of broker-dealers.

B Shares that are redeemed within 5 years of purchase are subject to the contingent deferred sales charge at the rates set forth below, charged as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price or shares acquired by reinvestment of distributions. B Shares will convert to A Shares at the end of the month in which the ninth anniversary of the date of purchase occurs unless the B Shares have been exchanged for Y Shares of the Pacific Horizon Prime Fund.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                    NUMBER OF YEARS                         (AS A PERCENTAGE OF DOLLAR
                ELAPSED SINCE PURCHASE*                    AMOUNT SUBJECT TO THE CHARGE)
                -----------------------                    -----------------------------
First..................................................                4.00%
Second.................................................                3.00%
Third..................................................                3.00%
Fourth.................................................                2.00%
Fifth..................................................                1.00%
After five years.......................................                0.00%

---------------

* The time period during which Y Shares of the Pacific Horizon Prime Fund acquired through an exchange are held is not included when the amount of the contingent deferred sales charge is calculated.

In determining whether a contingent deferred sales charge is applicable to a redemption of B Shares, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing B Shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of your holdings of B Shares above the total amount of payments for the purchase of B Shares during the preceding 5 years; then of amounts representing the cost of B Shares held beyond the applicable contingent deferred sales charge period; and finally, of amounts representing the number of the B Shares held for the longest period of time.

As an example, assume that you purchased 100 shares at $10 per share (at a cost of $1,000), that you have not exchanged for Y Shares of the Pacific Horizon Prime Fund, that in the third year after purchase the net asset value per share is $12, and that during the three-year period you had acquired 10 additional shares through dividend reinvestment. If at such time you make your first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.00% (the applicable rate in the third year after purchase).

WHEN NO FRONT-END SALES LOAD IS APPLIED.

- You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- any purchase by an investor who is a shareholder of SRF Shares of the Company's Intermediate Bond, Blue Chip or Asset Allocation Funds;

- any purchase of shares by a registered investment adviser purchasing shares for its own account or for an account for which it is authorized to make investment decisions;

- any purchase through FundAdvisor or FundManager from BA Investment Services, Inc. (However, existing clients who purchased the Funds load-waived through FundSelections(TM) will be able to make additional purchases without paying the front-end sales charge until June 30, 1998. Clients who have Automatic Investment Programs may continue to invest no-load after June 30, 1998.);

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of a Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- accounts open as of July 1, 1996, which were exempt from front-end sales loads at the time the accounts were opened and where those exemptions are no longer available for new account holders, so long as the accounts remain open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing shares of a Fund, including:

- members of the Company's Board of Directors and their spouses;

- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses, minor children and grandchildren, as well as members of the Board of Directors of Bank of America, or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Funds' distributor pertaining to the sale of shares of a Fund (and their spouses and minor children) to the extent permitted by such organizations;

- holders of the BankAmericard with an appropriate award certificate;

- former members of the Company's Board of Directors with the designation of director emeritus and their spouses; and

- Lucky Store Cardholders during periodic promotions under the Periodic No-Load to Lucky Store Cardholders Program (the "Program") (initial purchase only; a front-end sales load will apply to any other purchases unless another exemption is available). (Promotional material will delineate the beginning and ending date during which A shares of the Funds may be purchased without a front-end sales load pursuant to the Program.)

- Investors who, as a result of Bank of America's retail merchandising campaign, requested Fund information on or before June 15, 1998 and subsequently purchase Fund shares.

- Investors who during periodic retail merchandising campaigns of Bank of America request information and subsequently purchase shares. (Promotional material will delineate the beginning and ending date during which information must be requested and Fund shares purchased.)

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The CDSC will be waived on redemptions of B shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions; (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to the Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the B shares held in the account is less than the minimum account size, (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the B Shares in the account, and (vi) in connection with the combination of the Funds with any other registered investment company by a merger, acquisition of assets or by any other transaction. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.

RIGHTS OF ACCUMULATION. When buying A Shares in Pacific Horizon Funds, your current aggregate investment determines the front-end sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon or Time Horizon Fund on which you paid a front-end sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load on A Shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Funds' distributor) must notify the Funds' transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

EXAMPLE: Suppose you beneficially own A Shares carrying a sales load of the Funds, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Aggressive Growth Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional A Shares of a Fund carrying a sales load with a current value of $10,000, the sales load applicable to the subsequent purchase would be reduced to 3.50% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge on A Shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $50,000 or more in shares of any Pacific Horizon or Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. A Shares carrying a sales load purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-346-2087. Please read it carefully, as you will be bound by its terms.

HOW DO I DECIDE WHETHER TO BUY A, B OR K SHARES?

The alternative sales arrangements of the Funds permit investors to choose the method of purchasing shares that is most beneficial to them. B Shares are available only for the California Municipal Bond Fund. K Shares are available for each Fund described herein except for the Short-Term Government Fund.

In deciding whether to purchase A, B or K shares, you should consider all relevant factors, including the dollar amount of your purchase, the length of time you expect to hold the shares, the amount of any applicable front-end sales charge or contingent deferred sales charge, the amount of any applicable distribution, administrative or service fee that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction in the case of A shares, whether to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge in the case of B Shares, whether you are eligible to purchase K shares, and the relative level of services that are provided to different classes.

When you purchase A shares, you will normally pay a front-end sales charge (except for the Short-Term Government Fund). As a result, you will have less money invested initially and you will own fewer A shares than you would in the absence of a front-end sales charge. A Shares also bear the expense of a shareholder service plan. As an illustration, investors who qualify for a significantly reduced sales load, as described above, might elect the front-end sales charge alternative (A Shares) because similar sales charge reductions are not available for purchases under the contingent deferred sales charge alternative (B Shares). Moreover, A Shares would not be subject to ongoing distribution and services plan fees, as described below. However, because front-end sales charges are deducted at the time of purchase, such investors who pay a front-end sales charge would not have all their funds invested initially. The Company will not accept any order for B Shares from an investor who is eligible to purchase A Shares without a sales load or from an investor eligible to purchase K Shares.

Investors not qualifying for a reduced front-end sales charge who expect to maintain their investment in a Fund for an extended period of time might also elect the front-end sales charge alternative because over time the accumulated continuing Distribution and Services Plan fees related to B Shares may exceed the front-end sales charge and ongoing Shareholder Services Plan fees related to A Shares. However, such investors must weigh this consideration against the fact that not all their funds will be invested initially. Furthermore, the ongoing distribution and services plan fees may be offset to the extent any return is realized on the additional funds initially invested under the contingent deferred sales charge alternative.

Certain investors might determine it to be more advantageous to have all their funds invested initially in B Shares, although subject to continuing distribution (until conversion to A shares) and services plan fees and to a contingent deferred sales charge for a 5-year period of time. Alternatively, when you purchase K shares, you will not pay a front-end sales charge and all of your monies will be fully invested at the time of purchase. However, K shares are subject to annual distribution and/or administrative and shareholder service fees. K Shares are only available to certain types of investors, and are not available to investors in the Short-Term Government Fund. See "What Alternative Sales Arrangements are Available?" Investors not qualifying for a reduced front-end sales charge who expect to maintain their investment in the Fund for an extended period of time might also elect the front-end sales charge alternative because over time the accumulated continuing Distribution and Services Plan fees related to B Shares may exceed the front-end sales charge and ongoing Shareholder Services Plan fees related to A Shares. However, such investors must weigh this consideration against the fact that not all their funds will be invested initially. Furthermore, the ongoing distribution and services plan fees may be offset to the extent any return is realized on the additional funds initially invested under the contingent deferred sales charge alternative.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Funds.

                                 TO BUY SHARES

            THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY
                           THE FUNDS' TRANSFER AGENT)

                                                  OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
                                         Contact them directly for              Contact them directly for
                                         instructions.                          instructions.
  THROUGH THE DISTRIBUTOR (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
  BY MAIL:                               Complete an Account Application and    Mail all subsequent investments to:
                                         mail it with a check (payable to the   Pacific Horizon Funds, Inc.
                                         appropriate Fund) to the address on    P.O. Box 8984
                                         the Account Application. The Company   Wilmington, DE 19899-8984
                                         will not accept third party checks
                                         for investment
  IN PERSON
  Pacific Horizon                        Deliver an Account Application and     Deliver your payment directly to the
  Funds, Inc.                            your payment directly to the address   address on the left.
  c/o PFPC, Inc.                         on the left.
  400 Bellevue Parkway,
  Suite 108
  Wilmington, DE 19809

  BY WIRE                                Initial purchases of shares into a     Contact the Fund's transfer agent at
                                         new account may not be made by wire    800-346-2087 for complete wiring
                                                                                instructions.
                                                                                Instruct your bank to transmit
                                                                                immediately available funds for
                                                                                purchase of shares of a particular
                                                                                Fund in your name.
                                                                                Be sure to include your name and your
                                                                                Fund account number.
                                         Consult your bank for information on remitting funds by wire and any associated bank charges.

                                                  OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
  BY TELETRADE                           TeleTrade Privileges may not be used   Purchases may be made in the minimum
  (a service permitting transfers of     to make an initial purchase.           amount of $500 and the maximum amount
  money from your checking, savings or                                          of $50,000 per transaction as soon as
  bank money market account)                                                    appropriate information regarding
                                                                                your bank account has been
                                                                                established on your Fund account.
                                                                                This information may be provided on
                                                                                the Account Application or in a
                                                                                signature guaranteed letter of
                                                                                instruction to the Transfer Agent.
                                                                                Signature guarantees are discussed
                                                                                under "How to Sell Shares."
                                                                                Call 800-346-2087 to make your
                                                                                purchase.

You should refer to the "Shareholder Services" section for additional important information about the TeleTrade Privilege.

   YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS AND
                   EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.

      PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE
                                  INFORMATION.

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the particular Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Funds' Transfer Agent.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Funds are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of the Transfer Agent's business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Funds' agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

You must specify at the time of investment whether you are purchasing A, B or K Shares. Certificates for shares are no longer issued. Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account. If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Company will not accept third party checks for investment. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by a Fund. If you purchase or redeem shares directly from a Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

                                 TO SELL SHARES

            THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE
             ORGANIZATION (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED
                             BY THE TRANSFER AGENT)

                    Contact them directly for instructions.

                            THROUGH THE DISTRIBUTOR
          (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)

BY MAIL                                           Send a signed, written request (each owner,
Pacific Horizon Funds, Inc.                       including each joint owner, must sign) to the
[Name of Fund]                                    Transfer Agent.
P.O. Box 8968
Wilmington, DE 19899-8968                         If you hold stock certificates for the shares
                                                  being redeemed, make sure to endorse them for
                                                  transfer, have your signature on them
                                                  guaranteed by your bank or another guarantor
                                                  institution (as described in the section
                                                  entitled "What Kind Of Paperwork Is Involved
                                                  In Selling Shares?") and include them with
                                                  your request.

IN PERSON                                         Deliver your signed, written request (each
Pacific Horizon Funds, Inc.                       owner, including each joint owner, must sign)
c/o PFPC, Inc.                                    and any certificates (endorsed for transfer
400 Belleview Parkway, Suite 108                  and signature guaranteed as described in the
Wilmington, DE 19809                              section entitled "What Kind Of Paperwork Is
                                                  Involved In Selling Shares?") to the address
                                                  on the left.

BY WIRE                                           As soon as appropriate information regarding
                                                  your bank account has been established on your
                                                  Fund account, you may write, telephone or
                                                  telegraph redemption requests to the Transfer
                                                  Agent, and redemption proceeds will be wired
                                                  in federal funds to the commercial bank you
                                                  have specified. Information regarding your
                                                  bank account may be provided on the Account
                                                  Application or in a signature guaranteed
                                                  letter of instruction to the Transfer Agent.
                                                  Signature guarantee requirements are discussed
                                                  in the section entitled "What Kind Of
                                                  Paperwork Is Involved In Selling Shares?"
                                                  Redemption proceeds will normally be wired the
                                                  business day after your request and any other
                                                  necessary documents have been received by the
                                                  Transfer Agent.

                                                  Wire Privileges apply automatically unless you
                                                  indicate on the Account Application or in a
                                                  subsequent written notice to the Transfer
                                                  Agent that you do not wish to have them.
                                                  Requests must be for at least $1,000 and may
                                                  be subject to limits on frequency and amount.
                                                  Wire Privileges may be modified or suspended
                                                  at any time, and are not available for shares
                                                  issued in certificate form.
                                                  Contact your bank for information on any
                                                  charges imposed by the bank in connection with
                                                  receipt of redemptions by wire.

BY CHECK                                          You may write Redemption Checks ("Checks")
                                                  payable to any payee from your Fund account in
                                                  the amount of $500 or more. The Transfer Agent
                                                  (as your agent) will redeem the necessary
                                                  number of shares to cover the Check when it is
                                                  presented for payment.
                                                  You will continue earning dividends on shares
                                                  redeemed in this manner until the Check
                                                  actually clears the Transfer Agent.
                                                  You may request this Privilege on an Account
                                                  Application that has been signed by the
                                                  registered owner(s) and a set of Checks will
                                                  then be sent to the registered owner(s) at the
                                                  address of record.
                                                  There is no charge for the use of Checks,
                                                  although the Transfer Agent will charge for
                                                  any "stop payment" requests made by you, or if
                                                  a Check cannot be honored due to insufficient
                                                  funds or for other valid reasons.
                                                  Shares issued in certificate form may not be
                                                  redeemed by Check.

BY TELETRADE                                      You may redeem Fund shares (minimum of $500
(a service permitting transfers of money to       and maximum of $50,000 per transaction) by
your checking, savings or bank money market       telephone after appropriate information
account)                                          regarding your bank account has been
                                                  established on your Fund account. This
                                                  information may be provided on the Account
                                                  Application or in a signature guaranteed
                                                  letter of instruction to the Transfer Agent.
                                                  Signature guarantee requirements are discussed
                                                  in the section entitled "What Kind of
                                                  Paperwork Is Involved in Selling Shares?"

                                                  Redemption orders may be placed by calling
                                                  800-346-2087.
                                                  TeleTrade Privileges apply automatically
                                                  unless you indicate on the Account Application
                                                  or in a subsequent written notice to the
                                                  Transfer Agent that you do not wish to have
                                                  them.
                                                  You should refer to the "Shareholder Services"
                                                  section for additional important information
                                                  about the TeleTrade Privilege.

OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent. Although the Funds impose no charge when A Shares are redeemed, if you purchase shares through Bank of America or a Service Organization they may charge a fee for providing certain services in connection with investments in Fund shares.

When you redeem your B Shares within 5 years of purchase (or longer if your shares have been exchanged for Y Shares of the Pacific Horizon Prime Fund) you may be subject to a contingent deferred sales charge as described above.

The Funds impose no charge when K Shares are redeemed.

The Company reserves the right to redeem accounts (other than 401(k), IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance. The contingent deferred sales charge will not be imposed upon such involuntary redemptions.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming A, B or K Shares. If you own either A and K as well as B Shares of the Fund, A or K Shares will be redeemed first unless you request otherwise. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where a Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in like shares of the same Fund, within 120 days of your redemption trade date without paying a sales load. Upon such reinvestment, your account will be re-credited any contingent deferred sales charge imposed on any redeemed B Shares or any Y Shares of the Pacific Horizon Prime Fund. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 120 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

                       DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Intermediate Bond Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments in the Intermediate Bond Master Portfolio which are allocable to the Fund. Net realized gains (after reduction for capital loss carryforwards, if any) from the other Funds described in this Prospectus are distributed at least annually. Dividends from each Fund, except the Intermediate Bond Fund, are declared daily and paid within five business days after the end of each month. Dividends from the Intermediate Bond Fund's net investment income are declared monthly and paid within five days after the end of each month. Fund shares begin earning dividends the day after payment in federal funds is received for such shares through the business day such shares are redeemed.

You will automatically receive dividends and capital gain distributions in additional shares of the same class of shares of the Fund for which the dividend was declared without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From A Fund Be Invested In Other Funds?" If you elect to receive distributions in cash, and if your checks
(1) are returned and marked as

"undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, PFPC, Inc., at P.O. Box 8968, Wilmington, Delaware 19899-8968. The election or revocation will become effective with respect to dividends paid after it is received and processed by the Transfer Agent.

                              SHAREHOLDER SERVICES

  PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR
                          INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUNDS IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

The contingent deferred sales charge with respect to B Shares will not be charged on redemptions in connection with minimum required distributions from an IRA due to a shareholder having reached age 70 1/2. For details, contact the Fund at 800-346-2087. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult their tax advisers.

Additionally, K Shares are available to businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America, accounts under Section 403(b)(7) of the Code, deferred compensation plans under
Section 457 of the Code, to Qualified IRA Rollovers and certain other retirement plans.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for: like shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. Specifically, A Shares may be exchanged for other A Shares, B Shares may be exchanged for other B Shares, and K Shares may be exchanged for other K Shares. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING A SHARES PURCHASED WITH A SALES LOAD FOR A SHARES OF ANOTHER LOAD FUND OF THE COMPANY OR TIME HORIZON FUNDS. B Shares may be exchanged for other B Shares or for Y Shares of the Pacific Horizon Prime Fund without the payment of any contingent deferred sales charge at the time the exchange is made. In addition, Y Shares of the Pacific Horizon

Prime Fund that were acquired through an exchange of B Shares may be exchanged for B Shares without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable upon redemption of B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through the exchange unless the shares acquired through the exchange are Y Shares of the Pacific Horizon Prime Fund. The time period during which Y Shares of the Pacific Horizon Prime Fund acquired through an exchange are held is not included when the amount of the contingent deferred sales charge is calculated.

An investment in a Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Funds' distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below entitled "What Is Teletrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How To Sell Shares."

An exchange is considered a sale of shares of a Fund and the purchase of shares of another Fund and may result in a capital gain or loss for federal income tax purposes.

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Funds' distributor.

The Funds reserve the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, savings or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, savings or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Funds may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of each Fund's sales load.

Use of this Plan may also be disadvantageous for B Shares due to a potential need to pay a contingent deferred sales charge.

CAN MY DIVIDENDS FROM A FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, a Fund may terminate your participation after 30 days' notice.

                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company and about the

Trustees and Officers of the Master Trust is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS
                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

On April 13, 1998, BankAmerica Corporation ("BankAmerica") and NationsBank Corporation ("NationsBank") announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by October 1 1998, however it is subject to a number of approvals including shareholder and regulatory approvals.

In separate advisory agreements with the Master Trust and Company (collectively, the "Advisory Agreements"), Bank of America has agreed to manage the Funds' investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Fund's securities. The Advisory Agreements also provide that Bank of America may: 1) in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America and 2) employ a sub-adviser provided that Bank of America remains fully responsible the Company and Master Trust for the acts and omissions of the sub-adviser.

Since March 1996, portfolio management services for the Flexible Income, U.S. Government Securities and Short-Term Government Funds and the Intermediate Bond Master Portfolio have been conducted by an investment management team headed by Kirk Hartman. Mr. Hartman is Chief Investment Officer and Head of Fixed Income at Bank of America. Mr. Hartman joined Bank of America in 1995. From 1987 to 1995, Mr. Hartman served as Managing Director and Chief Operations Officer at Lehman Brothers.

Stephen P. Scharre is the person primarily responsible for the day-to-day investment management of the National Municipal Bond Fund and the California Municipal Bond Fund. Mr. Scharre has been associated with Bank of America (and Security Pacific National Bank before its merger with Bank of America) since 1984. Mr. Scharre is a Chartered Financial Analyst and member of the Los Angeles Society of Financial Analysts. Mr. Scharre manages tax-exempt and tax-advantaged portfolios, including common trust funds and several large institutional and high net worth accounts.

For the services provided and expenses assumed under the Advisory Agreements, Bank of America is entitled to receive a fee at the effective annual rate of 0.45%, 0.30%, 0.35%, 0.25%, 0.35% and 0.30% of the Flexible Income Fund's,
Intermediate Bond Master Portfolio's, U.S. Government Securities Fund's, Short-Term Government Fund's, National Municipal Bond Fund's and California Municipal Bond Fund's respective average daily net assets. These amounts may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers.") For the year ended February 28, 1998, the Intermediate Bond Master Portfolio paid Bank of America advisory fees at an effective annual rate of 0.16% and Bank of America waived a portion of its fee with respect to the Intermediate Bond Master Portfolio at the effective annual rate of 0.19% of its average daily net assets. Bank of America waived its entire advisory fee with respect to the Flexible Income Fund, Short-Term Government Fund and the National Municipal Bond Fund for the year ended February 28, 1998. For the year ended February 28, 1998, the U.S. Government Securities Fund and California Municipal Bond Fund paid Bank of America advisory fees at effective annual rates of 0.06% and 0.29%, respectively, of such Fund's average daily net assets, and Bank of America waived a portion of its fee with respect to such Funds at effective annual rates of 0.29% and 0.09%, respectively, of its average daily net assets. For the same period, Bank of America reimbursed a portion of the Short-Term Government Fund's operating expenses.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, Distribution Plan, and Administrative and Shareholder Services Plan as described under "Plan Payments," and may receive fees charged directly to their accounts in connection with investments in shares of the Funds.

                                 ADMINISTRATOR

Bank of America serves as Administrator of the Funds. Bank of America's principal office is located at 555 California Street, San Francisco, California 94104. For the period from March 1, 1997 through September 15, 1997, the BISYS Group, Inc., through its wholly-owned subsidiary BISYS Fund Services L.P. (collectively, "BISYS"), served as administrator to the Funds and the Intermediate Bond Master Portfolio. For the period September 15, 1997 through February 28, 1998, Bank of America served as the Funds' administrator. PFPC International, Ltd, an indirect wholly-owned subsidiary of PNC Bank, serves as administrator and accounting services agent to the Intermediate Bond Master Portfolio.

Under its administration agreement with the Company, Bank of America has agreed to: pay the costs of maintaining the offices of the Company; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Funds and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of each Fund's shares for sale under state securities laws; maintain books and records of the Funds; calculate the net asset value of the Funds; calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the operations of the Funds.

For its services as administrator, Bank of America is entitled to receive an administration fee from the Flexible Income Fund, U.S. Government Securities Fund, Short-Term Government Fund, National Municipal Bond Fund and California Municipal Bond Fund at the annual rate of 0.20% of such Funds' respective average daily net assets and 0.15% of the Intermediate Bond Master Portfolio's average daily net assets. PFPC International, Ltd. is entitled to receive an administration fee from the Intermediate Bond Master Portfolio's net assets computed daily and payable monthly at an annual rate of .05% of the Intermediate Bond Master Portfolio's average daily net assets. These amounts may be reduced pursuant to undertakings by Bank of America (or, in the case of the Intermediate Bond Master Portfolio, by PFPC International, Ltd.). (See the information below under "Fee Waivers.") During the period March 1, 1997 through September 15, 1997, the U.S. Government Securities, Intermediate Bond and California Municipal Bond Funds paid BISYS administration fees at the effective annual rates of 0.02%, 0.02%, and 0.16%, and BISYS waived a portion of its fees at the effective annual rates of 0.08%, 0.10% and 0.05% of such Funds' respective average daily net assets. During the period September 15, 1997 through February 28, 1998, the U.S. Government Securities, Intermediate Bond and California Municipal Bond Funds paid Bank of America administration fees at the effective annual rates of 0.03%, 0.14%, and 0.11% of such Funds' respective average daily net assets, and Bank of America waived a portion of its fees at the effective annual rates of 0.07%, 0.01% and 0.02% of such Funds' average daily net assets.

During the period March 1, 1997 through September 15, 1997, the Intermediate Bond Master Portfolio paid BISYS administration fees at an effective annual rate of 0.02%, and BISYS waived a portion of its fees at an effective annual rate of 0.01% of such Portfolio's average daily net assets. During the period September 15, 1997 through February 28, 1998 the Intermediate Bond Master Portfolio paid Bank of America administration fees at an effective annual rate of 0.02% of such Portfolio's average daily net assets, and Bank of America waived a portion of its fees at an effective annual rate of 0.10% of such Portfolio's average daily net assets. During the year ended February 28, 1998, BISYS and Bank of America waived all administration fees with respect to the Flexible Income, Short-Term Government and National Municipal Bond Funds.

Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, among other things, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for these services.

Pursuant to the authority granted in its administration agreements, Bank of America has entered into agreements with PFPC (with respect to the Flexible Income Fund, Intermediate Bond Master Portfolio and Short-Term Government Fund) and The Bank of New York ("BONY") (with respect to the U.S. Government Securities Fund, National Municipal Bond Fund and California Municipal Bond
Fund) under which PFPC (and an offshore affiliate of PFPC) and BONY provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services to the Funds and the Intermediate Bond Master Portfolio. The Funds and Intermediate Bond Master Portfolio bear all fees and expenses charged by PFPC or BONY.

                                  DISTRIBUTOR

Each Fund's shares are sold on a continuous basis by Provident Distributors, Inc. ("PDI" or the "Distributor"). The Distributor is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, National Association, 1600 Market Street, 28th Floor, Philadelphia, Pennsylvania, 19103 serves as the Custodian of the Flexible Income Fund, Intermediate Bond Master Portfolio and Short-Term Government Fund. The Bank of New York, 90 Washington Street, New York, New York 10286, serves as Custodian of the U.S. Government Securities Fund, National Municipal Bond Fund and California Municipal Bond Fund. PFPC is the transfer and dividend disbursing agent for each of the Funds and its address as transfer agent is P.O. Box 8968, Wilmington, Delaware 19899-8968.

FEE WAIVERS

Except as noted in this Prospectus and the Statement of Additional Information, the service contractors bear all expenses in connection with the performance of their services and the Funds and Intermediate Bond Master Portfolio bear the expenses incurred in their operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. Periodically, during the course of each Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain expenses of the Funds or the Intermediate Bond Master Portfolio as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.

                                TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUNDS.

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Consult your tax adviser with specific reference to your own tax situation.

The Funds' distributions will generally be taxable to shareholders as ordinary income and capital gains (which may be taxable at different rates depending on the length of time each Fund held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares.

You should note that if you purchase shares just prior to a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

For more information regarding the taxation of the Funds, consult the Statement of Additional Information under the heading "Additional Information Concerning Taxes." You should also consult your tax adviser for information regarding the federal, state and local tax consequences with respect to your specific situation.

NATIONAL MUNICIPAL BOND FUND AND CALIFORNIA MUNICIPAL BOND FUND.

Dividends derived from interest on Municipal Securities ("exempt-interest dividends") typically will not be subject to regular federal income tax. To the extent, if any, that dividends paid to you are derived from taxable interest, futures transactions, gain attributable to market discount or the excess of net short-term capital gain over net long-term capital loss, such dividends will be subject to regular federal income tax and California state personal income tax, whether or not the dividends are reinvested. Any distributions you receive comprised of the excess of net long-term capital gain over net short-term capital loss ("capital gain dividend") will be taxable to you as a long-term capital gain regardless of how long you have held Fund shares. Such dividends are not eligible for the dividends received deduction allowed to corporations.

If, at the close of each quarter of its taxable year, at least 50% of the value of the California Municipal Bond Fund's total assets consists of California Exempt Securities, the California Municipal Bond Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. The dividends exempt from that tax will be those that come from interest attributable to California Municipal Securities and certain specified federal obligations. (Such exemption may not apply, however, to investors who are "substantial users" or "related persons" with respect to facilities financed by portfolio securities held by the California Municipal Bond Fund. Additional tax information regarding "substantial users" and "related persons" can be found in the Statement of Additional Information). If you are subject to California state franchise tax or California state corporate income tax, your dividends may still be taxed as ordinary or capital gain dividends, despite the personal income tax exemption.

Distributions of net investment income from the California Municipal Bond Fund may be subject to state or local taxes other than the California state personal income tax under state or local law, even though all or a part of those distributions may come from interest on tax-exempt obligations that, if you had received them directly, would be exempt from such taxes. Consult your tax adviser with special reference to your own tax situation.

The portion of dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by you as an item of tax preference for purposes of determining liability (if any) for the federal alternative minimum tax applicable to individuals and corporations. Corporate shareholders also must take exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

                             MEASURING PERFORMANCE

EACH FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN, YIELD AND, WITH RESPECT TO THE NATIONAL MUNICIPAL BOND AND CALIFORNIA MUNICIPAL BOND FUNDS, TAX-EQUIVALENT YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of a Fund over a specified 30-day period. Tax-equivalent yield demonstrates the level of taxable yield that would be necessary to produce an after-tax equivalent to a tax-free yield.

Periodically, a Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods), yield and tax-exempt yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares and include the maximum front-end sales charge for A Shares and the applicable contingent deferred sales charge for B Shares. Each Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

Each Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30 day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30 day or one month measuring period will be identified along with any yield quotation to which it relates.

The National Municipal Fund and California Municipal Fund each calculates its "tax equivalent yield" by increasing its yield (calculated as described above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. The tax-equivalent yield will always be higher than a Fund's yield.

An investor in the National Municipal Fund and California Municipal Fund may find it particularly useful to compare a Fund's tax-exempt yield and the equivalent yield from taxable investments. For an investor in a low tax bracket, it may not be beneficial to invest in a tax-exempt investment if a higher yield after taxes could be received from taxable investment.

THE FOLLOWING TABLE ILLUSTRATES FOR THE CALIFORNIA MUNICIPAL BOND FUND THE DIFFERENCES BETWEEN HYPOTHETICAL TAX-FREE YIELDS AND TAX-EQUIVALENT YIELDS FOR DIFFERENT TAX BRACKETS. YOU SHOULD BE AWARE, HOWEVER, THAT TAX BRACKETS CAN CHANGE OVER TIME AND THAT YOUR TAX ADVISER SHOULD BE CONSULTED FOR SPECIFIC YIELD CALCULATIONS. (THE FEDERAL TAX RATES USED BELOW ARE THOSE CURRENTLY AVAILABLE FOR 1998, WHILE THE CALIFORNIA TAX RATES USED BELOW ARE THOSE APPLICABLE FOR 1997.) THESE YIELDS ARE FOR ILLUSTRATIVE PURPOSES ONLY. THE FEDERAL TAX BRACKETS USED UNDER "COMBINED CALIFORNIA & FEDERAL TAX BRACKET" TAKE INTO EFFECT THE FULL DEDUCTION OF CALIFORNIA STATE TAXES FOR THE CALIFORNIA MUNICIPAL BOND FUND BUT DO NOT TAKE INTO ACCOUNT THE EFFECT OF REDUCING THE DEDUCTIBILITY OF ITEMIZED DEDUCTIONS FOR TAXPAYERS WITH ADJUSTED GROSS INCOME OVER $114,700 OR THE POSSIBLE EFFECT OF THE FEDERAL ALTERNATIVE MINIMUM TAX. ADDITIONALLY, EFFECTIVE TAX BRACKETS AND EQUIVALENT TAXABLE YIELDS MAY BE HIGHER THAN THOSE SHOWN.

MARRIED FILING JOINTLY

                                       COMBINED
                                      CALIFORNIA
                                          &
                                       FEDERAL                                TAX-FREE YIELD
                                         TAX        ------------------------------------------------------------------
               INCOME                  BRACKET      4.5%    5.0%    5.5%     6.0%     6.5%     7.0%     7.5%     8.0%
               ------                 ----------    ----    ----    -----    -----    -----    -----    -----    -----
                                                                  TAXABLE EQUIVALENT YIELD
$0-10,032...........................    15.85%      5.35%   5.94%    6.54%    7.13%    7.72%    8.32%    8.91%    9.51%
$10,033-23,776......................    16.70%      5.40%   6.00%    6.60%    7.20%    7.80%    8.40%    9.00%    9.60%
$23,777-37,522......................    18.40%      5.51%   6.13%    6.74%    7.35%    7.97%    8.58%    9.19%    9.80%
$37,522-42,350......................    20.10%      5.63%   6.26%    6.88%    7.51%    8.14%    8.76%    9.39%   10.01%
$42,351-52,090......................    32.32%      6.65%   7.39%    8.13%    8.87%    9.60%   10.34%   11.08%   11.82%
$52,091-65,832......................    33.76%      6.79%   7.55%    8.30%    9.06%    9.81%   10.57%   11.32%   12.08%
$65,833-102,300.....................    34.70%      6.89%   7.66%    8.42%    9.19%    9.95%   10.72%   11.49%   12.25%
$102,301-155,950....................    37.42%      7.19%   7.99%    8.79%    9.59%   10.39%   11.19%   11.98%   12.78%
$155,951-278,450....................    41.95%      7.75%   8.61%    9.47%   10.34%   11.20%   12.06%   12.92%   13.78%
$278,451-      .....................    45.22%      8.21%   9.13%   10.04%   10.95%   11.87%   12.78%   13.69%   14.60%

Each Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, a Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; IBC Financial Data, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. Each Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since a Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in a Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in a Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

                             DESCRIPTION OF SHARES

The Company is a Maryland Corporation that was organized on October 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of: 100 million shares of Class E Common Stock, 100 million shares of Class E -- Special Series 3 Common Stock and 100 million shares of Class E -- Special Series 5 Common Stock, representing interests in the U.S. Government Securities Fund; 100 million shares of Class M Common Stock, 100 million shares of Class M -- Special Series 3 Common Stock, 100 million shares of Class M -- Special Series 5 Common Stock, and 100 million shares of Class M -- Special Series 7 Common Stock, representing interests in the Intermediate Bond Fund; 100 million shares of Class W Common Stock, 100 million shares of Class W -- Special Series 3 Common Stock and 100 million shares of Class W -- Special Series 5 Common Stock, representing interests in the Flexible Income Fund; 100 million shares of Class U Common Stock, 100 million shares of Class U -- Special Series 3 Common Stock and 100 million shares of Class U -- Special Series 5 Common Stock, representing interests in the Short-Term Government Fund; 100 million shares of Class G Common Stock, 100 million shares of Class G-Special Series 3 Common Stock and 100 million shares of Class G -- Special Series 5 Common Stock, representing interests in the California Municipal Bond Fund, and 100 million shares of Class Q Common Stock, 100 million shares of Class Q -- Special Series 3 Common Stock and 100 million shares of Class Q -- Special Series 5 Common Stock, representing interests in the National Municipal Bond Fund; and additional classes of shares representing interests in other investment portfolios of the Company. Class E, M, W, U, G and Q Common Stock are the "A" Shares, Class E -- Special Series 3,
M -- Special Series 3, W -- Special Series 3, U -- Special Series 3,
G -- Special Series 3 and Q -- Special Series 3 Common Stock are the "B" Shares, Class E -- Special Series 5, M -- Special Series 5, W -- Special Series 5,
U -- Special Series 5, G -- Special Series 5 and Q -- Special Series 5 Common Stock are the "K" Shares and Class M -- Special Series 7 Common Stock are the "SRF" Shares. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class E Common Stock, Class E -- Special Series 3 Common Stock, Class E -- Special Series 5 Common Stock, Class M Common Stock, Class M -- Special Series 3

Common Stock, Class M -- Special Series 5 Common Stock, Class M -- Special Series 7 Common Stock, Class W Common Stock, Class W -- Special Series 3 Common Stock, Class W -- Special Series 5 Common Stock, Class U Common Stock, Class
U -- Special Series 3 Common Stock, Class U -- Special Series 5 Common Stock, Class G, Class G -- Special Series 3 Common Stock, Class G -- Special Series 5 Common Stock, Class Q Common Stock, Class Q -- Special Series 3 Common Stock and Class Q -- Special Series 5 Common Stock) into one or more series. This Prospectus relates primarily to the Funds' A, B and K Shares. B Shares currently are being offered only with respect to the California Municipal Bond Fund. As of September 15, 1997, K Shares of the National Municipal Bond and California Municipal Bond Funds have ceased operations. As of the date of this Prospectus, K Shares of the Short-Term Government Fund have not been offered to the Public. For more information about the Intermediate Bond Fund's SRF Shares or about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.

SRF Shares are offered for investment by eligible retirement accounts and are neither subject to a front-end sales charge nor a contingent deferred sales charge. SRF Shares will automatically convert to A Shares on June 23, 2000, the third anniversary of the reorganization date of the Seafirst Retirement Funds into the Company. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available, which is the case for eligible retirement accounts. A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. B Shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. See "Shareholder Guide -- What Alternative Sales Arrangements Are Available?" for a description of eligible purchasers of K Shares.

A Shares, B Shares, K Shares and SRF Shares each have certain purchase, redemption and exchange privileges. Additionally, A, B and K Shares have certain shareholder services, such as TeleTrade, an automatic investment program, an automatic withdrawal plan, a directed distribution plan and a direct deposit program.

The three classes of shares in the Intermediate Bond Fund and California Municipal Bond Fund, the two classes of shares in the Flexible Income, U.S. Government Securities and the National Municipal Bond Funds, and the one class of shares in the Short-Term Government Fund which are publicly offered represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except (a) SRF Shares and A Shares bear the expenses of their respective Shareholder Services Plans; (b) B Shares bear the expenses of a Distribution and Services Plan; and (c) K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan.

Except as noted below, shares representing interests in the Funds are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the particular Fund upon liquidation. The net income attributable to SRF, A, B and K Shares and the dividends payable on such Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to SRF Shares and A Shares, respectively, (b) Distribution and Services Plan fees attributable to B Shares,
(c) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, and (d) the incremental expenses associated with such Plans. SRF, A, B and K Shares may have different performance results due to sales charges and other expenses attributable to distribution, administrative service and/or shareholder servicing plans applicable with respect to a particular share class. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares, only holders of B Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution and Services Plan attributable to B Shares; only holders of K Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution Plan and Administrative and Shareholder Services Plan attributable to K Shares, and only holders of SRF Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to SRF Shares. The Funds do not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Funds will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

                                 PLAN PAYMENTS

THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICES PLAN (THE "PLAN") FOR A SHARES, A DISTRIBUTION AND SERVICES PLAN FOR B SHARES, AND A DISTRIBUTION PLAN AND AN ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN FOR K SHARES.

The Company has adopted a Shareholder Services Plan for A Shares, under which the A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The Company has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act, under which the B Shares of the California Municipal Bond Fund pay Bank of America for costs incurred in connection with distribution of the B Shares and for shareholder servicing fees to Service Organizations. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the K Shares of a Fund reimburse the Distributor for services rendered and costs incurred in connection with distribution of the K Shares. The Company has also adopted an Administrative and Shareholder Services Plan for K Shares, under which K Shares of a Fund reimburse the Distributor for administrative and shareholder servicing fees the Distributor pays to Service Organizations.

SHAREHOLDER SERVICES PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by a Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of such Fund's A Shares. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. For the fiscal year ended February 28, 1998 the Flexible Income Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Short-Term Government Fund, National Municipal Bond Fund and California Municipal Bond Fund made payments under the Plan at effective annual rates of 0.20%, 0.17%, 0.20%, 0.00%, 0.02% and 0.25% of the average daily net assets with respect to A Shares of such Funds, respectively. For the fiscal year ended February 28, 1998, PDI and the former Distributor waived effective annual rates of 0.05%, 0.08%, 0.05%, 0.25% and 0.02%, respectively, of the average daily net assets with respect to A Shares of the Flexible Income, Intermediate Bond, U.S. Government Securities, Short-Term Government and National Municipal Bond Funds.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by a Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DISTRIBUTION AND SERVICES PLAN, DISTRIBUTION PLAN AND ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN

Under the Distribution Plan, each Fund (with the exception of the Short-Term Government Fund, which does not offer K Shares,) pays Bank of America and the Distributor, respectively, for distribution expenses primarily intended to result in the sale of such Fund's K Shares. Under the Distribution and Services Plan, the California Municipal Bond Fund pays Bank of America for distribution expenses primarily intended to result in the sale of such Fund's B Shares and shareholder servicing expenses. Such distribution expenses include expenses incurred in connection with advertising and marketing each Fund's B and K Shares; payments to Service Organizations for assistance in connection with the distribution of B and K Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Funds (except those used for regulatory purposes, for solicitation or distribution to existing or potential A shareholders, or for distribution to existing B and K shareholders of the Funds) and in implementing and operating the Distribution and Services Plan and Distribution Plan.

Shareholder servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of K Shares, such as assisting clients in processing exchange and redemption requests and in changing dividend options and account descriptions and responding to client inquiries concerning their investments. Administrative servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with administrative services provided by the Distributor and payments to Service Organizations for the provision of administrative services to beneficial owners of K Shares such as establishing and maintaining accounts and records relating to their clients who invest in K Shares, providing information to the Funds necessary for accounting or sub-accounting, and providing statements periodically to clients showing their position in K Shares.

Under the Distribution and Services Plan and the Distribution Plan, payments by a Fund for distribution expenses may not exceed 0.75% (annualized), of the average daily net assets of such Fund's B and K Shares. Under the Distribution and Services Plan and the Administrative and Shareholder Services Plans, payments for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of such Fund's B and K Shares. Under the Administrative and Shareholder Services Plan, payments for administrative servicing expenses may not exceed 0.75% (annualized) of the average daily net assets of a Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of a Fund's K Shares. These amounts may be reduced pursuant to undertakings by the Distributor or Bank of America. Payments for distribution expenses under the Distribution and Services Plan and the Distribution Plan are subject to Rule 12b-1 under the 1940 Act.

For the fiscal year ended February 28, 1998, the Flexible Income, Intermediate Bond and U.S. Government Securities, Funds made payments under the Distribution and Administrative and Shareholder Services Plans at the effective annual rates of 0.75%, 0.66% and 0.67%, respectively, of the average daily net assets with respect to such Funds' K Shares, and PDI and the former Distributor waived fees under the Distribution, Administrative and Shareholder Services Plans at the effective annual rates of 0.25%, 0.09% and 0.33%, respectively, of the average daily net assets with respect to such Funds' K shares. During the fiscal year ended February 28, 1998, no B Shares were offered by the Company.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings: Aaa -- judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa -- judged to be of high quality by all standards; A -- deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa -- considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C -- protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA's description of its corporate bond ratings:
"AAA" -- considered to be investment grade and of the highest credit quality. Capacity to pay interest and repay principal is considered to be exceptionally strong; "AA" -- judged to be investment grade and of very high credit quality, although the capacity to pay interest and repay principal is not quite as strong as bonds rated "AAA"; "A" -- deemed investment grade and of high credit quality, although the capacity to pay interest and repay principal may be more susceptible to the adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is considered to be investment grade and is regarded as having satisfactory credit quality with an adequate capacity to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," " DDD," "DD," and "D" -- regarded as speculative investments.

The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Excerpts from Moody's description of its municipal debt ratings: Aaa -- judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edge"; Aa -- judged to be of high quality by all standards, A -- possess many favorable investment attributes and are considered as upper medium-grade obligations; Baa -- considered medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C -- protection of interest and principal payments is questionable (Ba indicates some speculative elements, B indicates a general lack of characteristics of desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default.

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from "AAA" issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default. The "D" rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The rating "r" may be attached to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The following summarizes the ratings used by D&P for municipal debt. Debt rated "AAA" is of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" possess below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Debt rated below "BBB" is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" represents defaulted obligations. To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the four highest ratings used by Fitch IBCA for municipal debt:

          "AAA" -- Debt considered to be investment grade and of then highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" -- Debt considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as debt rated "AAA." Because debt rated in the "AAA" and "AA" categories is not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" -- Debt considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

          "BBB" -- Debt considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on this debt, and therefore, impair timely payment. The likelihood that the ratings of this debt will fall below investment grade is higher than for debt with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -- Debt that possesses one of these ratings is considered by Fitch IBCA to be a speculative investment. The ratings "BB" to "C" represent Fitch IBCA's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for Debt issues not in default. For defaulted Debt, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term notes:
MIG-1/VMIG-

1 -- deemed to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG-2/VMIG-2 -- judged to be of high quality, with margins of protection ample although not so large as in the preceding group; MIG-3/VMIG-3 -- deemed to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established; MIG-4/VMIG-4 -- considered to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative. Loans bearing the designation "SG" are of speculative quality and lack margins of protection.

Standard & Poor's ratings for municipal notes are as follows: SP-1 -- very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are given a plus (+) designation; SP-2 -- satisfactory capacity to pay principal and interest; and SP-3 -- speculative capacity to pay principal and interest.

The three highest rating categories of D&P for short-term municipal debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. "D-1+" indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. "D-1" indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. "D-1-" indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. "D-2' indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. "D-3" indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. D&P may also rate short-term municipal debt as "D-4" or "D-5." "D-4" indicates speculative investment characteristics. "D-5" indicates that the issuer has failed to meet scheduled principal and/or interest payments.

The following summarizes the rating categories used by Fitch IBCA for short-term municipal obligations:

          "F-1+" securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          Issues assigned a "D" rating are in actual or imminent payment default.

          Fitch IBCA may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is not as high as for issues designated "A-1." Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The designation "F-1' indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment.

UNRATED SECURITIES

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

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

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

                          PACIFIC HORIZON FUNDS, INC.

                              FLEXIBLE INCOME FUND

                             INTERMEDIATE BOND FUND

                                U.S. GOVERNMENT
                                SECURITIES FUND

                           SHORT-TERM GOVERNMENT FUND

                          NATIONAL MUNICIPAL BOND FUND

                         CALIFORNIA MUNICIPAL BOND FUND

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for a Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a fuller technical and legal description of a Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                          PACIFIC HORIZON FUNDS, INC.
                                 P.O. Box 8968
                        Wilmington, Delaware 19899-8968

                                 1-800-346-2087

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The Funds' investment company registration number is 811-04293.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-346-2087
                               Monday thru Friday
                            8:00 am to 8:00 pm (EST)

PROSPECTUS
JULY 1, 1998

Investment Portfolios Offered by

Pacific Horizon Funds, Inc.

This prospectus provides vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:

- are not bank deposits

- are not federally insured

- are not endorsed by any bank or government agency

- are not obligations of, or guaranteed by Bank of America NT&SA or any of its affiliates

- are not guaranteed to achieve their goals

- involve investment risk, including possible loss of principal

More detailed information is available in a Statement of Additional Information dated July 1, 1998. You may obtain a free copy by calling 800-323-9919.

The Statement of Additional Information has been incorporated by reference into this prospectus (is legally a part of this prospectus) and has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet web site (http://www.sec.gov) to view the Statement of Additional Information, material incorporated by reference and other information.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INTERMEDIATE BOND FUND

- a diversified portfolio seeking interest income and capital appreciation

- primarily invests in investment grade, intermediate and longer term bonds

BLUE CHIP FUND

- a diversified portfolio seeking long-term capital appreciation

- primarily invests in blue chip stocks

ASSET ALLOCATION FUND

- a diversified portfolio seeking long-term growth from capital appreciation and dividend and interest income

- actively allocates investments among the three major asset categories: bonds, equity securities and cash equivalents

PHF-0008

                                    CONTENTS

                                          2   GOALS, STRATEGIES AND PORTFOLIO SECURITIES
                                          3   EXPENSE SUMMARY
                                          7   FINANCIAL HIGHLIGHTS
                                         14   FUND INVESTMENTS
                                         14     Investment Objectives and Policies
                                         18     Types of Investment Risk
                                         19     Other Investment Practices and Considerations
                                         23     Fundamental Limitations
                                         24   HOW TO INVEST IN SRF SHARES
                                         24     Eligibility for Admission
                                         24     Additional Contributions or Transfers into Eligible
                                                  Retirement Accounts
                                         25     Dividend and Distribution Policies
                                         25   REDEMPTION OF SRF SHARES
                                         26   EXCHANGE PRIVILEGES
                                         27   AUTOMATIC CONVERSION
                                         27   VALUATION OF SRF SHARES
                                         27   THE BUSINESS OF THE FUNDS
                                         27     Fund Management
                                         28     Service Providers
                                         30     Fee Waivers
                                         31   TAX INFORMATION
                                         31   MEASURING PERFORMANCE
                                         32   DESCRIPTION OF SHARES
                                         34   PLAN PAYMENTS
                                        A-1   APPENDIX A

       DISTRIBUTOR:                              INVESTMENT ADVISER:
       Provident Distributors, Inc.              Bank of America National Trust and Savings Association
       Four Falls Corporate Center               555 California Street
       6th Floor                                 San Francisco, CA 94104
       West Conshohocken, PA 19428

                   GOALS, STRATEGIES AND PORTFOLIO SECURITIES

The INTERMEDIATE BOND FUND seeks to provide investors with interest income and capital appreciation. To pursue this goal, the fund invests primarily in a diversified portfolio of investment grade intermediate and longer term bonds. Under normal circumstances, the Intermediate Bond Fund invests at least 65% of net assets in investment grade bonds. The Intermediate Bond Fund may invest up to 35% of its net assets in mortgage-backed securities. The fund also may invest, from time to time, in obligations issued by state and local government issuers (municipal securities).

The BLUE CHIP FUND seeks to provide investors with long-term capital appreciation. To pursue this goal, the Fund invests primarily in a diversified portfolio of blue chip stocks. Such securities are generally included in either the Dow Jones Industrial Average ("DJIA") or the Standard & Poor's 500 Index ("S&P 500"). Under normal circumstances, the Blue Chip Fund invests at least 65% of total assets in blue chip stocks. The Blue Chip Fund may invest up to 15% of its total assets in securities that are not included in DJIA or S&P 500.

The ASSET ALLOCATION FUND seeks to provide investors with long-term growth from capital appreciation and dividend and interest income. To pursue this goal, the Fund actively allocates its investments among the three major asset categories: bonds, equity securities and cash equivalents. Under normal circumstances, the equity portion of the Asset Allocation Fund will invest primarily in blue chip stocks and the fixed income portion will invest in investment grade bonds. Blue chip stocks are generally included in either the DJIA or S&P 500. The Asset Allocation may invest up to 25% of its total assets in securities issued by foreign issuers.

PORTFOLIO SECURITIES

Unlike most other investment companies which invest directly in portfolio securities, the Intermediate Bond and Blue Chip Funds seek to achieve their respective investment objectives by investing all their investable assets in funds of an open-end, management investment company (the "Intermediate Bond Master Portfolio" and the "Blue Chip Master Portfolio," respectively; collectively, the "Master Portfolios" and, together with the Asset Allocation Fund, the "Portfolios") having the same investment objective as that of each of the Intermediate Bond and Blue Chip Funds, respectively. The Intermediate Bond and Blue Chip Funds will purchase shares of the respective Master Portfolios at net asset value. The net asset values of the Intermediate Bond and Blue Chip Funds will respond to increases and decreases in the value of each respective Master Portfolio's securities. Investors should carefully consider this investment approach. See "Fund Investments--Investment Objectives and
Policies -- Special Considerations--Master-Feeder Structure" on page 16 for additional information regarding this structure.

RISK FACTORS

As with most funds that invest in stocks the value of your investment in the Asset Allocation and Blue Chip Funds will fluctuate in response to stock market movements. As with most funds that invest in fixed income securities or convertible securities, the value of your investment in the Asset Allocation and Intermediate Bond Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities.

PORTFOLIO MANAGEMENT

Bank of America National Trust and Savings Association ("Bank of America") serves as the Fund's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over

$77 billion under management, including over $22 billion in mutual funds. Portfolio management services for the Intermediate Bond Fund are conducted by an investment management team headed by Kirk Hartman, Chief Investment Officer and Head of Fixed Income at Bank of America. The investment management team of the Blue Chip Fund is headed by James Miller, Vice President and Chief Investment Officer of Bank of America's Quantitative Based Equity Management Team. Portfolio management services for the equity portion of the Asset Allocation Fund are conducted by an investment management team headed by James Miller and for the fixed income portion are conducted by Kirk Hartman, Chief Investment Officer and Head of Fixed Income at Bank of America.

                                EXPENSE SUMMARY

SRF Shares of the Funds are offered through this Prospectus. SRF Shares of a Fund will automatically convert to A Shares of the same Fund on June 23, 2000 -- the third anniversary of the reorganization of the Seafirst Retirement Funds into Pacific Horizon Funds, Inc. (the "Reorganization Date"). Because of this conversion feature, certain information is provided in the Prospectus as to A Shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. SRF Shares are offered at net asset value without the payment of any sales charge (see page 27 of the Prospectus for an explanation of net asset value per share). SRF Shares of a Fund will automatically convert to A Shares of the same Fund on the third anniversary of the Reorganization Date. A Shares of the Funds are offered at net asset value plus a front-end sales charge and are subject to a shareholder servicing fee. However, the front-end sales charge is not applicable to A Shares purchased by Eligible Retirement Accounts (as defined below).

ANNUAL FUND OPERATING EXPENSES include payments by the Funds and payments by the respective Master Portfolios which are allocable to the Intermediate Bond Fund and Blue Chip Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses imposed by the Funds for SRF Shares and A Shares and the estimated operating expenses (including the operating expenses of the respective Master Portfolios which are allocable to the Intermediate Bond Fund and Blue Chip Fund) expected to be incurred by SRF Shares and A Shares of the Asset Allocation Fund and the actual expenses incurred by A Shares of the Intermediate Bond and Blue Chip Funds during the current fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

INTERMEDIATE BOND FUND                                        SRF SHARES    A SHARES
----------------------                                        ----------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................     None         5.50%(1)
Maximum Sales Load Imposed on Reinvested Dividends..........     None         None
Maximum Contingent Deferred Sales Load (as a percentage of
  offering price)...........................................     None         None
Redemption Fees.............................................     None         None
Exchange Fee................................................     None         None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (After Fee Waivers)(2)......................     0.23%        0.23%
Shareholder Services Fee
  (After Fee Waivers)(2)....................................     0.15%        0.17%
Other Expenses..............................................     0.57%        0.50%
                                                                 ----         ----
          Total Fund Operating Expenses
            (After Fee Waivers)(2)(3).......................     0.95%        0.90%
                                                                 ====         ====

---------------

(1) There will be no sales load imposed on conversion of SRF Shares to A Shares, and there is no sales load imposed on subsequent purchases of A Shares in an Eligible Retirement Account (as defined below).

(2) Absent fee waivers, Management Fees for each class of shares of the Fund would be 0.50% of the average daily net assets (annualized) and Total Operating Expenses for the Fund's SRF and A Shares would be 1.32% and 1.25%, respectively, of average net assets (annualized). Absent fee waivers, Shareholder Services Fees for SRF Shares and A Shares would be 0.25% and 0.25% (annualized), respectively, of average daily net assets.

(3) Bank of America and PFPC, Inc. ("PFPC") have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the expenses of the SRF Shares (including the pro rata share of the expenses incurred by the Intermediate Bond Master Portfolio in which the Intermediate Bond Fund invests) for the first two years and the third year after the Reorganization Date to .95% and 1.05%, respectively, of the average daily net assets of the Fund. This limitation on expenses of the SRF Shares will continue until such shares convert into A Shares. Expense ratios for A Shares of the Fund are market driven, and may be higher than those of SRF Shares.

EXAMPLE: Assume the Fund's annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                              AFTER     AFTER     AFTER     AFTER
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
SRF Shares..................................................   $10       $30(1)    N/A        N/A
A Shares(2).................................................   $64       $82      $102       $160

---------------

(1) SRF Shares will convert to A Shares on the third anniversary of the Reorganization Date.

(2) Assumes deduction at time of purchase of maximum applicable front-end sales charge which does not apply to Eligible Retirement Accounts. Such amounts would be $9, $29, $50 and $111 without deducting the front-end sales charge.

                       BLUE CHIP FUND                         SRF SHARES    A SHARES
                       --------------                         ----------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................     None         5.50%(1)
Maximum Sales Load Imposed on Reinvested Dividends..........     None         None
Maximum Contingent Deferred Sales Load (as a percentage of
  offering price)...........................................     None         None
Redemption Fees.............................................     None         None
Exchange Fee................................................     None         None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees.............................................     0.70%        0.70%
Shareholder Services Fees
  (After Fee Waivers)(2)....................................     0.04%        0.25%
Other Expenses (After fee waivers)(2).......................     0.21%        0.23%
                                                                 ----         ----
          Total Fund Operating Expenses(After Fee
            Waivers)(2)(3)..................................     0.95%        1.18%
                                                                 ====         ====

---------------

(1) There will be no sales load imposed on conversion of SRF Shares to A Shares and there is no sales load imposed on subsequent purchases of A Shares in an Eligible Retirement Account (as defined below).

(2) Absent fee waivers, Other Expenses for the Blue Chip Fund's SRF and A Shares would be 0.27% of average net assets (annualized), Total Operating Expenses for the Fund's SRF and A Shares would be 1.22% of their respective average net assets (annualized). Absent fee waivers, Shareholder Services Fees for SRF Shares would be 0.25% (annualized) of average daily net assets.

(3) Bank of America and PFPC have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the expenses of the SRF Shares (including the pro rata share of the expenses incurred by the Master Portfolio in which the Blue Chip Fund invests) for the first two years and the third year after the Reorganization Date to 0.95% and 1.05%, respectively, of the average daily net assets of the Fund. This limitation on expenses of the SRF Shares will continue until such shares convert into A Shares. Expense ratios for A Shares of the Fund are market driven, and may be higher than those of SRF Shares.

EXAMPLE: Assume the Fund's annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                              AFTER     AFTER     AFTER     AFTER
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
SRF Shares..................................................   $10       $30(1)    N/A        N/A
A Shares(2).................................................   $66       $90      $116       $190

---------------

(1) SRF Shares will convert to A Shares on the third anniversary of the Reorganization Date.

(2) Assumes deduction at time of purchase of maximum applicable front-end sales charge which does not apply to Eligible Retirement Accounts. Such amounts would be $12, $37, $65 and $143 without deducting the front-end sales charge.

                   ASSET ALLOCATION FUND                      SRF SHARES    A SHARES
                   ---------------------                      ----------    --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................     None         5.50%(1)
Maximum Sales Load Imposed on Reinvested Dividends..........     None         None
Maximum Contingent Deferred Sales Load
  (as a percentage of offering price).......................     None         None
Redemption Fees.............................................     None         None
Exchange Fee................................................     None         None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees.............................................     0.55%        0.55%
Shareholder Services Fee....................................     0.17%        0.25%
Other Expenses..............................................     0.23%        0.23%
                                                                 ----         ----
          Total Fund Operating Expenses(2)..................     0.95%        1.03%
                                                                 ====         ====

---------------

(1) There will be no sales load imposed on conversion of SRF Shares to A Shares and there is no sales load imposed on subsequent purchases of A Shares in an Eligible Retirement Account.

(2)Bank of America and PFPC have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the expenses of the SRF Shares for the first two years and the third year after the Reorganization Date to 0.95% and 1.05%, respectively, of the average daily net assets of the Fund. This limitation on expenses of the SRF Shares will continue until such shares convert into A Shares. Expense ratios for A Shares of the Fund are market driven, and may be higher than those of SRF Shares.

EXAMPLE: Assume the Fund's annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                              AFTER     AFTER     AFTER     AFTER
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
SRF Shares..................................................   $10       $30(1)    N/A        N/A
A Shares(2).................................................   $65       $86      $109       $174

---------------

(1) SRF Shares will convert to A Shares on the third anniversary of the Reorganization Date.

(2) Assumes deduction at time of purchase of maximum applicable front-end sales charge which does not apply to Eligible Retirement Accounts. Such amounts would be $11, $33, $57 and $126 without deducting the front-end sales charge.

Note: The preceding operating expenses and examples should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a shareholder of the Funds.

MANAGEMENT FEES CONSIST OF:

- an investment advisory fee payable at the annual rate of 0.45%, 0.50% and 0.40% of the Intermediate Bond Master Portfolio's, Blue Chip Master Portfolio's and Asset Allocation Fund's respective average daily net assets; and

- an administration fee payable at the annual rate of 0.15% and 0.05% of the Intermediate Bond Fund's and the Intermediate Bond Master Portfolio's respective average daily net assets, 0.15% and 0.05% of the Blue Chip Fund's and the Blue Chip Master Portfolio's average daily net assets, and 0.15%, of the Asset Allocation Fund's average daily net assets.

The Board of Directors of the Company believes that the aggregate per share expenses of the Intermediate Bond and Blue Chip Funds and the respective Master Portfolios in which each Fund's assets are invested will be approximately the same as the expenses which the particular Fund would incur if the Company retained the services of an investment adviser for that Fund and the assets of that Fund were invested directly in the type of securities held by its Master Portfolio. Further, the Directors believe that the shareholders of the Intermediate Bond and Blue Chip Funds may participate in the ownership of a larger portfolio of securities than could be achieved directly by the Intermediate Bond and Blue Chip Funds. There can be no assurance, however, that such will be the case or that any economies of scale that might occur if other investors acquire shares of the Intermediate Bond and Blue Chip Master Portfolios will be realized.

                              FINANCIAL HIGHLIGHTS

The tables below show certain information concerning the investment results of SRF Shares and A Shares of the Funds for the years and periods indicated. The information for the years and periods indicated was audited by Price Waterhouse LLP, the independent accountants for the Funds, whose unqualified reports on the financial statements containing such information are incorporated by reference into the Statement of Additional Information.

Prior to June 23, 1997, the Asset Allocation Fund operated as a part of a master- feeder structure and invested all of its assets in a diversified investment portfolio of an open-end, management investment company called the Asset Allocation Portfolio of Master Investment Trust, Series I (the "Asset Allocation Master Portfolio") which had an identical investment objective as that of the Asset Allocation Fund. On the Reorganization Date, the Asset Allocation Fund withdrew its investment in the Asset Allocation Master Portfolio and began investing its assets directly in portfolio securities.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the annual reports to shareholders. The Statement of Additional Information and the annual reports to shareholders may be obtained free of charge by calling 800-323-9919.

                             INTERMEDIATE BOND FUND

Selected data for an SRF Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                  JUNE 23, 1997
                                                                     THROUGH
                                                                FEBRUARY 28, 1998
                                                                -----------------
Net asset value per share, beginning of period..............         $ 10.72
                                                                     -------
Income from Investment Operations:
  Net investment income.....................................            0.40
  Net realized and unrealized gains (losses) on investment
     transactions...........................................            0.13
                                                                     -------
          Total income (loss) from investment operations....            0.53
                                                                     -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......           (0.38)
  Distributions to shareholders from net realized gains on
     investment transactions................................              --
                                                                     -------
          Total dividends and distributions.................           (0.38)
                                                                     -------
Net change in net asset value per share.....................            0.15
                                                                     -------
Net asset value per share, end of period....................         $ 10.87
                                                                     =======
          Total Return*.....................................            4.86%
Ratios/Supplemental Data:
  Net assets, end of period (000)...........................         $35,161
  Ratio of expenses to average net assets...................            0.95%+
  Ratio of net investment income to average net assets......            5.45%+
  Ratio of expenses to average net assets**.................            1.07%+
  Ratio of net investment income (loss) to average net
     assets**...............................................            5.33%+

---------------

 * The total return listed is not annualized.

** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

 + Annualized.

                             INTERMEDIATE BOND FUND

Selected data for an A Share of common stock outstanding throughout each of the years and period indicated:
--------------------------------------------------------------------------------

                                                                                                FOR THE PERIOD
                                                                                                 JANUARY 24,
                                                                                                     1994
                                      FOR THE        FOR THE      FOR THE YEAR   FOR THE YEAR     (INCEPTION
                                     YEAR ENDED     YEAR ENDED       ENDED          ENDED       DATE) THROUGH
                                    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,    FEBRUARY 28,
                                        1998          1997*           1996           1995            1994
                                    ------------   ------------   ------------   ------------   --------------

Net asset value per share,
  beginning
  of period.......................    $  9.54        $  9.75        $  9.44         $ 9.81         $ 10.00
                                      -------        -------        -------         ------         -------
Income from Investment Operations:
  Net investment income...........       0.49           0.52           0.59           0.59            0.08
  Net realized and unrealized
     gains (losses) on investment
     transactions.................       0.20          (0.15)          0.33          (0.37)          (0.19)
                                      -------        -------        -------         ------         -------
          Total income (loss) from
            investment
            operations............       0.69           0.37           0.92           0.22           (0.11)
                                      -------        -------        -------         ------         -------
Less Dividends and Distributions:
  Dividends to shareholders from
     net investment income........      (0.51)         (0.52)         (0.59)         (0.59)          (0.08)
  Distributions to shareholders
     from net realized gains on
     investment transactions......      (0.03)         (0.06)         (0.02)            --              --
                                      -------        -------        -------         ------         -------
          Total dividends and
            distributions.........      (0.54)         (0.58)         (0.61)         (0.59)          (0.08)
                                      -------        -------        -------         ------         -------
Net change in net asset value per
  share...........................       0.15          (0.21)          0.31          (0.37)          (0.19)
                                      -------        -------        -------         ------         -------
Net asset value per share, end of
  period..........................    $  9.69        $  9.54        $  9.75         $ 9.44         $  9.81
                                      =======        =======        =======         ======         =======
          Total Return**..........       7.40%          3.92%         10.45%          2.27%          (1.10)%
Ratios/Supplemental Data:
  Net assets, end of period
     (000)........................    $41,875        $22,937        $13,179         $1,964         $   356
  Ratio of expenses to average net
     assets.......................       0.90%          0.75%          0.27%          0.00%           0.00%+
  Ratio of net investment income
     to average net assets........       5.50%          5.45%          6.13%          6.43%           5.70%+
  Ratio of expenses to average net
     assets***....................       1.21%          2.26%          5.00%         17.95%         160.20%+
  Ratio of net investment income
     (loss) to average net
     assets***....................       5.19%          3.94%          1.40%        (11.52%)       (154.50%)+

---------------

  * As of July 22, 1996, the Fund designated the existing series of shares as "A" shares.

 ** The total returns listed are not annualized for the period ended February
    28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.

*** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

                                 BLUE CHIP FUND

Selected data for an SRF Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                  JUNE 23, 1997
                                                                     THROUGH
                                                                FEBRUARY 28, 1998
                                                                -----------------
Net asset value per share, beginning of period..............         $ 24.02
                                                                     -------
Income from Investment Operations:
     Net investment income..................................            0.14
     Net realized and unrealized gains (losses) on
      investment transactions...............................            3.99
                                                                     -------
          Total gain (loss) from investment operations......            4.13
                                                                     -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......           (0.12)
     Distributions to shareholders from net realized gains
      on investment transactions............................           (1.50)
                                                                     -------
          Total dividends and distributions.................           (1.62)
                                                                     -------
Net change in net asset value per share.....................            2.51
                                                                     -------
Net asset value per share, end of period....................         $ 26.53
                                                                     =======
          Total Return*.....................................           19.30%
Ratios/Supplemental Data:
  Net assets, end of period (000)...........................         $   370
  Ratio of expenses to average net assets...................            0.95%+
  Ratio of net investment income to average net assets......            0.81%+
  Ratio of expenses to average net assets**.................            1.15%+
  Ratio of net investment income to average net assets**....            0.61%+

---------------

 * The total return listed is not annualized.

** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

+ Annualized.

                                 BLUE CHIP FUND

Selected data for an A Share of common stock outstanding throughout each of the years and period indicated:
--------------------------------------------------------------------------------

                                                                                                   FOR THE PERIOD
                                                                                                    JANUARY 13,
                                                                                                        1994
                                         FOR THE        FOR THE      FOR THE YEAR   FOR THE YEAR     (INCEPTION
                                        YEAR ENDED     YEAR ENDED       ENDED          ENDED       DATE) THROUGH
                                       FEBRUARY 28,   FEBRUARY 28,     FEBRUARY       FEBRUARY      FEBRUARY 28,
                                           1998          1997*         29, 1996       28, 1995          1994
                                       ------------   ------------   ------------   ------------   --------------

Net asset value per share, beginning,
  of period..........................     $25.22         $20.53         $15.81         $14.97          $15.00
                                          ------         ------         ------         ------          ------
Income from Investment Operations:
     Net investment income...........       0.16           0.23           0.26           0.31            0.02
     Net realized and unrealized
       gains (losses) on investment
       transactions..................       7.91           5.21           4.96           0.80           (0.05)
                                          ------         ------         ------         ------          ------
          Total gain (loss) from
            investment operations....       8.07           5.44           5.22           1.11           (0.03)
                                          ------         ------         ------         ------          ------
Less Dividends and Distributions:
  Dividends to shareholders from net
     investment income...............      (0.15)         (0.22)         (0.28)         (0.27)             --
     Distributions to shareholders
       from net realized gains on
       investment transactions.......      (3.24)         (0.53)         (0.22)            --              --
                                          ------         ------         ------         ------          ------
          Total dividends and
            distributions............      (3.39)         (0.75)         (0.50)         (0.27)             --
                                          ------         ------         ------         ------          ------
Net change in net asset value per
  share..............................       4.68           4.69           4.72           0.84           (0.03)
                                          ------         ------         ------         ------          ------
Net asset value per share, end of
  period.............................     $29.90         $25.22         $20.53         $15.81          $14.97
                                          ======         ======         ======         ======          ======
          Total Return**.............      33.96%         27.01%         33.39%          7.60%          (0.20)%
Ratios/Supplemental Data:
  Net assets, end of period
     (millions)......................     $  288         $  153         $   67         $    6          $    1
  Ratio of expenses to average net
     assets..........................       1.18%          1.28%          0.83%          0.00%           0.00%+
  Ratio of net investment income to
     average net assets..............       0.63%          0.99%          1.63%          2.46%           2.92%+
  Ratio of expenses to average net
     assets***.......................       1.22%          1.71%          2.28%          6.32%          55.00%+
  Ratio of net investment income to
     average net assets***...........       0.59%          0.56%          0.18%         (3.86%)        (52.08%)+

---------------

  * As of July 22, 1996, the Fund designated the existing series of shares as "A" shares.

 ** The total returns listed are not annualized for the period ended February
    28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.

*** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

                             ASSET ALLOCATION FUND

Selected data for an SRF Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                  JUNE 23, 1997
                                                                     THROUGH
                                                                FEBRUARY 28, 1998
                                                                -----------------
Net asset value per share, beginning of period..............        $  15.79
                                                                    --------
Income from Investment Operations:
  Net investment income.....................................            0.30
  Net realized and unrealized gains (losses) on investment
     transactions...........................................            1.65
                                                                    --------
          Total gain (loss) from investment operations......            1.95
                                                                    --------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......           (0.24)
  Distributions to shareholders from net realized gains on
     investment transactions................................           (0.87)
                                                                    --------
          Total dividends and distributions.................           (1.11)
                                                                    --------
Net change in net asset value per share.....................            0.84
                                                                    --------
Net asset value per share, end of period....................        $  16.63
                                                                    ========
          Total Return*.....................................           13.56%
Ratios/supplemental data:
  Net assets, end of period (000)...........................        $196,892
  Ratio of expenses to average net assets...................            0.95%+
  Ratio of net investment income to average net assets......            2.73%+
  Ratio of expenses to average net assets**.................            0.97%+
  Ratio of net investment income to average net assets**....            2.71%+
                                                                    --------

---------------

 * The total return listed is not annualized.

** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

 + Annualized.

                             ASSET ALLOCATION FUND

Selected data for an A Share of common stock outstanding throughout each of the years and period indicated:
--------------------------------------------------------------------------------

                                                                                                FOR THE PERIOD
                                                                                                 JANUARY 18,
                                                                                                     1994
                                      FOR THE        FOR THE      FOR THE YEAR   FOR THE YEAR     (INCEPTION
                                     YEAR ENDED     YEAR ENDED       ENDED          ENDED       DATE) THROUGH
                                    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,    FEBRUARY 28,
                                        1998          1997*           1996           1995            1994
                                    ------------   ------------   ------------   ------------   --------------

Net asset value per share,
  beginning
  of period.......................    $ 19.40        $ 17.52        $ 15.15         $14.84         $ 15.00
                                      -------        -------        -------         ------         -------
Income from Investment Operations:
  Net investment income...........       0.52           0.48           0.52           0.48            0.03
  Net realized and unrealized
     gains (losses) on investment
     transactions.................       3.72           2.50           2.86           0.24           (0.19)
                                      -------        -------        -------         ------         -------
          Total gain (loss) from
            investment
            operations............       4.24           2.98           3.38           0.72           (0.16)
                                      -------        -------        -------         ------         -------
Less Dividends and Distributions:
  Dividends to shareholders from
     net investment income........      (0.47)         (0.46)         (0.53)         (0.41)             --
  Distributions to shareholders
     from net realized gains on
     investment transactions......      (1.76)         (0.64)         (0.48)            --              --
                                      -------        -------        -------         ------         -------
          Total dividends and
            distributions.........      (2.23)         (1.10)         (1.01)         (0.41)             --
                                      -------        -------        -------         ------         -------
Net change in net asset value per
  share...........................       2.01           1.88           2.37           0.31           (0.16)
                                      -------        -------        -------         ------         -------
Net asset value per share, end of
  period..........................    $ 21.41        $ 19.40        $ 17.52         $15.15         $ 14.84
                                      =======        =======        =======         ======         =======
          Total Return**..........      23.07%         17.64%         22.80%          5.03%          (1.07)%
Ratios/supplemental data:
  Net assets, end of period
     (000)........................    $49,240        $34,838        $22,355         $5,694         $   666
  Ratio of expenses to average net
     assets.......................       1.03%          1.25%          0.62%          0.00%           0.00%+
  Ratio of net investment income
     to average net assets........       2.67%          2.59%          3.49%          4.25%           4.20%+
  Ratio of expenses to average net
     assets***....................       1.09%          1.94%          2.92%          7.89%          83.95%+
  Ratio of net investment income
     to average net assets***.....       2.61%          1.90%          1.19%         (3.64)%        (79.75)%+

---------------

  * As of July 22, 1996, the Fund designated the existing series of shares as "A" shares.

 ** The total returns listed are not annualized for the period ended February
    28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.

*** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

                                FUND INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

The Intermediate Bond and Blue Chip Funds seek to achieve their respective investment objectives by investing substantially all of their investable assets in their respective Master Portfolios.

Because the investment characteristics of the Intermediate Bond and Blue Chip Funds will correspond to those of the respective Intermediate Bond and Blue Chip Master Portfolios, the following is a discussion of the various investments of and techniques employed by the Intermediate Bond and Blue Chip Master Portfolios and the Asset Allocation Fund.

While each Master Portfolio and the Asset Allocation Fund strives to attain its respective investment objective, there can be no assurance that it will be able to do so.

THE INTERMEDIATE BOND FUND

The investment objective of the Intermediate Bond Fund is to obtain interest income and capital appreciation. The Fund seeks its objective by investing at least 65% of its total assets in investment grade intermediate and longer-term bonds, including corporate and governmental fixed-income obligations, mortgage-backed securities, municipal securities and cash equivalents. Assets of the Intermediate Bond Fund are invested in the Intermediate Bond Master Portfolio, which has the same objective as the Intermediate Bond Fund.

Investment grade bonds are bonds that are rated within the four highest ratings categories by a nationally recognized statistical rating organization, i.e., BBB or better by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Fitch IBCA, Inc. ("IBCA") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) While bonds rated BBB or Baa are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances could lead to a weakened capacity to pay interest and repay principal. Bonds with the lowest investment grade rating (i.e., BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if Bank of America determines that they are of comparable quality to the rated securities in which the Intermediate Bond Master Portfolio may invest. Corporate bonds will be diversified by investment in bonds issued by different companies in different industries.

Under normal market and interest rate conditions, the investment adviser expects that the Intermediate Bond Master Portfolio's average portfolio duration generally will be approximately the same as the Lehman Brothers Intermediate Government/Corporate Bond Index. This means that the Intermediate Bond Fund's net asset value fluctuation is expected to be similar to the price fluctuation of the Lehman Brothers Intermediate Government/Corporate Bond Index. Unlike maturity, which indicates when the security repays principal, duration incorporates the cash flows of all interest and principal payments and the proceeds from calls and redemptions over the life of the security. These payments are multiplied by the number of years over which they are received to produce a value that is expressed in years (i.e., duration). In addition, under normal market and interest rate conditions, the investment adviser expects that the Fund's average portfolio maturity will be between three and six years.

Mortgage-backed securities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities, will be guaranteed as to principal and interest, but not market value, by the U.S. Government or one of its agencies or instrumentalities. The Intermediate Bond Fund will not invest more than 35% of its net assets in mortgage-backed securities. There is the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. Similarly, a risk associated with mortgage-backed securities is early paydown of principal resulting from refinancing of the underlying mortgages. The rate of such prepayments, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

As opposed to bonds, where principal is normally returned in a lump sum at maturity, the principal underlying a GNMA Certificate is paid back over the life of the loan. The Intermediate Bond Master Portfolio will purchase GNMA Certificates known as "modified pass-through" certificates, on which timely payment of principal and interest is guaranteed. The Intermediate Bond Master Portfolio may also purchase "variable rate" GNMA Certificates, which are backed by pools of variable rate mortgages, as well as other types of Certificates that are backed by GNMA's guarantee.

The Intermediate Bond Master Portfolio may also invest, from time to time, in obligations issued by state and local governmental issuers ("Municipal Securities"). The purchase of such securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. Dividends received by shareholders which are attributable to interest income received from Municipal Securities generally will be subject to Federal income tax. It is currently expected that investment in such obligations will not exceed 5% of the Intermediate Bond Master Portfolio's net assets.

The two principal classifications of Municipal Securities which may be held by the Intermediate Bond Master Portfolio are "general obligation' securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Intermediate Bond Master Portfolio are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Intermediate Bond Master Portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Interest income is expected to be the primary basis for investment return from an investment in the Intermediate Bond Master Portfolio and capital appreciation the secondary basis. The Intermediate Bond Master Portfolio will attempt to achieve capital appreciation by moderate market timing in response to anticipated interest rate changes. The Intermediate Bond Master Portfolio will also attempt to take advantage of undervalued sectors while selling bonds in overvalued sectors. However, since investments will normally consist of bonds and mortgage-backed securities, the ability to achieve capital appreciation is limited.

The value of the securities held in the Intermediate Bond Master Portfolio will tend to vary inversely with changes in prevailing interest rates. When, in the evaluation of Bank of America, there is a high probability that there will be a decline in the bond market, up to 75% of the net assets of the

Intermediate Bond Master Portfolio may be held in cash equivalents as a temporary defensive strategy. To the extent that the Intermediate Bond Master Portfolio invests in cash equivalents, it will not be invested in accordance with the investment policies designed for it to realize its investment objective. Cash equivalents include the following short-term, interest-bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's, A-2 by S&P or F-1 by Fitch IBCA.

THE BLUE CHIP FUND

The investment objective of the Blue Chip Fund is long-term capital appreciation through investment in blue chip stocks. Assets of the Blue Chip Fund are invested in the Blue Chip Master Portfolio, which has the same investment objective as the Blue Chip Fund. A blue chip stock is one of a well established, nationally known company that has a long record of profitability and a reputation for quality management, products and services. The Blue Chip Master Portfolio invests substantially all of its assets in stocks included in either the Dow Jones Industrial Average ("DJIA") or the Standard & Poor's 500 Index ("S&P 500"); however, up to 15% of its total assets may be invested in stocks that are not included in the DJIA or S&P 500. The Blue Chip Master Portfolio will hold approximately 100 stocks. Under normal market conditions, up to 20% of the Master Portfolio's total assets may be invested in cash equivalent securities of the type permitted to be held by the Intermediate Bond Master Portfolio (other than asset-backed securities).

THE ASSET ALLOCATION FUND

The investment objective of the Asset Allocation Fund is to obtain long-term growth from capital appreciation and dividend and interest income. The Asset Allocation Fund seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents.

Investments in equity securities will generally be limited to common stocks of the same type in which the Blue Chip Master Portfolio invests. Bonds acquired by the Asset Allocation Fund will be the same type of investment grade corporate and governmental obligations, mortgage-backed securities and Municipal Securities acquired by the Intermediate Bond Master Portfolio. Unrated securities will be purchased only if Bank of America determines they are of comparable quality to the rated securities in which the Asset Allocation Fund may invest. Cash equivalents are short-term, interest-bearing instruments of the type permitted to be held by the Intermediate Bond Master Portfolio. Under normal market conditions at least 25% of the Asset Allocation Fund's total assets will be invested in fixed-income senior securities and no more than 35% of the Asset Allocation Fund's net assets will be invested in mortgaged-backed securities. The Asset Allocation Fund may make other investments as described more fully below under "Other Investment Practices."

MASTER-FEEDER STRUCTURE. The Intermediate Bond and Blue Chip Funds are open-end investment portfolios that seek to achieve their respective investment objectives by investing all of their investable assets in each Fund's respective Master Portfolio which has the same investment objective. Such Funds may withdraw their investment in the particular Master Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of a Fund to do so. Upon such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of that Fund in another pooled investment entity having the same investment objective as the

Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to its Master Portfolio. See "Expense Summary," "Fund Investments" and "The Business of Funds Fund-Management" for a description of this investment objective and the investment policies, restrictions, management and expenses of the Intermediate Bond and Blue Chip Funds and their respective Master Portfolios.

The Master Portfolios are separate series of Master Investment Trust, Series I (the "Master Trust"), which is organized as a business trust under the laws of Delaware. The Intermediate Bond and Blue Chip Funds and other entities that may invest in the Master Portfolios from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of their respective Master Portfolios. However, the risk of a Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by reason of that Fund's investing in the corresponding Master Portfolio. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could result in a Fund's withdrawal of its investment in the Master Portfolio, and in increased costs and expenses for the Fund. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and its corresponding Fund, such as decreased economies of scale and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in a Master Portfolio will cause the Master Portfolio to terminate automatically in 120 days unless a Fund and any other investors in that Master Portfolio unanimously agree to continue the business of the Master Portfolio. If unanimous agreement is not reached to continue the Master Portfolio, the Board of Directors of the Company would need to consider alternative arrangements for that Fund, such as those described above. When a Fund is required to vote as a shareholder of a Master Portfolio, current regulations provide that in those circumstances a Fund may either seek instructions from its security holders with regard to the voting of such proxies and vote such proxies in accordance with such instructions, or the Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio. The policy of the Intermediate Bond and Blue Chip Funds, and other similar investment companies, to invest their investable assets in trusts such as the Master Portfolios is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

There may also be other investment companies through which you can invest in a Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund and which may therefore have different performance results than that Fund. Information concerning whether an investment in a Master Portfolio may be available through another entity investing in a Master Portfolio may be obtained by calling 800-346-2087.

PORTFOLIO TRANSACTIONS. Investment decisions for the Funds are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of shares of the Funds by broker-dealers and other financial institutions (including affiliates of Bank of America and the Funds' distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the particular Fund are not less favorable than what they would be with any other unaffiliated qualified firm.

PORTFOLIO TURNOVER. The Intermediate Bond Master Portfolio's and the Asset Allocation Fund's investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in payment of more dealer mark-ups and mark-downs than would otherwise be the case. Higher portfolio turnover rates can also result in corresponding increases in brokerage commissions and other transaction costs. The investment adviser will not consider portfolio turnover a limiting factor in making investment decisions for the Funds consistent with its investment objective and policies. For further information concerning portfolio turnover, see the Statement of Additional Information.

Since all SRF shareholders are tax exempt, no significant tax consequences result from portfolio turnover.

TYPES OF INVESTMENT RISK

The following are some of the principal types of investment risks involved with the securities and investment practices the Fund is permitted to use.

CORRELATION RISK. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

DERIVATIVES RISK. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the potential gains and losses of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

EXTENSION RISK. The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole.

NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

PREPAYMENT RISK. The risk that unanticipated prepayments may occur, reducing the value of mortgage-backed securities.

VALUATION RISK. The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

YEAR 2000 RISKS. An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund has been informed by Bank of America that it has a team in place working on year 2000 systems compliance and that Bank of America expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Fund. Nevertheless, the inability of Bank of America and the other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse impact on the Fund's operations.

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

MORTGAGE-RELATED SECURITIES. The Intermediate Bond Master Portfolio and Asset Allocation Fund may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, the portion may be lost if there is a decline in the market value of the security, whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Mortgage-related securities acquired by the Intermediate Bond Master Portfolio and Asset Allocation Fund may include collateralized mortgage obligations ("CMOs"), a type of derivative, issued by FNMA, FHLMC or other U.S. Government agencies, instrumentalities or sponsored enterprises, as well as by private issuers. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgage or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently.

CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to a Fund based on the Fund's analysis of the market value of the security.

Privately issued mortgage-related securities generally offer a higher yield than mortgage-related securities issued by governmental agencies, instrumentalities or sponsored enterprises because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Although the market for such securities is becoming increasingly liquid, some mortgage-related securities issued by private organizations may not be readily marketable.

SECURITIES ISSUED BY BANK OF AMERICA AND AFFILIATES. A Fund may not invest in instruments or securities issued by Bank of America or any of its affiliates.

OPTIONS. A Fund may purchase put and call options on listed securities and stock indexes so long as the aggregate premiums paid for options does not exceed 2% of the net assets of the Fund (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect a Fund's securities in expectation of a declining market and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. A Fund may not write put options but may write fully covered call options as long as the Fund remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Fund.

FUTURES. The Asset Allocation Fund may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options) as a hedge against anticipated fluctuations or changes resulting from relevant market conditions in the values of the securities held by the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. Similarly, the Intermediate Bond Master Portfolio may purchase and sell interest rate futures contracts (as well as purchase related options) and the Blue Chip Master Portfolio may purchase and sell stock index futures contracts (as well as purchase related options).

A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made. A Fund may not purchase or sell a futures contract and purchase related option unless immediately after any such transaction the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Fund's total assets (after taking into account certain technical adjustments). For a more detailed description of futures contracts and options and the costs and risks related to such instruments, see the Statements of Additional Information.

VARIABLE RATE INSTRUMENTS. A Fund may invest in variable and floating rate instruments, which may include master demand notes. Although payable on demand of the investing Fund, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay, which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either: (a) are rated Aa or better by Moody's or AA or better by S&P; (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or the equivalent by another nationally recognized statistical rating organization ("NRSRO"); (c) are backed by a bank letter of credit; or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).

INVESTMENT COMPANY SECURITIES. The Funds may invest in securities issued by other investment companies (including money market funds advised by Bank of America) to the extent permitted by the 1940 Act, except that, with respect to the investment in a money market mutual fund advised by Bank of America, a Fund is permitted to invest the greater of 5% of its net assets or $2.5 million. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

REPURCHASE AGREEMENTS. The Funds may also enter into repurchase agreements. Under these agreements, the Funds will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed creditworthy by Bank of America, under guidelines approved by the Company's Board of Directors. Repurchase agreements are considered to be loans under the 1940 Act. Repurchase agreements will be entered into only for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper, and either the Fund's custodian or its agent will have physical possession of the securities or the securities will be transferred to the Fund's custodian, by appropriate entry in the Federal Reserve Bank's records and, in either case, will be maintained in a segregated account.

Bank of America will monitor the value of securities acquired under repurchase agreements to ensure that the value of such securities will always equal or exceed the repurchase price under the repurchase agreement. If the other party to a repurchase agreement defaults, a Fund might incur a loss if the value of the securities securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the securities by a Fund may be delayed or denied.

REVERSE REPURCHASE AGREEMENTS. A Fund may enter into reverse repurchase agreements. Under these arrangements, the Fund will sell a security held by the Fund to either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's, or the equivalent by another NRSRO, or a registered broker-dealer, with an agreement to repurchase the security at an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

SECURITIES LENDING. In order to earn additional income, a Fund may lend its portfolio securities to broker-dealers that Bank of America considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company or the particular Fund. If the broker-dealer should become bankrupt, however, the Fund could experience delays in recovering its securities. A securities loan will be made only when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by a Fund exceeds 33 1/3% of its total assets. Securities loans will be fully collateralized.

ASSET-BACKED SECURITIES. The Intermediate Bond Master Portfolio and the Asset Allocation Fund may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or receivables held in a trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of consumer loans or receivables by individuals, and the certificate holder generally has no recourse to the entity that originated the loan or receivables. The underlying loans or receivables may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by a Fund must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying pool of loans or receivables and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Intermediate Bond Master Portfolio, Asset Allocation Fund and Blue Chip Master Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Intermediate Bond Master Portfolio, Asset Allocation Fund and Blue Chip Master Portfolio will set aside in a segregated account cash or liquid securities equal to the purchase price of any when-issued or forward commitment transactions. A Fund's when-issued purchases and forward commitments will not exceed 25% of the value of such Fund's total assets absent unusual market conditions. The Intermediate Bond Master Portfolio, Asset Allocation Fund and Blue Chip Master Portfolio intend to engage in when-issued purchases and forward commitments only in furtherance of their respective investment objectives and not for speculative purposes.

FOREIGN SECURITIES. Subject to its investment objective and policies, a Fund may invest up to 25% of its net assets (at the time of purchase) in securities of foreign issuers that may or may not be publicly traded in the United States, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). The Funds purchasing these securities may be subjected to additional risks associated with the holding of property abroad, such as future political and economic developments, currency fluctuations, possible withholding of tax payments, possible seizure or nationalization of foreign assets, possible establishment of currency exchange control regulations or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities in a Fund. In addition, securities of some foreign companies are less liquid, and their prices more volatile than domestic companies, there may be less publicly available information about foreign companies, and foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

FUNDAMENTAL LIMITATIONS

The investment objectives of the Funds and the Master Portfolios are not fundamental and may be changed by the Board of Directors without a vote by the holders of a majority of the outstanding shares of a particular Fund or of the outstanding interests of the Master Portfolio. Each Fund is subject to investment limitations which are fundamental, and therefore which may not be changed without a vote by the holders of a majority of the outstanding shares of a particular Fund or of the outstanding interests of the Master Portfolio. A complete list of fundamental, and certain non-fundamental, investment limitations is set out in full in the Statement of Additional Information.

                          HOW TO INVEST IN SRF SHARES

ELIGIBILITY FOR ADMISSION

Only Eligible Retirement Accounts are qualified to invest in SRF Shares. Eligible Retirement Accounts are accounts which were open prior to the Reorganization Date, have remained open continuously since that date and meet one of the following descriptions:

        - Individual Retirement Accounts ("IRAs") that are exempt under Section 408(e) and are maintained in conformity with Section 408(a) of the Internal Revenue Code of 1986, as amended (the "Code"), including a) rollover accounts and Simplified Employee Pension Plans ("SEP Plans") for which the Northwest Division of Bank of America or one of its affiliates, serves as custodian, b) IRAs opened after the Reorganization Date under a SEP Plan that was open as of the Reorganization Date and has remained open continuously since that date ("Eligible IRAs") or c) IRAs opened prior to the Reorganization Date via a signed transfer or rollover notification indicating a pending purchase of SRF Shares of the Intermediate Bond, Blue Chip or Asset Allocation Fund of the Company, and

        - Qualified pension or profit sharing trusts that are exempt under
          Section 501(a) and that are maintained in conformity with Section 401(a) of the Code, including a) corporate pension or profit-sharing trusts, b) pension or profit sharing trusts benefiting one or more self-employed individuals (generally referred to as H.R. 10 or Keogh plans), or c) accounts opened for new participants in a qualified pension or profit-sharing trust that was open as of the Reorganization Date and has remained open continuously since that date ("Eligible Pension or Profit Sharing Trusts").

Maintenance of Eligible Retirement Account status is a prerequisite to all transactions with the Company described below with respect to SRF Shares.

Individual Retirement Accounts which were open prior to the reorganization of the Intermediate Bond, Blue Chip and Asset Allocation Funds of the Seafirst Retirement Funds into SRF shares of the Pacific Horizon Funds, Inc. and have remained open continuously since the reorganization may be rolled over into Roth IRAs under Section 408(A) of the Internal Revenue Code of 1986, as amended (the "Code"), or other IRAs which become available as a result of changes in the Code.

ADDITIONAL CONTRIBUTIONS OR TRANSFERS INTO ELIGIBLE RETIREMENT ACCOUNTS

Additional contributions or transfers into an Eligible Retirement Account can be made by using a form available from any Bank of America or Bank of America, Northwest Division branch or by calling 1-800-323-9919 in Washington and Alaska or 1-800-441-8379 in Idaho. The completed form can be returned in person at any branch or be mailed in Washington to Retirement Services, P.O. Box 84248, Seattle, Washington 98124, in Idaho to Retirement Services, P.O. Box 6900, Coeur d'Alene, Idaho 83814-2002, or in Alaska to Retirement Services, P.O. Box 107007, Anchorage, Alaska 99510-7007.

There is no minimum requirement for additional contributions or transfers. All assets will be invested in full and fractional SRF Shares at a purchase price equal to the net asset value per share determined at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) following receipt by the Company of a shareholder's satisfactorily completed investment instructions and payment. See "Valuation of Shares." Investments are subject to determination by the Company that the investment instruction form has been properly completed.

Certificates representing shares are not issued. All SRF Shares purchased are confirmed by mail to the shareholder and are credited to the account of the shareholder on the Company's books. The Company reserves the right in its sole discretion to (i) suspend the availability of its SRF Shares and (ii) reject investment instructions when, in the judgment of the Board of Directors, such suspension or rejection is in the best interest of the Company.

Each Fund's SRF Shares are sold on a continuous basis by the Distributor. The Distributor is Provident Distributors, Inc., and is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428.

DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Intermediate Bond Fund and Blue Chip Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments in the corresponding Master Portfolio that are allocable to each Fund. Dividends from the Intermediate Bond Fund's net investment income are declared monthly and paid within five business days after the end of each month. Dividends from the Blue Chip Fund's and Asset Allocation Fund's net investment income are declared quarterly and paid within five business days after the quarter end. A Fund's net realized capital gains (if any) are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in additional SRF Shares of the Fund for which the dividend or distribution was declared.

                            REDEMPTION OF SRF SHARES

All or a portion of the SRF Shares held in a Fund can be redeemed (sold) at any time. Redemptions may be effected by writing in Washington to Retirement Services, P.O. Box 84248, Seattle, Washington 98124, in Idaho to Retirement Services, P.O. Box 6900, Coeur d'Alene, Idaho 83814-2002 or in Alaska to Retirement Services, P.O. Box 107007, Anchorage, Alaska 99510-7007.

The redemption price will be the net asset value per share next determined following receipt by the Company of a shareholder's satisfactorily completed instructions. See "Valuation of SRF Shares." The value of an SRF Share upon redemption may be more or less than the value when purchased, depending upon the net asset value of an SRF Share of the Fund at the time of the redemption. Redemptions are subject to determination by the Company that the investment instruction form or the redemption request and other distribution documents, if any, are complete. While payment for SRF Shares redeemed normally will be made in cash, if conditions exist making payment in cash undesirable, the Company may make payment for the SRF Shares redeemed wholly or partly in securities or other property of the Fund.

Payment for SRF Shares redeemed will normally be made to the custodian of the shareholder within one business day of receipt by the Company of redemption instructions, but in no event will payment be made more than seven days after receipt of redemption instructions except in the circumstances described below. The payment may be delayed or the right of redemption suspended at a time when
(a) trading on the Exchange is restricted or the Exchange is closed, for other than customary weekends and holidays, (b) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable, or (c) the Securities and Exchange Commission has by order permitted such suspension.

                              EXCHANGE PRIVILEGES

The following exchange privileges are available for Eligible Retirement
Accounts:

          1. SRF Shares held in any Fund may be exchanged for SRF Shares of any other Fund;

          2. SRF Shares held in any Fund may be exchanged for A Shares in any other taxable, non-money market fund offered by the Company or a Time Horizon Fund without incurring the front-end sales charge otherwise applicable on sales of A Shares ("Eligible Exchange Shares");

          3. SRF Shares or Eligible Exchange Shares may be exchanged for Pacific Horizon Shares of the Pacific Horizon Prime Fund;

          4. Eligible Exchange Shares may be further exchanged for A Shares in any taxable, non-money market fund offered by the Company or a Time Horizon Fund without incurring the front-end sales charges otherwise applicable, or for SRF Shares offered by a Fund; and

          5. SRF Shares or Eligible Exchange Shares held in an IRA account for which a Participant's surviving spouse is the beneficiary may continue to be exchanged for SRF Shares or A Shares as described above.

The following transactions are examples of transactions that will interrupt the maintenance of Eligible Retirement Account status for a Participant's account and will terminate the account's ability to engage in the exchange privileges described above.

          1. SRF Shares or Eligible Exchange Shares held in an Eligible Pension or Profit Sharing Trust or a SEP IRA, which are transferred by the Participant into a personal rollover IRA, will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares;

          2. SRF Shares or Eligible Exchange Shares held in an IRA account for which a Participant's surviving beneficiary upon transfer out of the decedent's account is other than the Participant's spouse will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares; and

          3. SRF Shares or Eligible Exchange Shares which are liquidated in their entirety by the Participant into a Certificate of Deposit will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares.

Exchanges may be effected by phone or by writing in Washington to Retirement Services, P.O. Box 84248, Seattle, Washington 98124, in Idaho to Retirement Services, P.O. Box 6900, Coeur d'Alene, Idaho 83814-2002, or in Alaska to Retirement Services, P.O. Box 107007, Anchorage, Alaska 99510-7007. To make an exchange by phone, call 1-800-323-9919 in Washington and Alaska, or 1-800-441-8379 in Idaho.

The Company may act upon the instruction of any person, by telephone, representing himself or herself to be a shareholder and reasonably believed by the Company to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If a Shareholder should experience difficulty in contacting the Company to place telephone exchanges, for example, because of unusual market activity, shareholders are urged to consider sending exchange requests in writing. Calls may be recorded for the shareholder's protection. As a result of this telephone exchange policy, the shareholder will bear the risk of loss, if any, resulting from telephone instructions of a person reasonably believed to be a shareholder. During times of severe market or economic changes, telephone exchanges may be difficult to implement. Therefore, it is recommended that you send your exchange requests in writing.

Any exchange will be based on the respective net asset values of the shares involved next determined after receipt by the Company of a shareholder's instructions for an exchange, subject to any applicable front-end sales load as discussed above.

The Company reserves the right to reject any exchange request, and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

                              AUTOMATIC CONVERSION

SRF shares of a Fund will automatically convert to A Shares of the same Fund on June 23, 2000 which is the third anniversary of the Reorganization Date. The conversion from SRF Shares to A Shares will take place at net asset value, as a result of which a shareholder will receive the same value of A Shares of a Fund as the shareholder had of SRF Shares.

                            VALUATION OF SRF SHARES

Net asset value per share is determined separately for each class of shares of a Fund by dividing the total value of the assets of the Fund attributable to a particular class of shares, less any liabilities of the Fund attributable to such class, by the number of outstanding shares of the class. Net asset value is determined as of the end of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on days the Exchange is open, or at such other time as may be determined by the Board of Directors each day on which such value must be determined in accordance with the 1940 Act.

The Master Portfolios' and the Asset Allocation Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Master Portfolios or Asset Allocation Fund, as appropriate, pursuant to procedures adopted by the Master Portfolio's Board of Trustees or the Asset Allocation Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information.

                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company is included in the Statement of Additional Information under "Management."

                                                 SERVICE PROVIDERS
INVESTMENT ADVISER

Bank of America serves as the Funds' Investment Adviser. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

On April 13, 1998, BankAmerica Corporation ("BankAmerica") and NationsBank Corporation ("NationsBank") announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by October 1, 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

In separate advisory agreements with the Master Trust and the Company (collectively, the "Advisory Agreements"), Bank of America has agreed to manage the Funds' investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Funds' securities. The Advisory Agreements also provide that Bank of America may: 1) in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America and 2) employ a sub-adviser provided that Bank of America remains fully responsible to the Funds for the acts and omissions of the sub-adviser.

Since March 1996, portfolio management services for the Intermediate Bond Master Portfolio have been conducted by an investment management team headed by Kirk Hartman. Mr. Hartman is Chief Investment Officer and Head of Fixed Income at Bank of America. Mr. Hartman joined Bank of America in 1995. From 1987 to 1995, Mr. Hartman served as Managing Director and Chief Operations Officer at Lehman Brothers. Mr. Hartman is also primarily responsible for the selection of particular securities for the fixed-income portions of the Asset Allocation Fund.

An investment management team headed by James Miller, Chief Investment Officer of Quantitative Based Equity Management at Bank of America is responsible for the day-to-day investment activities of the Blue Chip Master Portfolio and the equity portion of the Asset Allocation Fund. Mr. Miller has been the Blue Chip Master Portfolio's manager since May 1995 and has been associated with Bank of America since 1988. Mr. Miller is a Chartered Financial Analyst, a member of the Association of Investment Management and Research, and a former Director of the Investment Analysts Society of Chicago.

For the services provided and expenses assumed under the Advisory Agreement Bank of America is entitled to receive a fee at the annual rate of 0.45%, 0.50% and 0.40% of each of the Intermediate Bond Master Portfolio's, Blue Chip Master Portfolio's and Asset Allocation Fund's respective average daily net assets. These amounts may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers.") During the fiscal year ended February 28, 1998 (or, in the case of Asset Allocation Fund, during the period ended June 23, 1997) Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.45%, 0.75% and 0.55% of the Intermediate Bond Master Portfolio's, Blue Chip Master Portfolio's and Asset Allocation Master Portfolio's respective average daily net assets. During the fiscal year ended February 28, 1998, the Intermediate Bond Master Portfolio and Blue Chip Master Portfolio paid Bank of America advisory fees at the effective annual rates of 0.16% and 0.53% of such Master Portfolios' average daily net assets, and Bank of America waived a portion of its fees at the effective annual rates of 0.19% and 0.04% of such Master Portfolios' average daily net assets, respectively. During the period June 24, 1997 through February 28, 1998, the Asset Allocation Fund paid Bank of America an advisory fee at an effective annual rate of 0.28%.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, as described under "Plan Payments," and may receive fees charged directly to their accounts in connection with investments in shares of the Funds.

                                 ADMINISTRATOR

Bank of America serves as Administrator of the Funds. Its principal office is located at 555 California Street, San Francisco, California 94104. For the period from March 1, 1997 through September 15, 1997, the BISYS Group, Inc., through its wholly-owned subsidiary BISYS Fund Services, L.P. (collectively, "BISYS"), served as administrator of the Funds. For the period September 15, 1997 through February 28, 1998 Bank of America served as the Funds' administrator. On June 23, 1997, the Asset Allocation Fund withdrew its investments from the Asset Allocation Master Portfolio of Master Investment Trust, Series I and began investing in portfolio securities directly. From March 1, 1997 to September 15, 1997, BISYS served as administrator to the Asset Allocation, Blue Chip and Investment Grade Bond Master Portfolios. From September 15, 1997 to February 28, 1998 PFPC International Ltd., an indirect wholly-owned subsidiary of PNC Bank, served as administrator and asset services agent of the Blue Chip and Investment Grade Bond Master Portfolios.

Under its administration agreements with the Company, Bank of America has agreed to: pay the costs of maintaining the offices of the Company; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Funds and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of each Fund's shares for sale under state securities laws; maintain books and records of the Funds; calculate the net asset value of the Funds; calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the operations of the Funds.

For its services as administrator, Bank of America is entitled to receive administration fees at the annual rate of 0.15% of each of the Intermediate Bond, Blue Chip and Asset Allocation Fund's respective average daily net assets. PFPC International, Ltd. is entitled to receive an administration fee from the Intermediate Bond Master Portfolio's and Blue Chip Master Portfolio's net assets at an annual rate of 0.05% of each such Master Portfolio's average daily net assets. These amounts may be reduced pursuant to undertakings by Bank of America and PFPC International, Ltd. (See the information below under "Fee Waivers.") During the period from March 1, 1997 through June 23, 1997, the Asset Allocation Master Portfolio paid BISYS administration fees at an effective annual rate of 0.01% of such Master Portfolio's average daily net assets, and BISYS waived a portion of its fee at an effective annual rate of 0.01% of such Master Portfolio's average daily net assets. For the same period, BISYS waived its entire administration fee payable by the Asset Allocation Fund. During the period June 24, 1997 through September 15, 1997, the Asset Allocation Fund paid BISYS administration fees at an effective annual rate of 0.03% of the Asset Allocation Fund's average daily net assets, and BISYS waived a portion of its administration fee at an effective annual rate of 0.03% of such Fund's average daily net assets. For the period September 15, 1997 through February 28, 1998, the Asset Allocation Fund paid Bank of America administration fees at an effective annual rate of 0.10% of such Fund's average daily net assets. Bank of America waived no fees with respect to such Fund during such period. During the period March 1, 1997 through September 15, 1997, the Investment Grade Bond Master Portfolio and Blue Chip Master Portfolios paid BISYS administration fees at the effective annual rates of 0.02% and 0.03%, respectively, and BISYS waived a portion of its fees at the effective annual rates of 0.01% and 0.00%, respectively. For the same period, BISYS waived the entire administration fee payable by the Intermediate Bond and

Blue Chip Funds. During the period March 1, 1997 through September 15, 1997, the Intermediate Bond Fund paid BISYS administration fees at an effective annual rate of 0.02% of such Fund's average daily net assets and BISYS waived a portion of its fees at an effective annual rate of 0.10% of such Fund's average daily net assets. During the period March 1, 1997 through September 15, 1997, the Blue Chip Fund paid BISYS administration fees at an effective annual rate of 0.04% of such Fund's average daily net assets and BISYS waived a portion of the administration fees at an effective annual rate of 0.01% of such Fund's average daily net assets. During the period September 15, 1997 through February 28, 1998, the Intermediate Bond Fund paid Bank of America administration fees at an effective annual rate of 0.14% of such Fund's average daily net assets and Bank of America waived a portion of its fees at an effective annual rate of 0.01% of such Fund's average daily net assets. During the period September 15, 1997 through February 28, 1998, the Blue Chip Fund paid Bank of America administration fees at an effective annual rate of 0.07% of such Fund's average daily net assets. During the period September 15, 1997 through February 28, 1998 the Intermediate Bond Master Portfolio and Blue Chip Master Portfolios paid PFPC International Ltd. administration fees at the effective annual rates of 0.02% and 0.02%. For the same period Bank of America waived the entire administration fee payable by the Intermediate Bond and Blue Chip Fund.

Bank of America has entered into an agreement with PFPC Inc., an indirect, wholly-owned subsidiary of PNC Bank Corp., ("PFPC") pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, among other things, assisting in the developing and monitoring of compliance procedures; participating in periodic updating of certain Fund materials; providing periodic reports to the Company's Board; and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

Pursuant to the authority granted in the administration agreements, Bank of America or a subcontractor has entered into agreements with PFPC, Inc. ("PFPC") under which PFPC (and an offshore affiliate of PFPC) provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services to the Funds. The Funds bear all fees and expenses charged by PFPC for these services.

                                  DISTRIBUTOR

Each Fund's shares are sold on a continuous basis by Provident Distributors, Inc. ("PDI" or the "Distributor"). The Distributor is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, National Association, 1600 Market Street, 28th Floor, Philadelphia, Pennsylvania, 19103 serves as the Custodian of the Funds. PFPC is the transfer and dividend disbursing agent for each of the Funds and its address as transfer agent is P.O. Box 8968, Wilmington, Delaware 19809-8968. PFPC has entered into a sub-transfer agent agreement with Bank of America's Northwest Division under which Bank of America's Northwest Division provides certain transfer agency services to SRF Shares of the Funds.

FEE WAIVERS

Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services, and the Fund bears the expenses incurred in its operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. Periodically, during the course of each Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain expenses of the Funds as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.

                                TAX INFORMATION

During its most recent taxable year, each Fund qualified separately as a "regulated investment company" under the Code, and each Fund intends that it will so qualify in future years as long as such qualification is in the best interests of its shareholders. As a result of this qualification, each Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code. It is expected that the Master Portfolios will not be subject to federal income taxes. Each Master Portfolio intends to qualify as a partnership (or other pass-through entity) for federal income tax purposes. As such, the Master Portfolios are not subject to tax, and the Intermediate Bond Fund and Blue Chip Fund will be treated for federal income tax purposes as recognizing a pro rata share of their corresponding Master Portfolio's income and deductions and owning a pro rata share of their corresponding Master Portfolio's assets. The Intermediate Bond Fund's and Blue Chip Fund's status as regulated investment companies is dependent on, among other things, their corresponding Master Portfolio's continued qualification as a partnership (or other pass-through entity) for federal income tax purposes.

For federal income tax purposes, income earned by each Fund will not be taxable to the Eligible Retirement Accounts that are its shareholders or to Participants until a Participant receives, or is deemed under federal tax law to have received, a distribution from the Participant's Eligible Retirement Account. A distribution from the Participant's Eligible Retirement Account is a payment or a deemed payment from the Eligible Retirement Account to the Participant. A withdrawal by an Eligible Retirement Account from a Fund is a payment by the Fund to a shareholder in redemption of shares of the Company. Therefore, withdrawals from a Fund can be made at any time by an Eligible Retirement Account without penalty and without the amount withdrawn being subject to federal income tax.

                             MEASURING PERFORMANCE

EACH FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of a Fund over a specified 30-day period.

Periodically, a Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares and include the maximum front-end sales charge for A Shares. Each Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

Each Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30 day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30 day or one month measuring period will be identified along with any yield quotation to which it relates.

Each Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, a Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; IBC Financial Data, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. Each Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since a Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in a Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in a Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

                             DESCRIPTION OF SHARES

THE COMPANY IS A MARYLAND CORPORATION THAT WAS ORGANIZED ON OCTOBER 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of: 100 million shares of Class M Common Stock, 100 million shares of Class M -- Special Series 3 Common Stock, 100 million shares of Class M -- Special Series 5 Common Stock and 100 million shares of Class M -- Special Series 7 Common Stock, representing interests in the Intermediate Bond Fund; 100 million shares of Class N Common Stock, 100 million shares of Class N -- Special Series 3 Common Stock, 100 million shares of Class N -- Special Series 5 Common Stock and 100 million shares of Class N -- Special Series 7 Common Stock, representing interests in the Blue Chip Fund; and 100 million shares of Class O Common Stock, 100 million shares of Class O -- Special Series 3 Common Stock, 100 million shares of Class O -- Special Series 5 Common Stock and 100 million shares of Class O -- Special Series 7 Common Stock, representing interests in the Asset Allocation Fund; and additional classes of shares representing interests in other investment portfolios of the Company. Class M, N and O Common Stock represent the "A" Shares, Class M, N and O -- Special Series 3 Common Stock represent "B" Shares, Class M, N and O -- Special Series 5 Common Stock represent the "K" Shares and Class M, N and O -- Special

Series 7 Common Stock represent the "SRF" Shares. As of the date of this Prospectus, B Shares have not been offered to the public. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class M Common Stock, Class M -- Special Series 3 Common Stock, Class
M -- Special Series 5 Common Stock, Class M -- Special Series 7 Common Stock, Class N Common Stock, Class N -- Special Series 3 Common Stock, Class
N -- Special Series 5 Common Stock, Class N -- Special Series 7 Common Stock, Class O Common Stock, Class O -- Special Series 3 Common Stock, Class
O -- Special Series 5 Common Stock or Class O -- Special Series 7 Common Stock) into one or more series. This Prospectus relates primarily to the Funds' SRF Shares. For more information about the Funds' A, B and K Shares or about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.

SRF Shares are offered for investment by eligible retirement accounts and are neither subject to a front-end sales charge nor a contingent deferred sales charge. SRF Shares will automatically convert to A Shares on the third anniversary of the Reorganization Date. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available, which is the case for eligible retirement accounts. A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. B Shares are sold to investors without a front-end sales charge but are subject to a contingent deferred sales charge. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. K Shares are sold only to: (a) businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by PDI and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Fund of the Company or a Time Horizon Fund and subsequent purchases into an IRA rollover account, so long as the original IRA rollover account remains open on the Company's books; (d) accounts under Section 403 (b) (7) of the Code, (e) deferred compensation plans under Section 457 of the Code and (f) certain other retirement plans.

A Shares, B Shares, K Shares and SRF Shares each have certain purchase, redemption and exchange privileges. Additionally, A Shares, B Shares and K Shares have certain shareholder services, such as TeleTrade, an automatic investment program, an automatic withdrawal plan, a directed distribution plan and a direct deposit program.

The four classes of shares in the Funds which are publicly offered represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except (a) SRF Shares and A Shares bear the expenses of their respective Shareholder Services Plans; (b) B Shares bear the expenses of a Distribution and Services Plan; and (c) K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan.

Except as noted below, shares representing interests in the Funds are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the particular Fund upon liquidation. The net income attributable to SRF, A, B and K Shares and the dividends payable on such Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to SRF Shares and A Shares, respectively, (b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to B and K Shares, respectively, and

(c) the incremental expenses associated with such Plans. SRF, A, B and K Shares may have different performance results due to sales charges and other expenses attributable to distribution and/or shareholder servicing plans applicable with respect to a particular share class.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of SRF Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to SRF Shares; only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares; only holders of B Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution and Services Plan attributable to B Shares; and only holders of K Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution Plan and Administrative and Shareholder Services Plan attributable to K Shares. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

The Funds do not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Funds will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

                                 PLAN PAYMENTS

The Company has adopted separate Shareholder Services Plans for SRF Shares and A Shares, under which SRF Shares and A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations.

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under a particular Plan, payments by a Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the respective average daily net assets of such Fund's SRF Shares or A Shares, as appropriate. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. During the period ended February 28, 1998, the Intermediate Bond, Blue Chip and Asset Allocation Funds paid the Distributor shareholder servicing fees under the Shareholder Services Plan with respect to the Funds' A Shares at an effective annual rate of 0.17%, 0.25% and 0.25% of such Funds' respective average daily net assets, and the Distributor waived a portion of its fee with respect to the Intermediate Bond Fund at the effective annual rates of 0.08% of such Funds' average daily net assets. During the period June 23, 1997 through February 28, 1998, the Intermediate Bond, Blue Chip and Asset Allocation Funds paid the distributor shareholder servicing fees under the Shareholder Services Plan with respect to such Funds' SRF Shares at the effective annual rates of 0.15%, 0.04% and 0.17% and the Distributor waived a portion of its fees with respect to such Funds at the effective annual rates of 0.02%, 0.13% of the Intermediate Bond Fund and the Blue Chip Fund, respectively, of such Funds' average daily net assets.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the particular Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by a Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                                   APPENDIX A

CORPORATE BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings: Aaa -- judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa -- judged to be of high quality by all standards; A -- deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa -- considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C -- protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to
B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA's description of its corporate bond ratings:
"AAA" -- considered to be investment grade and of the highest credit quality. Capacity to pay interest and repay principal is considered to be exceptionally strong; "AA" -- judged to be investment grade and of very high credit quality, although the capacity to pay interest and repay principal is not quite as strong as bonds rated "AAA"; "A" -- deemed investment grade and of high credit quality, although the capacity to pay interest and repay principal may be more susceptible to the adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is considered to be investment grade and is regarded as having satisfactory credit quality with an adequate capacity to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D"--regarded as speculative investments. The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is not as high as for issues designated "A-1." Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

Fitch IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The designation "F-1" indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment.

UNRATED SECURITIES

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

                          PACIFIC HORIZON FUNDS, INC.

                               SRF SHARES OF THE

                             INTERMEDIATE BOND FUND

                                 BLUE CHIP FUND

                             ASSET ALLOCATION FUND

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for a Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a fuller technical and legal description of a Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                          PACIFIC HORIZON FUNDS, INC.
                                 P.O. Box 8968
                        Wilmington, Delaware 19899-8968

                                 1-800-346-2087

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The Funds' investment company registration number is 811-04293.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-346-2087
                               Monday thru Friday
                            8:00 am to 8:00 pm (EST)

                           PACIFIC HORIZON FUNDS, INC.
                                 (THE "COMPANY")

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                          NATIONAL MUNICIPAL BOND FUND
                         CALIFORNIA MUNICIPAL BOND FUND
                             AGGRESSIVE GROWTH FUND
                         U.S. GOVERNMENT SECURITIES FUND
                               CAPITAL INCOME FUND
                             INTERMEDIATE BOND FUND
                                 BLUE CHIP FUND
                              ASSET ALLOCATION FUND
                              FLEXIBLE INCOME FUND
                            INTERNATIONAL EQUITY FUND
                           SHORT-TERM GOVERNMENT FUND


                                  July 1, 1998

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
THE COMPANY..........................................................................2
INVESTMENT OBJECTIVES AND POLICIES...................................................3
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION......................................42
ADDITIONAL INFORMATION CONCERNING TAXES.............................................51
MANAGEMENT..........................................................................56
GENERAL INFORMATION................................................................102
APPENDIX A.........................................................................A-1
APPENDIX B.........................................................................B-1

         This Statement of Additional Information applies to A, B and K Shares of the Pacific Horizon Aggressive Growth Fund, Pacific Horizon U.S. Government Securities Fund, Pacific Horizon Short-Term Government Fund, Pacific Horizon Capital Income Fund, Pacific Horizon National Municipal Bond Fund, Pacific Horizon California Municipal Bond Fund, Pacific Horizon Flexible Income Fund, Pacific Horizon Asset Allocation Fund, Pacific Horizon International Equity Fund (collectively, the "Non-Feeder Funds"), Pacific Horizon Intermediate Bond Fund and Pacific Horizon Blue Chip Fund, (collectively, the "Feeder Funds" and, collectively with the Non-Feeder Funds, the "Funds") of Pacific Horizon Funds, Inc. (the "Company or "Pacific Horizon"). This Statement of Additional Information also applies to SRF Shares of the Pacific Horizon Intermediate Bond Fund, Pacific Horizon Blue Chip Fund and Pacific Horizon Asset Allocation Fund. The Master Portfolios corresponding to the Intermediate Bond Fund and Blue Chip Fund are referred to individually as the "Intermediate Bond Master Portfolio" and "Blue Chip Master Portfolio," respectively, and collectively as the "Master Portfolios," and collectively with the Non-Feeder Funds, the "Funds." The Company and Master Investment Trust, Series I ("Master Trust") are collectively referred to herein as the "Companies." This Statement of Additional Information is meant to be read in conjunction with the Prospectuses dated July 1, 1998, as they may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), which describe the particular Fund of the Company in which the investor is interested. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in A, B, K or SRF Shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to Pacific Horizon's Funds to which this Statement of Additional Information relates may be obtained by calling Provident Distributors, Inc. ("PDI" or the "Distributor") at 800-346-2087. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

                                  THE COMPANY

                  The Company was organized on October 27, 1982 as a Maryland corporation. The National Municipal Bond Fund, Aggressive Growth Fund, Intermediate Bond Fund (formerly, Flexible Bond Fund), Blue Chip Fund, Asset Allocation Fund, International Equity Fund and Short-Term Government Fund commenced operations on January 28, 1994, March 31, 1984, January 24, 1994, January 13, 1994, January 18, 1994, May 13, 1996, and August 2, 1996,
respectively. The California Municipal Bond Fund (formerly, California Tax-Exempt Bond Fund) originally commenced operations on March 30, 1984 as a separate portfolio of Pacific Horizon Tax-Exempt Funds, Inc., which subsequently changed its name to Pacific Horizon California Tax-Exempt Bond Fund, Inc. (the "Predecessor California Tax-Exempt Bond Fund"). The Capital Income Fund originally commenced operations on September 25, 1987 as The Total Return Fund (the "Predecessor Capital Income Fund"), a separate portfolio of a Massachusetts business trust named The Horizon Capital Funds. The U.S. Government Securities Fund commenced operations on January 7, 1988, also as a separate portfolio of The Horizon Capital Funds, under the name GNMA Extra Fund (the "Predecessor GNMA Fund" or the "Predecessor U.S. Government Securities Fund"). On January 1, 1989 the Predecessor Capital Income Fund and the Predecessor GNMA Fund changed their names to the Pacific Horizon Convertible Securities Fund and the Pacific Horizon GNMA Extra Fund. In January 1990 these three Predecessor Funds were reorganized as portfolios of Pacific Horizon. On June 28, 1991, the GNMA Extra Fund changed its name to the U.S. Government Securities Fund and on September 16, 1991 the Convertible Securities Fund changed its name to the Capital Income Fund. The Flexible Income Fund (formerly, the Corporate Bond Fund) originally commenced operations in 1973 as a diversified, closed-end management investment company (that is, as an investment company with non-redeemable shares) known as Bunker Hill Income Securities, Inc. (the "Corporate Predecessor Fund"). On April 25, 1994 the Corporate Predecessor Fund was reorganized as a separate portfolio of the Company and all of the assets and liabilities of the Corporate Predecessor Fund were transferred to the Flexible Income Fund.

                  The Feeder Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios of an open end, management investment company having the same investment objective as these Funds. Prior to July 1, 1996, September 1, 1996, September 1, 1996, June 23, 1997, the National Municipal Bond Fund, Flexible Income Fund (formerly, the Corporate Bond Fund), International Equity Fund and Asset Allocation Fund, respectively, invested all of their respective assets in the National Municipal Bond Portfolio of Master Investment Trust, Series, II ("Municipal Master Portfolio"); Corporate Bond Portfolio of Master Investment Trust Series I ("Corporate Bond Master Portfolio"); International Equity Portfolio of Master Investment Trust, Series I ("International Equity Master Portfolio") and Asset Allocation

Portfolio ("Asset Allocation Master Portfolio") of Master Investment Trust, Series I. On July 1, 1996, September 1, 1996, September 1, 1996 and June 23, 1997, the National Municipal Bond Fund, Flexible Income Fund, International Equity Fund and Asset Allocation Fund, respectively, withdrew their respective assets from their respective master portfolios and invested them directly in securities. The Intermediate Bond and Blue Chip Funds currently invest all of their respective assets in the Investment Grade Bond Portfolio of Master Investment Trust, Series I (the "Intermediate Bond Master Portfolio") and the Blue Chip Portfolio of Master Trust (the "Blue Chip Master Portfolio"). The Municipal Master Portfolio, International Equity Master Portfolio, Asset Allocation Master Portfolio, Intermediate Bond Master Portfolio, Corporate Bond Master Portfolio and Blue Chip Master Portfolio are singularly referred to as a "Master Portfolio" and collectively as "Master Portfolios." Master Investment Trust, Series I is referred to herein as the "Master Trust."

                  The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

                  The Prospectus for each Fund describes the investment objective of the Fund to which it applies. Because the investment characteristics of each Feeder Fund will correspond with its respective Master Portfolio, the following is a discussion of the various investments and techniques employed by each Master Portfolio. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus for each Fund.

Portfolio Transactions

                  The portfolio turnover rate described in each Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. The portfolio turnover rate for the Aggressive Growth Fund, U.S. Government Securities Fund and Capital Income Fund may be particularly high.

                  For the fiscal years or periods indicated, the portfolio turnover rates for the National Municipal Bond Fund, U.S. Government Securities Fund, California Municipal Bond Fund, Capital Income Fund, Aggressive Growth Fund, Asset Allocation Fund, International Equity Fund, Short-Term Government Fund, Flexible Income Fund, Intermediate Bond Master Portfolio and Blue Chip Master Portfolio, were as follows:

===========================================================================================================================
                                                              Year Ended                      Year or Period Ended
                                                          February 28, 1998                    February 28, 1997

---------------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund(1)                                  36%                                  12%

---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                                  51%                                  94%

---------------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund                                   28%                                  34%

---------------------------------------------------------------------------------------------------------------------------
Capital Income Fund                                              69%                                  124%

---------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                           83%                                  99%

---------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund(2)                                         67%                                  116%

---------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)                                     79%                                  114%

---------------------------------------------------------------------------------------------------------------------------
Short Term Government Fund(4)                                    82%                                  81%

---------------------------------------------------------------------------------------------------------------------------
Flexible Income Fund(5)                                          63%                                  59%

---------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Master Portfolio                               127%                                 83%

---------------------------------------------------------------------------------------------------------------------------
Blue Chip Master Portfolio                                       67%                                  91%
===========================================================================================================================

--------------------

(1) Until July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. Information contained in the chart above includes portfolio turnover of the Municipal Master Portfolio.

(2) Until June 23, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Master Portfolio. Information contained in the above chart includes portfolio turnover of the Asset Allocation Master Portfolio.

(3) Until September 1, 1996, the International Equity Fund invested all of its assets in the International Equity Master Portfolio. Information contained in the chart above includes the portfolio turnover of the International Equity Master Portfolio. Not annualized for period from May 13, 1996 (inception date) to February 28, 1997.

(4) Not annualized for period from August 2, 1996 (inception date) to February 28, 1997.

(5) Until September 1, 1996, the Flexible Income Fund invested all of its assets in the Corporate Bond Master Portfolio. Information contained in the chart above includes portfolio turnover of the Corporate Bond Master Portfolio.


                  Subject to the general control of the Company's Board of Directors, and the Master Portfolios' Trustees, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund. Wellington Management Company ("Wellington Management" or the "sub-adviser") serves as the International Equity Fund's sub-adviser. References in this Statement of Additional

Information to Bank of America's action and responsibilities with respect to the International Equity Fund shall be deemed to include Wellington Management unless the context clearly indicates otherwise.

                  Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of fixed income securities are normally principal transactions without brokerage commissions.

                  For the fiscal years or periods indicated, the Aggressive Growth Fund, Capital Income Fund, Blue Chip Master Portfolio, Asset Allocation Fund, California Municipal Bond Fund, U.S. Government Securities Fund, Intermediate Bond Master Portfolio, National Municipal Bond Fund, International Equity Fund, and Short-Term Government Fund paid the following brokerage commissions:

=============================================================================================================================
                                                Year Ended               Year or Period Ended            Year Ended
                                             February 28, 1998            February 28, 1997           February 29, 1996

-----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                           $296,651                      $225,515                   $369,002

-----------------------------------------------------------------------------------------------------------------------------
Capital Income Fund                              $137,371                      $184,327                   $ 95,126

-----------------------------------------------------------------------------------------------------------------------------
Blue Chip Master Portfolio                       $748,691                      $637,281                   $428,667

-----------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund+                           $125,211                      $152,270                   $175,960

-----------------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund                      $0                            $0                         $0

-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities
Fund                                                $0                            $0                         $0
-----------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Master
Portfolio                                           $0                            $0                         $0
-----------------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund++                      $0                            $0                         $0

-----------------------------------------------------------------------------------------------------------------------------
International Equity Fund+++                     $181,774                      $78,268                       N/A

-----------------------------------------------------------------------------------------------------------------------------
Short-Term Government Fund++++                      $0                            $0                         N/A

-----------------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                                $0                            $0                         $0

=============================================================================================================================

--------------------


+ Until June 23, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Master Portfolio. Information contained in the chart above includes brokerage commissions paid by the Asset Allocation Master Portfolio.

++ Until July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. Information contained in the chart above includes brokerage expenses of the Municipal Master Portfolio.

+++ The International Equity Fund commenced operations on May 13, 1996. Until September 1, 1996 the International Equity Fund invested all of its assets in the International Equity Master Portfolio. Information contained in the chart above includes brokerage commissions paid by the International Equity Master Portfolio.

++++ The Short-Term Government Fund commenced operations on August 2, 1996.

+++++ Until September 1, 1996, the Flexible Income Fund (formerly, the Corporate Bond Fund) invested all of its assets in the Corporate Bond Master Portfolio. Information contained in the chart above includes brokerage expenses of the Corporate Bond Master Portfolio.

                  In executing portfolio transactions and selecting brokers or dealers, it is the Funds' policy to seek the best overall terms available. The Investment Advisory Agreements between the particular Company and Bank of America and the Sub-Advisory Agreement with Wellington Management on behalf of the International Equity Fund provide that, in assessing the best overall terms available for any transaction, Bank of America or Wellington Management shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Sub-Advisory Agreements authorize Bank of America and Wellington Management (with respect to the International Equity Fund), subject to the approval of the particular Board, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America or Wellington Management to the particular Company or Fund. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

                  It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a particular Company or any given Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

                  Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America or Wellington Management and do not reduce the advisory fee payable to Bank of America or Wellington Management. Such services may be useful to Bank of America or Wellington Management in serving both the Company, the Funds and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America or Wellington Management in carrying out the obligations to the Company and the Funds. In connection with the investment management services with respect to the Funds, Bank of America or Wellington Management will not acquire certificates of deposit or other securities issued by them or their affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, the Funds, Bank of America, Wellington Management, the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

                  A Fund may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice only when Bank of America or Wellington Management, in their sole discretion subject to guidelines adopted by the particular Board, believes such practice to be in the interest of the Fund.

                  To the extent permitted by law, Bank of America or Wellington Management may aggregate the securities to be sold or purchased on behalf of the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

               The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b- 1 under the 1940 Act or their parents held by Pacific Horizon as of the close of its most recent fiscal year. As of February 28, 1998: (a) the Treasury Fund held the following securities:
Repurchase Agreement with Morgan Stanley Dean Witter & Co. in the principal amount of $145,000,000; Repurchase Agreement with Lehman Brothers, Inc. in the principal amount of $50,000,000; Repurchase Agreement with Merrill Lynch Securities, Inc. in the principal amount of $145,000,000; and Repurchase Agreement with Goldman Sachs & Co. in the principal amount of $574,667,000; (b) the Government Fund held the following securities: Repurchase Agreement with Morgan Stanley Dean Witter & Co. in the principal amount of $20,000,000; Repurchase Agreement with Goldman Sachs & Co. in the principal amount of $97,174,000; and Repurchase Agreement with Merrill Lynch Securities, Inc. in the principal amount of $20,000,000; (c) the Prime Fund held the following securities: Merrill Lynch & Co., Inc. commercial paper (2) in the principal amounts of $25,000,000 and $100,000,000; Lehman Brothers Holdings, Inc. commercial paper in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. daily variable rate obligations (2) in the principal amounts of $25,000,000 and $25,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $19,000,000; Dean Witter corporate obligation in the principal amount of $15,000,000; Goldman Sachs Group L.P. master note in the principal amount of $400,000,000; Morgan Stanley Group, Inc. master note in the principal amount of $300,000,000; Bear Stearns Companies, Inc. daily variable rate obligations (2) in the principal amounts of $75,000,000 and $60,000,000; Bear Stearns Companies, Inc. monthly variable rate obligations (2) in the principal amounts of $25,000,000 and $18,000,000; Lehman Brothers Holdings, Inc. daily variable rate obligation in the principal amount of $50,000,000; Lehman Brothers Holdings, Inc. weekly variable rate obligation in the principal amount of $50,000,000; Lehman Brothers Holdings, Inc. quarterly variable rate obligation in the principal amount of $36,000,000; Repurchase Agreement with Morgan Stanley Dean Witter & Co. in the principal amount of $180,000,000; Repurchase Agreements (2) with Goldman Sachs & Co. in the principal amounts of $118,567,000 and $325,000,000; (d) the Corporate Bond Fund held the following securities: Bear Stearns corporate obligation in the principal amount of $400,000; and Merrill Lynch & Co., Inc. corporate obligation in the principal amount of $1,500,000; (e) the Intermediate Bond Master Portfolio held the following securities: Bear Stearns & Company corporate obligation in the principal amount of $1,500,000; and Lehman Brothers Holdings medium term note in the principal amount of $2,000,000; (f) the Asset Allocation Fund held the following securities: Morgan Stanley Group, Inc. common stock in the amount of $1,400,719; Bear Stearns & Co. medium term note in the principal amount of $1,100,000; and Paine Webber Group medium term note in the principal amount of $1,250,000; (g) the Blue Chip Master Portfolio held the following security:
Morgan

Stanley Dean Witter Discover & Co. common stock in the amount of $12,299,844;
(h) the International Equity Fund held the following security: Repurchase Agreement with Paine Webber, Inc. in the amount of $5,784,000.

                  Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc., and Paine Webber are considered to be regular brokers and dealers of the Company.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION

                  The following discussion supplements the descriptions of such investments in the Prospectuses.

                  Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Certificates of deposit, bankers' acceptances and time deposits are eligible investments for each Fund as described in the Funds' Prospectuses, except that the National Municipal Bond Fund and California Municipal Bond Fund may not purchase time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' Acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of Deposit and Bankers Acceptances may only be purchased from domestic or foreign banks and financial institutions having total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches). Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Intermediate Bond and Blue Chip Master Portfolios and Asset Allocation Fund.

                  Instruments issued by foreign banks or financial institutions may be subject to investment risks that are different in some respects than the risks associated with instruments issued by those U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

                  Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

                  As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

                  Commercial Paper and Short-Term Notes. The investment policies of the Funds permit investment in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year.

                  Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization ("NRSRO") in the case of purchases by each Fund other than the Capital Income and U.S. Government Securities Funds, and A-1 or better by S&P, Prime-1 by Moody's or similarly rated by another NRSRO in the case of purchases by the Capital Income and U.S. Government Securities Funds; or if unrated, will be determined by Bank of America or Wellington Management to be of comparable quality under procedures established by the particular Board.

               Other Investment Companies. In connection with the management of their daily cash position, each Fund (including the Intermediate Bond and Blue Chip Master Portfolios) may invest in the securities of other investment companies (including money market mutual funds advised by Bank of America) whose investment objectives are consistent with those of the Fund. Each Fund is also permitted to invest the greater of 5% of their respective net assets or $2.5 million. As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro-rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Aggressive Growth Fund may also acquire shares of closed-end investment companies, including companies that invest in foreign issuers, but only in furtherance of its investment objective. The International Equity Fund may acquire shares of open and closed-end investment companies.

                  The 1940 Act generally prohibits each Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. In addition, no more than 10% of the outstanding voting stock of any one investment company may be owned in the aggregate by the Funds and any other investment company advised by the investment adviser or sub-adviser.


                  Repurchase Agreements. Each Fund is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Fund to resell such securities at a mutually agreed upon date and price. Repurchase agreements maturing in more than seven days are considered illiquid investments and investments in such repurchase agreements along with any other illiquid securities will not exceed 15% of the value of the net assets of each Fund. The Funds are not permitted to enter into repurchase agreements with

Bank of America, Wellington Management or their affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Fund or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser or sub-adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, a Fund would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  U.S. Government Obligations. Each Fund is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

                  Variable and Floating Rate Instruments. As described in their Prospectuses, the Aggressive Growth Fund, Short-Term Government, U.S. Government Securities, National Municipal Bond Fund, California Municipal Bond Fund, Asset Allocation Fund, Flexible Income Fund, International Equity Fund, Intermediate Bond Master Portfolio and Blue Chip Master Portfolio may acquire variable and floating rate instruments including with respect to the Asset Allocation Fund, Blue Chip and Intermediate Bond Master Portfolios, master demand notes. The actual yield on variable and floating rate instruments varies not only as a result of variations in the lives of the underlying securities, but also as a result of changes in prevailing interest rates. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by a Fund, Bank of America or Wellington Management will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to a 15% of net assets limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

               Municipal Securities. The U.S. Government Securities, Short-Term Government and Asset Allocation Funds and Intermediate Bond Master Portfolio may invest in Municipal Securities. The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue service such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                  Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax.

                  The U.S. Government Securities, Short-Term Government and Asset Allocation Funds and the Intermediate Bond Master Portfolio may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                  The California Municipal Bond, National Municipal Bond, U.S. Government Securities, Short-Term Government and Asset Allocation Funds and the Intermediate Bond Master Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Those Funds may also purchase tax-exempt commercial paper.

                  There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P, Fitch IBCA, Inc. ("Fitch IBCA") and Duff & Phelps Credit Rating Co.

("D&P") represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

                  An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

                  Information about the financial condition of issuers of Municipal Securities may be less available than about corporations, a class of whose securities is registered under the Securities Exchange Act of 1934.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the Fund's Prospectus under "Tax Information.") Proposals to further restrict or eliminate the tax benefits of municipal securities, while pending or if enacted, might materially adversely affect the availability of Municipal Securities for investment by the particular Fund and the liquidity and value of the Fund. In such an event, the particular Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution. Moreover, with respect to Municipal Securities issued by the State of California, Pacific Horizon cannot predict what legislation, if any, may be proposed in California.

                  Stand-By Commitments. The California Municipal Bond Fund and National Municipal Bond Fund may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a "stand-by commitment," a dealer agrees to purchase from the particular Fund, at the Fund's option, specified Municipal Securities at a specified price. "Stand-by commitments" acquired by a Fund may also be referred to in this Statement of Additional Information as "put" options.

                  The amount payable to the particular Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Fund only with the instrument involved.

                  The Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by a Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

                  Each Fund intends to obtain "stand-by commitments" only from dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

                  Each Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitments" which would be acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

                  Convertible Securities. The Capital Income Fund, Flexible Income Fund and International Equity Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities for a Fund, the investment adviser or sub-adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying stocks; the prices of the securities relative to other comparable securities and to the underlying stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund as to issuers; and whether the securities are rated by Moody's, S&P, D&P or Fitch IBCA and, if so, the ratings assigned.

                  The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates rise and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.

                  The Funds may convert Convertible Securities during periods when market conditions are unfavorable for their disposition or as a result of developments such as the issuer's call or a decline in the market liquidity for such Convertible Securities. The securities obtained upon the conversion may be retained for temporary periods of not greater than two months after conversion, and during such periods such securities will be considered to be Convertible Securities for purposes of complying with this policy. Conversions may also occur when necessary to permit orderly disposition of the investment (for example, where a more substantial market exists for the underlying security than for a relatively thinly traded Convertible Security) or when a Convertible Security reaches maturity or has been called for redemption.

                  Asset-Backed and Mortgage-Related Securities. The Short-Term Government Fund, Flexible Income Fund, Intermediate Bond Master Portfolio, Asset Allocation Fund and U.S. Government Securities Fund may purchase mortgage-backed securities representing an undivided interest in a pool of mortgages that are secured by entities, including but not limited to, the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the security, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

                  There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned, entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank, and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  The U.S. Government Securities Fund and Short-Term Government Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies, instrumentalities, or sponsored enterprises including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

                  The Flexible Income Fund, Asset Allocation Fund, Intermediate Bond Master Portfolio, Short-Term Government Fund and U.S. Government Securities Fund may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

                  The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset- backed securities. Also, although most of the obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

                  The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed as that for mortgage backed securities guaranteed by government agencies or instrumentalities. Bank of America intends to limit its purchases for the Flexible Income Fund of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

                  Zero Coupon Securities. The California Municipal Bond Fund and National Municipal Bond Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity.

                  The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interests rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).

                  Reverse Repurchase Agreements. As described in the Prospectuses, each Fund (except the Short-Term Government Fund) is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever a Fund enters into a reverse repurchase agreement, it will segregate liquid assets such as cash, U.S. Government securities or other liquid high grade securities having a value equal to the repurchase price (including accrued interest), and Bank of America or Wellington Management will subsequently continuously monitor the account for maintenance of such equivalent value. Each Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                  Options Trading. A Fund may, under certain circumstances and in accordance with investment limitations described in its prospectus, engage in options trading. Such options may relate to U.S. and foreign securities or to various stock indices. In addition, a Fund may acquire options relating to foreign currencies in order to hedge against changes in exchange rates. Such options may be traded on U.S. exchanges, over-the-counter, and on foreign exchanges to the extent permitted by law. The International Equity Fund may also invest in futures for the purposes of adjusting country exposure, hedging or income enhancement.

                  Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security, index or currency increases or decreases, the option buyer's risk is limited to the amount of the original premium paid for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security or amount of currency gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation the underlying security or currency amount at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or amount of currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Unlisted options are not subject to the protections afforded purchases of options listed by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Furthermore, it is the position of the staff of the SEC that over-the-counter options are illiquid. To the extent that a Fund invests in options that are illiquid (including over-the-counter options), such investment will be subject to the Fund's limitations on illiquid securities.

                  A Fund will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by the Fund. Any losses realized by a Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the options plus any transaction costs. A gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns.

                  In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

                  The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

                  If a Fund desires to sell a particular security it owns on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, a Fund will enter into a "closing purchase transaction" - the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index.

                  When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security if such security is owned by the Fund. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

                  As noted previously, there are several risks associated with transactions in options on securities, currencies and indices. For example, there are significant differences between the securities, currencies and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

                  Futures. The Funds may engage in futures contracts. The International Equity Fund may also invest in futures for the purposes of adjusting country exposure, hedging or income enhancement. A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made. A Fund may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by that Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

                  Successful use of futures contracts by a Fund is subject to Bank of America's or Wellington Management's ability to predict correctly movements in the direction of the stock market or interest rates. There are several risks in connection with the use of futures contracts by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

                  It is also possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Fund may decline. If this occurred, a Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movement in the cash market and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by Bank of America or Wellington Management may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

                  For additional information concerning Futures and options thereon, please see Appendix B to this Statement of Additional Information.

                  Options on Futures Contracts. The acquisition of put and call options on a futures contract will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

                  The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

                  The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

                  Interest Rate and Currency Swaps. Inasmuch as interest rate and currency swaps are entered into for hedging purposes or are offset by a segregated account as described below, the Flexible Income Fund and Bank of America believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Flexible Income Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or Standard & Poor's), or, if unrated, deemed by Bank of America to be of comparable credit quality, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Flexible Income Fund will not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by Bank of America. If there were a default by the other party to such a transaction, the Flexible Income Fund would have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standard swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

                  Foreign Investments. In considering whether to invest in the securities of a foreign company, Bank of America or Wellington Management considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

                  The U.S. Government Securities Fund, Short-Term Government Fund, Flexible Income Fund, Intermediate Bond Master Portfolio, Asset Allocation Fund and International Equity Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States. The Aggressive Growth Fund may invest up to 20% of its total assets, either directly, or indirectly through investments in American Depositary Receipts ("ADRs") and closed-end investment companies, in securities issued by foreign companies wherever organized. The Capital Income Fund may invest up to 15% of its total assets in Eurodollar Convertible Securities that are convertible into or exchangeable for foreign equity securities represented by listed ADRs. Interest and dividends on such Eurodollar securities are payable in U.S. dollars outside of the United States.

                  ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. The extent to which a Fund will be invested in foreign companies and ADRs will fluctuate from time to time within the limits stated in the Prospectuses depending on the investment adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

                  The International Equity Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The International Equity Fund and the Flexible Income Fund may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank and the European Investment Bank. The International Equity Fund also may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers and Euro bonds (bonds not issued in the country (and possibly currency of the country) of the issuer). The International Equity Fund's investments will be allocated among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with Bank of America's or Wellington

Management's assessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by Bank of America or Wellington Management in determining whether to increase or decrease the emphasis placed upon a particular type of security within the International Equity Fund.

                  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

                  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

               The expected introduction of a single currency, the European Currency Unit ("Euro"), on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro, and could adversely affect the value of securities held by the Funds.

                  Bonds of Supranational Entities. The Flexible Income Fund and International Equity Fund may invest in bonds of supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank. The risks associated with investments in foreign issuers are described above under "Foreign Investments." Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Asset Allocation, Blue Chip and Intermediate Bond Master Funds.

                  When-Issued Securities, Forward Commitments and Delayed Settlements. All Funds may agree to purchase securities on a "when-issued," and "forward commitment" basis. All Funds except for the Asset Allocation Fund, Intermediate Bond and Blue Chip Master Portfolios may agree to purchase securities on a "delayed settlement" basis. When a Fund agrees to purchase securities on a "when-issued," "forward commitment" or "delayed settlement" basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of a Fund will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Funds do not intend to engage in these transactions for speculative purposes but primarily in order to hedge against anticipated changes in interest rates. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser or sub-adviser to manage it may be affected in the event the forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of a Fund's assets.

                  A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

                  When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                  Securities Lending. The Aggressive Growth, Capital Income, U.S. Government Securities, Flexible Income, Asset Allocation and International Equity Funds and Blue Chip Master Portfolio may lend securities as described in their Prospectuses. Such loans will be secured by cash or securities of the U.S. Government and its agencies and instrumentalities, and additionally in the case of the Aggressive Growth Fund by an irrevocable letter of credit issued by a U.S. commercial bank that is a member of the Federal Reserve System or the Federal Deposit Insurance Corporation and has total assets in the excess of $1.5 billion. The collateral must be at all times equal to at least the market value of the securities loaned and is "marked to market" daily. The Fund will continue to receive interest or dividends on the securities it loans, and will also earn interest on the investment of any cash collateral. In the case of the Capital Income and U.S. Government Securities Funds, cash collateral may be invested in short-term U.S. Government securities, and in the case of the Aggressive Growth, International Equity and Flexible Income Funds, cash collateral may be invested in short-term U.S. Government securities, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. Additionally, the International Equity Fund may also invest cash collateral in U.S. Treasury notes. Although voting rights, or rights to consent, attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a fund if a material event affecting the investment is to occur.

                  Illiquid Securities. It is possible that unregistered securities purchased by a Non-Feeder Fund, in reliance upon Rule 144A under the Securities Act of 1933 (the "1933 Act") could have the effect of increasing the level of such Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

ADDITIONAL INFORMATION - FLEXIBLE INCOME FUND, CAPITAL INCOME FUND, NATIONAL MUNICIPAL BOND FUND AND CALIFORNIA MUNICIPAL BOND FUND

                  In general, investments in high yielding fixed-income securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in high yielding fixed-income securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed-income securities. Such high yielding securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. The Fund seeks to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower rated securities.

                  In seeking to attain the investment objective of the Fund, the investment adviser may consider both the relative risks and potential returns of higher-rated and lower-rated securities. As a result, the Fund may hold higher-rated fixed-income securities when the differential in return between lower-rated and higher-rated securities narrows and the investment adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in potential capital appreciation and yield. The relative proportions of the types of securities in the Fund may vary from time to time according to the prevailing and projected market and economic conditions and other factors.

ADDITIONAL INFORMATION - AGGRESSIVE GROWTH FUND

                  The selection of investments for the Aggressive Growth Fund is the result of a continuous study of trends in industries and companies, earning power, growth features and other investment criteria. Fund holdings will consist primarily of common stocks of companies that the investment adviser expects will experience above-average growth in earnings and price. Most of these companies will be smaller-capitalized organizations that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. The Aggressive Growth Fund's net asset value per share is subject to rapid substantial fluctuation because greater risk is assumed in order to seek maximum growth.

                  Securities owned by the Aggressive Growth Fund may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Aggressive Growth Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

                  Custodial Receipts and Participation Interest. Securities acquired by the California Municipal Bond Fund and National Municipal Bond Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts", "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero-Coupon Receipts." Participation interests that the California Municipal Bond Fund and National Municipal Bond Fund and the Flexible Income Fund may acquire give the Funds an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the SEC (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which each Fund may invest pursuant to guidelines approved by the particular Board. For certain participation interests, each Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of its participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

ADDITIONAL INFORMATION - ALL FUNDS

                  The investment adviser's or sub-adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by a Fund. The Funds may also invest in securities, interests or obligations of companies or entities which have a deposit, loan, commercial banking or other business relationship with Bank of America or any of its affiliates (including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by a Fund).

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

                  This summary does not purport to be a comprehensive description of all relevant facts. Although the Company has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Company. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved. While the Company has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

ECONOMIC FACTORS

                  FISCAL YEARS PRIOR TO 1995-96. Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions and growth of the largest General Fund Program - K-14 education, health, welfare and corrections -- at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as result of recent federal and State welfare reform initiatives.

                  As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had period of significant budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

                  Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire such deficits in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year Plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

                  Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

                  For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

1995-96 AND 1996-97 FISCAL YEARS

                  With the end of the recession, and a growing economy beginning in 1994, the State's financial condition improved markedly in the last two fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the SFEU to post a positive cash balance for only the second time in the 1990's, totaling $281 million as of June 30, 1997. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit borrowing has occurred over the end of these last two fiscal years.

                  In each of these two fiscal years, the State budget contained the following major features:

                  1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98. This new money allowed several new education initiatives to be funded, and raised K-12 per-pupil spending to around $4,900 by Fiscal Year 1996-97. See "STATE FINANCES"
- Proposition 98".

                  2. The Budgets restrained health and welfare spending levels, holding to reduced benefit levels enacted in earlier years, and attempted to reduce General Fund spending by calling for greater support from the federal government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal aliens. Some of these efforts were successful, and federal welfare reform also helped, but as a whole the federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were, however, filled by the strong revenue collections, which exceeded expectations.

                  3. General Fund support for the University of California and the California State University system grew by an average of 5.2 percent and 3.3 percent per year, respectively, and there were no increases in student fees.

                  4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however.

                  5. There were no tax increases, and starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renter's Tax Credit, first taken as a cost-saving measure during the recession, was continued.

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
                  As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (about $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. As a result, there was no dramatic increase in budget reserves, although the accumulated budget deficit from the recession years was finally eliminated in the past fiscal year.

1997-98 FISCAL YEAR

                  Background

                  On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion, and proposed expenditures of $50.3 billion, resulting in an anticipated budget reserve in the SFEU of about $550 million. The Proposed Budget included provisions for a further 10% cut in Bank and Corporation Taxes, which ultimately was not enacted by the Legislature.

                  At the time of the Department of Finance May Revision, released on May 14, 1997, the Department of Finance increased it revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy. Budget negotiations continued into the summer, with major issues to be resolved including final agreement on State welfare reform, an increase in State employee salaries and consideration of the tax cut proposed by the Governor.

                  In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, below, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.235 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97. In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. If approved by the Board of Control, the claim would become part of an annual claims bill in the 1998-99 Budget.

         FISCAL YEAR 1997-98 BUDGET ACT

                  Following the transfer of funds to the PERF, final agreement was reached within a few weeks on the welfare package and remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. Agreement was not finally reached at that time on one aspect of the budget plan, concerning the Governor's proposal for a comprehensive educational testing program.

                  On August 18, 1997, the Governor signed the Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and

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Special Funds. Approximately $200 million of this amount was restored in subsequent legislation passed before the end of the Legislative Session.

                  The Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14 billion), and $2.1 billion of expenditures from various Bond Funds. Subsequent to the Budget Act enactment, the State undertook its normal cash flow borrowing program by issuing $3 billion of Notes which mature June 30, 1998.

                  The following were major features of the 1997-98 Budget Act:

                  1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living- increase component of Proposition 98, and to extend the class size reduction and reading initiatives. See "STATE FINANCES Proposition 98.

                  2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brings funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

                  3. Continuing the third year of a four-year "compact" which the Administration had made with higher education units, funding from the General Fund for the University of California and the California State University system was increased by approximately 6 percent ($121 million and $107 million, respectively). There was no increase in student fees.

                  4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

                  5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

                  6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in general funds, already included in the federal FY 1997 and 1998 budgets, were included in the Budget Act, to offset incarceration costs for illegal aliens.

                  7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million. The Legislature has not made any decision on conformity of State tax laws to the recent federal tax reduction bill; a comprehensive review of this subject is expected to take place next year.

                  At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial

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
courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

                  The Department of Finance released updated estimates for the 1997-98 Fiscal Year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

PROPOSED 1998-99 FISCAL YEAR BUDGET

                  On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

                  Total General Fund expenditures for 1998-99 are recommended at $55.4 billion, an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments PERS v. Wilson (See "1997-98 Fiscal Year" above). The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level at June 30, 1998 PERS liability.

                  The Governor's Budget projects Special Fund revenues of $14.7 billion, and Special Fund expenditures of $15.2 billion, in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

                  THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

                  In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms

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and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

               In May 1996, a taxpayer action was filed against the City of San Diego ("San Diego") and the San Diego Convention Center Expansion Authority (the "Authority") challenging the validity of a lease revenue financing involving a lease (the "San Diego Lease") having features similar to the leases commonly used in California lease-based financings such as certificates of participation (the "Rider Case"). The Rider Case plaintiffs alleged that voter approval is required for the San Diego Lease (a) since the lease constituted indebtedness prohibited by Article XVI, Section 18 of the California Constitution without a two-thirds vote of the electorate, and (b) since San Diego was prohibited under its charter from issuing bonds without a two-thirds vote of the electorate, and the power of the Authority, a joint powers' authority, one of the members of which is San Diego, to issue bonds is no greater than the power of San Diego. In response to San Diego's motion for summary judgment, the trial court rejected the plaintiffs' arguments and ruled that the San Diego Lease was constitutionally valid and that the Authority's related lease revenue bonds did not require voter approval. The plaintiffs appealed the matter to the Court of Appeals for the Fourth District, which affirmed the validity of the San Diego Lease and of the lease revenue bond financing arrangements. The plaintiffs then filed a petition for review with the California State Supreme Court, and, on April 2, 1997, the Court granted the plaintiff's petition for review. A decision from the Supreme Court is expected to be decided within the 1998 calendar year.

CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS.

                  Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

                  REVENUE DISTRIBUTION. Certain Debt Obligations in the California Municipal Bond Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

                  HEALTH CARE LEGISLATION. Certain Debt Obligations in the California Municipal Bond Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

                  The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to MediCal beneficiaries in the future.

                  Under this approach, in most geographical areas of California, only those hospitals which enter into a MediCal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

                  California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

                  These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

                  MORTGAGES AND DEEDS. Certain Debt Obligations in the California Municipal Bond Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against

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
the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

                  Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

                  In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

                  Certain Debt Obligations in the California Municipal Bond Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

                  Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

                  PROPOSITION 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added
Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

                  Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

                  Legislation enacted by the California Legislature to implement
Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

                  PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

                  PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

                  Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98

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
also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

                  During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

                  PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

                  PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

                  1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

                  2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

                  3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

                  4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

                  5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

                  6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

                  7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

                  8. Permits these provisions to be amended exclusively by the voters of the State of California.

                  In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511 (Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

                  In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12
Cal.4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

                  Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

                  PROPOSITION 218. On November 5, 1996,the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

                  Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

                  Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

                  The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

                  Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

                  Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

                  PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

                  Other Investment Information. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of the California Municipal Bond Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

                  If Pacific Horizon's Board of Directors, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in California Municipal Bond Fund at the close of each quarter of the Fund's taxable year, the Board would re-evaluate the Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

OTHER INVESTMENT LIMITATIONS

                  A Fund's or Master Portfolio's investment objectives are non-fundamental and may be changed without a vote of shareholders. The prospectus for each Fund or Master Portfolio summarizes certain fundamental policies that may not be changed with respect to a Fund or Master Portfolio without the affirmative vote of the holders of the majority of the Fund's or Master Portfolio's outstanding shares (as defined below under "Additional Information - Miscellaneous"). Similarly, the following enumerated additional fundamental policies may not be changed with respect to each Fund or Master Portfolio or without such a vote of shareholders.

                  Each Fund of the Company or Master Portfolio of Master Trust may not:

                  1. Underwrite any issue of securities within the meaning of the Securities Act of 1933 (the "1933 Act") except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

                  2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

                  3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

                  4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

                  5. Make loans, except to the extent permitted by the 1940 Act.

                  6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

                  In addition, each Fund or Master Portfolio is subject to the following non-fundamental policies and limitations, which may be changed without the vote of shareholders:

                  Each Fund of the Company and Portfolio of the Master Trust may not:

                  1. Sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. For this purpose, a deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

                  2. Purchase securities of other investment companies except as permitted by the 1940 Act.

                  The National Municipal Bond Fund, Aggressive Growth Fund and California Municipal Bond Fund may not:

                  1. Purchase securities of companies for the purpose of exercising control.

                  The National Municipal Bond Fund, International Equity Fund, Flexible Income Fund, Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Fund, U.S. Government Securities Fund, Capital Income Fund and California Municipal Bond Fund may not:

                  1. Write or sell puts, calls, straddles, spreads or combinations thereof except that a Fund may acquire standby commitments and may enter into futures contracts and options in accordance with their investment objectives.

                                       ***

                  If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

                                       ***

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectuses. Additional information is contained below. The net asset value of each of the Feeder Funds is equal to such Fund's pro rata share of the total investments and other assets of its corresponding Master Portfolio, less any liabilities with respect to such Feeder Fund, including each Feeder Fund's pro rata share of the Master Portfolio's liabilities.

VALUATION OF THE AGGRESSIVE GROWTH FUND

                  Portfolio securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price obtained from NASDAQ. Securities not listed on an exchange or NASDAQ, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, using methods determined under the supervision of the Board of the Company. Valuation of options is described above under "Investment Objectives and Policies--Options Trading." Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF THE CALIFORNIA MUNICIPAL BOND FUND AND THE NATIONAL MUNICIPAL BOND FUND

                  The California Municipal Bond Fund's and National Municipal Bond Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service (the "Service") approved by the Board. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the California Municipal Bond Fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter, the Company assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF CAPITAL INCOME FUND, U.S. GOVERNMENT SECURITIES FUND, SHORT-TERM GOVERNMENT FUND, INTERNATIONAL EQUITY FUND, ASSET ALLOCATION FUND AND FLEXIBLE INCOME FUND

                  Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price or (if none is available) the mean between the current quoted bid and asked prices provided by investment dealers. Other securities and assets for which market quotations are not readily available are valued at their fair value using methods determined under the supervision of the particular Board. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such basis does not represent fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, a constant proportionate amortization of any discount or premium is assumed until maturity of the security.

                  A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely solely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the particular Board. Valuation of options is described above under "Investment Objectives and Policies - Options Trading."

VALUATION OF THE INTERMEDIATE BOND AND BLUE CHIP MASTER PORTFOLIOS

                  Except for debt securities held by the Intermediate Bond and Blue Chip Master Portfolios with remaining maturities of 60 days or less, assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price; (b) each unlisted security is valued at the last current bid price (or last current sale price, as applicable) obtained from NASDAQ; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. The Board of

Trustees of Master Trust has determined that the values obtained using the procedures described in (c) and (d) represent the fair values of the securities valued by such procedures. Most of these prices are obtained by PFPC, Inc. ("PFPC") from a service that collects and disseminates such market prices. Bid quotations for short-term money market instruments reported by such service are the bid quotations reported to it by major dealers in such instruments.

                 Valuation of options is described above under "Investment Objectives and Policies--Options Trading."

                  Debt securities held by the Intermediate Bond and Blue Chip Master Portfolios with remaining maturities of 60 days or less are valued on the basis of amortized cost, which provides stability of net asset value. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter Master Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Board of Trustees determines that amortized cost no longer represents fair value. Master Trust will monitor the market value of these investments for the purpose of ascertaining whether any such circumstances exist.

                  When approved by the Board of Trustees of Master Trust, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. These securities may include those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus might result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                  In the absence of an ascertainable market value, assets are valued at their fair value as determined using methods and procedures reviewed and approved by the Board of Trustees of Master Trust.

SUPPLEMENTARY PURCHASE INFORMATION - A SHARES

                  For the purpose of applying the Right of Accumulation or Letter of Intent privileges available to certain shareholders as described in the Prospectuses, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for a Fund's Exchange Privilege.

                  The computation of the hypothetical offering price per share of A Shares for each Fund based on the value of the California Municipal Bond, Aggressive Growth, U.S. Government Securities, Capital Income, Intermediate Bond, Blue Chip, Asset Allocation, Flexible Income, National Municipal Bond, Short-Term Government and International Equity Funds' net assets on February 28, 1998, and each Fund's A Shares outstanding on such date is as follows:


                                                             U.S.
                     California        Aggressive         Government          Capital         Intermediate      Blue Chip Fund
                     Municipal         Growth Fund        Securities        Income Fund         Bond Fund
                     Bond Fund                               Fund
                     ---------                               ----
Net Assets          $213,984,976       $218,607,479       $71,101,297       $391,142,965       $41,874,875       $288,256,185

Outstanding
Securities            28,026,050          9,654,371         7,465,492         22,641,045         4,322,374          9,640,840

Net Asset
Value Per
Share                      $7.64             $22.64             $9.52             $17.28             $9.69             $29.90

Sales
Charge, 4.50
percent of
offering
price (4.71
percent of
net asset
value per
share)                     $0.36              $1.07             $0.45              $0.81             $0.46              $1.41

Maximum
Offering
Price to
Public                     $8.00             $23.71             $9.97             $18.09            $10.15             $31.31




                        Asset            Flexible           National          Short-Term         International
                     Allocation        Income Fund       Municipal Bond       Government          Equity Fund
                        Fund                                 Fund               Fund
                        ----                                 ----               ----
Net Assets            $49,239,679       $37,105,146        $14,262,911        $32,685,244          $41,642,883

Outstanding
Securities              2,299,985         2,259,885          1,355,717          3,259,919            3,947,858

Net Asset
Value Per
Share                      $21.41            $16.42             $10.52             $10.03               $10.55

Sales
Charge, 4.50
percent of
offering
price (4.71
percent of
net asset
value per
share)                      $1.01             $0.77              $0.50              $0.47                $0.50

Maximum
Offering
Price to
Public                     $22.42            $17.19             $11.02             $10.50               $11.05


SUPPLEMENTARY REDEMPTION INFORMATION:  A, B AND K SHARES

                  A, B and K Shares in the Capital Income Fund, U.S. Government Securities Fund, California Municipal Bond Fund, Intermediate Bond Fund, Blue Chip Fund, Asset Allocation Fund, Flexible Income Fund, International Equity Fund, Short- Term Government Fund (A and B Shares Only) and National Municipal Bond Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge on B Shares) will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds (less any applicable contingent deferred sales charge on B Shares) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge on B Shares) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

                  To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  A, B and K Share investors in the U.S. Government Securities Fund, California Municipal Bond Fund, Flexible Income Fund and National Municipal Bond Fund redeeming by check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver Checks directly to the Transfer Agent, PFPC, P.O. Box 8968, Wilmington, Delaware 19899-8968, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. The Check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Funds' Prospectuses. After clearance, Checks will be returned to the investor.

                  Because dividends on the U.S. Government Securities Fund, California Municipal Bond Fund, Flexible Income Fund and National Municipal Bond Fund are declared daily, Checks should not be used to close an account, as a small balance is likely to result.

                  Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

SUPPLEMENTARY PURCHASE AND REDEMPTION INFORMATION:  ALL FUNDS

                  In General. As described in the Prospectuses, both A and B Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") K Shares may only be purchased by: (a) businesses or other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by PDI and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific

Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open; (d) accounts under Section 403(b)(7) of the Code, (e) deferred compensation plans under Section 457 of the Code and (f) certain other retirement plans. Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Funds and described in the respective Prospectuses. Purchase orders will be effected only on business days. SRF Shares of the Funds are available for the investment of retirement funds held in Eligible Retirement Accounts as described in the SRF Share Prospectus.

                  A Shares in each Fund are sold with a sales load, except for such exemptions as noted in the Prospectuses. The exemptions to the imposition of a sales load on A Shares are due to the nature of the investors and/or the reduced sales efforts that will be necessary in obtaining such investments. A Shares are also subject to a shareholder servicing fee. B Shares are sold without a front-end sales load, but are subject to a contingent deferred sales charge and an ongoing distribution and shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge, nor a contingent deferred sales charge. K Shares are subject to a distribution plan fee and an administrative and shareholder services fee. SRF Shares in each Fund are sold without a sales load. SRF Shares are subject to Shareholder Servicing fees. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

                  Persons or organizations wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

                  Initial purchases of A, B or K shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

                  The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. B Shares liquidated by the Transfer Agent as fees for custodial services to IRA accounts will not be subject to the contingent deferred sales charge. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

                  For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

                  All or a portion of the SRF Shares held in a Fund can be redeemed (sold) at any time. The redemption price will be the net asset value per share next determined following receipt by the Company of a shareholder's satisfactorily completed instructions. The value of an SRF Share upon redemption may be more or less than the value when purchased, depending upon the net asset value of an SRF Share of the Fund at the time of the redemption. Redemptions are subject to determination by the Company that the investment instruction form or the redemption request and other distribution documents, if any, are complete.

                  Payment for SRF Shares redeemed will normally be made to the custodian of the shareholder within one business day of receipt by the Company of redemption instructions, but in no event will payment be made more than seven days after receipt of redemption instructions except in the circumstances described below.

                  Exchange Privileges for A, B and K Shares. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their shares for like shares of another investment portfolio in the Pacific Horizon Family of Funds or for like shares of an investment portfolio of Time Horizon Funds. In addition, shareholders of the Funds may exchange B Shares for Pacific Horizon Shares of the Pacific Horizon Prime Fund without the payment of any contingent deferred sales charge at the time the exchange is made. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

                  Exchange transactions described in Paragraphs A, B, C, D, E, F and G below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

         A. A Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for other A Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of the Time Horizon Funds.

         B. B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, B Shares that have been acquired through an exchange of B Shares may be exchanged for other B Shares or for like shares of Time Horizon Funds without the payment of a contingent deferred sales charge at the time of exchange. Except as noted in C below, in determining the holding period for calculating the contingent deferred sales charge payable on redemption of B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

         C. B Shares may be exchanged for Y Shares of the Pacific Horizon Prime Fund ("Prime Shares") without paying a contingent deferred sales charge. At the time of such an exchange, a shareholder's holding period for calculating the contingent deferred sales charge payable on redemption of B Shares of a Fund will cease to accumulate. If the shareholder subsequently exchanges the shares back into B Shares of a Fund, the holding period accumulation on the shares will resume as of the time when the exchange was made into the Prime Shares. In the event that a shareholder wishes to redeem Prime Shares acquired by exchange for B Shares of a Fund, the contingent deferred sales charge applicable to the accumulated B Shares of a Fund holding period prior to the exchange into the Prime Shares will be charged.

         D. A or B Shares of any investment portfolio in the Pacific Horizon Family of Funds or like shares of the Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. A Shares purchased with a sales load or issued in connection with an exchange transaction involving A Shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load A or B Shares, as the case may be, of any other investment portfolio within 120 days of your redemption trade date. To accomplish an exchange transaction under the provisions of this paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

         E. A Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds that is offered without a sales load.

         F. A Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for A Shares in any other portfolio in the Pacific Horizon Family of Funds.

         G. K Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for other K Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of the Time Horizon Funds.

                  Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for A Shares of another investment portfolio in the Pacific Horizon Family or for like shares of the Time Horizon Funds which are sold with a sales load.

                  Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

                  Exchange Privileges for Eligible Retirement Accounts. SRF Shares held in any Fund may be exchanged for SRF Shares of any other Fund. SRF Shares held in any Fund may also be exchanged for A Shares in any other taxable, non-money market Fund offered by the Company or a Time Horizon Fund without incurring the front-end sales charge otherwise applicable on sales of A Shares ("Eligible Exchange Shares"). SRF Shares or Eligible Exchange Shares may be exchanged for Pacific Horizon Shares of the Pacific Horizon Prime Fund. Eligible Exchange Shares may be further exchanged for A Shares in any taxable, non- money market fund offered by the Company or a Time Horizon Fund without incurring the front-end sales charges otherwise applicable, or for SRF Shares offered by a Fund. SRF Shares or Eligible Exchange Shares held in an IRA account for which a Participant's surviving spouse is the beneficiary may continue to be exchanged for SRF Shares or A Shares as described above. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

                  The following transactions are examples of transactions that will interrupt the maintenance of Eligible Retirement Account status for a Participant's account and will terminate the account's ability to engage in the exchange privileges described above:

         1. SRF Shares or Eligible Exchange Shares held in an Eligible Pension or Profit Sharing Trust or a SEP IRA, which are transferred by the Participant into a personal rollover IRA, will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares;

         2. SRF Shares or Eligible Exchange Shares held in an IRA account for which a Participant's surviving beneficiary upon transfer out of the decedent's account is other than the Participant's spouse will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares; and

         3. SRF Shares or Eligible Exchange Shares which are liquidated in their entirety by the Participant into a Certificate of Deposit will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares.

                  Miscellaneous.  Certificates for shares will not be issued.

                  Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

                  A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent is a day on which the New York Stock Exchange is open for trading. In 1998, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                  The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The contingent deferred sales charge with respect to B Shares is not charged on involuntary redemptions. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

                  If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property.

                     ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL - ALL FUNDS

                  Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities in the case of the California Municipal Bond Fund and the National Municipal Bond Fund) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

                  Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income, if any, and 90% of its tax-exempt income, if any, net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest, and net short-term capital gains (the excess of net short-term capital gain over net long-term capital loss, if any), subject to certain adjustments and excluding the excess of net long-term capital gain for the taxable year over the net short-term capital loss for such year, if any. Each Fund will be taxed on its undistributed investment company taxable income, if any. As stated, each Fund of the Company intends to distribute at least 90% of its investment company taxable income, if any, for each taxable year. To the extent such income is distributed by a Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

                  Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held Fund shares and whether such gain is received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for longer than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to those shares.

                  Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gain is taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.


                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of net capital gain over net capital loss). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                  The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company that they are not subject to backup withholding or that they are "exempt recipients."

                  At February 28, 1998, the U.S. Government Securities Fund had capital loss carryovers of $9,126,726 of which $7,462,810, will expire in fiscal 2003 and $1,663,916 will expire in fiscal 2005; and the Flexible Income Fund had capital loss carryovers of $6,284,642 of which $5,401,993 and $882,649 will expire in fiscal 1999 and 2003, respectively. To the extent provided by the regulations of the Code, these capital loss carryovers will be used to offset future net realized gains on securities transactions. As such, it is probable that the gains so offset will not be distributed to shareholders.

FEDERAL - CALIFORNIA MUNICIPAL BOND FUND AND NATIONAL MUNICIPAL BOND FUND

                  The California Municipal Bond Fund's and National Municipal Bond Fund's policy is to pay each year as exempt- interest dividends substantially all the Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by such Fund during its taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the particular Fund for such year. In order for a Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of such Fund's assets must consist of exempt-interest obligations.

                  Exempt-interest dividends may be treated by shareholders of the Funds as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders.

                  A percentage of the interest on indebtedness incurred by a shareholder to purchase or carry shares, equal to the percentage of the total non-capital gain dividends distributed during the shareholder's taxable year that are exempt-interest dividends, is not deductible for federal income tax purposes. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

                  As discussed in the Prospectus for the California Municipal Bond Fund, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by shareholders as an item of tax preference for purposes of determining possible liability for the Federal alternative minimum tax applicable to individuals and corporations and the environmental tax applicable to corporations. The alternative minimum tax rate for individuals is 26-28% and for corporations is 20%. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified alternative minimum taxable income over $2,000,000.

                  Income itself exempt from federal income taxation may be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

STATE - CALIFORNIA MUNICIPAL BOND FUND

                  As a regulated investment company, the California Municipal Bond Fund (the "Fund") will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of the Fund's taxable income (including interest income on California Municipal Securities for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

                  If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The Fund may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

                  Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

                  In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes
- Federal - California Municipal Bond Fund" above.

                  To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gains dividends for federal income tax purposes. See "Additional Information Concerning Taxes - Federal - All Funds" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

                  The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

TAXATION OF THE MASTER PORTFOLIOS

                  Management of the Master Portfolios corresponding to each of the Feeder Funds intends for each Master Portfolio to be treated as a partnership (or, in the event that a Feeder Fund is the sole investor in a Master Portfolio, as an agent or nominee) rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a partnership (or an agent of nominee) under the Code, any interest, dividends, gains and losses of the Master Portfolios will be deemed to have been reported as income/loss (i.e., "passed through") to their investors, regardless of whether any amounts are actually distributed by the Master Portfolios.

                  Each investor in a Master Portfolio will be taxed on its share (as determined in accordance with the governing instruments of the particular Master Portfolio) of the Master Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Master Portfolio.

OTHER INFORMATION

                  Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

                  Except as noted above with respect to California state personal income taxation of dividends paid by the California Municipal Bond Fund, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                  The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.


                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY

         The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                                 Position with
Name and Address                       Age       Company             Principal Occupations
----------------                       ---       -------             ---------------------
William P. Carmichael                  53        Director            Senior Vice President, Sara Lee
808 S. Garfield                                                      Corporation (1991 to 1993); Treasurer,
Hinsdale, IL  60521                                                  Senior Vice President and Chief Financial
                                                                     Officer, Beatrice Company (1987 to
                                                                     1990); Trustee, Time Horizon Fund
                                                                     (registered investment company) (since
                                                                     1995) Trustee, Pacific Innovations Trust
                                                                     (since 1997) (registered investment
                                                                     company); Trustee, 231 Funds (1993 to
                                                                     1995) (registered investment company).

Edward S. Bottum                       63        Director            Managing Director, Chase Franklin
C/o Chase Franklin Corporation                                       Corporation (venture capital firm) (since
100 S. Wacker Drive                                                  1990); Trustee, Time Horizon Funds (since
Suite 1140                                                           1995); Trustee and Chairman, Pacific
Chicago, IL  60606                                                   Innovations Trust (since 1997) (registered
                                                                     investment company ); formerly Vice
                                                                     Chairman of Continental Bank N.A. (retired
                                                                     1990); formerly Trustee, 231 Funds
                                                                     (February 1993 to August 1995).

Robert E. Greeley                      66        Director            Chairman, Page Mill Asset Management (a
Page Mill Asset Management                                           private investment company) (since 1987);
433 California Street                                                Manager, Morgan Grenfell Small Cap Fund
Suite 900                                                            (since 1986); Trustee, Master Investment
San Francisco, CA 94104                                              Trust Series I (registered investment
                                                                     company) (since 1993), former Trustee,
                                                                     Master Investment Trust, Series II
                                                                     (registered investment company) (1993-
                                                                     1997), Trustee, Time Horizon Funds
                                                                     (registered investment company) (since
                                                                     1995); Trustee and President, Pacific
                                                                     Innovations Trust (since 1996)
                                                                     (registered investment

                                                 Position with
Name and Address                       Age       Company             Principal Occupations
----------------                       ---       -------             ---------------------
                                                                     company); formerly Director, Bunker Hill
                                                                     Income Securities, Inc. (from 1989 to
                                                                     1994); Trustee, SunAmerica Fund Group
                                                                     (previously Equitec Siebel Fund Group)
                                                                     (registered investment companies) (from
                                                                     1984 to 1992); formerly Director,
                                                                     Manager, Corporate Investments, Hewlett
                                                                     Packard Company (from 1979 to 1991).

Thomas M. Collins;                     63        Director            Of counsel, law firm of McDermott &
225 S. Lake Avenue                                                   Trayner; Partner of the law firm of
Suite 410                                                            Musick, Peeler &Garrett (until April,
Pasadena, CA 91101-3005                                              1993); Chairman of the Board and Trustee,
                                                                     Master Investment Trust, Series I
                                                                     (registered investment company) (since
                                                                     1993); President and Chairman of the
                                                                     Board of Pacific Horizon Funds, Inc.
                                                                     (1982 to August 31, 1995); Member, Fund
                                                                     Directions Advisory Board (since July
                                                                     1993); former Chairman of the Board and
                                                                     Trustee, Master Investment Trust, Series
                                                                     II (registered investment company) 1993
                                                                     to April 1997; former Director, Bunker
                                                                     Hill Income Securities, Inc. (registered
                                                                     investment company) through 1991.

Douglas B. Fletcher                    73        Vice Chairman of    Chairman of the Board and Chief Executive
Fletcher Capital Advisors                        the Board           Officer, Fletcher Capital Advisors,
Incorporated                                                         Incorporated, (registered investment
4 Upper Newport Plaza                                                advisor) 1991 to date; Director, FCA
Suite 100,                                                           Securities, Inc. (registered
Newport Beach, CA 92660-2629                                         broker/dealer) 1996 to date; Partner,
                                                                     Newport Partners (private venture
                                                                     capital firm), 1981 to date; Chairman of
                                                                     the Board and Chief Executive Officer,
                                                                     First Pacific Advisors, Inc. (registered
                                                                     investment adviser) and seven

                                                 Position with
Name and Address                       Age       Company             Principal Occupations
----------------                       ---       -------             ---------------------
                                                                     investment companies under its
                                                                     management, prior to 1983; former Allied
                                                                     Member, New York Stock Exchange;
                                                                     Chairman of the Board of FPA Paramount
                                                                     Fund, Inc. through 1984; Chairman, TIS
                                                                     Mortgage Investment Company (real estate
                                                                     investment trust) (since 1988); Trustee
                                                                     and a former Vice Chairman of the Board,
                                                                     Claremont McKenna College; Chartered
                                                                     Financial Analyst.

Cornelius J. Pings*                    69        Chairman of the     President, Association of American
480 S. Orange Grove Blvd.                        Board and           Universities, (February 1993 to June 1998);
#6                                               President           Provost (from 1982 to January 1993) and
Pasadena, CA 91105                                                   Senior Vice President for Academic Affairs
                                                                     (from 1981 to January 1993), University of
                                                                     Southern California; Trustee, Master
                                                                     Investment Trust, Series I (since 1995);
                                                                     former Trustee, Master Investment Trust,
                                                                     Series II (from 1995 to 1997); Director,
                                                                     Farmers Group, Inc. (insurance company)
                                                                     (since 1991).

Stephen M. Wynne                       41        Vice President      Executive Vice President and Chief
Executive Vice President,                                            Accounting Officer (since 1993) and Senior
PFPC Inc.                                                            Vice President and Chief Accounting
400 Bellevue Parkway                                                 Officer (1991 to 1993), PFPC Inc.;
Wilmington, DE  19809                                                Executive Vice President, PFPC
                                                                     International (since 1995); Vice President
                                                                     and Chief Accounting Officer, PNC
                                                                     Institutional Management Corp. (since 1987).

----------
* Dr. Pings is an "interested director" of the Company as defined in the 1940 Act.

                                                 Position with
Name and Address                       Age       Company             Principal Occupations
----------------                       ---       -------             ---------------------
Jay F. Nusblatt                        36        Treasurer           Vice President and Director of Fund
Vice President, PFPC Inc.                                            Accounting and Administration, PFPC Inc.
103 Bellevue Parkway                                                 (since 1993); formerly Assistant Vice
Wilmington, DE  19809                                                President, Fund/Plan Services, Inc. (1989 to 1993).

W. Bruce McConnel, III                 54        Secretary           Partner of the law firm of Drinker
1345 Chestnut Street                                                 Biddle & Reath LLP.
Philadelphia National Bank Building,
Suite 1100
Philadelphia, PA 19107

Gary M. Gardner                        46        Assistant           Chief Counsel-Mutual Funds, PNC Bank
Chief Counsel-Mutual Funds,                      Secretary           (since 1994); Associate General Counsel,
PNC Bank                                                             The Boston Company, Inc. (1992 to 1994);
1600 Market Street,                                                  General Counsel, SunAmerica Asset
28th Fl.                                                             Management Inc. (1986 to 1992).
Philadelphia, PA  19103.

J. Robert Dugan                        32        Assistant           Counsel-Mutual Funds, PNC Bank (since
Counsel-Mutual Funds,                            Secretary           1993); Associate, Drinker Biddle & Reath
PNC Bank                                                             LLP (1990 to 1993).
1600 Market Street
28th Fl.
Philadelphia, PA  19103

----------
*        "Interested Person" as defined in the Investment Company Act of 1940.
Mr. Pings is an "interested" person solely by reason of his position as President of the Company.

                  The Board has an audit committee, contract review committee, nominating committee and a valuation committee. The audit committee is responsible for reviewing the results of the audit of the Company by its independent public accountant. The contract review committee is responsible for reviewing the performance of the Company's service providers in connection with the renewal of the Company's service contracts. The nominating committee is responsible for reviewing the credentials of proposed nominees for the Company's Board and for selecting and nominating those directors who are not "interested persons" (as defined in the 1940 Act) of the Company. The valuation committee is responsible for handling issues arising out of the pricing of securities.

                  Each director is entitled to receive an annual fee of $50,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $40,000 per annum for his services as Chairman of the Board; each member of a Committee of the Board is entitled to receive

$1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. Each Director is also reimbursed for out-of-pocket expenses incurred as a Director. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

                  For the fiscal year ended February 28, 1998, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $393,644. Of that amount, $3,358, $3,250, $1,131, $5,020,
$999, $12,968, $11,226, $5,207, $317, $374 and $6,138 of directors' compensation were allocated to the Aggressive Growth, California Municipal Bond, U.S. Government Securities, Capital Income, Intermediate Bond, Blue Chip, Asset Allocation, Flexible Income, Short-Term Government, International Equity and National Municipal Bond Funds, respectively. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

                  Under the retirement plan approved by the Board of Directors, including a majority of its Directors who are not "interested persons" of the Company, a Director in office for the entire period from February 28, 1994 to March 18, 1998 who dies or resigns is entitled to receive ten annual payments each equal to the greater of (i) the "Applicable Percentage" set forth below of the annual Director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) the Applicable Percentage of the annual Director's retainer then in effect for Directors of the Company during the year of such payment:

            Years of Service
         after February 28, 1994            Applicable Percentage*
         -----------------------            ----------------------
         Fewer than 5                                   0**
         5 but fewer than 6                            50
         6 but fewer than 7                            60
         7 but fewer than 8                            70
         8 but fewer than 9                            80
         9 but fewer than 10                           90
         10 or more                                   100

----------
* For service that includes a fractional year, a Director's years of service is rounded to the nearest quarter of a year of service, and the Director's Applicable Percentage is rounded to the nearest 0.25%.

** A Director who either resigns in good standing or dies before completing five years of service as a director is assigned an Applicable Percentage of 50 percent.

                  Such Director is also entitled to receive an additional retirement benefit following his death or resignation equal to an additional percentage of the annual Director's retainer described above in this paragraph. The additional percentage equals one-half of the difference between 100 percent and the Director's Applicable Percentage. The Director's additional retirement benefit is paid at the same time and in the same manner as the regular retirement benefit. The amount payable each year to a Director who dies or resigns is increased by $1,000 for each year of service that the Director served as Chairman of the Board since the Company's inception in 1982. The retirement benefit in which a Director has become vested may not be reduced by later Board action.

                  In lieu of receiving ten annual payments, a Director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits to be paid by the Company within 45 days of the death or resignation of the Director. The present value of such benefits shall be calculated (i) based on the retainer that was payable by the Company during the year of the Director's death or resignation (and not on any retainer payable to Directors thereafter), and (ii) using the interest rate in effect as of the date of the Director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans.

                  The obligation of the Company to pay benefits to a former Director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a Director (or former Director) other than by will, by the laws of descent and distribution, or by the Director's written designation of a beneficiary.

TRUSTEES AND OFFICERS OF MASTER INVESTMENT TRUST, SERIES I

                  The trustees and officers of Master Trust, their addresses, age, and principal occupations during the past five years are:

                                                 Position with
Name and Address                       Age       Company                 Principal Occupations
----------------                       ---       -------                 ---------------------
Thomas M. Collins;                     63        Chairman of the         See "Directors and Officers of the
225 S. Lake Avenue                               Board                   Company."
Suite 410
Pasadena, CA 91101-3005

Michael Austin                         62        Trustee of Master       Chartered Accountant; Trustee, Master
Victory House, Nelson Quay                       Trust                   Investment Trust, Series II (1993 to
Governor's Harbour                                                       February 1997); Retired Partner, KPMG Peat
Grand Cayman                                                             Marwick LLP.
Cayman Islands
British West Indies

                                                 Position with
Name and Address                       Age       Company                 Principal Occupations
----------------                       ---       -------                 ---------------------
Robert E. Greeley                      66        Trustee of Master       See "Directors and Officers of the
Page Mill Asset Management                       Trust                   Company."
433 California Street
Suite 900
San Francisco, CA 94104

Robert A. Nathane*                     71        Trustee of Master       Retired President, Laird Norton Trust
1200 Shenandoah Drive East                       Trust                   Company, Chairman of the Board of
Seattle, WA  98112                                                       Advisors, Phoenix Venture Funds; Former
                                                                         Trustee, Seafirst Retirement Funds (until
                                                                         June 1997); Trustee, Master Investment
                                                                         Trust, Series II (1993 to February 1997);
                                                                         former Supervisor, Collective Investment
                                                                         Trust for Seafirst Retirement Accounts;
                                                                         former Trustee, First Funds of America
                                                                         (registered investment companies).

Cornelius J. Pings*                    69        Trustee of Master       See "Directors and Officers of the
Association of American                          Trust                   Company."
Universities
1200 New York Avenue, NW
Suite 550
Washington, DC 20005

Monroe Haegele                         53        President of            CEO of Provident Distributors, Inc. (since
Provident Distributors, Inc.                     Master Trust            1993); formerly Vice Chairman of PNC
Four Falls Corporate Center                                              Institutional Management Corp. (PIMC)
6th floor                                                                (1990 to 1992);formerly Partner in The Hay
West Conshohocken, PA 19428                                              Group (1981 to 1986); formerly Senior Vice
                                                                         President at First Pennsylvania Company
                                                                         (1978 to

----------
* Mr. Nathane is and "interested trustee" of Master Trust I as defined in the 1940 Act.

* Dr. Pings is an "interested director" of the Company as defined in the 1940 Act.

                                                 Position with
Name and Address                       Age       Company                 Principal Occupations
----------------                       ---       -------                 ---------------------
                                                                         1981); formerly Vice President at
                                                                         Chase Manhattan Bank (1974 to 1978).

Stephen M. Wynne                       42        Vice President of       See "Directors and Officers of the
Executive Vice President,                        Master Trust            Company."
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

J. Fergus McKeon                       38        Treasurer of            General Manager, PFPC International (since
80 Harcourt Street                               Master Trust            1993); formerly Chief Accountant, SBC-ISL
Dublin, Ireland                                                          (1990-1993).

Jay F. Nusblatt                        36        Assistant               See "Directors and Officers of the
Vice President, PFPC Inc.                        Treasurer of            Company."
103 Bellevue Parkway                             Master Trust
Wilmington, DE  19809

Robert Kelly                           29        Assistant               Accounting Manager, PFPC International
80 Harcourt Street                               Treasurer of            (since 1996); Accountant, Oppenheimer
Dublin, Ireland                                  Master Trust            Funds Inc. (1992 to 1996).

W. Bruce McConnel, III                 55        Secretary of            See "Directors and Officers of the
1345 Chestnut Street                             Master Trust            Company."
Philadelphia National Bank Building,
Suite 1100
Philadelphia, PA 19107

Gary M. Gardner                        46        Assistant               See "Directors and Officers of the
Chief Counsel-Mutual Funds,                      Secretary of            Company."
PNC Bank                                         Master Trust
1600 Market Street,
28th Fl.
Philadelphia, PA  19103.

J. Robert Dugan                        32        Assistant               See "Directors and Officers of the
Counsel-Mutual Funds,                            Secretary of            Company."
PNC Bank                                         Master Trust
1600 Market Street
28th Fl.

                                                 Position with
Name and Address                       Age       Company                 Principal Occupations
----------------                       ---       -------                 ---------------------
Philadelphia, PA  19103

----------
* Mr. Nathane is an "interested trustee" of Master Trust as defined in the 1940 Act.

         Each trustee receives an aggregate annual fee of $3,000 ($5,000 in the case of any trustee who is not also a Director or Trustee of a feeder fund of one of the portfolios of Master Trust) plus $500 per day for each travel day and each day of a Board or committee meeting attended, for his services as trustee of each of Master Trust. Each trustee is also reimbursed for out-of-pocket expenses incurred as a trustee. For its fiscal year ended February 28, 1998, Master Trust paid or accrued for the account of its trustees as a group for services in all capacities a total of $72,180; of that amount, $5,177, $19,305, and $48,198 were allocated to the Master Portfolios corresponding to the Asset Allocation, Intermediate Bond and Blue Chip Funds, respectively (prior to June 23, 1997 the Asset Allocation Fund operated as part of a master-feeder structure and invested all of its respective assets in the Asset Allocation Master Portfolio). The trustee's fees and reimbursements are allocated among all of Master Trust's portfolios based on their relative net asset values. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to Master Trust.

                  The following table sets forth (i) the aggregate compensation paid by the Company for the fiscal year ended February 28, 1998 to the Directors and (ii) the aggregate compensation paid to such Directors for services on the Company's Board and that of all other funds in the "Fund Complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

====================================================================================================================================
NAME OF PERSON/ POSITION           AGGREGATE                PENSION OR                ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                                   COMPENSATION FROM        RETIREMENT BENEFITS       BENEFITS UPON          REGISTRANT AND FUND
                                   THE COMPANY              ACCRUED AS PART OF        RETIREMENT             COMPLEX(2) PAID TO
                                                            FUND EXPENSES(1)                                      DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward S. Bottum (3)               Not Applicable           Not Applicable            Not Applicable               $29,125

------------------------------------------------------------------------------------------------------------------------------------
William P. Carmichael (3)          Not Applicable           Not Applicable            Not Applicable               $27,625

------------------------------------------------------------------------------------------------------------------------------------
Thomas M. Collins(4)                      $46,750                  $16,199                   $50,500               $53,500
Director
------------------------------------------------------------------------------------------------------------------------------------
Douglas B. Fletcher                       $36,750                  $23,195                   $37,500               $36,750
Vice Chairman of the Board
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Greeley(5)                      $36,750                  $16,220                   $37,500               $72,750
Director
------------------------------------------------------------------------------------------------------------------------------------
Kermit O. Hanson                          $35,750                  $28,422                   $   *  (6)            $40,250
Director
------------------------------------------------------------------------------------------------------------------------------------
Cornelius J. Pings(4)                     $69,250                  $26,984                   $40,500               $81,892
President and Chairman of
the Board
====================================================================================================================================

----------

(1) For the fiscal year ended February 28, 1998, the Company accrued on the part of all of the directors an aggregate of $284,393 in retirement benefits.

(2) The "Fund Complex" consists of the Company, Master Trust, Time Horizon Funds, Pacific Innovations Trust and Seafirst Retirement Funds (which were merged into the Company on June 23, 1997). Fees from the Time Horizon Funds are for the period from March 1, 1997 to February 28, 1998.

(3) Messrs. Bottum and Carmichael currently serve as Trustees of the Pacific Innovations Trust and Time Horizon Funds.

(4)      Mr. Collins and Dr. Pings also serve as Trustee for Master Trust.

(5) Mr. Greeley currently also serves as Trustee for the Time Horizon Funds, Pacific Innovations Trust and Master Trust.

(6)      Mr. Hanson served as Director until July 1, 1998. On July 1, 1998:
Mr. Hanson was entitled to retirement benefits of $170,995 (0.002%), $53,533 (0.002%), $7,516 (0.002%), $8,456 (0.002%), $12,527 (0.002%), $25,054 (0.002%),
$1,253 (0.002%), $626 (0.002%), $1,253 (0.002%), $626 (0.002%), $313 (0.002%),
$3,758 (0.002%), $1,253 (0.002%), $626 (0.002%), $1,253 (0.002%), $626 (0.002%),
$313 (0.002%), $3,758 (0.002%), $6,890 (0.002%), $4,384 (0.002%), $3,758
(0.002%), $11,588 (0.002%) and $626 (0.001%) from the Prime, Treasury, Treasury
Only, Government, Tax-Exempt Money, California Tax-Exempt Money Market, Intermediate Bond, Corporate Bond, U.S. Government Securities, Short-Term Government, National Municipal Bond, California Tax- Exempt Bond, Capital Income, Asset Allocation, Aggressive Growth, Blue Chip and International Equity Funds, respectively. Bank of America has agreed to reimburse the Company $100,136 in the aggregate relating to these benefits.

INVESTMENT ADVISER

                  Bank of America serves as investment adviser to each Fund of the Company. Bank of America was the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since the commencement of its operations. As described in the Prospectuses, the Feeder Funds have not retained the services of an investment adviser because they seek to achieve their investment objectives by investing all their assets in their corresponding Master Portfolio. In the Investment Advisory Agreements with the Company and Master Trust, Bank of America has agreed to provide investment advisory services as described in each Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds. In rendering its advisory services, Bank of America may utilize officers from one or more of the departments of Bank of America which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly owned subsidiaries and other affiliates of Bank of America or its subsidiaries and other affiliates of Bank of America or its parent corporation. In addition, the agreement provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation; provided such employees are under the management of Bank of America.

                  On April 13, 1998, BankAmerica Corporation ("BankAmerica") and NationsBank Corporation ("NationsBank") announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by the end of 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

                  For the services provided and expenses assumed pursuant to the investment advisory agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rates of .25% of the average daily net assets of the Short-Term Government Fund; .30% of the net assets of the Intermediate Bond Master Portfolio and California Municipal Bond Fund; .35% of the net assets of each of the National Municipal Bond Fund and U.S. Government Securities Fund; .40% of the net assets of the Asset Allocation Fund; .45% of the net assets of each of the Capital Income Fund and Flexible Income Fund; .50% of the net assets of the Blue Chip Master Portfolio; .60% of the net assets of the Aggressive Growth Fund; and .75% of the net assets of the International Equity Fund for the services provided and expenses assumed pursuant to the particular Investment Advisory Agreement. From time to time, Bank of America may voluntarily waive fees or reimburse a particular Fund for expenses. Prior to June 3, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.45%, 0.75% and 0.55% of the respective average daily net assets of the Intermediate Bond, Blue Chip and Asset Allocation Master Portfolios. Prior to October 28, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.40% of the daily net assets of the California Municipal Bond Fund.

                  For the fiscal years indicated, the following advisory fees (net of waivers) were paid or payable to Bank of America by the Aggressive Growth, California Municipal Bond, Capital Income, U.S. Government Securities Funds, International Equity Fund and Short-Term Government Fund as follows:

                                                ---------------------------------------------------------------------
                                                 Year ended                  Year ended                  Year Ended
                                                February 28,                February 28,                February 29,
                                                    1998                        1997                        1996
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                           $1,239,141                  $1,239,652                  $  935,275

---------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund                   $  828,272                  $  857,206                  $  584,994

---------------------------------------------------------------------------------------------------------------------
Capital Income Fund                              $1,637,658                  $1,220,622                  $  992,349

---------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                  $  257,392                  $  283,471                  $  269,498

---------------------------------------------------------------------------------------------------------------------
International Equity Fund                        $  232,581                  $   48,128(1)                      N/A

---------------------------------------------------------------------------------------------------------------------
Short-Term Government Fund                       $   64,249                  $   12,022(2)                      N/A

---------------------------------------------------------------------------------------------------------------------

(1) Period from September 1, 1996 to February 28, 1997. For the period from May 13, 1996 (inception date) to August 31, 1996, the International Equity Master Portfolio paid $0 in advisory fees (net of waivers) to Bank of America.

(2)      Period from August 2, 1996 (inception date) to February 28, 1997.

                  For the fiscal years indicated, Bank of America waived advisory fees with respect to the Aggressive Growth, California Municipal Bond, Capital Income, U.S. Government Securities, International Equity and Short-Term Government Funds as follows:

                                                 -------------------------------------------------------------------
                                                  Year ended                 Year ended                  Year ended
                                                 February 28,               February 28,                February 29,
                                                     1998                       1997                        1996
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                             $      0                   $      0                    $      0

--------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund                     $194,717                   $244,720                    $234,006

--------------------------------------------------------------------------------------------------------------------
Capital Income Fund                                $      0                   $      0                    $      0

--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                    $211,393                   $134,763                    $ 41,779

--------------------------------------------------------------------------------------------------------------------
International Equity Fund                          $232,580                   $ 56,931(1)                      N/A(1)

--------------------------------------------------------------------------------------------------------------------
Short-Term Government Fund                         $ 64,249                   $ 12,022(2)                      N/A

--------------------------------------------------------------------------------------------------------------------

(1) Period from September 1, 1996 to February 28, 1997. For the period from May 13, 1996 (inception date) to August 31, 1996, Bank of America waived advisory fees of $8,262 with respect to the International Equity Master Portfolio.

(2)      Period from August 2, 1996 (inception date) to February 28, 1997.

                  Except as noted below, for the fiscal years indicated Bank of America waived its entire advisory fee with respect to the Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Fund (Asset Allocation Master Portfolio for periods prior to June 23, 1997) and National Municipal Bond Fund (Municipal Master Portfolio for periods prior to July 1,
1996) as follows:

                                        -------------------------------------------------------------------
                                          Year ended              Year ended                 Year ended
                                         February 28,            February 28,               February 29,
                                             1998                    1997                       1996
-----------------------------------------------------------------------------------------------------------
Intermediate Bond Master                $  466,254(1)           $  428,287(2)                $  296,136
Portfolio
-----------------------------------------------------------------------------------------------------------
Blue Chip Master Portfolio              $3,362,041(1)           $2,701,648(2)                $1,574,388(3)

-----------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   $  650,191(1)           $1,046,406(2)                $  913,660(3)

-----------------------------------------------------------------------------------------------------------
National Municipal Bond Fund(4)         $   48,653(1)           $   34,135(2)                $   24,739
-----------------------------------------------------------------------------------------------------------

(1) For the fiscal year ended February 28, 1998, Bank of America waived $248,915, $262,519 and $48,653 in advisory fees with respect to the Intermediate Bond Master Portfolio, Blue Chip Master Portfolio and National Municipal Bond Fund, respectively. Prior to June 23, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Master Portfolio. On June 23, 1997, the Asset Allocation Fund withdrew its assets from the Asset Allocation Master Portfolio and invested them directly in investment securities. For the period from March 1, 1997 to June 23, 1997 the Asset Allocation Master Portfolio paid advisory fees of $58,038 and Bank of America waived advisory fees of $302,575.

(2) For the fiscal year ended February 28, 1997, Bank of America waived $256,439, $961,001, $735,797 and $0 in advisory fees with respect to the Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and National Municipal Bond Fund.

(3) For the fiscal year ended February 29, 1996, Bank of America waived $1,164,328 and $720,259, respectively, in advisory fees with respect to the Blue Chip Master Portfolio and Asset Allocation Master Portfolio.

(4) Prior to July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. On July 1, 1996, the National Municipal Bond Fund withdrew assets from the Municipal Master Portfolio and invested them directly in investment securities. For the period from March 1, 1996 to June 30, 1996 the Municipal Master Portfolio paid advisory fees of $0 and Bank of America waived advisory fees of $14,997.

                  Additionally, for the fiscal years indicated, Bank of America and/or BISYS assumed certain operating expenses of the Intermediate Bond Fund, Blue Chip Fund, Asset Allocation Fund, Municipal Master Portfolio, National Municipal Bond Fund, U.S. Government Securities Fund, Flexible Income Fund, International Equity Fund, and Short-Term Government Fund as follows:


                                             ----------------------------------------------------------------
                                               Year ended              Year ended               Year ended
                                              February 28,            February 28,             February 29,
                                                  1998                    1997                     1996
-------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                         $      0                 $146,716                 $      0

-------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                 $      0                 $      0                 $      0

-------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                          $      0                 $ 31,598                 $      0

-------------------------------------------------------------------------------------------------------------
Municipal Master Portfolio                          N/A                 $      0(1)              $      0

-------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund                   $      0                 $      0                 $      0

-------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                $ 41,459                 $ 93,097                 $      0

-------------------------------------------------------------------------------------------------------------
Flexible Income Fund                           $  2,889                 $      0                 $      0

-------------------------------------------------------------------------------------------------------------
International Equity Fund                      $ 54,966                 $132,666(2)                   N/A

-------------------------------------------------------------------------------------------------------------
Short-Term Government Fund                     $ 52,181                 $114,415(3)                   N/A
-------------------------------------------------------------------------------------------------------------

(1) Prior to July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. On July 1, 1996, the National Municipal Bond Fund withdrew assets from the Municipal Master Portfolio and invested them directly in investment securities. Assumed operating expenses are for the period March 1, 1996 to June 30, 1996.

(2) Period from September 1, 1996 to February 28, 1997. For the period from May 13, 1996 (inception date) to August 31, 1996, Bank of America assumed operating expenses of $41,154 with respect to the International Equity Master Portfolio.

(3)      Period from August 2, 1996 (inception date) to February 28, 1997.

                  For the periods indicated, Bank of America waived its entire advisory fee with respect to the Flexible Income Fund (formerly, Corporate Bond
Fund) (and Corporate Bond Master Portfolio for the period prior to September 1,
1996) as follows:

                            -----------------------------------------------------------------------
                              Year ended                  Year ended                  Year ended
                             February 28,                February 28,                February 29,
                                 1998                        1997                        1996
---------------------------------------------------------------------------------------------------
Flexible Income                $164,104(2)                 $70,991(1)                  $144,324
Fund
---------------------------------------------------------------------------------------------------

(1) Prior to September 1, 1996, the Flexible Income Fund (formerly, Corporate Bond Fund) invested all of its assets in the Corporate Bond Master Portfolio. On September 1, 1996, the Flexible Income Fund withdrew assets from the Corporate Bond Master Portfolio and invested them directly in investment securities. Fees waived are for the period from September 1, 1996 to February 28, 1997. For the same period Bank of America waived $129,971 in advisory fees with respect to the Flexible Income Fund. For the period from March 1, 1996 to August 31, 1996 the Corporate Bond Master Portfolio paid advisory fees of $0 and Bank of America waived $69,539 in advisory fees with respect to the Corporate Bond Master Portfolio.

(2) For the fiscal year ended February 28, 1998, Bank of America waived $164,104 in advisory fees with respect to the Flexible Income Fund.

                  The Investment Advisory Agreements between Bank of America and the Company will be in effect until October 31, 1999, and will continue in effect with respect to a particular Fund or Master Portfolio from year to year thereafter only so long as such continuation is approved at least annually by
(i) the Board of Trustees/Directors of the particular Company or the vote of a "majority," as defined in the 1940 Act, of the outstanding voting securities of such particular Master Portfolio or Fund, and (ii) a majority of those trustees/directors of the particular Company who are not "interested persons," as defined in the 1940 Act, of any party to the particular Investment Advisory Agreement, acting in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Investment Advisory Agreement is terminable with respect to a particular Master Portfolio or Fund at any time without penalty upon 60 days' written notice by the Board of Trustees/Directors of the Company, by vote of the holders of a majority of a Master Portfolio's or Fund's outstanding voting securities, or by Bank of America.

                  See "Management - Administrator" for instances where the investment adviser is required to make expense reimbursements to the Funds.

                  The Investment Advisory Agreements provide that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the Investment Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

SUB-ADVISER

                  Wellington Management, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as sub-adviser to the International Equity Fund. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The Sub-Adviser's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.

                  Under the Sub-Advisory Agreement between Bank of America and Wellington Management, the Sub-Adviser, subject to the oversight and supervision of the Adviser and the Company's Board of Directors, provides a continuous investment program for the International Equity Fund, including investment research and management with respect to all securities and investments and cash equivalents in the International Equity Fund. The Sub-Adviser also determines from time to time what securities and other investments will be purchased, retained or sold by the International Equity Fund. The Sub-Advisory Agreement provides that Bank of America will pay Wellington Management a quarterly fee based on the average month-end net assets of the International Equity Fund, at the annual rate of 0.40% of the Fund's first $50 million of average month-end net assets, plus 0.30% of the next $100 million of the Fund's average month-end net assets, plus 0.25% of the next $350 million of the Fund's average month-end net assets, plus 0.20% of the Fund's average month-end net assets over $500 million.

         Pursuant to the sub-advisory agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the sub-advisory agreement, except that the Sub-Adviser is liable to the Company and the Adviser for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the sub-advisory agreement.

         The sub-advisory agreement between Bank of America and Wellington Management will be in effect until October 31, 1999 and continue in effect for successive annual periods ending on October 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the sub-advisory agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the International Equity Fund. The Agreement may be terminated at any time, without the payment of any penalty, by the Adviser or by the Company (in the case of the Company, by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the International Equity Fund) on sixty days' written notice to the Sub-Adviser, or by the Sub- Adviser, on sixty days' written notice to the Company, provided that in each such case, notice is given simultaneously to the Adviser. In addition, in the event of the termination of the Investment Advisory Agreement with respect to the International Equity Fund for any reason (whether by the Company, by the Adviser or by operation of law) the sub-advisory agreement terminates upon the effective date of such termination of the Investment Advisory Agreement.

                  For the fiscal year ended February 28, 1998, Wellington Management earned advisory fees of $32,702 and Wellington Management waived advisory fees of $76,305. For the period January 1, 1997 to February 28, 1997, Wellington Management earned advisory fees of $2,924 and Wellington Management waived advisory fees of $6,823.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

                  The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board of Governors") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding

Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board of Governors did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

                  Bank of America believes that if the question were properly presented, a court should hold that Bank of America may perform the services for the Portfolios contemplated by the particular Investment Advisory Agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Portfolios or from continuing to purchase Fund shares for the accounts of its customers. (For a discussion of the Glass Steagall Act in connection with the Company's Shareholder Service Plan, see "Plan Payments" in the Funds' Prospectuses.)

                  On the other hand, as described herein, the Funds are currently distributed by PDI. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Companies expect that Bank of America would consider the possibility of offering to perform some or all of the services now provided by PDI. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Companies expect that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by PDI. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by a particular Company's Board of Directors/Trustees.

ADMINISTRATOR

                  Bank of America (the "Administrator") serves as administrator of the Funds. For the period from March 1, 1997 through September 15, 1997, the BISYS Group, Inc., through its wholly-owned subsidiary BISYS Fund Services L.P. (collectively, "BISYS"), served as administrator to the Fund. For the period September 15, 1997 through February 28, 1998, Bank of America served as the Funds' administrator. PFPC International Ltd. serves as administrator and accounting services agent of the Intermediate Bond and Blue Chip Master Portfolios. Bank of America and PFPC International Ltd. are each referred to as an "Administrator" and collectively referred to as the "Administrators." Prior to November 1, 1996, Concord Holding Corporation, an indirect, wholly-owned subsidiary of BISYS served as the Funds' and Master Portfolios' administrator ("Concord Holding").

                  Bank of America provides administrative services to the Funds as described in the Funds' Prospectuses pursuant to an Administration Agreement with the Company. Unless sooner terminated, the Administration Agreement continues in effect until October 31, 1999 and thereafter will be extended with respect to each Fund for successive periods of one year, provided that each such extension is specifically approved at least annually by (a) vote of a majority of those members of the Company's Board of Directors who are not parties to the administration agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a "majority of the outstanding voting securities" of such Fund. The agreement is terminable at any time without cause and without payment of any penalty by vote of a majority of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of any Fund upon 60 days' written notice to the Administrator, or by the Administrator at any time, without payment of any penalty upon 90 days' written notice to the Company. The agreement will immediately terminate in the event of its "assignment."

                  The Company has agreed to pay the Administrator fees for its services as administrator of the Funds, computed daily and payable monthly, at the annual rates of .15% of the average daily net assets of the Intermediate Bond Fund, Blue Chip Fund and Asset Allocation Fund; .20% of the average daily net assets of the U.S. Government Securities, National Municipal Bond Fund, Short-Term Government, Capital Income, Flexible Income, International Equity and California Municipal Bond Funds; and .30% of the average daily net assets of the Aggressive Growth Fund. Master Trust I has agreed to pay PFPC International Ltd. fees for its services as administrator of the Master Portfolios, computed daily and payable monthly, at the annual rates of .05% of the average daily net assets of the Intermediate Bond Master Portfolio and Blue Chip Master Portfolio. The fees payable to the Administrators are not subject to reduction as the value of each Fund's and Master Portfolio's net assets increase. From time to time, Bank of America may voluntarily waive fees or reimburse a Fund or Master Portfolio for expenses. Prior to October 28, 1997, BISYS, Concord Holding or Bank of America was entitled to receive an administration fee payable at the annual rate of 0.30% of the California Municipal Bond Fund's average daily net assets. Prior to July 1, 1996, September 1, 1996, September 1, 1996 and June 23, 1997, the following Funds and Master Portfolios paid administration fees at the following annual rates: 0.15% of the National Municipal Bond Fund's and 0.05% of the Municipal Master Portfolio's average daily net assets, 0.15% of the Flexible Income Fund's and 0.05% of the Corporate Bond Master Portfolio's average daily net assets, 0.15% of the International Equity Fund's and 0.05% of the International Equity Master Portfolio's average daily net assets and 0.15% of the Asset Allocation Fund's and 0.05% of the Asset Allocation Master Portfolio's average daily net assets.


                  For the fiscal years indicated, the following administration fees (net of waivers) were paid or payable to, Bank of America, BISYS or Concord Holding by the Aggressive Growth Fund, California Municipal Bond Fund, Capital Income Fund, U.S. Government Securities Fund, Short-Term Government Fund, International Equity Fund and International Equity Master Portfolio as follows:

                                        ----------------------------------------------------------
                                         Year ended             Year ended             Year ended
                                        February 28,           February 28,           February 29,
                                            1998                   1997                   1996
--------------------------------------------------------------------------------------------------
Aggressive Growth Fund                  $619,570(1)              $619,826               $467,638

--------------------------------------------------------------------------------------------------
California Municipal Bond Fund          $608,975(1)              $642,905               $438,745

--------------------------------------------------------------------------------------------------
Capital Income Fund                     $727,852(1)              $542,500               $441,044

--------------------------------------------------------------------------------------------------
U.S. Government Securities Fund         $147,083(1)              $162,212               $153,997

--------------------------------------------------------------------------------------------------
Short-Term Government Fund              $ 61,399(1)              $      0(2)                 N/A

--------------------------------------------------------------------------------------------------
International Equity Fund               $ 62,021(1)              $      0(3)                 N/A

--------------------------------------------------------------------------------------------------
International Equity Master                  N/A                 $      0(4)                 N/A
Portfolio
--------------------------------------------------------------------------------------------------

(1)      $294,171, $206,346, $355,132, $17,219, $0 and $0 was paid to Bank of
America and $325,399, $256,592, $322,702, $13,303, $0 and $0 was paid to BISYS with respect to the Aggressive Growth Fund, California Municipal Bond Fund, Capital Income Fund, U.S. Government Securities Fund, Short-Term Government Fund, International Equity Fund and International Equity Portfolio.

(2)      Period from August 2, 1996 (inception date of fund) to February 28,
1997.

(3)      Period from May 13, 1996 (inception date of fund) to February 28, 1997.

(4) Prior to September 1, 1996, the International Equity Fund invested all of its assets in the International Equity Master Portfolio. On September 1, 1996, the International Equity Fund withdrew its assets from the International Equity Master Portfolio and invested directly in investment securities. For the period from May 13, 1996 (inception date) to August 31, 1996, the International Equity Master Portfolio paid administration fees (net of waivers) of $0 to Concord Holding and Concord Holding waived administration fees of $551 with respect to the International Equity Master Portfolio.

                  For the fiscal years indicated, Bank of America, BISYS or Concord Holding waived administration fees with respect to the California Municipal Bond, U.S. Government Securities, Short-Term Government and International Equity Funds as follows:

                                        ----------------------------------------------------------------------------------
                                               Year ended                       Year ended                  Year ended
                                               February 28,                     February 28,                February 29,
                                                  1998                             1997                        1996
--------------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund           $43,399 Bank of America                 $183,837                    $175,505
                                                  $102,638 BISYS
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund          $49,555 Bank of America                 $ 77,220                    $ 23,875
                                                   $67,006 BISYS
--------------------------------------------------------------------------------------------------------------------------
Short-Term Government Fund               $27,820 Bank of America                 $  9,617(2)                      N/A
                                                   $23,579 BISYS
--------------------------------------------------------------------------------------------------------------------------
International Equity Fund                $33,933 Bank of America                 $ 15,032(3)                      N/A
                                                   $28,088 BISYS
--------------------------------------------------------------------------------------------------------------------------

(1) $0, $43,399, $0, $49,555, $27,820 and $33,933 was waived by Bank of America and $0, $102,638, $0, $67,006, $23,579 and $28,088 was waived by BISYS.
(2) Period from August 2, 1996 (inception date of fund) to February 28, 1997.
(3) Period from May 13, 1996 (inception date of fund) to February 28, 1997.

                  Additionally, for the fiscal years indicated, Bank of America, BISYS or Concord Holding reimbursed operating expenses of the Blue Chip Fund, Asset Allocation Fund, Intermediate Bond Fund, National Municipal Bond Fund, Municipal Master Portfolio, Flexible Income Fund, Corporate Bond Master Portfolio, and International Equity Fund as follows:

                                            ---------------------------------------------------------------------------
                                            Year ended February         Year ended February       Year ended February
                                                 28, 1998                    28, 1997                   29, 1996
------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                   $     0                    $    303                    $150,472

------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                            $     0                    $ 31,598                    $192,545

------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                           $     0                    $146,716                    $253,991

------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund                     $41,459                    $147,200                    $172,071

------------------------------------------------------------------------------------------------------------------
Municipal Master Portfolio(1)                        N/A                    $      0                    $169,773

------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                             $ 2,889                    $    297                    $      0

------------------------------------------------------------------------------------------------------------------
Corporate Bond Master                                N/A                    $      0                    $233,360
Portfolio(2)
------------------------------------------------------------------------------------------------------------------
International Equity Fund                        $54,966                    $132,666(6)                      N/A
------------------------------------------------------------------------------------------------------------------

----------
(1) Prior to July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. On July 1, 1996, the National Municipal Bond Fund withdrew its investment from the Municipal Master Portfolio and invested directly in investment securities. For the period March 1, 1996 to June 30, 1996 Concord Holding reimbursed operating expenses of $0 with respect to the Municipal Master Portfolio.

(2) Prior to September 1, 1996, the Flexible Income Fund invested all of its assets in the Corporate Bond Master Portfolio. On September 1, 1996, the Flexible Income Fund withdrew its investment from the Corporate Bond Master Portfolio and invested directly in investment securities. For the period March 1, 1996 to August 31, 1996, Concord Holding reimbursed operating expenses of $0 with respect to the Corporate Bond Master Portfolio.

(3)      Period from May 13, 1996 (inception date of fund) to February 28, 1997.

                  Except as noted below, for the fiscal years indicated Bank of America, PFPC International Ltd., BISYS or Concord Holding waived its entire administration fee with respect to the Intermediate Bond Fund and the Intermediate Bond Master Portfolio, the Blue Chip Fund and the Blue Chip Master Portfolio, the Asset Allocation Fund and the Asset Allocation Master Portfolio and National Municipal Bond Fund and the Municipal Master Portfolio as follows:

                                          ------------------------------------------------------------------------
                                            Year ended                  Year ended              Year ended February
                                           February 28,              February 28, 1997                29, 1996
                                               1998
------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                      $ 94,118(2)                 $ 24,165                     $  9,952

------------------------------------------------------------------------------------------------------------------
Intermediate Bond Master                    $ 69,900(3)                 $ 47,588(4)                  $ 30,769
Portfolio
------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                              $673,969(2)                 $ 153,571                    $ 44,971

------------------------------------------------------------------------------------------------------------------
Blue Chip Master Portfolio                  $296,792(3)                 $180,110(4)                  $104,889(5)

------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                       $258,691(2)                 $ 41,432                     $ 19,909

------------------------------------------------------------------------------------------------------------------
Asset Allocation Master                          N/A                    $ 94,685(4)                  $ 83,060(5)
Portfolio(1)
------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund                $ 27,802(2)                 $ 25,897(4)                  $ 10,543

------------------------------------------------------------------------------------------------------------------
Municipal Master Portfolio(1)                    N/A                    $      0                     $  3,534
------------------------------------------------------------------------------------------------------------------

----------
(1) Prior to June 23, 1997, and July 1, 1996, the Asset Allocation and National Municipal Bond Funds invested all of their respective assets in the Asset Allocation and Municipal Master Portfolios. On June 23, 1997 and July 1, 1996, the Asset Allocation and National Municipal Bond Funds withdrew their respective assets from the Asset Allocation and Municipal Master Portfolios and invested directly in investment securities. For the period from March 1, 1996 to June 30, 1996 the Municipal Master Portfolio paid administration fees of $0 and Concord Holding waived administration fees of $1,951 with respect to the Municipal Master Portfolio. For the period from March 1, 1997 to June 23, 1997, the Asset Allocation Master Portfolio paid administrative fees of $5,280 and Concord Holding waived administrative fees of $27,800 with respect to the Asset Allocation Master Portfolio.

(2) $4,035, $0; $0, and $12,714 was waived by Bank of America and $35,332 $73,397, $17,413, and $15,088 was waived by BISYS with respect to the Intermediate Bond, Blue Chip, Asset Allocation and National Municipal Bond Funds.

(3)      $1,324, $0, and $0 was waived by PFPC International Ltd. and
$16,513, $17,122, and $27,800 was waived by BISYS/Concord Holding with respect to the Intermediate Bond, Blue Chip and Asset Allocation Master Portfolio.

(4) For the fiscal year ended February 28, 1997, BISYS or Concord Holding waived $28,508, $64,005, $66,954 and $0 with respect to the Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and National Municipal Bond Fund, respectively.

(5) For the fiscal year ended February 29, 1996, Concord Holding waived $77,922 and $65,491, respectively in administration fees with respect to the Blue Chip Master Portfolio and Asset Allocation Master Portfolio.

                  For the periods indicated, Bank of America, BISYS or Concord Holding waived its entire administration fee with respect to the Flexible Income Fund and the Corporate Bond Master Portfolio as follows:

                                      ----------------------------------------------------------
                                        Year ended           Year ended           Year ended
                                       February 28,         February 28,         February 29,
                                           1998                 1997                 1996
------------------------------------------------------------------------------------------------
Flexible Income Fund                     72,940(2)            $54,670                $48,108

------------------------------------------------------------------------------------------------
Corporate Bond Master                       N/A               $     0                $16,036
Portfolio(1)
------------------------------------------------------------------------------------------------

(1) Prior to September 1, 1996, the Flexible Income Fund invested all of its assets on the Corporate Bond Master Portfolio. On September 1, 1996, the Flexible Income Fund withdrew its investment from the Corporate Bond Master Portfolio and invested them directly in portfolio securities. For the period from March 1, 1996 to August 31, 1996, the Corporate Bond Master Portfolio paid administration fees of $0 and Concord Holding waived administration fees of $7,727 with respect to the Corporate Bond Master Portfolio.

(2) $34,613 was waived by Bank of America and $38,327 was waived by BISYS with respect to the Flexible Income Fund.

                  During the course of the Company's fiscal year, Bank of America and other service providers may prospectively waive payment of fees and/or assume certain expenses of one or more of the Master Portfolios or Funds, as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

                  The Administrator will bear all expenses in connection with the performance of its services under the administration agreement with the exception of the fees charged by The Bank of New York (with respect to the National Municipal Bond Fund, California Municipal Bond Fund, U.S. Government Securities Fund, Capital Income Fund and Aggressive Growth Fund) and PFPC (with respect to the Flexible Income Fund, International Equity Fund, Short-Term Government Fund, Asset Allocation Fund, Intermediate Bond Fund and Blue Chip
Fund) for certain fund accounting services which are borne by the Funds. See "General Information--Custodian, Accounting Agent and Transfer Agent" below. Expenses borne by the Funds and Master Portfolios include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or their subcontractors or any of their affiliates, SEC fees and state securities registration and qualification fees, advisory fees, fees payable to shareholder organizations, fees for special management services, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses or any supplement or amendment thereto, necessary for the continued effective registration of shares under the 1933 Act or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders, cost of shareholders' and interestholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing (and/or certain distribution fees with respect to the Non-Feeder Funds) in connection with Pacific Horizon's shares are also paid by Pacific Horizon. See "Distributor and Plan Payments."

                  The Company's Administration Agreement provides that Bank of America shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Funds in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties under the Administration Agreement. Under its Administration and Accounting Services Agreement with Master Trust, PFPC International Ltd. is obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC International Ltd. shall be liable for any damages arising out of its failure to perform its duties under the administration and accounting services agreement to the extent such damages arise out of its willful misfeasance, bad faith, negligence or reckless disregard of its duties.

                  Bank of America may from time to time employ such person or persons as it may believe to be particularly fitted to assist in the performance of the Administration Agreement; provided, however, that the compensation of such person or persons shall be paid by Bank of America and Bank of America shall be as fully responsible to the Company for the acts and omissions of any subcontractor as it is for its own acts and omissions. The Bank of New York ("BONY") (with respect to the National Municipal Bond Fund, California Municipal Bond Fund, U.S. Government Securities Fund, Capital Income Fund and Aggressive Growth Fund) and PFPC (with respect to the Flexible Income Fund, International Equity Fund, Short-Term Government Fund, Asset Allocation Fund, Intermediate Bond Fund and Blue Chip Fund) provide the Funds with certain accounting services pursuant to separate fund accounting services agreements with the Administrator. Under the fund accounting services agreements, BONY and PFPC have agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Funds. The monthly fees charged by BONY and PFPC under the fund accounting services agreements are borne by the Funds.

                  Bank of America has also entered into an agreement with PFPC to provide certain sub-administration services to the Funds as described in the Prospectuses. The monthly fees charged by PFPC for these services under the sub-administration agreement are borne by Bank of America.

                  PFPC International Ltd. may assign its rights and delegate its duties under its Administration and Accounting Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, N.A. or PNC Bank Corp., provided, however that PFPC International Ltd. shall be as fully responsible to Master Trust for the acts and omissions of any delegate as PFPC International Ltd. is for its own acts and omissions.

DISTRIBUTOR AND PLAN PAYMENTS

                  Provident Distributors, Inc. ("PDI" or the "Distributor") acts as distributor of the shares of Pacific Horizon. Shares are sold on a continuous basis by the Distributor. Prior to September 15, 1997, Concord Financial Group, Inc. ("CFG"), a wholly owned subsidiary of BISYS, acted as distributor for the Funds.

                  The Distributor has agreed to use its best efforts to effect sales of shares of the Funds although it is not obliged to sell any certain number of shares. The distribution agreement became effective September 15, 1997 and, unless sooner terminated, shall continue in effect with respect to each Fund until October 31, 1999. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of Pacific Horizon's Board of Directors who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by Pacific Horizon's Board of Directors or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by Pacific Horizon at any time, without the payment of any penalty, by vote of a majority of Pacific Horizon's entire Board of Directors or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to Pacific Horizon. The agreement will automatically and immediately terminate in the event of its "assignment".

                  For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, PDI or CFG received sales loads in connection with the purchase of A shares of the Aggressive Growth, California Municipal Bond, U.S. Government Securities, Capital Income, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Short-Term Government and International Equity Funds as follows:

                       Fiscal Year Ended February 28, 1998

                                     ------------------------------------------------------------------------------------
                                       Total Sales Load               Amount of Total Sales            Amount of Total
                                       Received By PDI or CFG         Load Retained By PDI           Sales Load Retained
                                                                      or CFG                          By Bank of America
                                                                                                      and its Affiliates
-------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                   $187,565                     $ 25,976(1)                   $152,093

-------------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund           $ 68,983                     $ 7,840(1)                    $ 56,751

-------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund          $ 20,622                     $ 2,003(1)                    $ 15,798

-------------------------------------------------------------------------------------------------------------------------
Capital Income Fund                      $741,867                     $86,359(1)                    $563,216

-------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                   $  4,471                     $   505(1)                    $  3,950

-------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                           $802,108                     $91,344(1)                    $709,034

-------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                    $ 92,800                     $10,024(1)                    $ 80,281

-------------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund             $ 17,666                     $ 1,970(1)                    $ 15,655

-------------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                     $ 16,587                     $ 1,079(1)                    $  8,452

-------------------------------------------------------------------------------------------------------------------------
Short-Term Government Fund               $      0                     $     0                       $      0
-------------------------------------------------------------------------------------------------------------------------
International Equity Fund                $ 81,304                     $13,479(1)                    $ 58,733
=========================================================================================================================

(1)      $790, $667, $0, $12,083, $1, $1,798, $12, $28, $4, and $11 was retained by PDI and $25,186, $7,173, $2,003, $74,276, $504, $89,546, $10,012, $1,942,
$1,075, and $13,468 was retained by CFG from the Aggressive Growth, California Municipal Bond, U.S. Government Securities, Capital Income, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Flexible Income and International Equity Funds, respectively.

                       Fiscal Year Ended February 28, 1997

                                            ---------------------------------------------------------------------------------
                                             Total Sales Load           Amount of Total Sales          Amount of Total
                                              Received By CFG           Load Retained By CFG         Sales Load Retained
                                                                                                      By Affiliates of
                                                                                                       Bank of America
-----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                          $1,088,000(1)                   $120,955                   $  938,206

-----------------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund                  $  591,000(1)                   $ 45,746                   $  542,086

-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                 $  179,000(1)                   $ 19,990                   $  161,482

-----------------------------------------------------------------------------------------------------------------------------
Capital Income Fund                             $2,424,000(1)                   $268,543                   $2,094,439

-----------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                          $   92,000(1)                   $ 10,026                   $   82,259

-----------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                  $2,418,000(1)                   $268,770                   $2,128,530

-----------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                           $  421,000(1)                   $ 47,026                   $  373,436

-----------------------------------------------------------------------------------------------------------------------------
National Municipal                              $  203,000(1)                   $ 21,986                   $  180,834
 Bond Fund
-----------------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                            $  103,000(1)                   $ 11,522                   $   90,340

-----------------------------------------------------------------------------------------------------------------------------
Short-Term Government Fund2                     $        0(1)                   $      0                   $        0

-----------------------------------------------------------------------------------------------------------------------------
International Equity Fund3                      $  115,000(1)                   $ 12,765                    $ 101,858

-----------------------------------------------------------------------------------------------------------------------------

                       Fiscal Year Ended February 29, 1996

                                             -------------------------------------------------------------------------
                                             Total Sales Load           Amount of Total Sales          Amount of Total
                                              Received By CFG           Load Retained By CFG         Sales Load Retained
                                                                                                      By Affiliates of
                                                                                                       Bank of America
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                          $  805,092(4)                   $118,403                  $  653,024

--------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund                  $1,180,348(1)                   $131,821                  $1,048,152

--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                 $  571,074(1)                   $ 63,560                  $  505,941

--------------------------------------------------------------------------------------------------------------------
Capital Income Fund                             $1,746,063(1)                   $202,102                  $1,493,113

--------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                          $  460,801(1)                   $ 51,076                  $  408,407

--------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                  $2,138,130(1)                   $255,167                  $1,875,240

--------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                           $  642,818(1)                   $ 69,818                  $  569,332

--------------------------------------------------------------------------------------------------------------------
National Municipal                              $  370,172(1)                   $ 40,099                  $  325,350
 Bond Fund
--------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                            $  152,616                      $ 17,586                  $  133,287
--------------------------------------------------------------------------------------------------------------------

----------
1        Balance was paid to selling dealers.

2        Period from August 2, 1996 (inception date of fund) to February 28,
         1997.

3        Period from May 13, 1996 (inception date of fund) to February 28, 1997.

4        Balance was paid to selling dealers.

                  The following table shows all sales loads, commissions and other compensation received by PDI or CFG directly or indirectly from each of the Aggressive Growth Fund, California Municipal Bond Fund, U.S. Government Securities Fund, Capital Income Fund, Intermediate Bond Fund, Blue Chip Fund, Asset Allocation Fund, National Municipal Bond Fund, Flexible Income Fund, Short-Term Government Fund and International Equity Fund during each fund's fiscal year ended February 28, 1998.

                                           Net Underwriting          Compensation on         Brokerage                 Other
                                             Discounts and           Redemption and        Commissions in          Compensation(3)
                                            Commissions(1)           Commissions(1)     connection with Fund
                                                                                            Transactions

Aggressive Growth Fund                         $25,976(4)                 0                    0                       $467,289

California Municipal Bond Fund                 $ 7,840(4)                 0                    0                       $300,259

U.S. Government Securities Fund                $ 2,003(4)                 0                    0                       $ 19,782

Capital Income Fund                            $86,359(4)                 0                    0                       $417,280

Intermediate Bond Fund                         $   505(4)                 0                    0                       $ 13,385

Blue Chip Fund                                 $91,344(4)                 0                    0                       $229,381

Asset Allocation Fund                          $10,024(4)                 0                    0                       $ 85,196

National Municipal Bond Fund                   $ 1,970(4)                 0                    0                       $      0

Flexible Income Fund                           $ 1,079(4)                 0                    0                       $ 26,183

Short-Term Government Fund                     $     0(4)                 0                    0                       $      0

International Equity Fund                      $13,479(4)                 0                    0                       $  6,583

----------
(1)      Represents amounts received from front-end sales charge on A Shares.

(2) Represents amounts received from contingent deferred sales charges on B Shares. The basis on which such sales charges are paid by described in the Prospectuses. As of February 28, 1998, no B Shares were offered.

(3) Represents the total of (i) amounts paid to BISYS or Concord Holding for administrative services provided to the Fund (see "Management of the Company-Administrator" above) and (ii) payments made under the Shareholder Service Plan, Distribution Plan and Administrative and Shareholder Services Plan (see discussion in next section) and retained by BISYS or CFG.

(4)      $790, $667, $0, $12,083, $1, $1,798, $12 $28, $4 and $11 was received by PDI and $25,186, $7,173, $2,003, $74,276, $504, $89,546, $10,012, $1,942,
$1,075, and $13,468 was received by CFG from the Aggressive Growth, California Municipal Bond, U.S. Government Securities, Capital Income, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Flexible Income and International Equity Funds, respectively.

                  The Shareholder Services Plan. Pacific Horizon has adopted separate Shareholder Services Plans (the "Plans") for SRF Shares and A Shares, under which SRF Shares and A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The fees paid under the Shareholder Services Plan for A Shares are in addition to the sales loads on A Shares described above and in the Prospectus.

                  Under the Shareholder Service Plans for A Shares and SRF Shares, Pacific Horizon pays the Distributor, with respect to the Funds for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for use by Pacific Horizon, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Funds, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services for shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

                  Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Funds on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

                  Each Shareholder Services Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets of the SRF Shares or A Shares of the Funds, as the case may be, during such month for shareholder servicing expenses. The calculation of a Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of a particular Fund must be in payment for expenses incurred on behalf of the Fund.

                  If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while a Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

                  For the fiscal year ended February 28, 1998, the A Shares of the Aggressive Growth, California Municipal Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Flexible Income, National Municipal Bond, Short-Term Government and International Equity Funds were charged the following amounts pursuant to the Shareholder Service
Plan:

                                     ------------------------------------------------------------------------------------
                                                                                                           Amount of Total
                                                                  Amount of Total Shareholder          Shareholder Service Fee
                                      Total Shareholder            Service Fee Paid to PDI or          Paid to Bank of America
                                         Service Fee                          CFG                        and its affiliates

------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                    $513,046                         $244,047(1)                        $209,931

------------------------------------------------------------------------------------------------------------------------
California Municipal Bond                 $548,249                         $194,600(1)                        $313,116
Fund
------------------------------------------------------------------------------------------------------------------------
Capital Income Fund                       $905,435                          $54,546(1)                        $772,752

------------------------------------------------------------------------------------------------------------------------
U.S. Government                           $182,327                            $7,155                          $129,541
Securities Fund                    [$39,898 waived]
------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     $85,538                           $9,818(1)                         $40,786
                                   [$26,307 waived]
------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                            $539,237                          $37,962(1)                        $476,702

------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                     $103,328                           $3,724(1)                         $86,340
                                    [$2,708 waived]
------------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                       $90,532                          $40,731(1)                          18,541
                                   [$17,972 waived]
------------------------------------------------------------------------------------------------------------------------
National Municipal Bond                    $34,753                              $13(1)                          $2,159
Fund                               [$32,516 waived]
------------------------------------------------------------------------------------------------------------------------
Short-Term Government                      $64,249                               $0(1)                              $0
Fund                               [$64,249 waived]
------------------------------------------------------------------------------------------------------------------------
International Equity Fund                  $76,721                            $6301(1)                           $8168
                                   [$68,541 waived]
------------------------------------------------------------------------------------------------------------------------

(1)      $102,847, $80,933, $12,108, $1,493, $70, $5,792, $401, $14,978, $13,
$0, and $0 was paid to PDI and $141,200, $113,667, $42,438, $5,662, $9,748,
$32,170, $3,323, $25,753, $0, $0, and $6,301 was paid to CFG by the Aggressive
Growth, California Municipal Bond, Capital Income, U.S. Government Securities, Intermediate

Bond, Blue Chip, Asset Allocation, Flexible Income, National Municipal Bond, Short-Term Government and International Equity Funds, respectively.

                  For the fiscal year ended February 28, 1997, the A Shares of the Aggressive Growth, California Municipal Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Flexible Income, National Municipal Bond, Short-Term Government and International Equity Funds were charged the following amounts pursuant to the Shareholder Service
Plan:

                                  --------------------------------------------------------------------------------------------
                                  Total Shareholder         Amount of Total          Amount of Total            Amount of Total
                                     Service Fee              Shareholder          Shareholder Service        Shareholder Service
                                                           Service Fee Paid        Fee Paid to Bank of       Fee Paid to Affiliates
                                                                to CFG                   America               of Bank of America
------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                  $516,392                $308,283                     $0                     $182,530

------------------------------------------------------------------------------------------------------------------------------
California Municipal                    $535,750                $205,096                     $0                     $303,684
Bond Fund
------------------------------------------------------------------------------------------------------------------------------
Capital Income Fund                     $677,727                 $46,625                     $0                     $593,044

------------------------------------------------------------------------------------------------------------------------------
U.S. Government                         $202,413                 $ 7,966                     $0                     $185,292
Securities Fund
------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                  $ 40,161                 $ 1,045                     $0                      $18,409

------------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                          $256,504                 $19,012                     $0                     $230,703

------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   $ 68,548                 $ 2,735                     $0                     $ 64,576

------------------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                    $ 77,972                 $54,333                     $0                     $  9,525

------------------------------------------------------------------------------------------------------------------------------
National Municipal Bond                 $ 35,033                 $   478                     $0                     $ 18,506
Fund                                    [$15,738
                                         waived]
------------------------------------------------------------------------------------------------------------------------------
Short-Term Government                   $ 12,022                      $0                     $0                           $0
Fund                                    [$12,022
                                         waived]
------------------------------------------------------------------------------------------------------------------------------
International Equity                    $ 18,778                      $0                     $0                           $0
Fund                                    [$18,778
                                         waived]
------------------------------------------------------------------------------------------------------------------------------

                  For the fiscal year ended February 29, 1996, the A Shares of the Aggressive Growth, California Municipal Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Flexible Income and National Municipal Bond were charged the following amounts pursuant to the Shareholder Service Plan:

                                   ------------------------------------------------------------------------------------------------
                                   Total Shareholder        Amount of Total           Amount of Total            Amount of Total
                                      Service Fee             Shareholder           Shareholder Service        Shareholder Service
                                                            Service Fee Paid        Fee Paid to Bank of      Fee Paid to Affiliates
                                                                 to CFG                   America              of Bank of America
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                 $389,698                 $257,687                     $0                     $110,825

-----------------------------------------------------------------------------------------------------------------------------------
California Municipal Bond              $511,875                 $232,686                     $0                     $277,153
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Capital Income Fund                    $551,305                 $ 64,707                     $0                     $483,153

-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities             $222,341                 $ 17,257                     $0                     $205,084
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                 $ 16,582                   $ 0                        $0                        $ 0
                                       [$ 16,582
                                        waived]
-----------------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                         $ 74,950                   $ 0                        $0                        $ 0
                                       [$ 74,950
                                        waived]
-----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                  $ 33,182                   $ 0                        $0                        $ 0
                                       [$ 33,182
                                        waived]
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                   $ 80,246                   $ 0                        $0                        $ 0
                                       [$ 80,246
                                        waived]
-----------------------------------------------------------------------------------------------------------------------------------
National Municipal Bond                $ 17,571                   $ 0                        $0                        $ 0
Fund                                   [$ 17,571
                                        waived]
-----------------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended February 28, 1998, the SRF Shares of the Intermediate Bond, Blue Chip, and as Asset Allocation Funds were charged the following amounts pursuant to the Shareholder Service Plan:

---------------------------------------------------------------------------------------------------------------
                                                                                   Amount of Total Shareholder
                                                            Amount of Total        Service Fee Paid to Bank of
                                                        Shareholder Service Fee    America and its affiliates
                                 Total Shareholder        Paid to PDI or CFG
                                    Service Fee
---------------------------------------------------------------------------------------------------------------
   Intermediate Bond Fund             $ 62,182                    $ 0                       $ 55,252

                                       [$6,406
                                       waived]
---------------------------------------------------------------------------------------------------------------
   Blue Chip Fund                     $576,234                    $ 0                       $ 140,129

                                    [($436,105
                                      waived)]
---------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund              $325,357                    $ 0                       $ 313,527

                                     [($11,816
                                      waived)]
---------------------------------------------------------------------------------------------------------------

(1)       $633, $297,583 and $11,397 was waived by PDI and $5,773, $138,252 and
$419 was waived by BISYS for the Intermediate Bond Fund, Blue Chip Fund and Asset Allocation Fund, respectively. As of February 28, 1997, no SRF Shares had been issued in a public offering.


              Payments for shareholder service expenses under the Plans are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. Pursuant to the Plans, the Distributor provides that a report of the amounts expended under the Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the Plans provide that the selection and nomination of the directors of Pacific Horizon who are not "interested persons" thereof have been committed to the discretion of the directors who are neither "interested persons" (as defined in the 1940
Act) of Pacific Horizon nor have any direct or indirect financial interest in the operation of the Plans (or related servicing agreements) (the "Non-Interested Plan Directors").

              Pacific Horizon understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of A or SRF Shares. These fees would be in addition to any amounts which might be received under the Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

              Pacific Horizon's Board of Directors has concluded that the Plans will benefit the Funds and their A and SRF shareholders. The Plans are subject to annual reapproval by a majority of the Non-Interested Plan Directors and are terminable at any time with respect to any Fund by a vote of majority of such Directors or by vote of the holders of a majority of the A or SRF Shares of the Fund, as the case may be, involved. Any agreement entered into pursuant to the Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of the Non-Interested Plan Directors, by vote of the holders of a majority of the A or SRF Shares of such Fund, as the case may be, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

                The Distribution and Services Plan, Distribution Plan and Administrative and Shareholder Services Plan. Bank of America is entitled to payment from the Company for distribution and service fees pursuant to the Distribution and Services Plan adopted on behalf of the B Shares and the Distributor is also entitled to payment for distribution fees pursuant to the Distribution Plan adopted on behalf of K Shares. Under the Distribution and Services Plan and Distribution Plan, the Company may pay Bank of America or the Distributor for: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing B and K Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for B and K Shares; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current B and K shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, "a Distribution Organization") with respect to a Fund's B and K Shares beneficially owned by customers for whom the Distribution Organization is the Distribution Organization of record or holder of record of such B and K Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder. With respect to K Shares, payments under the Distribution Plan are not intended for distribution services to the extent they are not permitted under the Employee Retirement Income Security Act of 1974, as amended.

              Pursuant to the Distribution and Services Plan with respect to B Shares and the Administrative and Shareholder Services Plan with respect to K Shares, the Company may also pay securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, a "Service Organization") for support services provided with respect to its Client's B and K Shares. Administrative and shareholder services provided may include some or all of the following: (i) processing dividend and distribution payments from a Fund on behalf of its Clients; (ii) providing statements periodically to its Clients showing their positions in B and K Shares; (iii) arranging for bank wires; (iv) responding to routine Client inquiries concerning their investment; (v) providing the information to the Funds necessary for accounting or sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its Clients;
(vii) aggregating and processing purchase, exchange, and redemption requests from its Clients and placing net purchase, exchange, and redemption orders for its Clients; (viii) establishing and maintaining accounts and records relating to Clients; (ix) assisting Clients in changing dividend options, account designation and addresses or (x) other similar services if requested by the Company.

              The Distribution and Services Plan provides that Bank of America is entitled to receive payments on a monthly basis at an annual rate not exceeding 1.00% of the average daily net assets during such month of the outstanding B Shares. Not more than 0.25% of such net assets will be used to compensate Service Organizations for personal services provided to B shareholders, and/or the maintenance of such shareholders' accounts and not more than 0.75% of such net assets of B Shares will be used for promotional and other primary distribution activities.

              The Distribution Plan provides that the Distributor is entitled to receive payments on a monthly basis at an annual rate not exceeding 0.75% of the average daily net assets during such month of the outstanding K Shares. In addition, under the Administrative and Shareholder Services Plan, the Distributor is entitled to receive payments on a monthly basis for administrative services and shareholder services at an annual rate not exceeding 0.75% and 0.25%, respectively, of the average daily net assets during such month of the outstanding

K Shares. The total of all 12b-1 fees, administrative service and shareholder service fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of a Fund's K Shares.

              Payments made out of or charged against the assets of a particular class of shares of a particular Fund must be in payment for expenses incurred on behalf of that class.

              Payments for distribution expenses under the Distribution Plan (the "12b-1 Plan") and Distribution and Services Plan (collectively, the "12b-1 Plans") are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Company] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plans provide that a written report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the 12b-1 Plans provide that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval and that other material amendments of the 12b-1 Plans must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans, or in any agreements entered into in connection with the 12b-1 Plans, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Non-Interested Plan Directors"). The selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the Non-Interested Plan Directors.

              The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plans and the Administrative and Shareholder Services Plan will benefit the Funds and their B and K shareholders. The 12b-1 Plans and the Administrative and Shareholder Services Plan are subject to annual reapproval by a majority of the Company's Board of Directors, including a majority of the Non-Interested Plan Directors and are terminable without penalty at any time with respect to any Fund by a vote of a majority of the Non-Interested Plan Directors or by vote of the holders of a majority of the outstanding B or K Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plans and the Administrative and Shareholder Services Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the outstanding B or K Shares of such Fund, or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

              If in any month Bank of America or the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while a Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month Bank of America or the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Bank of America or the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

              For the fiscal year ended February 28, 1998, the K Shares of the Aggressive Growth, California Municipal Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation,

Flexible Income, National Municipal Bond and International Equity Funds were charged the following amounts pursuant to the Administrative and Shareholder Service Plan:

                                   -------------------------------------------------------------------------------------
                                                                                                    Amount of Total
                                                                        Amount of Total            Administrative and
                                               Total                  Administrative and        Shareholder Service Fee
                                         Administrative and         Shareholder Service Fee     Paid to Bank of America
                                      Shareholder Service Fee         Paid to PDI or CFG           and its affiliates
------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                        $    3,261                   $    0                       $     0
------------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund                $        0                   $    0                       $     0
---------------------------------------------------------------------------------------------------------------------
Capital Income Fund                           $    4,372                   $  707(1)                    $   330
------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund               $    1,534                   $  273(1)                    $     0

                                         [($485 waived)]
------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                        $    1,035                   $    0(1)                    $     0

                                         [($359 waived)]
------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                $    8,457                   $1,104(1)                    $     0
------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                         $    2,466                   $  464(1)                    $     0
                                            [$59 waived]
------------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                          $      637                   $  144(1)                    $     0

                                         [($628 waived)]
------------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund                  $        0                   $    0(1)                    $     0
------------------------------------------------------------------------------------------------------------------------
International Equity Fund                     $      806                   $   33(1)                    $     0
------------------------------------------------------------------------------------------------------------------------

(1) $39 was paid to PDI with respect to the Blue Chip Fund and $707, $273, $1,065, $464, $144 and $33 was paid to BISYS with respect to the Capital Income, U.S. Government Securities, Blue Chip, Asset Allocation, Flexible Income and International Equity Funds, respectively.



              For the fiscal year ended February 28, 1998, the K Shares of the Aggressive Growth, California Municipal Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Flexible Income, National Municipal Bond and International Equity Funds were charged the following amounts pursuant to the Distribution Plan:

                                     ------------------------------------------------------------------
                                                 Total          Amount of Total       Amount of Total
                                             Distribution        Distribution          Distribution
                                                 Plan        Plan Fee Paid to PDI      Plan Fee Paid
                                                  Fee               or CFG              to Bank of
                                                                                       America and
                                                                                        affiliates
-------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                         $  9,783               $   690(1)            $  0
                                        $3,261 (waived)
-------------------------------------------------------------------------------------------------------
California Municipal Bond Fund                 $      0               $     0               $  0
-------------------------------------------------------------------------------------------------------
Capital Income Fund                            $ 13,115               $ 1,415(1)            $660
                                         [$4,372 waived]
-------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                $  4,601               $   544(1)            $  0
                                         [$1,534 waived]
-------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                         $  2,060               $   462(1)            $  0
-------------------------------------------------------------------------------------------------------
Blue Chip Fund                                 $ 16,862               $ 2,130(1)            $  0
-------------------------------------------------------------------------------------------------------
Asset Allocation Fund                          $  4,923               $   929(1)            $  0
-------------------------------------------------------------------------------------------------------
Flexible Income Fund                           $  1,907               $   286(1)            $  0
                                          [$628 waived]
-------------------------------------------------------------------------------------------------------
National Municipal Bond Fund                   $      0               $     0               $  0
-------------------------------------------------------------------------------------------------------
International Equity Fund                      $  2,416               $   249(1)            $  0
                                          [$806 waived]
-------------------------------------------------------------------------------------------------------

(1)    $0, $0, $0, $0, $0, $0 and $0 was paid to PDI and $690, $1,415,
$544, $462, $2,130, $929, $286 and $249 was paid to BISYS by the Aggressive Growth, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Flexible Income, and International Equity Funds, respectively.

              No K Shares were outstanding for the fiscal year ended February 29, 1996. As of Feburary 28, 1998, no B Shares were outstanding.

              During the fiscal year ended February 28, 1997, all amounts paid under the Distribution Plan were paid as compensation to broker/dealers.

YIELD, TAX-EQUIVALENT YIELD AND TOTAL RETURN

              From time to time, the yields, tax-equivalent yield (with respect to the National Municipal and California Municipal Bond Funds) and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the

Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund and/or a Master Portfolio), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the investment adviser may enter into alliances with retirement plan sponsors, including The Legend Group, and the Fund may in its advertisements or sales literature include a discussion of certain attributes or benefits to be derived from its relationship with such retirement plan sponsors. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800) 346-2087.

              Yield Calculations. The yield for the respective share classes of a Fund are calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share (including the maximum front-end sales charge of an A Share) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to that class, net of reimbursements. This calculation can be expressed as follows:

                                      a-b
                         Yield = 2 [(----- + 1)(6 power) - 1]
                                      cd

         Where:    a   =   Dividends and interest earned during the period.

                   b   =   Expenses accrued for the period (net of
                           reimbursements).

                   c   =   Expenses accrued for the period (net of
                           reimbursements).

                   d   =   Maximum offering price per share on the last day of
                           the period.

              For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

              Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

              With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund or Master Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

              Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund on A Shares -- currently 4.50% of the per share offering price.

              The National Municipal Bond Fund's "tax-equivalent" yield for a particular class is computed by dividing that portion of the National Municipal Bond Fund's yield for a particular class (calculated as above) that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the National Municipal Bond Fund's computed yield for a particular class that is not tax-exempt. Tax-equivalent yields assume the payment of Federal income taxes at the stated rate. The Federal income tax rate used in calculating the National Municipal Bond Fund's tax-equivalent yield for the 30-day period ended February 28, 1998 was 39.6%. The California Municipal Bond Fund's "tax-equivalent" yield for a particular class is computed by: (a) dividing the portion of the California Municipal Bond Fund's yield for a particular class (calculated as above) that is exempt from both Federal and California state income taxes by one minus a stated combined Federal and California State income tax rate; (b) dividing the portion of the California Municipal Bond Fund's yield for a particular class (calculated as above) that is exempt from Federal income tax only by one minus a stated Federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the California Municipal Bond Fund's yield for a particular class that is not exempt from Federal income tax. The combined Federal and California income tax rate used in calculating the California Municipal Bond Fund's "tax equivalent" yield for the 30-day period ended February 28, 1998 was 347%.

              Based on the foregoing calculations, the 30-day yields of the A Shares of the U.S. Government Securities, Capital Income, Intermediate Bond, Asset Allocation, Short-Term Government and Flexible Income Funds (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1998 were as follows:

                                                         Yield
                                                         -----

              U.S. Government Securities Fund             6.50%
              Capital Income Fund                         2.92%
              Intermediate Bond Fund                      4.51%
              Asset Allocation Fund                       2.22%
              Short-Term Government Fund                  5.19%
              Flexible Income Fund (Corporate Bond)       5.50%


              Based on the foregoing calculations, the A Shares of the California Municipal Bond Fund's yield and tax- equivalent yield (after fee waivers) and the A Shares of the National Municipal Bond Fund's yield and tax-equivalent yield (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1998 were as follows:

                                           Yield    Tax-Equivalent Yield
                                           -----    --------------------

California Municipal Bond Fund              3.79%              5.80%
National Municipal Bond Fund                4.14%              6.85%

              Based on the foregoing calculations, the 30-day yields of the K Shares of the U.S. Government Securities, Capital Income, Intermediate Bond, Asset Allocation and Flexible Income Funds (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1998 were as follows:

                                                         Yield
                                                         -----


              U.S. Government Securities Fund             6.36%
              Capital Income Fund                         2.60%
              Intermediate Bond Fund                      4.27%
              Asset Allocation Fund                       1.85%
              Flexible Income Fund                        5.23%

              Based on the foregoing calculations, the 30-day yield of the SRF Shares of the Intermediate Bond Fund was 4.72% and of the Asset Allocation Fund was 2.33%

              No B Shares were issued or outstanding during the 30-day period ended February 28, 1998.

              Total Return Calculations. The Funds compute their average annual total returns separately for their separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    ERV  (1/n power)
                             T = [(-----)            - 1]
                                     P

         Where:    T   =   average annual total return.

                 ERV   =   ending redeemable value at the end of the period
                           covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                   P   =   hypothetical initial payment of $1,000.

                   n   =   period covered by the computation, expressed in
                           terms of years.


              The Funds compute their aggregate total returns separately for their separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                     ERV
         aggregate total return = [(----- - 1)]
                                      P

              The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales load charged in connection with the purchase of A Shares and the deduction of any applicable contingent deferred sales charge with respect to B Shares.

              Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the A Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, California Municipal Bond, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Flexible Income, Short-Term Government and International Equity Funds for the years or periods indicated were as follows:

                                             --------------------------------------------------
                                                         Average Annual Total Returns
         ----------------------------------------------------------------------------------------------------------------

                                                 One-Year          Five-Year        Ten-Year            Period from
                                               Period Ended      Period Ended     Period Ended        Commencement of
                                               February 28,      February 28,     February 28,      Operations through
                                                   1998              1998             1998          February 28, 1998*
         ----------------------------------------------------------------------------------------------------------------
          Aggressive Growth Fund                  17.83%            14.06%           15.86%                 N/A
         ----------------------------------------------------------------------------------------------------------------
          Capital Income Fund                     16.06%            14.79%           16.35%                 N/A
         ----------------------------------------------------------------------------------------------------------------
          U.S. Government Securities               4.33%             4.32%            7.35%                 N/A
          Fund (after fee waivers
         ----------------------------------------------------------------------------------------------------------------
          California Municipal Bond                4.22%             4.89%            6.92%                 N/A
          Fund (after fee waivers)
         ----------------------------------------------------------------------------------------------------------------
          Intermediate Bond Fund                   2.57%               N/A              N/A                 4.35%
          (after fee waivers)
         ----------------------------------------------------------------------------------------------------------------
          Blue Chip Fund                          27.92%               N/A              N/A                22.68%
          (after fee waivers)
         ----------------------------------------------------------------------------------------------------------------
          Asset Allocation Fund                   17.55%               N/A              N/A                14.78%
          (after fee waivers)
         ----------------------------------------------------------------------------------------------------------------
          National Municipal Bond Fund             3.76%               N/A              N/A                 5.40%
          (fee waivers)
         ----------------------------------------------------------------------------------------------------------------
          Flexible Income Fund                     5.61%              7.10%            6.97%                N/A
          (after fee waivers)
         ----------------------------------------------------------------------------------------------------------------
          International Equity Fund                5.33%               N/A              N/A                 2.50%
          (after fee waivers)
         ----------------------------------------------------------------------------------------------------------------

------------------------

* The Aggressive Growth, Capital Income, U.S. Government Securities, California Municipal Bond, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond and International Equity Funds commenced operations on March 31, 1984, September 25, 1987, January 7, 1988, March 30, 1984, January 24,
1994, January 13, 1994, January 18, 1994, January 28, 1994, and May 13, 1996,
respectively.

**     Total return for the Pacific Horizon Flexible Income Fund (formerly,
Corporate Bond Fund) from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific Horizon Flexible Income Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

--------------------------------------------------------------------------------------------------------------------------------
                                                                     Aggregate Total Returns
                                 -----------------------------------------------------------------------------------------------
                                   One-Year Period        Five-Year           Ten-Year Period               Period from
                                   Ended                  Period Ended        Ended                       Commencement of
                                   February 28,           February 28,        February 28,               Operations through
                                   1998                   1998                1998                       February 28, 1998*
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund             17.83%                 93.06%              336.02%                       N/A
--------------------------------------------------------------------------------------------------------------------------------
Capital Income Fund                16.06%                 99.27%              354.52%                       N/A
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities          4.33%                 23.55%              103.25%                       N/A
Fund (after fee waivers)
--------------------------------------------------------------------------------------------------------------------------------
California Municipal Bond           4.22%                 26.95%               95.31%                       N/A
Fund (after fee waivers)
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund              2.57%                   N/A                  N/A                      19.09%
(after fee waivers)
--------------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                     27.92%                   N/A                  N/A                     132.68%
(after fee waivers)
--------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund              17.55%                   N/A                  N/A                      76.38%
(after fee waivers)
--------------------------------------------------------------------------------------------------------------------------------
National Municipal Bond             3.76%                   N/A                  N/A                      24.02%
Fund  (after fee waivers)
--------------------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                5.61%                 40.94%               96.14%                       N/A
(after fee waivers)
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Government Fund          1.24%                   N/A                  N/A                       4.61%
(after fee waivers)
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund           5.33%                   N/A                  N/A                       4.54%
(after fee waivers)
--------------------------------------------------------------------------------------------------------------------------------

--------------------

* The Intermediate Bond, Blue Chip, Asset Allocation National Municipal Bond Funds and Short-Term Government Fund commenced operations on January 24, 1994, January 13, 1994, January 18, 1994, January 28, 1994, and August 2, 1996
respectively.

**     Total return for the Pacific Horizon Flexible Income Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific Horizon Flexible Income Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

              Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the K Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Flexible Income and International Equity Funds for the years or periods indicated were as follows:

                                                             -----------------------------------------------------
                                                                          Average Annual Total Return
              ----------------------------------------------------------------------------------------------------
                                                                                                   Period from
                                              One-Year          Five-Year         Ten-Year       Commencement of
                                            Period Ended      Period Ended      Period Ended       Operations**
                                            February 28,      February 28,      February 28,     through February
                                                1998              1998              1998             28, 1998
              ----------------------------------------------------------------------------------------------------
               Aggressive Growth               22.70%            14.93%            16.30%                 N/A
               Fund*
              ----------------------------------------------------------------------------------------------------
               Capital Income Fund*            20.97%            15.67%            16.79%                 N/A
              ----------------------------------------------------------------------------------------------------
               U.S. Government                  8.92%             5.18%             7.79%                 N/A
               Securities Fund*
               (after fee waivers)
              ----------------------------------------------------------------------------------------------------
               Intermediate Bond                6.80%               N/A               N/A               5.35%
               Fund* (after fee
               waivers)
              ----------------------------------------------------------------------------------------------------
               Blue Chip Fund*                 33.08%               N/A               N/A              23.82%
               (after fee waivers)
              ----------------------------------------------------------------------------------------------------
               Asset Allocation Fund*          22.10%               N/A               N/A              15.83%
               (after fee waivers)
              ----------------------------------------------------------------------------------------------------
               Flexible Income Fund*+           9.88%             7.94%             7.39%                 N/A
               (after fee waivers)
              ----------------------------------------------------------------------------------------------------
               International Equity             9.35%               N/A               N/A               4.46%
               Fund (after fee
               waivers)
              ----------------------------------------------------------------------------------------------------

------------------------

* Performance prior to October 25, 1996, October 21, 1996, November 20, 1996, February 28, 1997, November 20, 1996, November 11, 1996, November 11, 1996, February 28, 1997, November 20, 1996 and October 25, 1996 is represented by performance of the A Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, California Municipal Bond, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Flexible Income and International Equity Funds, respectively. On the foregoing dates, K Shares of the above-listed Funds commenced operations. K shares, unlike A shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative service fee which would have reduced performance if reflected.

**     The Aggressive Growth, Capital Income, U.S. Government Securities,
California Municipal Bond, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond and International Equity Funds commenced operations on March 31, 1984, September 25, 1987, January 7, 1988, March 30, 1984, January 24,
1994, January 13, 1994, January 18, 1994, January 28, 1994 and May 13, 1996,
respectively.

+      Total return for the Pacific Horizon Flexible Income (formerly, Corporate
Bond Fund) from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific Horizon Flexible Income Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.


----------------------------------------------------------------------------------------------------------------------------------
                                             Aggregate Total Returns
                                        ------------------------------------------------------------------------------------------
                                        One-Year Period         Five-Year         Ten-Year Period      Period from
                                        Ended                   Period Ended      Ended                Commencement of
                                        February 28,            February 28,      February 28,         Operations through
                                        1998                    1998              1998                 February 28, 1998
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                  22.70%                  100.51%           352.84%                 N/A
(after fee waivers)*
----------------------------------------------------------------------------------------------------------------------------------
Capital Income Fund                     20.97%                  107.05%           372.32%                 N/A
*(after fee waivers)*
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities               8.92%                   28.76%           111.79%                 N/A
Fund*(after fee waivers)*
----------------------------------------------------------------------------------------------------------------------------------
California Municipal Bond
Fund* (after fee waivers)*                N/A**
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund*                  6.80%                     N/A               N/A                23.85%
(after fee waivers)*
----------------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund*                         33.08%                     N/A               N/A               141.77%
(after fee waivers)*
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   22.10%                     N/A               N/A                83.16%
(after fee waivers)**
----------------------------------------------------------------------------------------------------------------------------------
National Municipal Bond
Fund (after fee waivers)*                 N/A**
----------------------------------------------------------------------------------------------------------------------------------
Flexible Income Fund*+                   9.88%                   46.51%           103.95%                 N/A
(after fee waivers)*
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                9.35%                     N/A               N/A                 8.16%
(after fee waivers)*
----------------------------------------------------------------------------------------------------------------------------------


--------------------

* Performance prior to October 25, 1996, October 21, 1996, November 20, 1996, February 28, 1997, November 20, 1996, November 11, 1996, November 11, 1996, February 28, 1997, November 20, 1996 and October 25, 1996 is represented by performance of the A Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, California Tax Exempt Bond, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Flexible Income and International Equity Funds, respectively. On the foregoing dates, K Shares of the above-listed Funds commenced operations. Sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee which would have reduced price performance.

+      Total return for the Pacific Horizon Flexible Income Fund (formerly,
Corporate Bond Fund) from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific Horizon Flexible Income Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

**     K Shares of the California Municipal Bond and National Municipal Bond
Fund ceased operations on September 15, 1997.

              Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the SRF Shares of the Intermediate Bond, Blue Chip and Asset Allocation Funds for the years or periods indicated were as follows:

------------------------------------------------------------------------------------------------------------------
                                             Average Annual Return
------------------------------------------------------------------------------------------------------------------
                                One-Year Period           Five-Year Period           Period From Commencement
                                Ended                     Ended                       of Operations* through
                                February 28, 1998         February 28, 1998              February 28, 1998
------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund           7.18%                      5.05%                      7.49%
(after fee waivers)*
------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                  34.32%                     22.44%                     17.82%
(after fee waivers)*
------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund           23.14%                     15.04%                     13.26%
(after fee waivers)*
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                             Aggregate Total Return
------------------------------------------------------------------------------------------------------------------
                                One-Year Period           Five-Year Period           Period From Commencement
                                Ended                     Ended                       of Operations* through
                                February 28, 1998         February 28, 1998              February 28, 1998
------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund           7.18%                     27.95%                    105.66%
(after fee waivers)*
------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                  34.32%                    175.21%                    414.17%
(after fee waivers)*
------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund           23.14%                    101.48%                    246.77%
(after fee waivers)*
------------------------------------------------------------------------------------------------------------------


* On June 23, 1997, the Bond, Blue Chip and Asset Allocation Funds of Seafirst Retirement Funds were reorganized into the Intermediate Bond, Blue Chip and Asset Allocation Funds of the Company. Performance prior to June 23, 1997 is represented by the performance of the Bond, Blue Chip and Asset Allocation of Seafirst Retirement Funds. The Intermediate Bond, Blue Chip and Asset Allocation Funds commenced operations on March 9, 1988.

              The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the SEC. Quotations which do not reflect such sales charges will, of course, be higher than quotations which do.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

              Pacific Horizon is an open-end management investment company organized as a Maryland corporation on October 27, 1982. Pacific Horizon's Charter authorizes the Board of Directors to issue up to four hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-one classes of stock - Classes A through W Common Stock,

$.001 par value per share, representing interests in twenty-one separate investment portfolios. Class D represents interests in the A Shares of the Aggressive Growth Fund, Class D -- Special Series 3 represents interests in the B Shares of the Aggressive Growth Fund and Class D -- Special Series 5 represents interests in the K Shares of the Aggressive Growth Fund; Class E represents interests in the A Shares of the U.S. Government Securities Fund, Class E -- Special Series 3 represents interests in the B Shares of the U.S. Government Securities Fund and Class E -- Special Series 5 represents interests in the K Shares of the U.S. Government Securities Fund; Class F represents interests in the A Shares of the Capital Income Fund, Class F -- Special Series 3 represents interests in the B Shares of the Capital Income Fund and Class F -- Special Series 5 represents interests in the K Shares of the Capital Income Fund; Class G represents interests in the A Shares of the California Municipal Bond Fund, Class G -- Special Series 3 represents interests in the B Shares of the California Municipal Bond Fund and Class G -- Special Series 5 represents interests in the K Shares of the California Municipal Bond Fund; Class B represents interests in the A Shares of the Intermediate Bond Fund, Class B -- Special Series 3 represents interests in the B Shares of the Intermediate Bond Fund; Class B -- Special Series 5 represents interests in the K Shares of the Intermediate Bond Fund, Class B -- Special Series 7 represents interests in the SRF Shares of the Intermediate Bond Fund; Class N represents interests in the A Shares of the Blue Chip Fund, Class N -- Special Series 3 represents interests in the B Shares of the Blue Chip Fund; Class N -- Special Series 5 represents interests in the K Shares of the Blue Chip Fund and Class N -- Special Series 7 represents interests in the SRF Shares of the Blue Chip Fund; Class O represents interests in the A Shares of the Asset Allocation Fund, Class O -- Special Series 3 represents interests in the B Shares of the Asset Allocation Fund; Class O -- Special Series 5 represents interests in the K Shares of the Asset Allocation Fund and Class O -- Special Series 7 represents interests in the SRF Shares of the Asset Allocation Fund; Class Q represents interests in the A Shares of the National Municipal Bond Fund, Class Q -- Special Series 3 represents interests in the B Shares of the National Municipal Bond Fund and Class Q -- Special Series 5 represents interests in the K Shares of the National Municipal Bond Fund; Class T represents interests in the A Shares of the International Equity Fund, Class T -- Special Series 3 represents interests in the B Shares of the International Equity Fund and Class T -- Special Series 5 represents interests in the K Shares of the International Equity Fund; Class U represents interests in the A Shares of the Short-Term Government Fund, Class U
- Special Series 3 represents interests in the B Shares of the Short-Term Government Fund and Class U - Special Series 5 represents interests in the K Shares of the Short-Term Government Fund; Class W represents interests in the A Shares of the Flexible Income Fund, Class W -- Special Series 3 represents interests in the B Shares of the Flexible Income Fund and Class W -- Special Series 5 represents interests in the K Shares of the Flexible Income Fund. Pacific Horizon's charter also authorizes the Board of Directors to classify or reclassify any particular class of Pacific Horizon's shares into one or more series.

              Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, Pacific Horizon's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of Pacific Horizon's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

              Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

              Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Pacific Horizon shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of Pacific Horizon voting without regard to particular Funds.

              Notwithstanding any provision of Maryland law requiring a greater vote of Pacific Horizon's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by Pacific Horizon's Charter, Pacific Horizon may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Pacific Horizon voting without regard to class.

THE MASTER PORTFOLIOS

              The Intermediate Bond Master Portfolio and Blue Chip Master Portfolio are separate series of Master Investment Trust, Series I. The Master Trust's Declaration of Trust authorizes its Board of Trustees to issue an unlimited number of interests of beneficial interest and to establish and designate any unissued interests of one or more additional series of interests. Investors in the Master Portfolios are entitled to distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Master Portfolio. Investors are also entitled to participate in the net distributable assets of the Master Portfolio in which they hold beneficial interests on liquidation. Beneficial interests have no preemptive rights, conversion or exchange rights.

REPORTS

              Shareholders will receive unaudited semi-annual reports describing the Master Portfolio's and Funds' investment operations and annual financial statements together with the reports of the independent accountants of the Funds.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT

              The Bank of New York, 90 Washington Street, New York, New York 10286, has been appointed custodian for the Non- Feeder Funds except the Flexible Income Fund, International Equity Fund and Asset Allocation Fund. PNC Bank, National Association, 1600 Market Street, Philadelphia, PA 19103 has been appointed custodian for the Blue Chip Fund, Intermediate Bond Fund, Flexible Income Fund, International Equity Fund, Asset Allocation Fund, Intermediate Bond Master Portfolio and Blue Chip Master Portfolio. The Bank of New York (with respect to the National Municipal Bond Fund, California Municipal Bond Fund, U.S. Government Securities Fund, Capital Income Fund and Aggressive Growth Fund) and PFPC (with respect to the Flexible Income Fund, International Equity Fund, Short-Term Government Fund, Asset Allocation Fund, Intermediate Bond Fund and Blue Chip Fund) provide the Funds with certain accounting services pursuant to Fund Accounting Services Agreements with Bank of America. Both PFPC, which is located at 103 Bellevue

Parkway, Wilmington, DE 19809, and PNC Bank, National Association are wholly owned subsidiaries of PNC Bancorp, Inc., a bank holding company. Under separate Fund Accounting Services Agreements, The Bank of New York and PFPC have agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect their respective Funds. The monthly fees charged by The Bank of New York and PFPC under the Fund Accounting Agreements are borne by the Funds. As custodians, The Bank of New York and PNC Bank, N.A. each (i) maintain separate account or accounts in the name of the respective Funds and/or Master Portfolios, as appropriate (ii) hold and disburse portfolio securities; (iii) make receipts and disbursements of money, (iv) collect and receive income and other payments and distributions on account of portfolio securities, (v) respond to correspondence from security brokers and others relating to their respective duties and (vi) make periodic reports concerning their duties.

              PFPC Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968, serves as transfer and dividend disbursing agent for each class of shares of the Funds.

COUNSEL

              Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of Pacific Horizon, is a partner), 1345 Chestnut Street, Philadelphia, PA
19107 serves as counsel to the Companies and will pass upon the legality of the shares offered hereby. O'Melveny & Meyers acts as counsel to Bank of America and as special California counsel for the California Municipal Bond Fund and has reviewed the portions of the California Municipal Bond Fund's Prospectus and this Statement of Additional Information concerning California taxes and the description of the special considerations relating to California Municipal Securities.

INDEPENDENT ACCOUNTANTS

              PricewaterhouseCoopers LLP, representing the combined firms of Price Waterhouse LLP and Coopers & Lybrand L.L.P., independent accountants, with offices at 1177 Avenue of the Americas, New York, New York, has been selected as independent accountants of each Fund for the fiscal year ended February 28, 1999.

FINANCIAL STATEMENTS AND EXPERTS

              The Annual Reports for each Fund for their fiscal year ended February 28, 1998 (the "Annual Reports") accompanies this Statement of Additional Information. The financial statements and notes thereto in each Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in each Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

MISCELLANEOUS

              As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares or interests of a Fund, a Master Portfolio or a particular series means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares or interests of such Fund, Master Portfolio or series or (b) 67% of the shares or interests of such Fund, Master Portfolio or series present at a meeting at which more than 50% of the outstanding shares or interests of such Fund, Master Portfolio or series are represented in person or by proxy.


PRINCIPAL HOLDERS OF SECURITIES

As of June 5, 1998, the officers and directors of the Company collectively owned less than 1% of the outstanding shares of any class of the Funds.

As of June 5, 1998, the following entities were known by the Funds to own 5% or more of the outstanding shares of any class of the Funds:

                                                                                                  PERCENT OF
                                                                   NUMBER OF                     OUTSTANDING
                                                                  SHARES HELD                  SHARES OF CLASS
                                                             --------------------              ---------------
PRIME FUND -- PACIFIC HORIZON SHARES
BA Investment Services, Inc.                                   2,112,267,667.780                     80.6%

FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                   259,888,898.200                      9.9%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

PRIME FUND -- HORIZON SHARES
Bank of America NT&SA                                            815,409,324.970                     31.3%
Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

William Barron Hilton                                            311,526,000.000                     11.9%
Charitable Remainder Trust
9336 Civic Center Drive
Beverly Hills, CA 90210

PRIME FUND -- HORIZON SERVICE SHARES
Bank of America NT&SA                                            934,160,388.770                     25.0%
Financial Management and Trust Services
P.O. Box 513577 -- Terminal Annex
Los Angeles, CA 90051

BA Investment Services, Inc.                                     310,996,075.190                      8.3%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

Security Pacific Cash Management                                 708,728,100.000                     19.0%
c/o Bank of America
1850 Gateway Blvd.
Concord, CA 94520

PRIME FUND -- X SHARES
BA Investment Services, Inc.                                     528,249,277.05                      50.9%
FBO Customers
Unit 17852

P.O. Box 7042
San Francisco, CA 94120

PRIME FUND -- Y SHARES
BA Arizona                                                         8,049,762.200                      5.5%
2044 Franklin Street
Oakland, CA 94612

Bank of America-California                                         7,500,000.000                      5.1%
2044 Franklin Street
Oakland, CA 94612

Karsten Manufacturing Corporation                                  8,149,580.350                      5.6%
2201 West Desert Cove
Phoenix, AZ 85029

PRIME FUND -- S SHARES
BA Investment Services, Inc.                                     803,285,361.970                     99.2%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TREASURY FUND -- PACIFIC HORIZON SHARES
HARE & Co., Bank of New York                                      64,553,129.890                     20.9%
and Short Term Investment Funds
One Wall Street
New York, NY 10286

BA Investment Services, Inc.                                     192,584,335.900                     62.4%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TREASURY FUND -- HORIZON SHARES
Bank of America NT&SA                                            227,462,997.510                     32.4%
Private Banking
Attn: Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

HARE & Co                                                        164,326,526.330                     23.4%
c/o Bank of New York

One Wall Street, 5th Floor
New York, NY 10286

KPMG Peat Marwick LLP                                             51,000,000.000                      7.3%
3 Chestnut Ridge Road
Montvale, NJ 07645

Los Angeles Department of Airports                                42,557,369.150                      6.1%
515 South Flower Street
Los Angeles, CA 90071

Century Theatres Inc.                                             47,096,226.750                      6.7%
150 Pelican Way
San Rafael, CA 94901

TREASURY FUND -- HORIZON SERVICE SHARES
Security Pacific Cash Management                                 199,484,100.000                     11.3%
c/o Bank of America
1850 Gateway Blvd.
Concord, CA 94520

Bank of America FM&TS                                            368,064,376.550                     20.8%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

TREASURY FUND -- X SHARES
BA Investment Services, Inc.                                      12,694,320.760                      5.3%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

Bank of America California                                        32,000,000.000                     13.5%
2044 Franklin Street
Oakland, CA 94612

TREASURY FUND -- Y SHARES
Bank of America California                                         5,000,000.000                      6.6%
2044 Franklin Street
Oakland, CA 94612

BA Arizona                                                         7,700,404.480                     10.2%
2044 Franklin Street

Oakland, CA 94612

BA Nevada                                                          6,071,336.580                      8.0%
2044 Franklin Street
Oakland, CA 94612

CCC TA Welfare Benefit Trust                                       5,736,144.850                      7.6%
2950 E. Rochelle Ave
Las Vegas, NV 89121

Collectron AZ                                                      4,051,866.650                      5.4%
P.O. Box 1931
Nogales, AZ 85628

Sunclipse Inc.                                                     4,191,584.710                      5.6%
6600 Valley View Street
Buena Park, CA 90620

TREASURY ONLY FUND -- PACIFIC HORIZON SHARES
HARE & Co., Bank of New York and Short                            22,854,225.010                     12.1%
Term Investment Funds
One Wall Street
New York, NY 10286

BA Investment Services, Inc.                                     101,186,129.680                     53.4%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                    59,850,049.120                     31.6%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TREASURY ONLY FUND -- HORIZON SHARES
Bank of America Illinois                                           4,334,149.550                     13.6%
231 S. LaSalle Street
Chicago, IL 60697

Bank of America NT&SA                                             22,854,051.990                     71.5%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex

Los Angeles, CA 90051

City and County of San Francisco                                   4,100,243.250                     12.8%
Mayors Office of Community
25 Van Ness Avenue, Suite 700
San Francisco, CA 94102

TREASURY ONLY FUND -- HORIZON SERVICE SHARES
Bank of America NT&SA                                             52,896,546.290                     24.3%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BA Investment Services, Inc.                                      17,371,255.110                      8.0%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

The Emerson U. and Erika J. Glazer Trust                          12,364,024.280                      5.7%
3 Del Amo Fashion Center
Torrance, CA 90503

GOVERNMENT -- PACIFIC HORIZON SHARES
Wall Data Inc.                                                    14,657,467.680                      9.2%
11332 NE 122nd Way
Kirkland, WA 98034

HARE & Co., Bank of New York and Short                             8,707,595.120                      5.5%
Term Investment Funds
One Wall Street
New York, NY 10286

BA Investment Services, Inc.                                      93,865,900.070                     59.1%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                    24,813,941.710                     15.6%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

GOVERNMENT FUND -- HORIZON SHARES

Skinner Corporation                                               11,294,088.600                      5.1%
1326 Fifth Avenue, Suite 711
Seattle, WA 98101

New York New York Hotel LLC                                       12,847,712.880                      5.8%
3790 Las Vegas Boulevard South
Las Vegas, NV 89109

Sletton Construction of Nevada Inc.                               12,607,585.140                      5.7%
P.O. Box 93776
Las Vegas, NV 89193

GOVERNMENT FUND -- HORIZON SERVICE SHARES
Bank of America NT&SA                                             35,965,540.250                     80.6%
Trust, Financial Management & Trust Services
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

Security Pacific Cash Management                                   6,619,300.000                     14.8%
c/o Bank of America
1850 Gateway Blvd
Concord, CA 94520

TAX EXEMPT MONEY FUND -- PACIFIC HORIZON SHARES
BA Investment Services, Inc.                                     124,277,308.400                     94.6%
FBO Customers Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TAX EXEMPT MONEY FUND -- HORIZON SHARES
Bank of America NT&SA                                            308,877,964.040                     94.5%
The Private Bank
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

TAX EXEMPT MONEY FUND -- HORIZON SERVICE SHARES
BA Investment Services, Inc.                                      29,904,479.330                     11.5%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

Bank of America                                                  117,932,621.380                     65.1%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

TAX EXEMPT MONEY FUND -- S SHARES
BA Investment Services, Inc.                                      35,815,756.430                    100.0%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
 -- PACIFIC HORIZON SHARES
BA Investment Services, Inc.                                     300,327,896.900                     54.2%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                   232,178,555.240                     41.9%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
 -- HORIZON SERVICE SHARES
Bank of America NT&SA                                            326,393,595.930                     55.0%
Attn: Common Trust Funds Unit
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BA Investment Services, Inc.                                     175,398,911.420                     29.6%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
 -- X SHARES
BA Investment Services, Inc.                                      25,836,568.320                    100.0%
FBO Customers
Unit 17852
P.O. Box 7042

San Francisco, CA 94120

CALIFORNIA TAX EXEMPT MONEY MARKET FUND
 -- S SHARES
BA Investment Services, Inc.                                     227,376,082.980                    100.0%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

INTERMEDIATE BOND FUND -- A SHARES
PACO -- Attn: Mutual Funds                                           544,191.036                     12.1%
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                                              2,347,781.402                     52.2%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

PACO                                                                 475,408.464                     10.6%
P.O. Box 513577
Los Angeles, CA 90051

INTERMEDIATE BOND FUND -- K SHARES
Corelink Financial, Inc.                                              46,135.414                    100.0%
P.O. Box 4054
Concord, CA 94524

INTERMEDIATE BOND FUND -- SRF SHARES
Seafirst Bank                                                      3,080,718.572                    100.0%
FBO Retirement Services
P.O. Box 84248
Seattle, WA 98124

CORPORATE BOND FUND -- A SHARES
PACO                                                                 206,707.063                      8.1%
Attn: Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                                                477,339.651                     18.8%
The Private Bank
Attn: Common Trust Funds Unit 38329

P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

FLEXIBLE INCOME (FORMERLY CORPORATE BOND) FUND -- K SHARES
Corelink Financial, Inc.                                              23,543.085                    100.0%
P.O. Box 4054
Concord, CA 94524

U.S. GOVERNMENT SECURITIES FUND -- K SHARES
Corelink Financial, Inc.                                             116,153.211                    100.0%
P.O. Box 4054
Concord, CA 94524

SHORT-TERM GOVERNMENT FUND -- A SHARES
Bank of America NT&SA                                              3,156,142.163                     83.8%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

CALIFORNIA MUNICIPAL (FORMERLY, CALIFORNIA
  TAX-EXEMPT) BOND FUND -- A SHARES
Bank of America NT&SA                                              3,044,994.685                      9.6%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

CAPITAL INCOME FUND -- K SHARES
Corelink Financial, Inc.                                             150,245.252                     88.5%
P.O. Box 4054
Concord, CA 94524

ASSET ALLOCATION FUND -- A SHARES
Corelink Financial, Inc.                                             260,091.341                      8.1%
P.O. Box 4054
Concord, CA 94524

Bank of America NT&SA                                                272,916.571                      8.5%
FBO PACO
Attn: Mutual Funds Unit
P.O. Box 3577
Terminal Annex

Los Angeles, CA 90051

Vanguard Fiduciary Trust Company                                     184,535.325                      5.8%
Kirkland and Ellis Defined
 Contribution Retirement Plan
P.O. Box 2600
Valley Forge, PA 19482

ASSET ALLOCATION FUND -- K SHARES
Corelink Financial, Inc.                                              63,480.863                    100.0%
P.O. Box 4054
Concord, CA 94524

ASSET ALLOCATION -- SRF SHARES
Seafirst Bank                                                     11,668,940.795                    100.0%
FBO Retirement Services
P.O. Box 84248
Seattle, WA 98124

AGGRESSIVE GROWTH FUND - A SHARES
PACO - Attn: Mutual Funds                                            491,251.531                      5.3%
P.O. Box 513577
Los Angeles, CA 90051

AGGRESSIVE GROWTH FUND -- K SHARES
Corelink Financial Inc.                                              161,757.766                    100.0%
P.O. Box 4054
Concord, CA 94524

BLUE CHIP FUND -- A SHARES
Bank of America NT&SA                                                901,809.695                      7.6%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BLUE CHIP FUND -- K SHARES
Corelink Financial Inc.                                              250,051.579                     99.5%
P.O. Box 4054
Concord, CA 94524

BLUE CHIP FUND -- SRF SHARES
Seafirst Bank                                                     13,956,166.970                    100.0%
FBO Retirement Services
P.O. Box 84248

Seattle, WA 98124

INTERNATIONAL EQUITY FUND -- A SHARES
PACO                                                                 789,867.260                     18.9%
Attn: Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                                                893,038.660                     21.3%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

PACO                                                               1,500,976.246                     35.9%
Attn: Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

INTERNATIONAL EQUITY FUND -- K SHARES
Corelink Financial, Inc.                                              62,528.613                    100.0%
P.O. Box 4054
Concord, CA 94524

At June 5, 1998, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

As of July 1, 1998, Bank of America and its affiliates held of record approximately 97.26%, 88.51%, 50.53%, 97.52%, 83.82%, 95.79%, 95.63%, 98.31%,
66.43%, 58.83%, 74.91%, 99.74%, 48.26%, 57.77%, 30.81%, 87.50% and 74.72% of
the outstanding shares of the International Equity, U.S. Government Securities, Flexible Income (formerly Corporate Bond), Intermediate Bond, Capital Income, Blue Chip, Asset Allocation, National Municipal Bond, California Municipal Bond (formerly California Tax-Exempt Bond), Treasury, Prime, Short-Term Government, Aggressive Growth, California Tax-Exempt Money Market, Tax-Exempt Money, Government, and Treasury Only Funds, respectively, as agent or custodian for their customers.

The Prospectuses and this SAI omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

FINANCIAL STATEMENTS

The Annual Reports for each Fund for their fiscal year ended February 28, 1998 accompany this SAI. The financial statements and notes thereto in each Annual Report are incorporated into this

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.




CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.


                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


                  As stated in the Prospectuses, the Funds, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix B.

I.       INTEREST RATE FUTURES CONTRACTS

                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the

Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

                  Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. Such Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  Examples of Futures Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

                  The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      MUNICIPAL BOND INDEX FUTURES CONTRACTS

                  A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of a number of term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The prices are then averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The National Municipal Bond Fund will sell index futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the National Municipal Bond Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the National Municipal Bond Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  Closing out a futures contract sale prior to the settlement date may be effected by the National Municipal Bond Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the National Municipal Bond Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the National Municipal Bond Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the National Municipal Bond Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the National Municipal Bond Fund realizes a loss.

Example of a Municipal Bond Index Futures Contract

                  Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                Current Price
                                                (points and
                                Maturity       thirty-seconds
Issue                 Coupon    Issue Date     Date of a point)
-----                 ------    ----------   ----     -----------

Ohio HFA              9 3/8     5/05/83      5/1/13 94-2
NYS Power             9 3/4     5/24/83      1/1/17 102-0
San Diego, CA IDR     10        6/07/83      6/1/18 100-14
Muscatine, IA Elec    10 5/8    8/24/83      1/1/08 103-16
Mass Health & Ed      10        9/23/83      7/1/16 100-12

                  The current value of the fund is $5,003,750.

                  To hedge against a decline in the value of the fund, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

                  On March 23, the bonds in the portfolio have the following values:

         Ohio HFA                   81-28
         NYS Power                  98-26
         San Diego, CA IDB          98-11
         Muscatine, IA Elec         99-24
         Mass Health & Ed           97-18

                  The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

                  The following table provides a summary of transactions and the results of the hedge.

                Cash Market                      Futures Market
                -----------                      --------------

February 2      $5,003,750 long position in      Sell 50 municipal Bond futures
                municipal bonds                  contracts at 86-09

March 23        $4,873,438 long position in      Buy Municipal Bond futures
                municipal bonds                  contracts at 83-27
                ---------------------------      ------------------------------
                $130,312 Loss                    $121,875 Gain


                  While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

                  The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III.     STOCK INDEX FUTURES CONTRACTS

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Aggressive Growth Fund, Capital Income Fund, Blue Chip Master Fund, Asset Allocation Fund and International Equity Fund will sell stock index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their respective portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Aggressive Growth Fund, Capital Income Fund, Blue Chip Fund, Asset Allocation Fund and International Equity Fund may utilize stock index futures contracts in anticipation of changes in the composition of their respective portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

                  The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

                Portfolio                               Futures
                                              - Day Hedge is Placed

Anticipate Buying $62,500 Aggressive          Buying 1 Index Futures at 125
with Growth Fund                              Value of Futures = $62,500/Contract

                                              - Day Hedge is Lifted

Buy Aggressive Growth Fund with               Sell 1 Index Futures at 130
Actual Cost = $65,000                         Value of Futures = $65,000/Contract

Increase in Purchase Price = $2,500           Gain on Futures = $2,500


                   HEDGING A STOCK PORTFOLIO: Sell the Future
          Hedge Objective: Protect Against Declining Value of the Fund


Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

                Portfolio                                   Futures
                                                    - Day Hedge is Placed

Anticipate Selling $1,000,000 Aggressive            Sell 16 Index Futures at 125
Growth Fund                                         Value of Futures = $1,000,000

                                                    - Day Hedge is Lifted

Aggressive Growth Fund - Own Stock                  Buy 16 Index Futures at 120
with Value = $960,000                               Value of Futures = $960,000

Loss in Fund Value = $40,000                        Gain on Futures = $40,000


                  If, however, the market moved in the opposite direction, that is, market value decreased and a Portfolio had entered into an anticipatory purchase hedge, or market value increased and a Portfolio had hedged its stock portfolio, the results of the Portfolio's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

                Portfolio                            Futures
                                             - Day Hedge is Placed

Anticipate Buying $62,500 Aggressive         Buying 1 Index Futures at 125
Growth Fund                                  Value of Futures = $62,500/Contract

                                             - Day Hedge is Lifted

Buy Aggressive Growth Fund with              Sell 1 Index Futures at 120
Actual Cost - $60,000                        Value of Futures = $60,000/Contract

Decrease in Purchase Price = $2,500          Loss on Futures = $2,500


                   HEDGING A STOCK PORTFOLIO: Sell the Future
          Hedge Objective: Protect Against Declining Value of the Fund


Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

                Portfolio                                 Futures
                                                  - Day Hedge is Placed

Anticipate Selling $1,000,000 Aggressive          Sell 16 Index Futures at 125
Growth Fund                                       Value of Futures = $1,000,000

                                                  - Day Hedge is Lifted

Aggressive Growth Fund - Own Stock                Buy 16 Index Futures at 130
with Value = $1,040,000                           Value of Futures = $1,040,000

Gain in Fund Value = $40,000                      Loss of Futures = $40,000

IV.  FUTURES CONTRACTS ON FOREIGN CURRENCIES

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Aggressive Growth Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

V.  MARGIN PAYMENTS

                  Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

VI.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures in the Funds as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralized the position and thereby insure that the use of such futures is unleveraged.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the investment adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

                  Successful use of futures by a Fund is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VII.   OPTIONS ON FUTURES CONTRACTS

                  Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VIII.  OTHER HEDGING TRANSACTIONS

                  The U.S. Government Securities Capital Income, Blue Chip, Intermediate Bond, Asset Allocation and International Equity Funds presently intend to use interest rate futures contracts, the Aggressive Growth, the Blue Chip, Asset Allocation and International Equity Funds presently intend to use stock index futures contract (and foreign currency futures contracts (and related options) with respect to the Aggressive Growth and International Equity Funds) in connection with their hedging activities. Nevertheless, each of these Funds is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Funds' hedging strategies if, in the judgment of the investment adviser, transactions therein are necessary or advisable.

                           PACIFIC HORIZON FUNDS, INC.
                                 (THE "COMPANY")
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                              ASSET ALLOCATION FUND

                                  July 1, 1998

                                TABLE OF CONTENTS
                                                                          Page

The Company............................................................      2
Investment Objectives And Policies.....................................      2
Additional Purchase And Redemption Information.........................     23
Additional Information Concerning Taxes................................     30
Management.............................................................     32
General Information....................................................     56
Appendix A.............................................................    A-1
Appendix B.............................................................    B-1

         This Statement of Additional Information applies to the A, B and K Shares of the Pacific Horizon Asset Allocation Fund (the "Fund") of the Company. This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated July 1, 1998, as it may from time to time be revised (the "Prospectus"), and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in either A, B or K Shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus relating to the Fund may be obtained by calling Provident Distributors, Inc. ("PDI" or the "Distributor") at 800-346-2087. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                   THE COMPANY

              The Company was organized on October 27, 1982 as a Maryland corporation. The Fund commenced operations on January 24, 1994. Prior to June 23, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Portfolio ("Master Portfolio") of Master Investment Trust, Series I ("Master Trust I"), which had an identical investment objective. On June 23, 1997, the Asset Allocation Fund withdrew its assets from the Master Portfolio and invested them directly in securities. As of the date of this Statement of Additional Information, no B Shares were offered or outstanding.

              The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

              The Prospectus for the Fund describes the investment objective of the Fund. The following is a discussion of the various investments and techniques employed by the Asset Allocation Fund. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus for the Fund.

PORTFOLIO TRANSACTIONS

         The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal year ended February 28, 1998, the portfolio turnover rate was 67% and for the fiscal years ended February 28, 1997 and February 29, 1996, the portfolio turnover rates for the Master Portfolio were 116% and 157%, respectively.

         Subject to the general control of the Board of Directors, Bank of America National Savings and Trust Association, L.P. ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Asset Allocation Fund.

              Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of portfolio securities for the fixed income portion of the Fund are normally principal transactions without brokerage commissions.

              For the fiscal years and period indicated, Asset Allocation Fund and the Master Portfolio paid the following brokerage commissions:

                ----------------------------------------------------------------
                     Year Ended             Year Ended            Year Ended
                  February 28, 1998      February 28, 1997     February 29, 1996
--------------------------------------------------------------------------------
Asset                $125,211*               $152,270*             $175,960*
Allocation
--------------------------------------------------------------------------------

* Until June 23, 1997, the Asset Allocation Fund invested all of its assets in the Master Portfolio. Information contained in the chart includes brokerage commissions paid by the Master Portfolio.

              In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Investment Advisory Agreement between the Company and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes Bank of America, subject to the approval of the Board of Directors of the Fund to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the Fund or Company. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

              It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or the Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

              Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving the Company and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. In connection with its investment management services with respect to the Fund, Bank of America will not acquire certificates of deposit or other securities issued by it or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, Bank of America, the distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

              The Fund, may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Directors of the Fund, believes such practice to be in the interest of the Fund.

              To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

              The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act or their parents held by Pacific Horizon as of the close of its most recent fiscal year. As of February 28, 1998: (a) the Treasury Fund held the following securities:
Repurchase Agreement with Morgan Stanley Dean Witter & Co. in the principal amount of $145,000,000; Repurchase Agreement with Lehman Brothers, Inc. in the principal amount of $50,000,000; Repurchase Agreement with Merrill Lynch Securities, Inc. in the principal amount of $145,000,000; and Repurchase Agreement with Goldman Sachs & Co. in the principal amount of $574,667,000; (b) the Government Fund held the following securities: Repurchase

Agreement with Morgan Stanley Dean Witter & Co. in the principal amount of $20,000,000; Repurchase Agreement with Goldman Sachs & Co. in the principal amount of $97,174,000; and Repurchase Agreement with Merrill Lynch Securities, Inc. in the principal amount of $20,000,000; (c) the Prime Fund held the following securities: Merrill Lynch & Co., Inc. commercial paper in the principal amounts of $25,000,000 and $100,000,000; Lehman Brothers Holdings, Inc. commercial paper in the principal amounts of $25,000,000 and $50,000,000; Salomon Smith Barney Holdings Inc. commercial paper in the principal amounts of $25,000,000, $50,000,000, $50,000,000, $50,000,000 and $24,775,000; Merrill
Lynch & Co., Inc. daily variable rate obligations in the principal amounts of $25,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $19,000,000; Dean Witter Discover & Co. corporate obligation in the principal amount of $15,000,000; Goldman Sachs Group L.P. master note in the principal amount of $400,000,000; Morgan Stanley Group, Inc. master note in the principal amount of $300,000,000; Bear Stearns Companies, Inc. daily variable rate obligations in the principal amounts of $75,000,000 and $60,000,000; Bear Stearns Companies, Inc. monthly variable rate obligations in the principal amounts of $25,000,000 and $18,000,000; Lehman Brothers Holdings, Inc. daily variable rate obligation in the principal amount of $50,000,000; Lehman Brothers Holdings, Inc. quarterly variable rate obligations in the principal amounts of $36,000,000 and $25,000,000; Repurchase Agreement with Morgan Stanley Dean Witter & Co. in the principal amount of $180,000,000; Repurchase Agreements with Goldman Sachs & Co. in the principal amounts of $118,567,000 and $325,000,000; (d) the Flexible Income Fund held the following securities: Bear Stearns corporate obligation in the principal amount of $400,000; Merrill Lynch & Co., Inc. corporate debt obligation in the principal amount of $1,500,000; (e) the Intermediate Bond Master Portfolio held the following securities: Bear Stearns & Company corporate obligation in the principal amount of $1,500,000; Lehman Brothers Holdings medium term note in the principal amount of $2,000,000; (f) the Asset Allocation Fund held the following securities: Morgan Stanley Group, Inc. common stock in the amount of $1,400,719; Paine Webber Group medium term note in the principal amount of $1,250,000; (g) the Blue Chip Master Portfolio held the following security: Morgan Stanley Dean Witter Discover & Co. common stock in the amount of $12,299,844; (h) the International Equity Fund held the following security: Repurchase Agreement with Paine Webber, Inc. in the amount of $5,784,000.

              Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc., and Paine Webber are considered to be regular brokers and dealers of the Company.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION

              The following discussion supplements the descriptions of such investments in the Prospectus.

              Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Certificates of deposit, bankers' acceptances and time deposits are eligible investments for the Fund as described in its Prospectus. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' Acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of Deposit and Bankers Acceptances may only be purchased from domestic or foreign banks and financial institutions having total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches). Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Fund.

              Instruments issued by foreign banks or financial institutions may be subject to investment risks that are different in some respects than the risks associated with instruments issued by those U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

              Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

              As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

              Commercial Paper and Short-Term Notes. The investment policies of the Fund permit investment in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year.

              Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization ("NRSRO"); or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board of Directors of the Fund. These rating symbols are described in Appendix A.

              Other Investment Companies. In connection with the management of its daily cash position, the Fund may invest in the securities of other investment companies (including money market mutual funds advised by Bank of America). The Fund is permitted to invest up to 5% of the value of its total assets in the securities of another investment company; except with respect to the investment in a money market mutual fund advised by Bank of America, the Fund is permitted to invest the greater of 5% of its respective net assets or $2.5 million. However, no more than 10% of the Fund's total assets may be invested in the securities of other investment companies in the aggregate. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act and the Fund's fundamental investment limitations. As a shareholder of another investment company, the Fund would bear along with other shareholders, its pro-rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The 1940 Act generally prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. In addition, no more than 10% of the outstanding voting stock of any one investment company may be owned in the aggregate by the Fund and any other investment company advised by the investment adviser.

              Repurchase Agreements. The Fund is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Fund to resell such securities at a mutually agreed upon date and price. Repurchase agreements maturing in more than seven days are considered illiquid investments and investments in such repurchase agreements along with any other illiquid securities will not exceed 15% of the value of the net assets of the Fund. The Fund is not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Fund or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

              U.S. Government Obligations. The Fund is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

              Variable and Floating Rate Instruments. As described in the Prospectus, the Fund may acquire variable and floating rate instruments and master demand notes. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Fund, Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to the Fund's fundamental 15% of net assets limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

              Reverse Repurchase Agreements. As described in the Prospectus, the Fund is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever the Fund enters into a reverse repurchase agreement, it will segregate account liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will subsequently continuously monitor the account for maintenance of such equivalent value. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

              Options Trading. The Fund may, under certain circumstances and in accordance with investment limitations described in its prospectus, engage in options trading. Such options may relate to U.S. and foreign securities or to various stock indices. The Fund presently intends that the aggregate value of its assets subject to options will not exceed 5% of the value of its net assets. The investment policies of the Fund provide that the aggregate value of the Fund's assets subject to options may not exceed 25% of the value of its net assets.

              Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original premium paid for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Unlisted options are not subject to the protections afforded purchases of options listed by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Furthermore, it is the position of the staff of the SEC that over-the-counter options are illiquid. To the extent that the Fund invests in options that are illiquid (including over-the-counter options), such investment will be subject to the Fund's limitations on illiquid securities.

              The Fund will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by it. Any losses realized by the Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the options plus any transaction costs. A gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns.

              The Fund is permitted to write call options if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

              The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

              If the Fund desires to sell a particular security it owns, on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, the Fund will enter into a "closing purchase transaction" - the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index.

              When the Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security if such security is owned by the Fund. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

              As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

              A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

              Futures. The Fund may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options). A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made. The Fund may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

        Successful use of futures contracts by the Fund is subject to Bank of America's ability to predict correctly movements in the direction of the stock market or interest rates. There are several risks in connection with the use of futures contracts by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

              It is also possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.

              In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movement in the cash market and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by Bank of America may still not result in a successful hedging transaction over a short time frame.

              Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

              Options on Futures Contracts. The acquisition of put and call options on a futures contract will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position of prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

              The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

              The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

              For additional information concerning Futures and options thereon, please see Appendix B to this Statement of Additional Information.

              Foreign Investments. The Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States.

              Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

              Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

              Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

              In considering whether to invest in the securities of a foreign company, Bank of America considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies will fluctuate from time to time within the percentage limits stated above depending on the investment adviser's assessment of prevailing market, economic and other conditions.

              Municipal Securities. The Fund may invest in Municipal Securities. Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax.

              The Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Fund may also purchase tax-exempt commercial paper.

              There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P, Fitch IBCA, Inc. ("Fitch IBCA") and Duff & Phelps Credit Rating Co. ("D&P") represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

              An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

              Information about the financial condition of issuers of Municipal Securities may be less available than about corporations a class of whose securities is registered under the Securities Exchange Act of 1934.

              From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the Fund's Prospectus under "Tax Information.") Proposals to further restrict or eliminate the tax benefits of municipal securities, while pending or if enacted, might materially adversely affect the availability of Municipal Securities for investment by the Fund and the liquidity and value of the Fund. In such an event, the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

              When-Issued Securities and Forward Commitments. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When the Fund agrees to purchase securities on a "when-issued," or "forward commitment" basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of the Fund will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Fund does not intend to engage in these transactions for speculative purposes but primarily in order to hedge against anticipated changes in interest rates. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of the Fund's assets.

              The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

              When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

              The market value of the securities underlying a when-issued purchase or forward commitment transaction and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

              Securities Lending. The Fund may lend securities as described in its Prospectus. Such loans will be secured by cash or securities of the U.S. Government and its agencies and instrumentalities. The collateral must be at all times equal to at least the market value of the securities loaned and is "marked to market" daily. The Fund will continue to receive interest or dividends on the securities it loans, and will also earn interest on the investment of any cash collateral. Although voting rights, or rights to consent, attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a fund if a material event affecting the investment is to occur.

              Asset-Backed and Mortgage-Related Securities. The Asset Allocation Fund may invest in asset-backed securities, including mortgage-backed securities representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

              There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank, and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

              The Asset Allocation Fund may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

              The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of the obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

              The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed as that for mortgage backed securities guaranteed by government agencies or instrumentalities.

ADDITIONAL INFORMATION

              The investment adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by a fund of the Company. The Fund may also invest in securities, interests or obligations of companies or entities which have a deposit, loan, commercial banking or other business relationship with Bank of America or any of its affiliates (including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by a fund of the Company).

OTHER INVESTMENT LIMITATIONS

              The Fund's investment objective is non-fundamental which may be changed without the vote of shareholders. The following are fundamental policies that may not be changed with respect to the Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares or outstanding interests (as defined below under "General Information - Miscellaneous"). The following enumerated additional fundamental policies may not be changed for the Fund without such a vote of shareholders or interestholders.

              THE ASSET ALLOCATION FUND MAY NOT:

              1. Underwrite any issue of securities within the meaning of the Securities Act of 1933 (the "1933 Act") except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

              2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

              3. Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

              4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

              5. Make loans, except to the extent permitted by the 1940 Act.

              6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

              7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) the Fund's assets may be invested in the securities of one or more diversified, management investment companies to the extent permitted by the 1940 Act.

              In addition, the Asset Allocation Fund is subject to the following non-fundamental policies and limitations, which may be changed without the vote of shareholders:

              THE ASSET ALLOCATION FUND MAY NOT:

              1. Sell securities short, maintain a short position or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

              2. Purchase securities of other investment companies except as permitted by the 1940 Act.

              3. Write or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may acquire standby commitments and may enter into futures contracts and options in accordance with its investment objective.

              4. Invest more than 15% of its net assets in illiquid securities.

              If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

              Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectus.

VALUATION OF THE ASSET ALLOCATION FUND

              Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price or (if none is available) the mean between the current quoted bid and asked prices provided by investment dealers. Other securities and assets for which market quotations are not readily available are valued at their fair value using methods determined under the supervision of the particular Board. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such basis does not represent fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, a constant proportionate amortization of any discount or premium is assumed until maturity of the security.

              A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely solely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the particular Board. Valuation of options is described above under "Investment Objectives and Policies - Options Trading."

SUPPLEMENTARY PURCHASE INFORMATION - A SHARES

              For the purpose of applying the Right of Accumulation or Letter of Intent privileges available to certain shareholders as described in the Prospectus, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for the Fund's Exchange Privilege.

              The computation of the hypothetical offering price per share of an A Share for the Fund based on the value of the Fund's net assets on February 28, 1998 and the Fund's A Shares outstanding on such date is as follows:

                                         Asset Allocation
                                               Fund
                                         ----------------

Net Assets                                 $ 49,239,679

Outstanding Securities                        2,299,985

Net Asset Value Per Share                  $      21.41

Sales Charge, 4.50 percent
of offering price (4.71 percent
of net asset value per share)              $       1.01

Maximum Offering Price to Public           $      22.42

SUPPLEMENTARY REDEMPTION INFORMATION - A, B AND K SHARES

              A, B and K Shares in the Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the Fund are priced and the proceeds will normally be wired in federal funds on the next business day thereafter. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

              To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968. Such request must be signed by each shareholder, with each signature guaranteed as described in the Fund's Prospectus. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

SUPPLEMENTARY PURCHASE INFORMATION

              In General. As described in the Prospectus, both A and B Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") K Shares may only be purchased by: (a) businesses or other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Provident Distributors, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open; (d) accounts under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (e) deferred compensation plans under Section 457 of the Code; and (f) certain other retirement plans. Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the Prospectus. Purchase orders will be effected only on business days. SRF Shares of the Fund are available for the investment of retirement funds held in eligible retirement accounts as described in a separate SRF Share Prospectus.

              A Shares in the Fund are sold with a sales load, except for such exemptions as noted in the Prospectus. These exemptions to the imposition of a sales load on A Shares are due to the nature of the investors and/or the reduced sales efforts that will be necessary in obtaining such investments. A Shares are also subject to a shareholder servicing fee. B Shares are sold without a front-end sales load, but are subject to a contingent deferred sales charge and an ongoing distribution and shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge. K Shares are subject to a distribution plan fee and an administrative and shareholder services fee. SRF Shares in each Fund are sold without a sales load. SRF Shares are subject to Shareholder Servicing fees. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

              Persons or organizations wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

              Initial purchases of A, B and K shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

              The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

              For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

              Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

              Exchange Privileges. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their shares for like shares of another investment portfolio in the Pacific Horizon Family of Funds or for like shares of an investment portfolio of Time Horizon Funds. In addition, shareholders of the Time Horizon Funds may exchange B Shares for Pacific Horizon Shares of the Pacific Horizon Prime Fund without the payment of any contingent deferred sales charge at the time the exchange is made. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

              Exchange transactions described in Paragraphs A, B, C, D, E, F and G below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

         A. A Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for other A Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of Time Horizon Funds.

         B. B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, B Shares that have been acquired through an exchange of B Shares may be exchanged for other B Shares or for like shares of Time Horizon Funds without the payment of a contingent deferred sales charge at the time of exchange. Except as noted in D below, in determining the holding period for calculating the contingent deferred sales charge payable on redemption of B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

         C. B Shares may be exchanged for Y Shares of the Pacific Horizon Prime Fund ("Y Shares") without paying a contingent deferred sales charge. At the time of such an exchange, a shareholder's holding period for calculating the contingent deferred sales charge payable on redemption of B Shares of a Fund will cease to accumulate. If the shareholder subsequently exchanges the shares back into B Shares of a Fund, the holding period accumulation on the shares will resume as of the time when the exchange was made into the Y Shares. In the event that a shareholder wishes to redeem Prime Shares acquired by exchange for B Shares of a Fund, the contingent deferred sales charge applicable to the accumulated B Shares of a Fund holding period prior to the exchange into the Y Shares will be charged.

         D. A or B Shares of any investment portfolio in the Pacific Horizon Family of Funds or like shares of the Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. A Shares purchased with a sales load or issued in connection with an exchange transaction involving A Shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load A or B Shares, as the case may be, of any other investment portfolio within 120 days of your redemption trade date. To accomplish an exchange transaction under the provisions of this paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

         E. A Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds that is offered without a sales load.

         F. A Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for A Shares in any other portfolio in the Pacific Horizon Family of Funds.

         G. K Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for other K Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of the Time Horizon Funds.

              Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for A Shares of another investment portfolio in the Pacific Horizon Family or for like shares of Time Horizon Funds which are sold with a sales load.

              Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

              Miscellaneous. Certificates for shares will not be issued.

              Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

              A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent is a day on which the New York Stock Exchange is open for trading. In 1998, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

              The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

              The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

              If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property.

                     ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL

              The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

              Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income, if any, and 90% of its tax-exempt income, if any, net of certain deductions for each taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest, and net short-term capital gains (the excess of net short-term capital gain over net long-term capital loss, if any), subject to certain adjustments and excluding the excess of net long-term capital gain for the taxable year over the net short-term capital loss for such year, if any. The Fund will be taxed on its undistributed investment company taxable income, if any. As stated, the Fund intends to distribute at least 90% of its investment company taxable income, if any, for each taxable year. To the extent such income is distributed by the Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

              Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the Fund's shares and whether such gain is received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for longer than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to those shares.

                  Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gain is taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

              A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of net capital gain over net capital loss). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

              The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company either that they are subject to backup withholding or that they are "exempt recipients."

OTHER INFORMATION

              Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

              Income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers because state and local tax consequences may be different from the federal tax consequences described above.

              The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY

              The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                         Position with
Name and Address                  Age    Company                 Principal Occupations
----------------                  ---    -------                 ---------------------

Robert E. Greeley                 66     Director                Chairman, Page Mill
Page Mill Asset                                                  Asset Management (a
Management                                                       private investment
433 California Street                                            company) (since 1997);
Suite 900                                                        Manager, Morgan Grenfell
San Francisco, CA  94104                                         Small Cap Fund (since 1986);
                                                                 Trustee, Master Investment Trust
                                                                 Series I (registered investment
                                                                 company) (since 1993), former
                                                                 Trustee, Master Investment Trust,
                                                                 Series II (registered investment
                                                                 company) (1993-1997), Trustee, Time
                                                                 Horizon Funds (registered
                                                                 investment company) (since 1995);
                                                                 Trustee and President, Pacific
                                                                 Innovations Trust (since 1996)
                                                                 (registered investment company);
                                                                 formerly Director, Bunker Hill
                                                                 Income Securities, Inc. (from 1989
                                                                 to 1994); Trustee, SunAmerica Fund
                                                                 Group (previously Equitec Siebel
                                                                 Fund Group) (registered investment
                                                                 companies) (from 1984 to 1992);
                                                                 formerly Director, Manager,
                                                                 Corporate Investments, Hewlett
                                                                 Packard Company (from 1979 to
                                                                 1991).

Thomas M. Collins                 63     Director                Of counsel, law firm of
McDermott & Trayner                                              McDermott & Trayner;
225 S. Lake Avenue                                               Partner of the law firm
Suite 410                                                        of Musick, Peeler &
Pasadena, CA 91101-3005                                          Garrett (until April, 1993);
                                                                 Chairman of the Board and Trustee,
                                                                 Master Investment Trust, Series I
                                                                 (registered investment company)
                                                                 (since 1993); President and
                                                                 Chairman of the Board of Pacific
                                                                 Horizon Funds, Inc. (1982 to August
                                                                 31, 1995); Member and Fund Director
                                                                 of the Advisory Board (since July
                                                                 1993); former Chairman of

                                         Position with
Name and Address                  Age    Company                 Principal Occupations
----------------                  ---    -------                 ---------------------


                                                                 the Board, Trustee, Master
                                                                 Investment Trust, Series II
                                                                 (registered investment company)
                                                                 1993 to April 1997; former
                                                                 Director, Bunker Hill Income
                                                                 Securities, Inc. (registered
                                                                 investment company) through 1991.

Douglas B. Fletcher               73     Vice Chairman           Chairman of the Board
Fletcher Capital                         of the Board            and Chief Executive
Advisors Incorporated                                            Officer, Fletcher
4 Upper Newport Plaza                                            Capital  Advisors,
Suite 100                                                        Incorporated, (regis-
Newport Beach, CA 92660-2629                                     tered investment
                                                                 advisor) 1991 to date; Director,
                                                                 FCA Securities, Inc. (registered
                                                                 broker/dealer) November 1993 to
                                                                 date; Partner, Newport Partners
                                                                 (private venture capital firm),
                                                                 1981 to date; Chairman of the Board
                                                                 and Chief Executive Officer, First
                                                                 Pacific Advisors, Inc. (registered
                                                                 investment adviser) and seven
                                                                 investment companies under its
                                                                 management, prior to 1983; former
                                                                 Allied Member, New York Stock
                                                                 Exchange; Chairman of the Board of
                                                                 FPA Paramount Fund, Inc. through
                                                                 1984; Chairman, TIS Mortgage
                                                                 Investment Company (real estate
                                                                 investment trust) (since 1988);
                                                                 Trustee and a former Vice Chairman
                                                                 of the Board, Claremont McKenna
                                                                 College; Chartered Financial
                                                                 Analyst.

Cornelius J. Pings*               69                             President, Association
480 South Orange Grove Blvd.                                     of American Universities
#6                                                               (February 1993 July 1998);
Pasadena, CA 91105                                               Provost (from 1982 to January
                                                                 1993) and Senior Vice President for
                                                                 Academic Affairs (from 1981 to
                                                                 January 1993), University of
                                                                 Southern California; Trustee,
                                                                 Master Investment Trust, Series I
                                                                 (since 1995); former Trustee,
                                                                 Master Investment Trust, Series II
                                                                 (from 1995 to 1997); Director,
                                                                 Farmers Group, Inc. (insurance
                                                                 company) (since 1991).

William P. Carmichael             53                             Senior Vice President, Sara Lee
808 S. Garfield                                                  Corporation (1991 to 1993);
Hinsdale, IL  60521                                              Treasurer, Senior Vice President
                                                                 and Chief Financial Officer,
                                                                 Beatrice Company (1987 to 1990);
                                                                 Trustee, Time Horizon Fund
                                                                 (registered investment Company)
                                                                 (since 1995); Trustee, Pacific

                                         Position with
Name and Address                  Age    Company                 Principal Occupations
----------------                  ---    -------                 ---------------------


                                                                 Innovations Trust (since 1997)
                                                                 (registered investment company);
                                                                 Trustee, 231 Funds (1993 to 1995)
                                                                 (registered investment company).

Edward S. Bottum                  63     Director                Managing Director, Chase
c/o Chase Franklin Corporation                                   Franklin Corporation (venture
100 S. Wacker Drive                                              capital firm) (since 1990);
Suite 1140                                                       Trustee, Time Horizon Funds
Chicago, IL  60606                                               (since 1995); Trustee and
                                                                 Chairman, Pacific Innovations Trust
                                                                 (since 1997) (registered investment
                                                                 company); formerly Vice Chairman of
                                                                 Continental Bank N.A. (retired
                                                                 1990); formerly Trustee, 231 Funds
                                                                 (February 1993 to August 1995).

Stephen M. Wynne                  41     Vice President          Executive Vice President
Executive                                                        and Chief Accounting
Vice President,                                                  Officer (since 1993) and
PFPC Inc.                                                        Senior Vice President
400 Bellevue Parkway                                             and Chief Accounting
Wilmington, DE  19809                                            Officer (1991 to 1993), PFPC
                                                                 Inc.; Executive Vice President,
                                                                 PFPC International (since 1995);
                                                                 Vice President and Chief
                                                                 Accounting Officer, PNC
                                                                 Institutional Management Corp.
                                                                 (since 1987).

Robert Kelly                      29     Assistant               Accounting Manager, PFPC
80 Harcourt Street                       Treasurer               International (since 1996);
Dublin, Ireland                                                  Accountant, Oppenheimer Funds,
                                                                 Inc. (1992 to 1996).

Jay F. Nusblatt                   36     Treasurer               Vice President and
Vice President,                                                  Director of Fund
PFPC Inc.                                                        Accounting and
103 Bellevue Parkway                                             Administration, PFPC
Wilmington, DE  19809                                            Inc. (since 1993); formerly
                                                                 Assistant Vice President, Fund
                                                                 Plan Services, Inc. (1989 to
                                                                 1993).

W. Bruce McConnel, III            54     Secretary               Partner of the law firm
1345 Chestnut Street                                             of Drinker Biddle &
Philadelphia National Bank                                       Reath LLP.
Building, Suite 1100
Philadelphia, PA 19107

Gary M. Gardner                   46     Assistant               Chief Counsel-Mutual
Chief Counsel-Mutual                     Secretary               Funds, PNC Bank (since
Funds,                                                           1994); Associate General
PNC Bank                                                         Counsel, The Boston
1600 Market Street,                                              Company, Inc. (1992 to
28th Fl.                                                         1994); General Counsel,
Philadelphia, PA  19103                                          SunAmerica Asset Management Inc.
                                                                 (1986 to 1992).

                                         Position with
Name and Address                  Age    Company                 Principal Occupations
----------------                  ---    -------                 ---------------------

J. Robert Dugan                   32     Assistant               Counsel-Mutual Funds,
Counsel-Mutual Funds,                    Secretary               PNC Bank (since 1993);
PNC Bank                                                         Associate, Drinker
1600 Market Street                                               Biddle & Reath LLP
28th Fl.                                                         (1990 to 1993).
Philadelphia, PA  19103

*        "Interested Person" as defined in the Investment Company Act of 1940.
Dr. Pings is an "interested person" solely by reason of his position as President of the Company.

The Board has an audit committee, contract review committee, nominating committee and valuation committee. The audit committee is responsible for reviewing the results of the audit of the Company by its independent public accountant. The contract review committee is responsible for reviewing the performance of the Company's service providers in connection with the renewal of the Company's service contracts. The nominating committee is responsible for reviewing the credentials of proposed nominees for the Company's Board and for selecting and nominating those directors who are not "interested persons" (as defined in the 1940 Act) of the Company. The valuation committee is responsible for handling issues arising out of the pricing of securities.

              Each director is entitled to receive an annual fee of $50,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $40,000 per annum for his services as Chairman of the Board; and Mr. Collins, a former director, in recognition of his years of service as President and Chairman of the Board, received an additional $40,000 per annum in recognition of his years of service to the Company until February 28, 1998; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services. Each director is also reimbursed for out of pocket expenses incurred as a director. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

              For the fiscal year ended February 28, 1998, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $393,644. Of that amount, $11,226 of directors' compensation was allocated to the Fund. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

              Under the retirement plan approved by the Board of Directors, including a majority of its Directors who are not "interested persons" of the Company, a Director in office for the entire period from February 28, 1994 to March 18, 1998 who dies or resigns is entitled to receive ten annual payments each equal to the greater of (i) the "Applicable Percentage" set forth below of the annual Director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) the Applicable Percentage of the annual Director's retainer then in effect for Directors of the Company during the year of such payment:

                 Years of Service
              after February 28, 1994             Applicable Percentage*
              -----------------------             ----------------------
              Fewer than 5                                  0**
              5 but fewer than 6                            50
              6 but fewer than 7                            60
              7 but fewer than 8                            70
              8 but fewer than 9                            80
              9 but fewer than 10                           90
              10 or more                                   100

              Such Director is also entitled to receive an additional retirement benefit following his death or resignation equal to an additional percentage of the annual Director's retainer described above in this paragraph. The additional percentage equals one-half of the difference between 100 percent and the Director's Applicable Percentage. The Director's additional retirement benefit is paid at the same time and in the same manner as the regular retirement benefit.




------------------------

* For service that includes a fractional year, a Director's years of service is rounded to the nearest quarter of a year of service, and the Director's Applicable Percentage is rounded to the nearest 0.25%.

** A Director who either resigns in good standing or dies before completing five years of service as a director is assigned an Applicable Percentage of 50 percent.

The amount payable each year to a Director who dies or resigns is increased by $1,000 for each year of service that the Director served as Chairman of the Board since the Company's inception in 1982. The retirement benefit in which a Director has become vested may not be reduced by later Board action.

              In lieu of receiving ten annual payments, a Director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits to be paid by the Company within 45 days of the death or resignation of the Director. The present value of such benefits shall be calculated (i) based on the retainer that was payable by the Company during the year of the Director's death or resignation (and not on any retainer payable to Directors thereafter), and (ii) using the interest rate in effect as of the date of the Director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans.

              The obligation of the Company to pay benefits to a former Director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a Director (or former Director) other than by will, by the laws of descent and distribution, or by the Director's written designation of a beneficiary.

                  The following table sets forth (i) the aggregate compensation paid by the Company for the fiscal year ended February 28, 1998 to the Directors and (ii) the aggregate compensation paid to such Directors for services on the Company's Board and that of all other funds in the "Fund Complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

====================================================================================================================================
NAME OF PERSON/ POSITION           AGGREGATE                PENSION OR                ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                                   COMPENSATION FROM        RETIREMENT BENEFITS       BENEFITS UPON          REGISTRANT AND FUND
                                   THE COMPANY              ACCRUED AS PART OF        RETIREMENT             COMPLEX(2) PAID TO
                                                            FUND EXPENSES(1)                                      DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward S. Bottum (3)               Not Applicable           Not Applicable            Not Applicable               $29,125

------------------------------------------------------------------------------------------------------------------------------------
William P. Carmichael (3)          Not Applicable           Not Applicable            Not Applicable               $27,625

------------------------------------------------------------------------------------------------------------------------------------
Thomas M. Collins(4)                      $46,750                  $16,199                   $50,500               $53,500
Director
------------------------------------------------------------------------------------------------------------------------------------
Douglas B. Fletcher                       $36,750                  $23,195                   $37,500               $36,750
Vice Chairman of the Board
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Greeley(5)                      $36,750                  $16,220                   $37,500               $72,750
Director
------------------------------------------------------------------------------------------------------------------------------------
Kermit O. Hanson                          $35,750                  $28,422                   $   *  (6)            $40,250
Director
------------------------------------------------------------------------------------------------------------------------------------
Cornelius J. Pings(4)                     $69,250                  $26,984                   $40,500               $81,892
President and Chairman of
the Board
====================================================================================================================================

----------

(1) For the fiscal year ended February 28, 1998, the Company accrued on the part of all of the directors an aggregate of $284,393 in retirement benefits.

(2) The "Fund Complex" consists of the Company, Master Trust, Time Horizon Funds, Pacific Innovations Trust and Seafirst Retirement Funds (which were merged into the Company on June 23, 1997). Fees from the Time Horizon Funds are for the period from March 1, 1997 to February 28, 1998.

(3) Messrs. Bottum and Carmichael currently serve as Trustees of the Pacific Innovations Trust and Time Horizon Funds.

(4)      Mr. Collins and Dr. Pings also serve as Trustee for Master Trust.

(5) Mr. Greeley currently also serves as Trustee for the Time Horizon Funds, Pacific Innovations Trust and Master Trust.

(6)      Mr. Hanson served as Director until July 1, 1998. On July 1, 1998:
Mr. Hanson was entitled to retirement benefits of $170,995 (0.002%), $53,533 (0.002%), $7,516 (0.002%), $8,456 (0.002%), $12,527 (0.002%), $25,054 (0.002%),
$1,253 (0.002%), $626 (0.002%), $1,253 (0.002%), $626 (0.002%), $313 (0.002%),
$3,758 (0.002%), $1,253 (0.002%), $626 (0.002%), $1,253 (0.002%), $626 (0.002%),
$313 (0.002%), $3,758 (0.002%), $6,890 (0.002%), $4,384 (0.002%), $3,758
(0.002%), $11,588 (0.002%) and $626 (0.001%) from the Prime, Treasury, Treasury
Only, Government, Tax-Exempt Money, California Tax-Exempt Money Market, Intermediate Bond, Corporate Bond, U.S. Government Securities, Short-Term Government, National Municipal Bond, California Tax-Exempt Bond, Capital
Income, Asset Allocation, Aggressive Growth, Blue Chip and International Equity Funds, respectively. Bank of America has agreed to reimburse the Company $100,136 in the aggregate relating to these benefits.

INVESTMENT ADVISER

              Bank of America serves as investment adviser to the Asset Allocation Fund since commencement of its operations. In the Investment Advisory Agreement with the Fund, Bank of America has agreed to provide investment advisory services as described in the Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Fund. In rendering its advisory services, Bank of America may utilize Bank of America' officers from one or more of the departments of Bank of America which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly owned subsidiaries and other affiliates of Bank of America or its parent corporation. In addition, the agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America' parent, BankAmerica; provided such employees are under the management of Bank of America.

              On April 13, 1998, BankAmerica Corporation ("BankAmerica") and NationsBank Corporation ("NationsBank") announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by the end of 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

              Prior to June 23, 1997 the Fund invested all of its assets in the Master Portfolio. On June 23, 1997 the Fund withdrew its assets from the Master Portfolio and invested them directly in securities. In addition, prior to June 23, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.55% of the average daily net assets of the Master Portfolio. During the period from June 24, 1997 through February 28, 1998 the Fund paid Bank of America .40% of the average daily net assets of the Fund. Effective March 1, 1998 for the services provided and expenses assumed pursuant to the investment advisory agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rate of .40% of the Fund's net assets. From time to time, Bank of America may voluntarily waive fees or reimburse the Fund for expenses.

              Except as noted below, for the fiscal years indicated Bank of America waived its entire advisory fee with respect to the Asset Allocation Fund (Asset Allocation Master Portfolio for periods prior to June 23, 1997) as follows:

               --------------------------------------------------------
                   Year Ended         Year Ended           Year Ended
                  February 28,       February 28,         February 29,
                      1998               1997                 1996
-----------------------------------------------------------------------
  Master            $650,191(1)       $1,046,406(1)        $913,660(1)
 Portfolio
-----------------------------------------------------------------------


-------------------

(1.) For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, Bank of America waived $0, $735,797 and $720,259, respectively, in advisory fees with respect to the Master Portfolio.

              The Investment Advisory Agreement between Bank of America and the Company will be in effect until October 31, 1998, and will continue in effect with respect to the Fund from year to year thereafter only so long as such continuation is approved at least annually by
(i) the Board of Directors of the Company or the vote of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund, and
(ii) a majority of those directors of the Company who are not "interested persons," as defined in the 1940 Act, of any party to the Investment Advisory Agreement, acting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Investment Advisory Agreement is terminable with respect to the Fund at any time without penalty upon 60 days' written notice by the Board of Directors of the Company, by vote of the holders of a majority of the Fund's outstanding voting securities, or by Bank of America.

              See "Management - Administrator" for instances where the investment adviser is required to make expense reimbursements to the Master Portfolio.

              The Investment Advisory Agreement for the Fund provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

                  The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board of Governors") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board of Governors did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.
                  Bank of America believes that if the question were properly presented, a court should hold that Bank of America may perform the services for the Portfolios contemplated by the particular Investment Advisory Agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Portfolios or from continuing to purchase Fund shares for the accounts of its customers. (For a discussion of the Glass-Steagall Act in connection with the Company's Shareholder Service Plan, see "Plan Payments" in the Funds' Prospectuses.)
                  On the other hand, as described herein, the Funds are currently distributed by PDI. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Companies expect that Bank of America would consider the possibility of offering to perform some or all of the services now provided by PDI. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Companies expect that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by PDI. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by a particular Company's Board of Directors/Trustees.

ADMINISTRATOR

              Bank of America (the "Administrator") serves as the Fund's administrator. For the period from March 1, 1997 through September 15, 1997, the BISYS Group, Inc., through its wholly-owned subsidiary BISYS Fund Services, L.P. (collectively "BISYS"), served as administrator of the Fund. Prior to November 1, 1996, Concord Holding Corporation, an indirect, wholly-owned subsidiary of BISYS served as the Fund's and Master Portfolio's administrator ("Concord Holding").

              Unless sooner terminated, the Administration Agreement will continue in effect until October 31, 1999 and thereafter for successive periods of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the administration agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund. The Company's administration agreement is terminable at any time with respect to the Fund, without cause and without payment of any penalty, by vote of a majority of the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days' written notice to the Administrator, or by the Administrator at any time, without payment of any penalty, upon 90 days' written notice to the Company. The agreement will immediately terminate in the event of its "assignment."

              The Company has agreed to pay the Administrator a fee for its services as Administrator, computed daily and payable monthly, at the annual rate of .15% of the average daily net assets of the Fund. The fee payable to the Administrator is not subject to reduction as the value of the Fund's net assets increases. From time to time, Bank of America may voluntarily waive fees or reimburse the Fund for expenses. Prior to June 23, 1997, BISYS or Concord Holding was entitled to receive an administration fee payable at the annual rate of 0.15% of the Asset Allocation Fund's average daily net assets and 0.05% of the Asset Allocation Master Portfolio's average daily net assets.

              During the period September 15, 1997 through February 28, 1998, the Fund paid Bank of America administration fees at the effective annual rate of .15% of the average daily net assets of the Fund.

              Except as noted below, for the fiscal years indicated, Bank of America, BISYS or Concord Holding waived its entire administration fee with respect to the Fund and the Master Portfolio as follows:

                     ---------------------------------------------------------
                                                 Year Ended       Year Ended
                             Year Ended           February         February
                         February 28, 1998        28, 1997         29, 1996
------------------------------------------------------------------------------
Asset Allocation             $258,691(1)          $41,432(2)       $19,909
Fund
------------------------------------------------------------------------------
Master Portfolio             $ 33,080             $94,685(2)       $83,060(3)
------------------------------------------------------------------------------

--------------------

(1.) For the fiscal year ended February 28, 1998, Bank of America waived $0 and BISYS waived $17,413 and $27,800 with respect to the Asset Allocation Fund and Asset Allocation Master Portfolio, respectively.

(2.) For the fiscal year ended February 28, 1997, BISYS or Concord Holding waived $41,432 and $66,954 with respect to the Asset Allocation Fund and Asset Allocation Master Portfolio, respectively.

(3.) For the fiscal year ended February 29, 1996, Concord Holding waived $65,491 in administration fees with respect to the Master Portfolio.

              Additionally, for the fiscal years indicated, Bank of America, BISYS or Concord Holding reimbursed the Fund for its operating expenses as follows:

                     ----------------------------------------------------
                         Year Ended        Year Ended        Year Ended
                        February 28,      February 28,      February 29,
                            1998              1997              1996
-------------------------------------------------------------------------
Asset Allocation             $0             $31,598           $192,545
Fund
-------------------------------------------------------------------------

              The Administrator will bear all expenses in connection with the performance of its services under the administration agreement with the exception of the fees charged by PFPC, for certain fund accounting services which are borne by the Fund. See "General Information--Custodian, Accounting Agent and Transfer Agent" below. Expenses borne by the Fund include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or their subcontractors or any of their affiliates, SEC fees and state securities registration and qualification fees, advisory fees, fees payable to shareholder organizations, fees for special management services, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses, or any supplement or amendment thereto, necessary for the continued effective registration of shares under the 1933 Act or state securities laws, costs of printing and distributing any Prospectus, supplement or amendment thereto for existing shareholders, cost of shareholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments."

              The administration agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the performance of the administration agreement, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties under the administration agreement.

              The Administrator may from time to time employ such person or persons as it may believe to be particularly fitted to assist in the performance of the administration agreement; provided, however, that the compensation of such person or persons shall be paid by the Administrator and the Administrator shall be as fully responsible to the Company for the acts and omissions of any subcontractor as it is for its own acts and omissions. PFPC provides the Fund with certain accounting services pursuant to a separate fund accounting services agreement with the Administrator. Under the fund accounting services agreement, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Fund. The monthly fees charged by PFPC under the fund accounting services agreement are borne by the Fund.

              The Administrator has also entered into an agreement with PFPC to provide certain sub-administration services to the Fund as described in the Prospectus. The monthly fees charged by PFPC for these services under the sub-administration agreement are borne by the Administrator.

                  PFPC International Ltd. may assign its rights and delegate its duties under its Administration and Accounting Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, N.A. or PNC Bank Corp., provided, however that PFPC International Ltd. shall be as fully responsible to Master Trust for the acts and omissions of any delegate as PFPC International Ltd. is for its own acts and omissions.

DISTRIBUTOR AND PLAN PAYMENTS

              Provident Distributors, Inc. acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. Prior to September 15, 1997, Concord Financial Group, Inc. ("CFG"), a wholly owned subsidiary of BISYS, acted as distributor for the Fund.

              The Distributor has agreed to use its best efforts to effect sales of shares of the Fund although it is not obliged to sell any certain number of shares. The distribution agreement became effective September 15, 1997 and, unless sooner terminated, shall continue in effect with respect to the Fund until October 31, 1999. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually by (a) a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment."

              For the fiscal years indicated PDI or CFG received sales loads in connection with the purchase of shares of the Fund as follows:

                        --------------------------------------------------------
                                               Amount Of        Amount of Total
                           Total Sales           Total            Sales Load
                              Load            Sales Load          Retained By
                           Received By         Retained          Affiliates Of
                           PDI or CFG        By PDI or CFG      Bank of America
--------------------------------------------------------------------------------
Fiscal Year Ended           $ 92,800            $10,024             $80,281
February 28, 1998
--------------------------------------------------------------------------------
Fiscal Year Ended           $421,000            $47,026            $373,436
February 28, 1997
--------------------------------------------------------------------------------
Fiscal Year Ended           $642,818(1)         $69,818            $569,332
February 29, 1996
================================================================================

--------------------

(1)     Balance was paid to selling dealers.

              The following table shows all sales loads, commissions and other compensation received by PDI or CFG directly or indirectly from the Fund during its fiscal year ended February 28, 1998.

                ----------------------------------------------------------------------------
                                                          Brokerage
                        Net            Compensation      Commissions
                   Underwriting       on Redemption     In Connection
                   Discounts and           and            With Fund             Other
                  Commissions(1)        Repurchase       Transactions      Compensation(2)
--------------------------------------------------------------------------------------------
Asset
Allocation
Fund                  $10,024              $ 0               $ 0               $85,196
--------------------------------------------------------------------------------------------

--------------------

(1)      Represents amounts received from front-end sales charge on A
         Shares.

(2) Represents the total of (i) amounts paid to Bank of America, BISYS or Concord for administrative services provided to the Fund (see "Management of the Company-Administrator" above) and (ii) payments made under the Shareholder Services Plan, Distribution Plan and Administrative and Shareholder Services Plan (see discussion in next section) and retained by CFG.

              The Shareholder Services Plan. Pacific Horizon has adopted separate Shareholder Services Plans (the "Plans") for SRF Shares and A Shares, under which SRF Shares and A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The fees paid under the Shareholder Services Plan for A Shares are in addition to the sales loads on A Shares described above and in the Prospectus. Under the Plans for A and SRF Shares, the Company pays the Distributor, with respect to the Fund, for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services for shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

              Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Fund on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Fund necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

              The Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets of the SRF Shares or A Shares of the Fund, as the case may be, during such month for shareholder servicing expenses. The calculation of the Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of the Fund must be in payment for expenses incurred on behalf of the Fund.

              If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

              For the fiscal year ended February 28, 1998, the A Shares of the Fund were charged the following amounts pursuant to the Shareholder Service
Plan:

               -----------------------------------------------------------
                                                            Amount of
                                      Amount of               Total
                                        Total              Shareholder
                                     Shareholder           Service Fee
                    Total            Service Fee          Paid To Bank
                 Shareholder           Paid To         of America and its
                 Service Fee          PDI or CFG           affiliates

--------------------------------------------------------------------------
Asset              $103,328             $3,724               $86,340
Allocation
Fund
--------------------------------------------------------------------------

(1)      $401 was paid to PDI and $3,323 was paid to CFG.

              For the fiscal year ended February 28, 1997, the A Shares of the Fund were charged the following amounts pursuant to the Plan:

                 ---------------------------------------------------------------------
                                                                         Amount of
                                    Amount of         Amount of            Total
                                      Total             Total           Shareholder
                                   Shareholder       Shareholder        Service Fee
                     Total         Service Fee       Service Fee          Paid to
                  Shareholder      Paid To PDI       Paid To Bank      Affiliates of
                  Service Fee        or CFG           of America      Bank of America
--------------------------------------------------------------------------------------
Asset               $68,548          $2,735               $0               $64,576
Allocation
Fund
--------------------------------------------------------------------------------------

              For the fiscal year ended February 29, 1996, the A Shares of the Fund were charged the following amounts pursuant to the Shareholder Service
Plan:

                 ---------------------------------------------------------------------
                                                                         Amount of
                                    Amount of         Amount of            Total
                                      Total             Total           Shareholder
                                   Shareholder       Shareholder        Service Fee
                     Total         Service Fee       Service Fee          Paid to
                  Shareholder        Paid To         Paid To Bank      Affiliates of
                  Service Fee      PDI or CFG         of America      Bank of America
--------------------------------------------------------------------------------------
Asset               $33,182            $0                 $0                 $0
Allocation         [$33,182
Fund                waived]
--------------------------------------------------------------------------------------

              Payments for shareholder service expenses under the Plans are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. Pursuant to the Plan, the Distributor provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the Plan provides that the selection and nomination of the directors of the Company who are not "interested persons" thereof have been committed to the discretion of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Plan (or related servicing agreements) (the "Non-Interested Plan Directors").

              The Company understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of A Shares. These fees would be in addition to any amounts which might be received under the Plan. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

              The Company's Board of Directors has concluded that the Plan will benefit the Fund and its A shareholders. The Plan is subject to annual reapproval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to the Fund by a vote of a majority of such Directors or by vote of the holders of a majority of the A Shares of the Fund. Any agreement entered into pursuant to the Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the A Shares of the Fund, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

              The Distribution and Services Plan and Distribution Plan and Administrative and Shareholder Services Plan. Bank of America is entitled to payment from the Company for distribution and service fees pursuant to the Distribution and Services Plan adopted on behalf of the B Shares and the Distributor is entitled to payment for distribution fees pursuant to the Distribution Plan adopted on behalf of K Shares. Under the Distribution and Services Plan and Distribution Plan, the Company may pay the Bank of America or the Distributor for: (a) direct out-of-pocket promotional expenses incurred by Bank of America or the Distributor in advertising and marketing B and K Shares;
(b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for B and K Shares; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current B and K shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, "a Distribution Organization") with respect to a Fund's B and K Shares beneficially owned by customers for whom the Distribution Organization is the Distribution Organization of record or holder of record of such B and K Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder. With respect to B and K Shares, payments under the Distribution Plan are not intended for distribution services to the extent they are not permitted under the Employee Retirement Income Security Act of 1974, as amended.

              Pursuant to the Distribution and Services Plan with respect to B Shares and Administrative and Shareholder Services Plan with respect to K Shares, the Company may also pay securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, a "Service Organization") for support services provided with respect to its Client's B and K Shares. Administrative and shareholder services provided may include some or all of the following: (i) processing dividend and distribution payments from a Fund on behalf of its Clients; (ii) providing statements periodically to its Clients showing their positions in B and K Shares; (iii) arranging for bank wires; (iv) responding to routine client inquiries concerning their investment; (v) providing the information to the Fund necessary for accounting or sub-accounting; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its Clients;
(vii) aggregating and processing purchase, exchange, and redemption requests from its Clients and placing net purchase, exchange, and redemption orders for its Clients; (viii) establishing and maintaining accounts and records relating to Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; or (x) other similar services if requested by the Company.

              The Distribution and Services Plan provides that Bank of America is entitled to receive payments on a monthly basis at an annual rate not exceeding 1.00% of the average daily net assets during such month of the outstanding B Shares. Not more than 0.25% of such net assets will be used to compensate service organizations for personal services provided to B Shareholders, and/or the maintenance of such shareholders' accounts and not more than 0.75% of such net assets of B Shares will be used for promotional and other primary distribution activities.

              The Distribution Plan provides that the Distributor is entitled to receive payments on a monthly basis at an annual rate not exceeding 0.75% of the average daily net assets during such month of the outstanding K Shares. In addition, under the Administrative and Shareholder Services Plan, the Distributor is entitled to receive payments on a monthly basis for administrative services and shareholder services at an annual rate not exceeding 0.75% and 0.25%, respectively, of the average daily net assets during such month of the outstanding K Shares. The total of all 12b-1 fees, administrative service and shareholder service fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of the Fund's K Shares. However, it is expected that during the current Fiscal Year, such fees will not exceed 0.75% of the average net assets of the K Shares.

              Payments made out of or charged against the assets of a particular class of shares of the Fund must be in payment for expenses incurred on behalf of that class.

              Payments for distribution expenses under the Distribution Plan and Distribution and Services Plan (collectively, the "12b-1 Plans") are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Company] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plans provide that a written report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the 12b-1 Plans provide that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval and that other material amendments of the 12b-1 Plans must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans, or in any agreements entered into in connection with the 12b-1 Plans, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Non-Interested Plan Directors"). The selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the Non-Interested Plan Directors.

              The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plans and the Administrative and Shareholder Services Plan will benefit the Fund and its B and K shareholders. The 12b-1 Plans and the Administrative and Shareholder Services Plan are subject to annual reapproval by a majority of the Company's Board of Directors, including a majority of the Non-Interested Plan Directors and are terminable without penalty at any time with respect to the Fund by a vote of a majority of the Non-Interested Plan Directors or by vote of the holders of a majority of the outstanding B and K Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plans and the Administrative and Shareholder Services Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the outstanding B and K Shares of the Fund, or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

              If in any month Bank of America or the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while a Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month Bank of America or the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by Bank of America or the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

              For the fiscal year ended February 28, 1998, the K Shares of the Fund were charged the following amounts pursuant to the Administrative and Shareholder Service Plan:

                --------------------------------------------------------

                                                           Amount of
                                        Amount of            Total
                                          Total         Administrative
                                     Administrative           and
                       Total               and            Shareholder
                  Administrative       Shareholder        Service Fee
                        and            Service Fee       Paid To Bank
                    Shareholder          Paid To          of America
                    Service Fee        PDI or CFG       and Affiliates
------------------------------------------------------------------------
Asset                 $2,466             $464               $0
Allocation
Fund
------------------------------------------------------------------------

(1)      $464 was paid to BISYS and $0 was paid to CFG.

              For the fiscal year ended February 28, 1998, the K Shares of the Fund were charged the following amounts pursuant to the Distribution Plan:

                -------------------------------------------------
                                                    Amount of
                                                   Total 12b-1
                                  Amount of        Fee Paid To
                                 Total 12b-1         Bank of
                   Total         Fee Paid To         America
                 12b-1 Fee       PDI or CFG      and Affiliates
-----------------------------------------------------------------
Asset             $4,923           $929              $0
Allocation
Fund
-----------------------------------------------------------------

(1)      $0 was paid to PDI and $929 was paid to BISYS.

              For the fiscal year ended February 28, 1997, the K Shares of the Fund were charged the following amounts pursuant to the Administrative Shareholder Service Plan:

              -----------------------------------------------------------------------------
                                                                              Amount of
                                                                                Total
                                       Amount of          Amount of        Administrative
                                         Total              Total                and
                                    Administrative     Administrative        Shareholder
                     Total                and                and             Service Fee
                Administrative        Shareholder        Shareholder           Paid to
                      and             Service Fee        Service Fee        Affiliates of
                  Shareholder           Paid To         Paid To Bank           Bank of
                  Service Fee             CFG            of America            America
-------------------------------------------------------------------------------------------
Asset                $1506                $0                 $0                  $0
Allocation
Fund
-------------------------------------------------------------------------------------------

              For the fiscal year ended February 28, 1997, the K Shares of the Fund were charged the following amounts pursuant to the Distribution Plan:

              ------------------------------------------------------------------------
                                                     Amount of          Amount of
                                    Amount of       Total 12b-1        Total 12b-1
                                   Total 12b-1      Fee Paid To        Fee Paid to
                    Total          Fee Paid To        Bank of         Affiliates of
                  12b-1 Fee            CFG            America        Bank of America
--------------------------------------------------------------------------------------
Asset              $1,000            $501               $0                  $0
Allocation      [$499 waived]
Fund
--------------------------------------------------------------------------------------

              No K Shares were outstanding for the fiscal year ended February 28, 1996. As of February 28, 1998, no B Shares were outstanding.

              During the fiscal year ended February 28, 1998, all amounts paid under the Distribution Plan were paid as compensation to broker/dealers.

YIELD AND TOTAL RETURN

              From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the investment adviser may enter into alliances with retirement plan sponsors, including The Legend Group, and the Fund may in its advertisements and sales literature include a discussion of certain attributes and benefits to be derived from its relationship which such retirement plan sponsors. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling (800) 346-2087.

              Yield Calculations. The yield for the respective share classes of the Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share (including the maximum front-end sales charge of an A Share) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to that class, net of reimbursements. This calculation can be expressed as follows:

                                      a-b
                         Yield = 2 [(----- + 1)(6 power) - 1]
                                      cd

         Where:  a = dividends and interest earned during the period.

                 b = expenses accrued for the period (net of reimbursements).

                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d = maximum offering price per share on the last day of the period.

              For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

              Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

              With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

              Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund on A Shares - currently 4.50% of the per share offering price.

              Based on the foregoing calculations, the 30-day yields of the A Shares of the Fund (after fee waivers and expense reimbursements) for the 30 day period ended February 28, 1998 was 2.22%.

              Based on the foregoing calculations, the 30-day yields of the K Shares of the Fund (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1998 was 1.85%.

              Total Return Calculations. The Fund computes its average annual total returns separately for its separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                        ERV (1/n power)
                                 T = [(----)            - 1]
                                         P

                      Where: T = average annual total return.

                           ERV = ending redeemable value at the end of the
                                 period covered by the computation of a
                                 hypothetical $1,000 payment made at the
                                 beginning of the period.

                             P = hypothetical initial payment of $1,000.

                             n = period covered by the computation, expressed in
                                 terms of years.

              The Fund computes its aggregate total returns separately for its separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                               ERV
                   aggregate total return = [(----- - 1)]
                                                P

              The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales load charged in connection with the purchase of A Shares.

              Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the A Shares of the Fund for the year or period indicated were as follows:

               -------------------------------------
                       Average Total Returns
               -------------------------------------
                                     Period From
                                    Commencement
                   One-Year        Of Operations(1)
                 Period Ended         Through
                 February 28,       February 28,
                     1998               1998
----------------------------------------------------
Asset
Allocation
Fund (after
fee waivers)*       17.55%             14.78%
----------------------------------------------------

--------------------

(1)     The Fund commenced investment operations on January 18, 1994.

               ------------------------------------
                     Aggregate Total Returns
               ------------------------------------
                                    Period From
                                    Commencement
                   One-Year        Of Operations
                 Period Ended         Through
                 February 28,      February 28,
                     1998              1998
---------------------------------------------------
Asset
Allocation
Fund (after
fee waivers)*     17.55%              76.38%
---------------------------------------------------

              Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the K Shares of the Fund for the year or period indicated was as follows:

                 -------------------------------------
                        Average Total Returns
                 -------------------------------------
                                         Period From
                                        Commencement
                     One-Year          Of Operations
                   Period Ended           Through
                   February 28,         February 28,
                       1998                 1998
------------------------------------------------------
Asset
Allocation
Fund (after
fee waivers)*         22.10%               15.83%
------------------------------------------------------

------------------------



                 -------------------------------------
                        Aggregate Total Returns
                 -------------------------------------
                                        Period From
                                        Commencement
                     One-Year          Of Operations
                   Period Ended           Through
                   February 28,         February 28,
                       1998                 1998
------------------------------------------------------
Asset
Allocation
Fund* (after
fee waivers)          22.10%              83.16%
------------------------------------------------------

-------------------

* The Fund commenced operations on January 18, 1994. Performance prior to November 11, 1996 is represented by A Shares of the Fund. On that date, K Shares commenced operations. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative service fee which would have reduced performance if reflected.

         The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the SEC. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

              The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Company's Charter authorizes the Board of Directors to issue up to four hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock, Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class O represents interests in the A Shares of the Asset Allocation Fund, Class O -- Special Series 3 represents interests in the B Shares of the Asset Allocation Fund; Class O -- Special Series 5 represents interests in the K Shares of the Asset Allocation Fund and Class O -- Special Series 7 represents interests in the SRF Shares of the Asset Allocation Fund. The Company's charter also authorizes the Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

              Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

              Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

              Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of each of the Company's funds in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular Funds.

              Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT

              The Company has appointed PNC Bank, National Association, 1600 Market Street, Philadelphia, PA 19103 ("PNC") as custodian for the Fund. PFPC, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809, provides the Fund with certain accounting services pursuant to a Fund Accounting Services Agreement with the Administrator. Both PNC and PFPC, which is located at 103 Bellevue Parkway, Wilmington, Delaware 19809, are wholly owned subsidiaries of PNC Bancorp., a bank holding company. Under the fund accounting services agreement, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company. The monthly fees charged by PFPC under the fund accounting servicing agreement are borne by the Fund. As custodian of the assets of the Fund, PNC (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money,
(iv) collects and receives income and other payments and distributions on account of portfolio securities, (v) responds to correspondence from security brokers and others relating to their respective duties and (vi) makes periodic reports concerning its respective duties.

              PFPC Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968 serves as transfer and dividend disbursing agent for the Fund. Prior thereto, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of BISYS, served as transfer and dividend disbursing agent for the Fund.

COUNSEL

              Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), 1345 Chestnut Street, Philadelphia, PA 19107, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.

INDEPENDENT ACCOUNTANTS

              Pricewaterhouse Coopers LLP, representing the combined firms of Price Waterhouse LLP and Coopers & Lybrand L.L.P., independent accountants, with offices at 1177 Avenue of the Americas, New York, New York, has been selected as independent accountants of the Fund for the fiscal year ended February 28, 1999.

REPORTS

              Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations, and annual financial statements together with the reports of the Fund, audited by the independent accountants.

MISCELLANEOUS

              As used in the Prospectus and this Statement of Additional Information, a "vote of a majority" of the outstanding shares or interests of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares or interests of the Fund or (b) 67% of the shares or interests of the Fund present at a meeting at which more than 50% of the outstanding shares or interests of the Fund are represented in person or by proxy.


PRINCIPAL HOLDERS OF SECURITIES

As of June 5, 1998, the officers and directors of the Company collectively owned less than 1% of the outstanding shares of any class of the Funds.

As of June 5, 1998, the following entities were known by the Funds to own 5% or more of the outstanding shares of any class of the Funds:

                                                                                                  PERCENT OF
                                                                   NUMBER OF                     OUTSTANDING
                                                                  SHARES HELD                  SHARES OF CLASS
                                                             --------------------              ---------------
PRIME FUND -- PACIFIC HORIZON SHARES
BA Investment Services, Inc.                                   2,112,267,667.780                     80.6%

FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                   259,888,898.200                      9.9%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

PRIME FUND -- HORIZON SHARES
Bank of America NT&SA                                            815,409,324.970                     31.3%
Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

William Barron Hilton                                            311,526,000.000                     11.9%
Charitable Remainder Trust
9336 Civic Center Drive
Beverly Hills, CA 90210

PRIME FUND -- HORIZON SERVICE SHARES
Bank of America NT&SA                                            934,160,388.770                     25.0%
Financial Management and Trust Services
P.O. Box 513577 -- Terminal Annex
Los Angeles, CA 90051

BA Investment Services, Inc.                                     310,996,075.190                      8.3%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

Security Pacific Cash Management                                 708,728,100.000                     19.0%
c/o Bank of America
1850 Gateway Blvd.
Concord, CA 94520

PRIME FUND -- X SHARES
BA Investment Services, Inc.                                     528,249,277.05                      50.9%
FBO Customers
Unit 17852

P.O. Box 7042
San Francisco, CA 94120

PRIME FUND -- Y SHARES
BA Arizona                                                         8,049,762.200                      5.5%
2044 Franklin Street
Oakland, CA 94612

Bank of America-California                                         7,500,000.000                      5.1%
2044 Franklin Street
Oakland, CA 94612

Karsten Manufacturing Corporation                                  8,149,580.350                      5.6%
2201 West Desert Cove
Phoenix, AZ 85029

PRIME FUND -- S SHARES
BA Investment Services, Inc.                                     803,285,361.970                     99.2%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TREASURY FUND -- PACIFIC HORIZON SHARES
HARE & Co., Bank of New York                                      64,553,129.890                     20.9%
and Short Term Investment Funds
One Wall Street
New York, NY 10286

BA Investment Services, Inc.                                     192,584,335.900                     62.4%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TREASURY FUND -- HORIZON SHARES
Bank of America NT&SA                                            227,462,997.510                     32.4%
Private Banking
Attn: Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

HARE & Co                                                        164,326,526.330                     23.4%
c/o Bank of New York

One Wall Street, 5th Floor
New York, NY 10286

KPMG Peat Marwick LLP                                             51,000,000.000                      7.3%
3 Chestnut Ridge Road
Montvale, NJ 07645

Los Angeles Department of Airports                                42,557,369.150                      6.1%
515 South Flower Street
Los Angeles, CA 90071

Century Theatres Inc.                                             47,096,226.750                      6.7%
150 Pelican Way
San Rafael, CA 94901

TREASURY FUND -- HORIZON SERVICE SHARES
Security Pacific Cash Management                                 199,484,100.000                     11.3%
c/o Bank of America
1850 Gateway Blvd.
Concord, CA 94520

Bank of America FM&TS                                            368,064,376.550                     20.8%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

TREASURY FUND -- X SHARES
BA Investment Services, Inc.                                      12,694,320.760                      5.3%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

Bank of America California                                        32,000,000.000                     13.5%
2044 Franklin Street
Oakland, CA 94612

TREASURY FUND -- Y SHARES
Bank of America California                                         5,000,000.000                      6.6%
2044 Franklin Street
Oakland, CA 94612

BA Arizona                                                         7,700,404.480                     10.2%
2044 Franklin Street

Oakland, CA 94612

BA Nevada                                                          6,071,336.580                      8.0%
2044 Franklin Street
Oakland, CA 94612

CCC TA Welfare Benefit Trust                                       5,736,144.850                      7.6%
2950 E. Rochelle Ave
Las Vegas, NV 89121

Collectron AZ                                                      4,051,866.650                      5.4%
P.O. Box 1931
Nogales, AZ 85628

Sunclipse Inc.                                                     4,191,584.710                      5.6%
6600 Valley View Street
Buena Park, CA 90620

TREASURY ONLY FUND -- PACIFIC HORIZON SHARES
HARE & Co., Bank of New York and Short                            22,854,225.010                     12.1%
Term Investment Funds
One Wall Street
New York, NY 10286

BA Investment Services, Inc.                                     101,186,129.680                     53.4%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                    59,850,049.120                     31.6%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TREASURY ONLY FUND -- HORIZON SHARES
Bank of America Illinois                                           4,334,149.550                     13.6%
231 S. LaSalle Street
Chicago, IL 60697

Bank of America NT&SA                                             22,854,051.990                     71.5%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex

Los Angeles, CA 90051

City and County of San Francisco                                   4,100,243.250                     12.8%
Mayors Office of Community
25 Van Ness Avenue, Suite 700
San Francisco, CA 94102

TREASURY ONLY FUND -- HORIZON SERVICE SHARES
Bank of America NT&SA                                             52,896,546.290                     24.3%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BA Investment Services, Inc.                                      17,371,255.110                      8.0%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

The Emerson U. and Erika J. Glazer Trust                          12,364,024.280                      5.7%
3 Del Amo Fashion Center
Torrance, CA 90503

GOVERNMENT -- PACIFIC HORIZON SHARES
Wall Data Inc.                                                    14,657,467.680                      9.2%
11332 NE 122nd Way
Kirkland, WA 98034

HARE & Co., Bank of New York and Short                             8,707,595.120                      5.5%
Term Investment Funds
One Wall Street
New York, NY 10286

BA Investment Services, Inc.                                      93,865,900.070                     59.1%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                    24,813,941.710                     15.6%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

GOVERNMENT FUND -- HORIZON SHARES

Skinner Corporation                                               11,294,088.600                      5.1%
1326 Fifth Avenue, Suite 711
Seattle, WA 98101

New York New York Hotel LLC                                       12,847,712.880                      5.8%
3790 Las Vegas Boulevard South
Las Vegas, NV 89109

Sletton Construction of Nevada Inc.                               12,607,585.140                      5.7%
P.O. Box 93776
Las Vegas, NV 89193

GOVERNMENT FUND -- HORIZON SERVICE SHARES
Bank of America NT&SA                                             35,965,540.250                     80.6%
Trust, Financial Management & Trust Services
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

Security Pacific Cash Management                                   6,619,300.000                     14.8%
c/o Bank of America
1850 Gateway Blvd
Concord, CA 94520

TAX EXEMPT MONEY FUND -- PACIFIC HORIZON SHARES
BA Investment Services, Inc.                                     124,277,308.400                     94.6%
FBO Customers Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TAX EXEMPT MONEY FUND -- HORIZON SHARES
Bank of America NT&SA                                            308,877,964.040                     94.5%
The Private Bank
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

TAX EXEMPT MONEY FUND -- HORIZON SERVICE SHARES
BA Investment Services, Inc.                                      29,904,479.330                     11.5%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

Bank of America                                                  117,932,621.380                     65.1%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

TAX EXEMPT MONEY FUND -- S SHARES
BA Investment Services, Inc.                                      35,815,756.430                    100.0%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
 -- PACIFIC HORIZON SHARES
BA Investment Services, Inc.                                     300,327,896.900                     54.2%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                   232,178,555.240                     41.9%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
 -- HORIZON SERVICE SHARES
Bank of America NT&SA                                            326,393,595.930                     55.0%
Attn: Common Trust Funds Unit
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BA Investment Services, Inc.                                     175,398,911.420                     29.6%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
 -- X SHARES
BA Investment Services, Inc.                                      25,836,568.320                    100.0%
FBO Customers
Unit 17852
P.O. Box 7042

San Francisco, CA 94120

CALIFORNIA TAX EXEMPT MONEY MARKET FUND
 -- S SHARES
BA Investment Services, Inc.                                     227,376,082.980                    100.0%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

INTERMEDIATE BOND FUND -- A SHARES
PACO -- Attn: Mutual Funds                                           544,191.036                     12.1%
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                                              2,347,781.402                     52.2%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

PACO                                                                 475,408.464                     10.6%
P.O. Box 513577
Los Angeles, CA 90051

INTERMEDIATE BOND FUND -- K SHARES
Corelink Financial, Inc.                                              46,135.414                    100.0%
P.O. Box 4054
Concord, CA 94524

INTERMEDIATE BOND FUND -- SRF SHARES
Seafirst Bank                                                      3,080,718.572                    100.0%
FBO Retirement Services
P.O. Box 84248
Seattle, WA 98124

CORPORATE BOND FUND -- A SHARES
PACO                                                                 206,707.063                      8.1%
Attn: Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                                                477,339.651                     18.8%
The Private Bank
Attn: Common Trust Funds Unit 38329

P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

FLEXIBLE INCOME (FORMERLY CORPORATE BOND) FUND -- K SHARES
Corelink Financial, Inc.                                              23,543.085                    100.0%
P.O. Box 4054
Concord, CA 94524

U.S. GOVERNMENT SECURITIES FUND -- K SHARES
Corelink Financial, Inc.                                             116,153.211                    100.0%
P.O. Box 4054
Concord, CA 94524

SHORT-TERM GOVERNMENT FUND -- A SHARES
Bank of America NT&SA                                              3,156,142.163                     83.8%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

CALIFORNIA MUNICIPAL (FORMERLY, CALIFORNIA
  TAX-EXEMPT) BOND FUND -- A SHARES
Bank of America NT&SA                                              3,044,994.685                      9.6%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

CAPITAL INCOME FUND -- K SHARES
Corelink Financial, Inc.                                             150,245.252                     88.5%
P.O. Box 4054
Concord, CA 94524

ASSET ALLOCATION FUND -- A SHARES
Corelink Financial, Inc.                                             260,091.341                      8.1%
P.O. Box 4054
Concord, CA 94524

Bank of America NT&SA                                                272,916.571                      8.5%
FBO PACO
Attn: Mutual Funds Unit
P.O. Box 3577
Terminal Annex

Los Angeles, CA 90051

Vanguard Fiduciary Trust Company                                     184,535.325                      5.8%
Kirkland and Ellis Defined
 Contribution Retirement Plan
P.O. Box 2600
Valley Forge, PA 19482

ASSET ALLOCATION FUND -- K SHARES
Corelink Financial, Inc.                                              63,480.863                    100.0%
P.O. Box 4054
Concord, CA 94524

ASSET ALLOCATION -- SRF SHARES
Seafirst Bank                                                     11,668,940.795                    100.0%
FBO Retirement Services
P.O. Box 84248
Seattle, WA 98124

AGGRESSIVE GROWTH FUND - A SHARES
PACO - Attn: Mutual Funds                                            491,251.531                      5.3%
P.O. Box 513577
Los Angeles, CA 90051

AGGRESSIVE GROWTH FUND -- K SHARES
Corelink Financial Inc.                                              161,757.766                    100.0%
P.O. Box 4054
Concord, CA 94524

BLUE CHIP FUND -- A SHARES
Bank of America NT&SA                                                901,809.695                      7.6%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BLUE CHIP FUND -- K SHARES
Corelink Financial Inc.                                              250,051.579                     99.5%
P.O. Box 4054
Concord, CA 94524

BLUE CHIP FUND -- SRF SHARES
Seafirst Bank                                                     13,956,166.970                    100.0%
FBO Retirement Services
P.O. Box 84248

Seattle, WA 98124

INTERNATIONAL EQUITY FUND -- A SHARES
PACO                                                                 789,867.260                     18.9%
Attn: Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                                                893,038.660                     21.3%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

PACO                                                               1,500,976.246                     35.9%
Attn: Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

INTERNATIONAL EQUITY FUND -- K SHARES
Corelink Financial, Inc.                                              62,528.613                    100.0%
P.O. Box 4054
Concord, CA 94524

At June 5, 1998, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

As of July 1, 1998, Bank of America and its affiliates held of record approximately 97.26%, 88.51%, 50.53%, 97.52%, 83.82%, 95.79%, 95.63%, 98.31%,
66.43%, 58.83%, 74.91%, 99.74%, 48.26%, 57.77%, 30.81%, 87.50% and 74.72% of
the outstanding shares of the International Equity, U.S. Government Securities, Flexible Income (formerly Corporate Bond), Intermediate Bond, Capital Income, Blue Chip, Asset Allocation, National Municipal Bond, California Municipal Bond (formerly California Tax-Exempt Bond), Treasury, Prime, Short-Term Government, Aggressive Growth, California Tax-Exempt Money Market, Tax-Exempt Money, Government, and Treasury Only Funds, respectively, as agent or custodian for their customers.

The Prospectuses and this SAI omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

FINANCIAL STATEMENTS

              The Annual Report for the Fund for the fiscal year ended February 28, 1998 (the "Annual Report") accompanies this Statement of Additional Information. The financial statements and notes thereto in the Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

              A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

              "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

              "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

              "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

              "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

              "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

              "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

              Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

              "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

              "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

              "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

              "Not Prime" - Issuers do not fall within any of the Prime rating categories.

              The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

              "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

              "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

              "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

              "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

              "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

              "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

              "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

              Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

              "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

              "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."

              "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

              "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

              "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

              "D" - Securities are in actual or imminent payment default.

              Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

              "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

              "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

              "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

              "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

              The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

              "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

              "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

              "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

              "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

              "BB," "B," "CCC," "CC," and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

              "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

              "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

              "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

              "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

              "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

              "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

              PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

              "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

              "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

              "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

              "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

              "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

              Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

              Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

              The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

              "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

              "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

              "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

              "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

              "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

              To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

              The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

              "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

              "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

              "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

              "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

              "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

              "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

              "CCC", "CC", and "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

              "DDD," "DD," and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

              To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

              Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

              "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

              "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

              "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

              "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

              "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

              "D" - This designation indicates that the long-term debt is in default.

              PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

              A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

              "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

              "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

              "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

              Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

              "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

              "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

              "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

              "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

              "SG" - This designation denotes speculative quality and lack of margins of protection.

              Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


              As stated in the Prospectuses, the Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix B.

I.       INTEREST RATE FUTURES CONTRACTS

              Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

              The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

              Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

              Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

              Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

              A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

              Examples of Futures Contract Sale. The Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

              In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

              The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

              If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

              Examples of Futures Contract Purchase. The Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

              For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

              The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98.

If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

              If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      MUNICIPAL BOND INDEX FUTURES CONTRACTS

              A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of a number of term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The prices are then averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Example of a Municipal Bond Index Futures Contract

              Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                  Current Price
                                                                  (points and
                                                     Maturity     thirty-seconds
Issue                    Coupon     Issue Date         Date       of a point)
--------------------------------------------------------------------------------

Ohio HFA                 9 3/8         5/05/83        5/1/13           94-2
NYS Power                9 3/4         5/24/83        1/1/17          102-0
San Diego, CA IDR        10            6/07/83        6/1/18          100-14
Muscatine, IA Elec       10 5/8        8/24/83        1/1/08          103-16
Mass Health & Ed         10            9/23/83        7/1/16          100-12

              The current value of the portfolio is $5,003,750.

              To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

              On March 23, the bonds in the portfolio have the following values:

                      Ohio HFA                 81-28
                      NYS Power                98-26
                      San Diego, CA IDB        98-11
                      Muscatine, IA Elec       99-24
                      Mass Health & Ed         97-18

              The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

              The following table provides a summary of transactions and the results of the hedge.

                             Cash Market                 Futures Market
                             -----------                 --------------

              February 2     $5,003,750 long posi-       Sell 50 Municipal Bond
                             tion in municipal           futures contracts at
                             bonds                       86-09

              March 23       $4,873,438 long posi-       Buy 50 Municipal Bond
                             tion in municipal           futures contracts at
                             bonds                       83-27
                             ---------------------       ----------------------

                             $130,312 Loss               $121,875 Gain

              While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

              The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III.     STOCK INDEX FUTURES CONTRACTS

              A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

              The Fund will sell stock index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

              In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

              The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

     Asset Allocation Fund                       Futures
     ---------------------                       -------

                                            -Day Hedge is Placed-

Anticipate Buying $62,500                       Buying 1 Index Futures
     Asset Allocation Fund                        at 125
                                                Value of Futures =
                                                     $62,500/Contract

                                            -Day Hedge is Lifted-

Buy Asset Allocation Fund with              Sell 1 Index Futures at 130
     Actual Cost = $65,000                      Value of Futures = $65,000/
Increase in Purchase Price =                      Contract
     $2,500                                     Gain on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

     Asset Allocation Fund                         Futures
     ---------------------                         -------

                                            -Day Hedge is Placed-

Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
     Asset Allocation Fund                  Value of Futures = $1,000,000

                                            -Day Hedge is Lifted-

Asset Allocation Fund-Own                   Buy 16 Index Futures at 120
     Stock with Value = $960,000                Value of Futures = $960,000
     Loss in Fund Value = $40,000           Gain on Futures = $40,000

              If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

     Asset Allocation Fund                         Futures
     ---------------------                         -------

                                            -Day Hedge is Placed-
Anticipate Buying $62,500                        Buying 1 Index Futures at 125
     Asset Allocation Fund                  Value of Futures = $62,500/
                                                       Contract

                                            -Day Hedge is Lifted-

Buy Asset Allocation Fund with              Sell 1 Index Futures at 120
     Actual Cost - $60,000                       Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                    Contract
                                            Loss on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

     Asset Allocation Fund                         Futures
     ---------------------                         -------

                                            -Day Hedge is Placed-

Anticipate Selling $1,000,000               Sell 16 Index Futures at 125
     Asset Allocation Fund                       Value of Futures = $1,000,000

                                            -Day Hedge is Lifted-

Asset Allocation Fund-Own                   Buy 16 Index Futures at 130
     Stock with Value = $1,040,000               Value of Futures = $1,040,000
     Gain in Fund Value = $40,000           Loss of Futures = $40,000

IV.  FUTURES CONTRACTS ON FOREIGN CURRENCIES

              A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Aggressive Growth Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

V.   MARGIN PAYMENTS

              Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

VI.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

              There are several risks in connection with the use of futures in the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

              Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

              In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

              In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the investment adviser may still not result in a successful hedging transaction over a short time frame.

              Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

              Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

              Successful use of futures by the Fund is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VII.   OPTIONS ON FUTURES CONTRACTS

              The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

              Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VIII.  OTHER HEDGING TRANSACTIONS

              The Fund presently intends to use interest rate futures contracts and, additionally the Fund presently intends to use stock index futures contract in connection with its hedging activities. Nevertheless, the Fund is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund's hedging strategies if, in the judgment of the investment adviser, transactions therein are necessary or advisable.

IX.  ACCOUNTING AND TAX TREATMENT

              Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

              Generally, futures contracts and options on futures contracts held by a Portfolio at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

              With respect to the Fund or some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the marking-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that such Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

              Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                         PACIFIC HORIZON FUNDS, INC.
                               (THE "COMPANY")

                                  PRIME FUND
                                TREASURY FUND
                               GOVERNMENT FUND
                              TREASURY ONLY FUND
                            TAX-EXEMPT MONEY FUND
                   CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 1998


This Statement of Additional Information ("SAI") provides information about the Pacific Horizon Prime, Treasury, Government, Treasury Only, Tax-Exempt Money, and California Tax-Exempt Money Market Funds (the "Funds"). This information is in addition to the information that is contained in the Funds' Prospectuses dated July 1, 1998 (the "Prospectuses").

This SAI is not a prospectus. It should be read in conjunction with the Prospectuses and the Funds' Annual Reports dated February 28, 1998. The financial statements and notes contained in each Annual Report are incorporated by reference into this SAI. Copies of the Funds' Prospectuses and Annual Reports may be obtained free of charge by writing or telephoning:

                         PACIFIC HORIZON FUNDS, INC.
                                 P.O. BOX 8968
                        WILMINGTON, DELAWARE 19899-8968
                                1-800-346-2087

                              TABLE OF CONTENTS

                                                                             Page
                                                                             ----
Organization and Classification .........................................      3
Non-Primary Investment Strategies and Related Risks .....................      3
Fundamental Policies ....................................................      4
Non-Fundamental Policies ................................................      6
Temporary Defensive Positions ...........................................      7
Management of the Funds .................................................      7
Investment Adviser ......................................................     13
Administrator ...........................................................     16
Special Management Services Plan ........................................     20
Shareholder Services Plan ...............................................     23
Distributor .............................................................     23
Custodian ...............................................................     27
Transfer Agent ..........................................................     27
Counsel .................................................................     27
Independent Accountants .................................................     27
Portfolio Transactions ..................................................     27
Net Asset Value .........................................................     30
Supplementary Purchase and Redemption Information .......................     32
Taxes ...................................................................     36
Yield Information .......................................................     40
Description of Shares ...................................................     42
Reports .................................................................     46
Miscellaneous ...........................................................     46
Principal Holders of Securities .........................................     46
Financial Statements and Experts ........................................     57
Appendix A ..............................................................    A-1
Appendix B ..............................................................    B-1

ORGANIZATION AND CLASSIFICATION

The Funds are series of Pacific Horizon Funds, Inc., which is an open-end investment management company organized as a Maryland corporation on October 27, 1982. With the exception of the California Tax-Exempt Money Market Fund, which is a non-diversified investment portfolio, all of the Funds are diversified investment portfolios.

NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

The chart below shows the non-primary investment strategies which may be utilized by each Fund in order to achieve its investment goal.

                                                                                      Tax-
                                                                                     Exempt    California Tax-
                               Prime    Treasury     Government        Treasury       Money     Exempt Money
      The Fund May:            Fund       Fund          Fund          Only Fund       Fund       Market Fund
--------------------------   -------- ----------- ---------------- --------------- ---------- ----------------
invest in variable or            X         X              X               X             X             X
floating rate instruments

invest in stripped               X         X              X               X             X             X
securities

make interest bearing            X
savings deposits in
commercial banks (up
to 5% of total assets)

enter into repurchase            X         X              X               X             X             X
and reverse repurchase                                                 (Reverse
agreements                                                            Repurchase
                                                                      Agreements
                                                                        Only)

purchase restricted              X
securities


purchase securities on a         X         X              X               X             X             X
when-issued, forward
commitment or delayed
settlement basis




invest up to 10% of net          X         X              X               X             X             X
assets in illiquid
investments

Stand by Commitments                                                      X             X


lend securities to               X                        X               X
institutional investors
(not in excess of 33% of
the value of the Fund's
total assets)

invest in foreign bank           X
and foreign corporate
issuer securities


The following is a general list of the types of risks that may apply to a given fund.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITY RISK The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK Associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

PREPAYMENT RISK The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

VALUATION RISK The risk that a Fund has valued certain of its securities at a higher price than it can sell them for.

FUNDAMENTAL POLICIES

The following policies are fundamental to each Fund and may not be changed without a vote of the majority of the shareholders of each Fund. A change to a Fundamental limitation requires the affirmative vote of the holders of a "majority of the outstanding shares" of a Fund (as defined by the Investment Company Act of 1940). See "Miscellaneous" for an explanation of this voting requirement.

None of the Funds may:

 1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the Investment Company Act of 1940 (the "1940 Act").

 2. Underwrite any issue of securities within the meaning of the Securities Act of 1933, except when it might be technically deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

 3. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and
       (b) not withstanding this limitation or any other Fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.
       Notwithstanding the above limitation, there is no limitation with respect to investments by any of the Funds in repurchase agreements, domestic bank obligations and certain bank obligations considered to be issued by domestic banks pursuant to regulations or pronouncements of the U.S. Securities and Exchange Commission or its staff.

       Notwithstanding the above limitation, the Prime Fund will invest more than 25% of its assets in the banking and finance industry.

 4. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

 5. Purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

 6.    Make loans, except to the extent permitted by the 1940 Act.

 7. A Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if as a result more than 5% of its total assets would be invested in securities of such issuer or it would own more than 10% of the voting securities of such issuer except that (a) up to 25% of the Fund's total assets may be invested without regard to this limitation; and (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

       Notwithstanding the foregoing restriction, each of the Funds, as a non-fundamental policy, may invest without regard to the 5% limitation in securities subject to certain guarantees and certain money market Fund securities in accordance with Rule 2a-7 under the 1940 Act or any successor rule, and as otherwise permitted in accordance with Rule 2a-7 or any successor rule. (Limitation number 7 does not apply to the California Tax-Exempt Money Market Fund.)

NON-FUNDAMENTAL POLICIES

The following policies are non-Fundamental to each Fund and may be changed without a vote of shareholders.

None of the Funds may:

 1. Sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. For this purpose, a deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

 2.    Purchase securities of companies for the purpose of exercising control.

 3. Purchase securities of other investment companies except as permitted under the 1940 Act.

 4. Write or sell puts, calls, straddles, spreads or combinations thereof, except that a Fund may acquire standby commitments and may enter into futures contracts and options in accordance with its investment objectives.

 5.    Invest more than 10% of its net assets in illiquid securities.

       In addition, the California Tax-Exempt Money Market Fund may not purchase the securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer; (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act and (c) the 5% limitation may be temporarily exceeded provided that the discrepancy is eliminated as of the end of the quarter or within 30 days thereafter.

       Notwithstanding the foregoing restriction, the California Tax-Exempt Money Market Fund may invest without regard to the 5% limitation in securities subject to certain guarantees and certain money market Fund securities in accordance with Rule 2a-7 under the 1940 Act or any successor rule, and as otherwise permitted in accordance with Rule 2a-7 or any successor rule.

TEMPORARY DEFENSIVE POSITIONS

The Tax-Exempt Money and California Tax-Exempt Money Market Funds may invest in taxable obligations or hold uninvested cash reserves for temporary defensive purposes or if the investment adviser does not feel that suitable tax-exempt obligations are available.

SEE APPENDIX B FOR DESCRIPTIONS OF THE SECURITIES DISCUSSED IN THE PROSPECTUS AND THE SAI.

MANAGEMENT OF THE FUNDS

The business of the Funds is managed under the direction of its Board of Directors.

The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                  Position with
Name and Address          Age        Company                Principal Occupations
-------------------       ---     -------------             -----------------------
Thomas M. Collins         63      Director                  Of counsel, law firm of McDermott & Trayner; Partner
McDermott & Trayner                                         of the law firm of Musick, Peeler & Garrett (until
225 S. Lake Avenue                                          April, 1993); Chairman of the Board and Trustee,
Suite 410                                                   Master Investment Trust, Series I (registered
Pasadena, CA 91101-3005                                     investment company) (since 1993); Member, Fund
                                                            Directions Advisory Board (since July 1993);
                                                            President and Chairman of the Board of Pacific
                                                            Horizon Funds, Inc. (1982 to August 31, 1995);
                                                            former Chairman of the Board and Trustee, Master
                                                            Investment Trust, Series II (registered investment
                                                            company) 1993 to 1997; former Director, Bunker Hill
                                                            Income Securities, Inc. (registered investment
                                                            company) through 1991.

                                  Position with
Name and Address          Age        Company                Principal Occupations
-------------------       ---     -------------             -----------------------
Douglas B. Fletcher       73          Director              Chairman of the Board and Chief Executive Officer,
Fletcher Capital                                            Fletcher Capital Advisors, Incorporated, (registered
Advisors Incorporated                                       investment advisor) since 1991; Director, FCA
4 Upper Newport Plaza                                       Securities, Inc. (registered broker/dealer) since
Suite 100                                                   1993; Partner, Newport Partners (private venture
Newport Beach,                                              capital firm), since 1981; Chairman of the Board and
CA 92660-2629                                               Chief Executive Officer, First Pacific Advisors,
                                                            Inc. (registered investment adviser) and seven
                                                            investment companies under its management, prior to
                                                            1983; former Allied Member, New York Stock Exchange;
                                                            Chairman of the Board of FPA Paramount Fund, Inc.
                                                            through 1984; Chairman, TIS Mortgage Investment
                                                            Company (real estate investment trust) (since 1988);
                                                            Trustee and a former Vice Chairman of the Board,
                                                            Claremont McKenna College; Chartered Financial
                                                            Analyst.

Robert E. Greeley         66          Director              Chairman, Page Mill Asset Management (a private
Page Mill Asset                                             investment company) since 1987; Trustee and President,
Management                                                  Pacific Innovations Trust (registered investment
433 California Street                                       company) (since 1996); Trustee, Time Horizon Funds
Suite 900                                                   (registered investment company) since 1995; Manager,
San Francisco, CA 94104                                     Corporate Investments, Hewlett Packard Company from
                                                            1979 to 1991; Trustee, Master Investment Trust,
                                                            Series I (since 1993); Director, Morgan Grenfell Small
                                                            Cap Fund (since 1986); former Director, Bunker Hill
                                                            Income Securities, Inc. (1989 to 1994); former Trustee,
                                                            SunAmerica Fund Group (previously Equitec Siebel Fund
                                                            Group) from 1979 to 1991; former Trustee, Master
                                                            Investment Trust, Series II from 1993 to February 1997
                                                            (registered investment companies).

William P. Carmichael     53          Director              Senior Vice President, Sara Lee Corporation (1991 to
808 S. Garfield                                             1993); Treasurer, Senior Vice President and Chief
Hinsdale, IL  60521                                         Financial Officer, Beatrice Company (1987 to 1990);
                                                            Trustee, Pacific Innovations Trust

                                  Position with
Name and Address          Age        Company                Principal Occupations
-------------------       ---     -------------             -----------------------
                                                            (since 1997)(registered investment company);
                                                            Trustee-Time Horizon Funds (registered investment
                                                            company) (since 1995); Trustee, 231 Funds (1993 to
                                                            1995)(registered investment company).

Edward S. Bottum          64          Director              Managing Director, Chase Franklin Corporation
c/o Chase Franklin                                          (venture capital firm) (since 1990); Director, Kellwood
 Corporation                                                Corporation (women's apparel manufacturer) Trustee, Time
100 S. Wacker Drive                                         Horizon Funds (since 1995); Trustee and Chairman,
Suite 1140                                                  Pacific Innovations Trust (since 1997)(registered
Chicago, IL  60606                                          investment company); formerly Vice Chairman of
                                                            Continental Bank N.A. (retired 1990); formerly
                                                            Trustee, 231 Funds (February 1993 to August 1995).

Cornelius J. Pings*       69          Chairman of           President, Association of American Universities,
Association of American               the Board and         since February 1993; Director, Farmers Group, Inc.
Universities                          President             (insurance company) since 1991; Provost, 1982 to
1200 New York Avenue, NW                                    January 1993, Senior Vice President for Academic
Suite 550                                                   Affairs, 1981 to January 1993, University of
Washington, DC 20005                                        Southern California; Trustee, Master Investment
                                                            Trust, Series I (since 1995); former Trustee, Master
                                                            Investment Trust, Series II (October 1995 to
                                                            February 1997).

Stephen M. Wynne          41          Vice President        Executive Vice President and Chief Accounting
Executive Vice                                              Officer (since 1993) and Senior Vice President and
President, PFPC Inc.                                        Chief Accounting Officer (1991 to 1993), PFPC Inc.;
400 Bellevue Parkway                                        Executive Vice President, PFPC International (since
Wilmington, DE 19809                                        1995); Vice President and Chief Accounting Officer,
                                                            PNC Institutional Management Corp. (since 1987).

Jay F. Nusblatt           36          Treasurer             Vice President and Director of Fund Accounting and
Vice President,                                             Administration, PFPC Inc. (since 1993); formerly
PFPC Inc.                                                   Assistant Vice President, Fund/Plan Services, Inc.
103 Bellevue Parkway                                        (1989 to 1993).
Wilmington, DE 19809

                                  Position with
Name and Address          Age        Company                Principal Occupations
-------------------       ---     -------------             -----------------------
W. Bruce McConnel, III    55          Secretary             Partner of the law firm of Drinker Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia
 National Bank
Building, Suite 1100
Philadelphia, PA 19107

Gary M. Gardner           46          Assistant             Chief Counsel-Mutual Funds, PNC Bank (since 1994);
Chief Counsel                         Secretary             Associate General Counsel, The Boston Company, Inc.
 -Mutual Funds,                                             (1992 to 1994); General Counsel, SunAmerica Asset
PNC Bank                                                    Management Inc. (1986 to 1992).
1600 Market Street,
 28th Fl.
Philadelphia, PA 19103

J. Robert Dugan           32          Assistant             Counsel-Mutual Funds, PNC Bank (since 1993);
Counsel-Mutual Funds,                 Secretary             Associate, Drinker Biddle & Reath LLP (1990 to 1993).
PNC Bank
1600 Market Street,
 28th Fl.
Philadelphia,
 PA 19103

--------------

* Mr. Pings is an "interested director" of the Company by reason of his position as President of the Company.

The Board has an audit committee, contract review committee, nominating committee and valuation committee. The audit committee is responsible for reviewing the results of the audit of the Company by its independent public accountant. The contract review committee is responsible for reviewing the performance of the Company's service providers in connection with the renewal of the Company's service contracts. The nominating committee is responsible for reviewing the credentials of proposed nominees for the Company's Board and for selecting and nominating those directors who are not "interested persons" (as defined in the 1940 Act) of the Company. The valuation committee is responsible for handling issues arising out of the pricing of securities.

Each director is entitled to receive an annual retainer of $50,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting. The President receives an additional $40,000 per annum for his services as President. Each member of a committee of the Board is entitled to receive $1,000 for each committee meeting they participate in (whether or not held on the same day as a Board meeting). Each Chairman of a committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the committee. Each director is also reimbursed for out-of-pocket expenses incurred as a director.

Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company.

Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, a director who has been in office for the entire period between February 28, 1994 and March 18, 1998, dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) the "Applicable Percentage" set forth below of the annual Director's retainer that was payable by the Company during the year of his death or resignation, or (ii) the Applicable Percentage of the annual Director's retainer then in effect for Directors of the Company during the year of such payment.

            Years of Service                         Applicable
            After February 28, 1994                  Percentage*
            -----------------------                  -----------
            Fewer than 5.............................     0**
            5 but fewer than 6.......................    50
            6 but fewer than 7.......................    60
            7 but fewer than 8.......................    70
            8 but fewer than 9.......................    80
            9 but fewer than 10......................    90
            10 or more...............................   100

----------

* For service that includes a fractional year, a Director's years of service is rounded to the nearest quarter of a year of service, and the Director's Applicable Percentage is rounded to the nearest 0.25%.

** A Director who either resigns in good standing or dies before completing five years of service as a Director is assigned an Applicable Percentage of 50 percent.

Such Director is also entitled to receive an additional retirement benefit following his death or resignation equal to an additional percentage of the annual Director's retainer described above in this paragraph. The additional percentage equals one-half of the difference between 100 percent and the Director's Applicable Percentage. The Director's additional retirement benefit is paid at the same time and in the same manner as the regular retirement benefit. The amount payable each year to a Director who dies or resigns is increased by $1,000 for each year of service that the Director served as Chairman of the Board since the Company's inception in 1982. The retirement benefit in which a Director has become vested may not be reduced by later Board action.

In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans.

The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

The following chart provides certain information as of February 28, 1998 about the compensation received by: 1) directors and/or officers of the Company, and
2) directors and/or trustees of the Fund Complex*:

                                                        PENSION OR
                                       AGGREGATE        RETIREMENT                             TOTAL
                                      COMPENSATION       BENEFITS          ESTIMATED        COMPENSATION
                                      FROM PACIFIC      ACCRUED AS           ANNUAL          FROM FUND
        NAME OF PERSON/                 HORIZON        PART OF FUND      BENEFITS UPON     COMPLEX* PAID
            POSITION                  FUNDS, INC.        EXPENSES          RETIREMENT       TO DIRECTORS
-----------------------------         ------------     ------------      -------------     -------------
Edward S. Bottum***                      $     0          $     0           $     0            $29,125

William P. Carmichael***                 $     0          $     0           $     0            $27,625

Thomas M. Collins                        $46,750          $16,199           $50,500            $53,500
Director

Douglas B. Fletcher                      $36,750          $23,195           $37,500            $26,750
Vice Chairman of the Board

Robert E. Greeley                        $36,750          $16,220           $37,500            $72,750
Director

Kermit O. Hanson                         $35,750          $28,422                **            $40,250
Director

Cornelius J. Pings                       $69,250          $26,984           $40,500            $81,892
President and Chairman of the
Board

----------

* The "Fund Complex" consists of the Company, Seafirst Retirement Funds (which were merged into the Company on June 23, 1997), Master Investment Trust, Series I, Time Horizon Funds and Pacific Innovations Trust.

** Mr. Hanson retired as Director on July 1, 1998. On that date, Mr. Hanson was entitled to retirement benefits of $170,995 (0.002%), $53,533 (0.002%), $7,516 (0.002%), $8,456 (0.002%), $12,527 (0.002%),
      $25,054 (0.002%), $1,253 (0.002%), $626 (0.002%), $1,253 (0.002%), $626
      (0.002%), $313 (0.002%), $3,758 (0.002%), $6,890 (0.002%), $4,384
      (0.002%), $3,758 (0.002%), $11,588 (0.002%), and $626 (0.001%) from the
      Prime, Treasury, Treasury Only, Government, Tax-Exempt Money, California Tax-Exempt Money Market, Intermediate Bond, Flexible Income (formerly, Corporate Bond), U.S. Government

      Securities, Short-Term Government, National Municipal Bond, California Municipal Bond (formerly, California Tax-Exempt Bond), Capital Income, Asset Allocation, Aggressive Growth, Blue Chip and International Equity Funds, respectively. Bank of America has agreed to reimburse the Company $100,136 in the aggregate relating to these benefits. The foregoing retirement benefits will be payable to Mr. Hanson promptly after his successor is elected.

*** Messrs. Bottum and Carmichael were not members of the Board on February 28, 1998.

With respect to the non-money market Funds of the Company, members of the Company's Board of Directors and their spouses, former members of the Board of Directors with the designation of director emeritus and their spouses; and U.S. based employees and retirees of Bank of America or any of its affiliates and their parents, spouses, minor children and grandchildren as well as members of the Board of Directors of Bank of America or any of its affiliates may purchase A shares of the non-money market Funds without paying a load.

INVESTMENT ADVISER

Bank of America NT&SA ("Bank of America") is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to each of the Funds, other than the Government and Treasury Only Funds, since the commencement of their operations. Bank of America has approximately $67 billion in assets under management. Bank of America is a wholly-owned, indirect subsidiary of BankAmerica Corporation, a registered bank holding company. As investment adviser, Bank of America manages the Funds' investments and is responsible for all purchases and sales of securities. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Company. In rendering its advisory services, Bank of America may utilize Bank of America officers from one or more of the departments of Bank of America which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries or other affiliates of Bank of America or its parent corporation.

On April 13, 1998, BankAmerica Corporation and NationsBank Corporation ("NationsBank") announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by the end of 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

For the investment advisory services provided by Bank of America, the Company has agreed to pay Bank of America fees, which are accrued daily and paid monthly, at the following annual rates:

      .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus
      .08% of each Fund's net assets over $5 billion.

The investment advisory fees for each Fund are paid by each class based on such class' net assets relative to the entire Fund's net assets.

The investment adviser may, from time to time and at its discretion, agree to limit the investment advisory fee by waiving fees or reimbursing the Company for expenses. For the fiscal year ended February 28, 1998, the investment advisory fee for the Government Fund was limited to .05% of the Fund's net assets. Any such limitation may be terminated at the option of the investment adviser.

The charts below show the investment advisory fees for each Fund for the last three fiscal years (each ending on the last day of February) along with any credits that reduced the investment advisory fees. The fees shown were paid by the Funds to Bank of America.

                                                                   FISCAL YEAR ENDED
                                              ----------------------------------------------------------
PRIME FUND                                    FEBRUARY 29, 1996    FEBRUARY 28, 1997   FEBRUARY 28, 1998
----------                                    -----------------    -----------------   -----------------
Investment Advisory Fees Accrued                  $3,964,899          $5,792,971          $7,234,054

Investment Advisory Fees Waived                            0                   0                   0

Net Amount of Investment Advisory Fees
  Paid by the Fund                                $3,964,899          $5,792,971          $7,234,054

                                                                 FISCAL YEAR ENDED
                                             ----------------------------------------------------------
GOVERNMENT FUND                              FEBRUARY 29, 1996   FEBRUARY 28, 1997    FEBRUARY 28, 1998
---------------                              -----------------   -----------------    -----------------
Investment Advisory Fees Accrued                  $672,197            $539,047            $460,253

Investment Advisory Fees Waived                   $276,490            $335,332            $210,869

Net Amount of Investment Advisory Fees
  Paid by the Fund                                $395,707            $203,715            $249,384

For the fiscal year ended February 29, 1996 Bank of America reimbursed operating expenses of $4,778 with respect to the Government Fund.

                                                                 FISCAL YEAR ENDED
TAX-EXEMPT                                    ---------------------------------------------------------
 MONEY FUND                                   FEBRUARY 29, 1996   FEBRUARY 28, 1997   FEBRUARY 28, 1998
 ----------                                   -----------------   -----------------   -----------------
Investment Advisory Fees Accrued                  $439,603            $444,648            $636,863

Investment Advisory Fees Waived                          0                   0                   0

Net Amount of Investment Advisory Fees
  Paid by the Fund                                $439,603            $444,648            $636,863

                                                            FISCAL YEAR ENDED
                                        ---------------------------------------------------------
TREASURY ONLY FUND                      FEBRUARY 29, 1996   FEBRUARY 28, 1997   FEBRUARY 28, 1998
------------------                      -----------------   -----------------   -----------------
Investment Advisory Fees Accrued            $341,008            $487,156             439,545

Investment Advisory Fees Waived                    0                   0                   0

Net Amount of Investment
  Advisory Fees Paid by the Fund            $341,008            $487,156            $439,545

                                                            FISCAL YEAR ENDED
                                        ---------------------------------------------------------
TREASURY FUND                           FEBRUARY 29, 1996   FEBRUARY 28, 1997   FEBRUARY 28, 1998
-------------                           -----------------   -----------------   -----------------
Investment Advisory Fees Accrued            $2,446,958            $2,861,734            $2,708,981

Investment Advisory Fees Waived                      0                     0                     0

Net Amount of Investment
  Advisory Fees Paid by the Fund            $2,446,958            $2,861,734            $2,708,981

                                                            FISCAL YEAR ENDED
CALIFORNIA TAX-EXEMPT MONEY             -----------------------------------------------------------
       MARKET FUND                      FEBRUARY 29, 1996   FEBRUARY 28, 1997     FEBRUARY 28, 1998
--------------------------------        -----------------   -----------------     -----------------
Investment Advisory Fees Accrued            $508,348            $849,799            $1,149,877

Investment Advisory Fees Waived                    0                   0                     0

Net Amount of Investment
Advisory Fees Paid by the Fund              $508,348            $849,799            $1,149,877

ADMINISTRATOR

Bank of America (the "Administrator" or "BOA") serves as administrator to the Funds. Prior to September 15, 1997, The BISYS Group, Inc., through its wholly-owned subsidiary BISYS Fund Services, L.P. ("BISYS"), served as the Company's administrator. Prior to November 1, 1996, Concord Holding Corporation ("Concord") an indirect, wholly-owned subsidiary of BISYS served as administrator.

Pursuant to its agreement, the Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services, including coordination of reports to shareholders of the Funds and the Securities and Exchange Commission; calculation of the net asset value of the Funds' shares and dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Funds' offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Funds' books and records; and the provision of various services for shareholders who have made a minimum initial investment of at least $500,000, including the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders. The Administrator will bear all expenses in connection with the performance of its services under the Administration Agreement for the Funds with the exception of fees charged by The Bank of New York ("BONY") for certain fund accounting services which are borne by the Funds.

The Administrator may from time to time employ such person or persons as it may believe to be particularly fitted to assist in the performance of the administration agreement; provided, however, that the compensation of such person or persons shall be paid by the Administrator and the Administrator shall be as fully responsible to the Company for the acts and omissions of any subcontractor as it is for its own acts and omissions. BONY provides the Funds with certain accounting services pursuant to a fund accounting services agreement with the Administrator.

Under the fund accounting services agreement, BONY has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Funds. The monthly fees charged by BONY under the Fund accounting services agreement are borne by the Funds. The Administrator has also entered into an agreement with PFPC Inc. to provide certain sub-administration services to the Funds, including, among other things, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectus and SAI, providing periodic reports to the Company's Board of Directors and providing certain record-keeping services. The monthly fees charged by PFPC Inc. for these services under the sub-administration agreement are borne by the Administrator.

For its services under the administration agreement, the Administrator is entitled to receive an administration fee, computed daily and paid monthly, at the following annual rates:

      .10% of the first $7 billion of each Fund's net assets, plus .09% of the next $3 billion of each Fund's net assets, plus
      .08% of each Fund's net assets over $10 billion.

The administration fees for each Fund are paid by each class based on such class' net assets relative to the entire Fund's net assets.

The Administrator may, from time to time and at its discretion, agree to limit the administration fee by waiving fees or reimbursing the Company for expenses. Any such limitation may be terminated at the option of the Administrator. Any such limitations effected in the past three fiscal years are shown in the charts below.

The charts below show the Fund administration fees for each Fund for the last three fiscal years (each ending on the last day of February) along with any credits that reduced the administration fees.

                                                           FISCAL YEAR ENDED
                                      ---------------------------------------------------------------
PRIME FUND                            FEBRUARY 29, 1996     FEBRUARY 28, 1997       FEBRUARY 28, 1998
----------                            -----------------     -----------------       -----------------
Administration Fees Accrued              $4,062,578             $6,236,990            BOA: $3,929,655
                                                                                    BISYS: $4,008,360

Administration Fees Waived                        0                      0                          0

Net Amount of Administration             $4,062,578             $6,236,990            BOA: $3,929,655
  Fees Paid by the Fund                                                             BISYS: $4,008,360

Administrator During this                                                                      BISYS/
Fiscal Year                            BISYS/Concord          BISYS/Concord           Bank of America

Other Expenses Reimbursed by
  the Administrator                      $  235,000                      0                          0

                                                      FISCAL YEAR ENDED
                                 -------------------------------------------------------------
      TREASURY FUND              FEBRUARY 29, 1996     FEBRUARY 28, 1997     FEBRUARY 28, 1998
      -------------              -----------------     -----------------     -----------------
Administration Fees Accrued          $2,447,372             $2,863,262         BOA: $1,359,676
                                                                             BISYS: $1,352,662

Administration Fees Waived                    0                      0                       0

Net Amount of Administration         $2,447,372             $2,863,262         BOA: $1,359,676
  Fees Paid by the Fund                                                      BISYS: $1,352,662

Administrator During this         BISYS/Concord          BISYS/Concord                  BISYS/
Fiscal Year                                                                    Bank of America

Other Expenses Reimbursed by
the Administrator                    $  95,000                       0                       0


                                                       FISCAL YEAR ENDED
                                  ------------------------------------------------------------
   TAX-EXEMPT MONEY FUND          FEBRUARY 29, 1996     FEBRUARY 28, 1997    FEBRUARY 28, 1998
   --------------------           -----------------     -----------------    -----------------
Administration Fees Accrued           $439,603               $444,648          BOA:  $322,955
                                                                              BISYS: $313,908
Administration Fees Waived                   0                      0                       0

Net Amount of Administration          $439,603               $444,648          BOA:  $322,955
  Fees Paid by the Fund                                                       BISYS: $313,908

Administrator During this           BISYS/Concord         BISYS/Concord                BISYS/
Fiscal Year                                                                   Bank of America

Other Expenses Reimbursed by
the Administrator                            0                      0                       0

     CALIFORNIA TAX                              FISCAL YEAR ENDED
     -EXEMPT MONEY        ---------------------------------------------------------------
      MARKET FUND         FEBRUARY 29, 1996      FEBRUARY 28, 1997      FEBRUARY 28, 1998
     --------------       -----------------      -----------------      -----------------
Administration Fees              $508,348               $849,799             BOA:$575,370
  Accrued                                                                  BISYS:$574,507

Administration Fees                     0                      0                        0
  Waived

Net Amount of                    $508,348               $849,799             BOA:$575,370
  Administration Fees                                                      BISYS:$574,507
  Paid by the Fund

Administrator During        BISYS/Concord          BISYS/Concord                   BISYS/
this Fiscal Year                                                          Bank of America

Other Expenses                     $5,000                      0                        0
  Reimbursed by the
  Administrator

                                                    FISCAL YEAR ENDED
                                -----------------------------------------------------------
      GOVERNMENT FUND           FEBRUARY 29, 1996    FEBRUARY 28, 1997    FEBRUARY 28, 1998
      ---------------           -----------------    -----------------    -----------------
Administration Fees Accrued          $672,197             $539,047            BOA:$210,009
                                                                            BISYS:$250,244

Administration Fees Waived           $182,262                    0                       0

Net Amount of                        $489,935             $539,047            BOA:$210,009
Administration                                                              BISYS:$250,244
  Fees Paid by the Fund

Administrator During this            Concord          BISYS/Concord                 BISYS/
  Fiscal Year                                                              Bank of America

Other Expenses Reimbursed                  0                      0                      0
   by the Administrator

                                                                 FISCAL YEAR ENDED
                                           -------------------------------------------------------------
     TREASURY ONLY FUND                    FEBRUARY 29, 1996      FEBRUARY 28, 1997    FEBRUARY 28, 1998
     ------------------                    -----------------      -----------------    -----------------
Administration Fees Accrued                      $341,008                 $487,156          BOA:$190,516
                                                                                          BISYS:$249,029

Administration Fees Waived                              0                        0                     0

Net Amount of Administration                     $341,008                 $487,156          BOA:$190,516
  Fees Paid by the Fund                                                                   BISYS:$249,029

Administrator During this                         Concord            BISYS/Concord                BISYS/
Fiscal Year                                                                              Bank of America

Other Expenses Reimbursed by the                        0                        0                     0
Administrator

SPECIAL MANAGEMENT SERVICES PLAN

The Company has adopted a Special Management Services Plan for Pacific Horizon Shares. Under the Special Management Services Plan, securities dealers, financial institutions and other industry professionals that are shareholders or dealers of record or which have a servicing relationship ("Shareholder Organizations") with beneficial owners of a Fund's Pacific Horizon Shares have agreed to provide the following support services to their clients: aggregating and processing purchase and redemption requests for Pacific Horizon Shares and placing net purchase and redemption orders; providing a service that invests the assets of shareholder accounts in Pacific Horizon Shares pursuant to specific or pre-authorized instructions; processing dividend payments; providing statements periodically to shareholders showing their positions in Pacific Horizon Shares; providing subaccounting or the information necessary for subaccounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; forwarding shareholders proxy statements and proxies containing any proposals regarding the Special Management Services Plan or related agreements; developing and monitoring investor programs offered from time to time; providing dedicated walk-in and telephone facilities to handle shareholder inquiries and serve shareholder needs; providing and maintaining specialized systems for automatic investments; maintaining the registration or qualification of Pacific Horizon Shares for sale under state securities laws; paying for the operation of arrangements that facilitate same-day purchases by shareholders; assuming the expenses of payments made to third parties for services provided in connection with the investments of their customers in Pacific Horizon Shares; and providing various other services (such as the provision of a facility to receive purchase and redemption orders) for shareholders who have made a minimum initial investment of less than $500,000.

In consideration of the services provided pursuant to the Special Management Services Plan, Shareholder Organizations are entitled to receive a fee, computed daily and paid monthly at the annual rate of up to 0.32% of the average daily net asset value of each Fund's Pacific Horizon Shares (0.35% for the California Tax-Exempt Money Market Fund) beneficially owned by clients of such Shareholder Organizations. The Special Management Services Plan provides that a written report of the amounts expended under such plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly.

The charts below show the fees paid by each Fund pursuant to the Special Management Services Plan (formerly the Special Management Services Agreement) for the last fiscal year.

                                                           FISCAL YEAR ENDED
PRIME FUND                                                 FEBRUARY 28, 1998
----------                                                 -----------------
Amount Paid to                                                 $   22,110
  BISYS/Concord

Amount Paid to PDI                                             $   12,453

Amount Paid to Bank                                            $6,742,687
  of America and
  affiliates

Total Amount Paid by                                           $7,285,114
  the Fund

                                                           FISCAL YEAR ENDED
TREASURY FUND                                              FEBRUARY 28, 1998
-------------                                              -----------------
Amount Paid to                                                 $    5,446
  BISYS/Concord

Amount Paid to PDI                                             $    4,853

Amount Paid to Bank                                            $  789,384
  of America and
  affiliates

Total Amount Paid by                                           $1,088,447
  the Fund

                                                          FISCAL YEAR ENDED
TAX-EXEMPT MONEY FUND                                     FEBRUARY 28, 1998
---------------------                                     -----------------
Amount Paid to                                                  $  2,939
  BISYS/Concord

Amount Paid to PDI                                              $  2,580

Amount Paid to Bank                                             $377,885
  of America and
  affiliates

Total Amount Paid by                                            $384,228
  the Fund

CALIFORNIA TAX-EXEMPT                                     FISCAL YEAR ENDED
  MONEY MARKET FUND                                       FEBRUARY 28, 1998
---------------------                                     -----------------
Amount Paid to                                               $    5,548
BISYS/Concord                                               ($      525 waived)

Amount Paid to PDI                                           $    2,304
                                                            ($      218 waived)

Amount Paid to Bank                                          $1,676,744
of America and                                              ($  158,626 waived)
affiliates

Total Amount Paid by                                         $1,851,005
the Fund

                                                          FISCAL YEAR ENDED
  GOVERNMENT FUND                                         FEBRUARY 28, 1998
  ---------------                                         -----------------
Amount Paid to                                                 $    159
  BISYS/Concord

Amount Paid to PDI                                             $    139

Amount Paid to Bank                                            $427,718
  of America and
  affiliates

Total Amount Paid by                                           $455,016
  the Fund

                                                          FISCAL YEAR ENDED
TREASURY ONLY FUND                                        FEBRUARY 28, 1998
------------------                                        -----------------
Amount Paid to                                                 $     25
BISYS/Concord

Amount Paid to PDI                                             $     36

Amount Paid to Bank                                            $607,979
of America and
affiliates

Total Amount Paid by                                           $667,711
the Fund

SHAREHOLDER SERVICES PLAN

The Company has adopted a Shareholder Services Plan for Horizon Service Shares. Under that Plan, Shareholder Organizations, which may include Bank of America and its affiliates, provide support services to their customers ("Customers") who are beneficial owners of Horizon Service Shares in return for payment by the respective Fund of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares beneficially owned by Customers of the Shareholder Organizations.

Holders of a Fund's Horizon Service Shares will bear all fees paid to Shareholder Organizations for their services with respect to such shares. During the fiscal year ended February 28, 1998, the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds made payments under the Shareholder Services Plan at an effective annual rate of
 .25% of the average net asset value of each Fund's Horizon Service Shares.

The services provided by Shareholder Organizations may include the following: aggregating and processing purchase and redemption requests from Customers for Horizon Service Shares and placing net purchase and redemption orders with the Distributor; providing Customers with a service that invests the assets of their accounts in Horizon Service Shares pursuant to specific or preauthorized instructions; processing dividend payments from a Fund on behalf of Customers; providing information periodically to Customers regarding their position in Horizon Service Shares; arranging for bank wires; responding to Customer inquiries regarding services performed by the Shareholder Organizations; providing sub-accounting with respect to Horizon Service Shares beneficially owned by Customers or the information necessary for sub-accounting; forwarding shareholder communications from a Fund to Customers; and other similar services if requested by a Fund.

For the fiscal year ended February 28, 1998 shareholder service fee payments to Shareholder Organizations totaled $8,141,653, $4,075,595, $646,192, $508,971,
$464,176, and $1,340,735 with respect to Horizon Service Shares of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund, respectively. Of these amounts, for the fiscal year ended February 28, 1998, $7,381,916, $3,668,245, $586,936,
$432,402, $422,932 and $1,187,827 were paid to Bank of America and its affiliates with respect to Horizon Service Shares of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund.

DISTRIBUTOR

Provident Distributors, Inc. ("PDI" or the "Distributor") (located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428) acts as the exclusive distributor of the shares of each of the Funds pursuant to a distribution agreement with the Company. Shares are sold on a continuous basis by the Distributor.

The Distributor has agreed to use its best efforts to effect sales of shares of the Funds although it is not obliged to sell any certain number of shares. No compensation is payable by the Funds to the Distributor for its distribution services.

THE DISTRIBUTION AND SERVICES PLAN. The Distributor is entitled to payment from the Company for distribution and service fees pursuant to the Distribution and Services Plan (the "12b-1 Plan") adopted on behalf of the X Shares, S Shares and Y Shares. Under the 12b-1 Plan, the Company on behalf of the Prime, Treasury and California Tax-Exempt Money Market Funds may pay the Distributor for the following items (the number beside each item represents the dollar amount paid for each item for the fiscal year ended February 28, 1998): (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing X Shares, S Shares and Y Shares $0 (X Shares-Prime Fund), $0 (X Shares-Treasury Fund) and $0 (X Shares-California Tax-Exempt Money Market Fund) $0 (S Shares Prime Fund), $0 (S Shares - California Tax-Exempt Money Market
Fund), $0 (S Shares - Tax-Exempt Money Fund), $0 (Y Shares - Prime Fund) and $0 (Y Shares - Treasury Fund); (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for X Shares, S Shares and Y Shares $0 (X Shares-Prime Fund), $0 (X Shares-Treasury Fund) and $0 (X Shares-California Tax-Exempt Money Market Fund) $0 (S Shares - Prime Fund), $0 (S Shares - California Tax-Exempt Money Market
Fund), $0 (S Shares - Tax-Exempt Money Fund), $0 (Y Shares - Prime Fund) and $0 (Y Shares - Treasury Fund); (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current X, S or Y shareholders $0 (X Shares-Prime Fund), $0 (X Shares-Treasury
Fund) and $0 (X Shares-California Tax-Exempt Money Market Fund) $0 (S Shares - Prime Fund), $0 (S Shares - California Tax-Exempt Money Market Fund), $0 (S Shares - Tax-Exempt Money Fund), $0 (Y Shares - Prime Fund) and $0 (Y Shares - Treasury Fund); (d) periodic payments or commissions to one or more Service Organizations with respect to a Fund's X Shares, S Shares and Y Shares beneficially owned by customers for whom the Service Organization is the Service Organization of record or holder of record of such X Shares, S Shares or Y Shares $1,352,274 (X Shares-Prime Fund), $188,860 (X Shares-Treasury Fund) and $109,431 (X Shares-California Tax-Exempt Money Market Fund) $518,688 (S Shares - Prime Fund), $145,386 (S Shares - California Tax-Exempt Money Market Fund), $22,826 (S Shares - Tax-Exempt Money Fund), $299,538 (Y Shares - Prime Fund) and $185,411 (Y Shares - Treasury Fund); (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above $0 (X Shares-Prime Fund), $0 (X Shares-Treasury Fund) and $0 (X Shares-California Tax-Exempt Money Market Fund) $0 (S Shares - Prime Fund), $0 (S Shares - California Tax-Exempt Money Market Fund), $0 (S Shares - Tax-Exempt Money Fund), $0 (Y Shares - Prime Fund) and $0 (Y Shares - Treasury Fund); or (f) for such other services as may be construed, by any court or governmental agency or commission, including the U.S. Securities and Exchange Commission, to constitute distribution services under the 1940 Act.

Pursuant to the 12b-1 Plan, the Company may also pay for administrative support services provided with respect to Service Organization customers ("Clients") holding X Shares, S Shares and Y Shares. Administrative services provided may include some or all of the following: (i) processing dividend and distribution payments from a Fund on behalf of its Clients; (ii) providing information periodically to its Clients showing their positions in X Shares, S Shares and Y Shares; (iii) arranging for bank wires; (iv) responding to routine Client inquiries concerning their investment in X Shares, S Shares and Y Shares; (v) providing the information to the Funds necessary for accounting or sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its Clients; (vii) aggregating and processing purchase and redemption requests from its Clients and placing net purchase and redemption orders for its Clients; (viii) establishing and maintaining accounts and records relating to Clients that invest in X Shares, S Shares and Y Shares; (ix) assisting Clients in changing dividend options, account designations and addresses; (x) developing, maintaining and operating systems necessary to support sweep accounts; or (xi) other similar services if requested by the Company.

The 12b-1 Plan for X Shares, S Shares and Y Shares provides that the Distributor is entitled to receive payments on a monthly basis at an annual rate not exceeding 0.55%, 1.00% and 1.00% of the average daily net assets during such month of the outstanding X Shares, S Shares and Y Shares, respectively, to which such 12b-1 Plan relates. Not more than 0.25% of such net assets will be used to compensate Service Organizations for personal services provided to X, S and Y shareholders and/or the maintenance of such shareholders' accounts and not more than 0.30%, 0.75% and 0.75% of such net assets of the X, S and Y shareholders, respectively, will be used for promotional and other primary distribution activities. The 12b-1 Plan reimburses the distributor only for expenses incurred.

Payments made out of or charged against the assets of a particular class of shares of a particular Fund must be in payment for expenses incurred on behalf of that class.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Company] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a written report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval and that other material amendments of the 12b-1 Plan must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan, or in any agreements entered into in connection with the 12b-1 Plan, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Non-Interested Plan Directors"). The selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the Non-Interested Plan Directors.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and their X, S and Y shareholders. The 12b-1 Plan is subject to annual reapproval by a majority of the Company's Board of Directors, including a majority of the Non-Interested Plan Directors and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Non-Interested Plan Directors or by vote of the holders of a majority of the outstanding X Shares, S Shares or Y Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the outstanding X Shares, S Shares or Y Shares of such Fund, or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

For the fiscal year ended February 28, 1998, 12b-1 fee payments to Service Organizations totaled $1,352,274, $188,860 and $109,431 with respect to X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund, respectively. For the fiscal year ended February 28, 1998, Shareholder Service fee payments to Service Organizations totaled $1,126,895, $157,400 and $91,193 with respect to X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund, respectively. Of these amounts, for the fiscal year ended, February 28, 1998, $2,468,893, $345,956 and $200,624 were paid to
Bank of America and its Affiliates with respect to the X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund, respectively.

For the fiscal year ended February 28, 1998, 12b-1 fee payments (net of fee waivers) to Service Organizations totaled $468,627, $150,355 and $22,820 with respect to S Shares of the Prime Fund, California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund, respectively. For that same period, Bank of America waived $772,551, $218,079 and $34,227 of distribution expenses for the Prime Fund, California Tax-Exempt Money Market Fund and Tax-Exempt Money Market Fund, respectively. For the fiscal year ended February 28, 1998, Shareholder Service fee payments earned by Service Organizations totaled $482,149, $116,192 and $19,016 with respect to S Shares of the Prime Fund, California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund, respectively. Of these amounts, for the fiscal year ended, February 28, 1998, $950,478, $266,540 and $41,836 were paid to Bank of America and its Affiliates with respect to the S Shares of the Prime Fund, California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund, respectively.

For the fiscal year ended February 28, 1998, 12b-1 fee payments to Service Organizations totaled $299,538 and $185,411 with respect to Y Shares of the Prime Fund and Treasury Fund, respectively. For the fiscal year ended February 28, 1998, Shareholder Service fee payments to Service Organizations total $99,846 and $61,805 with respect to Y Shares of the Prime Fund and Treasury Fund, respectively. Of these amounts, for the fiscal year ended, February 28, 1998, $399,384 and $246,527 were paid to Bank of America and its

Affiliates with respect to the Y Shares of the Prime Fund and Treasury Fund, respectively.

CUSTODIAN

The Company has appointed The Bank of New York, 90 Washington Street, New York, New York 10286, as custodian for the Funds. The Bank of New York also provides the Company with certain accounting, bookkeeping, pricing, and dividend and distribution calculation services pursuant to a Fund accounting services agreement with the Administrator. The Company and The Bank of New York have appointed Bank of America to act as sub-custodian pursuant to a sub-custodian agreement. As sub-custodian of the Company's assets, Bank of America (i) maintains a separate account or accounts in the name of the Company, (ii) holds and disburses portfolio securities on account of the Company, (iii) makes receipts and disbursements of money on behalf of the Company, (iv) collects and receives all income and other payments and distributions on account of the Company's portfolio securities held by Bank of America, (v) responds to correspondence from security brokers and others relating to its duties, and (vi) makes periodic reports to the Company's Board of Directors concerning its duties thereunder. Under the sub-custodian agreement, the Company will reimburse Bank of America for its costs and expenses in providing services thereunder. Bank of America is the successor to Security Pacific under the sub-custodian agreement. For the fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998, Bank of America, in its capacity as sub-custodian, did not hold any of the Company's assets and, accordingly, received no fees.

TRANSFER AGENT

PFPC Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968, serves as transfer and dividend disbursing agent ("Transfer Agent") for the Company.

COUNSEL

Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Philadelphia National Bank Building, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and will pass upon the legality of the shares offered hereby. O'Melveny and Meyers LLP, 400 South Hope Street, Los Angeles, California 90071, acts as special California counsel for the Company and has reviewed the portions of the Prospectuses and Statement of Additional Information for the California Tax-Exempt Money Market Fund concerning California taxes and the description of the special considerations relating to California Municipal Securities.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers, representing the combined firms of Price Waterhouse LLP and Coopers and Lybrand LLP, effective July 1, 1998, has been selected as independent accountants of each Fund for the fiscal year ending February 28, 1998.

PORTFOLIO TRANSACTIONS

Subject to the general control of the Company's Board of Directors, Bank of America is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. During their last three fiscal periods, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund did not pay any brokerage commissions. The cost of securities purchased by the Funds from underwriters generally includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is the Company's policy to seek the best overall terms available. The investment advisory agreement between the Company and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement authorizes Bank of America, subject to the approval of the Company's Board of Directors, to cause the Company to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the particular Fund and the Company. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and
(2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

The directors will periodically review the commissions paid by the Company to consider whether the commissions, if any, paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Company. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or any given Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

Brokerage or research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America by the Company. Such services may be useful to Bank of America in serving both the Company and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. The Company will not acquire certificates of deposit or other securities issued by Bank of America or its affiliates. In addition, portfolio securities in general will be purchased from and sold to Bank of America, PDI and their affiliates acting as principal underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, provided such purchase, sale or dealing is permitted under the 1940 Act and the rules thereunder.

A Fund's annual portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Fund's portfolio securities. The calculation excludes all securities the maturities of which at the time of acquisition were thirteen months or less. There is not expected to be any portfolio turnover for the Funds for regulatory reporting purposes.

A Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. Any such Fund will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Directors, believes such practice to be in the Fund's interest.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or Bank of America, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation, but will only continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the SEC. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or common trust Funds in order to obtain best execution.

The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1998:

(a) the Treasury Fund held the following securities: Repurchase Agreement with Morgan Stanley Dean Witter & Co. in the principal amount of $145,000,000; Repurchase Agreement with Goldman Sachs & Co., in the principal amount of $574,667,000; Repurchase Agreement with Lehman Brothers, Inc. in the principal amount of $50,000,000; and Repurchase Agreement with Merrill Lynch Securities, Inc. in the principal amount of $145,000,000; (b) the Government Fund held the following securities: Repurchase Agreement with Morgan Stanley Dean Witter & Co. in the principal amount of $20,000,000; Repurchase Agreement with Goldman Sachs & Co. in the principal amount of $97,174,000; and Repurchase Agreement with Merrill Lynch Securities, Inc. in the principal amount of $20,000,000; (c) the Prime Fund held the following securities: Lehman Brothers Holdings, Inc. weekly variable rate obligation in the principal amount of $50,000,000; Lehman Brothers Holdings, Inc. commercial paper in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. commercial paper in the principal amount of $100,000,000; Merrill Lynch & Co., Inc. commercial paper in the principal amount of $25,000,000; Bear Stearns Companies, Inc. daily variable rate obligation in the principal amount of $75,000,000; Bear Stearns Companies, Inc. daily variable rate obligation in the principal amount of $60,000,000; Bear Stearns Companies, Inc. monthly variable rate obligation in the principal amount of $25,000,000; Bear Stearns Companies, Inc. monthly variable rate obligation in the principal amount of $18,000,000; Lehman Brothers Holdings, Inc. daily variable rate obligation in the principal amount of $50,000,000; Lehman Brothers Holding, Inc. quarterly variable rate obligation in the principal amount of $25,000,000; Lehman Brothers Holdings, Inc. quarterly variable rate obligation in the principal amount of $36,000,000; Merrill Lynch & Co. daily variable rate obligation in the principal amount of $25,000,000; Merrill Lynch & Co. daily variable rate obligation in the principal amount of $25,000,000; Merrill Lynch & Co. weekly variable rate obligation in the principal amount of $19,000,000; Dean Witter corporate obligation in the principal amount of $15,000,000; Goldman Sachs Group L.P. master note in the principal amount of $400,000,000; Morgan Stanley Group, Inc. master note in the principal amount of $300,000,000; Morgan Stanley Dean Witter & Co. Repurchase Agreement in the principal amount of $180,000,000; Goldman Sachs & Co. Repurchase Agreement in the principal amount of $118,567,000; and Goldman Sachs & Co. Repurchase Agreement in the principal amount of $325,000,000; (d) the Flexible Income (formerly, Corporate Bond) Fund held the following securities:
Bear Stearns corporate obligation in the principal amount of $400,000; and Merrill Lynch & Co. corporate obligation in the principal amount of $1,500,000;
(e) the Intermediate Bond Master Portfolio held the following securities: Bear Stearns & Company corporate obligation in the principal amount of $1,500,000; and Lehman Brothers Holdings medium term note in the principal amount of $2,000,000; (f) the Asset Allocation Fund held the following securities: Morgan Stanley Group, Inc. common stock in the amount of $1,400,719; Bear Stearns & Co. medium term note in the principal amount of $1,100,000; and PaineWebber Group, Inc. medium term note in the principal amount of $1,250,000; (g) the Blue Chip Master Portfolio held the following security: Morgan Stanley Dean Witter Discover & Co. common stock in the amount of $12,299,844; and (h) the International Equity Fund held the following security: Repurchase Agreement with Paine Webber, Inc. in the principal amount of $5,784,000.

Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

NET ASSET VALUE

IN GENERAL. Each class' net asset value per share is calculated by dividing the total value of the assets attributable to the class, less the value of any liabilities applicable to the class, by the total number of outstanding shares of that class. Each class' net asset value is calculated separately from each of the other of the Company's class' net asset value. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares representing interests in the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, any proceeds from the sale, exchange or liquidation of such investments, any Funds or payments derived from any re-investment of such proceeds, and a portion of any general assets of the Company not belonging to a particular Fund. Each Fund is charged with the direct expenses of that Fund and with a share of the general expenses of the Company. The determinations by the Board of Directors as to direct and allocable expenses and the allocable portion of general assets with respect to the various portfolios are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund except for payments to Shareholder Organizations that are borne solely by Horizon Service Shares and certain payments to Distribution or Service Organizations, including Bank of America NT&SA and BA Investment Services, Inc. ("BAIS"), that are borne solely by Pacific Horizon Shares, X Shares, Y

Shares and S Shares and Rule 12b-1 fees that are borne solely by X Shares, Y Shares and S Shares of the Funds.

A "business day" for purposes of processing share purchases and redemptions received by the transfer agent is a day on which both the Funds' custodian and the New York Stock Exchange are open for trading, except a "business day" does not include Columbus Day or Veteran's Day. In 1998 the holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

AMORTIZED COST METHOD. The Funds use the amortized cost method of valuation in computing the net asset value of their shares for purposes of sales and redemptions. Under this method a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount such Fund would receive if it sold its portfolio securities. The market value of the securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its amortized cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its amortized cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

In connection with their use of amortized cost valuation, the Funds limit the dollar-weighted average maturity of their portfolios to not more than 90 days and do not purchase any instrument with a remaining maturity of greater than 397 calendar days, except for certain qualifying variable or floating rate instruments whose maturities may be longer. The Company's Board of Directors has also established, pursuant to rules promulgated by the SEC, procedures that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening a Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding shares without monetary consideration or determining net asset value per share by using available market quotations. If a Fund reduces the number of its outstanding shares without monetary consideration it will mail written notice to shareholders at least three business days before the redemption and in the notice will state the reason for the redemption and the fact that the redemption may result in a capital loss to shareholders.

The Funds' administrator may use a pricing service to value certain portfolio securities where the prices provided are believed by the administrator pursuant to guidelines adopted by the Board of Directors to reflect the fair value of such securities. In valuing a Fund's securities, the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Company's Board of Directors. Additionally, in determining market-based net asset value per share all portfolio securities for which market quotations (or appropriate substitutes that reflect current market conditions) are not readily available shall be valued at their fair value as determined by the valuation committee in accordance with procedures established by the Board of Directors.

SUPPLEMENTARY PURCHASE AND REDEMPTION INFORMATION

PACIFIC HORIZON SHARES

Initial purchases of Pacific Horizon Shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Pacific Horizon Shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

Shares may be purchased in connection with IRAs only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds. The Transfer Agent may charge a fee to act as custodian for IRAs, payment of which could require the liquidation of shares. Pacific Horizon Shares or Y Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds or the Company, respectively, liquidated by the Transfer Agent as fees for custodial services to IRA accounts will not be subject to the contingent deferred sales load. All fees charged are described in the appropriate form.

Pacific Horizon Shares for which orders for wire redemption are received on a business day before 2:30 p.m. (Eastern Time) with respect to the Prime Fund, Treasury Fund or Government Fund, 11:30 a.m. (Eastern Time) with respect to the Treasury Only Fund, 10:30 a.m. (Eastern Time) with respect to the California Tax-Exempt Money Market Fund or 12:00 noon (Eastern time) with respect to the Tax-Exempt Money Fund, will be redeemed as of such time and the proceeds of redemption (less any applicable contingent deferred sales load charged on Pacific Horizon Shares or Y Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds or the Company, respectively,) will normally be wired in Federal Funds on the same business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the

Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Pacific Horizon Shares for which orders for wire redemption are received on a business day after the respective times stated above or on a non-business day will be redeemed as of the next determination of net asset value for the Fund involved and the proceeds of redemption (less any applicable contingent deferred sales load charged on Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds) will normally be wired in federal funds on the next business day after receipt of the redemption request. Redemption proceeds (less any applicable contingent deferred sales load charged on Pacific Horizon Shares or Y Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds or the Company, respectively) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to Pacific Horizon Funds, Inc., c/o PFPC Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectus. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

Investors redeeming by check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver checks directly to the Transfer Agent, PFPC Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. The check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Funds' Prospectus.

Because dividends accrue daily and because a contingent deferred sales load may be applicable, checks should not be used to close an account. Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal specifically is requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

Pacific Horizon Shares or Y Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds or the Company, respectively, are subject to a contingent deferred sales load upon redemption. For purposes of computing the contingent deferred sales load, the length of time of ownership will be measured from the date of the original purchase of Class B shares and will not include any period of ownership of the Pacific Horizon Shares or Y Shares of the Prime Fund.

Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds or for like shares of any investment portfolio of Time Horizon Funds. Holders of Class B Shares of a Pacific Horizon non-money market Fund may exchange such Class B Shares for Y Shares of the Prime Fund without payment of any contingent deferred sales charge at the time the exchange is made. In addition, holders of Class B shares of an investment portfolio of Time Horizon Funds may exchange such Class B shares for Pacific Horizon Shares of the Pacific Horizon Prime Fund without the payment of any contingent deferred sales load at the time the exchange is made. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

Exchange transactions described in Paragraphs A, B, C, D and E below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

      A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds.

      B. Pacific Horizon Shares or Y Shares of the Prime Fund ("Prime Shares") acquired pursuant to an exchange transaction with Class
            B shares of an investment portfolio of Time Horizon Funds or the Company, respectively, will continue to be subject to a contingent deferred sales load. However, Prime Shares that had been acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds or the Company may be exchanged for other Class B shares without the payment of a contingent deferred sales load at the time of exchange. In determining the holding period for calculating the contingent deferred sales load payable on redemption of Class B shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange unless the Class B shares have been exchanged for Prime Shares.

      C. Shares of any investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

      D. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

      E. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Company's Corporate Bond Fund.

Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family (or for shares of any investment portfolio of Time Horizon Funds) which are sold with a sales load.

Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

PACIFIC HORIZON SHARES, X SHARES, Y SHARES AND S SHARES

Persons wishing to purchase Pacific Horizon Shares through their accounts at Bank of America NT&SA or a Service Organization should contact such entity directly for appropriate instructions. Persons purchasing X Shares through Bank of America NT&SA's 401(k) Program should contact their representative. Persons wishing to establish a Sweep Account at BAIS, with respect to X Shares, a Sweep Account at Bank of America NT&SA or its banking or brokerage affiliates, with respect to S Shares or Y Shares or at certain other Service Organizations, with respect to X Shares, Y Shares and S Shares, should contact BAIS, Bank of America NT&SA, its banking or brokerage affiliates or a Service Organization directly for appropriate instructions. Depending on the terms of the Sweep Account, Bank of America NT&SA, its banking or brokerage affiliates, or BAIS may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America NT&SA, its banking or brokerage affiliates, BAIS or the particular Service Organization is responsible for providing information concerning these services and any charges to any customers who must authorize the purchase of shares prior to such purchase.

ALL FUNDS

The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The contingent deferred sales load with respect to Pacific Horizon and Y Shares of the Prime Fund acquired through an exchange of B Shares of an investment portfolio of the Time Horizon or Pacific Horizon Funds, respectively, is not charged on involuntary redemptions. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in readily marketable securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.

TAXES

The following is only a summary of certain considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

FEDERAL - ALL FUNDS

Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities in the case of the Tax-Exempt Money Fund and California Tax-Exempt Money Market
Fund) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income, if any, and 90% of its tax-exempt income, if any, net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on its undistributed investment company taxable income, if any.

At February 28, 1998, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund, had unused capital loss carryovers of approximately $3,400,158 (of which $674,982 will expire in 2002 and $2,725,176 will expire in 2003), $56,882 (of which 47,456 will expire in 2002 and $9,426 will expire in 2006), $915,766 (which will expire in 2003), $23,888 (which will expire in 2003), $186,496 (of which $14,011 will expire in 2000), $71,218 will expire in 2002, $19,132 will expire in 2003, $36,425 will expire in 2004, $30,577 will expire in 2005 and $15,133 will expire in 2006), $56,138 (of which $4,266 will expire in 2004 and $51,872 will expire in 2006), respectively, available for federal income tax purposes to be applied against future capital gains, if any.

FEDERAL - TAX-EXEMPT MONEY FUND AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

The policy of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund is to pay each year as exempt-interest dividends substantially all the respective Fund's municipal securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gains dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and

171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year. In order for the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of each Fund's taxable year at least 50% of the aggregate value of each Fund's assets must consist of exempt-interest obligations.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

As a regulated investment company, the California Tax-Exempt Money Market Fund will be relieved of liability for California state franchise and corporate income tax to the extent its taxable income is distributed to its shareholders. The California Tax-Exempt Money Market Fund will be taxed on its undistributed taxable income. If for any year the California Tax-Exempt Money Market Fund does not qualify as a regulated investment company, all of its taxable income (including interest income on California Municipal Securities for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company, or series of that company, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The California Tax-Exempt Money Market Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the California Tax-Exempt Money Market Fund does not so qualify, no part of its respective dividends to shareholders will be exempt from the California state personal income tax.

Within sixty days after the close of its taxable year, the California Tax-Exempt Money Market Fund will notify its respective shareholders of the portion of the dividends paid by the Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the California Tax-Exempt Money Market Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the California Tax-Exempt Money Market Fund for such year on California Exempt Securities over any amounts that, if the California Tax-Exempt Money Market Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Tax-Exempt Money Market Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See Taxes - Federal - Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund above. Interest on indebtedness incurred by a shareholder to purchase or carry California Tax-Exempt Money Market Fund shares is not deductible for California state personal income tax purposes if the California Tax-Exempt Money Market Fund distributes California exempt-interest dividends during the shareholder's taxable year.

The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Tax-Exempt Money Market Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Tax-Exempt Money Market Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Tax-Exempt Money Market Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary or capital gains dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the California Tax-Exempt Money Market Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of California Tax-Exempt Money Market Fund dividends and as to their own California state tax situation, in general.

ADDITIONAL INFORMATION REGARDING TAXES

Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted above with respect to California state personal income tax, in some situations income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

YIELD INFORMATION

The "yields" and "effective yields" of each Fund are calculated according to formulas prescribed by the U.S. Securities and Exchange Commission. The standardized seven-day yield for each Fund's series of shares is computed separately for each series by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for each Fund are computed by compounding a particular Fund's unannualized base period returns (calculated as above) by adding 1 to the base period returns, raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results. In addition, the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may quote a standardized "tax-equivalent yield" for each of its series of shares which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) for such series that is exempt from federal, or in the case of the California Tax-Exempt Money Market Fund both federal and California state, income tax by one minus a stated federal, or in the case of the California Tax-Exempt Money Market Fund a combined federal and California state, income tax rate; (b) with respect to the California Tax-Exempt Money Market Fund dividing the portion of that Fund's yield (as calculated above) that is exempt from federal income tax only by one minus a federal income tax rate, and (c) adding the figure resulting from (a) above (with respect to the Tax-Exempt Money Fund) or from (a) and (b) above (with respect to the California Tax-Exempt Money Market Fund) to that portion, if any, of the Fund's yield for such series of shares that is not exempt from federal income tax. The fees which may be imposed by institutional investors directly on their customers for cash management services are not reflected in the Funds' calculations of yields. The current yields for the Funds may be obtained by calling (800) 227-1545.

Based on the foregoing calculations, for the seven-day period ended February 28, 1998, the yield (and effective yield) for Horizon Shares, Horizon Service Shares, Pacific Horizon Shares and X Shares (Prime and Treasury Funds only) S Shares (Prime, Tax-Exempt Money and California Tax-Exempt Money Market Funds) and Y Shares (Prime and Treasury Fund only) of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, and Tax-Exempt Money Fund after fee waivers and/or expense reimbursements were as follows: Prime Fund - Horizon Shares - 5.51% (5.66%); Prime Fund - Horizon Service Shares - 5.26% (5.40%); Prime Fund - Pacific Horizon Shares - 5.19% (5.33%); Prime Fund - X Shares 4.96% (5.09%); Prime Fund - Y Shares - 4.51% (4.61%); Prime Fund - S Shares - 4.96% (5.09%); Treasury Fund - Horizon Shares - 5.40% (5.55%); Treasury Fund - Horizon Service Shares - 5.15% (5.28%); Treasury Fund - Pacific Horizon Shares - 5.08% (5.21%); Treasury Fund - X Shares 4.85%(4.97%); Treasury Fund - Y Shares - 4.40%

(4.50%); Government Fund - Horizon Shares - 5.45% (5.59%); Government Fund - Horizon Service Shares - 5.20% (5.33%); Government Fund - Pacific Horizon Shares
- 5.13% (5.26%); Treasury Only Fund - Horizon Service Shares - 4.91% (5.03%); Treasury Only Fund - Pacific Horizon Shares - 4.84% (4.96%); Treasury Only Fund
- Horizon Shares - 5.16% (5.30%); Tax-Exempt Money Fund - Horizon Shares - 3.25% (3.30%); Tax-Exempt Money Fund - Horizon Service Shares - 3.00% (3.04%); Tax-Exempt Money Fund - Pacific Horizon Shares - 2.93% (2.97%); and Tax-Exempt Money Fund - S Shares - 2.70% (2.73%). For the same period, the tax-equivalent yield for the Tax-Exempt Money Fund was 5.38%, 4.97%, 4.85% and 4.47% for Horizon Shares, Horizon Service Shares, Pacific Horizon Shares and S Shares, respectively. The federal income tax rate used in calculating the tax-equivalent yield was 39.6%. For the seven-day period ended February 28, 1998, the yield (and effective yield) for Horizon Service Shares, Pacific Horizon Shares, X Shares and S Shares of the California Tax-Exempt Money Market Fund were as follows: Horizon Service Shares -- 2.78% (2.82%); Pacific Horizon Shares - 2.71% (2.75%); X Shares - 2.48% (2.51%); and S Shares - 2.48% (2.51%). For the same period, the tax-equivalent yield for the California Tax-Exempt Money Market Fund was 4.26%, 4.15%, 3.80% and 3.80% for Horizon Service Shares, Pacific Horizon Shares, X Shares and S Shares, respectively. The combined federal and California income tax rate used in calculating the foregoing tax-equivalent yields was 34.7%. As of February 28, 1998, Horizon Shares of the California Tax-Exempt Money Market Fund and S Shares of the Treasury Fund were not offered and accordingly, no yield information is available.

From time to time, the yields of the Funds may be quoted in and compared to other mutual Funds with similar investment objectives in advertisements, shareholder reports or other communi-cations to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income of a Fund would increase the value of the Fund investment more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and may include testimonials as to the investment adviser's capabilities by clients. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800) 346-2087.

In addition to the publications listed in the Funds' Prospectus, yield data as reported in the following publications may be used in comparing the yields of the Funds to those of other mutual Funds with similar investment objectives:
Business Week, Investor's Business Daily, Kiplinger, U.S. News, Financial World, USA Today, Morningstar, Mutual Fund Monitor, and American Banker.

DESCRIPTION OF SHARES

The Company was organized on October 27, 1982 as a Maryland corporation and is registered under the Investment Company Act of 1940 as an open-end management company. At present the Company offers the following share classes of the Funds:

SHARE CLASSES                   PURPOSE OF           FUNDS OFFERING
   OFFERED                      EACH CLASS             EACH CLASS
-------------             ----------------------  --------------------
-  S Class                -   S Shares of the     -   Prime
                              Prime, Tax-Exempt   -   Tax-Exempt Money
                              Money and           -   California
                              California              Tax-Exempt Money
                              Tax-Exempt Money        Market
                              Market Funds are
                              available to
                              customers who
                              purchase such shares
                              through cash
                              management services
                              and are offered to
                              customers of
                              selected Service
                              Organizations and
                              departments of
                              Bank of America
                              and its affiliates
                              who have executed
                              the appropriate
                              account
                              documentation.

-  X Class                -   X Shares of the     -   Prime
                              Prime, Treasury,    -   Treasury
                              and California      -   California
                              Tax-Exempt Money        Tax-Exempt Money
                              Market Funds are        Market
                              available to
                              customers who
                              purchase such shares
                              through cash
                              management services
                              and are offered to
                              customers of
                              selected Service
                              Organizations and
                              departments of
                              Bank of America
                              and its affiliates
                              who have executed
                              the

                              appropriate
                              account
                              documentation.

-  Y Class                -   Y  Shares of the    -   Prime
                              Prime and Treasury  -   Treasury
                              Funds are available
                              only to customers
                              who purchase such
                              shares through cash
                              management services
                              and are offered
                              to customers of
                              selected Service
                              Organizations and
                              departments of
                              Bank of America
                              and its affiliates
                              who have executed
                              the appropriate
                              account
                              documentation.

-   Horizon Service Class -   Offered to          -   Prime
                              institutional       -   Government
                              investors or to     -   Treasury
                              customers of        -   Treasury Only
                              selected Service    -   Tax-Exempt Money
                              Organizations       -   California
                                                      Tax-Exempt Money Market

-  Horizon Class          -   Offered to          -   Prime
                              institutional       -   Government
                              investors or to     -   Treasury
                              customers of        -   Treasury Only
                              selected Service    -   Tax-Exempt Money
                              Organizations       -   California
                                                      Tax-Exempt Money Market

-  Pacific Horizon Class  -   May be purchased    -   Prime
                              by customers of     -   Government
                              Bank of America     -   Treasury
                              through qualified   -   Treasury Only
                              trust and agency    -   Tax-Exempt Money
                              accounts, by        -   California
                              customers of            Tax-Exempt Money
                              Service                 Market
                              Organizations and
                              directly by
                              individual
                              investors.

The Company's charter authorizes the Board of Directors to issue up to four hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors has authorized the issuance of seventy-one classes of stock - Classes A through W, Common Stock representing interests in twenty separate investment portfolios. Each share of capital stock has a par value of $.001. The Board of Directors may similarly classify or reclassify any class of shares into one or more series. Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in its Prospectuses, the Company's shares will be fully paid and non-assessable.

Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Funds: twenty billion X Shares, twenty billion S Shares, twenty billion Y Shares, twenty billion Pacific Horizon Shares, twenty billion Horizon Shares and twenty billion Horizon Service Shares representing interests in the Prime Fund; ten billion X Shares, ten billion S Shares, ten billion Y Shares, ten billion Pacific Horizon Shares, ten billion Horizon Shares and ten billion Horizon Service Shares representing interests in the Treasury Fund; ten billion Pacific Horizon Shares, ten billion Horizon Shares and ten billion Horizon Service Shares representing interests in the Government Fund; ten billion Pacific Horizon Shares, ten billion Horizon Shares and ten billion Horizon Service Shares representing interests in the Treasury Only Fund; ten billion Pacific Horizon Shares, ten billion Horizon Shares, ten billion Horizon Service Shares and ten billion S Shares representing interests in the Tax-Exempt Money Fund; and ten billion Pacific Horizon Shares, ten billion Horizon Shares, ten billion Horizon Service Shares, ten billion S Shares and ten billion X Shares representing interests in the California Tax-Exempt Money Market Fund. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company, which are described in separate prospectuses available from the Distributor.

Each X Share, S Share, Y Share, Pacific Horizon Share, Horizon Share and Horizon Service Share in a Fund has a par value of $.001, and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to such Fund and in the net distributable assets of such Fund on liquidation. Holders of X Shares of the Prime, Treasury and California Tax-Exempt Money Market Funds, Y Shares of the Prime and Treasury Funds and S Shares of the Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds bear the fees that are paid to the distributor and service organizations by such Funds under the Company's Distribution and Services Plan. The fees paid under the Distribution and Services Plan are for distribution and shareholder services paid to the Distributor and Service Organizations in connection with S, Y and X Shares of the Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market (as applicable) Funds, and are not paid by such Funds' Horizon, Horizon Service or Pacific Horizon Shares. Holders of a Fund's Pacific Horizon Shares bear the fees that are paid to Shareholder Organizations by the Fund under the Company's Special Management Services Plan for Pacific Horizon Shares. Similarly holders of Horizon Service Shares bear the fees described in the Prospectus for such shares that are paid to shareholder organizations by a Fund under the Company's Shareholder Services Plan. The fees paid under the Special Management Services Plan are for services provided by Shareholder Organizations to holders of the Funds' Pacific Horizon Shares and are not borne by the Funds' Horizon Shares or Horizon Service Shares or by X, S and Y Shares of the Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market (as applicable) Funds. The fees paid under the Shareholder Services Plan are for services provided by shareholder organizations to their customers in connection with Horizon Service Shares, and shareholder organizations do not receive similar fees with respect to the Funds'

Horizon Shares or Pacific Horizon Shares or the X Shares, Y Shares or S Shares of the Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market (as applicable) Funds. As a result of the different fees borne by the various series of shares in a Fund, at any given time, absent waivers of any class-specific fees or expenses, the net yield will be affected by the expenses borne by a particular share class. For example, the Prime, Treasury and California Tax-Exempt Money Market Funds' X Shares generally will be approximately 0.23% lower than the yield on the same Fund's Pacific Horizon Shares, (.20% with respect to the California Tax-Exempt Money Market Fund), 0.30% lower than the yield on the same Fund's Horizon Service Shares, 0.55% lower than the yield on the same Fund's Horizon Shares and 0.45% higher than the yield on the same Fund's S and Y Shares. Standardized yield quotations will be computed separately for each series of Shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by law or when class voting is permitted by the Board of Directors. It is contemplated that all shareholders of a Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its Fundamental investment limitations. Only holders of Pacific Horizon Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Funds' Special Management Services Plan. Only holders of Horizon Service Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Funds' Shareholder Service Plan. Only holders of particular S, Y and X Shares, if affected by changes to such plan, will be entitled to vote on matters submitted to a vote of shareholders pertaining to a Fund's Distribution and Services Plan relating to the particular series. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a Fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting in the aggregate without regard to particular Funds. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment, shares will be fully paid and non-assessable. Certificates for shares will not be issued. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Shareholder Information" in the Prospectus and "Supplementary

Purchase and Redemption Information" in the SAI.

Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 30% of the outstanding common stock of the Company voting without regard to class.

The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

REPORTS

Each Fund will send its shareholders unaudited semi-annual reports including a description of the Fund's investments, and annual financial statements together with a report of independent accountants.

MISCELLANEOUS

As used in the Prospectus and this SAI, a "vote of a majority" of the outstanding shares of a Fund or a particular series means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a Fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or of the series, or (b) 67% of the shares of the Fund or of the series present at a meeting at which more than 50% of the outstanding shares of the Fund or series are represented in person or by proxy.

PRINCIPAL HOLDERS OF SECURITIES

As of June 5, 1998, the officers and directors of the Company collectively owned less than 1% of the outstanding shares of any class of the Funds.

As of June 5, 1998, the following entities were known by the Funds to own 5% or more of the outstanding shares of any class of the Funds:

                                                                                                  PERCENT OF
                                                                   NUMBER OF                     OUTSTANDING
                                                                  SHARES HELD                  SHARES OF CLASS
                                                             --------------------              ---------------
PRIME FUND -- PACIFIC HORIZON SHARES
BA Investment Services, Inc.                                   2,112,267,667.780                     80.6%

FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                   259,888,898.200                      9.9%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

PRIME FUND -- HORIZON SHARES
Bank of America NT&SA                                            815,409,324.970                     31.3%
Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

William Barron Hilton                                            311,526,000.000                     11.9%
Charitable Remainder Trust
9336 Civic Center Drive
Beverly Hills, CA 90210

PRIME FUND -- HORIZON SERVICE SHARES
Bank of America NT&SA                                            934,160,388.770                     25.0%
Financial Management and Trust Services
P.O. Box 513577 -- Terminal Annex
Los Angeles, CA 90051

BA Investment Services, Inc.                                     310,996,075.190                      8.3%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

Security Pacific Cash Management                                 708,728,100.000                     19.0%
c/o Bank of America
1850 Gateway Blvd.
Concord, CA 94520

PRIME FUND -- X SHARES
BA Investment Services, Inc.                                     528,249,277.05                      50.9%
FBO Customers
Unit 17852

P.O. Box 7042
San Francisco, CA 94120

PRIME FUND -- Y SHARES
BA Arizona                                                         8,049,762.200                      5.5%
2044 Franklin Street
Oakland, CA 94612

Bank of America-California                                         7,500,000.000                      5.1%
2044 Franklin Street
Oakland, CA 94612

Karsten Manufacturing Corporation                                  8,149,580.350                      5.6%
2201 West Desert Cove
Phoenix, AZ 85029

PRIME FUND -- S SHARES
BA Investment Services, Inc.                                     803,285,361.970                     99.2%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TREASURY FUND -- PACIFIC HORIZON SHARES
HARE & Co., Bank of New York                                      64,553,129.890                     20.9%
and Short Term Investment Funds
One Wall Street
New York, NY 10286

BA Investment Services, Inc.                                     192,584,335.900                     62.4%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TREASURY FUND -- HORIZON SHARES
Bank of America NT&SA                                            227,462,997.510                     32.4%
Private Banking
Attn: Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

HARE & Co                                                        164,326,526.330                     23.4%
c/o Bank of New York

One Wall Street, 5th Floor
New York, NY 10286

KPMG Peat Marwick LLP                                             51,000,000.000                      7.3%
3 Chestnut Ridge Road
Montvale, NJ 07645

Los Angeles Department of Airports                                42,557,369.150                      6.1%
515 South Flower Street
Los Angeles, CA 90071

Century Theatres Inc.                                             47,096,226.750                      6.7%
150 Pelican Way
San Rafael, CA 94901

TREASURY FUND -- HORIZON SERVICE SHARES
Security Pacific Cash Management                                 199,484,100.000                     11.3%
c/o Bank of America
1850 Gateway Blvd.
Concord, CA 94520

Bank of America FM&TS                                            368,064,376.550                     20.8%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

TREASURY FUND -- X SHARES
BA Investment Services, Inc.                                      12,694,320.760                      5.3%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

Bank of America California                                        32,000,000.000                     13.5%
2044 Franklin Street
Oakland, CA 94612

TREASURY FUND -- Y SHARES
Bank of America California                                         5,000,000.000                      6.6%
2044 Franklin Street
Oakland, CA 94612

BA Arizona                                                         7,700,404.480                     10.2%
2044 Franklin Street

Oakland, CA 94612

BA Nevada                                                          6,071,336.580                      8.0%
2044 Franklin Street
Oakland, CA 94612

CCC TA Welfare Benefit Trust                                       5,736,144.850                      7.6%
2950 E. Rochelle Ave
Las Vegas, NV 89121

Collectron AZ                                                      4,051,866.650                      5.4%
P.O. Box 1931
Nogales, AZ 85628

Sunclipse Inc.                                                     4,191,584.710                      5.6%
6600 Valley View Street
Buena Park, CA 90620

TREASURY ONLY FUND -- PACIFIC HORIZON SHARES
HARE & Co., Bank of New York and Short                            22,854,225.010                     12.1%
Term Investment Funds
One Wall Street
New York, NY 10286

BA Investment Services, Inc.                                     101,186,129.680                     53.4%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                    59,850,049.120                     31.6%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TREASURY ONLY FUND -- HORIZON SHARES
Bank of America Illinois                                           4,334,149.550                     13.6%
231 S. LaSalle Street
Chicago, IL 60697

Bank of America NT&SA                                             22,854,051.990                     71.5%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex

Los Angeles, CA 90051

City and County of San Francisco                                   4,100,243.250                     12.8%
Mayors Office of Community
25 Van Ness Avenue, Suite 700
San Francisco, CA 94102

TREASURY ONLY FUND -- HORIZON SERVICE SHARES
Bank of America NT&SA                                             52,896,546.290                     24.3%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BA Investment Services, Inc.                                      17,371,255.110                      8.0%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

The Emerson U. and Erika J. Glazer Trust                          12,364,024.280                      5.7%
3 Del Amo Fashion Center
Torrance, CA 90503

GOVERNMENT -- PACIFIC HORIZON SHARES
Wall Data Inc.                                                    14,657,467.680                      9.2%
11332 NE 122nd Way
Kirkland, WA 98034

HARE & Co., Bank of New York and Short                             8,707,595.120                      5.5%
Term Investment Funds
One Wall Street
New York, NY 10286

BA Investment Services, Inc.                                      93,865,900.070                     59.1%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                    24,813,941.710                     15.6%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

GOVERNMENT FUND -- HORIZON SHARES

Skinner Corporation                                               11,294,088.600                      5.1%
1326 Fifth Avenue, Suite 711
Seattle, WA 98101

New York New York Hotel LLC                                       12,847,712.880                      5.8%
3790 Las Vegas Boulevard South
Las Vegas, NV 89109

Sletton Construction of Nevada Inc.                               12,607,585.140                      5.7%
P.O. Box 93776
Las Vegas, NV 89193

GOVERNMENT FUND -- HORIZON SERVICE SHARES
Bank of America NT&SA                                             35,965,540.250                     80.6%
Trust, Financial Management & Trust Services
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

Security Pacific Cash Management                                   6,619,300.000                     14.8%
c/o Bank of America
1850 Gateway Blvd
Concord, CA 94520

TAX EXEMPT MONEY FUND -- PACIFIC HORIZON SHARES
BA Investment Services, Inc.                                     124,277,308.400                     94.6%
FBO Customers Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TAX EXEMPT MONEY FUND -- HORIZON SHARES
Bank of America NT&SA                                            308,877,964.040                     94.5%
The Private Bank
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

TAX EXEMPT MONEY FUND -- HORIZON SERVICE SHARES
BA Investment Services, Inc.                                      29,904,479.330                     11.5%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

Bank of America                                                  117,932,621.380                     65.1%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

TAX EXEMPT MONEY FUND -- S SHARES
BA Investment Services, Inc.                                      35,815,756.430                    100.0%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
 -- PACIFIC HORIZON SHARES
BA Investment Services, Inc.                                     300,327,896.900                     54.2%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                                   232,178,555.240                     41.9%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
 -- HORIZON SERVICE SHARES
Bank of America NT&SA                                            326,393,595.930                     55.0%
Attn: Common Trust Funds Unit
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BA Investment Services, Inc.                                     175,398,911.420                     29.6%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
 -- X SHARES
BA Investment Services, Inc.                                      25,836,568.320                    100.0%
FBO Customers
Unit 17852
P.O. Box 7042

San Francisco, CA 94120

CALIFORNIA TAX EXEMPT MONEY MARKET FUND
 -- S SHARES
BA Investment Services, Inc.                                     227,376,082.980                    100.0%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

INTERMEDIATE BOND FUND -- A SHARES
PACO -- Attn: Mutual Funds                                           544,191.036                     12.1%
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                                              2,347,781.402                     52.2%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

PACO                                                                 475,408.464                     10.6%
P.O. Box 513577
Los Angeles, CA 90051

INTERMEDIATE BOND FUND -- K SHARES
Corelink Financial, Inc.                                              46,135.414                    100.0%
P.O. Box 4054
Concord, CA 94524

INTERMEDIATE BOND FUND -- SRF SHARES
Seafirst Bank                                                      3,080,718.572                    100.0%
FBO Retirement Services
P.O. Box 84248
Seattle, WA 98124

CORPORATE BOND FUND -- A SHARES
PACO                                                                 206,707.063                      8.1%
Attn: Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                                                477,339.651                     18.8%
The Private Bank
Attn: Common Trust Funds Unit 38329

P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

FLEXIBLE INCOME (FORMERLY CORPORATE BOND) FUND -- K SHARES
Corelink Financial, Inc.                                              23,543.085                    100.0%
P.O. Box 4054
Concord, CA 94524

U.S. GOVERNMENT SECURITIES FUND -- K SHARES
Corelink Financial, Inc.                                             116,153.211                    100.0%
P.O. Box 4054
Concord, CA 94524

SHORT-TERM GOVERNMENT FUND -- A SHARES
Bank of America NT&SA                                              3,156,142.163                     83.8%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

CALIFORNIA MUNICIPAL (FORMERLY, CALIFORNIA
  TAX-EXEMPT) BOND FUND -- A SHARES
Bank of America NT&SA                                              3,044,994.685                      9.6%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

CAPITAL INCOME FUND -- K SHARES
Corelink Financial, Inc.                                             150,245.252                     88.5%
P.O. Box 4054
Concord, CA 94524

ASSET ALLOCATION FUND -- A SHARES
Corelink Financial, Inc.                                             260,091.341                      8.1%
P.O. Box 4054
Concord, CA 94524

Bank of America NT&SA                                                272,916.571                      8.5%
FBO PACO
Attn: Mutual Funds Unit
P.O. Box 3577
Terminal Annex

Los Angeles, CA 90051

Vanguard Fiduciary Trust Company                                     184,535.325                      5.8%
Kirkland and Ellis Defined
 Contribution Retirement Plan
P.O. Box 2600
Valley Forge, PA 19482

ASSET ALLOCATION FUND -- K SHARES
Corelink Financial, Inc.                                              63,480.863                    100.0%
P.O. Box 4054
Concord, CA 94524

ASSET ALLOCATION -- SRF SHARES
Seafirst Bank                                                     11,668,940.795                    100.0%
FBO Retirement Services
P.O. Box 84248
Seattle, WA 98124

AGGRESSIVE GROWTH FUND - A SHARES
PACO - Attn: Mutual Funds                                            491,251.531                      5.3%
P.O. Box 513577
Los Angeles, CA 90051

AGGRESSIVE GROWTH FUND -- K SHARES
Corelink Financial Inc.                                              161,757.766                    100.0%
P.O. Box 4054
Concord, CA 94524

BLUE CHIP FUND -- A SHARES
Bank of America NT&SA                                                901,809.695                      7.6%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BLUE CHIP FUND -- K SHARES
Corelink Financial Inc.                                              250,051.579                     99.5%
P.O. Box 4054
Concord, CA 94524

BLUE CHIP FUND -- SRF SHARES
Seafirst Bank                                                     13,956,166.970                    100.0%
FBO Retirement Services
P.O. Box 84248

Seattle, WA 98124

INTERNATIONAL EQUITY FUND -- A SHARES
PACO                                                                 789,867.260                     18.9%
Attn: Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                                                893,038.660                     21.3%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

PACO                                                               1,500,976.246                     35.9%
Attn: Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

INTERNATIONAL EQUITY FUND -- K SHARES
Corelink Financial, Inc.                                              62,528.613                    100.0%
P.O. Box 4054
Concord, CA 94524

At June 5, 1998, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

As of July 1, 1998, Bank of America and its affiliates held of record approximately 97.26%, 88.51%, 50.53%, 97.52%, 83.82%, 95.79%, 95.63%, 98.31%,
66.43%, 58.83%, 74.91%, 99.74%, 48.26%, 57.77%, 30.81%, 87.50% and 74.72% of
the outstanding shares of the International Equity, U.S. Government Securities, Flexible Income (formerly Corporate Bond), Intermediate Bond, Capital Income, Blue Chip, Asset Allocation, National Municipal Bond, California Municipal Bond (formerly California Tax-Exempt Bond), Treasury, Prime, Short-Term Government, Aggressive Growth, California Tax-Exempt Money Market, Tax-Exempt Money, Government, and Treasury Only Funds, respectively, as agent or custodian for their customers.

The Prospectuses and this SAI omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Reports for each Fund for their fiscal year ended February 28, 1998 accompany this SAI. The financial statements and notes thereto in each Annual Report are incorporated into this

SAI. The financial statements and notes in each Annual Report have been audited by Price Waterhouse LLP, whose report thereon also appears in each Annual Report and is also incorporated herein by reference. No other parts of the Annual Reports are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

            A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

            "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

            "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

            "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

            "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

            "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

            "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

            "Not Prime" - Issuers do not fall within any of the Prime rating categories.

            The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:

            "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of Funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

            "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

            "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


            "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

            "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

            Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

            "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

            "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

            "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

            The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


            "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

            "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

            "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

            "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

            "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

            "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

            PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
            "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

            Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

            The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

            "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

            "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

            "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

            "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

            To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

            The following summarizes the ratings used by Fitch for corporate and municipal bonds:

            "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

            "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

            "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

            "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

            "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

            To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

MUNICIPAL NOTE RATINGS

            A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

            "SG" - This designation denotes speculative quality and lack of margins of protection.

            Fitch IBCA and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND SHORT-TERM NOTES. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specific return. Bankers' acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks having total assets at the time of purchase (including assets of both domestic and foreign branches) in excess of $2.5 billion. Commercial paper consists of unsecured promissory notes issued by corporations. Short-term notes acquired by a Fund may be issued by commercial or investment banking firms, financing companies or industrial or manufacturing concerns. Commercial paper and short-term notes, except for variable and floating rate instruments, will normally have maturities of nine months or less and fixed rates of return, although such instruments may have maturities of up to thirteen months. Commercial paper and short-term notes will consist of issues which, with respect to the Prime, Treasury and Tax-Exempt Money Funds are "First Tier Securities" as defined by the SEC and, with respect to the California Tax-Exempt Money Market Fund are "Eligible Securities" as defined by the SEC. During temporary defensive periods or if in the investment adviser's opinion suitable First Tier Securities are not available for investment, the Tax-Exempt Money Fund may also acquire "Eligible Securities" as defined by the SEC. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. Eligible Securities consist of instruments that are either rated at the time of purchase in the top two rating categories by one or more unaffiliated NRSROs or issued by issuers with such ratings. See the Appendix to this statement of additional information for a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by a Fund will be of comparable quality as determined by Bank of America pursuant to guidelines approved by the Board of Directors and Bank of America.

The Prime Fund may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Prime Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Prime Fund through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

The Prime Fund may purchase bank obligations such as certificates of deposit and bankers' acceptances issued or supported by the credit of domestic banks, foreign branches of domestic banks ("Euro CDs") or domestic branches of foreign banks ("Yankee CDs" and "Yankee BAs") or foreign branches of foreign banks ("Yankee Euros"). Holding Euro CDs, Yankee CDs, Yankee BAs, Yankee Euros, commercial paper or other obligations of foreign issuers may subject a Fund to investment risks that are different in some respects from those incurred by a Fund which invests only in obligations of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign branches of domestic banks, domestic branches of foreign banks and foreign branches of foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic branches of domestic banks (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information) and the Fund may experience difficulties in obtaining or enforcing a judgment against the issuing bank.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of Funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to the Euro CDs, Yankee CDs, Yankee BAs, Yankee Euros and other foreign bank obligations that a Fund may acquire.

U.S. GOVERNMENT OBLIGATIONS. Obligations of the U.S. Government and its agencies and instrumentalities include Treasury bills, certificates of indebtedness, notes and bonds, Treasury strips, and issues of such entities as the Federal Home Loan Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Funding Corporation, Tennessee Valley Authority and Federal National Mortgage Association. The Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds will not acquire obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank; however, the Government and Treasury Only Funds may acquire such obligations in accordance with their investment policies.

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Small

Business Administration, are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan Bank), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as obligations of the Federal National Mortgage Association), or only by the credit of the agency or instrumentality issuing the obligation (such as the Student Loan Marketing Association). Securities instrumentalities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any agency or instrumentality if it is not obligated to do so by law.

Certain securities issued or guaranteed by all governmental agencies may be prepaid by the issuer without penalty. Thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by a Fund at then-prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments were received.

The Government Fund may purchase certain agency securities (such as guaranteed notes of the Federal Aviation Administrations, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation) which often provide higher yields than are available from the more common types of government-backed investments. However, such specialized investments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While frequently offering attractive yields, the limited-activity markets of many of these securities means that if the Government Fund were required to liquidate any of them it might not be able to do so advantageously; accordingly, the Government Fund intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would limit its investment in such securities (as well as repurchase agreements maturing in more than seven days) to not more than 10% of the Fund's net assets.

Government National Mortgage Association ("GNMA") certificates are U.S. Government agency mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. In addition to GNMA certificates, mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC") may also be acquired. Securities issued and guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. If either fixed or

\
variable rate pass-through securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Prime, Government, Tax-Exempt Money and California Tax-Exempt Money Market Funds reserve the right to invest in them, after making appropriate disclosure to investors. Certain securities issued by all governmental agencies may be prepaid. Prepayment of mortgages underlying most mortgage-backed securities may reduce their current yield and total return. During periods of declining interest rates, such prepayments can be expected to accelerate and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

"STRIPPED" SECURITIES. Each Fund may invest in "stripped" securities, which are U.S. Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying principal obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their "face value", and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Treasury and Treasury Only Funds may only invest in stripped securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Government Fund may invest no more than 35% of its assets in stripped securities that have been stripped by their holder, typically ac custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRs") and Certificates of Accrual on Treasuries ("CATS"). The Government Fund intends to rely on the opinions of counsel to the sellers of these certificates or other evidences of ownership of U.S. Treasury obligations that, for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government obligations. Privately-issued stripped securities such as TIGRs and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is to guaranteed.

VARIABLE AND FLOATING RATE INSTRUMENTS. Securities purchased by a Fund may include variable and floating rate instruments, which may have a stated maturity in excess of a Fund's maturity limitations but which will, except for certain U.S. Government obligations, permit a Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Variable and floating rate instruments purchased by the Government Fund will be U.S. Government agency securities with stated maturities of typically up to 10 years, although stated maturities of up to 30 years are possible. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Funds are subject to a Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Fund's investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Funds invest, and their ability to repay principal and interest.

Variable and floating rate instruments purchased by the Prime, Treasury, Government and Treasury Only Funds may include participation certificates issued by trusts or financial institutions in variable and floating rate obligations owned by such issuers or affiliated organizations. A participation certificate gives a Fund a specified undivided interest (up to 100%) in the underlying obligations and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice. If the credit of the obligor is of minimal credit risk, no credit support from a bank or other financial institution will be necessary. In other circumstances, the participation certificate will be backed by an irrevocable letter of credit or guarantee of a bank,, or will be insured by an insurer, that the Funds' investment adviser has determined meets the quality standards for the Fund involved. If an interest is backed by an irrevocable letter of credit or guarantee of a bank or is insured as described above, a Fund will usually have the right to sell the interest back to the institution or draw on the letter of credit or insurance policy on demand after a specified notice period, for all or any part of the principal amount of the interest plus accrued interest. Although a participation interest may be sold by a Fund, under normal circumstances they will be held until maturity.

The Prime, Treasury, Government and Treasury Only Funds may also invest in obligations which provide for a variable or floating interest rate which is determined through a periodic "auction process." From time to time, holders of the obligations have the right to tender any such obligations to a remarketing agent which then remarkets the obligations which have been tendered and thereby determines a new interest rate for the following periods.

Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the investment adviser under guidelines established by the Company's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase by such Fund. In making such determinations, the investment adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, the Fund involved could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit and may have maturities of more than thirteen months. In determining a Fund's average weighted maturity and whether a variable or floating rate instrument has a remaining maturity of thirteen months or less, each variable rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed by the Company to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand; each variable rate instrument not having such a demand feature but having a stated maturity of thirteen months or less or issued or guaranteed by the U.S. Government or its agencies will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment; each floating rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be recovered through demand. Variable and floating rate instruments which are not payable upon seven days' notice and which do not have an active trading market are considered illiquid securities.

RATINGS AND ISSUER'S OBLIGATIONS. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch IBCA") and Thomson Bankwatch, Inc. ("Thomson") represent their opinions as to the quality of debt securities. However, ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

MUNICIPAL SECURITIES. Substantially all of the assets of the Tax-Exempt Money Fund and primarily all of the assets of the California Tax-Exempt Money Market Fund are invested in "Municipal Securities" (securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, authorities, agencies and instrumentalities, the interest on which is exempt from regular Federal income tax in the opinion of bond counselor to the issuer). The Tax-Exempt Money Fund may concentrate more than 25% of its assets in California Municipal Securities and the California Tax-Exempt Money Market Fund intends that under normal market conditions at least 80% of its net assets will be invested in California Municipal Securities. Although the Prime Fund is also authorized to invest in Municipal Securities under certain circumstances, no more than 5% of the value of such Fund's net assets will be so invested at any one time. (The purchase of Municipal Securities by the Prime Fund may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield on such securities, on a pre-tax basis, is comparable to that of other short-term money market instruments that the Fund may purchase. Dividends paid by the Prime Fund that are derived from interest on Municipal Securities would be taxable to the Fund's shareholders for federal income tax purposes.)

The two principal classifications of Municipal Securities which may be held by the Tax-Exempt Money and the California Tax-Exempt Money Market Funds (the "Tax-Exempt Funds") are

"general obligation" securities and "revenue securities". General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility being financed. Private activity bonds held by the Tax-Exempt Funds are in most cases revenue securities, which are not payable from the unrestricted revenues of the issuers. Consequently, the credit quality of such private activity bonds is usually directly related to the credit ratings of the users of the facility involved. The Tax-Exempt Funds may also acquire "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve Fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities include debt obligations issued by governmental entities to obtain Funds for various public purposes, including the construction of a wide range of public facilities, the reFunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Municipal Securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax Funds, the proceeds of bond placements or other revenues. The Tax-Exempt Funds may also purchase tax-exempt commercial paper.

Securities acquired by the Tax-Exempt Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." A Tax-Exempt Fund may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives a Fund involved an undivided interest (up to 100%) in the underlying obligation. Participation interests purchased by a Fund may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the Securities and Exchange Commission (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which the Tax-Exempt Fund involved will have the right to demand payment, on not more than 30 days' notice for all or any part of such participation interest, plus accrued interest. As to these instruments, the Tax-Exempt Funds intend to exercise their right to demand payment as needed to provide liquidity, to maintain or improve the quality of their respective investment portfolios or upon a default (if permitted under the terms of the instrument). Although a participation interest may be sold by a Fund under normal circumstances they will be held until maturity.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular federal income tax (and, with respect to California Municipal Securities, California state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Funds nor their investment adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

There are variations in the quality of Municipal Securities between classifications (such as general obligation, revenue and moral obligation issues) and within a particular classification, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. It should also be noted, with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), that the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the relevant Funds' Prospectuses under "Dividends, Distributions and Taxes.") The Funds cannot predict what legislation, if any, may be proposed in Congress or in the California legislature in the future as regards the federal and California state personal income tax status of interest on Municipal Securities in general, or California Municipal Securities in particular, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of Municipal Securities (and California Municipal Securities) for investment by the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund and the liquidity and value of such Funds' portfolios. In such an event the Board of Directors would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

REPURCHASE AGREEMENTS. Each Fund, except the Treasury Only Fund, may enter into repurchase agreements with respect to their portfolio securities as indicated in their Prospectuses. Pursuant to such agreements, a Fund purchases securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a specified date and price. No Fund will enter into repurchase agreements with Bank of America or Bank of America's affiliates, nor will any Fund give preference to repurchase agreements with distribution organizations, shareholder organizations or service organizations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Funds' custodian or a sub-custodian or in the Federal Reserve/Treasury book-entry system, and a Fund will make payment for such securities only upon receipt of evidence of physical delivery of the securities or of such book entry. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest reasonably expected to be incurred on a default), shall be equal to or greater than the resale price (including accrued resale premium) provided in the agreement. The accrued resale premium shall be the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the resale price specified in the repurchase agreement. If the seller defaulted on its repurchase obligation, the Fund holding the repurchase agreement would suffer a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS. The Funds may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to banks, and with respect to the Prime and Treasury Funds, other financial institutions, and agree to repurchase them at an agreed upon date and price. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian cash, U.S. Government securities and other liquid high-grade debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account for maintenance of such equivalent value. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities such Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the net investment income of such Fund. Neither the Tax-Exempt Money Fund nor the California Tax-Exempt Money Market Fund will purchase securities while it has borrowings (including reverse repurchase agreements) outstanding. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

INVESTMENT PRACTICES

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued," basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in a secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Funds' forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the total assets of a particular Fund absent unusual market conditions. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objective. When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets (cash or liquid securities) in the separate account so that the value of the account remains equal to the amount of such Fund's commitment. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid investments to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the investment adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of its assets.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase, a forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

STAND-BY COMMITMENTS. The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price.

The amount payable to the Tax-Exempt Money Fund or the California Tax-Exempt Money Market Fund upon its exercise of a "stand-by commitment" is normally the amortized cost of the underlying instruments plus accrued interest, if any. "Stand-by commitments" can be acquired when the remaining maturity of the underlying Municipal Securities is not greater than thirteen months, and are exercisable by a Fund at any time before the maturity of such obligations. In determining net asset value, a Fund values Municipal Securities on the basis of amortized cost without reference to the presence of the "stand-by commitment," as described below. A "stand-by commitment" may be sold, transferred or assigned by a Fund only with the instrument involved.

The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by a Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund intend to enter into "stand-by commitments" only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

The Tax-Exempt Money Fund or California Tax-Exempt Money Market Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued at amortized cost in accordance with the ordinary method of valuation employed by a Fund. "Stand-by commitments" which would be acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. "Stand-by commitments" would not affect a Fund's average weighted maturity.

LOANS OF SECURITIES. The Prime Fund, Government Fund and Treasury Only Fund may lend their securities to brokers, dealers and financial institutions, provided
(1) the loan is secured continuously by collateral consisting of U.S. Government securities (U.S. Treasury securities with respect to the Treasury Only Fund) or cash or letters of credit which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund involved may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund

(33 1/3% with respect to the Treasury Only Fund).

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

ADDITIONAL INFORMATION

The investment adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by a Fund of the Company. The Fund may also invest in securities, interests or obligations of companies or entities which have a deposit, loan, commercial banking or other business relationship with Bank of America or any of its affiliates (including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by a Fund of the Company).

The California Tax-Exempt Money Market Fund is classified as a non-diversified investment company under the Investment Company Act of 1940. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

The California Tax-Exempt Money Market Fund is, and the Tax-Exempt Money Fund may be, concentrated in securities issued by the State of California or entities within the State of California, and the California Tax-Exempt Money Market Fund may invest a significant percentage of its assets in a single issuer. Therefore, investment in the Funds may be riskier than an investment in other types of money market funds.

The concentration in California Municipal Securities by the California Tax-Exempt Money Market Fund and the Tax-Exempt Money Fund raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of California issues with the yield of a more diversified portfolio including non-California issues before making an investment decision.

Many of the Tax-Exempt Funds' Municipal Securities are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local California governmental entities, it is not presently possible to determine the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to Municipal Securities of California governmental issuers over the past several years.

In addition to the various initiatives discussed above, although economic factors such as the reduction in defense spending and a decline in tourism had an adverse impact on the economy in California in the early 1990's, California's economy has recently out performed that of the nation, with employment growth, unemployment decline and increases in personal income as well as an anticipated budget surplus for the State in Fiscal Year 1997-98. With approximately half of California's exports being sold in Asia, financial problems in the region have had a slight dampening effect on the California economy. However, strong export growth to Mexico has offset some of the weakness in Asia.

In addition to the risk of nonpayment of state and local California governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by the Funds pursuant to current Securities and Exchange Commission regulations. Since there are large numbers of buyers of such debt that are similarly restricted, the supply of Eligible Securities (as defined above) could become inadequate at certain times. A more detailed description of special factors affecting investments in California Municipal Securities, of which investors should be aware, is set forth below.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

This summary does not purport to be a comprehensive description of all relevant facts. Although the Company has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Company. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved. While the Company has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

ECONOMIC FACTORS

FISCAL YEARS PRIOR TO 1995-96. Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions and growth of the largest General Fund Program - K-14 education, health, welfare and corrections -- at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as result of recent federal and State welfare reform initiatives.

As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had period of significant budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire such deficits in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year Plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

1995-96 AND 1996-97 FISCAL YEARS
With the end of the recession, and a growing economy beginning in 1994, the State's financial condition improved markedly in the last two fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the SFEU to post a positive cash balance for only the second time in the 1990's, totaling $281 million as of June 30, 1997. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit borrowing has occurred over the end of these last two fiscal years.

In each of these two fiscal years, the State budget contained the following major features:

1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98. This new money allowed several new education initiatives to be funded, and raised K-12 per-pupil spending to around $4,900 by Fiscal Year 1996-97. See "STATE FINANCES" Proposition 98".

2. The Budgets restrained health and welfare spending levels, holding to reduced benefit levels enacted in earlier years, and attempted to reduce General Fund spending by calling for greater support from the federal government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal aliens. Some of these efforts were successful, and federal welfare reform also helped, but as a whole the federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were, however, filled by the strong revenue collections, which exceeded expectations.

3. General Fund support for the University of California and the California State University system grew by an average of 5.2 percent and 3.3 percent per year, respectively, and there were no increases in student fees.

4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however.

5. There were no tax increases, and starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renter's Tax Credit, first taken as a cost-saving measure during the recession, was continued.

As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (about $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. As a result, there was no dramatic increase in budget reserves, although the accumulated budget deficit from the recession years was finally eliminated in the past fiscal year.

1997-98 FISCAL YEAR

Background

On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion, and proposed expenditures of $50.3 billion, resulting in an anticipated budget reserve in the SFEU of about $550 million. The Proposed Budget included provisions for a further 10% cut in Bank and Corporation Taxes, which ultimately was not enacted by the Legislature.

At the time of the Department of Finance May Revision, released on May 14, 1997, the Department of Finance increased it revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy. Budget negotiations continued into the summer, with major issues to be resolved including final agreement on State welfare reform, an increase in State employee salaries and consideration of the tax cut proposed by the Governor.

In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, below, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.235 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97. In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. If approved by the Board of Control, the claim would become part of an annual claims bill in the 1998-99 Budget.

FISCAL YEAR 1997-98 BUDGET ACT

Following the transfer of funds to the PERF, final agreement was reached within a few weeks on the welfare package and remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. Agreement was not finally reached at that time on one aspect of the budget plan, concerning the Governor's proposal for a comprehensive educational testing program.

On August 18, 1997, the Governor signed the Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. Approximately $200 million of this amount was restored in subsequent legislation passed before the end of the Legislative Session.

The Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14 billion), and $2.1 billion of expenditures from various Bond Funds. Subsequent to the Budget Act enactment, the State undertook its normal cash flow borrowing program by issuing $3 billion of Notes which mature June 30, 1998.

The following were major features of the 1997-98 Budget Act:

1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives. See "STATE FINANCES - Proposition 98.

2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brings funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

3. Continuing the third year of a four-year "compact" which the Administration had made with higher education units, funding from the General Fund for the University of California and the California State University system was increased by approximately 6 percent ($121 million and $107 million, respectively). There was no increase in student fees.

4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in general funds, already included in the federal FY 1997 and 1998 budgets, were included in the Budget Act, to offset incarceration costs for illegal aliens.

7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million. The Legislature has not made any decision on conformity of State tax laws to the recent federal tax reduction bill; a comprehensive review of this subject is expected to take place next year.

At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

The Department of Finance released updated estimates for the 1997-98 Fiscal Year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

PROPOSED 1998-99 FISCAL YEAR BUDGET

On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

Total General Fund expenditures for 1998-99 are recommended at $55.4 billion, an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments PERS v. Wilson (See "1997-98 Fiscal Year" above). The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level at June 30, 1998 PERS liability.

The Governor's Budget projects Special Fund revenues of $14.7 billion, and Special Fund expenditures of $15.2 billion, in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

In May 1996, a taxpayer action was filed against the City of San Diego ("San Diego") and the San Diego Convention Center Expansion Authority (the "Authority") challenging the validity of a lease revenue financing involving a lease (the "San Diego Lease") having features similar to the leases commonly used in California lease-based financings such as certificates of participation (the "Rider Case"). The Rider Case plaintiffs alleged that voter approval is required for the San Diego Lease (a) since the lease constituted indebtedness prohibited by Article XVI, Section 18 of the California Constitution without a two-thirds vote of the electorate, and (b) since San Diego was prohibited under its charter from issuing bonds without a two-thirds vote of the electorate, and the power of the Authority, a joint powers' authority, one of the members of which is San Diego, to issue bonds is no greater than the power of San Diego. In response to San Diego's motion for summary judgment, the trial court rejected the plaintiffs' arguments and ruled that the San Diego Lease was constitutionally valid and that the Authority's related lease revenue bonds did not require voter approval. The plaintiffs appealed the matter to the Court of Appeals for the Fourth District, which affirmed the validity of the San Diego Lease and of the lease revenue bond financing arrangements. The plaintiffs then filed a petition for review with the California State Supreme Court, and, on April 2, 1997, the Court granted the plaintiff's petition for review. A decision from the Supreme Court is expected to be decided within the 1998 calendar term.

CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

REVENUE DISTRIBUTION. Certain Debt Obligations in the California Tax-Exempt Money Market Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

HEALTH CARE LEGISLATION. Certain Debt Obligations in the California Tax-Exempt Money Market Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

MORTGAGES AND DEEDS. Certain Debt Obligations in the California Tax-Exempt Money Market Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain Debt Obligations in the California Tax-Exempt Money Market Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

PROPOSITION 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual


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"appropriations limit" and are not allowed to spend certain moneys called
"appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities.
Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12,


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

1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government


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

occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

8. Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511 (Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal.4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

PROPOSITION 218. On November 5, 1996,the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate


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

fees and assessments, notify the public and defend local government fees and assessments in court.

Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record


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owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

Other Investment Information. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of the California Tax-Exempt Money Market Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

If Pacific Horizon's Board of Directors, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in California Tax-Exempt Money Market Fund at the close of each quarter of the Fund's taxable year, the Board would re-evaluate the Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.


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